Registration No.
                                                     Registration No. 811-07659
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

         Pre-Effective Amendment No.                                       [ ]

         Post-Effective Amendment No. 10                                   [X]

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]

         Amendment No. 258                                                 [X]


                        (Check appropriate box or boxes)

                              --------------------

                            SEPARATE ACCOUNT No. 49
                                       of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                              --------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                              --------------------


                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)


                              --------------------

                  Please send copies of all communications to:

                           CHRISTOPHER E. PALMER, ESQ.
                               GOODWIN PROCTER LLP
                            901 NEW YORK AVENUE, N.W.
                             WASHINGTON, D.C. 20001

         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

         Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

         It is proposed that this filing will become effective (check appropriate box):

  [ ]    Immediately upon filing pursuant to paragraph (b) of Rule 485.

  [ ]    On (____________) pursuant to paragraph (b) of Rule 485.

  [X]    60 days after filing pursuant to paragraph (a)(1) of Rule 485.

  [ ]    On (____________) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

         Units of interest in Separate Account under variable annuity contracts.

                                      NOTE

This Post-Effective Amendment No. 10 ("PEA") on Form N-4 Registration
Statement No. 333-160951 ("Registration Statement") of Separate Account No. 49 of AXA Equitable Life Insurance Company ("AXA Equitable") is being filed for the purpose of including in the Registration Statement a revised version of the Retirement Cornerstone(SM) - Series ADV prospectus and therefore supersedes Post-Effective Amendment No. 3 to this Registration Statement. Also included in this PEA is an additional prospectus for AXA Equitable's Retirement Cornerstone(SM) Series B, CP (SM), L and C and a Statement of Additional Information related to both prospectuses. Part C of the Registration Statement has also been updated pursuant to the requirements of Form N-4.

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Retirement Cornerstone(SM) -- Series ADV
A combination variable and fixed deferred annuity contract



PROSPECTUS DATED JANUARY     , 2011


Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust, which contain important information about the portfolios.


--------------------------------------------------------------------------------

WHAT IS THE RETIREMENT CORNERSTONE(SM) SERIES?

The Retirement Cornerstone(SM) Series are deferred annuity contracts issued by AXA Equitable Life Insurance Company. This Prospectus describes contracts offered under Series ADV. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special money market dollar cost averaging.


This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

The contract may not currently be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchase the contract. For a state-by-state description of all material variations of this contract, see Appendix IV later in this Prospectus. All features and benefits may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits.

WE RESERVE THE RIGHT TO DISCONTINUE ACCEPTANCE OF ANY APPLICATION OR CONTRIBUTION FROM YOU AT ANY TIME, INCLUDING AFTER YOU PURCHASE THE CONTRACT. IF YOU HAVE ONE OR MORE GUARANTEED BENEFITS AND WE EXERCISE OUR RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS TO THE CONTRACT AND/OR CONTRIBUTIONS AND/OR TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS MEANS THAT IF YOU HAVE NOT YET ALLOCATED AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NOT BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS ALSO MEANS THAT IF YOU HAVE ALREADY FUNDED YOUR GUARANTEED BENEFITS BY ALLOCATING AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO INCREASE YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE AND THE BENEFIT BASES ASSOCIATED WITH YOUR GUARANTEED BENEFITS THROUGH CONTRIBUTIONS AND TRANSFERS.


In order to fund certain benefits, you must select specified investment options. See "What are your investment options under the contract?" and "Allocating your contributions" in "Contract features and benefits" later in this Prospectus for more information on applicable allocation requirements.

TYPES OF CONTRACTS. We offer the contracts for use as:

o A nonqualified annuity ("NQ") for after-tax contributions only.

o An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA.


o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

The optional Guaranteed benefits under the contract include: (i) the Guaranteed income benefit ("GIB"), (ii) the Return of Principal death benefit; (iii) the Highest Anniversary Value death benefit; and (iv) the "Greater of" death benefit (collectively, the "Guaranteed benefits").


THE GIB IS ISSUED WITH ALL ELIGIBLE CONTRACTS UNLESS YOU TELL US THAT YOU DO NOT WANT IT BY "OPTING OUT" AT THE TIME YOU APPLY FOR THE CONTRACT. IF YOU OPT OUT, THE GIB CANNOT BE ADDED LATER.

The registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional
information ("SAI") dated January     , 2011, is part of the registration
statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.



THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF
PRINCIPAL.
                                                                          X03204
                                                                      Series ADV
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Our variable investment options are subaccounts offered through Separate
Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of one of the trusts (the "Trusts"). Below is a complete list of the variable investment options:




--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST                      AMERICAN CENTURY VARIABLE
o AXA Aggressive Allocation                  PORTFOLIOS, INC. -- CLASS II
o AXA Moderate Allocation                  o American Century VP Large Company
o AXA Moderate-Plus Allocation               Value Fund
                                           o American Century VP Mid Cap Value
  EQ ADVISORS TRUST                          Fund
o All Asset Allocation
o AXA Balanced Strategy*(1)                  BLACKROCK VARIABLE SERIES FUNDS,
o AXA Conservative Growth Strategy*(         INC. -- CLASS III
o AXA Conservative Strategy*(1)            o BlackRock Global Allocation
o AXA Growth Strategy(1)                     V.I. Fund
o AXA Moderate Growth Strategy*(1)         o BlackRock Large Cap Growth V.I. Fund
o AXA Tactical Manager 2000(1)
o AXA Tactical Manager 400(1)                FIDELITY(R) VARIABLE INSURANCE
o AXA Tactical Manager 500(1)                PRODUCTS FUND -- SERVICE CLASS 2
o AXA Tactical Manager International(1)    o Fidelity(R) VIP Asset Manager: Growth(R)
o EQ/AllianceBernstein International         Portfolio
o EQ/AllianceBernstein Small Cap           o Fidelity(R) VIP Contrafund(R) Portfolio
  Growth                                   o Fidelity(R) VIP Freedom 2015 Portfolio
o EQ/AXA Franklin Small Cap Value Core     o Fidelity(R) VIP Freedom 2020 Portfolio
o EQ/BlackRock Basic Value Equity          o Fidelity(R) VIP Freedom 2025 Portfolio
o EQ/BlackRock International Value         o Fidelity(R) VIP Freedom 2030 Portfolio
o EQ/Boston Advisors Equity Income         o Fidelity(R) VIP Mid Cap Portfolio
o EQ/Capital Guardian Research             o Fidelity(R) VIP Strategic Income Portfolio
o EQ/Common Stock Index
o EQ/Core Bond Index(1)                      FRANKLIN TEMPLETON VARIABLE
o EQ/Davis New York Venture                  INSURANCE PRODUCTS TRUST -- CLASS 2
o EQ/Equity 500 Index                      o Franklin Income Securities Fund
o EQ/Franklin Core Balanced                o Franklin Strategic Income Securities
o EQ/Franklin Templeton Allocation           Fund
o EQ/GAMCO Mergers and Acquisitions        o Franklin Templeton VIP Founding Funds
o EQ/GAMCO Small Company Value               Allocation Fund
o EQ/Global Bond PLUS                      o Mutual Shares Securities Fund
o EQ/Global Multi-Sector Equity            o Templeton Developing Markets
o EQ/Intermediate Government Bond            Securities Fund
  Index(1)                                 o Templeton Foreign Securities Fund
o EQ/International Core PLUS               o Templeton Global Bond Securities Fund
o EQ/International ETF                     o Templeton Growth Securities Fund
o EQ/International Growth
o EQ/JPMorgan Value Opportunities            GOLDMAN SACHS VARIABLE INSURANCE
o EQ/Large Cap Growth Index                  TRUST -- SERVICE SHARES
o EQ/Large Cap Growth PLUS                 o Goldman Sachs VIT Mid Cap Value
o EQ/Large Cap Value Index                   Fund
o EQ/Large Cap Value PLUS
o EQ/Mid Cap Index                           AIM VARIABLE INSURANCE FUNDS
o EQ/Mid Cap Value PLUS                      (INVESCO VARIABLE INSURANCE FUNDS)
o EQ/Money Market                            -- SERIES II
o EQ/Montag & Caldwell Growth              o Invesco V.I. Global Real Estate Fund
o EQ/Morgan Stanley Mid Cap Growth         o Invesco V.I. High Yield
o EQ/Mutual Large Cap Equity               o Invesco V.I. International Growth Fund
o EQ/Oppenheimer Global                    o Invesco V.I. Leisure Fund
o EQ/PIMCO Ultra Short Bond                o Invesco V.I. Mid Cap Core Equity Fund
o EQ/Small Company Index                   o Invesco V.I. Small Cap Equity Fund
o EQ/T. Rowe Price Growth Stock
o EQ/Templeton Global Equity                  IVY FUNDS VARIABLE INSURANCE
o EQ/Van Kampen Comstock                      PORTFOLIOS
o EQ/Wells Fargo Advantage Omega           o Ivy Funds VIP Asset Strategy
  Growth                                   o Ivy Funds VIP Dividend Opportunities
                                           o Ivy Funds VIP Energy
  ALLIANCEBERNSTEIN VARIABLE PRODUCT       o Ivy Funds VIP Global Natural Resources
  SERIES FUND, INC. -- CLASS B             o Ivy Funds VIP High Income
o AllianceBernstein VPS Balanced Wealth    o Ivy Funds VIP Mid Cap Growth
  Strategy Portfolio                       o Ivy Funds VIP Science and Technology
o AllianceBernstein VPS International      o Ivy Funds VIP Small Cap Growth
  Growth Portfolio
                                             LAZARD RETIREMENT SERIES, INC. --
                                             SERVICE SHARES
                                           o Lazard Retirement Emerging Markets
                                             Equity Portfolio

----------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
----------------------------------------------------------------------------------------
  LORD ABBETT SERIES                          PROFUNDS VP
o Lord Abbett Bond Debenture                o ProFund VP Bear
o Lord Abbett Classic Stock                 o ProFund VP Biotechnology
o Lord Abbett Growth Opportunities

  MFS(R) VARIABLE INSURANCE TRUSTS --         RYDEX VARIABLE TRUST
  SERVICE CLASS                             o Rydex SGI VT Alternative Strategies
o MFS(R) International Value Portfolio        Allocation Fund
o MFS(R) Investors Growth Stock Series      o Rydex SGI VT Managed Futures
o MFS(R) Investors Trust Series               Strategy Fund
o MFS(R) Technology Portfolio               o Rydex VT Inverse S&P Strategy Fund
o MFS(R) Utilities Series
                                              T. ROWE PRICE EQUITY SERIES, INC.
  PIMCO VARIABLE INSURANCE TRUST --         o T.Rowe Price Health Sciences
  ADVISOR CLASS                               Portfolio II
o PIMCO VIT CommodityRealReturn(R)
  Strategy Portfolio                          VAN ECK VIP TRUST -- S CLASS
o PIMCO VIT Emerging Markets Bond           o Van Eck VIP Global Hard Assets Fund
  Portfolio
o PIMCO VIT Real Return
  Strategy Portfolio
o PIMCO VIT Total Return Portfolio
----------------------------------------------------------------------------------------


*     The "AXA Strategic Allocation Portfolios"


(1) This variable investment option is also available as a Protection with Investment Performance variable investment option should you decide to fund your Guaranteed benefits. For more information, please see "What are your investment options under the contract?" under "Contract features and benefits" later in this Prospectus.



Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options. IF YOU HAVE ONE OR MORE GUARANTEED BENEFITS AND WE EXERCISE OUR RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS TO THE CONTRACT AND/OR CONTRIBUTIONS AND/OR TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS MEANS THAT IF YOU HAVE NOT YET ALLOCATED AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NOT BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS ALSO MEANS THAT IF YOU HAVE ALREADY FUNDED YOUR GUARANTEED BENEFITS BY ALLOCATING AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO INCREASE YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE AND THE BENEFIT BASES ASSOCIATED WITH YOUR GUARANTEED BENEFITS THROUGH CONTRIBUTIONS AND TRANSFERS. Also, we limit the number of variable investment options that you may select.


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Contents of this Prospectus


RETIREMENT CORNERSTONE(SM) -- SERIES ADV
--------------------------------------------------------------------------------

Definitions of key terms                                                     5

Who is AXA Equitable?                                                        8
How to reach us                                                              9
Retirement Cornerstone(SM) -- Series ADV at a glance -- key features        11

--------------------------------------------------------------------------------
FEE TABLE                                                                   14
--------------------------------------------------------------------------------
Examples                                                                    15
Condensed financial information                                             16

--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           17
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                        17
Owner and annuitant requirements                                            23
How you can make your contributions                                         23
What are your investment options under the contract?                        24
Portfolios of the Trusts                                                    26
Allocating your contributions                                               35
Dollar cost averaging                                                       37
Guaranteed income benefit                                                   40
Death benefit                                                               48
Guaranteed minimum death benefits                                           48
How withdrawals affect your Guaranteed benefits                             52
Dropping or changing your Guaranteed benefits                               53
Inherited IRA beneficiary continuation contract                             53
Your right to cancel within a certain number of days                        55

--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        56
--------------------------------------------------------------------------------
Your account value and cash value                                           56
Your contract's value in the variable investment options                    56
Your contract's value in the guaranteed interest option                     56
Effect of your account values falling to zero                               56



--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         58
--------------------------------------------------------------------------------
Transferring your account value                                             58
Disruptive transfer activity                                                59

Rebalancing among your Investment Performance variable investment
  options and guaranteed interest option                                   60




----------------------
"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.



                                                  Contents of this Prospectus  3
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--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     62
--------------------------------------------------------------------------------
Withdrawing your account value                                              62
How withdrawals are taken from your Total account value                     65
Withdrawals treated as surrenders                                           65
Surrendering your contract to receive its cash value                        66
When to expect payments                                                     66
Your annuity payout options                                                 66

--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     69
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          69
Charges that the Trusts deduct                                              71
Group or sponsored arrangements                                             71
Other distribution arrangements                                             71

--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 72
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     72
Non-spousal joint owner contract continuation                               73
Spousal continuation                                                        73
Beneficiary continuation option                                             74

--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          76
--------------------------------------------------------------------------------
Overview                                                                    76
Contracts that fund a retirement arrangement                                76
Special rule for conversions to Roth IRA in 2010                            76
Transfers among investment options                                          76
Taxation of nonqualified annuities                                          76
Individual retirement arrangements (IRAs)                                   78
Traditional individual retirement annuities (traditional IRAs)              79
Roth individual retirement annuities (Roth IRAs)                            84
Federal and state income tax withholding and information reporting          86
Impact of taxes to AXA Equitable                                            87

--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         88
--------------------------------------------------------------------------------
About Separate Account No. 49                                               88
About the Trusts                                                            88
About the general account                                                   88
About other methods of payment                                              89
Dates and prices at which contract events occur                             89
About your voting rights                                                    90
Misstatement of age                                                         90
Statutory compliance                                                        90
About legal proceedings                                                     90
Financial statements                                                        91
Transfers of ownership, collateral assignments, loans and borrowing         91
About Custodial IRAs                                                        91
How divorce may affect your Guaranteed benefits                             91
Distribution of the contracts                                               91

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APPENDICES
--------------------------------------------------------------------------------
   I -- Dropping or changing your Guaranteed benefits                      A-1
  II -- Guaranteed benefit base examples                                   B-1
 III -- Hypothetical illustrations                                         C-1
  IV -- State contract availability and/or variations of certain
          features and benefits                                            D-1
   V -- Examples of Automatic payment plans                                E-1
  VI -- Examples of how withdrawals affect your Guaranteed benefit bases   F-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------


4  Contents of this Prospectus
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Definitions of key terms


--------------------------------------------------------------------------------


ANNUAL ROLL-UP RATE -- The "Annual Roll-up rate" is the rate used to calculate the Annual withdrawal amount. It is also used to calculate amounts credited to your GIB benefit base and Roll-up to age 85 benefit base (for contracts with the "Greater of" guaranteed minimum death benefit).

ANNUAL WITHDRAWAL AMOUNT -- The "Annual withdrawal amount" is the amount that can be withdrawn from your contract without reducing your GIB benefit base and Roll-up to age 85 benefit base. It is equal to the Annual Roll-up rate in effect at the time, multiplied by the GIB benefit base as of the most recent contract date anniversary.

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract's owner. Where the owner of the contract is a non-natural, the annuitant is the measuring life for determining benefits under the contract.

AUTOMATIC INVESTMENT PROGRAM ("AIP") -- The "Automatic investment program" allows you to make on-going contributions to your contract through electronic fund transfers from your financial institution.

BUSINESS DAY -- Our "business day" is generally and day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

CASH VALUE -- At any time before annuity payments begin, your contract's "cash value" is equal to the Total account value.

CONTRACT DATE -- The "contract date" is the effective date of the contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1st, your contract date anniversary is April 30th.

CONTRACT YEAR -- The "contract year" is the 12-month period beginning on your contract date and each 12-month period after that date.

CUSTOMIZED PAYMENT PLAN -- For contracts with GIB, our "Customized payment plan" allows you to request amounts up to your Annual withdrawal amount as scheduled payments to you through one of five customized options.

CUSTOM SELECTION RULES -- The "Custom Selection Rules" are rules for the allocation of contributions and for transfers to, and transfers among, the Protection with Investment Performance account. These rules require that allocations be made according to certain categories and investment option limits.

DEFERRAL BONUS ROLL-UP RATE -- The "Deferral bonus Roll-up rate" is used to calculate amounts credited to your GIB benefit base and the Roll-up to age 85 benefit base (used in the calculation of the "Greater of" death benefit).

EXCESS WITHDRAWAL -- For contracts with the GIB, an "Excess withdrawal" is a withdrawal in excess of your Annual withdrawal amount.

FREE LOOK -- If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. This is your "Free look" right under the contract.

GIB BENEFIT BASE -- The GIB benefit base is an amount used to determine your Annual withdrawal amount and your Lifetime GIB payments. Your GIB benefit base is created and increased by allocations and transfers to your Protection with Investment Performance account. The GIB benefit base is not an account value or cash value. The GIB benefit base is also used to calculate the charge for the GIB.

GENERAL DOLLAR COST AVERAGING -- Our "General dollar cost averaging program" is a program that allows for the systematic transfers of amounts in the EQ/Money Market variable investment option to the Investment Performance variable investment options.

"GREATER OF" DEATH BENEFIT -- The "Greater of" death benefit is an optional guaranteed minimum death benefit in connection with your Protection with Investment Performance account value only. The death benefit is calculated using the greater of two benefit bases -- the greater of the Roll-up to age 85 benefit base and the Highest Anniversary Value benefit base. There is an additional charge for the "Greater of" death benefit under the contract.

GUARANTEED INCOME BENEFIT ("GIB") -- The GIB is a benefit that guarantees, subject to certain restrictions, annual lifetime payments or "Lifetime GIB payments". The GIB also allows you to take certain withdrawals prior to the beginning of your Lifetime GIB payments that do not reduce your GIB benefit base (your "Annual withdrawal amount"). There is an additional charge for the GIB under the contract.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT -- The "Highest Anniversary Value death benefit" is an optional guaranteed minimum death benefit in connection with your Protection with Investment Performance account value only. The death benefit is calculated using the value of your Protection with Investment Performance account on your highest contract date anniversary. There is an additional charge for the Highest Anniversary Value death benefit under the contract.

INVESTMENT PERFORMANCE ACCOUNT VALUE -- The "Investment Performance account value" is the total value in: (i) the Investment Performance variable investment options, (ii) the Guaranteed interest option, and (iii) amounts in the account for special dollar cost averaging designated for the Investment Performance variable investment options.

INVESTMENT SIMPLIFIER -- Our "Investment simplifier" allows for systematic transfers of amounts in the Guaranteed interest option to the



                                                     Definitions of key terms  5
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Investment Performance account variable investment options. There are two options under the program -- the Fixed dollar option and the Interest sweep option.

IRA  -- Individual retirement annuity contract, either traditional IRA or Roth
IRA.

IRS  -- Internal Revenue Service

LIFETIME GIB PAYMENTS -- For contracts with the GIB, "Lifetime GIB payments" are annual lifetime payments that are calculated by applying a percentage to your GIB benefit base. Lifetime GIB payments will begin at the earliest of: (i) the contract date anniversary following the date the Protection with Investment Performance account falls to zero (except as the result of an Excess withdrawal), (ii) the contract date anniversary following your 95th birthday, and (iii) your contract's maturity date.

MATURITY DATE -- The contract's "maturity date" is generally the contract date anniversary that follows the annuitant's 95th birthday.

MAXIMUM PAYMENT PLAN -- For contracts with GIB, our "Maximum payment plan" allows you to request your Annual withdrawal amount as scheduled payments.

NQ CONTRACT  -- Nonqualified annuity contract

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE -- The "Protection with Investment Performance account value" is the total value in: (i) the Protection with Investment Performance variable investment options, and (ii) amounts in the account for special dollar cost averaging designated for the Protection with Investment Performance variable investment options.

RETURN OF PRINCIPAL DEATH BENEFIT -- The "Return of Principal" death benefit is a death benefit in connection with your Protection with Investment Performance account value only. The benefit is calculated using the amounts of contributions and transfers to the Protection with Investment Performance account, less withdrawals. There is no additional charge for this death benefit.

SAI  -- Statement of Additional Information

SEC  -- Securities and Exchange Commission

SPECIAL MONEY MARKET DOLLAR COST AVERAGING -- Our "Special money market dollar cost averaging program" allows for the systematic transfers of amounts in the account for special money market dollar cost averaging into both the Protection with Investment Performance variable investment options and Investment Performance variable investment options, and the Guaranteed interest option.

SYSTEMATIC TRANSFER PROGRAM -- Our "Systematic transfer program" is a program that allows you to have amounts in the Investment Performance account variable investment options and the Guaranteed interest option automatically transferred to your Protection with Investment Performance variable investment options.

TOTAL ACCOUNT VALUE -- Your "Total account value" is the total of (i) your Protection with Investment Performance account value and (ii) your Investment Performance account value.



6  Definitions of key terms

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To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.





--------------------------------------------------------------------------------------
 PROSPECTUS                                       CONTRACT OR SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------------------
   Total account value                            Annuity Account Value

   unit                                           Accumulation Unit

   Guaranteed minimum death benefit               Guaranteed death benefit

   guaranteed interest option                     Guaranteed Interest Account

   Protection with Investment Performance         Protection with Investment Performance
   variable investment options and contributions  Account Value to the account for special money market
   dollar cost averaging designated for the
   Protection with Investment Performance
   variable investment options

   Investment Performance variable investment     Investment Performance Account Value
   options, the guaranteed interest option
   and contributions to the account for
   special money market dollar cost averaging
   designated for the Investment Performance
   variable investment options
---------------------------------------------------------------------------------------


                                                      Definitions of key terms 7
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Who is AXA Equitable?

--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


8  Who is AXA Equitable?
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HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:



--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
     Retirement Service Solutions
     P.O. Box 1577
     Secaucus, NJ 07096-1577


FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
     Retirement Service Solutions
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094



--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
     Retirement Service Solutions
     P.O. Box 1547
     Secaucus, NJ 07096-1547


FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
     Retirement Service Solutions
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.


--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o written confirmation of financial transactions and certain non-financial transactions, including termination of a systematic withdrawal option;

o statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

o annual statement of your contract values as of the close of the contract year.

--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:


o your current Total account value, Protection with Investment Performance account value, and Investment Performance account value;


o your current allocation percentages;

o the number of units you have in the variable investment options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options subject to certain restrictions;

o elect to receive certain contract statements electronically;


o enroll in, modify or cancel a rebalancing program of your Investment Performance account value (through Online Account Access only) (when available);


o request a quote of your Annual withdrawal amount (through Online Account Access) (when available);

o change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only); and

o access Frequently Asked Questions and Service Forms (not available through
  TOPS).


TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may access Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.


--------------------------------------------------------------------------------
As of the date of this Prospectus, TOPS is not available. TOPS will be available on or about February 15, 2011.
--------------------------------------------------------------------------------


We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any


                                                        Who is AXA Equitable?  9
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act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing." See "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus for more information.



--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);

(2)    conversion of a traditional IRA to a Roth IRA contract;

(3)    election of the automatic investment program;

(4)    tax withholding elections;


(5)    election of the Beneficiary continuation option;


(6)    IRA contribution recharacterizations;

(7)    Section 1035 exchanges;

(8)    direct transfers and specified direct rollovers;

(9) requests to opt out of an automatic reset that is subject to an increase in a charge or reinstate automatic resets for both your GIB benefit base and your Roll-up to age 85 benefit base;

(10)   death claims;

(11)   change in ownership (NQ only, if available under your contract);

(12)   purchase by, or change of ownership to, a non-natural owner;

(13) requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed income benefit;

(14)   requests to drop or change your Guaranteed benefits;

(15)   requests to collaterally assign your NQ contract;

(16) requests to transfer, re-allocate, rebalance, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems); and

(17)   requests to enroll in or cancel the systematic transfer program.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) beneficiary changes;

(2) contract surrender and withdrawal requests;

(3) general dollar cost averaging (including the fixed dollar and interest sweep options); and

(4) special money market dollar cost averaging.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) automatic investment program;

(2) general dollar cost averaging (including the fixed dollar and interest sweep options);


(3) special money market dollar cost averaging;


(4) substantially equal withdrawals;

(5) systematic withdrawals; and

(6) the date annuity payments are to begin.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1) opt out of an automatic reset of your GIB benefit base and your Roll-up to age 85 benefit base (used to calculate your "Greater of" death benefit) that is subject to an increase in a charge.

                    --------------------------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.


10  Who is AXA Equitable?
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Retirement Cornerstone(SM) -- Series ADV at a glance -- key features


--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT           The Retirement Cornerstone(SM) -- Series ADV variable investment options invest in different
MANAGEMENT                        Portfolios managed by professional investment advisers.

-----------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INTEREST               o Principal and interest guarantees.
OPTION
                                  o Interest rates set periodically.
------------------------------------------------------------------------------------------------------------------------------------
TAX ADVANTAGES                    o No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.
                                  --------------------------------------------------------------------------------------------------
                                  o No tax on transfers among investment options inside the contract.
                                  --------------------------------------------------------------------------------------------------
                                  If you are purchasing or contributing to an annuity contract which is an Individual Retirement
                                  Annuity (IRA), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or contributing to one of the contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared which any other investment that you may use in connection with your retirement plan or arrangement. Depending on your personal situation, the contract's Guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INCOME BENEFIT         The GIB guarantees, subject to certain restrictions, annual lifetime payments ("Lifetime GIB
("GIB")                           payments"), which GIB") will begin automatically at the earliest of: (i.) the contract date anniversary following the date your Protection with Investment Performance account value falls to zero, except as the result of a withdrawal in excess of your Annual withdrawal amount ("Excess withdrawal"); (ii.) the contract date anniversary following your 95th Birthday; and (iii.) your contract's maturity date. Lifetime GIB payments can be on a single or joint life basis. YOUR
                                  LIFETIME GIB PAYMENTS ARE CALCULATED BY APPLYING A PERCENTAGE (WHICH IS BASED ON YOUR AGE AT THE
                                  TIME YOUR PAYMENTS BEGIN) TO YOUR GIB BENEFIT BASE. YOUR GIB BENEFIT BASE IS TIED TO AMOUNTS YOU
                                  ALLOCATE TO YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT. THE INVESTMENT OPTIONS AVAILABLE
                                  TO FUND YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT ARE LIMITED. SEE "GIB BENEFIT BASE" IN
                                  "CONTRACTS FEATURES AND BENEFITS" LATER IN THIS PROSPECTUS.

                                  AN EXCESS WITHDRAWAL THAT REDUCES YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE TO
                                  ZERO WILL CAUSE YOUR GIB TO TERMINATE. EVEN IF AN EXCESS WITHDRAWAL DOES NOT CAUSE YOUR GIB TO
                                  TERMINATE, IT CAN GREATLY REDUCE YOUR GIB BENEFIT BASE AND THE VALUE OF YOUR BENEFIT. Beginning in
                                  the second contract year, and prior to the beginning of your Lifetime GIB payments, you can take your Annual withdrawal amount without reducing your GIB benefit base.

                                  The GIB is issued with all eligible contracts unless you opt out at the time you apply for your
                                  Retirement Cornerstone(SM) -- Series ADV contract. See "Lifetime GIB payments" and "Annual withdrawal amount" under "Guaranteed income benefit" in "Contract features and benefits" later in this Prospectus. ANY AMOUNTS YOU WISH TO BE CREDITED TOWARD YOUR GIB MUST BE ALLOCATED TO THE
                                  PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS. AMOUNTS INVESTED IN THE
                                  PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS MUST BE ALLOCATED IN ACCORDANCE
                                  WITH CERTAIN INVESTMENT RESTRICTIONS.
------------------------------------------------------------------------------------------------------------------------------------


         Retirement Cornerstone(SM) -- Series ADV at a glance -- key features 11
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
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM                o Return of Principal death benefit
DEATH BENEFITS ("GMDBS")
                                  o Highest Anniversary Value death benefit

                                  o "Greater of" death benefit

                                  The GMDBs are funded through contributions and transfers to the Protection with Investment
                                  Performance account.

                                  All three GMDBs are available in combination with the GIB. The Return of Principal death benefit and the Highest Anniversary Value death benefit are available without the GIB. However, the
                                  "Greater of" death benefit can only be selected in combination with the GIB. If you do not select either the Highest Anniversary Value death benefit or the "Greater of" death benefit, the Return of Principal death benefit will automatically be issued with all eligible contracts. Eligible contracts are those that meet the owner and annuitant issue age requirements described under "How you can purchase and contribute to your contract" in "Contract features and benefits."

                                  The death benefit in connection with your Investment Performance account value is equal to your
                                  Investment Performance account value as of the day we receive satisfactory proof of death.
------------------------------------------------------------------------------------------------------------------------------------
DROPPING OR CHANGING YOUR         You have the option to drop or change your Guaranteed benefits subject to our rules. IN SOME
GUARANTEED BENEFITS               CASES, YOU MAY HAVE TO WAIT FOUR CONTRACT YEARS IN ORDER TO DROP YOUR BENEFITS. Please see
                                  "Dropping or changing your Guaranteed benefits" in "Contract features and benefits," as well as Appendix I, for more information.
------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS              The chart below shows the minimum initial and, in parenthesis, subsequent contribution amounts under the contracts. Please see "How you can purchase and contribute to your contract" in
                                  "Contract features and benefits" for more information, including important limitations on contributions.
                                  --------------------------------------------------------------------------------------------------
                                  NQ                                                            $10,000 ($500)*
                                  --------------------------------------------------------------------------------------------------
                                  Traditional or Roth IRA                                       $10,000 ($50)*
                                  --------------------------------------------------------------------------------------------------
                                  Inherited IRA Beneficiary continuation contract
                                  (traditional IRA or Roth IRA) ("Inherited IRA")               $10,000 ($1,000)
------------------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY              o Partial withdrawals

                                  o Several options of withdrawals on a periodic basis

                                  o Contract surrender

                                  o Maximum payment plan (only under contracts with GIB)

                                  o Customized payment; plan (only under contracts with GIB)

                                  Any income you receive may be subject to tax; also may be subject to an additional 10% income tax penalty unless you are 59 1/2 or another exception applies. Also, certain withdrawals will diminish the value of any Guaranteed benefits you have funded.
------------------------------------------------------------------------------------------------------------------------------------
PAYOUT OPTIONS                    o Fixed annuity payout options

                                  o Other payout options through other contracts
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT VALUES                    INVESTMENT PERFORMANCE ACCOUNT VALUE

                                    o Investment Performance variable investment options

                                    o Guaranteed interest option

                                    o Amounts in the account for special money market dollar cost averaging designated for
                                      Investment Performance variable investment options or the guaranteed interest option

                                  PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE

                                  o Protection with Investment Performance variable investment options

                                  o Amounts in the account for special money market dollar cost averaging designated for
                                    Protection with Investment Performance variable investment options.
------------------------------------------------------------------------------------------------------------------------------------



12 Retirement Cornerstone(SM) -- Series ADV at a glance -- key features
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
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES         o Dollar cost averaging programs

                            o Automatic investment program

                            o Automatic quarterly rebalancing (for the Protection with Investment Performance variable investment options)

                            o Optional rebalancing (for amounts in the Investment Performance variable investment options and guaranteed interest option.)

                            o Systematic transfer program

                            o Transfers among investment options at no charge (subject to limitations)

                            o Option to drop or change your Guaranteed benefits after issue, subject to our rules. Please see
                              "Dropping or changing your Guaranteed benefits" in "Contract features and benefits", as well as
                              Appendix I, for more information.

                            o Spousal continuation

                            o Beneficiary continuation option

                            o Resets of your GIB benefit base and Roll-up to age 85 benefit base (used to calculate your
                              "Greater of" death benefit)
------------------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES            Please see "Fee table" later in this section for complete details.
------------------------------------------------------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE   Please see "How you can purchase and contribute to your contract" in "Contract features and
AGE                         benefits" for owner and annuitant issue ages applicable to your contract.
------------------------------------------------------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL        To exercise your cancellation right under the contract, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period may be longer. See "Your right to cancel within a certain number of days" in "Contract features and benefits" later in this Prospectus for more information.
------------------------------------------------------------------------------------------------------------------------------------



THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. YOU MAY CONTACT US TO PURCHASE ANY VERSION OF THE CONTRACT IF A VERSION IS NOT OFFERED BY THE SELLING BROKER-DEALER. FOR A STATE-BY-STATE DESCRIPTION OF ALL MATERIAL VARIATIONS OF THIS CONTRACT, SEE APPENDIX IV LATER IN THIS PROSPECTUS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

CURRENTLY, YOU MAY PURCHASE A CONTRACT ONLY IF YOU ARE A PARTICIPANT IN AN ACCOUNT ESTABLISHED UNDER A FEE-BASED PROGRAM SPONSORED AND MAINTAINED BY A REGISTERED BROKER-DEALER OR OTHER FINANCIAL INTERMEDIARY WE APPROVE (INCLUDING AXA ADVISORS, LLC, ONE OF THE DISTRIBUTORS OF THE CONTRACTS AND AN AFFILIATE OF AXA EQUITABLE). WE MAY, IN THE FUTURE, OFFER THIS CONTRACT THROUGH OTHER MEANS. THE FEES AND EXPENSES OF A FEE-BASED PROGRAM ARE SEPARATE FROM AND IN ADDITION TO THE FEES AND EXPENSES OF THE CONTRACT AND GENERALLY PROVIDE FOR VARIOUS BROKERAGE SERVICES. IF YOU PURCHASE THIS CONTRACT THROUGH A FEE-BASED ARRANGEMENT AND LATER TERMINATE THE ARRANGEMENT, YOUR CONTRACT WILL CONTINUE IN FORCE. THERE MAY BE CHARGES ASSOCIATED WITH THE FEE-BASED ARRANGEMENT SHOULD YOU DECIDE TO NO LONGER PARTICIPATE IN THE ARRANGEMENT. PLEASE CONSULT WITH YOUR PROGRAM SPONSOR FOR MORE DETAILS ABOUT YOUR FEE-BASED PROGRAM.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue, including some described in this Prospectus, is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether one or more optional benefits are appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.


         Retirement Cornerstone(SM) -- Series ADV at a glance -- key features 13
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Fee table

--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay when buying and owning the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you make certain transfers. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.(1)




------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Charge for each additional transfer in excess of 12 transfers per
contract year:(2)                                                                          Maximum Charge: $35
                                                                                           Current Charge: $0
------------------------------------------------------------------------------------------------------------------------------------
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge(3)
   If your account value on a contract date anniversary is less
   than $50,000(4)                                                                         $30
   If your account value on a contract date anniversary is
   $50,000 or more                                                                         $ 0
------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES(5):
Operations                                                                                 0.35%
Administration                                                                             0.20%
Distribution                                                                               0.10%
                                                                                           ----
Total separate account annual expenses ("Contract fee")                                    0.65%
------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU FUND ANY OF THE FOLLOWING OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base.(6) Deducted annually(7) on each contract date anniversary for which the benefit is in effect.)
   Return of Principal death benefit                                                      No Charge
   Highest Anniversary Value death benefit                                                0.25% (current and maximum)
   "Greater of" death benefit
    Maximum Charge (if the Roll-up to age 85 benefit base
    resets, we reserve the right to increase your charge up to):                          1.10%

    Current Charge:                                                                       0.95%
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INCOME BENEFIT CHARGE (Calculated as a percent-
age of the GIB benefit base(6). Deducted annually(7) on each contract date anniversary for which the benefit is in effect.)

    Maximum Charge (if the GIB benefit base resets, we reserve
    the right to increase your charge up to):                                             1.25%

    Current Charge:                                                                       0.95%
------------------------------------------------------------------------------------------------------------------------------------


14 Fee table
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You also bear your proportionate share of all fees and expenses paid by a
Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.


------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted     Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or  ------     -------
other expenses)(8)                                                                 0.39%      4.62%

Notes:

(1) The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2) Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.


(3) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro-rata portion of the administrative charge for that year.

(4) During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your Total account value. Thereafter, the charge, if applicable, is $30 for each contract year.


(5) In connection with the separate account annual expenses, these charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges.


(6) The benefit base is not an account value or cash value. Your initial benefit base is equal to your initial contribution or transfer to the Protection with Investment Performance variable investment options and amounts in the account for special money market dollar cost averaging designated for transfers to the Protection with Investment Performance variable investment options. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or transfers to, or account value in, the Protection with Investment Performance account. See "Guaranteed minimum death benefits" and "Guaranteed income benefit" in "Contract features and benefits" later in this Prospectus.

(7) If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro-rata portion of the charge for that year.

(8) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying Portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the AXA Tactical Manager 400 Portfolio.




EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The first example below shows the expenses that a hypothetical contract owner (who has elected the "Greater of" death benefit with the Guaranteed income benefit) would pay in the situations illustrated. These examples use an estimated average annual administrative charge based on anticipated sales and contract sizes, which results in an estimated annual administrative charge of 0.010%, calculated as a percentage of contract value. As discussed immediately below, the example further assumes the highest minimum Deferral bonus Roll-up rate of 8% is applied to the GIB benefit base and Annual Roll-up to age 85 benefit base annually. The example assumes the maximum charges that would apply based on a 5% return for the "Greater of" death benefit and Guaranteed income benefit, both of which are calculated as a percentage of each Guaranteed benefit's benefit base. The example also assumes there has not been a withdrawal from the Protection with Investment Performance account.

In this example, we assume the highest minimum Deferral bonus Roll-up rate of 8% that can be applied to the GIB and Roll-up to age 85 benefit bases. We do this because this will result in the highest minimum GIB benefit base and "Greater of" death benefit base. Since the charges for the GIB and "Greater of" death benefit are calculated as a percentage of their applicable benefit bases, the examples show the maximum charges under these assumptions. We reserve the right to declare a Deferral bonus Roll-up rate in excess of 8%. A higher Deferral bonus Roll-up rate could result in a higher GIB benefit base and "Greater of" death benefit base. However, since we cannot predict how high your Deferral bonus Roll-up rate might be, we have based the example on a Deferral bonus Roll-up rate of 8%, which is the highest rate available under the Deferral bonus Ten-Year Treasuries Formula Rate. See "Deferral bonus Roll-up rate" under "Guaranteed income benefit" in "Contract features and benefits".

Amounts allocated to the account for special money market dollar cost averaging are not covered by these examples. The annual administrative charge does apply to amounts allocated to the account for special money market dollar cost averaging.

The example assumes that you invest $10,000 in the Protection with Investment Performance variable investment options for the time periods indicated, and that your investment has a 5% return each year. Other than the annual administrative charge and the charges for the Guaranteed benefits (which are described immediately above), the example also assumes separate account annual expenses and that amounts are allocated to



                                                                    Fee table 15
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the Protection with Investment Performance variable investment options that invest in Portfolios with (a) the maximum fees and expenses, and (b) the minimum fees and expenses (before expense limitations). Each example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in each example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





------------------------------------------------------------------------------------------------------------------------------------
                                                                 SERIES ADV
------------------------------------------------------------------------------------------------------------------------------------
                                   IF YOU SURRENDER OR DO NOT SURRENDER
                                            YOUR CONTRACT                        IF YOU ANNUITIZE AT THE END OF THE APPLICABLE
                                   AT THE END OF THE APPLICABLE TIME PERIOD                     TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a)  assuming maximum fees and
     expenses of any of the             $760       $2,285      $3,823      $7,753      N/A        $2,635      $4,173      $8,103
     Portfolios
(b)  assuming minimum fees and
     expenses of any of the             $352       $1,113      $1,959      $4,515      N/A        $1,463      $2,309      $4,865
     Portfolios
------------------------------------------------------------------------------------------------------------------------------------


The next example shows the expenses that a hypothetical contract owner who has opted out of all optional benefits that have fees associated with them would pay in the situations illustrated. These examples use an estimated average annual administrative charge based on anticipated sales and contract sizes, which results in an estimated annual administrative charge of 0.010%, calculated as a percentage of contract value.


The example assumes amounts are allocated to the most expensive and least expensive Portfolio. Amounts allocated to the guaranteed interest option and the account for special money market dollar cost averaging are not covered by these examples. The annual administrative charge does apply to amounts allocated to the guaranteed interest option, and the account for special money market dollar cost averaging.

The example assumes that you invest $10,000 in the Investment Performance variable investment options for the time periods indicated, and that your investment has a 5% return each year. Other than the annual administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) invested in by the Investment Performance variable investment options set forth in the previous charts. Each example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in each example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



------------------------------------------------------------------------------------------------------------------------------------
                                                                 SERIES ADV
------------------------------------------------------------------------------------------------------------------------------------
                                   IF YOU SURRENDER OR DO NOT SURRENDER
                                            YOUR CONTRACT                        IF YOU ANNUITIZE AT THE END OF THE APPLICABLE
                                   AT THE END OF THE APPLICABLE TIME PERIOD                     TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a)  assuming maximum fees and
     expenses of any of the             $554       $1,654      $2,742      $5,410      N/A        $2,004      $3,092      $5,760
     Portfolios
(b)  assuming minimum fees and
     expenses of any of the             $110       $  344      $  596      $1,317      N/A        $  694      $  946      $1,667
     Portfolios
------------------------------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix III at the end of this Prospectus.


CONDENSED FINANCIAL INFORMATION

Because the contracts offered by this Prospectus have not yet been sold, no class of accumulation units have yet been derived from the contracts offered by this Prospectus.


16 Fee table

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1. Contract features and benefits


--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT


You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. The following tables summarize our current rules regarding contributions to your contract, which are subject to change. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Subsequent contributions may not be permitted in your state. For a state-by-state description of all material variations of this contract, see Appendix IV later in this Prospectus.


--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------


We currently do not accept any contribution to your contract if: (i) the aggregate contributions under one or more Retirement Cornerstone(SM) Series contracts with the same owner or annuitant would then total more than $1,500,000, or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including Guaranteed benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. For a state-by-state description of all material variations of this contract, see Appendix IV later in this Prospectus.

You may not contribute or transfer more than $1,500,000 to your Protection with Investment Performance variable investment options and the account for special money market dollar cost averaging with amounts designated for the Protection with Investment Performance variable investment options.

Once a withdrawal is taken from your Protection with Investment Performance account, you cannot make additional contributions to your Protection with Investment Performance account, either directly or through a new special money market dollar cost averaging program. You can, however, continue to make transfers from your Investment Performance account to the Protection with Investment Performance variable investment options until such time you make a subsequent contribution to your Investment Performance account. Scheduled transfers from an existing special money market dollar cost averaging program will continue through to the program's conclusion.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of Retirement Cornerstone(SM) Series contracts, respectively, purchased at the same time by an individual (including spouse) meet the minimum.


--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to:

o Change our contribution requirements and limitations and our transfer rules, including to:

    -- increase or decrease our minimum contribution requirements and increase or decrease our maximum contribution limitations;

    -- discontinue the acceptance of subsequent contributions to the contract;

    -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the variable investment options and/or guaranteed interest option; and


    -- discontinue the acceptance of subsequent contributions and/or transfers into the Protection with Investment Performance variable investment options.

o Default certain contributions and transfers designated for a Protection with Investment Performance variable investment option(s) to the corresponding Investment Performance variable investment option(s), which invests in the same underlying Portfolio(s). See "Automatic Quarterly Rebalancing" under "Allocating your contributions" later in this section.


o Further limit the number of variable investment options you may invest in at any one time.

o   Limit or terminate new contributions or transfers to an investment option.


WE RESERVE THE RIGHT IN OUR SOLE DISCRETION TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE LIMITATIONS ON CONTRIBUTIONS INTO THE CONTRACT AND/OR CERTAIN INVESTMENT OPTIONS. IF YOU HAVE ONE OR MORE GUARANTEED BENEFITS AND WE EXERCISE OUR RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS TO THE CONTRACT AND/OR CONTRIBUTIONS AND/OR TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO FUND YOUR



                                               Contract features and benefits 17
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GUARANTEED BENEFIT(S). THIS MEANS THAT IF YOU HAVE NOT YET ALLOCATED AMOUNTS TO
THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NOT BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS ALSO MEANS THAT IF YOU
HAVE ALREADY FUNDED YOUR GUARANTEED BENEFITS BY ALLOCATING AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO INCREASE YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE AND THE BENEFIT BASES ASSOCIATED WITH YOUR GUARANTEED BENEFITS THROUGH CONTRIBUTIONS AND TRANSFERS.



18 Contract features and benefits



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
-----------------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR OWNER
                 AND ANNUITANT                                                                  ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE   ISSUE AGES     MINIMUM CONTRIBUTIONS            SOURCE OF CONTRIBUTIONS        CONTRIBUTIONS TO THE CONTRACT*
---------------------------------------------------------------------------------------------------------------------------------
NQ               0-85           $10,000 (initial)                o After-tax money.             o You may make subsequent
                                                                                                  contributions to your
                                $500 (if subsequent contribu-    o Paid to us by check or         Protection with Investment
                                tions are permitted)               transfer of contract value     Performance account until
                                                                   in a tax-deferred exchange     attained age 75, or if later,
                                $100 monthly and $300 quar-        under Section 1035 of the      the first contract date anni-
                                terly under the automatic          Internal Revenue Code          versary. However, once you
                                investment program (if subse-                                     make a withdrawal from
                                quent contributions are                                           your Protection with Invest-
                                permitted)                                                        ment Performance account,
                                                                                                  subsequent contributions to
                                                                                                  your Protection with Invest-
                                                                                                  ment Performance account will
                                                                                                  no longer be permitted.

                                                                                                o You may make subsequent
                                                                                                  contributions to your invest-
                                                                                                  ment Performance account until
                                                                                                  the later of attained age 86
                                                                                                  or the first contract date
                                                                                                  anniversary.
---------------------------------------------------------------------------------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix IV later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



                                               Contract features and benefits 19
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
-----------------------------------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR
                  OWNER AND
                  ANNUITANT                                                                      ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    ISSUE AGES     MINIMUM CONTRIBUTIONS           SOURCE OF CONTRIBUTIONS         CONTRIBUTIONS TO THE CONTRACT*
-----------------------------------------------------------------------------------------------------------------------------------
Traditional IRA   20-85          $10,000 (initial)               o Eligible rollover distribu-   o You may make subsequent
                                                                   tions from 403(b) plans,        contributions to your Protec-
                                 50 (if subsequent contribu-       qualified plans and govern-     tion benefit account value
                                 tions are permitted)              mental employer 457(b)          until attained age 75, or if
                                                                   plans.                          later, the first contract date
                                 $100 monthly and $300 quar-                                       anniversary. However, once
                                 terly under the automatic       o Rollovers from another          you make a withdrawal from
                                 investment program (if subse-     traditional individual retire-  your Protection with Invest-
                                 quent contributions are           ment arrangement.               ment Performance account,
                                 permitted)                                                        subsequent contributions to
                                                                 o Direct custodian-to-            your Protection with Invest-
                                                                   custodian transfers from        ment Performance account
                                                                   another traditional indi-       will no longer be permitted.
                                                                   vidual retirement
                                                                   arrangement.                  o You may make subsequent
                                                                                                   contributions to your Invest-
                                                                 o Regular IRA contributions.      ment Performance account
                                                                                                   until the later of attained
                                                                 o Additional catch-up contri-     age 86 or the first contract
                                                                   butions.                        date anniversary.

                                                                                                 o Contributions made after
                                                                                                   age 70-1/2 must be net of
                                                                                                   required minimum distribu-
                                                                                                   tions; you also cannot make
                                                                                                   regular IRA contributions
                                                                                                   after age 70-1/2.

                                                                                                 o Although we accept regular
                                                                                                   IRA contributions (limited to
                                                                                                   $5,000 per calendar year)
                                                                                                   under traditional IRA con-
                                                                                                   tracts, we intend that the
                                                                                                   contract be used primarily
                                                                                                   for rollover and direct trans-
                                                                                                   fer contributions.

                                                                                                 o Subsequent catch-up contri-
                                                                                                   butions of up to $1,000 per
                                                                                                   calendar year where the
                                                                                                   owner is at least age 50 but
                                                                                                   under age 70-1/2 at any time
                                                                                                   during the calendar year for
                                                                                                   which the contribution is
                                                                                                   made.
 -----------------------------------------------------------------------------------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix IV later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



20 Contract features and benefits
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
------------------------------------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR
                  OWNER AND
                  ANNUITANT                                                                   ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    ISSUE AGES   MINIMUM CONTRIBUTIONS            SOURCE OF CONTRIBUTIONS       CONTRIBUTIONS TO THE CONTRACT*
------------------------------------------------------------------------------------------------------------------------------------
Roth IRA          20-85        $10,000 (initial)                o Rollovers from another      o  You may make subsequent
                                                                   Roth IRA.                     contributions to your Protec-
                               50 (if subsequent contribu-                                       tion with Investment
                               tions are permitted)             o Rollovers from a "desig-       Performance account until
                                                                  nated Roth contribution        attained age 75, or if later,
                               $100 monthly and $300 quar-        account" under a 401(k)        the first contract date anni-
                               terly under the automatic          plan or 403(b) plan.           versary. However, once you
                               investment program (if subse-                                     make a withdrawal from
                               quent contributions are          o Conversion rollovers from a    your Protection with Invest-
                               permitted)                         traditional IRA or other       ment Performance account,
                                                                  eligible retirement plan.      subsequent contributions to
                                                                                                 your Protection with Invest-
                                                                o Direct custodian-to-           ment Performance account
                                                                  custodian transfers from       will no longer be permitted.
                                                                  another Roth IRA.
                                                                                              o  You may make subsequent
                                                                o Regular Roth IRA               contributions to your Invest-
                                                                  contributions.                 ment Performance account
                                                                                                 until the later of attained
                                                                 o Additional catch-up           age 86 or the first contract
                                                                   contributions.                date anniversary.

                                                                                              o  Conversion rollovers after
                                                                                                 age 70-1/2 must be net of
                                                                                                 required minimum distribu-
                                                                                                 tions for the traditional IRA
                                                                                                 or other eligible retirement
                                                                                                 plan that is the source of the
                                                                                                 conversion rollover.

                                                                                              o  Although we accept Roth
                                                                                                 IRA contributions (limited to
                                                                                                 $5,000 per calendar year)
                                                                                                 under Roth IRA contracts,
                                                                                                 we intend that the contract
                                                                                                 be used primarily for rollover
                                                                                                 and direct transfer contribu-
                                                                                                 tions.

                                                                                              o  Subsequent catch-up contri-
                                                                                                 butions of up to $1,000 per
                                                                                                 calendar year where the
                                                                                                 owner is at least 50 at any
                                                                                                 time during the calendar
                                                                                                 year for which the contribu-
                                                                                                 tion is made.
-----------------------------------------------------------------------------------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix IV later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



                                               Contract features and benefits 21
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
------------------------------------------------------------------------------------------------------------------------------------
                   AVAILABLE FOR
                   OWNER AND
                   ANNUITANT                                                                   ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE     ISSUE AGES   MINIMUM CONTRIBUTIONS           SOURCE OF CONTRIBUTIONS        CONTRIBUTIONS TO THE CONTRACT*
-----------------------------------------------------------------------------------------------------------------------------------
Inherited IRA      0-70         $10,000 (initial)               o Direct custodian-to-         o Any subsequent contributions
Beneficiary                                                       custodian transfers of your    must be from the same type of IRA
continuation                    $1,000 (if subsequent contri-     interest as a death benefi-    of the same deceased owner.
contract                        butions are permitted)            ciary of the deceased
(traditional IRA                                                  owner's traditional indi-    o You may make subsequent
or Roth IRA)                                                      vidual retirement              contributions to your Protection
                                                                  arrangement or Roth IRA        with Investment Performance
                                                                  to an IRA of the same type.    account until attained age 75,
                                                                                                 or if later, the first contract
                                                                o Non-spousal beneficiary        date anniversary. However, once
                                                                  direct rollover contributions  you make a withdrawal from your
                                                                  from qualified plans, 403(b)   Protection with Invest-
                                                                  plans and governmental         ment Performance account,
                                                                  employer 457(b) plans may      subsequent contributions to
                                                                  be made to an Inherited        Protection with Investment
                                                                  IRA contract under specified   Performance account will no
                                                                  circumstances.                 longer be permitted.

                                                                                               o You may make subsequent
                                                                                                 contributions to your Invest-
                                                                                                 ment Performance account
                                                                                                 until the later of attained
                                                                                                 age 86 or the first contract
                                                                                                 date anniversary.
------------------------------------------------------------------------------------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix IV later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



22 Contract features and benefits
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OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. Also, we do not permit partnerships or limited liability corporations to be owners. We reserve the right to prohibit availability of this contract to any non-natural owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code and only where the joint annuitants are spouses.


Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA Beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.


For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. Unless otherwise stated, if the contract is jointly owned or is issued to a non-natural owner, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST


If you are purchasing the contract to fund a charitable remainder trust and allocate any account value to the Protection with Investment Performance account, you should strongly consider "split-funding": that is the trust holds investments in addition to this Retirement Cornerstone(SM) -- Series ADV contract. Charitable remainder trusts are required to make specific distributions. The charitable remainder trust annual distribution requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. The required distribution may have an adverse impact on the value of your Guaranteed benefits.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. For an IRA contract (traditional or Roth) your initial contribution must be a direct transfer contribution from another IRA contract (traditional or Roth, as the case may be) or a rollover from an IRA or other eligible retirement plan. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form or not in accordance with our administrative procedures.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable FINRA time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep


                                              Contract features and benefits  23
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your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur" in "More information" later in this Prospectus.

--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the following:


o Protection with Investment Performance variable investment options (used to fund Guaranteed benefits)

o Investment Performance variable investment options


o Guaranteed interest option

o the account for special money market dollar cost averaging


As noted throughout this Prospectus, all eligible contracts will be issued with the GIB unless you opt out at the time you apply for your contract. Also, all eligible contracts will be issued with the Return of Principal death benefit unless you make an alternate election of the Highest Anniversary Value death benefit or "Greater of" death benefit. Your Guaranteed benefits do not need to be funded at issue. Also, any applicable charges will not be assessed until you fund your Protection with Investment Performance account. The Protection with Investment Performance variable investment options are used to fund these benefits.

Only amounts you allocate to the Protection with Investment Performance variable investment options and amounts in the account for special money market dollar cost averaging designated for future transfers to the Protection with Investment Performance variable investment options will fund your Guaranteed benefits. These amounts will be included in the respective benefit bases of your Guaranteed benefits and will become part of your Protection with Investment Performance account value. All amounts allocated to the Protection with Investment Performance variable investment options and amounts in the account for special money market dollar cost averaging designated for Protection with Investment Performance variable investment options are subject to the terms and conditions of the Guaranteed benefits under your contract.


If you allocate to investment options available to fund your Guaranteed benefits, you may later decide to change your allocation instructions in order to increase, decrease or stop the funding of your Guaranteed benefits. Also, if you have a Guaranteed benefit, there is no requirement that you must fund it either at issue or on any future date.


IF YOU HAVE A GUARANTEED BENEFIT AND ALLOCATE ANY AMOUNT TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS OR THE ACCOUNT FOR SPECIAL MONEY MARKET DOLLAR COST AVERAGING WITH AMOUNTS DESIGNATED FOR FUTURE TRANSFERS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU ARE FUNDING THE GUARANTEED BENEFITS UNDER YOUR CONTRACT. NO OTHER ACTION IS REQUIRED OF YOU. IF YOU DO NOT WISH TO FUND A GUARANTEED BENEFIT, YOU SHOULD NOT ALLOCATE CONTRIBUTIONS OR MAKE TRANSFERS TO YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT. SEE "ALLOCATING YOUR CONTRIBUTIONS" LATER IN THIS PROSPECTUS.

Once you allocate amounts to the Protection with Investment Performance variable investment options, such amounts may be transferred among the Protection with Investment Performance variable investment options in accordance with our Custom Selection Rules, but may not be transferred to the Investment Performance variable investment options or the guaranteed interest option. For more information, see "Transferring your money among investment options" later in this Prospectus.

The table below shows the current Protection with Investment Performance variable investment options and Investment Performance variable investment options available to you. It is important to note that the Protection with Investment Performance variable investment options are also available as Investment Performance variable investment options. The Protection with Investment Performance variable investment options invest in the same Portfolios as the corresponding Investment Performance variable investment options.




------------------------------------------------------------------------------------------
 PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE
 INVESTMENT OPTIONS
------------------------------------------------------------------------------------------
 AXA STRATEGIC ALLOCATION
------------------------------------------------------------------------------------------
o AXA Balanced Strategy                             o AXA Conservative Strategy
o AXA Conservative Growth Strategy                  o AXA Moderate Growth Strategy
------------------------------------------------------------------------------------------
 FIXED INCOME
------------------------------------------------------------------------------------------
o EQ/Core Bond Index
o EQ/Intermediate Government Bond Index
------------------------------------------------------------------------------------------
 EQUITY
------------------------------------------------------------------------------------------
o AXA Growth Strategy
o AXA Tactical Manager                              o AXA Tactical Manager 500
  International                                     o AXA Tactical Manager 2000
o AXA Tactical Manager 400
------------------------------------------------------------------------------------------
 INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS
------------------------------------------------------------------------------------------
o AXA Aggressive Allocation                         o EQ/GAMCO Mergers and Acquisitions
o AXA Moderate Allocation                           o EQ/GAMCO Small Company Value
o AXA Moderate-Plus Allocation                      o EQ/Global Bond PLUS
o All Asset Allocation                              o EQ/Global Multi-Sector Equity
o AXA Balanced Strategy                             o EQ/Intermediate Government Bond
o AXA Conservative Growth Strategy                    Index
o AXA Conservative Strategy                         o EQ/International Core PLUS
o AXA Growth Strategy                               o EQ/International ETF
o AXA Moderate Growth Strategy                      o EQ/International Growth
o AXA Tactical Manager 2000                         o EQ/JPMorgan Value Opportunities
o AXA Tactical Manager 400                          o EQ/Large Cap Growth Index
o AXA Tactical Manager 500                          o EQ/Large Cap Growth PLUS
o AXA Tactical Manager International                o EQ/Large Cap Value Index
o EQ/AllianceBernstein International                o EQ/Large Cap Value PLUS
o EQ/AllianceBernstein Small Cap                    o EQ/Mid Cap Index
  Growth                                            o EQ/Mid Cap Value PLUS
o EQ/AXA Franklin Small Cap Value Core              o EQ/Money Market
o EQ/BlackRock Basic Value Equity                   o EQ/Montag & Caldwell Growth
o EQ/BlackRock International Value                  o EQ/Morgan Stanley Mid Cap Growth
o EQ/Boston Advisors Equity Income                  o EQ/Mutual Large Cap Equity
o EQ/Capital Guardian Research                      o EQ/Oppenheimer Global
o EQ/Common Stock Index                             o EQ/PIMCO Ultra Short Bond
o EQ/Core Bond Index                                o EQ/Small Company Index
o EQ/Davis New York Venture                         o EQ/T. Rowe Price Growth Stock
o EQ/Equity 500 Index                               o EQ/Templeton Global Equity
o EQ/Franklin Core Balanced                         o EQ/Van Kampen Comstock
o EQ/Franklin Templeton Allocation                  o EQ/Wells Fargo Advantage Omega
                                                      Growth
------------------------------------------------------------------------------------------


24  Contract features and benefits

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
--------------------------------------------------------------------------------------------
 INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS (CONTINUED)
--------------------------------------------------------------------------------------------
o AllianceBernstein VPS Balanced Wealth        o Invesco V.I. Leisure Fund
  Strategy Portfolio                           o Invesco V.I. Mid Cap Core Equity Fund
o AllianceBernstein VPS International          o Invesco V.I. Small Cap Equity Fund
  Growth Portfolio                             o Ivy Funds VIP Asset Strategy
o American Century VP Large Company            o Ivy Funds VIP Dividend Opportunities
  Value Fund                                   o Ivy Funds VIP Energy
o American Century VP Mid Cap Value            o Ivy Funds VIP Global Natural Resources
  Fund                                         o Ivy Funds VIP High Income
o BlackRock Global Allocation                  o Ivy Funds VIP Mid Cap Growth
  V.I. Fund                                    o Ivy Funds VIP Science and Technology
o BlackRock Large Cap Growth                   o Ivy Funds VIP Small Cap Growth
  V.I. Fund                                    o Lazard Retirement Emerging Markets
o Fidelity(R) VIP Asset Manager: Growth(R)       Equity Portfolio
  Portfolio                                    o Lord Abbett Bond Debenture
o Fidelity(R) VIP Contrafund(R) Portfolio      o Lord Abbett Classic Stock
o Fidelity(R) VIP Freedom 2015 Portfolio       o Lord Abbett Growth Opportunities
o Fidelity(R) VIP Freedom 2020 Portfolio       o MFS(R) International Value Portfolio
o Fidelity(R) VIP Freedom 2025 Portfolio       o MFS(R) Investors Growth Stock Series
o Fidelity(R) VIP Freedom 2030 Portfolio       o MFS(R) Investors Trust Series
o Fidelity(R) VIP Mid Cap Portfolio            o MFS(R) Technology Portfolio
o Fidelity(R) VIP Strategic Income Portfolio   o MFS(R) Utilities Series
o Franklin Income Securities Fund              o PIMCO VIT CommodityRealReturn(R)
o Franklin Strategic Income Securities           Strategy Portfolio
  Fund                                         o PIMCO VIT Emerging Markets Bond
o Franklin Templeton VIP Founding Funds          Portfolio
  Allocation Fund                              o PIMCO VIT Real Return Strategy
o Mutual Shares Securities Fund                  Portfolio
o Templeton Developing Markets                 o PIMCO VIT Total Return Portfolio
  Securities Fund                              o ProFund VP Bear
o Templeton Foreign Securities Fund            o ProFund VP Biotechnology
o Templeton Global Bond Securities Fund        o Rydex SGI VT Alternative Strategies
o Templeton Growth Securities Fund               Allocation Fund
o Goldman Sachs VIT Mid Cap Value              o Rydex SGI VT Managed Futures
  Fund                                           Strategy Fund
o Invesco V.I. Global Real Estate Fund         o Rydex VT Inverse S&P Strategy Fund
o Invesco V.I High Yield                       o T.Rowe Price Health Sciences
o Invesco V.I. International Growth Fund         Portfolio II
                                               o Van Eck VIP Global Hard Assets Fund
--------------------------------------------------------------------------------------------




Only amounts allocated to the account for special money market dollar cost averaging designated for a Protection with Investment Performance variable investment option will be included in the Protection with Investment Performance account value. The remainder will be included in your Investment Performance account value. As discussed later in this section, dollar cost averaging allows you to gradually allocate amounts to available investment options through periodic transfers. You can allocate to either or both Investment Performance and Protection with Investment Performance variable investment options as part of your special money market dollar cost averaging program. See "Allocating your contributions" later in this section.



VARIABLE INVESTMENT OPTIONS


Your investment results in any one of the variable investment options will depend on the investment performance of the underlying Portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives their investment manager(s) and/or sub-adviser(s). We may, at any time, exercise our rights to limit or terminate your contributions and allocations to any of the variable investment options (including the Protection with Investment Performance variable investment options) and to limit the number of variable investment options which you may select.



                                              Contract features and benefits  25
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PORTFOLIOS OF THE TRUSTS

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


The AXA Strategic Allocation Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Strategic Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Strategic Allocation Portfolios than certain other Portfolios available to you under your contract. In addition, the AXA Strategic Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risk associated with certain Guaranteed benefits based on its selection of underlying Portfolios in which each AXA Strategic Allocation Portfolio invests. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.




-----------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS       OBJECTIVE                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION      Class A           Seeks long-term capital appreciation.        o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION        Class A           Seeks long-term capital appreciation and     o AXA Equitable
                                                 current income
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION   Class A           Seeks long-term capital appreciation and     o AXA Equitable
                                                 current income, with a greater emphasis
                                                 on capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                             INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS       OBJECTIVE                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION           Class 1A          Seeks long-term capital appreciation and     o AXA Equitable
                                                 current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY(1)       Class IB          Seeks long-term capital appreciation and     o AXA Equitable
                                                 current income
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH        Class IB          Seeks current income and growth of capi-     o AXA Equitable
STRATEGY(1)                                      tal, with a greater emphasis on current
                                                 income.
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY(1)   Class IB          Seeks a high level of current income.        o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY(1)         Class IB          Seeks long-term capital appreciation and     o AXA Equitable
                                                 current income, with a greater emphasis
                                                 on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH            Class IB          Seeks long-term capital appreciation and     o AXA Equitable
 STRATEGY(1)                                     current income, with a greater emphasis
                                                 on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000(1)   Class IB          Seeks a total return that is compatible to   o AllianceBernstein L.P.
                                                 that of the Russell(R) 2000 Index by invest-
                                                 ing in a combination of long and short       o AXA Equitable
                                                 positions based on securities included in
                                                 the Russell 2000(R) Index.                   o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


26 Contract features and benefits
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
-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS  OBJECTIVE                                     AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400(1)    Class IB     Seeks a total return that is compatible to    o AllianceBernstein L.P.
                                            that of the Standard & Poor's Mid Cap
                                            400 Index by investing in a combination       o AXA Equitable
                                            of long and short positions based on
                                            securities included in the Standard &         o BlackRock Investment Management, LLC
                                            Poor's MidCap 400 Index.

------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500(1)    Class IB     Seeks a total return that is compatible to    o AllianceBernstein L.P.
                                            that of the Standard & Poor's 500 Com-
                                            posite Stock Price Index ("S&P 500            o AXA Equitable
                                            Index") by investing in a combination of
                                            long and short positions based on securi-     o BlackRock Investment Management, LLC
                                            ties included in the Standard & Poor's
                                            500 Composite Stock Price Index.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER           Class IB     Seeks a total return that is comparable to    o AllianceBernstein L.P.
 INTERNATIONAL(1)                           that of the Morgan Stanley Capital Inter-
                                            national ("MSCI") EAFE Index or a             o AXA Equitable
                                            combination of the ASX SPI 200 Index,
                                            Dow Jones Euro Stoxx 50 Index(R), FTSE        o BlackRock Investment Management, LLC
                                            100 Index and Tokyo Stock Price Index
                                            (collectively the "Indices") by investing in
                                            a combination of long and short positions
                                            based on securities included in the MSCI
                                            EAFE or the Indices.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN           Class IA     Seeks to achieve a total return (before       o AllianceBernstein L.P.
 INTERNATIONAL                              expenses) that approximates the total
                                            return performance of 40% DJ
                                            EuroSTOXX 50 Index, 25% FTSE 100
                                            Index, 25% TOPIX Index, and 10% S&P/
                                            ASX 200 Index, including reinvestment of
                                            dividends, at a risk level consistent with
                                            that of the composite index.

------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Class IA     Seeks to achieve long-term growth of          o AllianceBernstein L.P.
 CAP GROWTH                                 capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP      Class IA     Seeks to achieve long-term total return.      o BlackRock Investment Management, LLC
 VALUE CORE
                                                                                          o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       Class IA     Seeks to achieve capital appreciation and     o BlackRock Investment Management, LLC
 EQUITY                                     secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     Class IA     Seeks to provide current income and           o BlackRock Investment Management
 VALUE                                      long-term growth of income, accompa-            International Limited
                                            nied by growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      Class IA     Seeks a combination of growth and             o Boston Advisors, LLC
 INCOME                                     income to achieve an above-average and
                                            consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH   Class IA     Seeks to achieve long-term growth of          o Capital Guardian Trust Company
                                            capital.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 27
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
-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS  OBJECTIVE                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX           Class IA    Seeks to achieve a total return before       o AllianceBernstein L.P.
                                            expenses that approximates the total
                                            return performance of the Russell 3000
                                            Index, including reinvestment of divi-
                                            dends, at a risk level consistent with that
                                            of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX(1)           Class IB    Seeks to achieve a total return before       o SSgA Funds Management, Inc.
                                            expenses that approximates the total
                                            return performance of the Barclays Capi-
                                            tal U.S. Aggregate Bond Index, including
                                            reinvestment of dividends, at a risk level
                                            consistent with that of the Barclays Capi-
                                            tal U.S. Aggregate Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE       Class IA    Seeks to achieve long-term growth of         o Davis Selected Advisers, L.P.
                                            capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX             Class IA    Seeks to achieve a total return before       o AllianceBernstein L.P.
                                            expenses that approximates the total
                                            return performance of the S&P 500 Index,
                                            including reinvestment of dividends, at a
                                            risk level consistent with that of the S&P
                                            500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED       Class IA    Seeks to maximize income while main-         o AXA Equitable
                                            taining prospects for capital appreciation.
                                                                                         o BlackRock Investment Management, LLC

                                                                                         o Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON           Class IA    Primarily seeks capital appreciation and     o AXA Equitable
 ALLOCATION                                 secondarily seeks income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND            Class IA    Seeks to achieve capital appreciation.       o GAMCO Asset Management Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY          Class IA    Seeks to maximize capital appreciation.      o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS             Class IA    Seeks to achieve capital growth and cur-     o AXA Equitable
                                            rent income.
                                                                                         o BlackRock Investment Management, LLC

                                                                                         o First International Advisors, LLC

                                                                                         o Wells Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY   Class IA    Seeks to achieve long-term capital appre-    o AXA Equitable
                                            ciation.
                                                                                         o BlackRock Investment Management, LLC

                                                                                         o Morgan Stanley Investment Management
                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT      Class IB    Seeks to achieve a total return before       o SSgA Funds Management, Inc.
 BOND INDEX(1)                              expenses that approximates the total
                                            return performance of the Barclays Capi-
                                            tal Intermediate Government Bond Index,
                                            including reinvestment of dividends, at a
                                            risk level consistent with that of the
                                            Barclays Capital Intermediate U.S. Gov-
                                            ernment Bond Index.
------------------------------------------------------------------------------------------------------------------------------------

28 Contract features and benefits
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
 -----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME               SHARE CLASS    OBJECTIVE                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   Class IA       Seeks to achieve long-term growth of        o AXA Equitable
                                            capital.
                                                                                        o BlackRock Investment Management, LLC

                                                                                        o Hirayama Investments, LLC

                                                                                        o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL ETF         Class IA      Seeks long-term capital appreciation.       o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      Class IA      Seeks long-term capital appreciation.       o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            Class IA      Seeks to achieve long-term capital appre-   o JPMorgan Investment Management Inc.
 OPPORTUNITIES                             ciation.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX    Class IA      Seeks to achieve a total return before      o AllianceBernstein L.P.
                                           expenses that approximates the total
                                           return performance of the Russell 1000
                                           Growth Index, including reinvestment of
                                           dividends at a risk level consistent with
                                           that of the Russell 1000 Growth Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     Class IA      Seeks to provide long-term capital          o AXA Equitable
                                           growth.
                                                                                       o BlackRock Investment Management, LLC

                                                                                       o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     Class IA      Seeks to achieve a total return before      o SSgA Funds Management, Inc.
                                           expenses that approximates the total
                                           return performance of the Russell 1000
                                           Value Index, including reinvestment of
                                           dividends, at a risk level consistent with
                                           that of the Russell 1000 Value Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS      Class IA      Seeks to achieve capital appreciation.      o AllianceBernstein L.P.

                                                                                       o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX             Class IA      Seeks to achieve a total return before      o SSgA Funds Management, Inc.
                                           expenses that approximates the total
                                           return performance of the S&P Mid Cap
                                           400 Index, including reinvestment of
                                           dividends, at a risk level consistent with
                                           that of the S&P Mid Cap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        Class IA      Seeks to achieve a total return before      o SSgA Funds Management, Inc.
                                           expenses that approximates the total
                                           return performance of the S&P Mid Cap
                                           400 Index, including reinvestment of
                                           dividends, at a risk level consistent with
                                           that of the S&P Mid Cap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET              Class IA      Seeks to obtain a high level of current     o The Dreyfus Corporation
                                           income, preserve its assets and maintain
                                           liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL         Class IA      Seeks to obtain a high level of current     o The Dreyfus Corporation
 GROWTH                                    income, preserve its assets and maintain
                                           liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP    Class IA      Seeks to achieve capital growth.            o Morgan Stanley Investment Management
 GROWTH                                                                                  Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 29
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
 -----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                   SHARE CLASS     OBJECTIVE                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY       Class IA        Seeks to achieve capital appreciation,     o AXA Equitable
                                                 which may occasionally be short-term,
                                                 and secondarily, income.                   o BlackRock Investment Management, LL

                                                                                            o Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL            Class IA        Seeks to achieve capital appreciation.     o OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND        Class IA        Seeks to generate a return in excess of    o Pacific Investment Management Company,
                                                 traditional money market products while         LLC
                                                 maintaining an emphasis on preservation
                                                 of capital and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX           Class IA        Seeks to replicate as closely as possible  o AllianceBernstein L.P.
                                                 (before the deduction of Portfolio
                                                 expenses) the total return of the Russell
                                                 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK    Class IA        Seeks to achieve long-term capital appre-  o T. Rowe Price Associates, Inc.
                                                 ciation and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY       Class IA        Seeks to achieve long-term capital         o AXA Equitable
                                                 growth.
                                                                                            o BlackRock Investment Management, LLC

                                                                                            o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK           Class IA        Seeks to achieve capital growth and        o Morgan Stanley Investment Management
                                                 income.                                      Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE         Class IA        Seeks to achieve long-term capital         o Wells Capital Management, Inc.
 OMEGA GROWTH                                    growth.
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE
FUNDS) - SERIES II                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                    OBJECTIVE                                                 AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL ESTATE   The fund's investment objective is total                  o Invesco Advisors, Inc.
 FUND                             return through growth of capital and
                                  current income.                                           o Invesco Asset Management Limited
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD           The fund's investment objective is total                  o Invesco Advisors, Inc.
                                  return, comprised of current income and
                                  capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------

INVESCO V.I. INTERNATIONAL        The fund's investment objective is long-term              o Invesco Advisors, Inc.
 GROWTH FUND                      growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. LEISURE FUND         The fund's investment objective is long-term              o Invesco Advisors, Inc.
                                  growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE         The fund's investment objective is long-term              o Invesco Advisors, Inc.
 EQUITY FUND                      growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY     The fund's investment objective is long-term              o Invesco Advisors, Inc.
 FUND                             growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VARIABLE
PRODUCT SERIES FUND, INC. -
CLASS B                                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                    OBJECTIVE                                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS             The Portfolio's investment objective is to                 o AllianceBernstein L.P.
BALANCED WEALTH STRATEGY          maximize total return consistent with the
 PORTFOLIO                        Adviser's determination of reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTER-      The Portfolio's investment objective is                    o AllianceBernstein L.P.
 NATIONAL GROWTH PORTFOLIO        long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------


30 Contract features and benefits
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
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC. - CLASS II                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                        OBJECTIVE                                    APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP LARGE             The fund seeks long-term capital growth.     o American Century Investment Management, Inc.
  COMPANY VALUE FUND                  Income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP           The fund seeks long-term capital growth.     o American Century Investment Management, Inc.
  VALUE FUND                          Income is a secondary objective.
------------------------------------------------------------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS,
INC. - CLASS III                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                        OBJECTIVE                                    APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
BLACKROCK GLOBAL ALLOCATION           To seek high total investment return.        o BlackRock Advisors, LLC
  V.I. FUND
                                                                                   o BlackRock International Limited

                                                                                   o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
BLACKROCK LARGE CAP GROWTH            Seeks long-term capital growth.              o BlackRock Advisors, LLC
  V.I. FUND
                                                                                   o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS FUND - SERVICE CLASS 2                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                        OBJECTIVE                                    APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP ASSET MANAGER:        Seeks to maximize total return by            o Fidelity Management & Research Company (FMR)
  GROWTH(R) PORTFOLIO                 by allocating its assets among stocks,
                                      bonds, short-term instruments, and other
                                      investments.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)         Seeks long-term capital appreciation.        o Fidelity Management & Research Company (FMR)
  PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2015          The fund seeks high total return with a      o Strategic Advisers
  PORTFOLIO                           secondary objective of principal
                                      preservation as the fund approaches its
                                      target date and beyond.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2020          The fund seeks high total return with a      o Strategic Advisers
  PORTFOLIO                           secondary objective of principal
                                      preservation as the fund approaches its
                                      target date and beyond.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2025          The fund seeks high total return with a      o Strategic Advisers
  PORTFOLIO                           secondary objective of principal
                                      preservation as the fund approaches its
                                      target date and beyond.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2030          The fund seeks high total return with a      o Strategic Advisers
  PORTFOLIO                           secondary objective of principal
                                      preservation as the fund approaches its
                                      target date and beyond.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO     Seeks long-term growth of capital.           o Fidelity Management & Research Company (FMR)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP STRATEGIC INCOME      Seeks a high level of current income. The    o Fidelity Management & Research Company (FMR)
  PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST - CLASS 2                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                        OBJECTIVE                                    APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES            The Fund's investment goal is to maximize    o Franklin Advisers, Inc.
  FUND                                income while maintaining prospects for
                                      capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME             The Fund's principal investment goal is      o Franklin Advisers, Inc.
  SECURITIES FUND                     to earn a high level of current income.
                                      Its secondary goal is long-term capital
                                      appreciation.
------------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 31
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
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST - CLASS 2                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUND-        The Fund's principal goal is capital          o Franklin Advisers, Inc.(2)
  ING FUNDS ALLOCATION FUND          appreciation. Its secondary goal is
                                     income.                                       o Franklin Mutual Advisers, LLC(2)

                                                                                   o Templeton Global Advisors, Limited(2)
------------------------------------------------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND        The Fund's principal goal is capital          o Franklin Mutual Advisers, LLC
                                     appreciation. Its secondary goal is
                                     income.
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING                 Seek long-term capital appreciation.          o Templeton Asset Management Ltd.
  MARKETS SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES         Seek long-term capital appreciation.          o Templeton Investment Counsel, LLC
  FUND
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL BOND                Seek high current income, consistent with     o Franklin Advisers, Inc.
  SECURITIES FUND                    preservation of capital. Capital
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES          The Fund's investment goal is long-term       o Templeton Global Advisors, Limited
  FUND                               capital growth.
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE
TRUST - SERVICE SHARES                                                             INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP            Seek long-term capital appreciation.          o Goldman Sachs Asset Management, L.P.
  VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VARIABLE INSURANCE
PORTFOLIOS                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ASSET STRATEGY         To seek high total return over the long       o Waddell & Reed Investment Management
                                     term.                                           Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP DIVIDEND               Seek to provide total return.                 o Waddell & Reed Investment Management
  OPPORTUNITIES                                                                      Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY                 Seek to provide long-term capital             o Waddell & Reed Investment Management
                                     appreciation.                                   Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP GLOBAL NATURAL         Seek to provide long-term growth. Any         o Waddell & Reed Investment Management
  RESOURCES                          income realized will be incidental.             Company (WRIMCO)

                                                                                   o MacKenzie Financial Corporation
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH INCOME            Seeks, as its primary objective, a high       o Waddell & Reed Investment Management
                                     level of current income. As a secondary         Company (WRIMCO)
                                     objective, the Portfolio seeks capital
                                     growth when consistent with its primary
                                     objective.
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID CAP GROWTH         Seek to provide growth of your investment.    o Waddell & Reed Investment Management
                                                                                     Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SCIENCE AND            Seek long-term growth of capital.             o Waddell & Reed Investment Management
  TECHNOLOGY                                                                         Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL CAP              Seek growth of capital.                       o Waddell & Reed Investment Management
  GROWTH                                                                             Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------

32 Contract features and benefits
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
------------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC. -
SERVICE SHARES                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING           Seek long-term capital appreciation.          o Lazard Asset Management LLC
  MARKETS EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES                                                                 INVESTMENT MANAGER (or Sub-Adviser(s), as
PORTFOLIO NAME                       OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE           The Fund's investment objective is to seek    o Lord, Abbett & Co. LLC
                                     high current income and the opportunity for
                                     capital appreciation to produce a high
                                     total return.
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT CLASSIC STOCK            The Fund's investment objective is growth     o Lord, Abbett & Co. LLC
                                     of capital and growth of income consistent
                                     with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH                   The Funds investment objective is capital     o Lord, Abbett & Co. LLC
  OPPORTUNITIES                      appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUSTS -
SERVICE CLASS                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE           The fund's investment objective is to         o Massachusetts Financial Services Company
  PORTFOLIO                          seek capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK        The fund's investment objective is to seek    o Massachusetts Financial Services Company
  SERIES                             capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES        The fund's investment objective is to seek    o Massachusetts Financial Services Company
                                     capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY PORTFOLIO          The fund's investment objective is to seek    o Massachusetts Financial Services Company
                                     capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES              The fund's investment objective is to seek    o Massachusetts Financial Services Company
                                     total return.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST -
ADVISOR CLASS                                                                      INVESTMENT MANAGEr (or Sub-Adviser(s), as
PORTFOLIO NAME                       OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT                            Seek maximum real return consistent with      o Pacific Investment Management Company LLC
  COMMODITYREALRETURN(R)             prudent investment management
  STRATEGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS           Seek maximum total return, consistent with    o Pacific Investment Management Company LLC
  BOND PORTFOLIO                     preservation of capital and prudent
                                     investment management.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN                Seek maximum real return, consistent with     o Pacific Investment Management Company LLC
 STRATEGY PORTFOLIO                  preservation of real capital and prudent
                                     investment management.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN               Seek maximum total return, consistent with    o Pacific Investment Management Company LLC
  PORTFOLIO                          preservation of capital and prudent
                                     investment management.
 -----------------------------------------------------------------------------------------------------------------------------------
PROFUNDS VP                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR                      Seeks daily investment results, before        o ProFund Advisors LLC
                                     fees and expenses, that correspond to the
                                     inverse (opposite) of the daily performance
                                     of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY             Seeks daily investment results, before        o ProFund Advisors LLC
                                     fees and expenses, that correspond to the
                                     inverse (opposite) of the daily performance
                                     of Dow Jones U.S. Biotechnology Index.
------------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 33
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
------------------------------------------------------------------------------------------------------------------------------------
RYDEX VARIABLE TRUST                                                               INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
RYDEX SGI VT ALTERNATIVE             The fund seeks to provide investment          o  Security Global Investors
  STRATEGIES ALLOCATION FUND         results that match the performance of a
                                     benchmark for measuring trends in the
                                     commodity and financial futures markets.
                                     The Fund's current benchmark is the
                                     Standard & Poor's Diversified Trends
                                     Indicator(R) (the "benchmark" or the
                                     "S&P DTI").
-----------------------------------------------------------------------------------------------------------------------------------
RYDEX SGI VT MANAGED FUTURES         The fund seeks to deliver a return that has   o Security Global Investors
  STRATEGY FUND                      a low correlation to the returns of
                                     traditional stock and bond asset classes
                                     as well as provide capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
RYDEX VT INVERSE S&P STRATEGY        The fund seeks to provide investments         o Security Global Investors
  FUND                               results that match the performance of a
                                     specific benchmark on a daily basis. The
                                     Fund's current benchmark is the inverse
                                     (opposite) of the performance of the
                                     S&P 500(R) Index (the "underlying index").
------------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE HEALTH SCIENCES        Seek long-term capital appreciation.          o T. Rowe Price Associates, Inc.
  PORTFOLIO - II
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP TRUST -
S CLASS                                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD              Seek long-term capital appreciation by        o Van Eck Associates Corporation
  ASSETS FUND                        investment primarily in "long-term capital
                                     appreciation by investing primarily in
                                     "hard asset" securities. Income is a
                                     secondary consideraiton.
------------------------------------------------------------------------------------------------------------------------------------


(1) This variable investment option is also available as a Protection with Investment Performance variable investment option should you decide to fund your Guaranteed benefits. For more information, please see "What are your investment options under the contract?" earlier in this section.


(2) Franklin Templeton VIP Founding Funds Allocation Fund is a fund-of-funds. Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors, Limited are the investment managers of the underlying funds. Franklin Templeton Services, LLC serves as the Fund's administrator.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


34 Contract features and benefits
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GUARANTEED INTEREST OPTION


The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus. Any amounts allocated to the guaranteed interest option will not be included in your Protection with Investment Performance account value.


We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.


We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before the deduction of annual administrative charges. For a state-by-state description of all material variations of this contract, including information on the guaranteed interest option in your state, see Appendix IV later in this Prospectus.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2010 is 1.25% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers from the guaranteed interest option.


ALLOCATING YOUR CONTRIBUTIONS


You may allocate your contributions to the Investment Performance variable investment options, the guaranteed interest option, or the account for special money market dollar cost averaging. If you are eligible to have one or more Guaranteed benefits and you wish to fund them, you may allocate contributions to the Protection with Investment Performance variable investment options and the account for special money market dollar cost averaging. Also, we limit the number of variable investment options which you may select.

Only amounts you allocate to the Protection with Investment Performance variable investment options and amounts in the account for special money market dollar cost averaging designated for future transfers to the Protection with Investment Performance variable investment options will fund your Guaranteed benefits. These amounts will be used to calculate your Guaranteed benefit bases and will become part of your Protection with Investment Performance account value.


For example:


You purchase a contract with an initial contribution of $100,000 and have the GIB and the Highest Anniversary Value death benefit. You allocate $60,000 to the Protection with Investment Performance variable investment options and $40,000 to the Investment Performance variable investment options. The $60,000 will be included in your Protection with Investment Performance account value and will be used to calculate your GIB and Highest Anniversary Value benefit bases. $40,000 will be included in your Investment Performance account value.

Allocations must be whole percentages and you may change your allocations at any time. No more than 25% of any contribution to the contract may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to discontinue, and/or place additional limitations on, contributions to any of the variable investment options, including the Protection with Investment Performance variable investment options. We also reserve the right to discontinue acceptance of contributions into the contract. See "Additional limitations on contributions to the contract" in the table in "How you can purchase and contribute to your contract" under "Contract features and benefits."


It is important to note that the contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him or her regarding any different arrangements that may apply.



CUSTOM SELECTION RULES (APPLICABLE TO YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT ONLY)

For allocations to your Protection with Investment Performance account, you must allocate your contributions and transfers in accordance with our Custom Selection Rules. The Custom Selection Rules require that all of your Protection with Investment Performance account value be allocated according to the category and investment option limits described below. Allocations to the Protection with Investment Performance account may be made through contributions and transfers from your Investment Performance account. These Custom Selection Rules do not apply to amounts allocated to your Investment Performance account.

Your Protection with Investment Performance account value must be allocated among the Protection with Investment Performance variable investment options in the following three categories:



                                              Contract features and benefits  35
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CATEGORY 1 -- AXA STRATEGIC ALLOCATION

     AXA Balanced Strategy
     AXA Conservative Growth Strategy
     AXA Conservative Strategy
     AXA Moderate Growth Strategy


CATEGORY 2 -- FIXED INCOME

     EQ/Core Bond Index
     EQ/Intermediate Government Bond Index


CATEGORY 3 -- EQUITY

     AXA Growth Strategy
     AXA Tactical Manager International
     AXA Tactical Manager 400
     AXA Tactical Manager 500
     AXA Tactical Manager 2000


Your contributions in the three categories must also generally be allocated according to the following category and investment option limits.


CATEGORY AND INVESTMENT OPTION LIMITS. The chart below sets forth the general category and investment option limits for allocations to your Protection with Investment Performance account only. The categories and investment option limits described here do not apply to amounts allocated to your Investment Performance account.



--------------------------------------------------------------------------------
                                      CATEGORY
--------------------------------------------------------------------------------
                        1. AXA         2. FIXED    3. EQUITY
                        STRATEGIC      INCOME
                        ALLOCATION
--------------------------------------------------------------------------------
Maximum for category      None(1)       None         60%

Minimum for category      None          40%(2)       None

Maximum for each          None          None         10%(3)
option
--------------------------------------------------------------------------------


(1) IF THERE IS ANY ALLOCATION TO CATEGORY 3, THERE IS A 40% MINIMUM ALLO CATION REQUIREMENT TO CATEGORY 2, THUS LIMITING THE AMOUNT THAT MAY BE ALLOCATED TO CATEGORY 1.


(2)  Applies only if there is any allocation to Category 3.


(3) AXA Tactical Manager 400 and AXA Tactical Manager 2000 have a 10% maxi mum limit individually. AXA Growth Strategy, AXA Tactical Manager International and AXA Tactical Manager 500 are not subject to a per fund maximum.

There are no minimum allocations for any one Protection with Investment Performance variable investment option. Allocations must be in whole percentages. Your ability to allocate contributions to investment options may be subject to restrictions in certain states. For a state-by-state description of all material variations of this contract, including information on your ability to allocate contributions to investment options, see Appendix IV later in this Prospectus.

We reserve the right to change our Custom Selection Rules at any time. We also reserve the right to discontinue, and/or place additional limitations on, contributions and transfers into any or all Protection with Investment Performance variable investment options, either directly or through the special money market dollar cost averaging program. IF YOU HAVE ONE OR MORE GUARANTEED BENEFITS AND WE EXERCISE OUR RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS TO THE CONTRACT AND/OR CONTRIBUTIONS AND/OR TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS MEANS THAT IF YOU HAVE NOT YET ALLOCATED AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NOT BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS ALSO MEANS THAT IF YOU HAVE ALREADY FUNDED YOUR GUARANTEED BENEFITS BY ALLOCATING AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO INCREASE YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE AND THE BENEFIT BASES ASSOCIATED WITH YOUR GUARANTEED BENEFITS THROUGH CONTRIBUTIONS AND TRANSFERS.


POSSIBLE CHANGES TO THE CUSTOM SELECTION RULES. We may in the future revise the category limits, the categories themselves, the investment option limits, and the variable investment options within each category as well as combine the variable investment options within the same or in different categories (collectively, "category and investment option limitations").

If we change our Custom Selection Rules, please note the following:



o Any existing monies that you have allocated among the Protec tion with Investment Performance variable investment options will not be automatically reallocated to conform with the new Custom Selection Rules. Subject to market performance and any subsequent transfer(s) and/or withdrawals you make, those monies will remain invested as allocated at the time of the change;


o If your allocation instructions on file prior to a change to our Cus tom Selection Rules do not comply with our new Custom Selection Rules, you will not be automatically required to change your allocation instructions;




o If your allocation instructions on file prior to a change to our Custom Selection Rules do not comply with our new Custom Selection Rules, and you make a subsequent contribution, we will allocate your contribution pursuant to those instructions, and you will not be required to change your allocation instructions;


o If your allocation instructions on file prior to a change to our Custom Selection Rules do not comply with our new Custom Selection Rules, and you initiate a transfer, you will be required to change your instructions; and



o Any change to your allocation instructions must comply with our new Custom Selection Rules. Your new allocation instructions will apply to all future transactions, including subsequent contributions, transfers from your Investment Performance account and rebalancing.

AUTOMATIC QUARTERLY REBALANCING Other than amounts attributable to the account for special money market dollar cost averaging that are designated for your Protection with Investment Performance variable investment options, your Protection with Investment Performance account value will be rebalanced automatically every three months. Rebalancing will occur on the same day of the month as your contract date. If that date is after the 28th of a month, rebalancing will occur on the first business day of the following month. If the date occurs on



36  Contract features and benefits
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a date other than a business day, the rebalancing will occur on the next business day. Rebalancing for the last quarter of a contract year will occur on the contract date anniversary. If this date occurs on a day other than a business day, the rebalance will occur on the business day immediately preceding the contract date anniversary. When we rebalance, we will transfer amounts among the Protection with Investment Performance variable investment options so that the percentage of your Protection with Investment Performance account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. You may request a rebalancing on the transaction date of a subsequent contribution.

A transfer among the Protection with Investment Performance variable investment options does not automatically change your allocation instructions for the rebalancing of your Protection with Investment Performance account value on a quarterly basis. This means that upon the next scheduled rebalancing, we will transfer amounts among your Protection with Investment Performance variable investment options pursuant to the allocation instructions on file. If you wish to change allocation instructions for the quarterly rebalancing, these instructions must meet our then current category and investment option limits and must be in writing on a form we provide.


If we change our Custom Selection Rules, your quarterly rebalancing will continue in accordance with your existing allocation instructions, unless you submit new allocation instructions.


If we discontinue contributions and transfers to the Protection with Investment Performance variable investment options, we reserve the right to default any subsequent contribution or scheduled transfer in a special money market dollar cost averaging program to the corresponding Investment Performance variable investment option, which invests in the same underlying Portfolio.

We may offer an optional rebalancing program for amounts allocated to your Investment Performance variable investment options and the guaranteed interest option. For more information, see "Rebalancing among your Investment Performance variable investment options and guaranteed interest option" in "Transferring your money among investment options" later in this Prospectus.


ALLOCATION INSTRUCTION CHANGES. You may change your instructions for allocations of future contributions. Any revised allocation instructions will also be used for quarterly rebalancing. Any revised allocation instructions must meet the category and investment option limits in place at the time that the instructions are received.


TRANSFERS. Once you allocate amounts to the Protection with Investment Performance variable investment options, such amounts may be transferred among the Protection with Investment Performance variable investment options in accordance with our Custom Selection Rules, but may not be transferred to the Investment Performance variable investment options or the guaranteed interest option. See "Transferring your account value" in "Transferring your money among investment options."


DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term.

All amounts in a dollar cost averaging program will be transferred at the completion of the time period you select. Currently, the time periods for the special money market dollar cost averaging program do not extend beyond 12 months. These plans of investing do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

We offer the following dollar cost averaging programs in the Retirement Cornerstone(SM) -- Series ADV contracts:

     o Special money market dollar cost averaging
     o General dollar cost averaging
     o Investment simplifier


The only dollar cost averaging program that is available to fund your Guaranteed benefits is special money market dollar cost averaging. Amounts allocated to the account for special money market dollar cost averaging that are designated for future transfers to the Protection with Investment Performance variable investment options are included in the benefit bases for your Guaranteed benefits. The program allows you to fund your Guaranteed benefits through systematic transfers to the Protection with Investment Performance variable investment options. Also, you may make systematic transfers to the Investment Performance variable investment options and the guaranteed interest option. Amounts in the account for special money market dollar cost averaging are immediately invested in the EQ/Money Market variable investment option. Only new contributions may be allocated to the special money market dollar cost averaging program. For information on how the special money market dollar cost averaging program may affect certain Guaranteed benefits, see "Guaranteed income benefit" and "Guaranteed minimum death benefits" later in this section.

General dollar cost averaging and Investment simplifier, on the other hand, can only be used for systematic transfers to your Investment Performance variable investment options. Our Investment simplifier program is available for scheduled transfers from the guaranteed interest option to the Investment Performance variable investment options. Our General dollar cost averaging program is available for scheduled transfers from the EQ/Money Market variable investment option to the Investment Performance variable investment options. Below, we provide detail regarding each of the programs.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. Not all dollar cost averaging programs are available in all states. For a state-by-state description of all material variations of this contract, including information on the availability of our dollar cost averaging programs in your state, see Appendix IV later in this Prospectus.



                                              Contract features and benefits  37
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SPECIAL MONEY MARKET DOLLAR COST AVERAGING


Under the special money market dollar cost averaging program, you may dollar cost average from the account for special money market dollar cost averaging, which is part of the EQ/Money Market variable investment option. We will transfer amounts from the account for special money market dollar cost averaging into both the Protection with Investment Performance account and Investment Performance variable investment options and guaranteed interest option over an available time period that you select. One of the primary benefits of the special money market dollar cost averaging program is that amounts in the program designated for the Protection with Investment Performance variable investment options count toward your Guaranteed benefits on the business day you establish the program.


                            ----------------------

Under the special money market dollar cost averaging program, each of the following applies:

o Initial contributions to the program must be at least $2,000; subsequent contributions to an existing program must be at least $250;

o Contributions into the program must be new contributions; you may not make transfers from amounts allocated to other investment options to initiate a program;

o We offer time periods of 3, 6 or 12 months. We may also offer other time periods;


o Contributions to the program may be designated for the Protection with Investment Performance variable investment options, the Investment Performance variable investment options and/or the guaranteed interest option, subject to the following:



    -- If you want to take advantage of our special money market dollar cost averaging program, 100% of your contribution must be allocated to the account for special money market dollar cost averaging. In other words, your contribution cannot be split between the account for special money market dollar cost averaging and any other investment options available under the contract. The instructions for the program must match your current allocation instructions;

    -- If you want to dollar cost average into the guaranteed interest option, up to 25% of your special money market dollar cost averaging program may be designated for the guaranteed interest option, even if such a transfer would result in more than 25% of your Total account value being allocated to the guaranteed interest option. See "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus;


o Your Guaranteed benefit base(s) will be increased to reflect any contri-bution to the account for special money market dollar cost averaging that you have instructed us to transfer to the Protection with Investment Performance variable investment options. The Annual Roll-up rate (or Deferral bonus Roll-up rate, if applicable) in effect on your contract will apply immediately to any contribution that is designated to be transferred to the Protection with Investment Performance variable investment options;

O IF WE EXERCISE OUR RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS AND TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, AND YOUR SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM HAS TRANSFERS SCHEDULED TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, THE PROGRAM WILL CONTINUE FOR ITS DURATION. HOWEVER, SUBSEQUENT CONTRIBUTIONS TO ANY PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS UNDER THE SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM WILL NOT BE PERMITTED;

O IF YOU HAVE ONE OR MORE GUARANTEED BENEFITS AND WE EXERCISE OUR RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS TO THE CONTRACT AND/OR CONTRIBUTIONS AND/OR TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS MEANS THAT IF YOU HAVE NOT YET ALLOCATED AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NOT BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS ALSO MEANS THAT IF YOU HAVE ALREADY FUNDED YOUR GUARANTEED BENEFITS BY ALLOCATING AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO INCREASE YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE AND THE BENEFIT BASES ASSOCIATED WITH YOUR GUARANTEED BENEFITS THROUGH CONTRIBUTIONS AND TRANSFERS.


o We will transfer all amounts by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. If a special money market dollar cost averaging program is selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special money market dollar cost averaging program, but not later than the 28th day of the month. The only transfers that will be made are your regularly scheduled transfers to the variable investment options. If you request to transfer any other amounts from your special money market dollar cost averaging program, we will transfer all of the value that you have remaining in the account to the investment options according to the allocation percentages for the special money market dollar cost averaging program that we have on file for you;

o Except for withdrawals made under our Automatic RMD withdrawal service or for the assessment of contract charges, any unscheduled partial withdrawal from your account for special money market dollar cost averaging will terminate your special money market dollar cost averaging program. Any amounts remaining in the account after the program terminates will be transferred to the destination investment options according to your special money market dollar cost averaging program allocation instructions. Any withdrawal which results in a reduction in the special money market dollar cost averaging program amount previously included in your Guaranteed benefit bases will reduce the Guaranteed benefit bases as described


38  Contract features and benefits
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   later in this Prospectus. See "How withdrawals affect your Guaranteed benefits" later in this section;


o If you elect any dollar cost averaging program, rebalancing Option II is not available. If you elect a general dollar cost averaging program or special money market dollar cost averaging, rebalancing Option I is not available. See "Rebalancing among your Investment Performance variable investment options and guaranteed interest option" in "Transferring your money among investment options" later in this Prospectus;

o All of our dollar cost averaging programs are available if you enrolled in our Systematic transfer program. However, no amounts will be transferred out of the account for special money market dollar cost averaging as part of the Systematic transfer program.


o A special money market dollar cost averaging program may not be in effect at the same time as a general dollar cost averaging program;

o The only dollar cost averaging program available to fund your Guaranteed benefits is our special money market dollar cost averaging program;

o You may cancel your participation at any time but you may not change your allocation instructions on file during the selected time period. If you terminate your special money market dollar cost averaging program, we will allocate any remaining amounts in your account for special money market dollar cost averaging pursuant to your program allocations on file;


o If you are dollar cost averaging into the Protection with Investment Performance variable investment options when you decide to drop all Guaranteed benefits ("post-funding drop"), we will default future transfers designated for the Protection with Investment Performance variable investment options to the corresponding Investment Performance variable investment options that invest in the same underlying Portfolios. Also, you can cancel your special money market dollar cost averaging program and accelerate all transfers to the corresponding Investment Performance variable investment options. See "Dropping or changing your Guaranteed benefits" later in this section and Appendix I for more information.


o We may offer these programs in the future with transfers on a different basis. Your financial professional can provide information in the time periods and interest rates currently available in your state, or you may contact our processing office.


GENERAL DOLLAR COST AVERAGING PROGRAM


If your value in the EQ/Money Market variable investment option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to any of the Investment Performance variable investment options. For a state-by-state description of all material variations of this contract, including information on the availability of our general dollar cost averaging program, see Appendix IV later in this Prospectus.


You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market variable investment option have been transferred out. The minimum amount that we will transfer each time is $250. The instructions for the program may differ from your allocation instructions on file.

If, on any transfer date, your value in the EQ/Money Market variable investment option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

You may not participate in our optional rebalancing programs if you elect the general dollar cost averaging program.

INVESTMENT SIMPLIFIER


FIXED-DOLLAR OPTION. Under this option, you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the Investment Performance variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified if this occurs. You must send in a request form to resume the program in the next or subsequent contract years.


If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, provided the transfer complies with the same guaranteed interest option transfer limitations referenced above. If the transfer does not comply with the transfer limitations, the transfer will not be made and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.


INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the Investment Performance variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. If the amount in the guaranteed interest option falls below $7,500 at the beginning of the month, no transfer will be made that month. We will automatically cancel the interest



                                              Contract features and benefits  39
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sweep program if the amount in the guaranteed interest option is less than
$7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. Transfers under the Interest sweep option are subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus.


GUARANTEED INCOME BENEFIT

This section describes the Guaranteed income benefit, or "GIB". The GIB guarantees, subject to certain restrictions, annual lifetime payments ("Lifetime GIB payments") that are calculated by applying a percentage (which is based on your age at the time your payments begin) to your GIB benefit base. The GIB also allows you to take certain withdrawals (your "Annual withdrawal amount") prior to the beginning of your Lifetime GIB payments. Your Annual withdrawal amount is calculated each contract date anniversary by applying a percentage ("the Annual Roll-up rate") to your GIB benefit base. Lifetime GIB payments and your Annual withdrawal amount are described later in this section. With respect to your GIB, it is important to note the following:

o Once a withdrawal is taken from your Protection with Investment Performance account, you cannot make additional contributions to your Protection with Investment Performance account, either directly or through a special money market dollar cost averaging program. You can, however, continue to make transfers from your Investment Performance account to the Protection with Investment Performance variable investment options until such time you make a subsequent contribution to your Investment Performance account. Scheduled transfers from an existing special money market dollar cost averaging program will continue through to the program's conclusion.

o Withdrawals in excess of your Annual withdrawal amount (an "Excess withdrawal") can greatly reduce the value of your GIB. An Excess withdrawal that reduces your Protection with Investment Performance account value to zero will cause your GIB to terminate.

In order to fund your Guaranteed income benefit, you must make contributions or transfers to the Protection with Investment Performance account. All allocations to the Protection with Investment Performance account must be made in accordance with our Custom Selection Rules. The Custom Selection Rules require that all of your Protection with Investment Performance account value be allocated according to certain category and investment option limits. ANY ALLOCATION TO THE "EQUITY" CATEGORY REQUIRES THAT THERE BE A 40% MINIMUM ALLOCATION TO THE "FIXED INCOME" CATEGORY. This will also limit the amount that may be allocated to the "AXA Strategic Allocation" Category. For detailed information on how our Custom Selection Rules work, see "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus.


The GIB is issued with all eligible contracts unless you tell us you do not want it (or "opt out") at the time you apply for your Retirement Cornerstone(SM) -- Series ADV contract. Currently, the GIB is issued to owners age 20-75 and with all contract types except Inherited IRA. If the contract is jointly owned, eligibility for the GIB will be issued based on the older owner's age. The GIB cannot be added to your contract later if you decide to opt-out.


You can drop your GIB at any time prior to funding your Protection with Investment Performance account. IF YOU FUND THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT AT ISSUE, YOU CAN DROP YOUR GIB IF YOUR CONTRACT HAS BEEN IN FORCE FOR AT LEAST FOUR CONTRACT YEARS. It is important to note that if you decide to drop your GIB, either before or after funding your Protection with Investment Performance account, your Guaranteed minimum death benefit may be affected. Please see "Dropping or changing your Guaranteed benefits" later in this section and Appendix I for more information.


--------------------------------------------------------------------------------
The GIB is issued with all eligible contracts unless you tell us you do not want it (or "opt out") at the time you complete your application.
--------------------------------------------------------------------------------

When you purchase a contract with the GIB, you can combine it with one of our Guaranteed minimum death benefits: (i) the Return of Principal death benefit,
(ii) the Highest Anniversary Value death benefit, or (iii) the "Greater of" death benefit.


There is an additional charge for the GIB which is described under "Guaranteed income benefit charge" in "Charges and expenses" later in this Prospectus.


If you have the GIB and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

GIB BENEFIT BASE

Your GIB has a benefit base. Your GIB benefit base is not an account value or cash value. The GIB benefit base is used to calculate your Lifetime GIB payments, your Annual withdrawal amount and the charge for the benefit. Your GIB benefit base is equal to:


o Your initial contribution and any subsequent contributions to the Protection with Investment Performance variable investment options, either directly or through a special money market dollar cost averaging program; plus

o Any amounts in the account for special money market dollar cost averaging that are designated for future transfers to the Protection with Investment Performance variable investment options; plus

o Any transfers to the Protection with Investment Performance variable investment options; less


o A deduction that reflects any "Excess withdrawal" amounts; plus


o Any "Deferral bonus Roll-up amount" or any "Annual Roll-up amount", minus a deduction that reflects any withdrawals up to the Annual withdrawal amount.

                                     -OR-


40  Contract features and benefits



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The "reset" value on every third contract date anniversary from the contract date up to your 95th birthday. (The GIB benefit base reset is described below.)

--------------------------------------------------------------------------------
The Deferral bonus Roll-up amount and the Annual Roll-up amounts are amounts credited to the benefit bases of your Guaranteed benefits on each contract date anniversary. These amounts are calculated by taking into account your GIB benefit base from the preceding contract date anniversary, the applicable Roll-up rate under your contract, contributions and transfers to the Protection with Investment Performance account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. The calculation of both the Deferral bonus Roll-up amount and the Annual Roll-up amount are discussed later in this section.
--------------------------------------------------------------------------------

Beginning in the second contract year after you fund your Protection with Investment Performance account, if your Lifetime GIB payments have not begun, you can withdraw up to your Annual withdrawal amount without reducing your GIB benefit base. It is important to note that withdrawals up to your Annual withdrawal amount will not reduce your GIB benefit base. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the GIB benefit base at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your GIB benefit base until the end of the contract year. WITHDRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT WILL REDUCE YOUR GIB BENEFIT BASE ON A PRO-RATA BASIS. SEE "ANNUAL WITHDRAWAL AMOUNT" LATER IN THIS SECTION.

Every three contract years from your contract date up to your 95th birthday, your GIB benefit base will automatically reset to equal your Protection with Investment Performance account value if your Protection with Investment Performance account value is greater than the calculation described above. The GIB benefit base reset is described in more detail below.

                        ------------------------------

Only amounts you allocate to the Protection with Investment Performance variable investment options and amounts in the account for special money market dollar cost averaging designated for the Protection with Investment Performance variable investment options will fund your GIB. These amounts will be included in your GIB benefit base and will become part of your Protection with Investment Performance account value. See "Allocating your contributions" earlier in this section for more information.


For example:


You purchase a Retirement Cornerstone(SM) -- Series ADV contract with an initial contribution of $100,000 and allocate $60,000 to the Protection with Investment Performance variable investment options and $40,000 to the Investment Performance variable investment options. Your initial GIB benefit base will be $60,000.

Provided you did not opt out of the GIB, you can fund your GIB benefit by allocating money to the Protection with Investment Performance variable investment options (either directly or through a special money market dollar cost averaging program) immediately or at some later date. Allocations to the Protection with Investment Performance variable investment options also fund your Guaranteed minimum death benefit. Please note that all allocations to your Protection with Investment Performance account must comply with our Custom Selection Rules. See "Allocating your contributions" earlier in this section.


Your "Deferral bonus Roll-up amount" and "Annual Roll-up amount" are described below. Your GIB benefit base stops "rolling up" on the contract date anniversary following the owner's (or older joint owner's, if applicable) 95th birthday. If the annuitant is older than the owner, the contract maturity date (the point at which Lifetime GIB payments must begin and Roll-ups will end) will precede the owner's 95th birthday.

For contracts with non-natural owners, the GIB benefit base will be based on the annuitant's (or older joint annuitant's) age.

The amount of the deduction for an "Excess withdrawal" and the deduction for the Annual withdrawal amount are described under "How withdrawals affect your Guaranteed benefits later in this section.

As discussed earlier in this section, your GIB benefit base is not an account value or cash value. As a result, the GIB benefit base cannot be split or divided in any proportion in connection with a divorce. See "How divorce may affect your Guaranteed benefits" in "More information."

Please see Appendix II later in this Prospectus for an example of how the GIB benefit base is calculated.


You do not have an Annual withdrawal amount in the first contract year in which you fund your Protection with Investment Performance account. A withdrawal from your Protection with Investment Performance account in the first contract year in which you fund the Protection with Investment Performance account will reduce your GIB benefit base on a pro-rata basis. Beginning in the second contract year after you fund your Protection with Investment Performance account, if your Lifetime GIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your GIB benefit base. Withdrawals in excess of your Annual withdrawal amount will reduce your GIB benefit base on a pro-rata basis. See "Annual withdrawal amount" later in this section.


ANNUAL ROLL-UP RATE


The Annual Roll-up rate is used to calculate your Annual withdrawal amount. It is also used to calculate amounts credited to your GIB benefit base for the contract year in which the first withdrawal is made from your Protection with Investment Performance account and all subsequent contract years. A different Roll-up rate is used to calculate amounts credited to your GIB benefit base in the contract years prior to the first withdrawal from your Protection with Investment Performance account -- it is called the "Deferral bonus Roll-up rate". The Deferral bonus Roll-up rate is described below.

The Annual Roll-up rate is variable and is tied to the Ten-Year Treasuries Formula Rate described below, but will never be less than 4% or greater than 8% in all contract years. The Annual Roll-up rate will be set at our discretion, subject to the stated minimum. We reserve the right, however, to declare an Annual Roll-up rate that is greater than 8%.


     o TEN-YEAR TREASURIES FORMULA RATE. For each calendar quarter, this rate is the average of the rates for the ten-year U.S. Trea-

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         sury notes on each day for which such rates are reported during the 20 calendar days ending on the 15th day of the last month of the preceding calendar quarter, plus 1.00%, rounded to the nearest 0.10%. U.S. Treasury rates will be determined from the Federal Reserve Board Constant Maturity Series or such comparable rates as may be published by the Federal Reserve Board or generally available reporting services if the Federal Reserve Board Constant Maturity Series is discontinued.


DEFERRAL BONUS ROLL-UP RATE


The Deferral bonus Roll-up rate is only used to calculate amounts credited to your GIB benefit base until a withdrawal is made from your Protection with Investment Performance account. The Deferral bonus Roll-up rate is never used to calculate your Annual withdrawal amount under the GIB.

Beginning in the first contract year in which you fund your Protection with Investment Performance account, the Roll-up amount credited to your GIB benefit base at the end of the contract year (the "Deferral bonus Roll-up amount") will be calculated using the Deferral bonus Roll-up rate. Once you take a withdrawal from your Protection with Investment Performance account, the Deferral bonus Roll-up rate will not be applied at that end of the contract year in which the withdrawal was taken and will terminate for the life of the contract.

The Deferral bonus Roll-up rate is designed as an incentive to defer taking your first withdrawal from your Protection with Investment Performance account until later contract years while potentially building greater Guaranteed benefit bases with a higher Roll-up rate.

The Deferral bonus Roll-up rate is variable and is tied to the Deferral Bonus Ten-Year Treasuries Formula Rate described below. The Deferral bonus Roll-up rate will never be less than 4% or greater than 8% in all contract years up until the first withdrawal from the Protection with Investment Performance account. The Deferral bonus Roll-up rate will be set at our discretion, subject to the stated minimum. We reserve the right, however, to declare a Deferral bonus Roll-up rate that is greater than 8%.


     o DEFERRAL BONUS TEN-YEAR TREASURIES FORMULA RATE. For each calendar quarter, this rate is the average of the rates for the ten-year U.S. Treasury notes on each day for which such rates are reported during the 20 calendar days ending on the 15th day of the last month of the preceding calendar quarter, plus 1.50%, rounded to the nearest 0.10%. U.S. Treasury rates will be determined from the Federal Reserve Board Constant Maturity Series or such comparable rates as may be published by the Federal Reserve Board or generally available reporting services if the Federal Reserve Board Constant Maturity Series is discontinued.


As described above, both the Annual Roll-up rate and the Deferral bonus Roll-up rate will never be less than 4% or greater than 8% in all contract years. Based on the underlying formula rates that are used in arriving at the two Roll-up rates, it is expected that the Deferral bonus Roll-up rate will generally be 0.50% greater than the Annual Roll-up rate. However, this is not guaranteed. In certain interest rate environments, the Deferral bonus Roll-up rate may not always be 0.50% greater than the Annual Roll-up rate. In some cases, it may be more than 0.50% greater than the Annual Roll-up rate.


Examples:



     o Assume the calculation of Ten-Year Treasuries Formula Rate results in an Annual Roll-up rate of 3.75% and the calculation of the Deferral Bonus Ten-Year Treasuries Formula Rate results in a Deferral bonus Roll-up rate of 4.25%. Since the Annual Roll-up rate is subject to a guaranteed minimum of 4%, the Annual Roll-up rate would be 4%. The Deferral bonus Roll-up rate would remain 4.25% having met the same guaranteed minimum.

     o Assume the calculation of Ten-Year Treasuries Formula Rate results in an Annual Roll-up rate of 7.75% and the calculation of the Deferral Bonus Ten-Year Treasuries Formula Rate results in a Deferral bonus Roll-up rate of 8.25%. Since the Annual Roll-up rate is below the guaranteed maximum of 8%, the Annual Roll-up rate would remain 7.75%. The Deferral bonus Roll-up rate would be 8% because it would have exceeded our guaranteed maximum.

It is important to note that on each contract anniversary, we will apply either the Annual Roll-up rate or the Deferral bonus Roll-up rate to your GIB benefit base based on whether you have taken a withdrawal from the Protection with Investment Performance account. In statements we provide you, we will show you the Roll-up amounts under both rate scenarios. Once you take a withdrawal from your Protection with Investment Performance account, the Deferral bonus Roll-up rate will no longer be shown on your statements.


NEW BUSINESS RATES. Your initial Annual Roll-up rate will not be less than 4% or, if greater, the Ten-Year Treasuries Formula Rate. Your initial Deferral bonus Roll-up rate will not be less than 4% or, if greater, the Deferral bonus Ten-Year Treasuries Formula Rate. Once a contract is issued with the Annual Roll-up and Deferral bonus rates that are then in effect for new business, those rates will be applicable for one contract year even if you fund your Guaranteed benefits later in that contract year.


75 DAY RATE LOCK-IN. If your initial contribution is received within 75 days of the date you sign your application, your initial Annual Roll-up rate and Deferral bonus Roll-up rate will be the greater of the rates in effect on the date of the application or the rates in effect on the date your contract is issued. If we do not receive your initial contribution within 75 days of the date you sign your application, your initial Annual Roll-up rate and Deferral bonus Roll-up rate will be the rates in effect on the date we issue your contract. For a state-by-state description of all material variations of this contract, including whether a longer rate lock-in period applies in your state, see Appendix IV later in this Prospectus.

Example:

     You sign your application for Retirement Cornerstone(SM) -- Series ADV on September 15th. On that date the Annual Roll-up rate and Deferral bonus Roll-up rates are 4.50% and 6.00%, respectively. Your initial contribution is received by way of a rollover contribution on October 5th and the contract is issued the next



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     day. On that date the Annual Roll-up rate and Deferral bonus Roll-up rates are 4.25% and 5.75%, respectively. In this example, your contract will be issued with the rates that were "locked in" at the time you signed your application, not the lower rates that were in effect on the date your contract was issued.

These are your initial Annual Roll-up and Deferral bonus Roll-up rates and they will apply to your contract for one full contract year. On your next contract date anniversary, Renewal rates will apply.

RENEWAL RATES. On the first day of each contract year, starting with the second contract year, a new Annual Roll-up rate will apply to your contract. A new Deferral bonus Roll-up rate will also apply provided you did not take a withdrawal from your Protection with Investment Performance account. These "Renewal rates" will never be less than 4% or the underlying Ten-Year Treasuries Formula Rate (for the Annual Roll-up Rate) and Deferral bonus Ten-Year Treasuries Formula Rate (for the Deferral bonus Roll-up rate).


These Renewal rates may be more than or less than, or equal to, your initial Annual Roll-up rate and Deferral bonus Roll-up rate. We also reserve the right to set new business rates that are higher than Renewal rates.


Any transfers or contributions to the Protection with Investment Performance variable investment options, either directly or through the special money market dollar cost averaging program and any contribution amounts in the account for special dollar cost averaging that are designated for future transfers to the Protection with Investment Performance variable investment options, after the first day of any contract year will get the Annual Roll-up rate and Deferral bonus Roll-up rate in effect as of the most recent contract date anniversary.

NOTIFICATION OF ANNUAL ROLL-UP RATE AND RENEWAL RATES. If you have the GIB, your contract will indicate the Annual Roll-up rate and Deferral bonus Roll-up rate for your first contract year. These rates may not be the same rates that were illustrated prior to your purchase of the contract. If you choose to fund the GIB after issue, you can contact a Customer Service Representative to find out the current Annual Roll-up rate and if applicable, the Deferral bonus Roll-up rate for your contract. In addition, your annual statement of contract values will show your current Renewal rates, as well as the previous year's Annual Roll-up rate and Deferral bonus Roll-up rate for your contract. This information can also be found online, through your Online Access Account.

--------------------------------------------------------------------------------
The Annual Roll-up rate is used to calculate your Annual withdrawal amount and your GIB benefit base if you have taken a withdrawal from your Protection with Investment Performance account. The Deferral bonus Roll-up rate is used to calculate your GIB benefit base until a withdrawal is made.
--------------------------------------------------------------------------------

ANNUAL ROLL-UP AMOUNT AND ANNUAL GIB BENEFIT BASE ADJUSTMENT

The Annual Roll-up amount is an amount credited to your GIB benefit base on each contract date anniversary. This amount is calculated by taking into account your GIB benefit base from the preceding contract date anniversary, the Annual Roll-up rate under your contract, contributions and transfers to the Protection with Investment Performance account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. The Annual Roll-up amount adjustment to your GIB benefit base is a primary way to increase the value of your GIB benefit base.

Your Annual Roll-up amount is calculated as follows:

o your GIB benefit base on the preceding contract date anniversary, multiplied by:


o the Annual Roll-up rate that was in effect on the first day of the contract year; plus


o a pro-rated Roll-up amount for any transfer or contribution to the Protection with Investment Performance variable investment options, either directly or through the special money market dollar cost averaging program, during the contract year pro-rated based on the number of days in the contract year after the transfer or contribution; plus

o a pro-rated Roll-up amount for any contribution amounts in the account for special money market dollar cost averaging that are designated for future transfers to the Protection with Investment Performance variable investment options, during the contract year pro-rated based on the number of days in the contract year after the contribution; less

o any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount.


DEFERRAL BONUS ROLL-UP AMOUNT AND ANNUAL GIB BENEFIT BASE
ADJUSTMENT

The Deferral bonus Roll-up amount is an amount credited to your GIB benefit base on each contract date anniversary provided you have not taken a withdrawal from your Protection with Investment Performance account. The amount is calculated by taking into account your GIB benefit base from the preceding contract date anniversary, the applicable Deferral bonus Roll-up rate under your contract and contributions and transfers to the Protection with Investment Performance account during the contract year. The Deferral bonus Roll-up amount adjustment to your GIB benefit base is a primary way to increase the value of your GIB benefit base. Your Deferral bonus Roll-up amount is calculated as follows:

o your GIB benefit base on the preceding contract date anniversary, multiplied by:


o the Deferral bonus Roll-up rate that was in effect on the first day of the contract year; plus


o a pro rated Deferral bonus Roll-up amount for any transfer or contribution to the Protection with Investment Performance variable investment options, either directly or through a special money market dollar cost averaging program, during the contract year pro rated based on the number of days in the contract year after the transfer or contribution; plus

o a pro-rated Deferral bonus Roll-up amount for any contribution amounts in the account for special money market dollar cost averaging that are designated for future transfers to the Protection with Investment Performance variable investment options, during the contract year pro rated based on the number of days in the contract year after the contribution.



                                              Contract features and benefits  43
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                    --------------------------------------


THE GIB BENEFIT BASE STOPS ROLLING UP ON THE CONTRACT DATE ANNIVERSARY FOLLOWING THE OWNER'S (OR OLDER JOINT OWNER, IF APPLICABLE) 95TH BIRTHDAY.

GIB BENEFIT BASE RESET

Your GIB benefit base will automatically "reset" to equal the Protection with Investment Performance account value, if higher, every three contract years from your contract date, up to the contract date anniversary following your 95th birthday. If you choose to fund your Protection with Investment Performance account after issue, the eligibility for resets every three years is still based on the contract date and not the date that you first funded the Protection with Investment Performance account.

If a reset is not applicable on any eligible contract date anniversary, the GIB benefit base will not be eligible to be reset again until the next eligible contract date anniversary. For example, even if the GIB benefit base did not reset on the third contract date anniversary, it will not be eligible again for a reset until the sixth contract date anniversary. For jointly-owned contracts, eligibility to reset the GIB benefit base is based on the age of the older owner. For non-naturally owned contracts, eligibility is based on the age of the annuitant or older joint annuitant.

--------------------------------------------------------------------------------
Whether you fund your GIB at contract issue or some later date, the contract date anniversaries on which your GIB benefit base is eligible for a reset are the same.
--------------------------------------------------------------------------------

WE RESERVE THE RIGHT TO INCREASE THE FEE FOR THE GIB IF THE GIB BENEFIT BASE RESETS. Please see the "Fee table" earlier in this Prospectus and "Charges and expenses" later in this Prospectus for more information about the charge. Your GIB benefit base will reset automatically unless you opt out. We will notify you at least 45 days prior to your contract date anniversary if your GIB benefit base is eligible for a reset and if a fee increase has been declared. If you do not want your fee to increase, you must notify us in writing at least 30 days prior to the contract date anniversary on which your GIB benefit base could reset that you want to opt out of the reset. You can send us a written request to opt back in to automatic resets at a later date. The current fee will apply upon the next reset. Your GIB benefit base would be eligible for resets based on the same schedule: every three contract years from the contract date.

If we do not increase the charge for the GIB when a benefit base resets, the total dollar amount charged on future contract date anniversaries may still increase as a result of the reset since the charges may be applied to a higher GIB benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus for more information.


ANNUAL WITHDRAWAL AMOUNT


(APPLICABLE PRIOR TO THE BEGINNING OF LIFETIME GIB PAYMENTS)

Your Annual withdrawal amount is calculated on the first day of each contract year, beginning in the second contract year, and is equal to:

o the Annual Roll-up rate in effect at the time, multiplied by;

o the GIB benefit base as of the most recent contract date anniversary.

Beginning in the second contract year after you fund your Protection with Investment Performance account, if your Lifetime GIB payments have not begun, you may withdraw up to your Annual withdrawal amount without reducing your GIB benefit base and adversely affecting your Lifetime GIB payments. IT IS IMPORTANT TO NOTE THAT WITHDRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT WILL HAVE A HARMFUL EFFECT ON BOTH YOUR GIB BENEFIT BASE AND LIFETIME GIB PAYMENTS. AN EXCESS WITHDRAWAL THAT REDUCES YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT TO ZERO WILL CAUSE YOUR GIB TO TERMINATE. You do not have an Annual withdrawal amount in the first contract year in which you fund the Protection with Investment Performance account.

A withdrawal from your Protection with Investment Performance account in the first contract year in which the Protection with Investment Performance account is funded will reduce your GIB benefit base on a pro-rata basis. A withdrawal in excess of your Annual withdrawal amount will always reduce your GIB benefit base on a pro-rata basis. This is referred to as an "Excess withdrawal". The reduction of your GIB benefit base on a pro-rata basis means that we calculate the percentage of your current Protection with Investment Performance account value that is being withdrawn and we reduce your current GIB benefit base by the same percentage. A pro-rata withdrawal will have a significant adverse effect on your benefit base in cases where the Protection with Investment Performance account value is less than the benefit base. For an example of how a pro-rata reduction works, see "How withdrawals affect your Guaranteed benefits" later in this section. A WITHDRAWAL FROM YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IN THE FIRST CONTRACT YEAR IN WHICH THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IS FUNDED IS TREATED JUST LIKE AN EXCESS WITHDRAWAL.

For more information, see "Example of how your Annual withdrawal amount; Annual Roll-up amount and annual GIB benefit base adjustment; and the effect of an Excess withdrawal is calculated" immediately below. See also "How withdrawals affect your Guaranteed benefits" later in this section and see Appendix VI later in this Prospectus for examples of how withdrawals affect your Annual withdrawal amount.

Your Annual withdrawal amount is always calculated using the Annual Roll-up rate in effect at the time. The Deferral bonus Roll-up rate, described below, is never used for the purposes of calculating the Annual withdrawal amount. Your Annual withdrawal amounts are not cumulative. If you withdraw less than your Annual withdrawal amount in any contract year, you may not add the remainder to your Annual withdrawal amount in any subsequent year. Your Annual withdrawal amount may be more than or less than your Lifetime GIB payments. See "Lifetime GIB payments" later in this section.

EXAMPLE OF HOW YOUR ANNUAL WITHDRAWAL AMOUNT; ANNUAL ROLL-UP AMOUNT; DEFERRAL BONUS ROLL-UP AMOUNT AND ANNUAL GIB BENEFIT BASE ADJUSTMENT; AND THE EFFECT OF AN EXCESS WITHDRAWAL IS CALCULATED.

Annual withdrawal amount. Assume you make a contribution of $200,000 and allocate $100,000 to your Protection with Investment



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Performance variable investment options and $100,000 to your Investment
Performance variable investment options at issue. At the beginning of contract year three, assume you transfer $5,000 to your Protection with Investment Performance variable investment options. Also assume that your Annual Roll-up rate is 4% and your Deferral bonus rate is 4.50% in each contract year. Accordingly, your GIB benefit base on your fifth contract date anniversary is $130,323.

The GIB benefit base of $130,323 is calculated as follows:

You start with $100,000 allocated to the Protection with Investment Performance variable investment options. This amount is your initial GIB benefit base.

-- The first Deferral bonus Roll-up amount increases your GIB benefit base to $104,500. ($100,000 + $4,500)

           $100,000 (GIB Benefit Base) x 4.50% (Deferral bonus Roll-up rate) = $4,500 (Deferral bonus Roll-up amount)

-- The second Deferral bonus Roll-up amount increases your GIB benefit base to $109,202. ($104,500 + $4,702)

           $104,500 (GIB Benefit Base) x 4.50% (Deferral bonus Roll-up rate) = $4,702 (Deferral bonus Roll-up amount)

-- Your $5,000 transfer from the Investment Performance account at the beginning of contract year three increases your GIB Benefit base to $114,202 ($109,202 + $5,000)

-- The third Deferral bonus Roll-up amount increases your GIB benefit base to $119,341. ($114,202 + $5,139)

           $114,202 (GIB Benefit Base) x 4.50% (Deferral bonus Roll-up rate) = $5,139 (Deferral bonus Roll-up amount)

-- The fourth Deferral bonus Roll-up amount increases your GIB benefit base to $124,711. ($119,341 + $5,370)

           $119,341 (GIB Benefit Base) x 4.50% (Deferral bonus Roll-up rate) = $5,370 (Deferral bonus Roll-up amount)

-- The fifth Deferral bonus Roll-up amount increases your GIB ben efit base to $130,323. ($124,711 + $ 5,612)

           $124,711 (GIB Benefit Base) x 4.50% (Deferral bonus Roll-up rate) = $5,612 (Deferral bonus Roll-up amount)

Your Annual withdrawal amount as of the beginning of contract year six is equal to $5,213, calculated as follows:

o $130,323 (GIB benefit base as of your most recent contract date anniversary MULTIPLIED BY:

o   4% (your current Annual Roll-up rate) EQUALS:

o   $5,213


Please note that your Annual Roll-up rate is used to calculate your Annual withdrawal amount. The Deferral bonus Roll-up rate is never used to calculate your Annual withdrawal amount.


Annual Roll-up amount and annual benefit base adjustment. Further assume that during contract year six (on the 146th day of the contract year), you make a contribution of $10,000 to your Protection with Investment Performance variable investment options, making your current GIB benefit base after the contribution $140,323. Also assume that you withdraw your full Annual withdrawal amount of $5,213 during contract year six.


On your sixth contract date anniversary, your Annual Roll-up amount is equal to $240, calculated as follows:

o    4% (your current Annual Roll-up rate) MULTIPLIED BY

o $130,323 (your GIB benefit base as of your most recent contract date anniversary) PLUS

o    $240 (the daily pro rated Roll-up amount for the contribution:
     $10,000 x 4% x 219/365* = $240) MINUS


o    $5,213 (the Annual withdrawal amount, which was withdrawn)

o    EQUALS $240

                        ------------------------------

* This fraction represents the number of days in a 365-day contract year that the contribution would have received credit toward the Roll-up amount.


Please note that the withdrawal in contract year six terminated the Deferral bonus Roll-up rate. Therefore on the sixth contract date anniversary, the Annual Roll-up rate was used to calculate the Annual Roll-up amount.

Your adjusted GIB benefit base is $140,563.


Effect of an Excess withdrawal. In contract year six, assume instead that you make a withdrawal of $8,213. This would result in an Excess withdrawal of $3,000 because your Annual withdrawal amount is only $5,213 ($8,213 - $5,213 = $3,000). Further, assume that your Protection with Investment Performance account value at the time of this withdrawal is $100,000. As described earlier in this section, Excess withdrawals reduce your GIB benefit base on a pro-rata basis. Accordingly, your GIB benefit base is reduced by $4,209 at the time of the withdrawal, calculated as follows:


o    $140,323 (your current GIB benefit base: $130,323 + $10,000)
     MULTIPLIED BY


o 3% (the percentage of your current Protection with Investment Per formance account value that was withdrawn in excess of your Annual withdrawal amount) EQUALS


o    $4,209.

On your sixth contract date anniversary, your adjusted GIB benefit base is $136,354, calculated as follows:

o $136,114 (your GIB benefit base adjusted to reflect the Excess with drawal: $140,323 - $4,209 = $136,114) PLUS

o    $240 (your Annual Roll-up amount) EQUALS

o    $136,354.

See Appendix VI later in this Prospectus for more examples of how withdrawals affect your Guaranteed benefit bases and Annual withdrawal amount.


LIFETIME GIB PAYMENTS

The GIB guarantees annual lifetime payments ("Lifetime GIB payments"), which will begin at the earliest of:


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(i)    the contract date anniversary following the date your Protection with
       Investment Performance account value falls to zero (except as the result of an Excess withdrawal);


(ii)   the contract date anniversary following your 95th birthday; and

(iii)  your contract's maturity date.


Your Lifetime GIB payments will be calculated as described below in this section. Whether your Lifetime GIB payments are triggered by your Protection with Investment Performance account value falling to zero (due to either withdrawals or the deduction of charges) or contract maturity or owner age 95, we use the same calculation to determine the amount of the payments. Neither a withdrawal of your Annual withdrawal amount nor a deduction of charges is considered an Excess withdrawal. Poor investment performance of the Protection with Investment Performance variable investment options may contribute to your Protection with Investment Performance account value falling to zero. Similarly, whether we pay you under a supplemental contract or under your Retirement Cornerstone((SM) -- Series ADV contract, the calculation of the payments is not impacted.


For single owner contracts, the payout can be either based on a single life (the owner's life) or joint lives. The joint life must be the spouse of the owner, and payments will be based on the age of the younger spouse. For jointly owned contracts, payments can be based on a single life (based on the life of the older spouse) or joint lives (based on the age of the younger spouse). (For non-natural owners, payments are available on the same basis but are based on the annuitant or joint annuitant's life). An owner may choose a single or joint life payout based on whether he or she wants Lifetime GIB payments to continue for the life of the younger spouse.


Your Lifetime GIB payments are calculated by applying a percentage to your GIB benefit base. If your Protection with Investment Performance account value is zero as described above, we will use your GIB benefit base as of the day your Protection with Investment Performance account value was reduced to zero. On the day your Protection with Investment Performance account value is reduced to zero, we calculate your GIB benefit base using the same formula described under "GIB benefit base" earlier in this section. Please note that there is no pro-rata Annual Roll-up amount added to your GIB benefit base on the day your Protection with Investment Performance account value is reduced to zero. Annual Roll-up amounts are only added to your GIB benefit base at the end of the contract year.

Example:

     Assume your Protection with Investment Performance account value goes to zero in the middle of the 10th contract year. At the beginning of the 10th contract year, the GIB benefit base is $100,000. If there were no contributions or transfers to the Protection with Investment Performance account or any excess withdrawals during that contract year, the GIB benefit base on the day your Protection with Investment Performance account value was reduced to zero would be $100,000.

If your Protection with Investment Performance account value is reduced to zero on your contract date anniversary as the result of the deduction of charges under the contract, we will add the Annual Roll-up amount to your GIB benefit base.


The percentage is based on your age (or for Joint life contracts, the age of the younger spouse), as follows:


--------------------------------------------------------------------------------
      AGE          SINGLE LIFE                JOINT LIFE
--------------------------------------------------------------------------------
Up to age 85          4%                        3.25%

  Ages 86-94          5%                        4%

  Age 95              6%                        4.50%
--------------------------------------------------------------------------------



If your Protection with Investment Performance account value is reduced to zero, as described above, and you have no Investment Performance account value, the following applies:


   (i) We will issue a supplementary contract with the same owner and beneficiary.

   (ii) We will set up the payout based on a single life. You will have 30 days from the date we issue the supplementary contract in which to make any changes (regarding payouts based on joint lives or the requency with which payments are made).

   (iii) If you were enrolled in the Maximum Payment Plan, we will continue paying your Annual withdrawal amount uninterrupted for the remainder of the contract year. In the next contract year, you will begin receiving your Lifetime GIB payments. We adjust the amount of the next scheduled payment to equal your Lifetime GIB payment amount. The frequency of your Lifetime GIB payments will be the same. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

    (iv) If you were enrolled in the Customized Payment Plan, we will pay you the balance of your Annual withdrawal amount for that contract year in a lump sum prior to issuing the supplementary contract. Your Lifetime GIB payment will begin in the next contract year. We adjust the amount of the next scheduled payment to equal your Lifetime GIB payment amount. The frequency of your Lifetime GIB payments will be the same. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

    (v) If you were taking other withdrawals, we will pay you the bal ance of your Annual withdrawal amount for that contract year in a lump sum prior to issuing a supplementary contract. You will begin receiving your Lifetime GIB payments at the end of the next contract year. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.


    (vi) If you were not taking withdrawals, and your Protection with Investment Performance account value was reduced to zero on your contract date anniversary as a result of the deduction of charges, we will pay your Annual withdrawal amount for that contract year in a lump sum prior to issuing a supplementary contract. You will begin receiving your Lifetime GIB payments on your next contract date anniversary on an annual basis. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.



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   (vii) Your Guaranteed minimum death benefit will be terminated and no subsequent contributions or transfers will be permitted once your Protection with Investment Performance account value goes to zero.

If your Protection with Investment Performance account value is reduced to zero, as described above, and you have Investment Performance account value, the following applies:


   (i) We will issue you a GIB payout kit. The kit will include a state ment that reflects your Lifetime GIB payments, the frequency of those payments, identifying information about payees, and other applicable forms.

  (ii) We will set up the payout based on a single life. You will have 30 days from the date we send your GIB payout kit in which to make any changes (regarding payouts based on joint lives or the frequency on which payments are made).

 (iii) If you were enrolled in the Maximum Payment Plan, we will continue paying your Annual withdrawal amount uninterrupted for the remainder of the contract year. You will begin receiving your Lifetime GIB payments in the next contract year. We adjust the amount of the scheduled payments to equal your Lifetime GIB payment amount. The frequency of your Lifetime GIB payments will be the same. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

 (iv) If you were enrolled in the Customized Payment Plan, we will pay you the balance of your Annual withdrawal amount for that contract year in a lump sum. You will begin receiving your Lifetime GIB payments in the next contract year. We adjust the amount of the next scheduled payment to equal your Lifetime GIB payment amount. The frequency of your Lifetime GIB payments will be the same. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

 (v) If you were taking other withdrawals, we will pay you the bal ance of your Annual withdrawal amount for that contract year in a lump sum. You will begin receiving your Lifetime GIB payments at the end of the next contract year. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

  (vi) If you were not taking withdrawals, and your Protection with Investment Performance account value is reduced to zero on your contract date anniversary as a result of the deduction of charges, we will pay your Annual withdrawal amount for that contract year in a lump sum. You will begin receiving your Lifetime GIB payments on your next contract date anniversary on an annual basis. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

 (vii) Your Lifetime GIB payment will not reduce your Investment Performance account value.

(viii) Your Guaranteed minimum death benefit will be terminated once your Protection with Investment Performance account value goes to zero.

 (ix) Your Lifetime GIB payments will continue under your Retire ment Cornerstone(SM) -- Series ADV contract until your Investment Performance account value falls to zero or your contract matures, at which time we will issue you a supplementary contract for the remaining Lifetime GIB payments.

If your Protection with Investment Performance account value has not fallen to zero before the contract maturity date or the owner reaches age 95, whichever is sooner, the following applies:


    (i) We will issue a supplementary contract with the same owner and beneficiary;

   (ii)  Your Lifetime GIB payments will be equal to the greater of:



        o your Protection with Investment Performance account value applied to the guaranteed, or, if greater, the current annuitization factors,

                                     -OR-


        o the GIB benefit base applied to the flat percentage discussed above in this section;


For example, assuming the current annuitization factors are greater than the guaranteed annuitization factors, a male contract owner who is age 95 and has a $100,000 GIB benefit base and $50,000 in Protection with Investment Performance account value would receive the greater of the following:

     (i) Current annuitization factors (which are subject to change) applied to his $50,000 Protection with Investment Performance account value, which currently equals a monthly payment of $1,065, or

    (ii) The flat percentage discussed above (in this example, it would be 6%) applied to his $100,000 GIB benefit base, which equals a Lifetime GIB monthly payment of $500.

In this example, the contract owner's monthly payment would be $1,065.


     (i) Any Investment Performance account value will be annuitized under a separate contract based on one of the annuity payout options discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus;

    (ii) Upon issuing your supplementary contract, your Guaranteed minimum death benefit and your death benefit in connection with your Investment Performance account value will be terminated.

If you have the GIB and your Protection with Investment Performance account value falls to zero due to an Excess withdrawal, we will terminate your GIB and you will receive no payment or supplementary life annuity contract, even if your GIB benefit base is greater than zero.

Please see the Hypothetical illustrations in Appendix III for an example of how Lifetime GIB payments are calculated when: (i) a hypothetical Protection with Investment Performance account value falls to zero, and (ii) a contract owner reaches age 95.



                                              Contract features and benefits  47
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DEATH BENEFIT


For the purposes of determining the death benefit under your Retirement Cornerstone(SM) -- Series ADV contract, we treat your Investment Performance account and any Guaranteed minimum death benefit funded by your Protection with Investment Performance account differently.

The death benefit in connection with your Investment Performance account is equal to your Investment Performance account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and any required information and forms necessary to effect payment. The death benefit payable in connection with your Protection with Investment Performance account will be based on the greater of (i) your Protection with Investment Performance account value, and (ii) the benefit base of your Guaranteed minimum death benefit.

The total death benefit under your Retirement Cornerstone(SM) -- Series ADV contract will depend on your values in either one or both sides of the contract. If you selected a Guaranteed minimum death benefit but never funded your Protection with Investment Performance account, your death benefit will be based on your Investment Performance account value only. Likewise, if you funded your Guaranteed minimum death benefit through allocations to the Protection with Investment Performance account and had no Investment Performance account value, your death benefit would be based strictly on the Guaranteed minimum death benefit you selected. Also, it is possible that upon your death, you have value in both your Investment Performance account and a Guaranteed minimum death benefit that has been funded through allocations to the Protection with Investment Performance account. In that case, your beneficiaries would receive the Investment Performance account value, plus the value of your Guaranteed minimum death benefit.



GUARANTEED MINIMUM DEATH BENEFITS


At issue, if you are age 0-75, you may elect one of our optional Guaranteed minimum death benefit options (GMDBs) in connection with your Protection with Investment Performance account:


o Return of Principal death benefit; or

o Highest Anniversary Value death benefit; or

o The "Greater of" death benefit.

The "Greater of" death benefit can only be elected in combination with the GIB. The Return of Principal death benefit and the Highest Anniversary Value death benefit are available with or without the GIB. The Highest Anniversary Value death benefit and "Greater of" death benefit are available at an additional charge. There is no charge for the Return of Principal death benefit. The Return of Principal death benefit will be issued with all eligible contracts if you do not elect either the Highest Anniversary Value or the "Greater of" death benefit at the time you apply for your Retirement Cornerstone(SM) -- Series ADV contract.

When you have a GMDB, you can allocate your contributions to any of the following:


         o   Protection with Investment Performance variable investment options

         o   Investment Performance variable investment options

         o   Guaranteed interest option

         o The account for special money market dollar cost averaging


Only amounts you allocate to the Protection with Investment Performance variable investment options and amounts in a special money market dollar cost averaging program designated for the Protection with Investment Performance variable investment options will fund your GMDB. These amounts will be included in your respective GMDB benefit base and will become part of your Protection with Investment Performance account value.

Your death benefit in connection with your Protection with Investment Performance account is equal to one of the following -- whichever provides a higher amount:

o Your Protection with Investment Performance account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, and any required information and forms necessary to effect payment; or


o Your applicable GMDB benefit base (discussed below) on the date of the owner's (or older joint owner's, if applicable) death, adjusted for subsequent withdrawals.


RETURN OF PRINCIPAL DEATH BENEFIT


Your Return of Principal guaranteed minimum death benefit is equal to your Return of Principal death benefit base. This benefit base is not an account value or cash value. It is equal to:

o Your initial contribution and any subsequent contributions to the Protection with Investment Performance variable investment options, either directly or through a special money market dollar cost averaging program; plus

o Any amounts in the account for special money market dollar cost averaging that are designated for future transfers to the Protection with Investment Performance variable investment options; plus

o Any amounts transferred to the Protection with Investment Performance variable investment options, less

o A deduction that reflects any withdrawals you make from the Protection with Investment Performance variable investment options or from amounts in a special money market dollar cost averaging program designated for the Protection with Investment Performance variable investment options. The amount of this deduction is described under "How withdrawals affect your Guaranteed benefits" later in this section.


Please see Appendix II later in this Prospectus for an example of how the Return of Principal benefit base is calculated.


HIGHEST ANNIVERSARY VALUE DEATH BENEFIT


Your Highest Anniversary Value guaranteed minimum death benefit is equal to your Highest Anniversary Value benefit base. This benefit base



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is not an account value or cash value. The calculation of your Highest
Anniversary Value benefit base will depend on whether you have taken a withdrawal from your Protection with Investment Performance account.

If you have not taken a withdrawal from your Protection with Investment Performance account, your Highest Anniversary Value benefit base is equal to one of the following -- whichever provides a higher amount:

o Your initial contribution and any subsequent contributions to the Protection with Investment Performance variable investment options, either directly or through a special money market dollar cost averaging program; plus

o Any amounts in the account for special money market dollar cost averaging that are designated for future transfers to the Protection with Investment Performance variable investment options; plus

o Any amounts transferred to the Protection with Investment Performance variable investment options.


                                      -OR-


o Your highest Protection with Investment Performance account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any transfers to the Protection with Investment Performance variable investment options and contributions to a special money market dollar cost averaging program designated for the Protection with Investment Performance variable investment options, made since the most recent "reset" of the Highest Anniversary Value benefit base that established your Protection with Investment Performance account value as your new Highest Anniversary Value benefit base).

If you take a withdrawal from your Protection with Investment Performance account, your Highest Anniversary Value benefit base will be reduced on a pro-rata basis. Reduction on a pro-rata basis means that we calculate the percentage of your Protection with Investment Performance account value that is being withdrawn and we reduce your Highest Anniversary Value benefit base by the same percentage.


At any time after a withdrawal, your Highest Anniversary Value benefit base is equal to one of the following -- whichever provides a higher amount:


o Your Highest Anniversary Value benefit base immediately following the most recent withdrawal (plus any transfers to the Protection with Investment Performance variable investment options made since the most recent "reset" of the Highest Anniversary Value benefit base that established your Protection with Investment Performance account value as your new Highest Anniversary Value benefit base).


                                      -OR-


o Your highest Protection with Investment Performance value on any contract date anniversary after the withdrawal up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any transfers to the Protection with Investment Performance variable investment options and contributions to the account for special money market dollar cost averaging designated for the Protection with Investment Performance variable investment options, made since the most recent "reset" of the Highest Anniversary Value benefit base).


Please see Appendix II later in this Prospectus for an example of how the Highest Anniversary Value benefit base is calculated.


"GREATER OF" DEATH BENEFIT

Your "Greater of" guaranteed minimum death benefit has a benefit base. The benefit base is not an account value or cash value. It is equal to the greater of:

o The benefit base computed for the Highest Anniversary Value death benefit (described immediately above); and

o The Roll-up to age 85 death benefit base.

The Roll-up to age 85 benefit base is used only in connection with the "Greater of" death benefit. It is equal to:


o Your initial contribution and any subsequent contributions to the Protection with Investment Performance variable investment options, either directly or through the account for special money market dollar cost averaging; plus

o Any amounts in the account for special money market dollar cost averaging that are designated for future transfers to the Protection with Investment Performance variable investment options; plus

o Any transfers to the Protection with Investment Performance variable investment options; less

o A deduction that reflects any "Excess withdrawal" amounts; plus


o Any "Deferral bonus Roll-up amount" OR "Annual Roll-up amount" minus a deduction that reflects any withdrawals up to the Annual withdrawal amount.


                                      -OR-

The "reset" value on every third contract date anniversary from the contract date up to your 85th birthday. (The Roll-up to age 85 benefit base reset is described below.)

--------------------------------------------------------------------------------
The Deferral bonus Roll-up amount and the Annual Roll-up amounts are amounts credited to the benefit bases of your Guaranteed benefits on each contract date anniversary. These amounts are calculated by taking into account your Roll-up to age 85 benefit base from the preceding contract date anniversary, the applicable Roll-up rate under your contract, contributions and transfers to the Protection with Investment Performance account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. The calculation of both the Deferral bonus Roll-up amount and the Annual Roll-up amount are discussed later in this section.
--------------------------------------------------------------------------------

In order to select the "Greater of" death benefit, you must also have the GIB. Beginning in the second contract year after you fund your Protection with Investment Performance account, if your Lifetime GIB payments under the GIB have not begun, you may withdraw up to your Annual withdrawal amount without reducing your Roll-up to age 85 benefit base. However, these same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to your Roll-up to



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age 85 benefit base at the end of the year. Remember that the Roll-up amount applicable under your contract does not become part of your Roll-up to age 85 benefit base until the end of the contract year.

IT IS IMPORTANT TO NOTE THAT WITHDRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT WILL HAVE A HARMFUL EFFECT ON YOUR ROLL-UP TO AGE 85 BENEFIT BASE AND YOUR "GREATER OF" DEATH BENEFIT. AN EXCESS WITHDRAWAL REDUCES YOUR ROLL-UP TO AGE 85 BENEFIT BASE ON A PRO-RATA BASIS. A WITHDRAWAL FROM YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IN THE FIRST CONTRACT YEAR IN WHICH THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IS FUNDED IS TREATED JUST LIKE AN EXCESS WITHDRAWAL. A WITHDRAWAL THAT CAUSES YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE TO GO TO ZERO WILL TERMINATE YOUR "GREATER OF" DEATH BENEFIT.

A withdrawal from your Protection with Investment Performance account in the first contract year in which the Protection with Investment Performance account is funded will reduce your Roll-up to age 85 benefit base on a pro-rata basis. The reduction of your Roll-up to age 85 benefit base on a pro-rata basis means that we calculate the percentage of your current Protection with Investment Performance account value that is being withdrawn and we reduce your current Roll-up to age 85 benefit base by the same percentage. A pro-rata withdrawal will have a significant adverse effect on your Roll-up to age 85 benefit base in cases where the Protection with Investment Performance account value is less than the Roll-up to age 85 benefit base. For an example of how pro-rata reduction works, see "How withdrawals affect your Guaranteed benefits" later in this section.

For more information, see "Annual Roll-up amount and Annual Roll-up to age 85 benefit base adjustment" later in this Prospectus.

                    --------------------------------------

ANNUAL ROLL-UP RATE

The Annual Roll-up rate is used to calculate amounts credited to your Roll-up to age 85 benefit base for the contract year in which the first withdrawal is made from your Protection with Investment Performance account and all subsequent years. THE ANNUAL ROLL-UP RATE USED FOR THE ROLL-UP TO AGE 85 COMPONENT OF THE "GREATER OF" DEATH BENEFIT IS ALWAYS THE SAME AS THE ANNUAL ROLL-UP RATE UNDER YOUR GIB. This rate is calculated using the Ten-Year Treasuries Rate Formula. See "Annual Roll-up Rate" under "Guaranteed income benefit" in Contract features and benefits for more information regarding this formula.

A different Roll-up rate is used to calculate amounts credited to your Roll-up to age 85 benefit base in the contract years prior to the first withdrawal from your Protection with Investment Performance account -- the Deferral bonus Roll-up rate, described below.


DEFERRAL BONUS ROLL-UP RATE

The Deferral bonus Roll-up rate is used to calculate amounts credited to your Roll-up to age 85 benefit base until a withdrawal is made from your Protection with Investment Performance account.

Beginning in the first contract year in which you fund your Protection with Investment Performance account, the Roll-up amount credited to your Roll-up to age 85 benefit base at the end of the contract year (the "Deferral bonus Roll-up amount") will be calculated using the Deferral bonus Roll-up rate. Once you take a withdrawal from your Protection with Investment Performance account, the Deferral bonus Roll-up rate will not be applied at the end of the contract year in which the withdrawal was taken and will terminate for the life of the contract. THE DEFERRAL BONUS ROLL-UP RATE USED FOR THE ROLL-UP TO AGE 85 COMPONENT OF THE "GREATER OF" DEATH BENEFIT IS ALWAYS THE SAME AS THE DEFERRAL BONUS ROLL-UP RATE UNDER YOUR GIB. This rate is calculated using the Deferral bonus Ten-Year Treasuries Rate Formula. See "Deferral bonus Roll-up Rate" under "Guaranteed income benefit" in "Contract features and benefits" for more information regarding this formula.

The Deferral bonus Roll-up rate is designed as an incentive to defer taking your first withdrawal from your Protection with Investment Performance account until later contract years while potentially building greater Guaranteed benefit bases.

NEW BUSINESS RATES. The new business Roll-up rates we set for the Roll-up to age 85 benefit base are the same as the new business rates we set for the GIB. See "New business rates" under Guaranteed income benefit in "Contract features and benefits" for more information.

75 DAY RATE LOCK-IN. When you select the "Greater of" death benefit with the GIB, the 75 day rate lock in applies to both the Annual Roll-up rate and Deferral bonus Roll-up under both Guaranteed benefits. For more information, including an example of how the 75 day rate lock-in works, see "Guaranteed income benefit" in "Contract features and benefits."

RENEWAL RATES. The renewal Roll-up rates we set for the Roll-up to age 85 benefit base are the same as the renewal rates we set for the GIB. For more information, see "Renewal rates" under "Guaranteed income benefit" in Contract features and benefits.

NOTIFICATION OF RENEWAL RATES. If you have the "Greater of" death benefit at issue, your contract will indicate the Annual Roll-up rate and Deferral bonus Roll-up rate for your first contract year. These rates may not be the same rates that were illustrated prior to your purchase of the contract. If you choose to fund your "Greater of" death benefit (and your GIB) after issue, you can contact a Customer Service Representative to find out the current Annual Roll-up rate and if applicable, Deferral bonus Roll-up rate for your contract. In addition, your annual statement of contract values will show your current Renewal rates as well as the previous year's Annual Roll-up rate and Deferral bonus Roll-up rate for your contract. The information can also be found online, through your Online Access Account.

ANNUAL ROLL-UP AMOUNT AND ANNUAL ROLL-UP TO AGE 85 BENEFIT BASE ADJUSTMENT

The Annual Roll-up amount is an amount credited to your Roll-up to age 85 benefit base on each contract date anniversary. This amount is calculated by taking into account your Roll-up to age 85 benefit base from the preceding contract date anniversary, the Annual Roll-up rate under your contract, contributions and transfers to the Protection with Investment Performance account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. The Annual Roll-up amount adjustment to your Roll-up to age 85 benefit base is the primary way to increase the value of the Roll-up to age 85 component of your "Greater of" death benefit base.



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Your Annual Roll-up amount is calculated as follows:

o Your Roll-up to age 85 benefit base on the preceding contract date anniversary, multiplied by:

o The Annual Roll-up rate that was in effect on the first day of the contract year; plus

o A pro-rated Roll-up amount for any transfer or contribution to the Protection with Investment Performance variable investment options, either directly or through the special money market dollar cost averaging program, during the contract year pro-rated based on the number of days in the contract year after the transfer or contribution; plus

o A pro-rated Roll-up amount for any contribution amounts in the account for special money market dollar cost averaging that are designated for future transfers to the Protection with Investment Performance variable investment options, during the contract year pro-rated based on the number of days in the contract year after the transfer or contribution; less

o Any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount.

Withdrawals in excess of the Annual withdrawal amount may have a harmful effect on your Roll-up to age 85 benefit base and "Greater of" death benefit. A withdrawal in excess of your Annual withdrawal amount will always reduce your Roll-up to age 85 benefit base on a pro-rata basis. When the annuitant reaches age 85, withdrawals will reduce your Roll-up to age 85 benefit base on a dollar-for-dollar basis up to your Annual withdrawal amount. For more information, see "How withdrawals affect your Guaranteed benefits" later in this section.


DEFERRAL BONUS ROLL-UP AMOUNT AND ANNUAL ROLL-UP TO AGE 85 BENEFIT BASE
ADJUSTMENT

The Deferral bonus Roll-up amount is an amount credited to your Roll-up to age 85 benefit base on each contract date anniversary provided you have not taken a withdrawal from your Protection with Investment Performance account. This amount is calculated by taking into account your Roll-up to age 85 benefit base from the preceding contract date anniversary, the applicable Deferral bonus Roll-up rate under your contract, and contributions and transfers to the Protection with Investment Performance account during the contract year. The Deferral bonus Roll-up amount adjustment to your Roll-up to age 85 benefit base is the primary way to increase the value of the Roll-up to age 85 component of your "Greater of" death benefit base.

Your Deferral bonus Roll-up amount is calculated as follows:

o your Roll-up to age 85 benefit base on the preceding contract date anniversary, multiplied by:

o the Deferral bonus Roll-up rate that was in effect on the first day of the contract year; plus

o a pro-rated Deferral bonus Roll-up amount for any transfer or contribution to the Protection with Investment Performance variable investment options, either directly or through the special money market dollar cost averaging program, during the contract year pro-rated based on the number of days in the contract year after the transfer or contribution; plus

o a pro-rated Deferral bonus Roll-up amount for any contribution amounts in the ccount for special money market dollar cost averaging that are designatedfor future transfers to the Protection with Investment Performance variable investment options, during the contract year pro-rated based on the number of days in the contract year after the transfer or contribution.

                    --------------------------------------

IF YOU HAVE THE GIB AND THE "GREATER OF" DEATH BENEFIT, YOUR GIB BENEFIT BASE AND ROLL-UP TO AGE 85 BENEFIT BASE ARE CALCULATED THE SAME WAY. IN OTHER WORDS, BOTH YOUR GIB BENEFIT BASE AND ROLL-UP TO AGE 85 BENEFIT BASE ARE EQUAL UNTIL AGE 85. ON THE CONTRACT DATE ANNIVERSARY FOLLOWING THE OWNER'S (OR OLDER JOINT OWNER, IF APPLICABLE) 85TH BIRTHDAY, YOUR ROLL-UP TO AGE 85 BENEFIT BASE WILL
(i) NO LONGER ROLL UP; (ii) NO LONGER BE ELIGIBLE FOR RESETS; AND (iii) BE REDUCED DOLLAR-FOR DOLLAR BY WITHDRAWALS UP TO YOUR ANNUAL WITHDRAWAL AMOUNT.

IT IS IMPORTANT TO NOTE THAT WITHDRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT WILL HAVE A HARMFUL EFFECT ON YOUR ROLL-UP TO AGE 85 BENEFIT BASE AND YOUR "GREATER OF" DEATH BENEFIT. AN EXCESS WITHDRAWAL REDUCES YOUR ROLL-UP TO AGE 85 BENEFIT BASE ON A PRO-RATA BASIS. A WITHDRAWAL FROM YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IN THE FIRST CONTRACT YEAR IN WHICH THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IS FUNDED IS TREATED JUST LIKE AN EXCESS WITHDRAWAL. A WITHDRAWAL THAT CAUSES YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE TO GO TO ZERO WILL TERMINATE YOUR "GREATER OF" DEATH BENEFIT.


ROLL-UP TO AGE 85 BENEFIT BASE RESET

This section describes how the Roll-up to age 85 benefit base reset works in connection with the calculation of your "Greater of" death benefit.

Your Roll-up to age 85 benefit base will automatically "reset" to equal the Protection with Investment Performance account value, if higher, every three contract years from your contract date, up to the contract date anniversary following your 85th birthday. If you choose to fund your Protection with Investment Performance account after issue, the eligibility for resets every three years is still based on the contract date and not the date that you first funded the Protection with Investment Performance account.

If a reset is not applicable on any eligible contract date anniversary, the Roll-up to age 85 benefit base will not be eligible to be reset again until the next eligible contract date anniversary. For example, even if the Roll-up to age 85 benefit base did not reset on the third contract date anniversary, it will not be eligible again for a reset until the sixth contract date anniversary. For jointly-owned contracts, eligibility to reset the Roll-up to age 85 benefit base is based on the age of the



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older owner. For non-naturally owned contracts, eligibility is based on the age of the annuitant or older joint annuitant.

--------------------------------------------------------------------------------
Whether you fund your "Greater of" death benefit at contract issue or some later date, the contract date anniversaries on which your Roll-up to age 85 benefit base is eligible for a reset are the same.
--------------------------------------------------------------------------------

WE RESERVE THE RIGHT TO INCREASE THE FEE FOR THE "GREATER OF" DEATH BENEFIT IF THE ROLL-UP TO AGE 85 BENEFIT BASE RESETS. Please see the "Fee table" earlier in this Prospectus and "Charges and expenses" later in this Prospectus for more information about the charge. Your Roll-up to age 85 benefit base will reset automatically unless you opt out. We will notify you at least 45 days prior to your contract date anniversary if your Roll-up to age 85 benefit base is eligible for a reset and if a fee increase for the "Greater of" death benefit has been declared. If you do not want your fee to increase, you must notify us in writing at least 30 days prior to the contract date anniversary on which your Roll-up to age 85 benefit base could reset that you want to opt out of the reset. You can send us a written request to opt back in to automatic resets at a later date. The current fee for the "Greater of" death benefit will apply upon the next reset. Your Roll-up to age 85 benefit base would be eligible for resets based on the same schedule: every three contract years from the contract date.

If we do not increase the charge for the "Greater of" death benefit when the Roll-up to age 85 benefit base resets, the total dollar amount charged on future contract date anniversaries may still increase as a result of the reset since the charges may be applied to a higher "Greater of" death benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus for more information.

--------------------------------------------------------------------------------
If you have both the GIB and the "Greater of" death benefit, the GIB benefit base and the Roll-up to age 85 death benefit base are equal until age 85. Beginning on the contract date anniversary following age 85, your Roll-up to age 85 benefit base that is part of your "Greater of" Guaranteed minimum death benefit, will (i) no longer roll up; (ii) no longer be eligible for resets; and be reduced dollar-for dollar by withdrawals up to your Annual withdrawal amount.
--------------------------------------------------------------------------------


For contracts with non-natural owners, the Roll-up to age 85 benefit base will be based on the annuitant's (or older joint annuitant's) age.

Please see Appendix II later in this Prospectus for an example of how the Roll-up to age 85 benefit base that is part of the "Greater of" guaranteed minimum death benefit is calculated.

                    --------------------------------------

If you change ownership of the contract, generally the Guaranteed minimum death benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.


The Guaranteed minimum death benefits are subject to state availability and your age at contract issue. For a state-by-state description of all material variations of this contract, see Appendix IV later in this Prospectus.


For contracts with non-natural owners, the available death benefits are based on the annuitant's age.


Please see both "Effect of your account values falling to zero" in "Determining your contract's value" and "How withdrawals affect your Guaranteed benefits" later in this section and the section entitled "Charges and expenses" later in this Prospectus for more information on these Guaranteed benefits.


See Appendix II later in this Prospectus for examples of how the benefit bases for the Guaranteed minimum death benefits work.


HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS


In general, withdrawals from your Protection with Investment Performance account will reduce your Guaranteed benefit bases on a pro-rata basis. Reduction on a pro-rata basis means that we calculate the percentage of your current Protection with Investment Performance account value that is being withdrawn and we reduce your current Guaranteed benefit bases by the same percentage.

For example, if your Protection with Investment Performance account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your Protection with Investment Performance account value. If your Guaranteed benefit base was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new Guaranteed benefit base after the withdrawal would be $24,000 ($40,000 - $16,000). If your Protection with Investment Performance account value is greater than your Guaranteed benefit base, the amount of the Guaranteed benefit base reduction will be less than the withdrawal.

A pro-rata deduction means that if you take a withdrawal that reduces your Guaranteed benefit bases on a pro-rata basis and your Protection with Investment Performance account value is less than your Guaranteed benefit base, the amount of the Guaranteed benefit base reduction will exceed the amount of the withdrawal.

Withdrawals from your Protection with Investment Performance account always reduce your Highest Anniversary Value benefit base and Return of Principal benefit base on a pro-rata basis, as described above.


Withdrawals affect your GIB benefit base and Roll-up to age 85 benefit base, as follows:


o A withdrawal from your Protection with Investment Performance account in the first contract year will reduce your GIB benefit base and Roll-up to age
    85 benefit base on a pro-rata basis.


o Beginning in the second contract year, if your Lifetime GIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your GIB benefit base.

o Beginning in the second contract year and until the contract date anniversary after age 85, if your Lifetime GIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your Roll-up to age 85 benefit base.

o Beginning on the contract date anniversary after age 85, withdrawals will reduce your Roll-up to age 85 benefit base on a dollar-for-dollar basis up to your Annual withdrawal amount.

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o   A withdrawal in excess of your Annual withdrawal amount ("Excess withdrawal") will always reduce your GIB benefit base and Roll-up to age 85 benefit base on a pro-rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your Protection with Investment Performance account to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals from your Protection with Investment Performance account in that contract year will reduce the GIB benefit base and Roll-up to age 85 benefit base on a pro-rata basis.


Please see Appendix VI later in this Prospectus for examples of how withdrawals affect your Guaranteed benefit bases.


DROPPING OR CHANGING YOUR GUARANTEED BENEFITS


You can drop or change your Guaranteed benefits, subject to our rules. Your ability to do so depends on whether you have funded your Protection with Investment Performance account. If you have not funded your Protection with Investment Performance account, we call this a "pre-funding" drop or change. If you have funded your Protection with Investment Performance account, we call this a "post-funding" drop. Also, in order to make a change to your Guaranteed minimum death benefit, you must meet the eligibility requirements for the new benefit. If you drop a Guaranteed benefit, you will not be permitted to add it back to your contract.



PRE-FUNDING DROP OR CHANGE


Prior to funding your Protection with Investment Performance account, you can drop your GIB or Guaranteed minimum death benefit, or change your Guaranteed minimum death benefit. For contracts with the GIB, the Guaranteed minimum death benefit cannot be changed without first dropping the GIB. In Appendix I, we provide a chart that lists the possible Guaranteed benefit combinations under the Retirement Cornerstone(SM) -- Series ADV contract and our rules for dropping and changing benefits prior to funding your Protection with Investment Performance account.



POST-FUNDING DROP


If you funded your Protection with Investment Performance account at issue and your contract has been in force for four contract years, you have the option to drop both your GIB and Guaranteed minimum death benefit or in some cases, drop your GIB and retain your Guaranteed minimum death benefit. If you funded your Protection with Investment Performance account after issue, you cannot drop or change your Guaranteed benefit(s) until the later of: (i) the contract date anniversary following the funding of your Protection with Investment Performance account, and (ii) four years from contract issue.

If you decide to drop all Guaranteed benefits post-funding, we require that you complete the administrative form we provide for this purpose. You must either take a full withdrawal of your Protection with Investment Performance account or make a one-time transfer to the Investment Performance variable investment options and guaranteed interest option. The Guaranteed benefits and any applicable charges will be terminated as of the business day we receive the properly completed administrative form at our processing office. Please note that when a Guaranteed benefit (other than the Return of Principal death benefit) is dropped on any date other than a contract date anniversary, we will deduct a pro-rata portion of the charge for that year.

For contracts with the GIB, the Guaranteed minimum death benefit cannot be dropped without first dropping the GIB. In Appendix I, we provide a chart that lists the possible Guaranteed benefit combinations under the Retirement Cornerstone(SM) -- Series ADV contract and our rules for dropping and changing benefits if you have already funded your Protection with Investment Performance account.



INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS INTENDED TO PROVIDE OPTIONS TO BENEFICIARIES IN COMPLYING WITH FEDERAL INCOME TAX RULES. THERE ARE A NUMBER OF LIMITATIONS ON WHO CAN PURCHASE THE CONTRACT, HOW THE CONTRACT IS PURCHASED, AND THE FEATURES THAT ARE AVAILABLE UNDER THE CONTRACT. A PROSPECTIVE PURCHASER SHOULD SEEK TAX ADVICE BEFORE MAKING A DECISION TO PURCHASE THE CONTRACT. We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity was not issued by AXA Equitable. The beneficiary may want to change the investments of the "original IRA" inherited from the now-deceased IRA owner, but must take post-death required minimum distribution ("RMD") payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option ("BCO") restricted to eligible beneficiaries of contracts issued by AXA Equitable. See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the existing arrangement before making any purchase decision. Finally, the contract may not be available in all states. Please speak with your financial professional for further information.


WHO CAN PURCHASE AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

o   beneficiaries of IRAs who are individuals ("IRA beneficiaries"); and

o eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Non-spousal Applicable Plan beneficiaries"). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules, which may not be offered under the Applicable Plan.



                                              Contract features and benefits  53
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Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.



HOW AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS PURCHASED


IRA BENEFICIARY. A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original Roth IRA. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

Non-spousal Applicable Plan beneficiary. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."



LIMITATIONS ON CERTAIN FEATURES UNDER THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Since the contract is set up to make post-death RMD payments at least once a year, the contract is not suitable for beneficiaries who do not want to take payments from this contract every year. Beneficiaries who do not want to take scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract's focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

When the Inherited IRA beneficiary continuation contract is owned by an IRA beneficiary:

o The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

o The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "How you can purchase and contribute to your contract" earlier in this section.

o Any subsequent contribution must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

o The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis. If you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return.

When the Inherited IRA beneficiary continuation contract is owned by a Non-spousal Applicable Plan beneficiary:

o The initial contribution must be a direct rollover from the deceased plan participant's Applicable Plan and is subject to minimum contribution amounts. See "How you can purchase and contribute to your contract" earlier in this section.

o   There are no subsequent contributions.

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

Features of the Inherited IRA beneficiary continuation contract which apply to either type of owner:

o The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

o An Inherited IRA beneficiary continuation contract is not available for owners over age 70.


o   You may make transfers among the investment options, as permitted.


54  Contract features and benefits
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o   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300.


o If you have the Return of Principal death benefit or the Highest Anniversary Value death benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit(s).

o The GIB, Spousal continuation, automatic investment program, automatic payment plans and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

o Upon your death, your beneficiary has the option to continue taking RMDs based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, withdrawal charges (if applicable) will no longer apply. If you have a Guaranteed minimum death benefit, it will no longer be in effect and any applicable charge for such benefit will stop.


o When you die, we will pay your beneficiary the Investment Performance account value and the greater of the Protection with Investment Performance account value or the applicable death benefit.



YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. To exercise this cancellation right, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period may be longer. Other state variations may apply. For a state-by-state description of all material variations of this contract, including specific information on your "free look" period, see Appendix IV later in this Prospectus.


Generally, your refund will equal your Total account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), and (ii) any guaranteed interest in the guaranteed interest option, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i) or (ii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o   you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value" in "Accessing your money," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus.


                                              Contract features and benefits  55
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2. Determining your contract's value


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YOUR ACCOUNT VALUE AND CASH VALUE


Your "Total account value" is the total of: (i) the Protection with Investment Performance account value, and (ii) the Investment Performance account value. Your "Protection with Investment Performance account value" is the total value you have in: (i) the Protection with Investment Performance variable investment options, and (ii) amounts in the account for special money market dollar cost averaging designated for the Protection with Investment Performance variable investment options. Your "Investment Performance account value" is the total value you have in: (i) the Investment Performance variable investment options,
(ii) the guaranteed interest option, and (iii) amounts in the account for special money market dollar cost averaging program designated for the Investment Performance variable investment options and the guaranteed interest option. See "What are your investment options under the contract?" in "Contract features and benefits" for a detailed list of the Protection with Investment Performance variable investment options and Investment Performance variable investment options.

Your contract also has a "cash value." Your contract's cash value is equal to the Total account value, less the total amount or a pro-rata portion of the annual administrative charge, as well as any optional benefit charges. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.



YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)    operations expenses;

(ii)   administration expenses; and

(iii)  distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)     increased to reflect subsequent contributions;

(ii)    decreased to reflect withdrawals; or

(iii) increased to reflect transfers into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct any Guaranteed benefit charge, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated can be found in the SAI.


YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus transfers and withdrawals out of the option, and charges we deduct.


EFFECT OF YOUR ACCOUNT VALUES FALLING TO ZERO

In general, your contract will terminate without value if your Total account value falls to zero as the result of withdrawals, or the payment of any applicable charges when due, or a combination of two, as described below:


o If you have Investment Performance account value only and it falls to zero as the result of withdrawals or the payment of any applicable charges, your contract will terminate.

o Your Guaranteed minimum death benefit will terminate without value if your Protection with Investment Performance account value falls to zero as the result of withdrawals or the payment of any applicable charges. This will happen whether or not you also have the GIB or receive Lifetime GIB payments. Unless you have amounts allocated to your Investment Performance account, your contract will also terminate.

o If you have the GIB and your Protection with Investment Performance account value falls to zero as the result of the payment of any applicable charges or a withdrawal that is not an Excess withdrawal, you will receive Lifetime GIB payments in accordance with the terms of the GIB. Unless you have amounts allocated to your Investment Performance account, your contract will also terminate.

o If your Protection with Investment Performance account value falls to zero due to an Excess withdrawal, your GIB will terminate and you will not receive Lifetime GIB payments. Unless you have amounts allocated to your Investment Performance account, your contract will also terminate.


Certain withdrawals, even one that does not cause your Total account value to fall to zero, will be treated as a request to surrender your contract and terminate your Guaranteed minimum death benefit. See "Withdrawals treated as surrenders" in "Accessing your money."


As discussed earlier in this Prospectus, we reserve the right to discontinue or limit your ability to make subsequent contributions to the contract or subsequent transfers or contributions to the Protection with Investment Performance variable investment options, either directly or through the special money market dollar cost averaging program. If we exercise this right, and your account values are at risk



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of falling to zero, you will not have the ability to fund the contract and any
Guaranteed benefits in order to avoid contract and/or Guaranteed benefit termination.


Withdrawals and/or deductions of charges during or following a period of poor market performance in which your account values decrease, increases the possibility that such a withdrawal or deduction could cause your account values to fall to zero.

For a state-by-state description of all material variations of this contract, including information on the termination of your contract in your state, see Appendix IV later in this Prospectus.



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3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your Total account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special money market dollar cost averaging.


o Amounts allocated to the Investment Performance variable investment options or guaranteed interest option can be transferred among the Investment Performance variable investment options. Also, amounts allocated to the Investment Performance variable investment options or the guaranteed interest option can be transferred to the Protection with Investment Performance variable investment options until the contract date anniversary following owner age 75, or if later, the first contract date anniversary. Transfers into your Protection with Investment Performance account will be allocated in accordance with your allocation instructions on file. See the limitations on amounts that may be transferred out of the guaranteed interest option below.

o Amounts invested in the Protection with Investment Performance variable investment options can only be transferred among the Protection with Investment Performance variable investment options. Transfers out of the Protection with Investment Performance variable investment options into the Investment Performance variable investment options or guaranteed interest option are not permitted. However, if the owner elects to drop all Guaranteed benefits, the entire Protection with Investment Performance account value must be withdrawn from the contract or transferred into the Investment Performance variable investment options or guaranteed interest option. See "Dropping or changing your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus. See the limitations on amounts that may be transferred into the guaranteed interest option below. ONCE A WITHDRAWAL IS TAKEN FROM YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT, YOU CANNOT MAKE ADDITIONAL CONTRIBUTIONS TO YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT. YOU CAN, HOWEVER, CONTINUE TO MAKE TRANSFERS FROM YOUR INVESTMENT PERFORMANCE ACCOUNT TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS UNTIL SUCH TIME YOU MAKE A SUBSEQUENT CONTRIBUTION TO YOUR INVESTMENT PERFORMANCE ACCOUNT. A subsequent contribution received by us in the first 90 calendar days after your contract is issued will not be counted towards shutting down transfers to your Protection with Investment Performance account. See "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.

o For amounts allocated to the Protection with Investment Performance variable investment options, you may make a transfer from one Protection with Investment Performance variable investment option to another Protection with Investment Performance variable investment option as follows:

   -- You may make a transfer within the same category provided the resulting allocation to the receiving Protection with Investment Performance variable investment option does not exceed the investment option maximum in place at the time of the transfer.

   -- You can make a transfer from a Protection with Investment Performance variable investment option in one category to a Protection with Investment Performance variable investment option in another category as long as any applicable minimum rule(s) for the transferring category, the minimum and maximum rule(s) for all categories and the maximum rule for the receiving Protection with Investment Performance variable investment option are met. For detailed information regarding these rules, see "Category and investment option limits" under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus.

   -- You may also request a transfer that would reallocate your account value in the Protection with Investment Performance variable investment options based on percentages, provided those percentages are consistent with the category and Protection with Investment Performance variable investment option limits in place at the time of the transfer.

   -- In calculating the limits for any transfers among the Protection with Investment Performance variable investment options, we use the Protection with Investment Performance account value percentages as of the date prior to the transfer.


   -- Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection Rules at the time of the request. In connection with any transfer, you should consider providing new allocation instructions, which would be used in connection with future rebalancing. A transfer must comply with the Custom Selection Rules described under "Allocating your contributions" earlier in the Prospectus.


o A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the Total account value being allocated to the guaranteed interest option, based on the Total account value as of the previous business day. This restriction is waived for amounts transferred from the special money market dollar cost averaging program into the guaranteed interest option.


o We reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers.

o We may charge a transfer charge for any transfers in excess of 12 transfers in a contract year. For more information, see "Transfer


58  Transferring your money among investment options

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   charge" under "Charges that AXA Equitable deducts" in "Charges and expenses"
   later in this Prospectus.

o For transfer restrictions regarding disruptive transfer activity, see "Disruptive transfer activity" below.

o The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

   (a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

   (b) the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

   (c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you by way of a supplement to this Prospectus. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

   (1) the contract number;

   (2) the dollar amounts or percentages of your current applicable account value to be transferred; and

   (3) the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY


You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying Portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying Portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate Portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying Portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying Portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying Portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and



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procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the trusts for more information.


When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



REBALANCING AMONG YOUR INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS AND GUARANTEED INTEREST OPTION

We offer two rebalancing programs that you can use to automatically reallocate your Investment Performance account value among your Investment Performance variable investment options and the guaranteed interest option. Option I allows you to rebalance your Investment Performance account value among the Investment Performance variable investment options. Option II allows you to rebalance your Investment Performance account value among the Investment Performance variable investment options and the guaranteed interest option.


To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

   (a) the percentage you want invested in each investment option (whole percentages only), and

   (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)


Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract date. If you elect quarterly rebalancing, the rebalancing in the last quarter of the contract year will occur on the contract date anniversary.


Once it is available, you may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our processing office. Termination requests can be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------


While your rebalancing program is in effect, we will transfer amounts among the applicable investment options so that the percentage of your Investment Performance account value that you specify is invested in each option at the end of each rebalancing date.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the Investment Performance variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.


You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in special money market dollar cost averaging or general dollar cost averaging.


Our optional rebalancing programs are not available for amounts allocated to the Protection with Investment Performance variable investment options. For information about rebalancing among the Protection with Investment Performance variable investment options, see "Automatic quarterly rebalancing" under "Allocating your contributions" in "Contract features and benefits."



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SYSTEMATIC TRANSFER PROGRAM


Under the systematic transfer program, you may elect to have amounts in the Investment Performance variable investment options and the guaranteed interest option automatically transferred to your Protection with Investment Performance variable investment options. This can be done on a quarterly, semi-annual or annual basis. These amounts will be withdrawn on a pro-rata basis and allocated based on your allocation instructions on file. You can instruct us to either designate a: (i) dollar amount, or (ii) percentage of the Investment Performance variable investment options and the guaranteed interest option you want transferred. Also, you can specify: (i) a number of years you want the program to continue, or (ii) instruct us to continue to make transfers until all available amounts in your Investment Performance variable investment options and guaranteed interest option have been transferred out.

If you are participating in one of our Rebalancing programs while this program is in effect and the rebalancing and systematic transfer are scheduled for the same Business day, the systematic transfer will be processed first. The Investment Performance account will be rebalanced immediately after.

If you have taken a withdrawal from your Protection with Investment Performance account, the systematic transfer program will automatically terminate after you make a subsequent contribution to your Investment Performance account.

If we discontinue contributions and transfers to all Protection with Investment Performance variable investment options, we will terminate your systematic transfer program. See "How you can purchase and contribute to your contract" in "Contract features and benefits" earlier in this Prospectus.



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4. Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your Total account value before payments begin. The table below shows the methods available under each type of contract.

Your account value could become insufficient due to withdrawals and/or poor market performance. For information on how withdrawals affect your Guaranteed benefits and potentially cause your contract to terminate, please see "Effect of your account values falling to zero" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.


If you take a withdrawal from the Protection with Investment Performance variable investment options, the withdrawal may impact your existing benefits and you will no longer be permitted to make subsequent contributions into the Protection with Investment Performance variable investment options. The first withdrawal from your Protection with Investment Performance account may also affect the applicable Roll-up rate used in calculating certain Guaranteed benefits. See "How you can purchase and contribute to your contract" and "Annual Roll-up rate" and "Deferral bonus Roll-up rate" under "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus for more information.


--------------------------------------------------------------------------------
                                        METHOD OF WITHDRAWAL
                    -----------------------------------------------------------
                                                                      LIFETIME
                                                          PRE-AGE     REQUIRED
                    AUTOMATIC                             59-1/2       MINIMUM
                     PAYMENT                 SYSTE-   SUBSTANTIALLY   DISTRIBU-
 CONTRACT            PLANS(1)      PARTIAL   MATIC(2)     EQUAL(3)      TION
--------------------------------------------------------------------------------
NQ                     Yes         Yes         Yes          No           No
--------------------------------------------------------------------------------
Traditional IRA        Yes         Yes         Yes          Yes          Yes
--------------------------------------------------------------------------------
Roth IRA               Yes         Yes         Yes          Yes          No
--------------------------------------------------------------------------------
Inherited IRA          No          Yes         No           No          Yes(4)
--------------------------------------------------------------------------------

(1) Available for contracts with GIB only.


(2) Available for withdrawals from your Investment Performance variable investment options and guaranteed interest option only.


(3) Not available for contracts with GIB.

(4) The contract (whether traditional IRA or Roth IRA) pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.


AUTOMATIC PAYMENT PLANS
(For contracts with GIB)


You may take automatic withdrawals from your Protection with Investment Performance account under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.


You may elect either the Maximum payment plan or the Customized payment plan beginning after the fifth contract date anniversary. You must wait at least 28 days from enrollment in a plan before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.


If you take a partial withdrawal from your Protection with Investment Performance account while an automatic payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. A partial withdrawal taken during an automatic payment plan could result in an Excess withdrawal. See "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus and "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.



MAXIMUM PAYMENT PLAN

If you have funded the GIB, the Maximum payment plan is available beginning in the sixth or later contract year. Under the Maximum payment plan, you can request us to pay you the Annual withdrawal amount as scheduled payments. The payment amount may increase or decrease annually as the result of a change in the Annual Roll-up rate. Also, the payment amount may increase as the result of a reset of your GIB benefit base.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Annual withdrawal amount.


If you take a partial withdrawal from your Protection with Investment Performance account in the same contract year prior to enrollment in the Maximum payment plan, the partial withdrawal will be factored into the scheduled payments for that contract year, as follows: we will calculate the Annual withdrawal amount and subtract the partial withdrawal amount. The difference will be divided by the number of payments that remain for the rest of the contract year based on your election. This will be the amount paid out for the remaining periods for that contract year.



CUSTOMIZED PAYMENT PLAN

If you have funded the GIB, the Customized payment plan is available beginning in the sixth or later contract year. Currently, any of the following five Customized payment plan options can be elected. For options that are based on a withdrawal percentage, the specified percentage is applied to your GIB benefit base as of the most recent contract date anniversary. See "Annual withdrawal amount" in "Guaranteed income benefit" under "Contract features and benefits" earlier in this Prospectus.

The following payment options can be elected under the Customized payment plan. For options (i)-(iii) and (v), your payment may increase


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or decrease annually as the result of a change in the Annual Roll-up rate.
Also, the payment amount may increase as the result of a reset of your GIB benefit base.

   (i) Guaranteed minimum percentage: You can request us to pay you as scheduled payments a withdrawal amount based on a withdrawal percentage that is fixed at the lowest guaranteed Annual Roll-up rate of 4%.

   (ii) Fixed percentage below the Annual Roll-up rate: You can request us to pay you as scheduled payments a withdrawal amount based on the applicable Annual Roll-up rate minus a fixed percentage for each contract year. If in any contract year the calculation would result in a payment that is less than 4%, your withdrawal percentage for that contract year will be 4%. In other words, the withdrawal percentage can never be less than 4%. Your percentage requests must be in increments of 0.50%.

   (iii) Fixed percentage: You can request us to pay you as scheduled payments a withdrawal amount based on a fixed percentage. The percentage may not exceed the Annual Roll-up rate in any contract year. If in any contract year the fixed percentage is greater than your Annual Roll-up rate for that contract year, we will pay you only the Annual withdrawal amount as scheduled payments for that contract year.

   (iv) Fixed dollar amount: You can request us to pay you as scheduled payments a fixed dollar withdrawal amount each contract year. The fixed dollar amount may not exceed your Annual withdrawal amount in any contract year. If in any contract year the fixed dollar amount is greater than your Annual withdrawal amount, we will pay you as scheduled payments only your Annual withdrawal amount.


   (v) Fixed dollar amount or fixed percentage from both your Protection with Investment Performance account and your Investment Performance account. You can request us to pay you a fixed dollar amount or fixed percentage as scheduled payments that may be greater than your Annual withdrawal amount. The Annual withdrawal amount will be withdrawn from your Protection with Investment Performance account. We will pay you any requested amount that is in excess of your Annual withdrawal amount from your Investment Performance account. If in any contract year there is insufficient value in the Investment Performance account to satisfy your requested fixed dollar or fixed percentage withdrawal, we will pay you the maximum amount that can be withdrawn from your Annual withdrawal amount and your Investment Performance account as scheduled payments for that contract year even though this amount will be less than you requested.


It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. Excess withdrawals may significantly reduce the value of the GIB (and "Greater of" death benefit, if elected). See "How withdrawals affect your Guaranteed benefits" and "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus.

For examples on how the Automatic payment plans work, please see Appendix V. For examples of how withdrawals affect your Guaranteed benefit bases, see Appendix VI later in this Prospectus.


PARTIAL WITHDRAWALS AND SURRENDERS
(All contracts)

You may take partial withdrawals from your contract at any time. Currently, the minimum withdrawal amount is $300. For discussion on how amounts can be withdrawn, see "How withdrawals are taken from your Total account value" below. You can also surrender your contract at any time.

Any request for a partial withdrawal will terminate your participation in either the Maximum payment plan or Customized payment plan.


SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA)


You may take systematic withdrawals of a particular dollar amount or a particular percentage of your Investment Performance variable investment options and guaranteed interest option.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your Investment Performance account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.


We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. If you have also elected a GIB Automatic payment plan, unless you instruct us otherwise, your systematic withdrawal option withdrawals will be on the same date as your automatic payment plan. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

If the systematic withdrawal option is elected with an Automatic payment plan, the payment frequency will be the same as the Automatic payment plan.

You may change the payment frequency, or the amount or the percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.


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SUBSTANTIALLY EQUAL WITHDRAWALS
(Traditional IRA and Roth IRA contracts only)


We offer our "substantially equal withdrawals option" to allow you to receive distributions from your Investment Performance variable investment options and guaranteed interest option without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals.


Once you begin to take substantially equal withdrawals, you should not do any of the following until after the later of age 59-1/2 or five full years after the first withdrawal: (i) stop them; (ii) change the pattern of your withdrawals (for example, by taking an additional partial withdrawal); or (iii) contribute any more to the contract. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.


Making additional contributions to the contract is treated as changing the pattern of withdrawals. It does not matter whether the additional contributions are made by direct transfer or rollover; nor does it matter if they are made to the Investment Performance account or the Protection with Investment Performance account. Because the penalty exception method does not permit additional contributions or payment changes to restore any benefit base under the contract, you and your tax adviser should consider carefully whether you should elect the Substantially equal withdrawals option or any other method of penalty exception withdrawals if you have allocated, or intend to allocate, amounts to the Protection with Investment Performance account value after starting Substantially equal withdrawals.


In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one-time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.


LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Traditional IRA contracts only -- See "Tax information" later in this Prospectus)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute RMDs yourself and request partial withdrawals. Before electing this account-based withdrawal option, you should consider whether annuitization might be better in your situation. If you have funded your Guaranteed benefit(s), amounts withdrawn from the contract to meet RMDs may reduce your benefit base(s) and may limit the utility of the benefit(s). Also, the actuarial present value of additional contract benefits must be added to the Total account value in calculating RMD payments from annuity contracts funding qualified plans and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.

You may elect this service in the calendar year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, RMD payments will be made annually. See "Required minimum distributions" in "Traditional individual retirement annuities (traditional IRAs)" under "Tax information" later in this Prospectus for your specific type of retirement arrangement.

This service does not generate automatic RMD payments during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70-1/2, you must take any RMDs before the rollover or transfer.

--------------------------------------------------------------------------------
For traditional IRA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------


RMDS FOR CONTRACTS WITH GIB. Generally, if you elect our Automatic RMD service, any lifetime RMD payment we make to you, starting in the first contract year, will not be treated as an Excess withdrawal for contracts with GIB or with GIB and the "Greater of" death benefit. Amounts from both your Protection with Investment Performance account and Investment Performance account values are used to determine your lifetime RMD payment each year.

If you elect either the Maximum payment plan or the Customized payment plan (together, "automatic payment plans") and our Automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime RMD amount less all payments made through November 30th and any scheduled December payment. The combined Automatic payment plan and RMD payment will not be treated as an Excess withdrawal if the RMD, together with any withdrawal taken under one of our automatic plans exceeds your Annual withdrawal amount. The additional payment will reduce your GIB benefit base and Roll-up to age 85 benefit base (for contracts with the "Greater of" death benefit) on a dollar-for-dollar basis. Your Highest Anniversary Value benefit base is always reduced on a pro-rata basis.


If you take any partial withdrawals in addition to your RMD and Automatic payment plan payments, your applicable Automatic payment plan will be terminated. Any partial withdrawal taken from your Pro-


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tection with Investment Performance account may cause an Excess withdrawal. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GIB benefit base and Annual withdrawal amount will be reduced.

If you elect our Automatic RMD service and elect to take your Annual withdrawal amount in partial withdrawals without electing one of our available Automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your RMD payment less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Annual withdrawal amount, but not your RMD amount, any portion of that partial withdrawal taken from your Protection with Investment Performance account will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals taken from your Protection with Investment Performance account made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

Your RMD payment will be withdrawn on a pro-rata basis from your Investment Performance variable investment options and guaranteed interest option, excluding amounts in the account for special money market dollar cost averaging. If there is insufficient value or no value in those options, we will withdraw amounts from the account for special money market dollar cost averaging. If there is insufficient value in those options, any additional amount of the RMD payment or the total amount of the RMD payment will be withdrawn from your Protection with Investment Performance variable investment options. For information on how RMD payments are taken from your contract see "How withdrawals are taken from your Total account value" below.

If you do not elect our Automatic RMD service and if your Annual withdrawal amount is insufficient to satisfy the RMD payment, any additional withdrawal taken in the same contract year (even one to satisfy your RMD payment) from your Protection with Investment Performance account will be treated as an Excess withdrawal.



HOW WITHDRAWALS ARE TAKEN FROM YOUR TOTAL ACCOUNT VALUE


Unless you specify otherwise, all withdrawals (other than Automatic payment plan, Systematic withdrawals, Substantially equal withdrawals and lump sum withdrawals of your Annual withdrawal amount) will be taken on a pro-rata basis from your Investment Performance variable investment options and guaranteed interest option, excluding amounts in the account for special money market dollar cost averaging. If there is insufficient value or no value in those options, we will subtract amounts from the account for special money market dollar cost averaging. If there is insufficient value in those options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from your Protection with Investment Performance variable investment options. Any amounts withdrawn from the the account for special money market dollar cost averaging that were designated for the Protection with Investment Performance variable investment options will reduce your Guaranteed benefit base(s).


You may choose to have withdrawals subtracted from your contract based on the following options:


   (1) Take the entire withdrawal on a pro-rata basis from the Protection with Investment Performance variable investment options; or

   (2) Take the entire withdrawal from the Investment Performance account, specifying which Investment Performance variable investment options and/or guaranteed interest option the withdrawal should be taken from; or

   (3) Request a certain portion of the withdrawal to be taken from the Protection with Investment Performance variable investment options and take the remaining part of the withdrawal from the Investment Performance variable investment options. Amounts withdrawn from your Investment Performance account will be taken pro-rata from the Investment Performance account variable investment options and the guaranteed interest option. Similarly, the withdrawal from the Protection with Investment Performance variable investment options will be taken on a pro-rata basis.

You may choose to have your Customized payment plan scheduled payments withdrawn from specific investment options. If you choose specific investment options, and the value in the selected investment option(s) drops below the scheduled payment amount, the scheduled payment amount will be taken on a pro-rata basis from the Protection with Investment Performance variable investment options (for options (i)-(iv)) or all investment options (for option
(v)) on the business day after the withdrawal was scheduled to occur. See "Customized payment plan" earlier in this section for a description of the available Customized payment plan options. All subsequent scheduled payments will be processed on a pro-rata basis on the business day you initially elected.

You may choose to have your systematic withdrawals or your substantially equal withdrawals taken from specific Investment Performance variable investment options and/or the guaranteed interest option. If you choose specific Investment Performance variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro-rata basis from all Protection with Investment Performance variable investment options and the guaranteed interest option on the business day after the withdrawal was scheduled to occur. All subsequent scheduled withdrawals will be processed on a pro-rata basis on the business day you initially elected.


For how withdrawals affect your Guaranteed benefits, see "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus and Appendix VI later in this Prospectus.


WITHDRAWALS TREATED AS SURRENDERS

Certain withdrawals may cause your contract and certain Guaranteed benefits to terminate, as follows:

o Any fee deduction and/or withdrawal that causes your Total account value to fall to zero will terminate the contract and any applicable Guaranteed benefit, other than the GIB (unless the


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   account value falls to zero due to an "Excess withdrawal"). See "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus for a discussion of what happens to your benefit if your Protection with Investment Performance account value falls to zero.


o  If you do not have the GIB or have not yet funded it, the following applies:

   -- a request to withdraw 90% or more of your cash value will terminate your contract and any applicable Guaranteed minimum death benefit;

   -- we reserve the right to terminate the contract and any applicable
      Guaranteed minimum death benefit if no contributions are made during the last three contract years and the cash value is less than $500; and

   -- we reserve the right to terminate your contract and any applicable
      Guaranteed minimum death benefit if any withdrawal would result in a remaining cash values of less than $500.

If your contract is terminated, we will pay you the contract's cash value. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while an annuitant is living) and before you begin to receive annuity payments (Lifetime GIB payments or otherwise). For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.


Upon your request to surrender your contract for its cash value, all benefits under the contract, including the GIB, will terminate as of the date we receive the required information if your cash value in your Protection with Investment Performance account is greater than your Annual withdrawal amount remaining for that year. If your cash value is not greater than your Annual withdrawal amount remaining for that year, then you will receive your cash value and a supplementary life annuity contract under which we will pay you Lifetime GIB payments. For more information, please see "Effect of your account values falling to zero" in "Determining your contract's value" and "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus.


You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the business day the transaction request is received by us in good order. These transactions may include applying proceeds to a payout annuity, payment of a death benefit, payment of any amount you withdraw and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

   (1) the New York Stock Exchange is closed or restricts trading,

   (2) the SEC determines that an emergency exists as a result of sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

   (3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS


Deferred annuity contracts such as the Retirement Cornerstone(SM) -- Series ADV provide for conversion to annuity payout status at or before the contract's "maturity date." This is called "annuitization." Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits terminate; and you receive a supplementary contract for the periodic payments ("payout option"). The supplementary contract does not have an account value or cash value. If you choose a variable payout option, you will receive a separate prospectus related to the contract you select.

We currently offer you several choices of annuity payout options. The options available directly under the contract entitle you to receive fixed annuity payments. Options available under separate contracts and described in separate prospectuses enable you to receive variable annuity payments. For a state-by-state description of all material variations of this contract, including information on your available annuity payout options, see Appendix IV later in this Prospectus.

You may choose to annuitize your contract at any time, which generally is at least 13 months after the contract date. The contract's maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in "Annuity maturity date" later in this section. If you have the GIB or a Guaranteed minimum death benefit, your contract may have both a Protection with Investment Performance account value and a Investment Performance account value. If there is a Protection with Investment Performance account value and you choose to annuitize your contract before the maturity date, the GIB will terminate without value even if your GIB benefit base is greater than zero. The payments that you receive under the payout annuity option you select may be less than you would have received



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under GIB. See "Guaranteed income benefit" in "Contract features and benefits"
earlier in this Prospectus for further information. Any Guaranteed minimum death benefit terminates upon annuitization. Please note that the contract is not treated as annuitized unless all amounts remaining under the contract have been converted to annuity payments; there is no partial annuitization until after December 31, 2010. See "Annuity payments" and "Partial Annuitization" in "Taxation of nonqualified annuities" under "Tax information" later in this Prospectus. You may choose a partial withdrawal of cash value to purchase a life annuity at any time at or before the maturity date, but the guaranteed annuity purchased rates described below will not apply.


In general, your periodic payment amount upon annuitization is determined by your Total account value, the form of the annuity payout option you elect as described below, the timing of your purchase, and the applicable annuity purchase rate to which that value is applied. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

In addition, you may apply your Total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity upon annuitization. If the annuity payment amount is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

We currently offer you several choices of annuity payout options. The options available directly under the contract entitle you to receive fixed annuity payments. Options available under separate contracts and described in separate prospectuses enable you to receive variable annuity payments. Please see Appendix IV later in this Prospectus for variations that may apply in your state.


The payments that you receive upon annuitization of your Protection with Investment Performance account value may be less than your Annual withdrawal amount or your Lifetime GIB payments. If you are considering annuitization, you should ask your financial professional for information about the payment amounts that would be made under the various choices that are available to you. You may also obtain that information by contacting us. Annuitization of your Investment Performance account value after the date your Lifetime GIB payments begin will not affect those payments.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your GIB, your choice of payout options are those that are available under the GIB (see "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus).



--------------------------------------------------------------------------------
Fixed annuity payout options   Life annuity
                               Life annuity with period certain
                               Life annuity with refund certain
                               Period certain annuity
--------------------------------------------------------------------------------


o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.


The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.



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SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin but it may not be earlier than thirteen months from your contract date (in a limited number of jurisdictions this requirement may be more or less than five years). Where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.


The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.


If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay your Total account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made.



ANNUITY MATURITY DATE

Your contract has a maturity date. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law, even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday (or older joint annuitant if your contract has joint annuitants). The maturity date may not be less than thirteen months from your contract date, unless otherwise stated in your contract. We will send a notice with the contract statement one year prior to the maturity date. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option, if you do not provide an election by the time of your contract maturity date.


If you have not funded the GIB, you may either take a lump sum payment or select an annuity payout option on the maturity date. If you do not make an election at maturity, we will apply your Investment Performance account value to a life-period certain fixed annuity with payments based on the greater of guaranteed or then current annuity purchase rates.


If you have funded the GIB, the following applies on the maturity date:


o For amounts allocated to your Investment Performance account, you may select an annuity payout option or take a lump sum payment.

o If you do not make an election for your Protection with Investment Performance account value on your maturity date, we will apply the Protection with Investment Performance account value to either (a) or (b) below, whichever provides a greater payment:


   (a) a fixed life annuity with a period certain with payments based on the greater of the guaranteed or then current annuity purchase rates, or

   (b) a supplementary contract with annual payments equal to your GIB benefit base applied to the applicable GIB payout factor.


If you elect payments on a joint life basis, the joint life must be your spouse and the joint life GIB payout factors will be reduced. See "Lifetime GIB payments" under "Guaranteed income benefit" in "Contract features and benefits." You may also elect to have your Protection with Investment Performance account value paid to you in a lump sum or applied to an annuity payout option we are offering at the time.

If Lifetime GIB payments have already begun, we will issue you one supplementary contract to continue receiving your Lifetime GIB payments. For amounts allocated to your Investment Performance account, you must select an annuity payout option or take a lump sum payment.



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5. Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. Together, they make up the daily "contract fee." These charges are reflected in the unit values of each variable investment option:

o  An operations charge

o  An administration charge

o  A distribution charge

We deduct the following charges as described later in this section. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o On each contract date anniversary -- a charge for each optional benefit you elect: a Guaranteed minimum death benefit (other than the Return of Principal death benefit) and the Guaranteed income benefit.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

o At the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. This does not mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.


SEPARATE ACCOUNT ANNUAL EXPENSES


OPERATIONS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for operations expenses, a portion of which compensates us for mortality and expense risks, described below. In connection with the Protection with Investment Performance variable investment options, a portion of this charge compensates us for our costs in providing the Return of Principal death benefit. The daily charge is equivalent to an annual rate of up to 0.35% of the net assets in each variable investment option.


The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATION CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of up to 0.20% of the net assets in each variable investment option.

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of up to 0.10% of the net assets in each variable investment option.


ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE. We deduct an administrative charge from your Total account value on each contract date anniversary. We deduct the charge if your Total account value on the last business day of the contract year is less than $50,000. If your Total account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your Total account value. The charge is $30 for contract years three and later.


We will deduct this charge from your value in the Investment Performance variable investment options and the guaranteed interest option (see Appendix IV later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro-rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special money market dol-



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lar cost averaging. If those amounts are insufficient, we will deduct all or a portion of the charge from the Protection with Investment Performance variable investment options.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro- rata portion of the charge for that year.


If your Total account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable Guaranteed benefits except as noted under "Effect of your account values falling to zero" in "Determining your contract's value" earlier in this Prospectus.


TRANSFER CHARGE


Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as separate transfers. Any transfer charge will be deducted from the investment options from which the transfer is made. We will not charge for transfers made in connection with one of our dollar cost averaging programs. Also, transfers from a dollar cost averaging program do not count toward your number of transfers in a contract year for the purposes of this charge.



GUARANTEED BENEFIT CHARGES

RETURN OF PRINCIPAL DEATH BENEFIT. There is no additional charge for this death benefit.


HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. If you elect the Highest Anniversary Value death benefit, we deduct a charge annually from your Protection with Investment Performance variable investment options on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Highest Anniversary Value benefit base. If you elect this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

"GREATER OF" DEATH BENEFIT. If you elect this death benefit, we deduct a charge annually from your Protection with Investment Performance variable investment options on each contract date anniversary for which it is in effect. The charge is equal to 0.95% of the "Greater of " death benefit base. If you elect this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

If your Roll-Up to age 85 benefit base resets on the third or later contract date anniversary, we reserve the right to increase the charge for this benefit up to 1.10%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter. You must notify us at least 30 days prior to your contract date anniversary on which a reset could cause a fee increase in order to cancel the reset on your upcoming contract date anniversary. If you elect this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

GUARANTEED INCOME BENEFIT CHARGE. If you have the GIB, we deduct a charge annually from your Protection with Investment Performance variable investment options on each contract date anniversary until such time that your Lifetime GIB payments begin or you elect another annuity payout option, whichever occurs first. The charge is equal to 0.95% of the GIB benefit base in effect on each contract date anniversary. If you have this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.


If your GIB benefit base resets on the third or later contract date anniversary, we reserve the right to increase the charge for this benefit up to 1.25%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter. You must notify us at least 30 days prior to your contract date anniversary on which a reset could cause a fee increase in order to cancel the reset on your upcoming contract date anniversary.

                      ----------------------------------

For the Highest Anniversary Value death benefit, "Greater of" death benefit and GIB, we will deduct each charge from your Protection with Investment Performance variable investment options on a pro-rata basis. If those amounts are insufficient to pay the charge and you have no amounts in the account for special money market dollar cost averaging designated for the Protection with Investment Performance variable investment options, your benefit will terminate without value and you will lose any applicable Guaranteed benefits except as noted under "Effect of your account values falling to zero" in "Determining your contract's value" earlier in this Prospectus. Your contract will also terminate if you do not have any Investment Performance account value.

For the Highest Anniversary Value death benefit, the "Greater of" death benefit and the GIB, if any of the following occur on a date other than a contract date anniversary, we will deduct a pro-rata portion of the charge for that year:


o  A death benefit is paid;

o  you surrender the contract to receive its cash value;


o  you annuitize your Protection with Investment Performance account value;

o you transfer 100% of your Protection with Investment Performance account value to the Investment Performance account (following the dropping of your Guaranteed benefits); or

o you withdraw 100% of your Protection with Investment Performance account value (following the dropping of your Guaranteed benefits).



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CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


FEE-BASED EXPENSES


The fees and expenses of a fee-based program are separate from and in addition to the fees and expenses of the contract. Please consult with your program sponsor for more details about your fee-based program. You should consider maintaining sufficient assets outside of this contract in order to pay advisory or custodial account expenses. Withdrawals from your Retirement Cornerstone(SM) Series ADV contract to pay those expenses will be treated like any other withdrawal. Withdrawals from amounts in your Protection with Investment Performance account may impact your Guaranteed benefits.



CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o  Management fees.

o  12b-1 fees (for certain variable investment options).

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o  Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated Portfolios (collectively, the "underlying Portfolios"). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.



GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the daily contract charge, or change the minimum initial contribution requirements. We also may change the Guaranteed benefits, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.


Our costs for sales, administration and operations generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.


We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


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6. Payment of death benefit


--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.


The death benefit in connection with your Investment Performance account is equal to your Investment Performance account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require.

The death benefit in connection with any amount in your Protection with Investment Performance account is equal to your Protection with Investment Performance account value or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit), as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.



--------------------------------------------------------------------------------
When we use the terms "owner" and "joint owner", we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable.
--------------------------------------------------------------------------------


Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. However, you should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.


EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract has a non-natural owner, the death benefit is payable upon the death of the annuitant.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner as discussed below, under "Spousal continuation" or under "Beneficiary continuation option."

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all Guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.


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NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher. The surviving owner can elect to
(1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years and any GIB and charge will be terminated; or (4) continue the contract under the Beneficiary continuation option.

If the contract continues, any Guaranteed minimum death benefit and associated charge will be discontinued. No subsequent contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues under the "5-year rule", the death benefit is not payable and the Guaranteed minimum death benefit, if applicable, will continue without change. In general, the GIB and charge will be discontinued. No subsequent contributions will be permitted.


SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract), may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

o The applicable Guaranteed minimum death benefit option may continue as follows:

      - If the surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

      - If the surviving spouse is age 75 or younger on the date of your death, and you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit under the contract. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

      - If the surviving spouse is age 76 or over on the date of your death, any applicable Guaranteed minimum death benefit will be frozen (subject to adjustment for subsequent contributions and withdrawals) and the charge will be discontinued.


      - If the "Greater of" death benefit continues, the Roll-up to age 85 benefit base reset, if applicable, will be based on the surviving spouse's age. The next available reset will continue to be based on the contract date.


The GIB may continue, as follows:

o If the surviving spouse is the older spouse, the GIB (with its charge) continues with no change;

o If the surviving spouse is the younger spouse, and Lifetime GIB payments have not begun, the GIB (with its charge) continues, as follows:


   (i) The surviving spouse may contribute and/or transfer amounts to the Protection with Investment Performance variable investment options up until the contract date anniversary following age 75.


   (ii) The GIB benefit base will continue to roll up until the contract maturity date or the surviving spouse's age 95, whichever is earlier.

o If the surviving spouse is the younger spouse, and the Lifetime GIB payments have begun, payment will continue to the younger spouse only if the payments were being made on a joint life basis.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

o The Guaranteed benefits continue to be based on the older spouse's age for the life of the contract.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.


                                                    Payment of death benefit  73

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If you divorce, Spousal continuation does not apply.


BENEFICIARY CONTINUATION OPTION


This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional for further information. For a state-by-state description of all material variations of this contract, including information on the availability of the Beneficiary continuation option in your state, see Appendix IV later in this Prospectus.


Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.


BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The Beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the Protection with Investment Performance account value to equal the applicable death benefit if such death benefit is greater than such account value, adjusted for any subsequent withdrawals.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The "5-year rule" is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.


Under the Beneficiary continuation option for IRA and Roth IRA contracts:


o The contract continues with your name on it for the benefit of your beneficiary.

o  The beneficiary replaces the deceased owner as annuitant.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.


o The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the Investment Performance variable investment options and the guaranteed interest option (subject to our rules) but no subsequent contributions will be permitted.

o The Protection with Investment Performance variable investment options will no longer be available and no value can be allocated to those investment options.


o If any Guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

o The beneficiary may choose at any time to withdraw all or a portion of the Total account value.

o  Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.


Under the Beneficiary continuation option for NQ contracts:


o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.


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o  The beneficiary automatically replaces the existing annuitant.

o The contract continues with your name on it for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.


o The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the Investment Performance variable investment options but no subsequent contributions will be permitted.

o The Protection with Investment Performance variable investment options will no longer be available and no value can be allocated to those investment options.


o If any Guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

o  Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:


o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the Protection with Investment Performance account value to equal the applicable death benefit if such death benefit is greater than such Protection with Investment Performance account value adjusted for any subsequent withdrawals.


If the deceased is the younger non-spousal joint owner:

o  The account value will not be reset to the death benefit amount.

                      ----------------------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include, but are not limited to, the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.


                                                    Payment of death benefit  75

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7.  Tax information


--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Retirement Cornerstone(SM) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and IRS interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to the various Guaranteed benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.


TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the


76  Tax information

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same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.




ANNUITY PAYMENTS


The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial Annuitization" below.

Annuitization under a Retirement Cornerstone(SM) Series contract occurs when your interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).


Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one or more of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining account value or interest in the contract to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.



PARTIAL ANNUITIZATION

Beginning after December 31, 2010, a nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contigent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.



WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your Total account value less your total investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third-party after the contract is issued but before the end of the first contract year, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.


TAXATION OF LIFETIME WITHDRAWALS IF YOU HAVE THE GIB

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Annual withdrawal amounts received before the entire contract is annutized as described above under "Annuity Payments.")


1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.


                                                             Tax information  77

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An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of the owner.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax.
Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies) using an IRS-approved distribution method. We do not anticipate that GIB Annual withdrawal amount payments made before age 59-1/2 will qualify for this exception.


We will report a life-contingent partial annuitization made to an owner under age 59-1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59-1/2.



INVESTOR CONTROL ISSUES


Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying Portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying Portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.


Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.


INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o  Traditional IRAs, typically funded on a pre-tax basis; and

o  Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. We


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also offer Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


You can cancel either type of the Retirement Cornerstone(SM) -- Series ADV IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel with a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.



TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing IRA:

o  "regular" contributions out of earned income or compensation; or

o  tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase the contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, the Retirement Cornerstone(SM) -- Series ADV contract must be purchased through a direct transfer contribution or rollover contribution.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint Federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


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NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 "catch-up" contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designated the year for which you are making the contribution.


ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o  qualified plans;

o  governmental employer 457(b) plans;

o  403(b) plans; and

o  other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN
TRADITIONAL IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an Inherited IRA contract with special rules and restrictions under certain circumstances.


There are two ways to do rollovers:

o  Do it yourself:
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover:
   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  hardship withdrawals; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


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ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o  regular contributions to a traditional IRA made after you reach age 70-1/2;
   or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publication 590 for further details.


RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from "eligible retirement plans" other than traditional IRAs" in "Traditional individual retirement annuities" (traditional IRAs)" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS.
Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required


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minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, Guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that -you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the


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owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.


SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:

o  made on or after your death; or

o  made because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. We will calculate the substantially equal payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

Making additional contributions to the contract is treated as changing the pattern of withdrawals. It does not matter whether the additional contributions are made by direct transfer or rollover; nor does it matter if they are made to the Investment Performance account or the Protection with Investment Performance account. Because the penalty exception method does not permit additional contributions or payment changes to restore any benefit base under the contract, you and your tax adviser should consider carefully whether you should elect the Substantially equal withdrawals option or any other method of penalty exception withdrawals if you have allocated, or intend to allocate,



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amounts to the Protection with Investment Performance account value after starting Substantially equal withdrawals.



ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Retirement Cornerstone(SM) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS. Individuals may make four different types of contributions to a Roth IRA:

o  regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

For Retirement Cornerstone(SM) - Series ADV IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.


REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach age 70-1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


Rollovers and direct transfer contributions to Roth IRAs


WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o  another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");


o a "designated Roth contribution account" under a 401(k) plan, a 403(b) plan or a governmental employer Section 457(b) plan, beginning January 1, 2011 (direct or 60-day); or


o from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.


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The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


Conversion rollover contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.


Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro-rata portion of the distribution is tax-free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.


You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.


RECHARACTERIZATIONS
You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.


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The following distributions from Roth IRAs are free of income tax:

o  rollovers from a Roth IRA to another Roth IRA;

o  direct transfers from a Roth IRA to another Roth IRA;

o  qualified distributions from a Roth IRA; and

o  return of excess contributions or amounts recharacterized to a traditional
   IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o  you are age 59-1/2 or older; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1) Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

    (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

    (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3) All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.


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You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information


--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in Class IA/A or Class IB/B shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to Separate Account No. 49;
    and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.


ABOUT THE GENERAL ACCOUNT


Our general obligations and any Guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.


The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is


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not registered as an investment company under the Investment Company Act of
1940. The contract is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectuses.



ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS AND ELECTRONIC TRANSACTIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt Form. We may also require additional information. Until we receive the Acknowledgement of Receipt Form, (i.e. withdrawals and surrenders) financial transactions will not be permitted unless you request them in writing, sign the request and have it signature guaranteed. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, subsequent contributions may be transmitted by wire.


AUTOMATIC INVESTMENT PROGRAM


You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as a subsequent contribution into a contract on a monthly or quarterly basis. AIP is available for NQ traditional IRA and Roth IRA contracts, AIP is not available for Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) contracts. For a state-by-state description of all material variations of this contract, including information regarding restrictions on AIP in your state, see Appendix IV later in this Prospectus.

The minimum amounts we will deduct are $100 monthly and $300 quarterly. AIP subsequent contributions may be allocated to any of the variable investment options, but not to the account for special money market dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month. For contracts with a Guaranteed benefit, AIP contributions with allocations to the Protection with Investment Performance variable investment options will be allocated to corresponding Investment Performance variable investment options that invest in the same Portfolios after the date the first withdrawal is taken from the Protection with Investment Performance account.


You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

      -  on a non-business day;
      -  after 4:00 p.m. Eastern Time on a business day; or
      -  after an early close of regular trading on the NYSE on a business day.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your


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   broker-dealer receives your contribution and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

o  the election of trustees; or

o the formal approval of independent public accounting firms selected for each Trust; or

o any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


MISSTATEMENT OF AGE


If the age of any person upon whose life or age a benefit provided under a Guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that Guaranteed benefit at the correct age, (i) the benefit will be rescinded; (ii) any charges that were deducted for the benefit will be refunded and applied to the Total account value of the contract, and
(iii) only the death benefit provided by amounts allocated to the Investment Performance account will apply.



STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate


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Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office.

Any Guaranteed benefit in effect, will generally terminate if you change ownership of the contract. A Guaranteed benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. It will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; it will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.


For a state-by-state description of all material variations of this contract, including information regarding the termination of benefits under your contract, see Appendix IV later in this Prospectus.


In general, you cannot assign or transfer ownership of an IRA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.


In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your Total account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.


A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary and any payment of the Lifetime GIB amount will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.


ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.


HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS


Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a Guaranteed benefit, we will not divide the benefit base(s) used to calculate the benefits as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the Protection with Investment Performance account to be paid an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract even if the withdrawal is made to fund an AXA Equitable contract owned by your ex-spouse. This means that your Guaranteed benefit will be reduced.



DISTRIBUTION OF THE CONTRACTS

The Retirement Cornerstone(SM) Series contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA


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Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").


AXA Equitable pays compensation to both Distributors based on contracts sold.

For contracts sold through AXA Advisors, AXA Advisors will retain 50% of the advisory fee and the financial representative will get the other 50%. For contracts sold through AXA Distributors, AXA Distributors will not receive any compensation.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or the Retirement Cornerstone(SM) -- Series ADV contracts on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

AXA Equitable and its affiliates may directly or indirectly receive payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates thereof, for providing certain administrative, marketing, distribution and/or shareholder support services. AXA Equitable and its affiliates may receive the following types of payments:

   12B-1 FEES. AXA Equitable indirectly receives 12b-1 fees from certain unaffiliated Portfolios that range from 0.10% to 0.25% of the average daily assets of the Portfolios that are attributable to the contracts and certain other variable life and annuity contracts that our affiliates and we issue.

   ADMINISTRATIVE SERVICES FEES. AXA Equitable also receives administrative services fees from the adviser, sub-advisers, administrator or distributor (or affiliates thereof) of certain unaffiliated Portfolios. The fees paid to AXA Equitable range from 0% to 0.35% of the assets of the unaffiliated Portfolios attributable to the contract and to certain other variable life and annuity contracts that our affiliates and we issue.


In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.


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Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


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Appendix I: Dropping or changing your Guaranteed benefits

--------------------------------------------------------------------------------

PRE-FUNDING DROP OR CHANGE


The following table is designed to show your options if you decide to drop your Guaranteed benefit(s) prior to the funding of your Protection with Investment Performance account. In general, you can drop your GIB and change your Guaranteed minimum death benefit. However, your Guaranteed minimum death benefit cannot be dropped or changed without first dropping your GIB. All requests to drop or change a Guaranteed benefit must be submitted on an administrative form we provide for this specific purpose.



------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFIT
COMBINATION                        PRE-FUNDING DROP OF:          YOUR OPTION(S) OR RESULT            FOLLOWING THE DROP OR CHANGE
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                             GIB                        o  You can change your death        o  You can drop the Highest
                                                                 benefit to the Highest              Anniversary Value death
o  Return of Principal                                           Anniversary Value death             benefit, either pre-funding
   death benefit                                                 benefit. If you do not make         or post-funding.
                                                                 this change, the Return of
                                                                 Principal death benefit          o  You can drop the Return of
                                                                 will remain.                        Principal death benefit
                                                                                                     post-funding only.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                             GIB                        o  You can keep your Highest        o  You can drop the Highest
                                                                 Anniversary Value death             Anniversary Value death
o  Highest Anniversary                                           benefit.                            benefit, either pre-funding
   Value death benefit                                                                               or post-funding.
                                                                        -or-
                                                                                                  o  You can drop the Return of
                                                              o  You can change your death           Principal death benefit
                                                                 benefit to the Return of            post-funding only.
                                                                 Principal death benefit.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                                                        o  The Return of Principal          o  You can drop the Return of
                                                                 death benefit will                  Principal death benefit
o  Highest Anniversary             Both benefits                 automatically become your           post-funding only.
   Value death benefit                                           new guaranteed minimum
                                                                 death benefit.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                             GIB                        o  By dropping your GIB, you        o  You can drop the Highest
                                                                 are no longer eligible to           Anniversary Value death
o  "Greater of" death benefit                                    have the "Greater of" death         benefit, either pre-funding
                                                                 benefit.                            or post-funding.

                                                              o  You can change your death        o  You can drop the Return of
                                                                 benefit to the Highest              Principal death benefit
                                                                 Anniversary Value death             post-funding only.
                                                                 benefit. If you do not make
                                                                 this change, the Return of
                                                                 Principal death benefit
                                                                 will automatically become
                                                                 your new guaranteed minimum
                                                                 death benefit.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                                                        o  You can change your death        o  You can drop the Highest
                                                                 benefit to the Highest              Anniversary Value death
o  "Greater of" death benefit      Both benefits                 Anniversary Value death             benefit, either pre-funding
                                                                 benefit. If you do not make         or post-funding.
                                                                 this change, the Return of
                                                                 Principal death benefit          o  You can drop the Return of
                                                                 will automatically become           Principal death benefit
                                                                 your new guaranteed minimum         post-funding only.
                                                                 death benefit.
------------------------------------------------------------------------------------------------------------------------------------



A-1 Appendix I: Dropping or changing your Guaranteed benefits

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
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFIT
COMBINATION                        PRE-FUNDING DROP OF:          YOUR OPTION(S) OR RESULT            FOLLOWING THE DROP OR CHANGE
------------------------------------------------------------------------------------------------------------------------------------
o  Highest Anniversary             Highest Anniversary        o  The Return of Principal          o  You can drop the Return of
   Value death benefit             Value death benefit           death benefit will                  Principal death benefit
                                                                 automatically become your           post-funding only.
                                                                 new guaranteed minimum
                                                                 death benefit.
------------------------------------------------------------------------------------------------------------------------------------
o  Return of Principal death       Not Applicable: The
   benefit                         Return of Principal death
                                   benefit cannot be dropped
                                   prior to funding the
                                   Protection with
                                   Investment Performance
                                   account
------------------------------------------------------------------------------------------------------------------------------------



POST-FUNDING DROP


The following table is designed to show your options if you decide to drop your Guaranteed benefit(s) after you have funded your Protection with Investment Performance account. In general, you can drop both your GIB and Guaranteed minimum death benefit or, in some cases, drop your GIB and retain your Guaranteed minimum death benefit. However, your Guaranteed minimum death benefit cannot be dropped without first dropping your GIB. All requests to drop a Guaranteed benefit must be submitted on an administrative form we provide for this specific purpose. Please see "Dropping or changing your Guaranteed benefits" in "Contracts features and benefits" for information on when you are eligible to drop your Guaranteed benefits after having funded your Protection with Investment Performance account.



------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFIT
COMBINATION                        PRE-FUNDING DROP OF:(*)       YOUR OPTION(S) OR RESULT            FOLLOWING THE DROP
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                             GIB                        o  The Return of Principal          o  You can drop the Return of
                                                                 death benefit will remain           Principal death benefit by
                                                                 in effect.                          notifying us and taking a
o  Return of Principal                                                                               full withdrawal of your
   death benefit                                                                                     Protection with Investment
                                                                                                     Performance account value
                                                                                                     or making a one-time
                                                                                                     transfer to the Investment
                                                                                                     Performance variable
                                                                                                     investment options and the
                                                                                                     guaranteed interest option.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                                                        o  Your Guaranteed benefits            Not Applicable.
                                                                 will terminate by notifying
o  Return of Principal death       Both benefits                 us and taking a full
   benefit                                                       withdrawal of your
                                                                 Protection with Investment
                                                                 Performance account value
                                                                 or making a one-time
                                                                 transfer to the Investment
                                                                 Performance variable
                                                                 investment options and the
                                                                 guaranteed interest option.
------------------------------------------------------------------------------------------------------------------------------------


                   Appendix I: Dropping or changing your Guaranteed benefits A-2

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
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFIT
COMBINATION                        PRE-FUNDING DROP OF:(*)       YOUR OPTION(S) OR RESULT            FOLLOWING THE DROP
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                             GIB                        o  Your Highest Anniversary         o  You can drop the Highest
                                                                 Value death benefit remains         Anniversary Value death
o  Highest Anniversary                                           in effect.                          benefit by notifying us and
   Value death benefit                                                                               taking a full withdrawal of
                                                                                                     your Protection with
                                                                                                     Investment Performance
                                                                                                     account value or making a
                                                                                                     one-time transfer to the
                                                                                                     Investment Performance
                                                                                                     variable investment options
                                                                                                     and the guaranteed interest
                                                                                                     option.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                                                        o  Your Guaranteed benefits            Not Applicable.
                                                                 will terminate by notifying
o  Highest Anniversary             Both benefits                 us and taking a full
   Value death benefit                                           withdrawal of your
                                                                 Protection with Investment
                                                                 Performance account value
                                                                 or making a one-time
                                                                 transfer to the Investment
                                                                 Performance variable
                                                                 investment options and the
                                                                 guaranteed interest option.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                             GIB                        o  By dropping your GIB, you           You can drop the Return of
                                                                 are no longer eligible to           Principal death benefit at a
o  "Greater of" death benefit                                    have the "Greater of" death         later date.
                                                                 benefit.

                                                              o  The Return of Principal
                                                                 death benefit will become
                                                                 your new Guaranteed minimum
                                                                 death benefit. The Return
                                                                 of Principal benefit base
                                                                 will equal all
                                                                 contributions and transfers
                                                                 to your Protection with
                                                                 Investment Performance
                                                                 account, adjusted for
                                                                 withdrawals.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                                                        o  Your Guaranteed benefits             Not Applicable.
                                                                 will terminate by notifying
o  "Greater of" death benefit      Both benefits                 us and taking a full
                                                                 withdrawal of your
                                                                 Protection with Investment
                                                                 Performance account value
                                                                 or making a one-time
                                                                 transfer to the Investment
                                                                 Performance variable
                                                                 investment options and the
                                                                 guaranteed interest option.
------------------------------------------------------------------------------------------------------------------------------------



A-3 Appendix I: Dropping or changing your Guaranteed benefits

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
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFIT
COMBINATION                        PRE-FUNDING DROP OF:(*)       YOUR OPTION(S) OR RESULT              FOLLOWING THE DROP
------------------------------------------------------------------------------------------------------------------------------------
o  Highest Anniversary             Highest Anniversary        o  Your Guaranteed benefit             Not Applicable.
   Value death benefit             Value death benefit           will terminate by notifying
                                                                 us and taking a full
                                                                 withdrawal of your
                                                                 Protection with Investment
                                                                 Performance account value
                                                                 or making a one-time
                                                                 transfer to the Investment
                                                                 Performance variable
                                                                 investment options and the
                                                                 guaranteed interest option.
------------------------------------------------------------------------------------------------------------------------------------
o  Return of Principal             Return of Principal        o  Your Guaranteed benefit              Not Applicable.
   death benefit                   death benefit                 will terminate by notifying
                                                                 us and taking a full
                                                                 withdrawal of your
                                                                 Protection with Investment
                                                                 Performance account value
                                                                 or making a one-time
                                                                 transfer to the Investment
                                                                 Performance variable
                                                                 investment options and the
                                                                 guaranteed interest option.
------------------------------------------------------------------------------------------------------------------------------------



* When a Guaranteed benefit (other than the Return of Principal death benefit) is dropped on any date other than a contract date anniversary, we will deduct a pro-rata portion of the charge for that year.


                   Appendix I: Dropping or changing your Guaranteed benefits A-4

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Appendix II: Guaranteed benefit base examples


--------------------------------------------------------------------------------


Assuming $100,000 is invested in the Protection with Investment Performance variable investment options, with no additional contributions, no transfers and no withdrawals, the Guaranteed minimum death benefit bases and Guaranteed income benefit base for an owner age 60 would be calculated as follows:




------------------------------------------------------------------------------------------------------------------------------------
                                                          GUARANTEED MINIMUM DEATH BENEFIT                         GUARANTEED INCOME
              PROTECTION WITH                                                                                            BENEFIT
   END OF   INVESTMENT PERFOR-                                                 ROLL-UP TO
 CONTRACT      MANCE ACCOUNT     RETURN OF PRINCIPAL    HIGHEST ANNIVERSARY      AGE 85      "GREATER OF" BENEFIT       GIB BENEFIT
   YEAR            VALUE            BENEFIT BASE        VALUE BENEFIT BASE    BENEFIT BASE           BASE                  BASE
------------------------------------------------------------------------------------------------------------------------------------
     1           $103,000           $100,000(1)              $103,000(2)        $104,000            $104,000(5)           $104,000
     2           $107,120           $100,000(1)              $107,120(2)        $108,160            $108,160(5)           $108,160
     3           $113,547           $100,000(1)              $113,547(2)        $113,547(4)         $113,547(5)           $113,547
     4           $120,360           $100,000(1)              $120,360(2)        $118,089            $120,360(6)           $118,089
     5           $128,785           $100,000(1)              $128,785(2)        $122,813            $128,785(6)           $122,813
     6           $126,210           $100,000(1)              $128,785(3)        $127,725            $128,785(6)           $127,725
     7           $128,734           $100,000(1)              $128,785(3)        $132,834            $132,834(5)           $132,834
------------------------------------------------------------------------------------------------------------------------------------



The Protection with Investment Performance account values for contract years 1 through 7 are based on hypothetical rates of return of 3.00%, 4.00%, 6.00%, 6.00%, 7.00%, (2.00)%, and 2.00%, respectively. We are using these rates solely to illustrate how the benefit is calculated. The rates of return bear no relationship to past or future investment results. For example, at the end of contract year 1, the Protection with Investment Performance account value = $103,000 = $100,000 x (1+3.00%).

Your applicable death benefit in connection with the Protection with Investment Performance variable investment options is equal to the Protection with Investment Performance account value or the Guaranteed minimum death benefit base, if greater.


GUARANTEED INCOME BENEFIT


GIB BENEFIT BASE

The example assumes no withdrawals under the contract, therefore the Deferral bonus Roll-up rate would apply. At the end of contract year 1, the GIB benefit base is equal to the initial contribution to the Protection with Investment Performance account, multiplied by [1 + the Deferral bonus Roll-up rate of 4.00%]. For contract years 2, and 4 through 7, the GIB benefit base is equal to the previous year's GIB benefit base multiplied by [1 + the Deferral bonus Roll-up rate of 4.00%]. At the end of contract year 3, the GIB benefit base is reset to the current Protection with Investment Performance account value. For contract year 6, the GIB benefit base is equal to the previous year's GIB benefit base, multiplied by [1 + the Deferral bonus Roll-up rate of 4.00%]. Please note that the GIB benefit base was eligible for a reset on the 6th contract date anniversary, but the Protection with Investment Performance account value was less than the GIB benefit base. As a result, there was no reset of the GIB benefit base.

For example:

   o  At the end of contract year 3, the GIB benefit base = $113,547
      The GIB benefit base is being "reset" to equal the Protection with Investment Performance account value of $113,547.

   o At the end of contract year 4, the GIB benefit base = $118,089 Calculated as follows: $113,547 x (1 + 4.00%) = $118,089



GUARANTEED MINIMUM DEATH BENEFIT

RETURN OF PRINCIPAL BENEFIT BASE


(1) At the end of contract years 1 through 7, the Return of Principal death benefit base is equal to the initial contribution to the Protection with Investment Performance account variable investment options.


HIGHEST ANNIVERSARY VALUE BENEFIT BASE


(2) At the end of contract years 1 through 5, the Highest Anniversary Value benefit base is equal to the current Protection with Investment Performance account value.



B-1 Appendix II: Guaranteed benefit base examples

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    For example:
    o At the end of contract year 2, the Highest Anniversary Value benefit base = $107,120, or the Protection with Investment Performance account value.

(3) At the end of contract year 6 through 7, the benefit base is equal to the Highest Anniversary Value benefit base at the end of the prior year since it is higher than the current Protection with Investment Performance account value.
    For example:
    o At the end of contract year 6, the Highest Anniversary Value benefit base = $128,785, or the Highest Anniversary Value benefit base at the end of contract year 5.


ROLL-UP TO AGE 85 BENEFIT BASE


The example assumes no withdrawals under the contract, therefore the Deferral bonus Roll-up rate would apply. The Deferral bonus Roll-up rate for the Roll-up to age 85 benefit base is assumed to be the minimum Deferral bonus Roll-up rate, which is 4.00%. At the end of contract year 1, the Roll-up to age 85 benefit base is equal to the initial contribution to the Protection with Investment Performance account, multiplied by [1 + the Deferral Bonus Roll-up rate of 4.00%]. At the end of contract years 2, and 4 through 7, the Roll-up to age 85 benefit base is equal to the previous year's Roll-up to age 85 benefit base, multiplied by [1 + the Deferral bonus Roll-up rate of 4.00%]. At the end of contract year 3, the Roll-up to age 85 benefit base is reset to the current Protection with Investment Performance account value. For contract year 6, the Roll-up to age 85 benefit base is equal to the previous year's Roll-up to age 85 benefit base multiplied by [1 + the Deferral bonus Roll-up rate of 4.00%]. Please note that the Roll-up to age 85 benefit base was eligible for a reset on the 6th contract date anniversary but the Protection with Investment Performance account value was less than the Roll-up to age 85 benefit base. As a result, there was no reset of the Roll-up to age 85 benefit base.

    For example:
    o At the end of contract year 2, the Roll-up to age 85 benefit base = $108,160.

       Calculated as follows: $104,000 x (1 + 4.00%) = $108,160

(4) At the end of contract year 3, the Roll-up to age 85 benefit base is reset to the current account value.
    o At the end of contract year 3, the Roll-up to age 85 benefit base = $113,547.

       The GIB benefit base is being "reset" to equal the Protection with Investment Performance account value of $113,547.


"GREATER OF" DEATH BENEFIT BASE

The "Greater of" death benefit base is the greater of (i.) the Roll-up to age 85 benefit base, and (ii) the Highest Anniversary Value benefit base.

(5) At the end of contract years 1 through 3 and 7, the "Greater of" death benefit base is based on the Roll-up to age 85 benefit base.

    For example:
    o  At the end of contract year 2, the "Greater of" death benefit =
       $108,160.

(6) At the end of contract years 4 through 6, the "Greater of" death benefit base is based on the Highest Anniversary Value benefit base.

    For example:
    o  At the end of contract year 4, the "Greater of death benefit =
       $120,360.



                               Appendix II: Guaranteed benefit base examples B-2



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Appendix III: Hypothetical illustrations


--------------------------------------------------------------------------------

   ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                    BENEFITS

The following tables illustrate the changes in account values (Investment Performance account value and Protection with Investment Performance account value), cash value and the values of the "Greater of" death benefit, the Guaranteed income benefit ("GIB"), and the Annual withdrawal amount, under certain hypothetical circumstances for the Retirement Cornerstone(SM) -- Series ADV contracts. The tables illustrate the operation of the contract based on a male, issue age 65, who makes a single $100,000 contribution and takes no withdrawals. Also, the tables illustrate that $60,000 is allocated to the Protection with Investment Performance variable investment options, and $40,000 is allocated to the Investment Performance variable investment options. The amounts shown are for the beginning of each contract year and assume that all of the account values are invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying Portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.51)%, 3.49% for the Protection with Investment Performance variable investment options and (1.81)%, 4.19% for the Investment Performance variable investment options at the 0% and 6% gross annual rates, respectively.

These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your Protection with Investment Performance account value annually for the "Greater of" death benefit and GIB features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" death benefit and GIB and any applicable annual administrative charge.

The values shown under "Next Year's Annual withdrawal amount" for ages 70 through 95 reflect the Annual withdrawal amount available without reducing the "Greater of" death benefit base or GIB benefit base. A "0" under the Protection with Investment Performance account value column at age 95 indicates that the "Greater of" death benefit has terminated due to insufficient account value. However, the Lifetime GIB payments under the GIB have begun, and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.27% for the Protection with Investment Performance variable investment options and of 0.57% for the Investment Performance variable investment options, (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 1.34% for the Protection with Investment Performance variable investment options and 0.44% for the Investment Performance variable investment options and (3) 12b-1 fees equivalent to an effective annual rate of 0.25% for the Protection with Investment Performance variable investment options and 0.14% for the Investment Performance variable investment options. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the Protection with Investment Performance variable investment options and Investment Performance variable investment options, respectively. The actual rates associated with any contract will vary depending upon the actual allocation of the Total account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios as described in the prospectuses for the underlying Portfolios. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.


C-1 Appendix III: Hypothetical illustrations

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    ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED
                                    BENEFITS

VARIABLE DEFERRED ANNUITY
RETIREMENT CORNERSTONE(SM) - SERIES ADV
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 65
BENEFITS:
  "GREATER OF" DEATH BENEFIT
  GUARANTEED INCOME BENEFIT



                                     PROTECTION WITH                          PROTECT                       GUARANTEE
                     INVESTMENT        INVESTMENT                                                                    NEXT YEAR'S
                    PERFORMANCE        PERFORMANCE                         "GREATER OF"        GIB BENEFIT        ANNUAL WITHDRAWAL
                   ACCOUNT VALUE      ACCOUNT VALUE      CASH VALUE        DEATH BENEFIT          BASE                 AMOUNT
        CONTRACT ------------------ ---------------- ----------------- ------------------- ------------------- ---------------------
  AGE     YEAR      0%        6%       0%       6%       0%        6%       0%        6%       0%        6%        0%          6%
------ --------- -------- --------- -------- ------- --------- ------- ---------- -------- --------- --------- ---------- ----------
  65        0    40,000     40,000   60,000  60,000   100,000  100,000    60,000    60,000   60,000    60,000         0            0
  66        1    39,276     41,676   57,308  60,908    96,584  102,584    62,400    62,400   62,400    62,400     2,496        2,496
  67        2    38,565     43,422   54,637  61,801    93,202  105,223    64,896    64,896   64,896    64,896     2,596        2,596
  68        3    37,867     45,242   51,983  62,676    89,850  107,917    67,492    67,492   67,492    67,492     2,700        2,700
  69        4    37,182     47,137   49,345  63,529    86,526  110,667    70,192    70,192   70,192    70,192     2,808        2,808
  70        5    36,509     49,112   46,719  64,360    83,228  113,472    72,999    72,999   72,999    72,999     2,920        2,920
  71        6    35,848     51,170   44,104  65,163    79,952  116,333    75,919    75,919   75,919    75,919     3,037        3,037
  72        7    35,199     53,314   41,497  65,937    76,696  119,251    78,956    78,956   78,956    78,956     3,158        3,158
  73        8    34,562     55,548   38,895  66,678    73,457  122,226    82,114    82,114   82,114    82,114     3,285        3,285
  74        9    33,936     57,875   36,296  67,383    70,233  125,258    85,399    85,399   85,399    85,399     3,416        3,416
  75       10    33,322     60,300   33,698  68,047    67,020  128,347    88,815    88,815   88,815    88,815     3,553        3,553
  80       15    30,414     74,037   20,618  70,614    51,031  144,652   108,057   108,057  108,057   108,057     4,322        4,322
  85       20    27,729     90,904    7,136  71,460    34,895  162,363   131,467   131,467  131,467   131,467     5,259        5,259
  90       25    25,306    111,612        0  70,611    25,336  182,223         0   131,467        0   159,950    *7,394        6,398
  95       30    23,095    137,038        0  67,974    23,125  205,012         0   131,467        0   194,604     7,394     **11,676


----------
*  Payments of $7,394 will continue as lifetime payments
** Payments of at least $11,676 will continue as lifetime payments

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                    Appendix III: Hypothetical illustrations C-2

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Appendix IV: State contract availability and/or variations of certain features and benefits


--------------------------------------------------------------------------------

The following information is a summary of the states where the Retirement Cornerstone(SM) -- Series ADV contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state.


STATES WHERE CERTAIN RETIREMENT CORNERSTONE(SM) -- SERIES ADV CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:


------------------------------------------------------------------------------------------------------------------------------------
STATE          FEATURES AND BENEFITS                                     AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA        See "Your right to cancel within a certain number of      If you reside in the state of Arizona and you are age 65
               days" in "Contract features and benefits"                 or older at the time the contract is issued, you may
                                                                         return your Retirement Cornerstone(SM) -- Series ADV
                                                                         contract within 30 days from the date that you receive
                                                                         it and receive a refund. This is also referred to as the
                                                                         "free look" period.
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA     See "Your right to cancel within a certain number of      If you reside in the state of California and you are age
               days" in "Contract features and benefits"                 60 or older at the time the contract is issued, you may
                                                                         return your Retirement Cornerstone(SM) -- Series ADV
                                                                         contract within 30 days from the date that you receive
                                                                         it and receive a refund as described below. This is also
                                                                         referred to as the "free look" period.

                                                                         If you allocate your entire initial contribution to the
                                                                         EQ/Money Market variable investment option (and/or
                                                                         guaranteed interest option, if available), the amount of
                                                                         your refund will be equal to your contribution, unless
                                                                         you make a transfer, in which case the amount of your
                                                                         refund will be equal to your account value on the date
                                                                         we receive your request to cancel at our processing
                                                                         office. This amount could be less than your initial
                                                                         contribution. If you allocate any portion of your
                                                                         initial contribution to the variable investment options
                                                                         (other than the EQ/Money Market variable investment
                                                                         option), your refund will be equal to your Total account
                                                                         value on the date we receive your request to cancel at
                                                                         our processing office.

                                                                         "RETURN OF CONTRIBUTION" FREE LOOK TREATMENT AVAILABLE
                                                                         THROUGH CERTAIN SELLING BROKERS-DEALERS

                                                                         Certain selling broker-dealers offer an allocation
                                                                         method designed to preserve your right to a return of
                                                                         your contributions during the free look period. At the
                                                                         time of application, you will instruct your financial
                                                                         professional as to how your initial contribution and any
                                                                         subsequent contributions should be treated for the
                                                                         purpose of maintaining your free look right under the
                                                                         contract. Please consult your financial professional to
                                                                         learn more about the availability of "return of
                                                                         contribution" free look treatment.

                                                                         If you choose "return of contribution" free look
                                                                         treatment of your contract, we will allocate your entire
                                                                         contribution and any subsequent contributions made
                                                                         during the 40-day period following the Contract Date, to
                                                                         the EQ/Money Market investment option. In the event you
                                                                         choose to exercise your free look right under the
                                                                         contract, you will receive a refund equal to your
                                                                         contributions.
------------------------------------------------------------------------------------------------------------------------------------


D-1 Appendix IV: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
STATE          FEATURES AND BENEFITS                                     AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA                                                               If you choose the "return of contribution" free look
(CONTINUED)                                                              treatment and your contract is still in effect on the
                                                                         40th day (or next Business Day) following the contract
                                                                         date, we will automatically reallocate your account
                                                                         value to the investment options chosen on your
                                                                         application.

                                                                         Any transfers made prior to the expiration of the
                                                                         30-day free look will terminate your right to "return
                                                                         of contribution" treatment in the event you choose to
                                                                         exercise your free look right under the contract. Any
                                                                         transfer made prior to the 40th day following the
                                                                         contract date will cancel the automatic reallocation
                                                                         on the 40th day (or next business day) following the
                                                                         Contract Date described above. If you do not want AXA
                                                                         Equitable to perform this scheduled one-time
                                                                         re-allocation, you must call one of our customer
                                                                         service representatives at 1 (800) 789-7771 before the
                                                                         40th day following the contract date to cancel.
------------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT    See "Transfers of ownership, collateral assignments,      If you elect the GIB, you may not change ownership or
               loans and borrowing" in "More information"                assign the GIB or the contract to an institution (such
                                                                         as business trusts, corporations, joint stock
                                                                         associations, partnerships, limited liability
                                                                         companies and other legal entities).
------------------------------------------------------------------------------------------------------------------------------------
IDAHO          See "Your right to cancel within a certain number of      If you reside in the state of Idaho, you may return
               days" in "Contract features and benefits"                 your Retirement Cornerstone(SM) Series contract within
                                                                         20 days from the date that you receive it and receive
                                                                         a refund of your initial contribution.
------------------------------------------------------------------------------------------------------------------------------------
ILLINOIS       See "Selecting an annuity payout option" under "Your      The following sentence replaces the first sentence of
               annuity payout options" in "Accessing your money"         the second paragraph in this section:

                                                                         You can choose the date annuity payments begin but it
                                                                         may not be earlier than twelve months from your
                                                                         Retirement Cornerstone(SM) -- Series ADV contract
                                                                         date.
------------------------------------------------------------------------------------------------------------------------------------
MONTANA        See "Appendix IV: Hypothetical illustrations"             The annuity purchase factors are applied on a unisex
                                                                         basis in determining the amount payable under a
                                                                         Guaranteed benefit.
------------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA   See "Your right to cancel within a certain number of      If you reside in the state of Rhode Island at the time
               days" in "Contract features and benefits"                 the contract is issued, you may return your Retirement
                                                                         Cornerstone(SM) -- Series ADV contract within 20 days
                                                                         from the date that you receive it and receive a refund
                                                                         of your initial contribution.
------------------------------------------------------------------------------------------------------------------------------------



Appendix IV: State contract availability and/or variations of certain features and benefits D-2

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Appendix V: Examples of Automatic payment plans

--------------------------------------------------------------------------------


The following examples illustrate the amount of the automatic withdrawals that would be taken under the various payment plans described in "Accessing your money" under "Automatic payment plans." The examples assume a $100,000 allocation to the Protection with Investment Performance variable investment options with assumed investment performance of 0%. (The last example assumes an allocation to the Investment Performance account.) The examples show how the different automatic payment plans can be used without reducing your GIB benefit base. The examples are based on the applicable roll-up rate shown below and assumes that the GIB benefit base does not reset. Also, the examples reflect the effect on both the GIB benefit base and the Roll-up to age 85 benefit base (used in the calculation of the "Greater of" death benefit).



MAXIMUM PAYMENT

FULL ANNUAL WITHDRAWAL AMOUNT PAYMENT

Under this payment plan, you will receive the Annual withdrawal amounts as scheduled payments. In this example, the "Withdrawal" column reflects the Annual withdrawal amounts for the years shown. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GIB benefit base" by the "Annual Roll-up rate" in effect for each year.


------------------------------------------------------------------------------------------------
            DEFERRAL BONUS
            ROLL-UP RATE/
                ANNUAL         BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR     ROLL-UP RATE       GIB BENEFIT BASE        WITHDRAWAL         BASE WITHDRAWN
------------------------------------------------------------------------------------------------
    1          4.80%(a)             $100,000             $    0                0.00%
    2          4.30%(a)             $104,800             $    0                0.00%
    3          5.20%(a)             $109,306             $    0                0.00%
    4          5.40%(a)             $114,990             $    0                0.00%
    5          5.00%(a)             $121,200             $    0                0.00%
    6          5.40%(b)             $127,260             $6,872                5.40%
    7          5.20%(b)             $127,260             $6,618                5.20%
    8          4.70%(b)             $127,260             $5,981                4.70%
    9          6.00%(b)             $127,260             $7,636                6.00%
   10          7.30%(b)             $127,260             $9,290                7.30%
------------------------------------------------------------------------------------------------


(a) the Deferral bonus Roll-up rate applies.

(b) the Annual Roll-up rate applies.



CUSTOMIZED PAYMENT PLANS

GUARANTEED MINIMUM PERCENTAGE

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on withdrawal percentage that is fixed at the lowest guaranteed Deferral bonus Roll-up rate or Annual Roll-up rate of 4.00%. In this example, amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GIB benefit base" by 4.00%.


------------------------------------------------------------------------------------------------
            DEFERRAL BONUS
            ROLL-UP RATE/
                ANNUAL         BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR     ROLL-UP RATE       GIB BENEFIT BASE        WITHDRAWAL         BASE WITHDRAWN
------------------------------------------------------------------------------------------------
    1          4.80%(a)             $100,000             $    0                 0.00%
    2          4.30%(a)             $104,800             $    0                 0.00%
    3          5.20%(a)             $109,306             $    0                 0.00%
    4          5.40%(a)             $114,990             $    0                 0.00%
    5          5.00%(a)             $121,200             $    0                 0.00%
    6          4.70%(b)             $127,260             $5,090                 4.00%
    7          5.20%(b)             $128,151             $5,126                 4.00%
    8          5.40%(b)             $129,688             $5,188                 4.00%
------------------------------------------------------------------------------------------------


E-1 Appendix V: Examples of Automatic payment plans
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
------------------------------------------------------------------------------------------------
            DEFERRAL BONUS
            ROLL-UP RATE/
                ANNUAL         BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR     ROLL-UP RATE       GIB BENEFIT BASE        WITHDRAWAL         BASE WITHDRAWN
------------------------------------------------------------------------------------------------
    9          6.00%(b)            $131,504             $5,260                  4.00%
   10          7.30%(b)            $134,134             $5,365                  4.00%
------------------------------------------------------------------------------------------------


(a) the Deferral bonus Roll-up rate applies.

(b) the Annual Roll-up rate applies.



FIXED PERCENTAGE BELOW THE ANNUAL ROLL-UP RATE (1.00% BELOW)

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on a fixed percentage that is less than the applicable Annual Roll-up rate in effect for each contract year. In this example, the contract owner has requested that we pay scheduled payments that are 1.00% below the Annual Roll-up rate in effect for each year. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GIB benefit base" by the "Percentage of GIB benefit base withdrawn."


------------------------------------------------------------------------------------------------
            DEFERRAL BONUS
            ROLL-UP RATE/
                ANNUAL         BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR     ROLL-UP RATE       GIB BENEFIT BASE        WITHDRAWAL         BASE WITHDRAWN
------------------------------------------------------------------------------------------------
    1          4.80%(a)             $100,000            $    0                  0.00%
    2          4.30%(a)             $104,800            $    0                  0.00%
    3          5.20%(a)             $109,306            $    0                  0.00%
    4          5.40%(a)             $114,990            $    0                  0.00%
    5          5.00%(a)             $121,200            $    0                  0.00%
    6          4.70%(b)             $127,260            $5,090(c)               4.00%(c)
    7          5.20%(b)             $128,151            $5,382                  4.20%
    8          5.40%(b)             $129,432            $5,695                  4.40%
    9          6.00%(b)             $130,726            $6,536                  5.00%
   10          7.30%(b)             $132,034            $8,318                  6.30%
------------------------------------------------------------------------------------------------


(a) the Deferral bonus Roll-up rate applies.

(b) the Annual Roll-up rate applies.

(c) In contract year 6, the fixed percentage would have resulted in a payment less than 4.00%. In this case, the withdrawal percentage is 4.00%.



FIXED PERCENTAGE OF 5.50%

Under this payment plan, you will receive a withdrawal amount based on a fixed percentage that cannot exceed the Annual Roll-up rate in effect for each year. In this example, the contract owner has elected to receive withdrawals at a fixed percentage of 5.50%. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GIB benefit base" by the "Percentage of GIB benefit base withdrawn."


------------------------------------------------------------------------------------------------
            DEFERRAL BONUS
            ROLL-UP RATE/
                ANNUAL         BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR     ROLL-UP RATE       GIB BENEFIT BASE        WITHDRAWAL         BASE WITHDRAWN
------------------------------------------------------------------------------------------------
    1          4.80%(a)            $100,000             $    0                 0.00%
    2          4.30%(a)            $104,800             $    0                 0.00%
    3          5.20%(a)            $109,306             $    0                 0.00%
    4          5.40%(a)            $114,990             $    0                 0.00%
    5          5.00%(a)            $121,200             $    0                 0.00%
    6          4.70%(b)            $127,260             $5,981(c)              4.70%
    7          6.00%(b)            $127,260             $6,999(d)              5.50%
    8          5.40%(b)            $127,896             $6,906(c)              5.40%
    9          5.20%(b)            $127,896             $6,651(c)              5.20%
   10          7.30%(b)            $127,896             $7,034(d)              5.50%
------------------------------------------------------------------------------------------------


                             Appendix V: Examples of Automatic payment plans E-2

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(a) the Deferral bonus Roll-up rate applies.

(b) the Annual Roll-up rate applies.

(c) In contract years 6, 8 and 9 the contract owner received withdrawal amounts based on the Annual Roll-up rate for each contract year. In each year, the Annual Roll-up rate was less than the withdrawal percentage selected.

(d) In contract years 7 and 10, the contract owner received withdrawal amounts of 5.50% even though the Annual Roll-up rates in effect in those years were greater.



FIXED DOLLAR OF $7,000

Under this payment plan, you will receive a withdrawal amount that is based on a fixed dollar amount. The fixed dollar amount may not exceed the Annual withdrawal amount in any contract year. In this example, the contract owner has elected to receive withdrawals of $7,000. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GIB benefit base" by the "Percentage of GIB benefit base withdrawn."


------------------------------------------------------------------------------------------------
            DEFERRAL BONUS
            ROLL-UP RATE/
                ANNUAL         BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR     ROLL-UP RATE       GIB BENEFIT BASE        WITHDRAWAL         BASE WITHDRAWN
------------------------------------------------------------------------------------------------
    1          4.80%(a)            $100,000             $    0                  0.00%
    2          4.30%(a)            $104,800             $    0                  0.00%
    3          5.20%(a)            $109,306             $    0                  0.00%
    4          5.40%(a)            $114,990             $    0                  0.00%
    5          5.00%(a)            $121,200             $    0                  0.00%
    6          4.70%(b)            $127,260             $5,981(c)               4.70%
    7          5.20%(b)            $127,260             $6,618(c)               5.20%
    8          5.40%(b)            $127,260             $6,872(c)               5.40%
    9          6.00%(b)            $127,260             $7,000                  5.50%
   10          7.30%(b)            $127,895             $7,000                  5.50%
------------------------------------------------------------------------------------------------


(a) the Deferral bonus Roll-up rate applies.

(b) the Annual Roll-up rate applies.

(c) In contract years 6 through 8, the contract owner received the Annual withdrawal amount for those years.


FIXED PERCENTAGE OF 5.50% FROM BOTH YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT AND YOUR INVESTMENT PERFORMANCE ACCOUNT

Under this payment plan, you can receive a fixed dollar amount or an amount based on a fixed percentage as scheduled payments that may be greater than your Annual withdrawal amount. Your Annual withdrawal amount will be withdrawn first. Any requested amount in excess of the Annual withdrawal amount will be withdrawn from your Investment Performance account. In this example, the contract owner has elected to receive withdrawals at a fixed percentage of 5.50%.




------------------------------------------------------------------------------------------------------------------------------------
            DEFERRAL BONUS                                 WITHDRAWAL FROM      ADDITIONAL WITHDRAWAL
            ROLL-UP RATE                                  PROTECTION WITH         FROM INVESTMENT
               ANNUAL         BEGINNING OF YEAR GIB   INVESTMENT PERFORMANCE        PERFORMANCE         PERCENTAGE OF GIB BENEFIT
   YEAR     ROLL-UP RATE          BENEFIT BASE             ACCOUNT VALUE              ACCOUNT                BASE WITHDRAWN
------------------------------------------------------------------------------------------------------------------------------------
    1          4.80%(a)             $100,000                   $    0                  $    0                     0.00%
    2          4.30%(a)             $104,800                   $    0                  $    0                     0.00%
    3          5.20%(a)             $109,306                   $    0                  $    0                     0.00%
    4          5.40%(a)             $114,990                   $    0                  $    0                     0.00%
    5          5.00%(a)             $121,200                   $    0                  $    0                     0.00%
    6          4.70%(b)             $127,260                   $5,981                  $1,018                     5.50%
    7          5.20%(b)             $127,260                   $6,618                  $  382                     5.50%
    8          5.40%(b)             $127,260                   $6,872                  $  127                     5.50%
    9          6.00%(b)             $127,260                   $6,999                  $    0                     5.50%
   10          7.30%(b)             $127,896                   $7,034                  $    0                     5.50%
------------------------------------------------------------------------------------------------------------------------------------



E-3 Appendix V: Examples of Automatic payment plans

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Appendix VI: Examples of how withdrawals affect your Guaranteed benefit bases

--------------------------------------------------------------------------------

EXAMPLE #1


As described below, this example assumes the Protection with Investment Performance account value is LESS THAN the GIB benefit base at the time of the first withdrawal. Assuming $100,000 is invested in the Protection with Investment Performance variable investment options, with no additional contributions, no transfers, the GIB benefit base and the Guaranteed minimum death benefit base for an owner age 60 would be calculated as follows:



                                                               ASSUMED
                                                               DEFERRAL
                        PROTECTION WITH                         BONUS
                           INVESTMENT                       ROLL-UP RATE/
  END OF     ASSUMED      PERFORMANCE                           ANNUAL
 CONTRACT      NET          ACCOUNT                            ROLL-UP
   YEAR       RETURN         VALUE           WITHDRAWAL          RATE
---------- ----------- ----------------- ----------------- ---------------
  0                         $100,000
  1           3.0%          $103,000         $    0               4.0%
  2           4.0%          $107,120         $    0               4.0%
  3           6.0%          $113,547         $    0               4.0%
  4           6.0%          $120,360         $    0               4.0%
  5           7.0%          $128,785         $    0               4.0%

Alternative #1: Owner withdraws the Annual withdrawal amount, which equals $4,913
---------------------------------------------------------------------------------
  Year 6    (5.0)%          $122,346         $4,913               4.0%

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:             $4,913(7)

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
------------------------------------------------------------------------------------------
  Year 6    (5.0)%          $122,346         $7,000               4.0%

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:             $4,829(11)


                GUARANTEED
                  INCOME
                 BENEFIT                         GUARANTEED MINIMUM DEATH BENEFITS
           ------------------- ---------------------------------------------------------------------
                                                      HIGHEST
                                   RETURN OF        ANNIVERSARY         ROLL-UP TO
  END OF           GIB             PRINCIPAL           VALUE              AGE 85        "GREATER OF"
 CONTRACT        BENEFIT            BENEFIT           BENEFIT            BENEFIT          BENEFIT
   YEAR            BASE               BASE              BASE               BASE             BASE
---------- ------------------- ----------------- ----------------- ------------------- -------------
  0            $100,000(3)         $100,000(1)       $100,000(2)        $100,000(3)       $100,000
  1            $104,000(3)         $100,000(1)       $103,000(2)        $104,000(3)       $104,000
  2            $108,160(3)         $100,000(1)       $107,120(2)        $108,160(3)       $108,160
  3            $113,547(3)         $100,000(1)       $113,547(2)        $113,547(3)       $113,547
  4            $118,089(3)         $100,000(1)       $120,360(2)        $118,089(3)       $120,360
  5            $122,813(3)         $100,000(1)       $128,785(2)        $122,813(3)       $128,785

Alternative #1: Owner withdraws t he Annual withdrawal amount, which equals $4,913
----------------------------------------------------------------------------------------------------
  Year 6       $122,813(6)         $95,985(4)        $123,615(5)        $122,813(6)       $123,615

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
----------------------------------------------------------------------------------------------------
  Year 6       $120,717(10)        $94,279(8)        $121,417(9)        $120,717(10)       $121,417

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:


CONTRACT YEARS 1-5:


At the end of contract years 1-5, the Guaranteed benefit bases are as follows:

(1) The RETURN OF PRINCIPAL BENEFIT BASE is equal to the initial contribution to the Protection with Investment Performance variable investment options, or $100,000.

(2) The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is equal to the greater of the Protection with Investment Performance account value and the Highest Anniversary Value benefit base as of the last contract date anniversary.

For example:

    o At the end of contract year 3, the Highest Anniversary Value benefit base is $113,547. This is because the Protection with Investment Performance account value ($113,547) is greater than the Highest Anniversary Value benefit base as of the last contract date anniversary.

(3) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE (the "Roll-up benefit bases") are equal to the Roll-up benefit bases as of the last contract date anniversary plus the Deferral bonus Roll-up amount (the Roll-up benefit bases as of the last contract date anniversary multiplied by the assumed Deferral bonus Roll-up rate). On the third contract date anniversary, the Roll-up benefit bases will equal the Protection with Investment Performance account value, if higher than the prior Roll-up benefit bases as of the last contract date anniversary, plus the Deferral bonus Roll-up amount. It is important to note that withdrawals up to your Annual withdrawal amount will not reduce your GIB benefit base. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the GIB benefit base at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your GIB benefit base until the end of the contract year.


For example:

    o At the end of contract year 2, the Roll-up benefit bases are equal to $108,160. This is calculated by taking the Roll-up benefit bases as of the last contract date anniversary $104,000, and multiplying it by the assumed Deferral bonus Roll-up rate of 4%. ($104,000 x 1.04 = $108,160).

                                --------------



         Appendix VI: Examples of how withdrawals affect your Guaranteed benefit bases F-1

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For both Alternatives below, the Annual withdrawal amount in contract year 6 equals $4,913 (the assumed Annual Roll-up rate (4%) x $122,813 (the GIB benefit base)).


ALTERNATIVE #1: CONTRACT YEAR 6 (OWNER WITHDRAWS ANNUAL WITHDRAWAL AMOUNT)


The pro-rata calculation for the Return of Principal benefit base and the Highest Anniversary Value benefit base is as follows: Since the withdrawal amount of $4,913 equals 4.015% of the Protection with Investment Performance account value ($4,913 divided by $122,346 = 4.015%), each benefit base would be reduced by 4.015%.


At the end of contract year 6, the Guaranteed benefit bases are as follows:

(4) The RETURN OF PRINCIPAL BENEFIT BASE is reduced pro-rata, as follows:
    $100,000 (benefit base as of the last contract date anniversary) - $4,015 (4.015% x $100,000) = $95,985;

(5) The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is reduced pro-rata, as follows:
    $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $5,170 (4.015% x $128,785) = $123,615;

(6) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE are equal to $122,813, (the Roll-up benefit bases as of the last contract date anniversary). Since the full Annual withdrawal amount was taken, the Roll-up benefit bases neither decrease nor increase;

(7) As a result of the withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $4,913 [4% (the assumed Annual Roll-up rate) x $122,813 (the Roll-up benefit bases as of the sixth contract anniversary)].


ALTERNATIVE #2: CONTRACT YEAR 6 (OWNER TAKES AN "EXCESS WITHDRAWAL")

The pro-rata calculation for the reduction in the Return of Principal benefit base and the Highest Anniversary Value benefit base is as follows: Since the withdrawal amount of $7,000 equals 5.721% of the Protection with Investment Performance account value ($7,000 divided by $122,346 = 5.721%), each benefit base would be reduced by 5.721%.

The pro-rata calculation for the reduction in the Roll-up benefit bases is as follows: $7,000 (the amount of the withdrawal) - $4,913 (the Annual withdrawal amount) = $2,087 (the "Excess withdrawal" amount). Since the amount of the Excess withdrawal equals 1.706% of the Protection with Investment Performance account value ($2,087 divided by $122,346 = 1.706%), the Roll-up benefit bases would be reduced by 1.706%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(8) The RETURN OF PRINCIPAL BENEFIT BASE is reduced pro-rata, as follows:
    $100,000 (benefit base as of the last contract date anniversary) - $5,721 (5.721% x $100,000) = $94,279;

(9) The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is reduced pro-rata, as follows:
    $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $7,368 (5.721% x $128,785) = $121,417;

(10) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE are reduced pro-rata, as follows: $122,813 (the Roll-up benefit bases as of the last contract date anniversary) - $2,095 (1.706% x $122,813) = $120,717.

(11) As a result of the Excess withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $4,829 [4% (the assumed Annual Roll-up rate) x $120,717 (the Roll-up benefit bases as of the sixth contract anniversary)].


F-2 Appendix VI: Examples of how withdrawals affect your Guaranteed benefit bases

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EXAMPLE #2


This example assumes the the Protection with Investment Performance account value is GREATER THAN the GIB benefit base at the time of the first withdrawal. Assuming $100,000 is invested in the Protection with Investment Performance variable investment options, with no additional contributions, no transfers, the GIB benefit base and the Guaranteed minimum death benefit base for an owner age 60 would be calculated as follows:



                                                          ASSUMED
                                                           ANNUAL
                       PROTECTION WITH                    DEFERRAL
                          INVESTMENT                       BONUS
  END OF     ASSUMED     PERFORMANCE                   ROLL-UP RATE/
 CONTRACT      NET         ACCOUNT                        ROLL-UP
   YEAR       RETURN        VALUE       WITHDRAWAL          RATE
---------- ------------ -------------- -------------- ----------------------
     0                    $100,000
     1          3.0%      $103,000        $    0            4.0%
     2          4.0%      $107,120        $    0            4.0%
     3          6.0%      $113,547        $    0            4.0%
     4          6.0%      $120,360        $    0            4.0%
     5          7.0%      $128,785        $    0            4.0%

Alternative #1: Owner withdraws Annual withdrawal amount, which equals $4,913
-----------------------------------------------------------------------------
  Year 6        5.0%      $135,224        $4,913            4.0%

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:          $4,913(7)

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
------------------------------------------------------------------------------------------
  Year 6        5.0%      $135,224        $7,000             4.0%

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:          $4,837(11)


                  GUARANTEED
                    INCOME
                   BENEFIT
             -------------------
                                                        GUARANTEED MINIMUM DEATH BENEFIT
                                     ------------------------------------------------------------------
                                                         HIGHEST
                                     RETURN OF         ANNIVERSARY         ROLL-UP TO
  END OF             GIB             PRINCIPAL            VALUE              AGE 85         "GREATER OF"
 CONTRACT          BENEFIT            BENEFIT            BENEFIT            BENEFIT           BENEFIT
   YEAR              BASE               BASE               BASE               BASE              BASE
-----------  ------------------ -------------------  ---------------- -------------------  -------------
     0           $100,000(3)         $100,000(1)        $100,000(2)        $100,000(3)        $100,000
     1           $104,000(3)         $100,000(1)        $103,000(2)        $104,000(3)        $104,000
     2           $108,160(3)         $100,000(1)        $107,120(2)        $108,160(3)        $108,160
     3           $113,547(3)         $100,000(1)        $113,547(2)        $113,547(3)        $113,547
     4           $118,089(3)         $100,000(1)        $120,360(2)        $118,089(3)        $120,360
     5           $122,813(3)         $100,000(1)        $128,785(2)        $122,813(3)        $128,785

Alternative #1: Owner withdraws Annual withdrawal amount, which equals $4,913
--------------------------------------------------------------------------------------------------------------
  Year 6         $122,813(6)         $ 96,367(4)        $124,106(5)        $122,813(6)        $124,106

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
--------------------------------------------------------------------------------------------------------------
  Year 6         $120,916(10)        $ 94,823(8)        $122,118(9)        $120,916(10)       $122,118

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:


CONTRACT YEARS 1-5:


At the end of contract years 1-5, the Guaranteed benefit bases are as follows:

(1) The RETURN OF PRINCIPAL BENEFIT BASE is equal to the initial contribution to the Protection with Investment Performance variable investment options, or $100,000.

(2) The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is equal to the greater of the Protection with Investment Performance account value and the Highest Anniversary Value benefit base as of the last contract date anniversary.

For example:

    o At the end of contract year 4 the Highest Anniversary Value benefit base is $120,360. This is because the Protection with Investment Performance account value ($120,360) is greater than the Highest Anniversary Value benefit base as of the last contract date anniversary ($113,547).

(3) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE (the "Roll-up benefit bases") are equal to the Roll-up benefit bases as of the last contract date anniversary plus the Deferral bonus Roll-up amount (the Roll-up benefit bases as of the last contract date anniversary multiplied by the assumed Deferral bonus Roll-up rate). On the third contract date anniversary, the Roll-up benefit bases will equal the Protection with Investment Performance account value, if higher than the Roll-up benefit bases as of the last contract date anniversary plus the Deferral bonus Roll-up amount. It is important to note that withdrawals up to your Annual withdrawal amount will not reduce your GIB benefit base. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the GIB benefit base at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your GIB benefit base until the end of the contract year.

For example:

    o At the end of contract year 3, the Roll-up benefit bases are equal to $113,547. This is because the Protection with Investment Performance account value ($113,547) is greater than the Roll-up benefit bases as the last contract date anniversary ($108,160) plus the Deferral bonus Roll-up amount ($4,326).


For both Alternatives below, the Annual withdrawal amount in contract year 6 equals $4,913 (the assumed Annual Roll-up rate (4%) x $122,813 (the GIB benefit base)).


         Appendix VI: Examples of how withdrawals affect your Guaranteed benefit bases F-3

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ALTERNATIVE #1: CONTRACT YEAR 6 (OWNER WITHDRAWS ANNUAL WITHDRAWAL AMOUNT)


The pro-rata calculation for the Return of Principal death benefit base and the Highest Anniversary Value benefit base is as follows: Since the withdrawal amount of $4,913 equals 3.633% of the Protection with Investment Performance account value ($4,913 divided by $135,224 = 3.633%), each benefit base would be reduced by 3.633%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(4)  The RETURN OF PRINCIPAL BENEFIT BASE is reduced pro-rata, as follows:
     $100,000 (benefit base as of the last contract date anniversary) - $3,633 (3.633% x $100,000) = $96,367;

(5)  The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is reduced pro-rata, as follows:
     $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $4,679 (3.633% x $128,785) = $124,106;

(6) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE are equal to $122,813, (the Roll-up benefit bases as of the last contract date anniversary). Since the full Annual withdrawal amount was taken, the Roll-up benefit bases neither decrease nor increase;

(7) As a result of the withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $4,913 [4% (the assumed Annual Roll-up rate) x $122,813 (the Roll-up benefit bases as of the sixth contract anniversary)].



ALTERNATIVE #2: CONTRACT YEAR 6 (OWNER TAKES AN "EXCESS WITHDRAWAL")


The pro-rata calculation for the reduction in the Return of Principal benefit base and the Highest Anniversary Value benefit base is as follows: Since the withdrawal amount of $7,000 equals 5.177% of the Protection with Investment Performance account value ($7,000 divided by $135,224 = 5.177%), each benefit base would be reduced by 5.177%.

The pro-rata calculation for the reduction in the Roll-up benefit bases is as follows: $7,000 (the amount of the withdrawal) - $4,913 (the Annual withdrawal amount) = $2,087 (the "Excess withdrawal" amount). Since the amount of the Excess withdrawal equals 1.544% of the Protection with Investment Performance account value ($2,087 divided by $135,224 = 1.544%), the Roll-up benefit bases would be reduced by 1.544%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(8)  The RETURN OF PRINCIPAL BENEFIT BASE is reduced pro-rata, as follows:
     $100,000 (benefit base as of the last contract date anniversary) - $5,177 (5.177% x $100,000) = $94,823;

(9)  The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is reduced pro-rata, as follows:
     $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $6,667 (5.177% x $128,785) = $122,118;

(10) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE are reduced pro-rata, as follows: $122,813 (the Roll-up benefit bases as of the last contract date anniversary) - $1,897 (1.544% x $122,813) = $120,916.

(11) As a result of the Excess withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $4,837 [4% (the assumed Annual Roll-up rate) x $120,916 (the Roll-up benefit bases as of the sixth contract anniversary)].


F-4 Appendix VI: Examples of how withdrawals affect your Guaranteed benefit bases

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Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                            Page

Who is AXA Equitable?                                                        2
Unit Values                                                                  2
Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Financial Statements                                                         2


HOW TO OBTAIN A RETIREMENT CORNERSTONE(SM) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
 Retirement Service Solutions
 P.O. Box 1547
 Secaucus, NJ 07096-1547

--------------------------------------------------------------------------------

Please send me a Retirement Cornerstone(SM) -- Series ADV SAI for SEPARATE
ACCOUNT NO. 49 dated January   , 2011.



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                   State       Zip





                                                                           x3230



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Retirement Cornerstone(SM) Series

A combination variable and fixed deferred annuity contract



PROSPECTUS DATED JANUARY   , 2011



Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for each Trust, which contain important information about the portfolios.

--------------------------------------------------------------------------------

WHAT IS THE RETIREMENT CORNERSTONE(SM) SERIES?


The Retirement Cornerstone(SM) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. This series consists of Retirement Cornerstone(SM) Series B ("Series B"), Retirement Cornerstone(SM) Series CP(SM) ("Series CP(SM)"), Retirement Cornerstone(SM) Series L ("Series L") and Retirement Cornerstone(SM) Series C ("Series C"). The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging (together, the "Special DCA programs").(+)


For Series CP(SM) contracts, we allocate a Credit to your account value at the same time we allocate your contribution. Under the Series CP(SM) contracts, a portion of the withdrawal charge and mortality and expense risks charge are used to recover the cost of providing the Credit. The charge associated with the Credit may, over time, exceed the sum of the Credit and related earnings. Expenses for a contract with a Credit may be higher than expenses for a contract without a Credit.


This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

The contract may not currently be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchase the contract. For a state-by-state description of all material variations of this contract, see Appendix V later in this Prospectus. All features and benefits may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. WE RESERVE THE RIGHT TO DISCONTINUE ACCEPTANCE OF ANY APPLICATION OR CONTRIBUTION FROM YOU AT ANY TIME, INCLUDING AFTER YOU PURCHASE THE CONTRACT. IF YOU HAVE ONE OR MORE GUARANTEED BENEFITS AND WE EXERCISE OUR RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS TO THE CONTRACT AND/OR CONTRIBUTIONS AND/OR TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS MEANS THAT IF YOU HAVE NOT YET ALLOCATED AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NOT BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS ALSO MEANS THAT IF YOU HAVE ALREADY FUNDED YOUR GUARANTEED BENEFITS BY ALLOCATING AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO INCREASE YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE AND THE BENEFIT BASES ASSOCIATED WITH YOUR GUARANTEED BENEFITS THROUGH CONTRIBUTIONS AND TRANSFERS.

In order to fund certain benefits, you must select specified investment options. See "What are your investment options under the contract?" and "Allocating your contributions" in "Contract features and benefits" later in this Prospectus for more information on applicable allocation requirements.


TYPES OF CONTRACTS. We offer the contracts for use as:

o     A nonqualified annuity ("NQ") for after-tax contributions only.

o     An individual retirement annuity ("IRA"), either traditional IRA or Roth
      IRA.

o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

o An annuity that is an investment vehicle for a qualified plan ("QP") (whether defined contribution or defined benefits; transfer contributions only).

Not all types of contracts are available with each version of the Retirement Cornerstone(SM) Series contracts. See "How you can purchase and contribute to your contract" in "Contract features and benefits" for more information.


The optional Guaranteed benefits under the contract include: (i) the Guaranteed income benefit ("GIB"), (ii) the Return of Principal death benefit; (iii) the Highest Anniversary Value death benefit; and (iv) the "Greater of" death benefit (collectively, the "Guaranteed benefits").

THE GIB IS ISSUED WITH ALL ELIGIBLE CONTRACTS UNLESS YOU TELL US THAT YOU DO NOT WANT IT BY "OPTING OUT" AT THE TIME YOU APPLY FOR THE CONTRACT. IF YOU OPT OUT, THE GIB CANNOT BE ADDED LATER.


The registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional
information ("SAI") dated January   ,2011, is part of the registration
statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


----------------------

(+) The account for special dollar cost averaging is only available with Series B and Series L contracts. The account for special money market dollar cost averaging is only available with Series C and Series CP(SM) contracts.



                                                                          X03195
                                                                   (NAT'L-RC 11)

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Our variable investment options are subaccounts offered through Separate
Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of one of the trusts (the "Trusts"). Below is a complete list of the variable investment options:





--------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST                        AMERICAN CENTURY VARIABLE
o AXA Aggressive Allocation                    PORTFOLIOS, INC. -- CLASS II
o AXA Moderate Allocation                    o American Century VP Large
o AXA Moderate-Plus Allocation                 Company Value Fund
  EQ ADVISORS TRUST                          o American Century VP Mid Cap Value
o All Asset Allocation                         Fund
o AXA Balanced Strategy*(1)                    BLACKROCK VARIABLE SERIES FUNDS,
o AXA Conservative Growth Strategy*(1)         INC. -- CLASS III
o AXA Conservative Strategy*(1)              o BlackRock Global Allocation
o AXA Growth Strategy(1)                       V.I. Fund
o AXA Moderate Growth Strategy*(1)           o BlackRock Large Cap Growth V.I. Fund
o AXA Tactical Manager 2000(1)                 FIDELITY(R) VARIABLE INSURANCE
o AXA Tactical Manager 400(1)                  PRODUCTS FUND -- SERVICE CLASS 2
o AXA Tactical Manager 500(1)                o Fidelity(R) VIP Asset Manager: Growth(R)
o AXA Tactical Manager International(1)        Portfolio
o EQ/AllianceBernstein International         o Fidelity(R) VIP Contrafund(R) Portfolio
o EQ/AllianceBernstein Small Cap             o Fidelity(R) VIP Freedom 2015 Portfolio
  Growth                                     o Fidelity(R) VIP Freedom 2020 Portfolio
o EQ/AXA Franklin Small Cap Value Core       o Fidelity(R) VIP Freedom 2025 Portfolio
o EQ/BlackRock Basic Value Equity            o Fidelity(R) VIP Freedom 2030 Portfolio
o EQ/BlackRock International Value           o Fidelity(R) VIP Mid Cap Portfolio
o EQ/Boston Advisors Equity Income           o Fidelity(R) VIP Strategic Income Portfolio
o EQ/Capital Guardian Research                 FRANKLIN TEMPLETON VARIABLE
o EQ/Common Stock Index                        INSURANCE PRODUCTS TRUST -- CLASS 2
o EQ/Core Bond Index(1)                      o Franklin Income Securities Fund
o EQ/Davis New York Venture                  o Franklin Strategic Income Securities
o EQ/Equity 500 Index                          Fund
o EQ/Franklin Core Balanced                  o Franklin Templeton VIP Founding Funds
o EQ/Franklin Templeton Allocation             Allocation Fund
o EQ/GAMCO Mergers and Acquisitions          o Mutual Shares Securities Fund
o EQ/GAMCO Small Company Value               o Templeton Developing Markets
o EQ/Global Bond PLUS                          Securities Fund
o EQ/Global Multi-Sector Equity              o Templeton Foreign Securities Fund
o EQ/Intermediate Government Bond            o Templeton Global Bond Securities Fund
  Index(1)                                   o Templeton Growth Securities Fund
o EQ/International Core PLUS                   GOLDMAN SACHS VARIABLE INSURANCE
o EQ/International ETF                         TRUST -- SERVICE SHARES
o EQ/International Growth                    o Goldman Sachs VIT Mid Cap Value Fund
o EQ/JPMorgan Value Opportunities              AIM VARIABLE INSURANCE FUNDS
o EQ/Large Cap Growth Index                    (INVESCO VARIABLE INSURANCE FUNDS)
o EQ/Large Cap Growth PLUS                     -- SERIES II
o EQ/Large Cap Value Index                   o Invesco V.I. Global Real Estate Fund
o EQ/Large Cap Value PLUS                    o Invesco V.I. High Yield
o EQ/Mid Cap Index                           o Invesco V.I. International Growth Fund
o EQ/Mid Cap Value PLUS                      o Invesco V.I. Leisure Fund
o EQ/Money Market                            o Invesco V.I. Mid Cap Core Equity Fund
o EQ/Montag & Caldwell Growth                o Invesco V.I. Small Cap Equity Fund
o EQ/Morgan Stanley Mid Cap Growth             IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
o EQ/Mutual Large Cap Equity                 o Ivy Funds VIP Asset Strategy
o EQ/Oppenheimer Global                      o Ivy Funds VIP Dividend Opportunities
o EQ/PIMCO Ultra Short Bond                  o Ivy Funds VIP Energy
o EQ/Small Company Index                     o Ivy Funds VIP Global Natural Resources
o EQ/T. Rowe Price Growth Stock              o Ivy Funds VIP High Income
o EQ/Templeton Global Equity                 o Ivy Funds VIP Mid Cap Growth
o EQ/Van Kampen Comstock                     o Ivy Funds VIP Science and Technology
o EQ/Wells Fargo Advantage Omega             o Ivy Funds VIP Small Cap Growth
  Growth                                       LAZARD RETIREMENT SERIES, INC. --
  ALLIANCEBERNSTEIN VARIABLE                   SERVICE SHARES
  PRODUCT SERIES FUND, INC. -- CLASS B       o Lazard Retirement Emerging Markets
o AllianceBernstein VPS Balanced Wealth        Equity Portfolio
  Strategy Portfolio
o AllianceBernstein VPS International
  Growth Portfolio

--------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------------------
  LORD ABBETT SERIES                            PROFUNDS VP
o Lord Abbett Bond Debenture                  o ProFund VP Bear
o Lord Abbett Classic Stock                   o ProFund VP Biotechnology
o Lord Abbett Growth Opportunities              RYDEX VARIABLE TRUST
  MFS(R) VARIABLE INSURANCE TRUSTS --         o Rydex SGI VT Alternative Strategies
  SERVICE CLASS                                 Allocation Fund
o MFS(R) International Value Portfolio        o Rydex SGI VT Managed Futures
o MFS(R) Investors Growth Stock Series          Strategy Fund
o MFS(R) Investors Trust Series               o Rydex VT Inverse S&P Strategy Fund
o MFS(R) Technology Portfolio                   T. ROWE PRICE EQUITY SERIES, INC.
o MFS(R) Utilities Series                     o T.Rowe Price Health Sciences
  PIMCO VARIABLE INSURANCE TRUST --             Portfolio II
  ADVISOR CLASS                                 VAN ECK VIP TRUST -- S CLASS
o PIMCO VIT CommodityRealReturn(R)            o Van Eck VIP Global Hard Assets Fund
  Strategy Portfolio
o PIMCO VIT Emerging Markets Bond
  Portfolio
o PIMCO VIT Real Return
  Strategy Portfolio
o PIMCO VIT Total Return Portfolio



*     The "AXA Strategic Allocation Portfolios"



(1) This variable investment option is also available as a Protection with Investment Performance variable investment option should you decide to fund your Guaranteed benefits. For more information, please see "What are your investment options under the contract?" under "Contract features and benefits" later in this Prospectus.

Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options. IF YOU HAVE ONE OR MORE GUARANTEED BENEFITS AND WE EXERCISE OUR RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS TO THE CONTRACT AND/OR CONTRIBUTIONS AND/OR TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS MEANS THAT IF YOU HAVE NOT YET ALLOCATED AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NOT BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS ALSO MEANS THAT IF YOU HAVE ALREADY FUNDED YOUR GUARANTEED BENEFITS BY ALLOCATING AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO INCREASE YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE AND THE BENEFIT BASES ASSOCIATED WITH YOUR GUARANTEED BENEFITS THROUGH CONTRIBUTIONS AND TRANSFERS. Also, we limit the number of variable investment options that you may select.


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Contents of this Prospectus

--------------------------------------------------------------------------------



RETIREMENT CORNERSTONE(SM) SERIES
--------------------------------------------------------------------------------
Definitions of key terms                                                     5
Who is AXA Equitable?                                                        8
How to reach us                                                              9
Retirement Cornerstone(SM) Series at a glance -- key features               11



--------------------------------------------------------------------------------
FEE TABLE                                                                   15
--------------------------------------------------------------------------------
Examples                                                                    17
Condensed financial information                                             19



--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           20
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                        20
Owner and annuitant requirements                                            39
How you can make your contributions                                         39
What are your investment options under the contract?                        40
Portfolios of the Trusts                                                    42
Allocating your contributions                                               51
Dollar cost averaging                                                       53
Credits (for Series CP(SM) contracts)                                       56
Guaranteed income benefit                                                   57
Death benefit                                                               66
Guaranteed minimum death benefits                                           66
Series CP(SM) Credits and your Guaranteed benefit base                      70
How withdrawals affect your Guaranteed benefits                             70
Dropping or changing your Guaranteed benefits                               71
Inherited IRA beneficiary continuation contract                             72
Your right to cancel within a certain number of days                        73



--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        75
--------------------------------------------------------------------------------
Your account value and cash value                                           75
Your contract's value in the variable investment options                    75
Your contract's value in the guaranteed interest option                     75
Your contract's value in the account for special dollar
     cost averaging                                                         75
Effect of your account values falling to zero                               75



----------------------

"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.



                                                  Contents of this Prospectus  3


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--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         77
--------------------------------------------------------------------------------
Transferring your account value                                             77
Disruptive transfer activity                                                78
Rebalancing among your Investment Performance variable
     investment options and guaranteed interest option                      79



--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     81
--------------------------------------------------------------------------------
Withdrawing your account value                                              81
How withdrawals are taken from your Total account value                     84
Withdrawals treated as surrenders                                           85
Surrendering your contract to receive its cash value                        85
When to expect payments                                                     85
Your annuity payout options                                                 86


--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     89
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          89
Charges that the Trusts deduct                                              92
Group or sponsored arrangements                                             93
Other distribution arrangements                                             93


--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 94
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     94
Non-spousal joint owner contract continuation                               95
Spousal continuation                                                        95
Beneficiary continuation option                                             96


--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          98
--------------------------------------------------------------------------------
Overview                                                                    98
Contracts that fund a retirement arrangement                                98
Special rule for conversions to Roth IRA in 2010                            98
Transfers among investment options                                          98
Taxation of nonqualified annuities                                          98
Individual retirement arrangements (IRAs)                                  100
Traditional individual retirement annuities (traditional IRAs)             101
Roth individual retirement annuities (Roth IRAs)                           106
Federal and state income tax withholding and
     information reporting                                                 108
Special rules for contracts funding qualified plans                        109
Impact of taxes to AXA Equitable                                           109



--------------------------------------------------------------------------------
8. MORE INFORMATION                                                        110
--------------------------------------------------------------------------------
About Separate Account No. 49                                              110
About the Trusts                                                           110
About the general account                                                  110
About other methods of payment                                             111
Dates and prices at which contract events occur                            111
About your voting rights                                                   112
Misstatement of age                                                        112
Statutory compliance                                                       112
About legal proceedings                                                    113
Financial statements                                                       113
Transfers of ownership, collateral assignments,
     loans and borrowing                                                   113
About Custodial IRAs                                                       113
How divorce may affect your Guaranteed benefits                            113
Distribution of the contracts                                              114




--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
  I -- Dropping or changing your Guaranteed benefits                       A-1
 II -- Purchase considerations for QP contracts                            B-1
III -- Guaranteed benefit base examples                                    C-1
 IV -- Hypothetical illustrations                                          D-1
  V -- State contract availability and/or variations of certain
       features and benefits                                               E-1
 VI -- Examples of Automatic payment plans                                 F-1
VII -- Examples of how withdrawals affect your Guaranteed
       benefit bases                                                       G-1



--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

4  Contents of this Prospectus



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Definitions of key terms


--------------------------------------------------------------------------------


ANNUAL ROLL-UP RATE -- The "Annual Roll-up rate" is the rate used to calculate the Annual withdrawal amount. It is also used to calculate amounts credited to your GIB benefit base and Roll-up to age 85 benefit base (for contracts with the "Greater of" guaranteed minimum death benefit).

ANNUAL WITHDRAWAL AMOUNT -- The "Annual withdrawal amount" is the amount that can be withdrawn from your contract without reducing your GIB benefit base and Roll-up to age 85 benefit base. It is equal to the Annual Roll-up rate in effect at the time, multiplied by the GIB benefit base as of the most recent contract date anniversary.

ANNUITANT -- The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract's owner. Where the owner of the contract is a non-natural, the annuitant is the measuring life for determining benefits under the contract.

AUTOMATIC INVESTMENT PROGRAM ("AIP") -- The "Automatic investment program" allows you to make on-going contributions to your contract through electronic fund transfers from your financial institution.

BUSINESS DAY -- Our "business day" is generally and day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). If the Securities and Exchange Commission determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a business day.

CASH VALUE -- At any time before annuity payments begin, your contract's "cash value" is equal to the Total account value.

CONTRACT DATE -- The "contract date" is the effective date of the contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract.

CONTRACT DATE ANNIVERSARY -- The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1st, your contract date anniversary is April 30th.

CONTRACT YEAR -- The "contract year" is the 12-month period beginning on your contract date and each 12-month period after that date.

CREDIT -- An amount credited to your account value at the same time we allocate your contribution. The amount of the credit is either 4% or 5% of each contribution based on total first year contributions.

CUSTOMIZED PAYMENT PLAN -- For contracts with GIB, our "Customized payment plan" allows you to request amounts up to your Annual withdrawal amount as scheduled payments to you through one of five customized options.

CUSTOM SELECTION RULES -- The "Custom Selection Rules" are rules for the allocation of contributions and for transfers to, and transfers among, the Protection with Investment Performance account. These rules require that allocations be made according to certain categories and investment option limits.

DEFERRAL BONUS ROLL-UP RATE -- The "Deferral bonus Roll-up rate" is used to calculate amounts credited to your GIB benefit base and the Roll-up to age 85 benefit base (used in the calculation of the "Greater of" death benefit).

EXCESS WITHDRAWAL -- For contracts with the GIB, an "Excess withdrawal" is a withdrawal in excess of your Annual withdrawal amount.

FREE LOOK -- If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. This is your "Free look" right under the contract.

GIB BENEFIT BASE -- The GIB benefit base is an amount used to determine your Annual withdrawal amount and your Lifetime GIB payments. Your GIB benefit base is created and increased by allocations and transfers to your Protection with Investment Performance account. The GIB benefit base is not an account value or cash value. The GIB benefit base is also used to calculate the charge for the GIB.

GENERAL DOLLAR COST AVERAGING -- Our "General dollar cost averaging program" is a program that allows for the systematic transfers of amounts in the EQ/Money Market variable investment option to the Investment Performance variable investment options.

"GREATER OF" DEATH BENEFIT -- The "Greater of" death benefit is an optional guaranteed minimum death benefit in connection with your Protection with Investment Performance account value only. The death benefit is calculated using the greater of two benefit bases -- the greater of the Roll-up to age 85 benefit base and the Highest Anniversary Value benefit base. There is an additional charge for the "Greater of" death benefit under the contract.

GUARANTEED INCOME BENEFIT ("GIB") -- The GIB is a benefit that guarantees, subject to certain restrictions, annual lifetime payments or "Lifetime GIB payments". The GIB also allows you to take certain withdrawals prior to the beginning of your Lifetime GIB payments that do not reduce your GIB benefit base (your "Annual withdrawal amount"). There is an additional charge for the GIB under the contract.

HIGHEST ANNIVERSARY VALUE DEATH BENEFIT -- The "Highest Anniversary Value death benefit" is an optional guaranteed minimum death benefit in connection with your Protection with Investment Performance account value only. The death benefit is calculated using the highest value of your Protection with Investment Performance account on your contract date anniversary. There is an additional charge for the Highest Anniversary Value death benefit under the contract.

INVESTMENT PERFORMANCE ACCOUNT VALUE -- The "Investment Performance account value" is the total value in: (i) the Investment Performance variable investment options, (ii) the Guaranteed interest option, and (iii) amounts in the account for special dollar cost averaging designated for the Investment Performance variable investment options.



                                                     Definitions of key terms  5



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INVESTMENT SIMPLIFIER  -- Our "Investment simplifier" allows for systematic transfers of amounts in the Guaranteed interest option to the Investment Performance account variable investment options. There are two options under the program -- the Fixed dollar option and the Interest sweep option.

IRA  -- Individual retirement annuity contract, either traditional IRA or Roth
IRA.

IRS  -- Internal Revenue Service

LIFETIME GIB PAYMENTS -- For contracts with the GIB, "Lifetime GIB payments" are annual lifetime payments that are calculated by applying a percentage to your GIB benefit base. Lifetime GIB payments will begin at the earliest of: (i) the contract date anniversary following the date the Protection with Investment Performance account falls to zero (except as the result of an Excess withdrawal), (ii) the contract date anniversary following your 95th birthday, and (iii) your contract's maturity date.

MATURITY DATE -- The contract's "maturity date" is generally the contract date anniversary that follows the annuitant's 95th birthday.

MAXIMUM PAYMENT PLAN -- For contracts with GIB, our "Maximum payment plan" allows you to request your Annual withdrawal amount as scheduled payments.

NQ CONTRACT  -- Nonqualified annuity contract

OWNER -- The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits.

PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE -- The "Protection with Investment Performance account value" is the total value in: (i) the Protection with Investment Performance variable investment options, and (ii) amounts in the account for special dollar cost averaging designated for the Protection with Investment Performance variable investment options.

RETURN OF PRINCIPAL DEATH BENEFIT -- The "Return of Principal" death benefit is a death benefit in connection with your Protection with Investment Performance account value only. The benefit is calculated using the amounts of contributions and transfers to the Protection with Investment Performance account, less withdrawals. There is no additional charge for this death benefit.

SAI  -- Statement of Additional Information

SEC  -- Securities and Exchange Commission

SPECIAL MONEY MARKET DOLLAR COST AVERAGING -- Our "Special money market dollar cost averaging program" allows for the systematic transfers of amounts in the account for special money market dollar cost averaging into both the Protection with Investment Performance variable investment options and Investment Performance variable investment options, and the Guaranteed interest option.

SYSTEMATIC TRANSFER PROGRAM -- Our "Systematic transfer program" is a program that allows you to have amounts in the Investment Performance account variable investment options and the Guaranteed interest option automatically transferred to your Protection with Investment Performance variable investment options.

TOTAL ACCOUNT VALUE -- Your "Total account value" is the total of (i) your Protection with Investment Performance account value and (ii) your Investment Performance account value.



6  Definitions of key terms



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To make this Prospectus easier to0read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.



-------------------------------------------------------------------------------------------------
           PROSPECTUS                                      CONTRACT OR SUPPLEMENTAL MATERIALS
-------------------------------------------------------------------------------------------------
           Total account value                             Annuity Account Value

           unit                                            Accumulation Unit

           Guaranteed minimum death benefit                Guaranteed death benefit

           guaranteed interest option                      Guaranteed Interest Account

           Protection with Investment Performance          Protection with Investment Performance
           variable investment options and contributions   Account Value
           to a Special DCA program designated for the
           Protection with Investment Performance
           variable investment options

           Investment Performance variable                 Investment Performance Account Value
           investment options, the guaranteed interest
           option and contributions to a Special DCA
           program designated for the Investment
           Performance variable investment options
-------------------------------------------------------------------------------------------------


                                                      Definitions of key terms 7



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Who is AXA Equitable?

--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


8  Who is AXA Equitable?



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HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------


FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
     Retirement Service Solutions
     P.O. Box 1577
     Secaucus, NJ 07096-1577




FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
     Retirement Service Solutions
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094



--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------


FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
     Retirement Service Solutions
     P.O. Box 1547
     Secaucus, NJ 07096-1547




FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
     Retirement Service Solutions
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094


Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.


--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o written confirmation of financial transactions and certain non-financial transactions, including termination of a systematic withdrawal option;

o statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

o annual statement of your contract values as of the close of the contract year.

--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 ONLINE ACCOUNT ACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:


o your current Total account value, Protection with Investment Performance account value, and Investment Performance account value;


o   your current allocation percentages;

o   the number of units you have in the variable investment options;

o   the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options subject to certain restrictions;

o   elect to receive certain contract statements electronically;


o enroll in, modify or cancel a rebalancing program of your Investment Performance account value (through Online Account Access only) (when available);


o request a quote of your Annual withdrawal amount (through Online Account Access) (when available);

o   change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only); and

o   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may access Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.


                                                        Who is AXA Equitable?  9

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We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing." See "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus for more information.


--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);

(2)   conversion of a traditional IRA to a Roth IRA contract;

(3)   election of the automatic investment program;

(4)   tax withholding elections;


(5)   election of the Beneficiary continuation option;


(6)   IRA contribution recharacterizations;

(7)   Section 1035 exchanges;

(8)   direct transfers and specified direct rollovers;


(9) requests to opt out of an automatic reset that is subject to an increase in a charge or reinstate automatic resets for both your GIB benefit base and your Roll-up to age 85 benefit base;


(10)  death claims;

(11)  change in ownership (NQ only, if available under your contract);

(12)  purchase by, or change of ownership to, a non-natural owner;


(13) requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed income benefit;

(14)  requests to drop or change your Guaranteed benefits;


(15)  requests to collaterally assign your NQ contract;

(16) requests to transfer, re-allocate, rebalance, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems); and


(17)  requests to enroll in or cancel the systematic transfer program.



WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)   beneficiary changes;

(2)   contract surrender and withdrawal requests;

(3) general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)   special dollar cost averaging (if available); and

(5)   special money market dollar cost averaging (if available).


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)   automatic investment program;

(2) general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)   special dollar cost averaging (if available);

(4)   special money market dollar cost averaging (if available);

(5)   substantially equal withdrawals;

(6)   systematic withdrawals; and

(7)   the date annuity payments are to begin.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:


(1) opt out of an automatic reset of your GIB benefit base and your Roll-up to age 85 benefit base (used to calculate your "Greater of" death benefit) that is subject to an increase in a charge.


----------------------
You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.


10  Who is AXA Equitable?



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Retirement Cornerstone(SM) Series at a glance -- key features

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
FOUR CONTRACT SERIES      This Prospectus describes four series of the Retirement Cornerstone(SM)
                          contract -- Series B, Series CP(SM), Series L, and Series C (together "the
                          Retirement Cornerstone(SM) Series"). Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options. Also, each series offers the Guaranteed income benefit and Guaranteed minimum death benefits.

                          Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                          Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "How you can purchase and contribute to your contract" in "Contract features and benefits" later in this Prospectus.

                          The chart below shows the availability of key features under each series of the contract.

                                                  SERIES B  SERIES CP(SM)   SERIES L   SERIES C
                          ---------------------------------------------------------------------------
                          Special dollar cost      Yes      No              Yes        No
                          averaging
                          ---------------------------------------------------------------------------
                          Special money market     No       Yes             No         Yes
                          dollar cost averaging
                          ---------------------------------------------------------------------------
                          Credits                  No       Yes             No         No

                          Throughout the Prospectus, any differences among the contract series are identified.

                          You should work with your financial professional to decide which series of the contract may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
-----------------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT   The Retirement Cornerstone(SM) Series' variable investment options invest
MANAGEMENT                in different Portfolios managed by professional investment advisers.
-----------------------------------------------------------------------------------------------------
GUARANTEED INTEREST       o Principal and interest guarantees.
OPTION
                          o Interest rates set periodically.
-----------------------------------------------------------------------------------------------------
TAX ADVANTAGES            o No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.
                          ---------------------------------------------------------------------------
                          o No tax on transfers among investment options inside the contract.
                          ---------------------------------------------------------------------------
                          If you are purchasing or contributing to an annuity contract which is an
                          Individual Retirement Annuity (IRA), or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the
                          Internal Revenue Code for these types of arrangements. Before purchasing or contributing to one of the contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement. Depending on your personal situation, the contract's Guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
-----------------------------------------------------------------------------------------------------


                Retirement Cornerstone(SM) Series at a glance -- key features 11


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
--------------------------------------------------------------------------------------------------------
GUARANTEED INCOME BENEFIT   The GIB guarantees, subject to certain restrictions, annual lifetime
("GIB")                     payments ("Lifetime GIB payments"), which will begin automatically at the earliest of: (i.) the contract date anniversary following the date your
                            Protection with Investment Performance account value falls to zero, except as the result of a withdrawal in excess of your Annual withdrawal amount
                            ("Excess withdrawal"); (ii.) the contract date anniversary following your
                            95th birthday; and (iii.) your contract's maturity date. Lifetime GIB payments can be on a single or joint life basis. YOUR LIFETIME GIB
                            PAYMENTS ARE CALCULATED BY APPLYING A PERCENTAGE (WHICH IS BASED ON YOUR
                            AGE AT THE TIME YOUR PAYMENTS BEGIN) TO YOUR GIB BENEFIT BASE. YOUR GIB
                            BENEFIT BASE IS TIED TO AMOUNTS YOU ALLOCATE TO YOUR PROTECTION WITH
                            INVESTMENT PERFORMANCE ACCOUNT. THE INVESTMENT OPTIONS AVAILABLE TO FUND
                            YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT ARE LIMITED. SEE "GIB
                            BENEFIT BASE" IN "CONTRACTS FEATURES AND BENEFITS" LATER IN THIS
                            PROSPECTUS.

                            AN EXCESS WITHDRAWAL THAT REDUCES YOUR PROTECTION WITH INVESTMENT
                            PERFORMANCE ACCOUNT VALUE TO ZERO WILL CAUSE YOUR GIB TO TERMINATE. EVEN
                            IF AN EXCESS WITHDRAWAL DOES NOT CAUSE YOUR GIB TO TERMINATE, IT CAN
                            GREATLY REDUCE YOUR GIB BENEFIT BASE AND THE VALUE OF YOUR BENEFIT.
                            BEGINNING IN THE SECOND CONTRACT YEAR, AND PRIOR TO THE BEGINNING OF YOUR
                            LIFETIME GIB PAYMENTS, YOU CAN TAKE YOUR ANNUAL WITHDRAWAL AMOUNT WITHOUT
                            REDUCING YOUR GIB BENEFIT BASE.

                            The GIB is issued with all eligible contracts unless you opt out at the time you apply for your Retirement Cornerstone(SM) contract. See "Lifetime
                            GIB payments" and "Annual withdrawal amount" under "Guaranteed income benefit" in "Contract features and benefits" later in this Prospectus. ANY
                            AMOUNTS YOU WISH TO BE CREDITED TOWARD YOUR GIB MUST BE ALLOCATED TO THE
                            PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS.
                            AMOUNTS INVESTED IN THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE
                            INVESTMENT OPTIONS MUST BE ALLOCATED IN ACCORDANCE WITH CERTAIN INVESTMENT
                            RESTRICTIONS.
--------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM          o Return of Principal death benefit
DEATH BENEFITS ("GMDBS")
                            o Highest Anniversary Value death benefit

                            o "Greater of" death benefit

                            The GMDBs are funded through contributions and transfers to the Protection with Investment Performance account.

                            All three GMDBs are available in combination with the GIB. The Return of
                            Principal death benefit and the Highest Anniversary Value death benefit are available without the GIB. However, the "Greater of" death benefit can only be selected in combination with the GIB. If you do not select either the Highest Anniversary Value death benefit or the "Greater of" death benefit, the Return of Principal death benefit will automatically be issued with all eligible contracts. Eligible contracts are those that meet the owner and annuitant issue age requirements described under "How you can purchase and contribute to your contract" in "Contract features and benefits."

                            The death benefit in connection with your Investment Performance account value is equal to your Investment Performance account value as of the day we receive satisfactory proof of death.
--------------------------------------------------------------------------------------------------------
DROPPING OR CHANGING YOUR   You have the option to drop or change your Guaranteed benefits subject to
GUARANTEED BENEFITS         our rules. IN SOME CASES, YOU MAY HAVE TO WAIT FOUR CONTRACT YEARS IN
                            ORDER TO DROP YOUR BENEFITS. Please see "Dropping or changing your
                            Guaranteed benefits" in "Contract features and benefits," as well as
                            Appendix I, for more information.
--------------------------------------------------------------------------------------------------------


12 Retirement Cornerstone(SM) Series at a glance -- key features



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
---------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS   The chart below shows the minimum initial and, in parenthesis, subsequent contribution amounts under the contracts. Please see "How you can purchase and contribute to your contract" in "Contract features and benefits" for more information, including important limitations on contributions.

                                              SERIES B         SERIES CP(SM)         SERIES L           SERIES C
                       ----------------------------------------------------------------------------------------------------------
                       NQ                     $5,000 ($500)*   $ 10,000 ($500)*      $10,000 ($500)*    $25,000 ($500)*
                       ----------------------------------------------------------------------------------------------------------
                       Traditional or
                       Roth IRA               $5,000 ($50)*    $ 10,000 ($50)*       $10,000 ($50)*     $25,000 ($50)*
                       ----------------------------------------------------------------------------------------------------------
                       Inherited IRA
                       Beneficiary
                       continuation contract  $5,000 ($1,000)  n/a                   $10,000 ($1,000)   $25,000 ($1,000)
                       (traditional IRA or
                       Roth IRA) ("Inherited
                       IRA")
                       ----------------------------------------------------------------------------------------------------------
                       QP                     $5,000 ($500)    $ 10,000 ($500)       $10,000 ($500)     n/a
                       ----------------------------------------------------------------------------------------------------------
                       * $100 monthly and $300 quarterly under our automatic investment program.

                       o Maximum contribution limitations apply to all contracts. For more information, please see "How you can purchase and contribute to your contract" in "Contract features and benefits" later in this
                         Prospectus.
                       ----------------------------------------------------------------------------------------------------------
                       Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to: (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options
                       (including the Protection with Investment Performance variable investment options) and to limit the number of variable investment options which you may select.
---------------------------------------------------------------------------------------------------------------------------------
CREDIT                 You allocate your contributions among the available investment options. We allocate a Credit to the
(SERIES CP(SM)         corresponding investment options at the same time. The Credit will apply to subsequent contribution
CONTRACTS ONLY)        amounts only to the extent that those amounts exceed total withdrawals from the contract. The amount of
                       Credit is either 4% or 5% of each contribution, depending on certain factors. The Credit is subject to recovery by us in certain limited circumstances.
---------------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY   o Partial withdrawals

                       o Several options for withdrawals on a periodic basis

                       o Contract surrender

                       o Maximum payment plan (only under contracts with GIB)

                       o Customized payment plan (only under contracts with GIB)

                       Any income you receive may be subject to tax; also may be subject to an additional 10% income tax penalty unless you are age 59-1/2 or another exception applies. Also, certain withdrawals will diminish the value of any Guaranteed benefits you have funded.
---------------------------------------------------------------------------------------------------------------------------------
PAYOUT OPTIONS         o Fixed annuity payout options

                       o Other payout options through other contracts
---------------------------------------------------------------------------------------------------------------------------------
ACCOUNT VALUES         INVESTMENT PERFORMANCE ACCOUNT VALUE

                         o Investment Performance variable investment options

                         o Guaranteed interest option

                         o Amounts in a Special DCA program designated for Investment Performance variable investment options or the guaranteed interest option

                       PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE

                       o Protection with Investment Performance variable investment options

                       o Amounts in a Special DCA program designated for Protection with Investment Performance variable investment options
---------------------------------------------------------------------------------------------------------------------------------


                Retirement Cornerstone(SM) Series at a glance -- key features 13


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
---------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES         o Dollar cost averaging programs

                            o Automatic investment program

                            o Automatic quarterly rebalancing (for the Protection with Investment Performance variable investment options)

                            o Optional rebalancing (for amounts in the Investment Performance variable investment options and guaranteed interest option.)

                            o Systematic transfer program

                            o Transfers among investment options at no charge (subject to limitations)

                            o Waiver of withdrawal charge for certain withdrawals, disability, terminal illness, or confinement to a nursing home (all contracts except Series C)

                            o Option to drop or change your Guaranteed benefits after issue, subject to our rules. Please see
                              "Dropping or changing your Guaranteed benefits" in "Contract features and benefits", as well as
                              Appendix I, for more information.

                            o Spousal continuation

                            o Beneficiary continuation option

                            o Resets of your GIB benefit base and Roll-up to age 85 benefit base (used to calculate your
                              "Greater of" death benefit)
---------------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES            Please see "Fee table" later in this section for complete details.
---------------------------------------------------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE   Please see "How you can purchase and contribute to your contract" in "Contract features and
AGES                        benefits" for owner and annuitant issue ages applicable to your contract.
---------------------------------------------------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL        To exercise your cancellation right under the contract, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period may be longer. See "Your right to cancel within a certain number of days" in "Contract features and benefits" later in this Prospectus for more information.
---------------------------------------------------------------------------------------------------------------------------------



THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. YOU MAY CONTACT US TO PURCHASE ANY VERSION OF THE CONTRACT IF A VERSION IS NOT OFFERED BY THE SELLING BROKER-DEALER. FOR A STATE-BY-STATE DESCRIPTION OF ALL MATERIAL VARIATIONS OF THIS CONTRACT, SEE APPENDIX V LATER IN THIS PROSPECTUS.


For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contracts offered by this Prospectus. Not every contract we issue, including some described in this Prospectus, is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether one or more optional benefits are appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.


14 Retirement Cornerstone(SM) Series at a glance -- key features
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Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.


The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or transfers. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.(1)




-----------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions             SERIES B   SERIES CP(SM)  SERIES L    SERIES C
withdrawn (deducted if you surrender your contract or make certain
withdrawals or apply your cash value to certain payout options).(2)    7.00%      8.00%(6)       8.00%        N/A
-----------------------------------------------------------------------------------------------------------------------
Charge for each additional transfer in excess of 12 transfers per
contract year:(3)                                                                     Maximum Charge:$35
                                                                                      Current Charge:$0
-----------------------------------------------------------------------------------------------------------------------
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
-----------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
-----------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge(4)

   If your account value on a contract date anniversary is less
   than $50,000(5)                                                     $ 30

   If your account value on a contract date anniversary is
   $50,000 or more                                                     $  0
-----------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES(6):                                  SERIES B   SERIES CP(SM)   SERIES L    SERIES C
Operations                                                              0.80%        0.95%         1.10%       1.10%
Administration                                                          0.30%        0.35%         0.30%       0.25%
Distribution                                                            0.20%        0.25%         0.25%       0.35%
                                                                        ----         ----          ----        ----
Total separate account annual expenses ("Contract fee")                 1.30%        1.55%         1.65%       1.70%
-----------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU FUND ANY OF THE FOLLOWING OPTIONAL BENEFITS
-----------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base.(7) Deducted annually(8) on each contract date anniversary for which the benefit is in effect.)
   Return of Principal death benefit                                      No Charge
   Highest Anniversary Value death benefit                                0.25% (current and maximum)
-----------------------------------------------------------------------------------------------------------------------


                                                                    Fee table 15



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
-----------------------------------------------------------------------------------------------------------------------
   "Greater of" death benefit
      Maximum Charge (if the Roll-up to age 85 benefit base
      resets, we reserve the right to increase your charge up to):       1.10%

      Current Charge:                                                    0.95%
-----------------------------------------------------------------------------------------------------------------------
GUARANTEED INCOME BENEFIT CHARGE (Calculated as a percent-
age of the GIB benefit base(7). Deducted annually(8) on each contract date anniversary for which the benefit is in effect.)

    Maximum Charge (if the GIB benefit base resets, we reserve
    the right to increase your charge up to):                            1.25%

    Current Charge:                                                      0.95%
-----------------------------------------------------------------------------------------------------------------------
You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.
-----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted     Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or  ------     -------
other expenses)(9)                                                                 0.39%      4.62%


Notes:

(1) The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2) Deducted upon a withdrawal of amounts in excess of the free withdrawal amount, if applicable:

      The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payment option. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1").

      Contract
      Year           Series B    Series CP(SM)    Series L
      --------       ---------   --------------   ----------
      1...........     7.00%          8.00%         8.00%
      2...........     7.00%          8.00%         7.00%
      3...........     6.00%          7.00%         6.00%
      4...........     6.00%          6.00%         5.00%
      5...........     5.00%          5.00%         0.00%
      6...........     3.00%          4.00%         0.00%
      7...........     1.00%          3.00%         0.00%
      8...........     0.00%          2.00%         0.00%
      9...........     0.00%          1.00%         0.00%
      10+.........     0.00%          0.00%         0.00%


(3) Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for transfers in excess of 12 transfers per contract year. We will charge no more than $35 for each transfer at the time each transfer is processed. See "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.

(4) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro-rata portion of the administrative charge for that year.

(5) During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your Total account value. Thereafter, the charge, if applicable, is $30 for each contract year.


(6) In connection with the separate account annual expenses, these charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Series CP(SM) contracts, both the separate account annual expenses and the withdrawal charge compensate us for the expense associated with the Credit.


(7) The benefit base is not an account value or cash value. Your initial benefit base is equal to your initial contribution or transfer to the Protection with Investment Performance variable investment options and amounts in a Special DCA program designated for transfers to the Protection with Investment Performance variable investment options. For Series CP(SM) contracts, your initial benefit base does not include the Credit. Subsequent adjustments to the applicable benefit base may result in a "benefit base" that is significantly different from your total contributions or transfers to, or account value in, the Protection with Investment Performance account. See "Guaranteed minimum death benefits" and "Guaranteed income benefit" in "Contract features and benefits" later in this Prospectus.

(8) If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro-rata portion of the charge for that year.

(9) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying Portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the AXA Tactical Manager 400 Portfolio.



16 Fee table
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EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The first example below shows the expenses that a hypothetical contract owner (who has elected the "Greater of" death benefit with the Guaranteed income benefit) would pay in the situations illustrated. These examples use an estimated average annual administrative charge based on anticipated sales and contract sizes, which results in an estimated annual administrative charge calculated as a percentage of contract value, as follows: Series B: 0.015%; Series CP(SM): 0.013%; Series L: 0.010%; and Series C: 0.009%. As discussed immediately below, the example further assumes the highest minimum Deferral bonus Roll-up rate of 8% is applied to the GIB benefit base and Annual Roll-up to age 85 benefit base annually. The example assumes the maximum charges that would apply based on a 5% return for the "Greater of" death benefit and Guaranteed income benefit, both of which are calculated as a percentage of each Guaranteed benefit's benefit base. The example also assumes there has not been a withdrawal from the Protection with Investment Performance account.

In this example, we assume the highest minimum Deferral bonus Roll-up rate of 8% that can be applied to the GIB and Roll-up to age 85 benefit bases. We do this because this will result in the highest minimum GIB benefit base and "Greater of" death benefit base. Since the charges for the GIB and "Greater of" death benefit are calculated as a percentage of their applicable benefit bases, the examples show the maximum charges under these assumptions. We reserve the right to declare a Deferral bonus Roll-up rate in excess of 8%. A higher Deferral bonus Roll-up rate could result in a higher GIB benefit base and "Greater of" death benefit base. However, since we cannot predict how high your Deferral bonus Roll-up rate might be, we have based the example on a Deferral bonus Roll-up rate of 8%, which is the highest rate available under the Deferral bonus Ten-Year Treasuries Formula Rate. See "Deferral bonus Roll-up rate" under "Guaranteed income benefit" in "Contract features and benefits".

Amounts allocated to the Special DCA programs (as available) are not covered by these examples. The annual administrative charge and any applicable withdrawal charge do apply to amounts allocated to the Special DCA programs.

The example assumes that you invest $10,000 in the Protection with Investment Performance variable investment options for the time periods indicated, and that your investment has a 5% return each year. The example for Series CP(SM) contracts assumes that a 4% Credit was applied to your contribution. Other than the annual administrative charge and the charges for the Guaranteed benefits (which are described immediately above), the example also assumes separate account annual expenses and that amounts are allocated to the Protection with Investment Performance variable investment options that invest in portfolios with (a) the maximum fees and expenses, and (b) the minimum fees and expenses (before expense limitations). Each example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in each example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




------------------------------------------------------------------------------------------------------------------------------
                                                                            SERIES B
------------------------------------------------------------------------------------------------------------------------------
                                          IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                            END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------
                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $1,528     $3,073     $4,607      $8,174     N/A       $3,073     $4,607      $8,174

(b) assuming minimum fees and
    expenses of any of the Portfolios   $1,121     $1,918     $2,796      $5,161     N/A       $1,918     $2,796      $5,161
------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                         SERIES B
-------------------------------------------------------------------------------------
                                         IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                          THE END OF THE APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------
                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios      $828      $2,473     $4,107     $8,174

(b) assuming minimum fees and
    expenses of any of the Portfolios      $421      $1,318     $2,296     $5,161
-------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                                                        SERIES CP(SM)
--------------------------------------------------------------------------------------------------------------------------------
                                          IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                            END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $1,680     $3,321     $4,838      $8,568     N/A       $3,321     $4,838      $8,568

(b) assuming minimum fees and
    expenses of any of the Portfolios   $1,257     $2,125     $2,973      $5,504     N/A       $2,125     $2,973      $5,504
--------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                    SERIES CP(SM)
-------------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $880      $2,621     $4,338     $8,568

(b) assuming minimum fees and
    expenses of any of the Portfolios   $457      $1,425     $2,473     $5,504
-------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                                                          SERIES L
--------------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $1,665     $3,171     $4,253      $8,383     N/A       $3,171     $4,253      $8,383

(b) assuming minimum fees and
    expenses of any of the Portfolios  $1,257     $2,025     $2,470      $5,485     N/A       $2,025     $2,470      $5,485
--------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
                                                     SERIES L
-------------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios    $865     $2,571     $4,253     $8,383

(b) assuming minimum fees and
    expenses of any of the Portfolios    $457     $1,425     $2,470     $5,485
-------------------------------------------------------------------------------------




                                                                    Fee table 17


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

------------------------------------------------------------------------------------------------------------------------------------
                                                                                SERIES C
------------------------------------------------------------------------------------------------------------------------------------
                                       IF YOU SURRENDER OR DO NOT SURRENDER YOUR
                                               CONTRACT AT THE END OF THE           IF YOU ANNUITIZE AT THE END OF THE APPLICABLE
                                                   APPLICABLE TIME PERIOD                             TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS       1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $870       $2,585      $4,273      $8,412        N/A        $2,935      $4,623      $8,762

(b) assuming minimum fees and
    expenses of any of the Portfolios  $462       $1,440      $2,495      $5,529        N/A        $1,790      $2,845      $5,879
------------------------------------------------------------------------------------------------------------------------------------



The next example shows the expenses that a hypothetical contract owner who has opted out of all optional benefits that have fees associated with them would pay in the situations illustrated. These examples use an estimated average annual administrative charge based on anticipated sales and contract sizes, which results in an estimated annual administrative charge calculated as a percentage of contract value, as follows: Series B: 0.015%; Series CP(SM):
0.013%; Series L: 0.010%; and Series C: 0.009%.

The example assumes amounts are allocated to the most expensive and least expensive Portfolio. Amounts allocated to the guaranteed interest option and the Special DCA programs (as available) are not covered by these examples. The annual administrative charge and any applicable withdrawal charge do apply to amounts allocated to the guaranteed interest option and the Special DCA programs.

The example assumes that you invest $10,000 in the Investment Performance variable investment options for the time periods indicated, and that your investment has a 5% return each year. The example for Series CP(SM) contracts assumes that a 4% Credit was applied to your contribution. Other than the annual administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) invested in by the Investment Performance variable investment options set forth in the previous charts. Each example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in each example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





----------------------------------------------------------------------------------------------------------------------------
                                                                          SERIES B
----------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
----------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $1,323     $2,446     $3,540      $5,897     N/A       $2,446     $3,540      $5,897

(b) assuming minimum fees and
    expenses of any of the Portfolios  $  879     $1,154     $1,454      $2,072     N/A       $1,154     $1,454      $2,072
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                        SERIES B
-------------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $623     $1,846     $3,040     $5,897

(b) assuming minimum fees and
    expenses of any of the Portfolios   $179     $  554     $  954     $2,072
-------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                                       SERIES CP(SM)
----------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
----------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $1,475     $2,695     $3,776      $6,315     N/A       $2,695     $3,776      $6,315

(b) assuming minimum fees and
    expenses of any of the Portfolios  $1,013     $1,359     $1,631      $2,439     N/A       $1,359     $1,631      $2,439
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                       SERIES CP(SM)
-------------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $675     $1,995     $3,276     $6,315

(b) assuming minimum fees and
    expenses of any of the Portfolios   $213     $  659     $1,131     $2,439
-------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                                            SERIES L
----------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
----------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $1,459     $2,547     $3,193      $6,140     N/A       $2,547     $3,193      $6,140

(b) assuming minimum fees and
    expenses of any of the Portfolios  $1,015     $1,264     $1,139      $2,450     N/A       $1,264     $1,139      $2,450
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                         SERIES L
-------------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $659     $1,947     $3,193     $6,140

(b) assuming minimum fees and
    expenses of any of the Portfolios   $215     $  664     $1,139     $2,450
-------------------------------------------------------------------------------------




18 Fee table



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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                SERIES C
------------------------------------------------------------------------------------------------------------------------------------
                                       IF YOU SURRENDER OR DO NOT SURRENDER YOUR
                                               CONTRACT AT THE END OF THE           IF YOU ANNUITIZE AT THE END OF THE APPLICABLE
                                                   APPLICABLE TIME PERIOD                             TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS       1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $664       $1,961      $3,215      $6,174      N/A        $2,311      $3,565      $6,524

(b) assuming minimum fees and
    expenses of any of the Portfolios   $220       $  680      $1,165      $2,503      N/A        $1,030      $1,515      $2,853
------------------------------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.



CONDENSED FINANCIAL INFORMATION

Because the contracts offered by this Prospectus have not yet been sold, no class of accumulation units have yet been derived from the contracts offered by this Prospectus.



                                                                    Fee table 19



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1. Contract features and benefits


--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT


You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept an application from you or any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. The following tables summarize our current rules regarding contributions to your contract, which are subject to change. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Subsequent contributions may not be permitted in your state. For a state-by-state description of all material variations of the contracts, see Appendix V later in this Prospectus.


--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We currently do not accept any contribution to your contract if: (i) the aggregate contributions under one or more Retirement Cornerstone(SM) Series contracts with the same owner or annuitant would then total more than $1,500,000, or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including Guaranteed benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. For a state-by-state description of all material variations of the contracts, see Appendix V later in this Prospectus.

You may not contribute or transfer more than $1,500,000 to your Protection with Investment Performance variable investment options and a Special DCA program with amounts designated for the Protection with Investment Performance variable investment options.

Once a withdrawal is taken from your Protection with Investment Performance account, you cannot make additional contributions to your Protection with Investment Performance account, either directly or through a new Special DCA program. You can, however, continue to make transfers from your Investment Performance account to the Protection with Investment Performance variable investment options until such time you make a subsequent contribution to your Investment Performance account. Scheduled transfers from an existing Special DCA program will continue through to the program's conclusion.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of Retirement Cornerstone(SM) Series contracts, respectively, purchased at the same time by an individual (including spouse) meet the minimum.


--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to:


o Change our contribution requirements and limitations and our transfer rules, including to:

    -- increase or decrease our minimum contribution requirements and increase or decrease our maximum contribution limitations;

    --  discontinue the acceptance of subsequent contributions to the contract;

    -- discontinue the acceptance of subsequent contributions and/or transfers into one or more of the variable investment options and/or guaranteed interest option; and


    -- discontinue the acceptance of subsequent contributions and/or transfers into the Protection with Investment Performance variable investment options.

o Default certain contributions and transfers designated for a Protection with Investment Performance variable investment option(s) to the corresponding Investment Performance variable investment option(s), which invests in the same underlying Portfolio(s). See "Automatic Quarterly Rebalancing" under "Allocating your contributions" later in this section.


o Further limit the number of variable investment options you may invest in at any one time.

o   Limit or terminate new contributions or transfers to an investment option.


WE RESERVE THE RIGHT IN OUR SOLE DISCRETION TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE LIMITATIONS ON CONTRIBUTIONS INTO THE CONTRACT AND/OR CERTAIN INVESTMENT OPTIONS. IF YOU HAVE ONE OR MORE GUARANTEED BENEFITS AND WE EXERCISE OUR RIGHT TO DISCON-



20 Contract features and benefits



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TINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS
TO THE CONTRACT AND/OR CONTRIBUTIONS AND/OR TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS MEANS THAT IF YOU HAVE NOT YET ALLOCATED AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NOT BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS ALSO MEANS THAT IF YOU HAVE ALREADY FUNDED YOUR GUARANTEED BENEFITS BY ALLOCATING AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO INCREASE YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE AND THE BENEFIT BASES ASSOCIATED WITH YOUR GUARANTEED BENEFITS THROUGH CONTRIBUTIONS AND TRANSFERS.


                                    SERIES B




---------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR OWNER AND
 CONTRACT TYPE   ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
NQ               0-85                       $5,000 (initial)                    o After-tax money.

                                            $500 (if subsequent contribu-       o Paid to us by check or
                                            tions are permitted)                  transfer of contract value in
                                                                                  a tax-deferred exchange
                                            $100 monthly and $300 quar-           under Section 1035 of the
                                            terly under the automatic             Internal Revenue Code.
                                            investment program (if subse-
                                            quent contributions are
                                            permitted)
---------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------
                 ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE   CONTRIBUTIONS TO THE CONTRACT*
----------------------------------------------------------
NQ
                 o You may make subsequent
                   contributions to your Protec-
                   tion with Investment
                   Performance account until
                   attained age 75, or if later,
                   the first contract date anni-
                   versary. However, once you
                   make a withdrawal from your
                   Protection with Investment
                   Performance account,
                   subsequent contributions to
                   your Protection with Invest-
                   ment Performance account will
                   no longer be permitted.

                 o You may make subsequent
                   contributions to your Invest-
                   ment Performance account until
                   the later of attained age 86
                   or the first contract date
                   anniversary.
----------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



                                               Contract features and benefits 21

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                          www.axa-equitable.com/green


                              SERIES B (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR OWNER AND
 CONTRACT TYPE   ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
Traditional IRA   20-85                      $5,000 (initial)                   o Eligible rollover distribu-
                                                                                  tions from 403(b) plans,
                                             $50 (if subsequent contribu-         qualified plans and govern-
                                             tions are permitted)                 mental employer 457(b)
                                                                                  plans.
                                             $100 monthly and $300 quar-
                                             terly under the automatic          o Rollovers from another
                                             investment program (if subse-        traditional individual retire-
                                             quent contributions are              ment arrangement.
                                             permitted)
                                                                                o Direct custodian-to-
                                                                                  custodian transfers from
                                                                                  another traditional indi-
                                                                                  vidual retirement
                                                                                  arrangement.

                                                                                o Regular IRA contributions.

                                                                                o Additional catch-up contri-
                                                                                  butions.
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
                  ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    CONTRIBUTIONS TO THE CONTRACT*
--------------------------------------------------------
Traditional IRA   o You may make subsequent
                    contributions to your Protec-
                    tion with Investment
                    Performance account until
                    attained age 75, or if later,
                    the first contract date anni-
                    versary. However, once you make
                    a withdrawal from your
                    Protection with Investment
                    Performance account, subsequent
                    contributions to your
                    Protection with Investment
                    Performance account will no
                    longer be permitted.

                  o You may make subsequent
                    contributions to your Invest-
                    ment Performance account until
                    the later of attained age 86 or
                    the first contract date
                    anniversary.

                  o Contributions made after age
                    70-1/2 must be net of required
                    minimum distributions; you also
                    cannot make regular IRA
                    contributions after age 70-1/2.

                  o Although we accept regular IRA
                    contributions (limited to
                    $5,000 per calendar year) under
                    traditional IRA contracts, we
                    intend that the contract be
                    used primarily for rollover and
                    direct transfer contributions.

                  o Subsequent catch-up contri-
                    butions of up to $1,000 per
                    calendar year where the owner
                    is at least age 50 but under
                    age 70-1/2 at any time during
                    the calendar year for which the
                    contribution is made.
--------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



22 Contract features and benefits

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                          www.axa-equitable.com/green

                              SERIES B (CONTINUED)




---------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR OWNER AND
 CONTRACT TYPE   ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
Roth IRA         20-85                      $5,000 (initial)                    o Rollovers from another
                                                                                  Roth IRA.
                                            $50 (if subsequent contribu-
                                            tions are permitted)                o Rollovers from a "desig-
                                                                                  nated Roth contribution
                                            $100 monthly and $300 quar-           account" under a 401(k)
                                            terly under the automatic             plan or 403(b) plan.
                                            investment program (if subse-
                                            quent contributions are             o Conversion rollovers from a
                                            permitted)                            traditional IRA or other
                                                                                  eligible retirement plan.

                                                                                o Direct custodian-to-
                                                                                  custodian transfers from
                                                                                  another Roth IRA.

                                                                                o Regular Roth IRA contribu-
                                                                                  tions.

                                                                                o Additional catch-up contri-
                                                                                  butions.
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
                  ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    CONTRIBUTIONS TO THE CONTRACT*
--------------------------------------------------------
Roth IRA          o You may make subsequent
                    contributions to your Protec-
                    tion with Investment
                    Performance account until
                    attained age 75, or if later,
                    the first contract date anni-
                    versary. However, once you
                    make a withdrawal from
                    your Protection with Invest-
                    ment Performance account,
                    subsequent contributions to
                    your Protection with Invest-
                    ment Performance account
                    will no longer be permitted.

                  o You may make subsequent
                    contributions to your Invest-
                    ment Performance account
                    until the later of attained
                    age 86 or the first contract
                    date anniversary.

                  o Conversion rollovers after
                    age 70-1/2 must be net of
                    required minimum distribu-
                    tions for the traditional IRA
                    or other eligible retirement
                    plan that is the source of the
                    conversion rollover.

                  o Although we accept Roth IRA
                    contributions (limited to $5,000
                    per calendar year) under Roth
                    IRA contracts, we intend that
                    the contract be used primarily
                    for rollover and direct transfer
                    contributions.

                  o Subsequent catch-up contri-
                    butions of up to $1,000 per
                    calendar year where the
                    owner is at least 50 at any
                    time during the calendar
                    year for which the contribu-
                    tion is made.
--------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.


                                               Contract features and benefits 23

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                          www.axa-equitable.com/green


                              SERIES B (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR OWNER AND
 CONTRACT TYPE   ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
Inherited IRA    0-70                       $5,000 (initial)                    o Direct custodian-to-
Beneficiary                                                                       custodian transfers of your
continuation                                $1,000 (if subsequent contri-         interest as a death benefi-
contract                                    butions are permitted)                ciary of the deceased
(traditional IRA                                                                  owner's traditional indi-
or Roth IRA)                                                                      vidual retirement
                                                                                  arrangement or Roth IRA to
                                                                                  an IRA of the same type.

                                                                                o Non-spousal beneficiary
                                                                                  direct rollover contributions
                                                                                  from qualified plans, 403(b)
                                                                                  plans and governmental
                                                                                  employer 457(b) plans may
                                                                                  be made to an Inherited
                                                                                  IRA contract under specified
                                                                                  circumstances.
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
                  ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    CONTRIBUTIONS TO THE CONTRACT*
--------------------------------------------------------
Inherited IRA     o Any subsequent contribu-
Beneficiary         tions must be from the same
continuation        type of IRA of the same
contract            deceased owner.
(traditional IRA
or Roth IRA)      o You may make subsequent
                    contributions to your Protec-
                    tion with Investment
                    Performance account until
                    attained age 75, or if later,
                    the first contract date anni-
                    versary. However, once you
                    make a withdrawal from
                    your Protection with Invest-
                    ment Performance account,
                    subsequent contributions to
                    your Protection with Invest-
                    ment Performance account
                    will no longer be permitted.

                  o You may make subsequent
                    contributions to your Invest-
                    ment Performance account
                    until the later of attained
                    age 86 or the first contract
                    date anniversary.
--------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



24 Contract features and benefits

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                          www.axa-equitable.com/green

                              SERIES B (CONTINUED)




---------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR OWNER
 CONTRACT TYPE   ISSUE AGES             MINIMUM CONTRIBUTIONS                   SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
QP               20-75                  $5,000 (initial)                        o Only transfer contributions
                                                                                  from other investments
                                        $500 (if subsequent contribu-             within an existing qualified
                                        tions are permitted)                      plan trust.

                                                                                o The plan must be qualified
                                                                                  under Section 401(a) of the
                                                                                  Internal Revenue Code.

                                                                                o For 401(k) plans, trans-
                                                                                  ferred contributions may
                                                                                  not include any after-tax
                                                                                  contributions, including
                                                                                  designated Roth contribu-
                                                                                  tions.
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                  ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    CONTRIBUTIONS TO THE CONTRACT*
--------------------------------------------------------------------------------------------------------------
QP                o You may make subsequent
                    contributions to your Protec-
                    tion with Investment
                    Performance account until
                    attained age 75, or if later,
                    the first contract date anni-
                    versary. However, once you
                    make a withdrawal from
                    your Protection with Invest-
                    ment Performance account,
                    subsequent contributions to
                    your Protection with Invest-
                    ment Performance account
                    will no longer be permitted.

                  o You may make subsequent
                    contributions to the your
                    Investment Performance
                    account until the later of
                    attained age 75 or the first
                    contract date anniversary.

                  o A separate QP contract must be
                    established for each plan
                    participant.

                  o We do not accept contributions
                    directly from the employer.

                  o Only one subsequent contri-
                    bution can be made during a
                    contract year.

                  o Contributions made after
                    age 70-1/2 must be net of any
                    required minimum distribu-
                    tions.

See Appendix II at the end of this Prospectus for a discussion on purchase considerations for QP contracts.
--------------------------------------------------------------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



                                               Contract features and benefits 25

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                          www.axa-equitable.com/green


                                    SERIES L



---------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR OWNER AND
 CONTRACT TYPE   ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
NQ               0-85                       $10,000 (initial)                   o After-tax money.

                                            $500 (if subsequent contribu-       o Paid to us by check or
                                            tions are permitted)                  transfer of contract value in
                                                                                  a tax-deferred exchange
                                            $100 monthly and $300 quar-           under Section 1035 of the
                                            terly under the automatic             Internal Revenue Code.
                                            investment program (if subse-
                                            quent contributions are
                                            permitted)
---------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------
                  ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    CONTRIBUTIONS TO THE CONTRACT*
-------------------------------------------------------
NQ               o You may make subsequent
                   contributions to your Protec-
                   tion with Investment
                   Performance account until
                   attained age 75, or if later,
                   the first contract date anni-
                   versary. However, once you
                   make a withdrawal from
                   your Protection with Invest-
                   ment Performance account,
                   subsequent contributions to
                   your Protection with Invest-
                   ment Performance account
                   will no longer be permitted.

                 o You may make subsequent
                   contributions to your Invest-
                   ment Performance account
                   until the later of attained
                   age 86 or the first contract
                   date anniversary.
-------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



26 Contract features and benefits

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                          www.axa-equitable.com/green

                              SERIES L (CONTINUED)




---------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR OWNER
 CONTRACT TYPE   ISSUE AGES             MINIMUM CONTRIBUTIONS                   SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
Traditional IRA   20-85                 $10,000 (initial)                       o Eligible rollover distribu-
                                                                                  tions from 403(b) plans,
                                        $50 (if subsequent contribu-              qualified plans and govern-
                                        tions are permitted)                      mental employer 457(b)
                                                                                  plans.
                                        $100 monthly and $300 quar-
                                        terly under the automatic               o Rollovers from another
                                        investment program (if subse-             traditional individual retire-
                                        quent contributions are                   ment arrangement.
                                        permitted)
                                                                                o Direct custodian-to-
                                                                                  custodian transfers from
                                                                                  another traditional indi-
                                                                                  vidual retirement
                                                                                  arrangement.

                                                                                o Regular IRA contributions.

                                                                                o Additional catch-up contri-
                                                                                  butions.
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
                  ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    CONTRIBUTIONS TO THE CONTRACT*
-------------------------------------------------------
Traditional IRA   o You may make subsequent
                    contributions to your Protec-
                    tion with Investment
                    Performance account until
                    attained age 75, or if later,
                    the first contract date anni-
                    versary. However, once you
                    make a withdrawal from
                    your Protection with Invest-
                    ment Performance account,
                    subsequent contributions to
                    your Protection with Invest-
                    ment Performance account
                    will no longer be permitted.

                  o You may make subsequent
                    contributions to your Invest-
                    ment Performance account
                    until the later of attained
                    age 86 or the first contract
                    date anniversary.

                  o Contributions made after
                    age 70-1/2 must be net of
                    required minimum distribu-
                    tions; you also cannot make
                    regular IRA contributions
                    after age 70-1/2.

                  o Although we accept regular
                    IRA contributions (limited to
                    $5,000 per calendar year)
                    under traditional IRA con-
                    tracts, we intend that the
                    contract be used primarily
                    for rollover and direct trans-
                    fer contributions.

                  o Subsequent catch-up contri-
                    butions of up to $1,000 per
                    calendar year where the
                    owner is at least age 50 but
                    under age 70-1/2 at any time
                    during the calendar year for
                    which the contribution is
                    made.
-------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.


                                               Contract features and benefits 27

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                          www.axa-equitable.com/green

                              SERIES L (CONTINUED)


---------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR OWNER AND
 CONTRACT TYPE   ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
Roth IRA         20-85                      $10,000 (initial)                   o Rollovers from another
                                                                                  Roth IRA.
                                            $50 (if subsequent contribu-
                                            tions are permitted)                o Rollovers from a "desig-
                                                                                  nated Roth contribution
                                            $100 monthly and $300 quar-           account" under a 401(k)
                                            terly under the automatic             plan or 403(b) plan.
                                            investment program (if subse-
                                            quent contributions are             o Conversion rollovers from a
                                            permitted)                            traditional IRA or other
                                                                                  eligible retirement plan.

                                                                                o Direct custodian-to-
                                                                                  custodian transfers from
                                                                                  another Roth IRA.

                                                                                o Regular Roth IRA contribu-
                                                                                  tions.

                                                                                o Additional catch-up contri-
                                                                                  butions.
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
                  ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    CONTRIBUTIONS TO THE CONTRACT*
-------------------------------------------------------
Roth IRA         o You may make subsequent
                   contributions to your Protec-
                   tion with Investment
                   Performance account until
                   attained age 75, or if later,
                   the first contract date anni-
                   versary. However, once you
                   make a withdrawal from
                   your Protection with Invest-
                   ment Performance account,
                   subsequent contributions to
                   your Protection with Invest-
                   ment Performance account
                   will no longer be permitted.

                 o You may make subsequent
                   contributions to your Invest-
                   ment Performance account
                   until the later of attained
                   age 86 or the first contract
                   date anniversary.

                 o Conversion rollovers after
                   age 70-1/2 must be net of
                   required minimum distribu-
                   tions for the traditional IRA
                   or other eligible retirement
                   plan that is the source of the
                   conversion rollover.

                 o Although we accept Roth
                   IRA contributions (limited to
                   $5,000 per calendar year)
                   under Roth IRA contracts,
                   we intend that the contract
                   be used primarily for rollover
                   and direct transfer contribu-
                   tions.

                 o Subsequent catch-up contri-
                   butions of up to $1,000 per
                   calendar year where the
                   owner is at least 50 at any
                   time during the calendar
                   year for which the contribu-
                   tion is made.
-------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.


28 Contract features and benefits

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                          www.axa-equitable.com/green


                              SERIES L (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR OWNER AND
 CONTRACT TYPE    ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
Inherited IRA     0-70                       $10,000 (initial)                   o Direct custodian-to-
Beneficiary                                                                        custodian transfers of your
continuation                                 $1,000 (if subsequent contri-         interest as a death benefi-
contract                                     butions are permitted)                ciary of the deceased
(traditional IRA                                                                   owner's traditional indi-
or Roth IRA)                                                                       vidual retirement
                                                                                   arrangement or Roth IRA to
                                                                                   an IRA of the same type.

                                                                                 o Non-spousal beneficiary
                                                                                   direct rollover contributions
                                                                                   from qualified plans, 403(b)
                                                                                   plans and governmental
                                                                                   employer 457(b) plans may
                                                                                   be made to an Inherited
                                                                                   IRA contract under specified
                                                                                   circumstances.
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------
                   ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE     CONTRIBUTIONS TO THE CONTRACT*
-------------------------------------------------------
Inherited IRA      o Any subsequent contribu-
Beneficiary          tions must be from the same
continuation         type of IRA of the same
contract             deceased owner.
(traditional IRA
 or Roth IRA)      o You may make subsequent
                     contributions to your Protec-
                     tion with Investment
                     Performance account until
                     attained age 75, or if later,
                     the first contract date anni-
                     versary. However, once you
                     make a withdrawal from
                     your Protection with Invest-
                     ment Performance account,
                     subsequent contributions to
                     your Protection with Invest-
                     ment Performance account
                     will no longer be permitted.

                   o You may make subsequent
                     contributions to your Invest-
                     ment Performance account
                     until the later of attained
                     age 86 or the first contract
                     date anniversary.
-------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



                                               Contract features and benefits 29

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


                              SERIES L (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                 AVAILABLE FOR OWNER
 CONTRACT TYPE   ISSUE AGES             MINIMUM CONTRIBUTIONS                   SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
QP               20-75                  $10,000 (initial)                       o Only transfer contributions
                                                                                  from other investments
                                        $500 (if subsequent contribu-             within an existing qualified
                                        tions are permitted)                      plan trust.

                                                                                o The plan must be qualified
                                                                                  under Section 401(a) of the
                                                                                  Internal Revenue Code.

                                                                                o For 401(k) plans, trans-
                                                                                  ferred contributions may
                                                                                  not include any after-tax
                                                                                  contributions, including
                                                                                  designated Roth contribu-
                                                                                  tions.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                 ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE   CONTRIBUTIONS TO THE CONTRACT*
---------------------------------------------------------------------------------------------------------------------
QP               o You may make subsequent
                   contributions to your Protec-
                   tion with Investment
                   Performance account until
                   attained age 75, or if later,
                   the first contract date anni-
                   versary. However, once you
                   make a withdrawal from
                   your Protection with Invest-
                   ment Performance account,
                   subsequent contributions to
                   your Protection with Invest-
                   ment Performance account
                   will no longer be permitted.

                 o You may make subsequent
                   contributions to your Invest-
                   ment Performance account
                   until the later of attained
                   age 75 or the first contract
                   date anniversary.

                 o A separate QP contract must
                   be established for each plan
                   participant.

                 o We do not accept contribu-
                   tions directly from the
                   employer.

                 o Only one subsequent contri-
                   bution can be made during a
                   contract year.

                 o Contributions made after
                   age 70-1/2 must be net of any
                   required minimum distribu-
                   tions.

See Appendix II at the end of this Prospectus for a discussion on purchase considerations for QP contracts.
---------------------------------------------------------------------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



30 Contract features and benefits

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


                                 SERIES CP(SM)



---------------------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR OWNER AND
 CONTRACT TYPE    ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
NQ               0-70                       $10,000 (initial)                   o After-tax money.

                                            $500 (if subsequent contribu-       o Paid to us by check or
                                            tions are permitted)                  transfer of contract value in
                                                                                  a tax-deferred exchange
                                            $100 monthly and $300 quar-           under Section 1035 of the
                                            terly under the automatic             Internal Revenue Code.
                                            investment program (if subse-
                                            quent contributions are
                                            permitted)
---------------------------------------------------------------------------------------------------------------------


------------------------------------------------------
                 ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE   CONTRIBUTIONS TO THE CONTRACT*
------------------------------------------------------
NQ               o You may make subsequent
                   contributions to your Protec-
                   tion with Investment
                   Performance account until
                   attained age 71, or if later,
                   the first contract date anni-
                   versary. However, once you
                   make a withdrawal from
                   your Protection with Invest-
                   ment Performance account,
                   subsequent contributions to
                   your Protection with Invest-
                   ment Performance account
                   will no longer be permitted.

                 o You may make subsequent
                   contributions to your Invest-
                   ment Performance account
                   until the later of attained
                   age 71 or the first contract
                   date anniversary.
------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



                                               Contract features and benefits 31

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                           SERIES CP(SM) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR OWNER AND
 CONTRACT TYPE    ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
Traditional IRA   20-70                      $10,000 (initial)                  o Eligible rollover distribu-
                                                                                  tions from 403(b) plans,
                                             $50 (if subsequent contribu-         qualified plans and govern-
                                             tions are permitted)                 mental employer 457(b)
                                                                                  plans.
                                             $100 monthly and $300 quar-
                                             terly under the automatic          o Rollovers from another
                                             investment program (if subse-        traditional individual retire-
                                             quent contributions are              ment arrangement.
                                             permitted)
                                                                                o Direct custodian-to-
                                                                                  custodian transfers from
                                                                                  another traditional indi-
                                                                                  vidual retirement
                                                                                  arrangement.

                                                                                o Regular IRA contributions.

                                                                                o Additional catch-up contri-
                                                                                  butions.
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
                  ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    CONTRIBUTIONS TO THE CONTRACT*
------------------------------------------------------
Traditional IRA   o You may make subsequent
                    contributions to your Protec-
                    tion with Investment
                    Performance account until
                    attained age 71, or if later,
                    the first contract date anni-
                    versary. However, once you
                    make a withdrawal from
                    your Protection with Invest-
                    ment Performance account,
                    subsequent contributions to
                    your Protection with Invest-
                    ment Performance account
                    will no longer be permitted.

                  o You may make subsequent
                    contributions to your Invest-
                    ment Performance account
                    until the later of attained
                    age 71 or the first contract
                    date anniversary.

                  o Contributions made after
                    age 70-1/2 must be net of
                    required minimum distribu-
                    tions; you also cannot make
                    regular IRA contributions
                    after age 70-1/2.

                  o Although we accept regular
                    IRA contributions (limited to
                    $5,000 per calendar year)
                    under traditional IRA con-
                    tracts, we intend that the
                    contract be used primarily
                    for rollover and direct trans-
                    fer contributions.

                  o Subsequent catch-up contri-
                    butions of up to $1,000 per
                    calendar year where the
                    owner is at least age 50 but
                    under age 70-1/2 at any time
                    during the calendar year for
                    which the contribution is
                    made.
------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.


32 Contract features and benefits

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                           SERIES CP(SM) (CONTINUED)


---------------------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR OWNER AND
 CONTRACT TYPE    ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
Roth IRA         20-70                      $5,000 (initial)                    o Rollovers from another
                                                                                  Roth IRA.
                                            $50 (if subsequent contribu-
                                            tions are permitted)                o Rollovers from a "desig-
                                                                                  nated Roth contribution
                                            $100 monthly and $300 quar-           account" under a 401(k)
                                            terly under the automatic             plan or 403(b) plan.
                                            investment program (if subse-
                                            quent contributions are             o Conversion rollovers from a
                                            permitted)                            traditional IRA or other
                                                                                  eligible retirement plan.

                                                                                o Direct custodian-to-
                                                                                  custodian transfers from
                                                                                  another Roth IRA.

                                                                                o Regular Roth IRA contribu-
                                                                                  tions.

                                                                                o Additional catch-up contri-
                                                                                  butions.
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
                  ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    CONTRIBUTIONS TO THE CONTRACT*
------------------------------------------------------
Roth IRA         o You may make subsequent
                   contributions to your Protec-
                   tion with Investment
                   Performance account until
                   attained age 71, or if later,
                   the first contract date anni-
                   versary. However, once you
                   make a withdrawal from
                   your Protection with Invest-
                   ment Performance account,
                   subsequent contributions to
                   your Protection with Invest-
                   ment Performance account
                   will no longer be permitted.

                 o You may make subsequent
                   contributions to your Invest-
                   ment Performance account
                   until the later of attained
                   age 71 or the first contract
                   date anniversary.

                 o Conversion rollovers after
                   age 70-1/2 must be net of
                   required minimum distribu-
                   tions for the traditional IRA
                   or other eligible retirement
                   plan that is the source of the
                   conversion rollover.

                 o Although we accept Roth
                   IRA contributions (limited to
                   $5,000 per calendar year)
                   under Roth IRA contracts,
                   we intend that the contract
                   be used primarily for rollover
                   and direct transfer contribu-
                   tions.

                 o Subsequent catch-up contri-
                   butions of up to $1,000 per
                   calendar year where the
                   owner is at least age 50 at
                   any time during the calendar
                   year for which the contribu-
                   tion is made.
------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.

                                               Contract features and benefits 33

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                           SERIES CP(SM) (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR OWNER AND
 CONTRACT TYPE    ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
QP               20-70                      $10,000 (initial)                   o Only transfer contributions
                                                                                  from other investments
                                            $500 (if subsequent contribu-         within an existing qualified
                                            tions are permitted)                  plan trust.

                                                                                o The plan must be qualified
                                                                                  under Section 401(a) of the
                                                                                  Internal Revenue Code.

                                                                                o For 401(k) plans, trans-
                                                                                  ferred contributions may
                                                                                  not include any after-tax
                                                                                  contributions, including
                                                                                  designated Roth contribu-
                                                                                  tions.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                  ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE    CONTRIBUTIONS TO THE CONTRACT*
---------------------------------------------------------------------------------------------------------------------
QP               o You may make subsequent
                   contributions to your Protec-
                   tion with Investment
                   Performance account until
                   attained age 71, or if later,
                   the first contract date anni-
                   versary. However, once you
                   make a withdrawal from
                   your Protection with Invest-
                   ment Performance account,
                   subsequent contributions to
                   your Protection with Invest-
                   ment Performance account
                   will no longer be permitted.

                 o You may make subsequent
                   contributions to your Invest-
                   ment Performance account
                   until the later of attained
                   age 71 or the first contract
                   date anniversary.

                 o A separate QP contract must
                   be established for each plan
                   participant.

                 o We do not accept contribu-
                   tions directly from the
                   employer.

                 o Only one subsequent contri-
                   bution can be made during a
                   contract year.

                 o Contributions made after
                   age 70-1/2 must be net of any
                   required minimum distribu-
                   tions.

See Appendix II at the end of this Prospectus for a discussion on purchase considerations of QP contracts.
---------------------------------------------------------------------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



34 Contract features and benefits



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                                    SERIES C



---------------------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR OWNER AND
 CONTRACT TYPE    ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
NQ               0-85                       $25,000 (initial)                   o After-tax money.

                                            $500 (if subsequent contribu-       o Paid to us by check or
                                            tions are permitted)                  transfer of contract value in
                                                                                  a tax-deferred exchange
                                            $100 monthly and $300 quar-           under Section 1035 of the
                                            terly under the automatic             Internal Revenue Code.
                                            investment program (if subse-
                                            quent contributions are
                                            permitted)
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
                 ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE   CONTRIBUTIONS TO THE CONTRACT*
---------------------------------------------------------------
NQ               o You may make subsequent
                   contributions to your Protec-
                   tion with Investment
                   Performance account until
                   attained age 75, or if later,
                   the first contract date anni-
                   versary. However, once you
                   make a withdrawal from
                   your Protection with Invest-
                   ment Performance account,
                   subsequent contributions to
                   your Protection with Invest-
                   ment Performance account
                   will no longer be permitted.

                 o You any make subsequent
                   contributions to your Invest-
                   ment Performance account
                   until the later of attained
                   age 86 or the first contract
                   date anniversary.
---------------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



                                               Contract features and benefits 35

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                          www.axa-equitable.com/green


                              SERIES C (CONTINUED)


---------------------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR OWNER AND
 CONTRACT TYPE    ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
Traditional IRA   20-85                      $25,000 (initial)                  o Eligible rollover distribu-
                                                                                  tions from 403(b) plans,
                                             $50 (if subsequent contribu-         qualified plans and govern-
                                             tions are permitted)                 mental employer 457(b)
                                                                                  plans.
                                             $100 monthly and $300 quar-
                                             terly under the automatic          o Rollovers from another
                                             investment program (if subse-        traditional individual retire-
                                             quent contributions are              ment arrangement.
                                             permitted)
                                                                                o Direct custodian-to-
                                                                                  custodian transfers from
                                                                                  another traditional indi-
                                                                                  vidual retirement
                                                                                  arrangement.

                                                                                o Regular IRA contributions.

                                                                                o Additional catch-up contri-
                                                                                  butions.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
                 ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE   CONTRIBUTIONS TO THE CONTRACT*
---------------------------------------------------------------
Traditional IRA   o You may make subsequent
                    contributions to your Protec-
                    tion with Investment
                    Performance account until
                    attained age 75, or if later,
                    the first contract date anni-
                    versary. However, once you
                    make a withdrawal from
                    your Protection with Invest-
                    ment Performance account,
                    subsequent contributions to
                    your Protection with Invest-
                    ment Performance account
                    will no longer be permitted.

                  o You may make subsequent
                    contributions to your Invest-
                    ment Performance account
                    until the later of attained
                    age 86 or the first contract
                    date anniversary.

                  o Contributions made after
                    age 70-1/2 must be net of
                    required minimum distribu-
                    tions; you also cannot make
                    regular IRA contributions
                    after age 70-1/2.

                  o Although we accept regular
                    IRA contributions (limited to
                    $5,000 per calendar year)
                    under traditional IRA con-
                    tracts, we intend that the
                    contract be used primarily
                    for rollover and direct trans-
                    fer contributions.

                  o Subsequent catch-up contri-
                    butions of up to $1,000 per
                    calendar year where the
                    owner is at least age 50 but
                    under age 70-1/2 at any time
                    during the calendar year for
                    which the contribution is
                    made.
---------------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.


36 Contract features and benefits

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                          www.axa-equitable.com/green


                              SERIES C (CONTINUED)


---------------------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR OWNER AND
 CONTRACT TYPE    ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
Roth IRA         20-85                      $25,000 (initial)                   o Rollovers from another
                                                                                  Roth IRA.
                                            $50 (if subsequent contribu-
                                            tions are permitted)                o Rollovers from a "desig-
                                                                                  nated Roth contribution
                                            $100 monthly and $300 quar-           account" under a 401(k)
                                            terly under the automatic             plan or 403(b) plan.
                                            investment program (if subse-
                                            quent contributions are             o Conversion rollovers from a
                                            permitted)                            traditional IRA or other
                                                                                  eligible retirement plan.

                                                                                o Direct custodian-to-
                                                                                  custodian transfers from
                                                                                  another Roth IRA.

                                                                                o Regular Roth IRA contribu-
                                                                                  tions.

                                                                                o Additional catch-up contri-
                                                                                  butions.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
                 ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE   CONTRIBUTIONS TO THE CONTRACT*
---------------------------------------------------------------
Roth IRA         o You may make subsequent
                   contributions to your Protec-
                   tion with Investment
                   Performance account until
                   attained age 75, or if later,
                   the first contract date anni-
                   versary. However, once you
                   make a withdrawal from
                   your Protection with Invest-
                   ment Performance account,
                   subsequent contributions to
                   your Protection with Invest-
                   ment Performance account
                   will no longer be permitted.

                 o You may make subsequent
                   contributions to your Invest-
                   ment Performance account
                   until the later of attained
                   age 86 or the first contract
                   date anniversary.

                 o Conversion rollovers after
                   age 70-1/2 must be net of
                   required minimum distribu-
                   tions for the traditional IRA
                   or other eligible retirement
                   plan that is the source of the
                   conversion rollover.

                 o Although we accept Roth
                   IRA contributions (limited to
                   $5,000 per calendar year)
                   under Roth IRA contracts,
                   we intend that the contract
                   be used primarily for rollover
                   and direct transfer contribu-
                   tions.

                 o Subsequent catch-up contri-
                   butions of up to $1,000 per
                   calendar year where the
                   owner is at least 50 at any
                   time during the calendar
                   year for which the contribu-
                   tion is made.
---------------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.


                                               Contract features and benefits 37

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                              SERIES C (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                  AVAILABLE FOR OWNER AND
 CONTRACT TYPE    ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
Inherited IRA     0-70                       $25,000 (initial)                  o Direct custodian-to-
Beneficiary                                                                       custodian transfers of your
continuation                                 $1,000 (if subsequent contri-        interest as a death benefi-
contract                                     butions are permitted)               ciary of the deceased
(traditional IRA                                                                  owner's traditional indi-
or Roth IRA)                                                                      vidual retirement
                                                                                  arrangement or Roth IRA to
                                                                                  an IRA of the same type.

                                                                                o Non-spousal beneficiary
                                                                                  direct rollover contributions
                                                                                  from qualified plans, 403(b)
                                                                                  plans and governmental
                                                                                  employer 457(b) plans may
                                                                                  be made to an Inherited
                                                                                  IRA contract under specified
                                                                                  circumstances.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
                 ADDITIONAL LIMITATIONS ON
 CONTRACT TYPE   CONTRIBUTIONS TO THE CONTRACT*
---------------------------------------------------------------
Inherited IRA      o Any subsequent contribu-
Beneficiary          tions must be from the same
continuation         type of IRA of the same
contract             deceased owner.
(traditional IRA
 or Roth IRA)      o You may make subsequent
                     contributions to your Protec-
                     tion with Investment
                     Performance account until
                     attained age 75, or if later,
                     the first contract date anni-
                     versary. However, once you
                     make a withdrawal from
                     your Protection with Invest-
                     ment Performance account,
                     subsequent contributions to
                     your Protection with Invest-
                     ment Performance account
                     will no longer be permitted.

                   o You may make subsequent
                     contributions to your Invest-
                     ment Performance account
                     until the later of attained
                     age 86 or the first contract
                     date anniversary.
---------------------------------------------------------------



* Subsequent contributions may not be permitted under certain conditions in your state. For a state-by-state description of all material variations of this contract, including information on contribution limitations in your state, see Appendix V later in this Prospectus. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time or change our contribution limits and requirements. We further reserve the right to discontinue the acceptance of, or place additional limitations on, contributions to the contract or contributions and/or transfers into your Protection with Investment Performance account at any time.



See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus. Please review your contract for information on contribution limitations.


38 Contract features and benefits



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OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner. For Series C contracts, we do not permit partnerships or limited liability corporations to be owners. We also reserve the right to prohibit availability of this contract to other non-natural owners.


For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code and only where the joint annuitants are spouses.

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA Beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.


For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be a plan participant/employee. See Appendix II at the end of this Prospectus for more information regarding QP contracts.


Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. Unless otherwise stated, if the contract is jointly owned or is issued to a non-natural owner, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.



PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST


(This section only applies to Series B and Series L contracts.)

If you are purchasing the contract to fund a charitable remainder trust and allocate any account value to the Protection with Investment Performance account, you should strongly consider "split-funding": that is the trust holds investments in addition to this Retirement Cornerstone(SM) -- Series ADV contract. Charitable remainder trusts are required to make specific distributions. The charitable remainder trust annual distribution requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. The required distribution may have an adverse impact on the value of your Guaranteed benefits.


Series CP(SM) and Series C contracts are not available for purchase by charitable remainder trusts.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS


Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. For an IRA contract (traditional or Roth) your initial contribution must be a direct transfer contribution from another IRA contract (traditional or Roth, as the case may be) or a rollover from an IRA or other eligible retirement plan. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form or not in accordance with our administrative procedures.


If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable FINRA time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.


If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the



                                              Contract features and benefits  39



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payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.


--------------------------------------------------------------------------------

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur" in "More information" later in this Prospectus.

--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?


Your investment options are the following:

o Protection with Investment Performance variable investment options (used to fund Guaranteed benefits)

o Investment Performance variable investment options


o Guaranteed interest option

o the account for special money market dollar cost averaging (Series C and Series CP(SM) contracts only)

o the account for special dollar cost averaging (Series B and Series L contracts only)


As noted throughout this Prospectus, all eligible contracts will be issued with the GIB unless you opt out at the time you apply for your contract. Also, all eligible contracts will be issued with the Return of Principal death benefit unless you make an alternate election of the Highest Anniversary Value death benefit or "Greater of" death benefit. Your Guaranteed benefits do not need to be funded at issue. Also, any applicable charges will not be assessed until you fund your Protection with Investment Performance account. The Protection with Investment Performance variable investment options are used to fund these benefits.

Only amounts you allocate to the Protection with Investment Performance variable investment options and amounts in a Special DCA program designated for future transfers to the Protection with Investment Performance variable investment options will fund your Guaranteed benefits. These amounts will be included in the respective benefit bases of your Guaranteed benefits and will become part of your Protection with Investment Performance account value. All amounts allocated to the Protection with Investment Performance variable investment options and amounts in a Special DCA program designated for Protection with Investment Performance variable investment options are subject to the terms and conditions of the Guaranteed benefits under your contract.

If you allocate to investment options available to fund your Guaranteed benefits, you may later decide to change your allocation instructions in order to increase, decrease or stop the funding of your Guaranteed benefits. Also, if you have a Guaranteed benefit, there is no requirement that you must fund it either at issue or on any future date.

IF YOU HAVE A GUARANTEED BENEFIT AND ALLOCATE ANY AMOUNT TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS OR A SPECIAL DCA PROGRAM WITH AMOUNTS DESIGNATED FOR FUTURE TRANSFERS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU ARE FUNDING THE GUARANTEED BENEFITS UNDER YOUR CONTRACT. NO OTHER ACTION IS REQUIRED OF YOU. IF YOU DO NOT WISH TO FUND A GUARANTEED BENEFIT, YOU SHOULD NOT ALLOCATE CONTRIBUTIONS OR MAKE TRANSFERS TO YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT. SEE "ALLOCATING YOUR CONTRIBUTIONS" LATER IN THIS PROSPECTUS.

Once you allocate amounts to the Protection with Investment Performance variable investment options, such amounts may be transferred among the Protection with Investment Performance variable investment options in accordance with our Custom Selection Rules, but may not be transferred to the Investment Performance variable investment options or the guaranteed interest option. For more information, see "Transferring your money among investment options" later in this Prospectus.

The table below shows the current Protection with Investment Performance variable investment options and Investment Performance variable investment options available to you. It is important to note that the Protection with Investment Performance variable investment options are also available as Investment Performance variable investment options. The Protection with Investment Performance variable investment options invest in the same Portfolios as the corresponding Investment Performance variable investment options.




--------------------------------------------------------------------------------
 PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT
 OPTIONS
--------------------------------------------------------------------------------
 AXA STRATEGIC ALLOCATION
--------------------------------------------------------------------------------
o AXA Balanced Strategy                         o AXA Conservative Strategy
o AXA Conservative Growth Strategy              o AXA Moderate Growth Strategy
--------------------------------------------------------------------------------
 FIXED INCOME
--------------------------------------------------------------------------------
o EQ/Core Bond Index
o EQ/Intermediate Government Bond Index
--------------------------------------------------------------------------------
 EQUITY
--------------------------------------------------------------------------------
o AXA Growth Strategy                           o AXA Tactical Manager 500
o AXA Tactical Manager                          o AXA Tactical Manager 2000
  International
o AXA Tactical Manager 400
--------------------------------------------------------------------------------


40  Contract features and benefits



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
----------------------------------------------------------------------------------------
INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS
----------------------------------------------------------------------------------------
o AXA Aggressive Allocation                         o Fidelity(R) VIP Freedom 2020
o AXA Moderate Allocation                             Portfolio
o AXA Moderate-Plus Allocation                      o Fidelity(R) VIP Freedom 2025
o All Asset Allocation                                Portfolio
o AXA Balanced Strategy                             o Fidelity(R) VIP Freedom 2030
o AXA Conservative Growth Strategy                    Portfolio
o AXA Conservative Strategy                         o Fidelity(R) VIP Mid Cap Portfolio
o AXA Growth Strategy                               o Fidelity(R) VIP Strategic Income
o AXA Moderate Growth Strategy                        Portfolio
o AXA Tactical Manager 2000                         o Franklin Income Securities Fund
o AXA Tactical Manager 400                          o Franklin Strategic Income
o AXA Tactical Manager 500                            Securities Fund
o AXA Tactical Manager                              o Franklin Templeton VIP Founding
  International                                       Funds Allocation Fund
o EQ/AllianceBernstein International                o Mutual Shares Securities Fund
o EQ/AllianceBernstein Small Cap                    o Templeton Developing Markets
  Growth                                              Securities Fund
o EQ/AXA Franklin Small Cap Value                   o Templeton Foreign Securities Fund
  Core                                              o Templeton Global Bond Securities
o EQ/BlackRock Basic Value Equity                     Fund
o EQ/BlackRock International Value                  o Templeton Growth Securities Fund
o EQ/Boston Advisors Equity Income                  o Goldman Sachs VIT Mid Cap Value
o EQ/Capital Guardian Research                        Fund
o EQ/Common Stock Index                             o Invesco V.I. Global Real Estate
o EQ/Core Bond Index                                  Fund
o EQ/Davis New York Venture                         o Invesco V.I High Yield
o EQ/Equity 500 Index                               o Invesco V.I. International Growth
o EQ/Franklin Core Balanced                           Fund
o EQ/Franklin Templeton Allocation                  o Invesco V.I. Leisure Fund
o EQ/GAMCO Mergers and                              o Invesco V.I. Mid Cap Core Equity
  Acquisitions                                        Fund
o EQ/GAMCO Small Company Value                      o Invesco V.I. Small Cap Equity Fund
o EQ/Global Bond PLUS                               o Ivy Funds VIP Asset Strategy
o EQ/Global Multi-Sector Equity                     o Ivy Funds VIP Dividend
o EQ/Intermediate Government                          Opportunities
  Bond Index                                        o Ivy Funds VIP Energy
o EQ/International Core PLUS                        o Ivy Funds VIP Global Natural
o EQ/International ETF                                Resources
o EQ/International Growth                           o Ivy Funds VIP High Income
o EQ/JPMorgan Value Opportunities                   o Ivy Funds VIP Mid Cap Growth
o EQ/Large Cap Growth Index                         o Ivy Funds VIP Science and
o EQ/Large Cap Growth PLUS                            Technology
o EQ/Large Cap Value Index                          o Ivy Funds VIP Small Cap Growth
o EQ/Large Cap Value PLUS                           o Lazard Retirement Emerging
o EQ/Mid Cap Index                                    Markets Equity Portfolio
o EQ/Mid Cap Value PLUS                             o Lord Abbett Bond Debenture
o EQ/Money Market                                   o Lord Abbett Classic Stock
o EQ/Montag & Caldwell Growth                       o Lord Abbett Growth Opportunities
o EQ/Morgan Stanley Mid Cap                         o MFS(R) International Value Portfolio
  Growth                                            o MFS(R) Investors Growth Stock
o EQ/Mutual Large Cap Equity                          Series
o EQ/Oppenheimer Global                             o MFS(R) Investors Trust Series
o EQ/PIMCO Ultra Short Bond                         o MFS(R) Technology Portfolio
o EQ/Small Company Index                            o MFS(R) Utilities Series
o EQ/T. Rowe Price Growth Stock                     o PIMCO VIT
o EQ/Templeton Global Equity                          CommodityRealReturn(R) Strategy
o EQ/Van Kampen Comstock                              Portfolio
o EQ/Wells Fargo Advantage Omega                    o PIMCO VIT Emerging Markets
  Growth                                              Bond Portfolio
o AllianceBernstein VPS Balanced                    o PIMCO VIT Real Return Strategy
  Wealth Strategy Portfolio                           Portfolio
o AllianceBernstein VPS                             o PIMCO VIT Total Return Portfolio
  International Growth Portfolio                    o ProFund VP Bear
o American Century VP Large                         o ProFund VP Biotechnology
  Company Value Fund                                o Rydex SGI VT Alternative Strate-
o American Century VP Mid Cap                         gies Allocation Fund
  Value Fund                                        o Rydex SGI VT Managed Futures
o BlackRock Global Allocation                         Strategy Fund
  V.I. Fund                                         o Rydex VT Inverse S&P Strategy
o BlackRock Large Cap Growth                          Fund
  V.I. Fund                                         o T.Rowe Price Health Sciences
o Fidelity(R) VIP Asset Manager:                      Portfolio II
  Growth(R) Portfolio                               o Van Eck VIP Global Hard Assets
o Fidelity(R) VIP Contrafund(R) Portfolio             Fund
o Fidelity(R) VIP Freedom 2015
  Portfolio
----------------------------------------------------------------------------------------



Only amounts allocated to a Special DCA program designated for a Protection with Investment Performance variable investment option will be included in the Protection with Investment Performance account value. The remainder will be included in your Investment Performance account value. As discussed later in this section, the Special DCA programs allow you to gradually allocate amounts to available investment options through periodic transfers. You can allocate to either or both Investment Performance and Protection with Investment Performance variable investment options as part of your Special DCA program. See "Allocating your contributions" later in this section.



VARIABLE INVESTMENT OPTIONS


Your investment results in any one of the variable investment options will depend on the investment performance of the underlying Portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives their investment manager(s) and/or sub-adviser(s). We may, at any time, exercise our rights to limit or terminate your contributions and allocations to any of the variable investment options (including the Protection with Investment Performance variable investment options) and to limit the number of variable investment options which you may select.



                                              Contract features and benefits  41



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PORTFOLIOS OF THE TRUSTS

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


The AXA Strategic Allocation Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Strategic Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Strategic Allocation Portfolios than certain other Portfolios available to you under your contract. In addition, the AXA Strategic Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risk associated with certain Guaranteed benefits based on its selection of underlying Portfolios in which each AXA Strategic Allocation Portfolio invests. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.





------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS    OBJECTIVE                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION      Class A        Seeks long-term capital appreciation.       o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION        Class A        Seeks long-term capital appreciation and    o AXA Equitable
                                              current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS ALLOCATION   Class A        Seeks long-term capital appreciation and    o AXA Equitable
                                              current income, with a greater emphasis
                                              on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS    OBJECTIVE                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION           Class IA       Seeks long-term capital appreciation and    o AXA Equitable
                                              current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY(1)       Class IB       Seeks long-term capital appreciation and    o AXA Equitable
                                              current income
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH        Class IB       Seeks current income and growth of capi-    o AXA Equitable
 STRATEGY(1)                                  tal, with a greater emphasis on current
                                              income.
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY(1)   Class IB       Seeks a high level of current income.       o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY(1)         Class IB       Seeks long-term capital appreciation and    o AXA Equitable
                                              current income, with a greater emphasis
                                              on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH            Class IB       Seeks long-term capital appreciation and    o AXA Equitable
 STRATEGY(1)                                  current income, with a greater emphasis
                                              on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000(1)   Class IB       Seeks a total return that is compatible to  o AllianceBernstein L.P.
                                              that of the Russell(R) 2000 Index by        o AXA Equitable
                                              investing in a combination of long and      o BlackRock Investment Management, LLC
                                              short positions based on securities
                                              included in the Russell 2000(R) Index.
------------------------------------------------------------------------------------------------------------------------------------


42 Contract features and benefits



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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS    OBJECTIVE                                     AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400(1)    Class IB       Seeks a total return that is compatible to    o AllianceBernstein L.P.
                                              that of the Standard & Poor's Mid Cap         o AXA Equitable
                                              400 Index by investing in a combination       o BlackRock Investment Management, LLC
                                              of long and short positions based on
                                              securities included in the Standard &
                                              Poor's MidCap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500(1)    Class IB       Seeks a total return that is compatible to    o AllianceBernstein L.P.
                                              that of the Standard & Poor's 500 Com-        o AXA Equitable
                                              posite Stock Price Index ("S&P 500            o BlackRock Investment Management, LLC
                                              Index") by investing in a combination of
                                              long and short positions based on securi-
                                              ties included in the Standard & Poor's
                                              500 Composite Stock Price Index.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER           Class IB       Seeks a total return that is comparable to    o AllianceBernstein L.P.
 INTERNATIONAL(1)                             that of the Morgan Stanley Capital Inter-     o AXA Equitable
                                              national ("MSCI") EAFE Index or a             o BlackRock Investment Management, LLC
                                              combination of the ASX SPI 200 Index,
                                              Dow Jones Euro Stoxx 50 Index(R), FTSE
                                              100 Index and Tokyo Stock Price Index
                                              (collectively the "Indices") by investing in
                                              a combination of long and short positions
                                              based on securities included in the MSCI
                                              EAFE or the Indices.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN           Class IA       Seeks to achieve a total return (before       o AllianceBernstein L.P.
 INTERNATIONAL                                expenses) that approximates the total
                                              return performance of 40% DJ
                                              EuroSTOXX 50 Index, 25% FTSE 100
                                              Index, 25% TOPIX Index, and 10% S&P/
                                              ASX 200 Index, including reinvestment of
                                              dividends, at a risk level consistent with
                                              that of the composite index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Class IA       Seeks to achieve long-term growth of          o AllianceBernstein L.P.
 CAP GROWTH                                   capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP      Class IA       Seeks to achieve long-term total return.      o BlackRock Investment Management, LLC
 VALUE CORE                                                                                 o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE       Class IA       Seeks to achieve capital appreciation and     o BlackRock Investment Management, LLC
 EQUITY                                       secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL     Class IA       Seeks to provide current income and           o BlackRock Investment Management
 VALUE                                        long-term growth of income, accompa-            International Limited
                                              nied by growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      Class IA       Seeks a combination of growth and             o Boston Advisors, LLC
 INCOME                                       income to achieve an above-average and
                                              consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH   Class IA       Seeks to achieve long-term growth of          o Capital Guardian Trust Company
                                              capital.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 43



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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                 SHARE CLASS    OBJECTIVE                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX          Class IA       Seeks to achieve a total return before       o AllianceBernstein L.P.
                                              expenses that approximates the total
                                              return performance of the Russell 3000
                                              Index, including reinvestment of divi-
                                              dends, at a risk level consistent with that
                                              of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX(1)          Class IB       Seeks to achieve a total return before       o SSgA Funds Management, Inc.
                                              expenses that approximates the total
                                              return performance of the Barclays Capi-
                                              tal U.S. Aggregate Bond Index, including
                                              reinvestment of dividends, at a risk level
                                              consistent with that of the Barclays Capi-
                                              tal U.S. Aggregate Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE      Class IA       Seeks to achieve long-term growth of         o Davis Selected Advisers, L.P.
                                              capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX            Class IA       Seeks to achieve a total return before       o AllianceBernstein L.P.
                                              expenses that approximates the total
                                              return performance of the S&P 500 Index,
                                              including reinvestment of dividends, at a
                                              risk level consistent with that of the S&P
                                              500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED      Class IA       Seeks to maximize income while main-         o AXA Equitable
                                              taining prospects for capital appreciation.  o BlackRock Investment Management, LLC
                                                                                           o Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON          Class IA       Primarily seeks capital appreciation and     o AXA Equitable
 ALLOCATION                                   secondarily seeks income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND           Class IA       Seeks to achieve capital appreciation.       o GAMCO Asset Management Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY         Class IA       Seeks to maximize capital appreciation.      o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS            Class IA       Seeks to achieve capital growth and cur-     o AXA Equitable
                                              rent income.                                 o BlackRock Investment Management, LLC
                                                                                           o First International Advisors, LLC
                                                                                           o Wells Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY  Class IA       Seeks to achieve long-term capital appre-    o AXA Equitable
                                              ciation.                                     o BlackRock Investment Management, LLC
                                                                                           o Morgan Stanley Investment Management
                                                                                             Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT     Class IB       Seeks to achieve a total return before       o SSgA Funds Management, Inc.
 BOND INDEX(1)                                expenses that approximates the total
                                              return performance of the Barclays Capi-
                                              tal Intermediate Government Bond Index,
                                              including reinvestment of dividends, at a
                                              risk level consistent with that of the
                                              Barclays Capital Intermediate U.S. Gov-
                                              ernment Bond Index.
------------------------------------------------------------------------------------------------------------------------------------


44 Contract features and benefits



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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME               SHARE CLASS      OBJECTIVE                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   Class IA         Seeks to achieve long-term growth of        o AXA Equitable
                                              capital.                                    o BlackRock Investment Management, LLC
                                                                                          o Hirayama Investments, LLC
                                                                                          o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL ETF         Class IA         Seeks long-term capital appreciation.       o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      Class IA         Seeks to achieve capital appreciation.      o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            Class IA         Seeks to achieve long-term capital appre-   o JPMorgan Investment Management Inc.
 OPPORTUNITIES                                ciation.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX    Class IA         Seeks to achieve a total return before      o AllianceBernstein L.P.
                                              expenses that approximates the total
                                              return performance of the Russell 1000
                                              Growth Index, including reinvestment of
                                              dividends at a risk level consistent with
                                              that of the Russell 1000 Growth Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     Class IA         Seeks to provide long-term capital          o AXA Equitable
                                              growth.                                     o BlackRock Investment Management, LLC
                                                                                          o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     Class IA         Seeks to achieve a total return before      o SSgA Funds Management, Inc.
                                              expenses that approximates the total
                                              return performance of the Russell 1000
                                              Value Index, including reinvestment of
                                              dividends, at a risk level consistent with
                                              that of the Russell 1000 Value Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS      Class IA         Seeks to achieve capital appreciation.      o AllianceBernstein L.P.
                                                                                          o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX             Class IA         Seeks to achieve a total return before      o SSgA Funds Management, Inc.
                                              expenses that approximates the total
                                              return performance of the S&P Mid Cap
                                              400 Index, including reinvestment of
                                              dividends, at a risk level consistent with
                                              that of the S&P Mid Cap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        Class IA         Seeks to achieve long-term capital appre-   o AXA Equitable
                                              ciation.                                    o BlackRock Investment Management, LLC
                                                                                          o Wellington Management Company LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET              Class IA         Seeks to obtain a high level of current     o The Dreyfus Corporation
                                              income, preserve its assets and maintain
                                              liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL         Class IA         Seeks to achieve capital appreciation.      o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP    Class IA         Seeks to achieve capital growth.            o Morgan Stanley Investment Management
 GROWTH                                                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 45



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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST
PORTFOLIO NAME                       SHARE CLASS
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY           Class IA
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL                Class IA
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND            Class IA
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX               Class IA
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK        Class IA
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY           Class IA
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK               Class IA
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE             Class 1A
 OMEGA GROWTH

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       OBJECTIVE                                   APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY           Seeks to achieve capital appreciation,      o AXA Equitable
                                     which may occasionally be short-term,       o BlackRock Investment Management, LLC
                                     and secondarily, income.                    o Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL                Seeks to achieve capital appreciation.      o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND            Seeks to generate a return in excess of     o Pacific Investment Management Company,
                                     traditional money market products while       LLC
                                     maintaining an emphasis on preservation
                                     of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX               Seeks to replicate as closely as possible   o AllianceBernstein L.P.
                                     (before the deduction of Portfolio
                                     expenses) the total return of the Russell
                                     2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH STOCK        Seeks to achieve long-term capital appre-   o T. Rowe Price Associates, Inc.
                                     ciation and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY           Seeks to achieve long-term capital          o AXA Equitable
                                     growth.                                     o BlackRock Investment Management, LLC
                                                                                 o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK               Seeks to achieve capital growth and         o Morgan Stanley Investment Management
                                     income.                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE             Seeks to achieve long-term capital          o Wells Capital Management, Inc.
 OMEGA GROWTH                        growth.


------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE
FUNDS) - SERIES II
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL ESTATE      The fund's investment objective is total
 FUND                                return through growth of capital and
                                     current income.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD              The fund's investment objective is total
                                     return, comprised of current income and
                                     capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL           The fund's investment objective is
 GROWTH FUND                         long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. LEISURE FUND            The fund's investment objective is
                                     long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE            The fund's investment objective is
 EQUITY FUND                         long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY        The fund's investment objective is
 FUND                                long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC. - CLASS B
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS                The Portfolio's investment objective is to
 BALANCED WEALTH STRATEGY            maximize total return consistent with the
 PORTFOLIO                           Adviser's determination of reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTER-         The Portfolio's investment objective is
 NATIONAL GROWTH PORTFOLIO           long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE
FUNDS) - SERIES II                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL ESTATE      o Invesco Advisors, Inc.
 FUND                                o Invesco Asset Management Limited
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD              o Invesco Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL           o Invesco Advisors, Inc.
 GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. LEISURE FUND            o Invesco Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE            o Invesco Advisors, Inc.
 EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP EQUITY        o Invesco Advisors, Inc.
 FUND
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC. - CLASS B          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS                o AllianceBernstein L.P.
 BALANCED WEALTH STRATEGY
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTER-         o AllianceBernstein L.P.
 NATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------


46 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC. - CLASS II
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP LARGE            The fund seeks long-term capital growth. Income is a sec-
 COMPANY VALUE FUND                  ondary objective.
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP          The fund seeks long-term capital growth. Income is a second-
 VALUE FUND                          ary objective.
------------------------------------------------------------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS,
INC. - CLASS III
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
BLACKROCK GLOBAL ALLOCATION          To seek high total investment return.
 V.I. FUND
------------------------------------------------------------------------------------------------------------------------------------
BLACKROCK LARGE CAP GROWTH           Seeks long-term capital growth.
 V.I. FUND
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS FUND - SERVICE CLASS 2
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP ASSET MANAGER:       Seeks to maximize total return by allocating its assets among
 GROWTH(R) PORTFOLIO                 stocks, bonds, short-term instruments, and other investments.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)        Seeks long-term capital appreciation.
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2015         The fund seeks high total return with a secondary objective of
 PORTFOLIO                           principal preservation as the fund approaches its target date and beyond.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2020         The fund seeks high total return with a secondary objective of
 PORTFOLIO                           principal preservation as the fund approaches its target date and beyond.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2025         The fund seeks high total return with a secondary objective of
 PORTFOLIO                           principal preservation as the fund approaches its target date and beyond.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2030         The fund seeks high total return with a secondary objective of
 PORTFOLIO                           principal preservation as the fund approaches its target date and beyond.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO    Seeks long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP STRATEGIC INCOME     Seeks a high level of current income. The fund may also seek
 PORTFOLIO                           capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST - CLASS 2
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES           The Fund's investment goal is to maximize income while main-
 FUND                                taining prospects for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME            The Fund's principal investment goal is to earn a high level of
 SECURITIES FUND                     current income. Its secondary goal is long-term capital appre-
                                     ciation.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC. - CLASS II          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP LARGE           o American Century Investment
COMPANY VALUE FUND                     Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP          o American Century Investment
 VALUE FUND                            Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS,
INC. - CLASS III                     INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
BLACKROCK GLOBAL ALLOCATION          o BlackRock Advisors, LLC
 V.I. FUND                           o BlackRock International Limited
                                     o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
BLACKROCK LARGE CAP GROWTH           o BlackRock Advisors, LLC
 V.I. FUND                           o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS FUND - SERVICE CLASS 2      INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP ASSET MANAGER:       o Fidelity Management & Research Company
 GROWTH(R) PORTFOLIO                   (FMR)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)        o Fidelity Management & Research Company
 PORTFOLIO                             (FMR)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2015         o Strategic Advisers
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2020         o Strategic Advisers
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2025         o Strategic Advisers
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FREEDOM 2030         o Strategic Advisers
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP PORTFOLIO    o Fidelity Management & Research Company
                                       (FMR)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP STRATEGIC INCOME     o Fidelity Management & Research Company
 PORTFOLIO                             (FMR)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST - CLASS 2   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES           o Franklin Advisers, Inc.
 FUND
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME            o Franklin Advisers, Inc.
 SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 47

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST - CLASS 2
PORTFOLIO NAME                      OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUND-       The Fund's principal investment goal is capital appreciation. Its
 ING FUNDS ALLOCATION FUND          secondary goal is income.
------------------------------------------------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND       The Fund's principal investment goal is capital appreciation. Its secondary goal is income.
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING                Seeks long-term capital appreciation.
 MARKETS SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES        Seeks long-term capital growth.
 FUND
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL BOND               Seeks high current income, consistent with preservation of
 SECURITIES FUND                    capital. Capital appreciation is a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES         The Fund's investment goal is long-term capital growth.
 FUND
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE
TRUST - SERVICE SHARES
PORTFOLIO NAME                      OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP           Seeks long-term capital appreciation.
 VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VARIABLE INSURANCE
PORTFOLIOS
PORTFOLIO NAME                      OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ASSET STRATEGY        To seek high total return over the long term.
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP DIVIDEND              Seeks to provide total return.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY                Seeks to provide long-term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP GLOBAL NATURAL        Seeks to provide long-term growth. Any income realized will be
 RESOURCES                          incidental.
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH INCOME           Seeks, as its primary objective, a high level of current income.
                                    As a secondary objective, the Portfolio seeks capital growth when consistent with its primary objective.
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID CAP GROWTH        Seeks to provide growth of your investment.
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SCIENCE AND           Seeks long-term growth of capital.
 TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL CAP             Seeks growth of capital.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST - CLASS 2  INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                      APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUND-       o Franklin Advisers, Inc.(2)
 ING FUNDS ALLOCATION FUND          o Franklin Mutual Advisers, LLC(2)
                                    o Templeton Global Advisors, Limited(2)
------------------------------------------------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND       o Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING                o Templeton Asset Management Ltd.
 MARKETS SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES        o Templeton Investment Counsel, LLC
 FUND
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL BOND               o Franklin Advisers, Inc.
 SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES         o Templeton Global Advisors, Limited
 FUND
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE
TRUST - SERVICE SHARES              INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                      APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP           o Goldman Sachs Asset Management, L.P.
 VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VARIABLE INSURANCE
PORTFOLIOS                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                      APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ASSET STRATEGY        o Waddell & Reed Investment Management
                                      Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP DIVIDEND              o Waddell & Reed Investment Management
 OPPORTUNITIES                        Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY                o Waddell & Reed Investment Management
                                      Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP GLOBAL NATURAL        o Waddell & Reed Investment Management
 RESOURCES                            Company (WRIMCO)
                                    o MacKenzie Financial Corporation
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH INCOME           o Waddell & Reed Investment Management
                                      Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID CAP GROWTH        o Waddell & Reed Investment Management
                                      Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SCIENCE AND           o Waddell & Reed Investment Management
 TECHNOLOGY                           Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL CAP             o Waddell & Reed Investment Management
 GROWTH                               Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------


48 Contract features and benefits

------------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC. -
SERVICE SHARES
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING           Seeks long-term capital appreciation.
 MARKETS EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE           The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT CLASSIC STOCK            The Fund's investment objective is growth of capital and
                                     growth of income consistent with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH                   The Funds investment objective is capital appreciation.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUSTS -
SERVICE CLASS
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE           The fund's investment objective is to seek capital appreciation.
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK        The fund's investment objective is to seek capital appreciation.
 SERIES
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES        The fund's investment objective is to seek capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY PORTFOLIO          The fund's investment objective is to seek capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES              The fund's investment objective is to seek total return.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST -
ADVISOR CLASS
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT                            Seeks maximum real return consistent with prudent investment
 COMMODITYREALRETURN(R)              management.
 STRATEGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS           Seeks maximum total return, consistent with preservation of
 BOND PORTFOLIO                      capital and prudent investment management.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN                Seeks maximum real return, consistent with preservation of
 STRATEGY PORTFOLIO                  real capital and prudent investment management.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN               Seeks maximum total return, consistent with preservation of
 PORTFOLIO                           capital and prudent investment management.
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS VP
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR                      Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY             Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S.
                                     Biotechnology Index.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC. -
SERVICE SHARES                       INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING           o Lazard Asset Management LLC
 MARKETS EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE           o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT CLASSIC STOCK            o Lord, Abbett & Co. LLC
------------------------------------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH                   o Lord, Abbett & Co. LLC
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUSTS -
SERVICE CLASS                        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE           o Massachusetts Financial Services Company
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK        o Massachusetts Financial Services Company
 SERIES
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST SERIES        o Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) TECHNOLOGY PORTFOLIO          o Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES              o Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST -
ADVISOR CLASS                        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT                            o Pacific Investment Management Company
 COMMODITYREALRETURN(R)                LLC
 STRATEGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS           o Pacific Investment Management Company
 BOND PORTFOLIO                        LLC
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN                o Pacific Investment Management Company
 STRATEGY PORTFOLIO                    LLC
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN               o Pacific Investment Management Company
 PORTFOLIO                             LLC
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS VP                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR                      o ProFund Advisors LLC
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY             o ProFund Advisors LLC
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 49

------------------------------------------------------------------------------------------------------------------------------------
RYDEX VARIABLE TRUST
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
RYDEX SGI VT ALTERNATIVE             The fund seeks to provide investment results that match the
 STRATEGIES ALLOCATION FUND          performance of a benchmark for measuring trends in the com-
                                     modity and financial futures markets. The Fund's current
                                     benchmark is the Standard & Poor's Diversified Trends Indica-
                                     tor(R) (the "benchmark" or the "S&P DTI").
------------------------------------------------------------------------------------------------------------------------------------
RYDEX SGI VT MANAGED FUTURES         The fund seeks to deliver a return that has a low correlation to
 STRATEGY FUND                       the returns of traditional stock and bond asset classes as well as provide capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
RYDEX VT INVERSE S&P STRATEGY        The fund seeks to provide investments results that match the
 FUND                                performance of a specific benchmark on a daily basis. The
                                     Fund's current benchmark is the inverse (opposite) of the per-
                                     formance of the S&P 500(R) Index (the "underlying index").
------------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE HEALTH SCIENCES        Seeks long-term capital appreciation.
 PORTFOLIO - II
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP TRUST -
S CLASS
PORTFOLIO NAME                       OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD              Seeks long-term capital appreciation by investing primarily in
 ASSETS FUND                         "hard asset" securities. Income is a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
RYDEX VARIABLE TRUST                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
RYDEX SGI VT ALTERNATIVE             o  Security Global Investors
 STRATEGIES ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------------
RYDEX SGI VT MANAGED FUTURES         o Security Global Investors
 STRATEGY FUND
------------------------------------------------------------------------------------------------------------------------------------
RYDEX VT INVERSE S&P STRATEGY        o Security Global Investors
 FUND
------------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.    INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE HEALTH SCIENCES        o T. Rowe Price Associates, Inc.
 PORTFOLIO - II
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP TRUST -
S CLASS                              INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD              o Van Eck Associates Corporation
 ASSETS FUND
------------------------------------------------------------------------------------------------------------------------------------




(1) This variable investment option is also available as a Protection with Investment Performance variable investment option should you decide to fund your Guaranteed benefits. For more information, please see "What are your investment options under the contract?" earlier in this section.


(2) Franklin Templeton VIP Founding Funds Allocation Fund is a fund-of-funds. Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors, Limited are the investment managers of the underlying funds. Franklin Templeton Services, LLC serves as the Fund's administrator.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


50 Contract features and benefits



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                          www.axa-equitable.com/green

GUARANTEED INTEREST OPTION


The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus. Any amounts allocated to the guaranteed interest option will not be included in your Protection with Investment Performance account value.


We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.


We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before the deduction of annual administrative charges. For a state-by-state description of all material variations of this contract, including information on the guaranteed interest option in your state, see Appendix V later in this Prospectus.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2010 is 1.25% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers from the guaranteed interest option.


ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING. (Series B and L contracts only) The account for special dollar cost averaging is part of our general account. We pay interest at enhanced guaranteed rates in this account for specified time periods. However, enhanced guaranteed rates may not always be available and are not guaranteed. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, based on our discretion and according to the procedures that we have. We reserve the right to change these procedures.


We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Dollar cost averaging" later in this section for rules and restrictions that apply to the account for special dollar cost averaging.

ALLOCATING YOUR CONTRIBUTIONS


You may allocate your contributions to the Investment Performance variable investment options, the guaranteed interest option or one of our Special DCA programs (depending on what series of Retirement Cornerstone(SM) you purchase). If you are eligible to have one or more Guaranteed benefits and you wish to fund them, you may allocate contributions to the Protection with Investment Performance variable investment options or one of our Special DCA programs (depending on what series of Retirement Cornerstone(SM) you purchase). Also, we limit the number of variable investment options which you may select.

Only amounts you allocate to the Protection with Investment Performance variable investment options and amounts in a Special DCA program designated for future transfers to the Protection with Investment Performance variable investment options will fund your Guaranteed benefits. These amounts will be used to calculate your Guaranteed benefit bases and will become part of your Protection with Investment Performance account value.


For example:


You purchase a Series B contract with an initial contribution of $100,000 and have the GIB and the Highest Anniversary Value death benefit. You allocate $60,000 to the Protection with Investment Performance variable investment options and $40,000 to the Investment Performance variable investment options. The $60,000 will be included in your Protection with Investment Performance account value and will be used to calculate your GIB and Highest Anniversary Value benefit bases. $40,000 will be included in your Investment Performance account value.

Allocations must be whole percentages and you may change your allocations at any time. No more than 25% of any contribution to the contract may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to discontinue, and/or place additional limitations on, contributions to any of the variable investment options, including the Protection with Investment Performance variable investment options. We also reserve the right to discontinue acceptance of contributions into the contract. See "Additional limitations on contributions to the contract" in the table in "How you can purchase and contribute to your contract" under "Contract features and benefits."


It is important to note that the contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him or her regarding any different arrangements that may apply.


CUSTOM SELECTION RULES (APPLICABLE TO YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT ONLY)

For allocations to your Protection with Investment Performance account, you must allocate your contributions and transfers in accor-



                                              Contract features and benefits  51



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dance with our Custom Selection Rules. The Custom Selection Rules require that all of your Protection with Investment Performance account value be allocated according to the category and investment option limits described below. Allocations to the Protection with Investment Performance account may be made through contributions and transfers from your Investment Performance account. These Custom Selection Rules do not apply to amounts allocated to your Investment Performance account.

Your Protection with Investment Performance account value must be allocated among the Protection with Investment Performance variable investment options in the following three categories:


CATEGORY 1 -- AXA STRATEGIC ALLOCATION

     AXA Balanced Strategy
     AXA Conservative Growth Strategy
     AXA Conservative Strategy
     AXA Moderate Growth Strategy


CATEGORY 2 -- FIXED INCOME

     EQ/Core Bond Index
     EQ/Intermediate Government Bond Index


CATEGORY 3 -- EQUITY

     AXA Growth Strategy
     AXA Tactical Manager International
     AXA Tactical Manager 400
     AXA Tactical Manager 500
     AXA Tactical Manager 2000


Your contributions in the three categories must also generally be allocated according to the following category and investment option limits.


CATEGORY AND INVESTMENT OPTION LIMITS. The chart below sets forth the general category and investment option limits for allocations to your Protection with Investment Performance account only. The categories and investment option limits described here do not apply to amounts allocated to your Investment Performance account.




-------------------------------------------------------------------
                                     CATEGORY
                       --------------------------------------------
                           1. AXA
                        STRATEGIC     2. FIXED
                        ALLOCATION      INCOME       3. EQUITY
Maximum for category      None(1)       None             60%

Minimum for category       None        40%(2)           None

Maximum for each           None         None           10%(3)
option
-------------------------------------------------------------------



(1) IF THERE IS ANY ALLOCATION TO CATEGORY 3, THERE IS A 40% MINIMUM ALLOCATION REQUIREMENT TO CATEGORY 2, THUS LIMITING THE AMOUNT THAT MAY BE ALLOCATED TO CATEGORY 1.



(2) Applies only if there is any allocation to Category 3.


(3) AXA Tactical Manager 400 and AXA Tactical Manager 2000 have a 10% maximum limit individually. AXA Growth Strategy, AXA Tactical Manager International and AXA Tactical Manager 500 are not subject to a per fund maximum.

There are no minimum allocations for any one Protection with Investment Performance variable investment option. Allocations must be in whole percentages. Your ability to allocate contributions to investment options may be subject to restrictions in certain states. For a state-by-state description of all material variations of this contract, including information on your ability to allocate contributions to investment options, see Appendix V later in this Prospectus.

We reserve the right to change our Custom Selection Rules at any time. We also reserve the right to discontinue, and/or place additional limitations on, contributions and transfers into any or all with Investment Performance Protection account variable investment options, either directly or through one of our Special DCA programs. IF YOU HAVE ONE OR MORE GUARANTEED BENEFITS AND WE EXERCISE OUR RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS TO THE CONTRACT AND/OR CONTRIBUTIONS AND/OR TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS MEANS THAT IF YOU HAVE NOT YET ALLOCATED AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NOT BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS ALSO MEANS THAT IF YOU HAVE ALREADY FUNDED YOUR GUARANTEED BENEFITS BY ALLOCATING AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO INCREASE YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE AND THE BENEFIT BASES ASSOCIATED WITH YOUR GUARANTEED BENEFITS THROUGH CONTRIBUTIONS AND TRANSFERS.

POSSIBLE CHANGES TO THE CUSTOM SELECTION RULES. We may in the future revise the category limits, the categories themselves, the investment option limits, and the variable investment options within each category as well as combine the variable investment options within the same or in different categories (collectively, "category and investment option limitations").

If we change our Custom Selection Rules, please note the following:

o Any existing monies that you have allocated among the Protection with Investment Performance variable investment options will not be automatically reallocated to conform with the new Custom Selection Rules. Subject to market performance and any subsequent transfer(s) and/or withdrawals you make, those monies will remain invested as allocated at the time of the change;


o If your allocation instructions on file prior to a change to our Custom Selection Rules do not comply with our new Custom Selection Rules, you will not be automatically required to change your allocation instructions;


o If your allocation instructions on file prior to a change to our Custom Selection Rules do not comply with our new Custom Selection Rules, and you make a subsequent contribution, we will allocate your contribution pursuant to those instructions, and you will not be required to change your allocation instructions;


o If your allocation instructions on file prior to a change to our Custom Selection Rules do not comply with our new Custom Selection Rules, and you initiate a transfer, you will be required to change your instructions; and

o   Any change to your allocation instructions must comply with our

52  Contract features and benefits



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     new Custom Selection Rules. Your new allocation instructions will apply to all future transactions, including subsequent contributions, transfers from your Investment Performance account and rebalancing.

AUTOMATIC QUARTERLY REBALANCING Other than amounts attributable to a Special DCA program that are designated for your Protection with Investment Performance variable investment options, your Protection with Investment Performance account value will be rebalanced automatically every three months. Rebalancing will occur on the same day of the month as your contract date. If that date is after the 28th of a month, rebalancing will occur on the first business day of the following month. If the date occurs on a date other than a business day, the rebalancing will occur on the next business day. Rebalancing for the last quarter of a contract year will occur on the contract date anniversary. If this date occurs on a day other than a business day, the rebalance will occur on the business day immediately preceding the contract date anniversary. When we rebalance, we will transfer amounts among the Protection with Investment Performance variable investment options so that the percentage of your Protection with Investment Performance account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. You may request a rebalancing on the transaction date of a subsequent contribution.

A transfer among the Protection with Investment Performance variable investment options does not automatically change your allocation instructions for the rebalancing of your Protection with Investment Performance account value on a quarterly basis. This means that upon the next scheduled rebalancing, we will transfer amounts among your Protection with Investment Performance variable investment options pursuant to the allocation instructions on file. If you wish to change allocation instructions for the quarterly rebalancing, these instructions must meet our then current category and investment option limits and must be in writing on a form we provide.


If we change our Custom Selection Rules, your quarterly rebalancing will continue in accordance with your existing allocation instructions, unless you submit new allocation instructions.


If we discontinue contributions and transfers to the Protection with Investment Performance variable investment options, we reserve the right to default any subsequent contribution or scheduled transfer in a Special DCA program to the corresponding Investment Performance variable investment option, which invests in the same underlying Portfolio.

We may offer an optional rebalancing program for amounts allocated to your Investment Performance variable investment options and the guaranteed interest option. For more information, see "Rebalancing among your Investment Performance variable investment options and guaranteed interest option" in "Transferring your money among investment options" later in this Prospectus.


ALLOCATION INSTRUCTION CHANGES. You may change your instructions for allocations of future contributions. Any revised allocation instructions will also be used for quarterly rebalancing. Any revised allocation instructions must meet the category and investment option limits in place at the time that the instructions are received.


TRANSFERS. Once you allocate amounts to the Protection with Investment Performance variable investment options, such amounts may be transferred among the Protection with Investment Performance variable investment options in accordance with our Custom Selection Rules, but may not be transferred to the Investment Performance variable investment options or the guaranteed interest option. See "Transferring your account value" in "Transferring your money among investment options."



DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. Not all of the programs described here are available with each Retirement Cornerstone(SM) Series contract. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term.


All amounts in a dollar cost averaging program will be transferred at the completion of the time period you select. Currently, our Special DCA programs time periods do not extend beyond 12 months. These plans of investing do not guarantee that you will earn a profit or be protected against losses.


--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

We offer the following dollar cost averaging programs in the Retirement Cornerstone(SM) Series contracts:

    o   Special dollar cost averaging;
    o   Special money market dollar cost averaging;
    o   General dollar cost averaging;
    o   Investment simplifier.


The only dollar cost averaging programs that are available to fund your Guaranteed benefits are special dollar cost averaging and special money market dollar cost averaging (together, the "Special DCA programs"). Depending on the Retirement Cornerstone(SM) Series contract you own, you will have one of the Special DCA programs available to you, but not both. Amounts allocated to a Special DCA program that are designated for future transfers to the Protection with Investment Performance variable investment options are included in the benefit bases for your Guaranteed benefits. The Special DCA programs allow you to gradually fund your Guaranteed benefits through systematic transfers to the Protection with Investment Performance variable investment options. Also, you may make systematic transfers to the Investment Performance variable investment options and the guaranteed interest option. Amounts in the account for special dollar cost averaging are credited with an enhanced interest rate over the time period selected. Amounts in the account for special money market dollar cost averaging are immediately invested in the EQ/Money Market variable investment option. Only new contributions may be allocated



                                              Contract features and benefits  53



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to a Special DCA program. For information on how a Special DCA program may affect certain Guaranteed benefits, see "Guaranteed income benefit" and "Guaranteed minimum death benefits" later in this section.

General dollar cost averaging and Investment simplifier, on the other hand, can only be used for systematic transfers to your Investment Performance variable investment options. Our Investment simplifier program is available for scheduled transfers from the guaranteed interest option to the Investment Performance variable investment options. Our General dollar cost averaging program is available for scheduled transfers from the EQ/Money Market variable investment option to the Investment Performance variable investment options. Below, we provide detail regarding each of the programs.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. Not all dollar cost averaging programs are available in all states. For a state-by-state description of all material variations of this contract, including information on the availability of our dollar cost averaging programs in your state, see Appendix V later in this Prospectus.


OUR SPECIAL DCA PROGRAMS. We currently offer the "Special dollar cost averaging program" under the Series B and Series L contracts and the "Special money market dollar cost averaging program" under the Series C and Series CP(SM) contracts.


SPECIAL DOLLAR COST AVERAGING

Under the special dollar cost averaging program, you may dollar cost average from the account for special dollar cost averaging, which is part of the general account. We credit daily interest, which will never be less than the guaranteed lifetime minimum rate for the guaranteed interest option, to amounts allocated to this account. We guarantee to pay the current interest rate that is in effect on the date that your contribution is allocated to this account. The guaranteed interest rate for the time period that you select will be shown in your contract for your initial contribution. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.


We will transfer amounts from the account for special dollar cost averaging into the investment options you designate over an available time period that you select, during which you will receive an enhanced interest rate. If the special dollar cost averaging program is selected at the time of the application to purchase the contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the duration of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the duration of the time period selected at application. Contribution(s) made to the account for special dollar cost averaging after the contract has been issued will be credited with the then current interest rate on the date the contribution is received by us for the time period initially selected by you. Once the time period you selected has ended, you may select another time period for future contributions. At that time, you may also select a different allocation for transfers to the investment options, or, if you wish, we will continue to use the allocation that you previously made.



SPECIAL MONEY MARKET DOLLAR COST AVERAGING


Under the special money market dollar cost averaging program, you may dollar cost average from the account for special money market dollar cost averaging, which is part of the EQ/Money Market variable investment option. We will transfer amounts from the account for special money market dollar cost averaging into both the Protection with Investment Performance account and Investment Performance variable investment options and guaranteed interest option over an available time period that you select. One of the primary benefits of the special money market dollar cost averaging program is that amounts in the program designated for the Protection with Investment Performance variable investment options count toward your Guaranteed benefits on the business day you establish the program.


                            ----------------------

Under both Special DCA programs, the following applies:

o Initial contributions to a Special DCA program must be at least $2,000; subsequent contributions to an existing Special DCA program must be at least $250;

o Contributions into a Special DCA program must be new contributions; you may not make transfers from amounts allocated to other investment options to initiate a Special DCA program;

o We offer time periods of 3, 6 or 12 months. We may also offer other time periods;


o Contributions to a Special DCA program may be designated for the Protection with Investment Performance variable investment options, the Investment Performance variable investment options and/or the guaranteed interest option, subject to the following:

    -- If you want to take advantage of one of our Special DCA programs, 100% of your contribution must be allocated to either the account for special dollar cost averaging or the account for special money market dollar cost averaging. In other words, your contribution cannot be split between the Special DCA program and any other investment options available under the contract. The instructions for the program must match your current allocation instructions;


    -- If you want to dollar cost average into the guaranteed interest option, 100% of your contribution must be allocated to the Special DCA program. Up to 25% of your Special DCA program may be designated for the guaranteed interest option, even if such a transfer would result in more than 25% of your Total account value being allocated to the guaranteed interest option. See "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus;


o Your Guaranteed benefit base(s) will be increased to reflect any contribution to the Special DCA program that you have instructed us to transfer to the Protection with Investment Performance variable investment options. The Annual Roll-up rate (or Deferral bonus



54  Contract features and benefits



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    Roll-up rate, if applicable) in effect on your contract will apply immediately to any contribution that is designated to be transferred to the Protection with Investment Performance variable investment options;

o IF WE EXERCISE OUR RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS AND TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, AND YOUR SPECIAL DCA PROGRAM HAS TRANSFERS SCHEDULED TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, THE PROGRAM WILL CONTINUE FOR ITS DURATION. HOWEVER, SUBSEQUENT CONTRIBUTIONS TO ANY PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS UNDER A SPECIAL DCA PROGRAM WILL NOT BE PERMITTED;

o IF YOU HAVE ONE OR MORE GUARANTEED BENEFITS AND WE EXERCISE OUR RIGHT TO DISCONTINUE THE ACCEPTANCE OF, AND/OR PLACE ADDITIONAL LIMITATIONS ON, CONTRIBUTIONS TO THE CONTRACT AND/OR CONTRIBUTIONS AND/OR TRANSFERS INTO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS MEANS THAT IF YOU HAVE NOT YET ALLOCATED AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NOT BE ABLE TO FUND YOUR GUARANTEED BENEFIT(S). THIS ALSO MEANS THAT IF YOU HAVE ALREADY FUNDED YOUR GUARANTEED BENEFITS BY ALLOCATING AMOUNTS TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS, YOU MAY NO LONGER BE ABLE TO INCREASE YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE AND THE BENEFIT BASES ASSOCIATED WITH YOUR GUARANTEED BENEFITS THROUGH CONTRIBUTIONS AND TRANSFERS.


o We will transfer all amounts by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a Special DCA program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the Special DCA program, but not later than the 28th day of the month. The only transfers that will be made are your regularly scheduled transfers to the variable investment options. If you request to transfer any other amounts from your Special DCA program, we will transfer all of the value that you have remaining in the account to the investment options according to the allocation percentages for the Special DCA program that we have on file for you;


o Except for withdrawals made under our Automatic RMD withdrawal service or for the assessment of contract charges, any unscheduled partial withdrawal from your Special DCA program will terminate your Special DCA program. Any amounts remaining in the account after the program terminates will be transferred to the destination investment options according to your Special DCA program allocation instructions. Any withdrawal which results in a reduction in the Special DCA program amount previously included in your Guaranteed benefit bases will reduce the Guaranteed benefit bases as described later in this Prospectus. See "How withdrawals affect your Guaranteed benefits" later in this section;

o If you elect any dollar cost averaging program, rebalancing Option II is not available. If you elect a general dollar cost averaging program or special money market dollar cost averaging, rebalancing Option I is not available. See "Rebalancing among your Investment Performance variable investment options and guaranteed interest option" in "Transferring your money among investment options" later in this Prospectus;

o All of the dollar cost averaging programs available under your Retirement Cornerstone(SM) Series contracts can be selected if you enrolled in our Systematic transfer program. However, no amounts will be transferred out of a Special DCA program as part of the Systematic transfer program.


o A Special DCA program may not be in effect at the same time as a general dollar cost averaging program;

o The only dollar cost averaging program available to fund your Guaranteed benefits is a Special DCA program;

o You may cancel your participation at any time but you may not change your allocation instructions for transfers during the selected time period. If you terminate your Special DCA program, we will allocate any remaining amounts in your Special DCA program pursuant to your program allocations on file;


o If you are dollar cost averaging into the Protection with Investment Performance variable investment options when you decide to drop all Guaranteed benefits ("post-funding drop"), we will default future transfers designated for the Protection with Investment Performance variable investment options to the corresponding Investment Performance variable investment options that invest in the same underlying Portfolios. Also, you can cancel your Special DCA program and accelerate all transfers to the corresponding Investment Performance variable investment options. See "Dropping or changing your Guaranteed benefits" later in this section and Appendix I for more information.


o We may offer these programs in the future with transfers on a different basis. Your financial professional can provide information in the time periods and interest rates currently available in your state, or you may contact our processing office.


GENERAL DOLLAR COST AVERAGING PROGRAM


If your value in the EQ/Money Market variable investment option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to any of the Investment Performance variable investment options. For a state-by-state description of all material variations of this contract, including information on the availability of our general dollar cost averaging program, see Appendix V later in this Prospectus.


You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Mar-


                                              Contract features and benefits  55



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ket variable investment option have been transferred out. The minimum amount that we will transfer each time is $250. The instructions for the program may differ from your allocation instructions on file.

If, on any transfer date, your value in the EQ/Money Market variable investment option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

You may not participate in our optional rebalancing programs if you elect the general dollar cost averaging program.

INVESTMENT SIMPLIFIER


FIXED-DOLLAR OPTION. Under this option, you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the Investment Performance variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.


In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging, the fixed dollar option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified if this occurs. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, provided the transfer complies with the same guaranteed interest option transfer limitations referenced above. If the transfer does not comply with the transfer limitations, the transfer will not be made and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.


INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the Investment Performance variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. If the amount in the guaranteed interest option falls below $7,500 at the beginning of the month, no transfer will be made that month. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. Transfers under the Interest sweep option are subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus.


CREDITS (for Series CP(SM) contracts)


A credit will also be allocated to your Total account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your Guaranteed benefit bases under the contract, except to the extent that any credits are part of the Protection with Investment Performance account value, which is used to calculate the Highest Anniversary Value benefit base or a benefit base reset in connection with the GIB benefit base or the Roll-up to age 85 benefit base (used to calculate the "Greater of" death benefit).


The amount of the credit will be either 4% or 5% of each contribution based on your total first-year contributions.


--------------------------------------------------------------------------------
                                        CREDIT PERCENTAGE
                                          APPLIED TO
   FIRST YEAR TOTAL CONTRIBUTIONS       CONTRIBUTIONS
--------------------------------------------------------------------------------
Less than $350,000                           4%

$350,000 or more                             5%
--------------------------------------------------------------------------------


This credit percentage will be credited to your initial contribution and each subsequent contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. THE CREDIT WILL APPLY TO SUBSEQUENT CONTRIBUTIONS ONLY TO THE EXTENT THAT THE SUM OF THAT CONTRIBUTION AND PRIOR CONTRIBUTIONS TO WHICH NO CREDIT WAS APPLIED EXCEEDS THE TOTAL WITHDRAWALS MADE FROM THE CONTRACT SINCE THE ISSUE DATE. THE CREDIT WILL NOT BE APPLIED IN CONNECTION WITH A PARTIAL CONVERSION OF A TRADITIONAL IRA CONTRACT TO A ROTH IRA CONTRACT.

For example, assume you make an initial contribution of $100,000 to your contract with the entire amount allocated to the Investment Performance account. Your Investment Performance account is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000 to the Investment Performance account. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000 to the Investment Performance account. At that time, your Investment Performance account will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].


Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:


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o   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make contributions to equal or exceed $350,000 in the first contract year (the "Expected First Year Contribution Amount") and your initial contribution is at least $175,000, your credit percentage will be as follows:

    -- For any contributions resulting in total contributions to date less than your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

    -- If, at the end of the first contract year, your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been 4%, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions. Here, that would be 1%.

    -- The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix V later in this Prospectus for more information on state availability.

For example:


In your application, you include an Indication of intent to contribute $350,000 and make an initial contribution of $200,000. You do not make any additional contributions in the first contract year. Your Total account value will initially be credited with $10,000 (5% x $200,000). On your contract date anniversary, your Total account value will be reduced by $2,000 (1% x $200,000).


o   No indication of intent:

    -- For your initial contribution, we will apply the credit percent age based upon the above table.

    -- For any subsequent first contract year contribution that results in the higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

o If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus). Also, you will not be reimbursed for any charges deducted before cancellation, except in states where we are required to return the amount of your contributions. In states where we are required to return your account value, the amount we return to you upon cancellation will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct) associated with your contributions and the full amount of the credit. See "Charges and expenses" later in this Prospectus for more information.


o If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years.


o If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit.

For example:


You make an initial contribution of $100,000 to your contract and your Total account value is credited with $4,000 (4% x $100,000). If you (i) exercise your right to cancel the contract, (ii) start receiving annuity payments within three years of making the contribution, or (iii) die during the one-year period following the receipt of the contribution, we will recapture the entire credit and reduce your Total account value by $4,000.

When we recover any portion of a credit, we take the dollar amount of the credit from your investment options on a pro-rata basis. We do not include credits in the calculation of any withdrawal charge. We do not include credits in calculating any of your Guaranteed benefit bases under the contract, except to the extent that any credits are part of your Protection with Investment Performance account value, which is used to calculate the Highest Anniversary Value death benefit or a reset under the GIB benefit base reset or a reset of the Roll-up to age 85 component of the "Greater of" death benefit. Credits are included in the assessment of any charge that is based on your account value. Credits are also not considered to be part of your investment in the contract for tax purposes. See "Series CP(SM) Credits and your Guaranteed benefit bases" later in this section.

We use a portion of the operations charge and withdrawal charge to help recover our cost of providing the Credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Series CP(SM) contract for 20 years, you may be better off in a contract without a credit, and with a lower operations charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

For a state-by-state description of all material variations of the contracts, including information on the recovery of credits, see Appendix V later in this Prospectus.


GUARANTEED INCOME BENEFIT

This section describes the Guaranteed income benefit, or "GIB". The GIB guarantees, subject to certain restrictions, annual lifetime payments ("Lifetime GIB payments") that are calculated by applying a percentage (which is based on your age at the time your payments begin) to your GIB benefit base. The GIB also allows you to take certain withdrawals (your "Annual withdrawal amount") prior to the beginning of your Lifetime GIB payments. Your Annual withdrawal amount is calculated each contract date anniversary by applying a percentage



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("the Annual Roll-up rate") to your GIB benefit base. Lifetime GIB payments and your Annual withdrawal amount are described later in this section. With respect to your GIB, it is important to note the following:

o Once a withdrawal is taken from your Protection with Investment Performance account, you cannot make additional contributions to your Protection with Investment Performance account, either directly or through a Special DCA program. You can, however, continue to make transfers from your Investment Performance account to the Protection with Investment Performance variable investment options until such time you make a subsequent contribution to your Investment Performance account. Scheduled transfers from an existing Special DCA program will continue through to the program's conclusion; and


o Withdrawals in excess of your Annual withdrawal amount (an "Excess withdrawal") can greatly reduce the value of your GIB. An Excess withdrawal that reduces your Protection with Investment Performance account value to zero will cause your GIB to terminate.

In order to fund your Guaranteed income benefit, you must make contributions or transfers to the Protection with Investment Performance account. All allocations to the Protection with Investment Performance account must be made in accordance with our Custom Selection Rules. The Custom Selection Rules require that all of your Protection with Investment Performance account value be allocated according to certain category and investment option limits. ANY ALLOCATION TO THE "EQUITY" CATEGORY REQUIRES THAT THERE BE A 40% MINIMUM ALLOCATION TO THE "FIXED INCOME" CATEGORY. This will also limit the amount that may be allocated to the "AXA Strategic Allocation" Category. For detailed information on how our Custom Selection Rules work, see "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus.

The GIB is issued with all eligible contracts unless you tell us you do not want it (or "opt out") at the time you apply for your Retirement Cornerstone(SM) contract. Currently, the GIB is issued to owners age 20-75 (ages 20-70 for Series CP(SM)) and with all contract types except Inherited IRA. If the contract is jointly owned, eligibility for the GIB will be issued based on the older owner's age. The GIB cannot be added to your contract later if you decide to opt-out.

You can drop your GIB at any time prior to funding your Protection with Investment Performance account. IF YOU FUND THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT AT ISSUE, YOU CAN DROP YOUR GIB IF YOUR CONTRACT HAS BEEN IN FORCE FOR AT LEAST FOUR CONTRACT YEARS. It is important to note that if you decide to drop your GIB, either before or after funding your Protection with Investment Performance account, your Guaranteed minimum death benefit may be affected. Please see "Dropping or changing your Guaranteed benefits" later in this section and Appendix I for more information.

--------------------------------------------------------------------------------
The GIB is issued with all eligible contracts unless you tell us you do not want it (or "opt out") at the time you complete your application.
--------------------------------------------------------------------------------

When you purchase a contract with the GIB, you can combine it with one of our Guaranteed minimum death benefits: (i) the Return of Principal death benefit,
(ii) the Highest Anniversary Value death benefit, or (iii) the "Greater of" death benefit.

There is an additional charge for the GIB which is described under "Guaranteed income benefit charge" in "Charges and expenses" later in this Prospectus.

If you have the GIB and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

GIB BENEFIT BASE


Your GIB has a benefit base. Your GIB benefit base is not an account value or cash value. The GIB benefit base is used to calculate your Lifetime GIB payments, your Annual withdrawal amount and the charge for the benefit. Your GIB benefit base is equal to:

o Your initial contribution and any subsequent contributions to the Protection with Investment Performance variable investment options, either directly or through a Special DCA program; plus

o Any amounts in a Special DCA program that are designated for future transfers to the Protection with Investment Performance variable investment options; plus

o Any transfers to the Protection with Investment Performance variable investment options; less

o A deduction that reflects any "Excess withdrawal" amounts (plus any applicable withdrawal charges); plus

o "Deferral bonus Roll-up amount" or any "Annual Roll-up amount", minus a deduction that reflects any withdrawals up to the "Annual withdrawal amount.

                                      -OR-

The "reset" value on every third contract date anniversary from the contract date up to your 95th birthday. (The GIB benefit base reset is described below.)

--------------------------------------------------------------------------------
The Deferral bonus Roll-up amount and the Annual Roll-up amounts are amounts credited to the benefit bases of your Guaranteed benefits on each contract date anniversary. These amounts are calculated by taking into account your GIB benefit base from the preceding contract date anniversary, the applicable Roll-up rate under your contract, contributions and transfers to the Protection with Investment Performance account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. The calculation of both the Deferral bonus Roll-up amount and the Annual Roll-up amount are discussed later in this section.
--------------------------------------------------------------------

Beginning in the second contract year after you fund your Protection with Investment Performance account, if your Lifetime GIB payments have not begun, you can withdraw up to your Annual withdrawal amount without reducing your GIB benefit base. It is important to note that withdrawals up to your Annual withdrawal amount will not reduce your GIB benefit base. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the GIB benefit base at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your GIB benefit base until the end of the contract year. WITH-



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DRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT WILL REDUCE YOUR GIB BENEFIT
BASE ON A PRO-RATA BASIS. SEE "ANNUAL WITHDRAWAL AMOUNT" LATER IN THIS SECTION.


Every three contract years from your contract date up to your 95th birthday, your GIB benefit base will automatically reset to equal your Protection with Investment Performance account value if your Protection with Investment Performance account value is greater than the calculation described above. The GIB benefit base reset is described in more detail below.

Only amounts you allocate to the Protection with Investment Performance variable investment options and amounts in a Special DCA program designated for the Protection with Investment Performance variable investment options will fund your GIB. These amounts will be included in your GIB benefit base and will become part of your Protection with Investment Performance account value. See "Allocating your contributions" earlier in this section for more information.

For example:

You purchase a Retirement Cornerstone(SM) -- Series B contract with an initial contribution of $100,000 and allocate $60,000 to the Protection with Investment Performance variable investment options and $40,000 to the Investment Performance variable investment options. Your initial GIB benefit base will be $60,000.

Provided you did not opt out of the GIB, you can fund your GIB benefit by allocating money to the Protection with Investment Performance variable investment options (either directly or through a special DCA program) immediately or at some later date. Allocations to the Protection with Investment Performance variable investment options also fund your Guaranteed minimum death benefit. Please note that all allocations to your Protection with Investment Performance account must comply with our Custom Selection Rules. See "Allocating your contributions" earlier in this section.

Your "Deferral bonus Roll-up amount" and "Annual Roll-up amount" are described below. Your GIB benefit base stops "rolling up" on the contract date anniversary following the owner's (or older joint owner's, if applicable) 95th birthday. If the annuitant is older than the owner, the contract maturity date (the point at which Lifetime GIB payments must begin and Roll-ups will end) will precede the owner's 95th birthday.

For contracts with non-natural owners, the GIB benefit base will be based on the annuitant's (or older joint annuitant's) age.

The amount of the deduction for an "Excess withdrawal" and the deduction for the Annual withdrawal amount are described under "How withdrawals affect your Guaranteed benefits later in this section. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

For Series CP(SM) contracts only, any amounts credited to your GIB benefit base are not included in your GIB benefit base. This includes credit amounts transferred from your Investment Performance account. Credits to your Investment Performance account are always considered transferred first. Amounts transferred in excess of credit amounts, which may include earnings on the credit amounts, will increase your GIB benefit base. All transfers, however, will increase your Protection with Investment Performance account value by the total amount of the transfer.

For example, you make an initial contribution of $100,000 and allocate the entire $100,000 to the Investment Performance variable investment options. Your Investment Performance account is credited with $4,000 (4% x $100,000). Assume you later transfer $5,000 to the Protection with Investment Performance variable investment options, which represents the credit amount plus earnings, some of which are attributable to the credit amount. Your GIB benefit base would equal $1,000 ($5,000 - $4,000). However, your Protection with Investment Performance account value would still increase by the transfer, which in this example is $5,000. For more information, see "Series CP(SM) contracts and your Guaranteed benefit bases" below.

As discussed earlier in this section, your GIB benefit base is not an account value or cash value. As a result, the GIB benefit base cannot be split or divided in any proportion in connection with a divorce. See "How divorce may affect your Guaranteed benefits" in "More information."

Please see Appendix III later in this Prospectus for an example of how the GIB benefit base is calculated.

You do not have an Annual withdrawal amount in the first contract year in which you fund your Protection with Investment Performance account. A withdrawal from your Protection with Investment Performance account in the first contract year in which you fund the Protection with Investment Performance account will reduce your GIB benefit base on a pro-rata basis. Beginning in the second contract year after you fund your Protection with Investment Performance account, if your Lifetime GIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your GIB benefit base. Withdrawals in excess of your Annual withdrawal amount will reduce your GIB benefit base on a pro-rata basis. See "Annual withdrawal amount" later in this section.


ANNUAL ROLL-UP RATE

The Annual Roll-up rate is used to calculate your Annual withdrawal amount. It is also used to calculate amounts credited to your GIB benefit base for the contract year in which the first withdrawal is made from your Protection with Investment Performance account and all subsequent contract years. A different Roll-up rate is used to calculate amounts credited to your GIB benefit base in the contract years prior to the first withdrawal from your Protection with Investment Performance account -- it is called the "Deferral bonus Roll-up rate". The Deferral bonus Roll-up rate is described below.

The Annual Roll-up rate is variable and is tied to the Ten-Year Treasuries Formula Rate described below, but will never be less than 4% or greater than 8% in all contract years. The Annual Roll-up rate will be set at our discretion, subject to the stated minimum. We reserve the right, however, to declare an Annual Roll-up rate that is greater than 8%.

    o TEN-YEAR TREASURIES FORMULA RATE. For each calendar quarter, this rate is the average of the rates for the ten-year U.S. Treasury notes on each day for which such rates are reported



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         during the 20 calendar days ending on the 15th day of the last month of the preceding calendar quarter, plus 1.00%, rounded to the nearest 0.10%. U.S. Treasury rates will be determined from the Federal Reserve Board Constant Maturity Series or such comparable rates as may be published by the Federal Reserve Board or generally available reporting services if the Federal Reserve Board Constant Maturity Series is discontinued.


DEFERRAL BONUS ROLL-UP RATE

The Deferral bonus Roll-up rate is only used to calculate amounts credited to your GIB benefit base until a withdrawal is made from your Protection with Investment Performance account. The Deferral bonus Roll-up rate is never used to calculate your Annual withdrawal amount under the GIB.

Beginning in the first contract year in which you fund your Protection with Investment Performance account, the Roll-up amount credited to your GIB benefit base at the end of the contract year (the "Deferral bonus Roll-up amount") will be calculated using the Deferral bonus Roll-up rate. Once you take a withdrawal from your Protection with Investment Performance account, the Deferral bonus Roll-up rate will not be applied at that end of the contract year in which the withdrawal was taken and will terminate for the life of the contract.

The Deferral bonus Roll-up rate is designed as an incentive to defer taking your first withdrawal from your Protection with Investment Performance account until later contract years while potentially building greater Guaranteed benefit bases with a higher Roll-up rate.

The Deferral bonus Roll-up rate is variable and is tied to the Deferral Bonus Ten-Year Treasuries Formula Rate described below. The Deferral bonus Roll-up rate will never be less than 4% or greater than 8% in all contract years up until the first withdrawal from the Protection with Investment Performance account. The Deferral bonus Roll-up rate will be set at our discretion, subject to the stated minimum. We reserve the right, however, to declare a Deferral bonus Roll-up rate that is greater than 8%.

    o DEFERRAL BONUS TEN-YEAR TREASURIES FORMULA RATE. For each calendar quarter, this rate is the average of the rates for the ten-year U.S. Treasury notes on each day for which such rates are reported during the 20 calendar days ending on the 15th day of the last month of the preceding calendar quarter, plus 1.50%, rounded to the nearest 0.10%. U.S. Treasury rates will be determined from the Federal Reserve Board Constant Maturity Series or such comparable rates as may be published by the Federal Reserve Board or generally available reporting services if the Federal Reserve Board Constant Maturity Series is discontinued.

As described above, both the Annual Roll-up rate and the Deferral bonus Roll-up rate will never be less than 4% or greater than 8% in all contract years. Based on the underlying formula rates that are used in arriving at the two Roll-up rates, it is expected that the Deferral bonus Roll-up rate will generally be 0.50% greater than the Annual Roll-up rate. However, this is not guaranteed. In certain interest rate environments, the Deferral bonus Roll-up rate may not always be 0.50% greater than the Annual Roll-up rate. In some cases, it may be more than 0.50% greater than the Annual Roll-up rate.

Examples:

    o Assume the calculation of Ten-Year Treasuries Formula Rate results in an Annual Roll-up rate of 3.75% and the calculation of the Deferral Bonus Ten-Year Treasuries Formula Rate results in a Deferral bonus Roll-up rate of 4.25%. Since the Annual Roll-up rate is subject to a guaranteed minimum of 4%, the Annual Roll-up rate would be 4%. The Deferral bonus Roll-up rate would remain 4.25% having met the same guaranteed minimum.

    o Assume the calculation of Ten-Year Treasuries Formula Rate results in an Annual Roll-up rate of 7.75% and the calculation of the Deferral Bonus Ten-Year Treasuries Formula Rate results in a Deferral bonus Roll-up rate of 8.25%. Since the Annual Roll-up rate is below the guaranteed maximum of 8%, the Annual Roll-up rate would remain 7.75%. The Deferral bonus Roll-up rate would be 8% because it would have exceeded our guaranteed maximum.

It is important to note that on each contract anniversary, we will apply either the Annual Roll-up rate or the Deferral bonus Roll-up rate to your GIB benefit base based on whether you have taken a withdrawal from the Protection with Investment Performance account. In statements we provide you, we will show you the Roll-up amounts under both rate scenarios. Once you take a withdrawal from your Protection with Investment Performance account, the Deferral bonus Roll-up rate will no longer be shown on your statements.

NEW BUSINESS RATES. Your initial Annual Roll-up rate will not be less than 4% or, if greater, the Ten-Year Treasuries Formula Rate. Your initial Deferral bonus Roll-up rate will not be less than 4% or, if greater, the Deferral bonus Ten-Year Treasuries Formula Rate. Once a contract is issued with the Annual Roll-up and Deferral bonus rates that are then in effect for new business, those rates will be applicable for one contract year even if you fund your Guaranteed benefits later in that contract year.

75 DAY RATE LOCK-IN. If your initial contribution is received within 75 days of the date you sign your application, your initial Annual Roll-up rate and Deferral bonus Roll-up rate will be the greater of the rates in effect on the date of the application or the rates in effect on the date your contract is issued. If we do not receive your initial contribution within 75 days of the date you sign you application, your initial Annual Roll-up rate and Deferral bonus Roll-up rate will be the rates in effect on the date we issue your contract. For a state-by-state description of all material variations of this contract, including whether a longer rate lock-in period applies in your state, see Appendix V later in this Prospectus.

Example:

     You sign your application for Retirement Cornerstone(SM) Series contract on September 15th. On that date the Annual Roll-up rate and Deferral bonus Roll-up rates are 4.50% and 6.00%, respectively. Your initial contribution is received by way of a rollover contribution on October 5th and the contract is issued the



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     next day. On that date the Annual Roll-up rate and Deferral bonus Roll-up rates are 4.25% and 5.75%, respectively. In this example, your contract will be issued with the rates that were "locked in" at the time you signed your application, not the lower rates that were in effect on the date your contract was issued.

These are your initial Annual Roll-up and Deferral bonus Roll-up rates and they will apply to your contract for one full contract year. On your next contract date anniversary, Renewal rates will apply.

RENEWAL RATES. On the first day of each contract year, starting with the second contract year, a new Annual Roll-up rate will apply to your contract. A new Deferral bonus Roll-up rate will also apply provided you did not take a withdrawal from your Protection with Investment Performance account. These "Renewal rates" will never be less than 4% or the underlying Ten-Year Treasuries Formula Rate (for the Annual Roll-up Rate) and Deferral bonus Ten-Year Treasuries Formula Rate (for the Deferral bonus Roll-up rate).

These Renewal rates may be more than or less than, or equal to, your initial Annual Roll-up rate and Deferral bonus Roll-up rate. We also reserve the right to set new business rates that are higher than Renewal rates.

Any transfers or contributions to the Protection with Investment Performance variable investment options, either directly or through a Special DCA program and any contribution amounts in a Special DCA program that are designated for future transfers to the Protection with Investment Performance variable investment options, after the first day of any contract year will get the Annual Roll-up rate and Deferral bonus Roll-up rate in effect as of the most recent contract date anniversary.

NOTIFICATION OF ANNUAL ROLL-UP RATE AND RENEWAL RATES. If you have the GIB, your contract will indicate the Annual Roll-up rate and Deferral bonus Roll-up rate for your first contract year. These rates may not be the same rates that were illustrated prior to your purchase of the contract. If you choose to fund the GIB after issue, you can contact a Customer Service Representative to find out the current Annual Roll-up rate and if applicable, the Deferral bonus Roll-up rate for your contract. In addition, your annual statement of contract values will show your current Renewal rates, as well as the previous year's Annual Roll-up rate and Deferral bonus Roll-up rate for your contract. This information can also be found online, through your Online Access Account.

--------------------------------------------------------------------------------
The Annual Roll-up rate is used to calculate your Annual withdrawal amount and your GIB benefit base if you have taken a withdrawal from your Protection with Investment Performance account. The Deferral bonus Roll-up rate is used to calculate your GIB benefit base until a withdrawal is made.
--------------------------------------------------------------------------------

ANNUAL ROLL-UP AMOUNT AND ANNUAL GIB BENEFIT BASE ADJUSTMENT

The Annual Roll-up amount is an amount credited to your GIB benefit base on each contract date anniversary. These amounts are calculated by taking into account your GIB benefit base from the preceding contract date anniversary, the Annual Roll-up rate under your contract, contributions and transfers to the Protection with Investment Performance account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. The Annual Roll-up amount adjustment to your GIB benefit base is a primary way to increase the value of your GIB benefit base.

Your Annual Roll-up amount is calculated, as follows:

o   your GIB benefit base on the preceding contract date anniversary, multiplied by:


o the Annual Roll-up rate that was in effect on the first day of the contract year; plus


o a pro-rated Roll-up amount for any transfer or contribution to the Protection with Investment Performance variable investment options, either directly or through a Special DCA program, during the contract year pro-rated based on the number of days in the contract year after the transfer or contribution; plus

o a pro-rated Roll-up amount for any contribution amounts in a Special DCA program that are designated for future transfers to the Protection with Investment Performance variable investment options, during the contract year pro-rated based on the number of days in the contract year after the contribution; less

o any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount.

DEFERRAL BONUS ROLL-UP AMOUNT AND ANNUAL GIB BENEFIT BASE ADJUSTMENT

The Deferral bonus Roll-up amount is an amount credited to your GIB benefit base on each contract date anniversary provided you have not taken a withdrawal from your Protection with Investment Performance account. The amount is calculated by taking into account your GIB benefit base from the preceding contract date anniversary, the applicable Deferral bonus Roll-up rate under your contract and contributions and transfers to the Protection with Investment Performance account during the contract year. The Deferral bonus Roll-up amount adjustment to your GIB benefit base is a primary way to increase the value of your GIB benefit base. Your Deferral bonus Roll-up amount is calculated as follows:

o   your GIB benefit base on the preceding contract date anniversary, multiplied by:

o the Deferral bonus Roll-up rate that was in effect on the first day of the contract year; plus

o a pro-rated Deferral bonus Roll-up amount for any transfer or contribution to the Protection with Investment Performance variable investment options, either directly or through a Special DCA program, during the contract year pro-rated based on the number of days in the contract year after the transfer or contribution; plus

o a pro-rated Deferral bonus Roll-up amount for any contribution amounts in a Special DCA program that are designated for future transfers to the Protection with Investment Performance variable investment options, during the contract year pro-rated based on the number of days in the contract year after the contribution.

                    --------------------------------------

THE GIB BENEFIT BASE STOPS ROLLING UP ON THE CONTRACT DATE ANNIVERSARY FOLLOWING THE OWNER'S (OR OLDER JOINT OWNER, IF APPLICABLE) 95TH BIRTHDAY.



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GIB BENEFIT BASE RESET

Your GIB benefit base will automatically "reset" to equal the Protection with Investment Performance account value, if higher, every three contract years from your contract date, up to the contract date anniversary following your 95th birthday. If you choose to fund your Protection with Investment Performance account after issue, the eligibility for resets every three years is still based on the contract date and not the date that you first funded the Protection with Investment Performance account.

If a reset is not applicable on any eligible contract date anniversary, the GIB benefit base will not be eligible to be reset again until the next eligible contract date anniversary. For example, even if the GIB benefit base did not reset on the third contract date anniversary, it will not be eligible again for a reset until the sixth contract date anniversary. For jointly-owned contracts, eligibility to reset the GIB benefit base is based on the age of the older owner. For non-naturally owned contracts, eligibility is based on the age of the annuitant or older joint annuitant.

--------------------------------------------------------------------------------
Whether you fund your GIB at contract issue or some later date, the contract date anniversaries on which your GIB benefit base is eligible for a reset are the same.
--------------------------------------------------------------------------------

WE RESERVE THE RIGHT TO INCREASE THE FEE FOR THE GIB IF THE GIB BENEFIT BASE RESETS. Please see the "Fee table" earlier in this Prospectus and "Charges and expenses" later in this Prospectus for more information about the charge. Your GIB benefit base will reset automatically unless you opt out. We will notify you at least 45 days prior to your contract date anniversary if your GIB benefit base is eligible for a reset and if a fee increase has been declared. If you do not want your fee to increase, you must notify us in writing at least 30 days prior to the contract date anniversary on which your GIB benefit base could reset that you want to opt out of the reset. You can send us a written request to opt back in to automatic resets at a later date. The current fee will apply upon the next reset. Your GIB benefit base would be eligible for resets based on the same schedule: every three contract years from the contract date.

If we do not increase the charge for the GIB when a benefit base resets, the total dollar amount charged on future contract date anniversaries may still increase as a result of the reset since the charges may be applied to a higher GIB benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus for more information.


ANNUAL WITHDRAWAL AMOUNT

(APPLICABLE PRIOR TO THE BEGINNING OF LIFETIME GIB PAYMENTS)

Your Annual withdrawal amount is calculated on the first day of each contract year beginning in the second contract year, and is equal to:

o   the Annual Roll-up rate in effect at the time, multiplied by;

o   the GIB benefit base as of the most recent contract date anniversary.

Beginning in the second contract year after you fund your Protection with Investment Performance account, if your Lifetime GIB payments have not begun, you may withdraw up to your Annual withdrawal amount without reducing your GIB benefit base and adversely affecting your Lifetime GIB payments. IT IS IMPORTANT TO NOTE THAT WITHDRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT WILL HAVE A HARMFUL EFFECT ON BOTH YOUR GIB BENEFIT BASE AND LIFETIME GIB PAYMENTS. AN EXCESS WITHDRAWAL THAT REDUCES YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT TO ZERO WILL CAUSE YOUR GIB TO TERMINATE. You do not have an Annual withdrawal amount in the first contract year in which you fund the Protection with Investment Performance account.

A withdrawal from your Protection with Investment Performance account in the first contract year in which the Protection with Investment Performance account is funded, will reduce your GIB benefit base on a pro-rata basis. A withdrawal in excess of your Annual withdrawal amount will always reduce your GIB benefit base on a pro-rata basis. This is referred to as an "Excess withdrawal". The reduction of your GIB benefit base on a pro-rata basis means that we calculate the percentage of your current Protection with Investment Performance account value that is being withdrawn and we reduce your current GIB benefit base by the same percentage. A pro-rata withdrawal will have a significant adverse effect on your benefit base in cases where the Protection with Investment Performance account value is less than the benefit base. For an example of how a pro-rata reduction works, see "How withdrawals affect your Guaranteed benefits" later in this section. A WITHDRAWAL FROM YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IN THE FIRST CONTRACT YEAR IN WHICH THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IS FUNDED IS TREATED JUST LIKE AN EXCESS WITHDRAWAL.

For more information, see "Example of how your Annual withdrawal amount; Annual Roll-up amount and annual GIB benefit base adjustment; and the effect of an Excess withdrawal is calculated" below in this section. See also "How withdrawals affect your Guaranteed benefits" later in this section and see Appendix VII later in this Prospectus for examples of how withdrawals affect your Annual withdrawal amount.

Your Annual withdrawal amount is always calculated using the Annual Roll-up rate in effect at the time. The Deferral bonus Roll-up rate, described below, is never used for the purposes of calculating the Annual withdrawal amount. Your Annual withdrawal amounts are not cumulative. If you withdraw less than your Annual withdrawal amount in any contract year, you may not add the remainder to your Annual withdrawal amount in any subsequent year. Your Annual withdrawal amount may be more than or less than your Lifetime GIB payments. See "Lifetime GIB payments," later in this section.


EXAMPLE OF HOW YOUR ANNUAL WITHDRAWAL AMOUNT; ANNUAL ROLL-UP AMOUNT; DEFERRAL BONUS ROLL-UP AMOUNT AND ANNUAL GIB BENEFIT BASE ADJUSTMENT; AND THE EFFECT OF AN EXCESS WITHDRAWAL IS CALCULATED.

Annual withdrawal amount. Assume you make a contribution of $200,000 and allocate $100,000 to your Protection with Investment Performance variable investment options and $100,000 to your Investment Performance variable investment options at issue. At the beginning of contract year three, assume you transfer $5,000 to your



62  Contract features and benefits



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Protection with Investment Performance variable investment options. Also assume that your Annual Roll-up rate is 4% and your Deferral bonus rate is 4.50% in each contract year. Accordingly, your GIB benefit base on your fifth contract date anniversary is $130,323.

The GIB benefit base of $130,323 is calculated as follows:

You start with $100,000 allocated to the Protection with Investment Performance variable investment options. This amount is your initial GIB benefit base.

-- The first Deferral bonus Roll-up amount increases your GIB benefit base to $104,500. ($100,000 + $4,500)

           $100,000 (GIB Benefit Base) x 4.50% (Deferral bonus Roll-up rate) = $4,500 (Deferral bonus Roll-up amount)

-- The second Deferral bonus Roll-up amount increases your GIB benefit base to $109,202. ($104,500 + $4,702)

           $104,500 (GIB Benefit Base) x 4.50% (Deferral bonus Roll-up rate) = $4,702 (Deferral bonus Roll-up amount)

-- Your $5,000 transfer from the Investment Performance account at the beginning of contract year three increases your GIB Benefit base to $114,202 ($109,202 + $5,000)

-- The third Deferral bonus Roll-up amount increases your GIB benefit base to $119,341. ($114,202 + $5,139)

           $114,202 (GIB Benefit Base) x 4.50% (Deferral bonus Roll-up rate) = $5,139 (Deferral bonus Roll-up amount)

-- The fourth Deferral bonus Roll-up amount increases your GIB benefit base to $124,711. ($119,341 + $5,370)

           $119,341 (GIB Benefit Base) x 4.50% (Deferral bonus Roll-up rate) = $5,370 (Deferral bonus Roll-up amount)

-- The fifth Deferral bonus Roll-up amount increases your GIB benefit base to $130,323. ($124,711 + $ 5,612)

           $124,711 (GIB Benefit Base) x 4.50% (Deferral bonus Roll-up rate) = $5,612 (Deferral bonus Roll-up amount)

Your Annual withdrawal amount as of the beginning of contract year six is equal to $5,213, calculated as follows:

o $130,323 (GIB benefit base as of your most recent contract date anniversary MULTIPLIED BY:

o   4% (your current Annual Roll-up rate) EQUALS:

o   $5,213

Please note that your Annual Roll-up rate is used to calculate your Annual withdrawal amount. The Deferral bonus Roll-up rate is never used to calculate your Annual withdrawal amount.

Annual Roll-up amount and annual benefit base adjustment. Further assume that during contract year six (on the 146th day of the contract year), you make a contribution of $10,000 to your Protection with Investment Performance variable investment options, making your current GIB benefit base after the contribution $140,323. Also assume that you withdraw your full Annual withdrawal amount of $5,213 during contract year six.


On your sixth contract date anniversary, your Annual Roll-up amount is equal to $240, calculated as follows:

o   4% (your current Annual Roll-up rate) MULTIPLIED BY


o $130,323 (your GIB benefit base as of your most recent contract date anniversary) PLUS

o $240 (the daily pro-rated Roll-up amount for the contribution: $10,000 x 4% x 219/365* = $240) MINUS

o   $5,213 (the Annual withdrawal amount, which was withdrawn)


o   EQUALS $240

                        ------------------------------



* This fraction represents the number of days in a 365-day contract year that the contribution would have received credit toward the Roll-up amount.

Please note that the withdrawal in contract year six terminated the Deferral bonus Roll-up rate. Therefore on the sixth contract date anniversary, the Annual Roll-up rate was used to calculate the Annual Roll-up amount.

Your adjusted GIB benefit base is $140,563.

Effect of an Excess withdrawal. In contract year six, assume instead that you make a withdrawal of $8,213 (including any applicable withdrawal charges). This would result in an Excess withdrawal of $3,000 because your Annual withdrawal amount is only $5,213 ($8,213 - $5,213 = $3,000). Further, assume that your Protection with Investment Performance account value at the time of this withdrawal is $100,000. As described earlier in this section, Excess withdrawals reduce your GIB benefit base on a pro-rata basis. Accordingly, your GIB benefit base is reduced by $4,209 at the time of the withdrawal, calculated as follows:

o   $140,323 (your current GIB benefit base: $130,323 + $10,000) MULTIPLIED BY

o 3% (the percentage of your current Protection with Investment Performance account value that was withdrawn in excess of your Annual withdrawal amount) EQUALS

o   $4,209.

On your sixth contract date anniversary, your adjusted GIB benefit base is $136,354, calculated as follows:

o   $136,114 (your GIB benefit base adjusted to reflect the Excess withdrawal:
    $140,323 - $4,209 = $136,114) PLUS


o   $240 (your Annual Roll-up amount) EQUALS


o   $136,354.



See Appendix VII later in this Prospectus for more examples of how withdrawals affect your Guaranteed benefit bases and Annual withdrawal amount.

LIFETIME GIB PAYMENTS

The GIB guarantees annual lifetime payments ("Lifetime GIB payments"), which will begin at the earliest of:

(i) the contract date anniversary following the date your Protection with Investment Performance account value falls to zero (except as the result of an Excess withdrawal);


                                              Contract features and benefits  63



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(ii)  the contract date anniversary following your 95th birthday; and

(iii) your contract's maturity date.


Your Lifetime GIB payments will be calculated as described below in this section. Whether your Lifetime GIB payments are triggered by your Protection with Investment Performance account value falling to zero (due to either withdrawals or the deduction of charges) or contract maturity or owner age 95, we use the same calculation to determine the amount of the payments. Neither a withdrawal of your Annual withdrawal amount nor a deduction of charges is considered an Excess withdrawal. Poor investment performance of the Protection with Investment Performance variable investment options may contribute to your Protection with Investment Performance account value falling to zero. Similarly, whether we pay you under a supplemental contract or under your Retirement Cornerstone(SM) Series contract, the calculation of the payments is not impacted.

For single owner contracts, the payout can be either based on a single life (the owner's life) or joint lives. The joint life must be the spouse of the owner, and payments will be based on the age of the younger spouse. For jointly owned contracts, payments can be based on a single life (based on the life of the older spouse) or joint lives (based on the age of the younger spouse). (For non-natural owners, payments are available on the same basis but are based on the annuitant or joint annuitant's life). An owner may choose a single or joint life payout based on whether he or she wants Lifetime GIB payments to continue for the life of the younger spouse.

Your Lifetime GIB payments are calculated by applying a percentage to your GIB benefit base. If your Protection with Investment Performance account value is zero as described above, we will use your GIB benefit base as of the day your Protection with Investment Performance account value was reduced to zero. On the day your Protection with Investment Performance account value is reduced to zero, we calculate your GIB benefit base using the same formula described under "GIB benefit base" earlier in this section. Please note that there is no pro-rata Annual Roll-up amount added to your GIB benefit base on the day your Protection with Investment Performance account value is reduced to zero. Annual Roll-up amounts are only added to your GIB benefit base at the end of the contract year.

Example:

    Assume your Protection with Investment Performance account value goes to zero in the middle of the 10th contract year. At the beginning of the 10th contract year, the GIB benefit base is $100,000. If there were no contributions or transfers to the Protection with Investment Performance account or any excess withdrawals during that contract year, the GIB benefit base on the day your Protection with Investment Performance account value was reduced to zero would be $100,000.

If your Protection with Investment Performance account value is reduced to zero on your contract date anniversary as the result of the deduction of charges under the contract, we will add the Annual Roll-up amount to your GIB benefit base.

The percentage is based on your age (or for Joint life contracts, the age of the younger spouse), as follows:




--------------------------------------------------------------------------------
      AGE         SINGLE LIFE      JOINT LIFE
--------------------------------------------------------------------------------
Up to age 85         4%             3.25%

Ages 86-94           5%                4%

Age 95               6%             4.50%
--------------------------------------------------------------------------------



If your Protection with Investment Performance account value is reduced to zero, as described above, and you have no Investment Performance account value, the following applies:


    (i) We will issue a supplementary contract with the same owner and beneficiary.

    (ii) We will set up the payout based on a single life. You will have 30 days from the date we issue the supplementary contract in which to make any changes (regarding payouts based on joint lives or the frequency with which payments are made).


    (iii) If you were enrolled in the Maximum Payment Plan, we will continue paying your Annual withdrawal amount uninterrupted for the remainder of the contract year. In the next contract year, you will begin receiving your Lifetime GIB payments. We adjust the amount of the next scheduled payment to equal your Lifetime GIB payment amount. The frequency of your Lifetime GIB payments will be the same. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

    (iv) If you were enrolled in the Customized Payment Plan, we will pay you the balance of your Annual withdrawal amount for that contract year in a lump sum prior to issuing the supplementary contract. Your Lifetime GIB payment will begin in the next contract year. We adjust the amount of the next scheduled payment to equal your Lifetime GIB payment amount. The frequency of your Lifetime GIB payments will be the same. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

    (v) If you were taking other withdrawals, we will pay you the balance of your Annual withdrawal amount for that contract year in a lump sum prior to issuing a supplementary contract. You will begin receiving your Lifetime GIB payments at the end of the next contract year. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

    (vi) If you were not taking withdrawals, and your Protection with Investment Performance account value was reduced to zero on your contract date anniversary as a result of the deduction of charges, we will pay your Annual withdrawal amount for that contract year in a lump sum prior to issuing a supplementary contract. You will begin receiving your Lifetime GIB payments on your next contract date anniversary on an annual basis. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

    (vii) Your Guaranteed minimum death benefit will be terminated and no subsequent contributions or transfers will be permitted once your Protection with Investment Performance account value goes to zero.



64  Contract features and benefits



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If your Protection with Investment Performance account value is reduced to zero, as described above, and you have Investment Performance account value, the following applies:



    (i) We will issue you a GIB payout kit. The kit will include a statement that reflects your Lifetime GIB payments, the frequency of those payments, identifying information about payees, and other applicable forms.

    (ii) We will set up the payout based on a single life. You will have 30 days from the date we send your GIB payout kit in which to make any changes (regarding payouts based on joint lives or the frequency on which payments are made).

    (iii) If you were enrolled in the Maximum Payment Plan, we will continue paying your Annual withdrawal amount uninterrupted for the remainder of the contract year. You will begin receiving your Lifetime GIB payments in the next contract year. We adjust the amount of the scheduled payments to equal your Lifetime GIB payment amount. The frequency of your Lifetime GIB payments will be the same. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

    (iv) If you were enrolled in the Customized Payment Plan, we will pay you the balance of your Annual withdrawal amount for that contract year in a lump sum. You will begin receiving your Lifetime GIB payments in the next contract year. We adjust the amount of the next scheduled payment to equal your Lifetime GIB payment amount. The frequency of your Lifetime GIB payments will be the same. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

    (v) If you were taking other withdrawals, we will pay you the balance of your Annual withdrawal amount for that contract year in a lump sum. You will begin receiving your Lifetime GIB payments at the end of the next contract year. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

    (vi) If you were not taking withdrawals, and your Protection with Investment Performance account value is reduced to zero on your contract date anniversary as a result of the deduction of charges, we will pay your Annual withdrawal amount for that contract year in a lump sum. You will begin receiving your Lifetime GIB payments on your next contract date anniversary on an annual basis. Your Lifetime GIB payment may be less than your Annual withdrawal amount in the prior contract year.

    (vii) Your Lifetime GIB payment will not reduce your Investment Performance account value.

    (viii) Your Guaranteed minimum death benefit will be terminated once your Protection with Investment Performance account value goes to zero.

    (ix) Your Lifetime GIB payments will continue under your Retirement Cornerstone(SM) contract until your Investment Performance account value falls to zero or your contract matures, at which time we will issue you a supplementary contract for the remaining Lifetime GIB payments.



If your Protection with Investment Performance account value has not fallen to zero before the contract maturity date or the owner reaches age 95, whichever is sooner, the following applies:


    (i) We will issue a supplementary contract with the same owner and beneficiary;


    (ii)   Your Lifetime GIB payments will be equal to the greater of:

          o your Protection with Investment Performance account value applied to the guaranteed, or, if greater, the current annuitization factors,

                                      -OR-

          o the GIB benefit base applied to the flat percentage discussed above in this section;



For example, assuming the current annuitization factors are greater than the guaranteed annuitization factors, a male contract owner who is age 95 and has a $100,000 GIB benefit base and $50,000 in Protection with Investment Performance account value would receive the greater of the following:




    (i) Current annuitization factors (which are subject to change) applied to his $50,000 Protection with Investment Performance account value, which currently equals a monthly payment of $1,065, or

    (ii) The flat percentage discussed above (in this example, it would be 6%) applied to his $100,000 GIB benefit base, which equals a Lifetime GIB monthly payment of $500.


In this example, the contract owner's monthly payment would be $1,065.



    (i) Any Investment Performance account value will be annuitized under a separate contract based on one of the annuity payout options discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus;

    (ii) Upon issuing your supplementary contract, your Guaranteed minimum death benefit and your death benefit in connection with your Investment Performance account value will be terminated.

If you have the GIB and your Protection with Investment Performance account value falls to zero due to an Excess withdrawal, we will terminate your GIB and you will receive no payment or supplementary life annuity contract, even if your GIB benefit base is greater than zero.

Please see the Hypothetical illustrations in Appendix IV for an example of how Lifetime GIB payments are calculated when: (i) a hypothetical Protection with Investment Performance account value falls to zero, and (ii) a contract owner reaches age 95.


DEATH BENEFIT

For the purposes of determining the death benefit under your Retirement Cornerstone(SM) Series contract, we treat your Investment



                                              Contract features and benefits  65



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Performance account and any Guaranteed minimum death benefit funded by your
Protection with Investment Performance account differently.

The death benefit in connection with your Investment Performance account is equal to your Investment Performance account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, and any required information and forms necessary to effect payment. The death benefit payable in connection with your Protection with Investment Performance account will be based on the greater of (i) your Protection with Investment Performance account value, and (ii) the benefit base of your Guaranteed minimum death benefit.

The total death benefit under your Retirement Cornerstone(SM) contract will depend on your values in either one or both sides of the contract. If you selected a Guaranteed minimum death benefit but never funded your Protection with Investment Performance account, your death benefit will be based on your Investment Performance account value only. Likewise, if you funded your Guaranteed minimum death benefit through allocations to the Protection with Investment Performance account and had no Investment Performance account value, your death benefit would be based strictly on the Guaranteed minimum death benefit you selected. Also, it is possible that upon your death, you have value in both your Investment Performance account and a Guaranteed minimum death benefit that has been funded through allocations to the Protection with Investment Performance account. In that case, your beneficiaries would receive the Investment Performance account value, plus the value of your Guaranteed minimum death benefit.


GUARANTEED MINIMUM DEATH BENEFITS

At issue, if you are age 0-75 (0-70 for Series CP(SM) you may elect one of our optional Guaranteed minimum death benefit options (GMDBs) in connection with your Protection with Investment Performance account:

o Return of Principal death benefit; or

o Highest Anniversary Value death benefit; or

o The "Greater of" death benefit.

The "Greater of" death benefit can only be elected in combination with the GIB. The Return of Principal death benefit and the Highest Anniversary Value death benefit are available with or without the GIB. The Highest Anniversary Value death benefit and "Greater of" death benefit are available at an additional charge. There is no charge for the Return of Principal death benefit. The Return of Principal death benefit will be issued with all eligible contracts if you do not elect either the Highest Anniversary Value or the "Greater of" death benefit at the time you apply for your Retirement Cornerstone(SM) contract.

When you have a GMDB, you can allocate your contributions to any of the following:

o Protection with Investment Performance variable investment options

o Investment Performance variable investment options

o Guaranteed interest option

o The account for special dollar cost averaging (Series B and L contracts only)


o The account for special money market dollar cost averaging (Series CP(SM) and C contracts only)

Only amounts you allocate to the Protection with Investment Performance variable investment options and amounts in a Special DCA program designated for the Protection with Investment Performance variable investment options will fund your GMDB. These amounts will be included in your respective GMDB benefit base and will become part of your Protection with Investment Performance account value.

Your death benefit in connection with your Protection with Investment Performance account is equal to one of the following -- whichever provides a higher amount:

o Your Protection with Investment Performance account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, and any required information and forms necessary to effect payment; or

o Your applicable GMDB benefit base (discussed below) on the date of the owner's (or older joint owner's, if applicable) death, adjusted for subsequent withdrawals (and any withdrawal charges).


RETURN OF PRINCIPAL DEATH BENEFIT

Your Return of Principal guaranteed minimum death benefit is equal to your Return of Principal death benefit base. This benefit base is not an account value or cash value. It is equal to:

o Your initial contribution and any subsequent contributions to the Protection with Investment Performance variable investment options, either directly or through a Special DCA program; plus

o Any amounts in a Special DCA that are designated for future transfers to the Protection with Investment Performance variable investment options; plus

o Any amounts transferred to the Protection with Investment Performance variable investment options, less

o A deduction that reflects any withdrawals you make from the Protection with Investment Performance variable investment options or from amounts in a Special DCA program designated for the Protection with Investment Performance variable investment options (including any withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed benefits" later in this section. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Please see Appendix III later in this Prospectus for an example of how the Return of Principal benefit base is calculated.


HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

Your Highest Anniversary Value guaranteed minimum death benefit is equal to your Highest Anniversary Value benefit base. This benefit base is not an account value or cash value. The calculation of your Highest



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Anniversary Value benefit base will depend on whether you have taken a withdrawal from your Protection with Investment Performance account.

If you have not taken a withdrawal from your Protection with Investment Performance account, your Highest Anniversary Value benefit base is equal to one of the following -- whichever provides a higher amount:

o Your initial contribution and any subsequent contributions to the Protection with Investment Performance account variable investment options, either directly or through a Special DCA program; plus

o Any amounts in a Special DCA that are designated for future transfers to the Protection with Investment Performance variable investment options; plus

o Any amounts transferred to the Protection with Investment Performance variable investment options.

                                      -OR-

o Your highest Protection with Investment Performance account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any transfers to the Protection with Investment Performance variable investment options and contributions to a Special DCA program designated for the Protection with Investment Performance variable investment options, made since the most recent "reset" of the Highest Anniversary Value benefit base that established your Protection with Investment Performance account value as your new Highest Anniversary Value benefit base).

If you take a withdrawal from your Protection with Investment Performance account, your Highest Anniversary Value benefit base will be reduced on a pro-rata basis (including any applicable withdrawal charges). Reduction on a pro-rata basis means that we calculate the percentage of your Protection with Investment Performance account value that is being withdrawn and we reduce your Highest Anniversary Value benefit base by the same percentage. See "How withdrawals affect your Guaranteed benefits" later in this section. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

At any time after a withdrawal, your Highest Anniversary Value benefit base is equal to one of the following -- whichever provides a higher amount:

o Your Highest Anniversary Value benefit base immediately following the most recent withdrawal (plus any transfers to the Protection with Investment Performance variable investment options made since the most recent "reset" of the Highest Anniversary Value benefit base that established your Protection with Investment Performance account value as your new Highest Anniversary Value benefit base).

                                      -OR-

o Your highest Protection with Investment Performance account value on any contract date anniversary after the withdrawal up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any transfers to the Protection with Investment Performance variable investment options and contributions to a Special DCA program designated for the Protection with Investment Performance variable investment options, made since the most recent "reset" of the Highest Anniversary Value benefit base that established your Protection with Investment Performance account value as your new Highest Anniversary Value benefit base).

Please see Appendix II later in this Prospectus for an example of how the Highest Anniversary Value benefit base is calculated.


"GREATER OF" DEATH BENEFIT

Your "Greater of" guaranteed minimum death benefit has a benefit base. The benefit base is not an account value or cash value. It is equal to the greater of:

o The benefit base computed for the Highest Anniversary Value death benefit (described immediately above); and

o The Roll-up to age 85 benefit base.

The Roll-up to age 85 benefit base is used only in connection with the "Greater of" death benefit. It is equal to:

o Your initial contribution and any subsequent contributions to the Protection with Investment Performance variable investment options, either directly or through a Special DCA program; plus

o Any amounts in a Special DCA program that are designated for future transfers to the Protection with Investment Performance variable investment options; plus

o Any transfers to the Protection with Investment Performance variable investment options; less

o A deduction that reflects any "Excess withdrawal" amounts (plus any applicable withdrawal charges); plus

o Any "Deferral bonus Roll-up amount" OR "Annual Roll-up amount" minus a deduction that reflects any withdrawals up to the "Annual withdrawal amount.

                                      -OR-

The "reset" value on every third contract date anniversary from the contract date up to your 85th birthday. (The Roll-up to age 85 benefit base reset is described below.)

--------------------------------------------------------------------------------
The Deferral bonus Roll-up amount and the Annual Roll-up amounts are amounts credited to the benefit bases of your Guaranteed benefits on each contract date anniversary. These amounts are calculated by taking into account your Roll-up to age 85 benefit base from the preceding contract date anniversary, the applicable Roll-up rate under your contract, contributions and transfers to the Protection with Investment Performance account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. The calculation of both the Deferral bonus Roll-up amount and the Annual Roll-up amount are discussed later in this section.
--------------------------------------------------------------------------------

In order to select the "Greater of" death benefit, you must also have the GIB. Beginning in the second contract year after you fund your Protection with Investment Performance account, if your Lifetime GIB



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payments under the GIB have not begun, you may withdraw up to your Annual withdrawal amount without reducing your Roll-up to age 85 benefit base. However, these same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to your Roll-up to age 85 benefit base at the end of the year. Remember that the Roll-up amount applicable under your contract does not become part of your Roll-up to age 85 benefit base until the end of the contract year.

IT IS IMPORTANT TO NOTE THAT WITHDRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT WILL HAVE A HARMFUL EFFECT ON YOUR ROLL-UP TO AGE 85 BENEFIT BASE AND YOUR "GREATER OF" DEATH BENEFIT. AN EXCESS WITHDRAWAL REDUCES YOUR ROLL-UP TO AGE 85 BENEFIT BASE ON A PRO-RATA BASIS. A WITHDRAWAL FROM YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IN THE FIRST CONTRACT YEAR IN WHICH THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IS FUNDED IS TREATED JUST LIKE AN EXCESS WITHDRAWAL. A WITHDRAWAL THAT CAUSES YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE TO GO TO ZERO WILL TERMINATE YOUR "GREATER OF" DEATH BENEFIT.

A withdrawal from your Protection with Investment Performance account in the first contract year in which the Protection with Investment Performance account is funded will reduce your Roll-up to age 85 benefit base on a pro-rata basis. The reduction of your Roll-up to age 85 benefit base on a pro-rata basis means that we calculate the percentage of your current Protection with Investment Performance account value that is being withdrawn and we reduce your current Roll-up to age 85 benefit base by the same percentage. A pro-rata withdrawal will have a significant adverse effect on your Roll-up to age 85 benefit base in cases where the Protection with Investment Performance account value is less than the Roll-up to age 85 benefit base. For an example of how pro-rata reduction works, see "How withdrawals affect your Guaranteed benefits" later in this section.

For more information, see "Annual Roll-up amount and Annual Roll-up to age 85 benefit base adjustment" later in this Prospectus.

                    --------------------------------------

ANNUAL ROLL-UP RATE

The Annual Roll-up rate is used to calculate amounts credited to your Roll-up to age 85 benefit base for the contract year in which the first withdrawal is made from your Protection with Investment Performance account and all subsequent years. THE ANNUAL ROLL-UP RATE USED FOR THE ROLL-UP TO AGE 85 COMPONENT OF THE "GREATER OF" DEATH BENEFIT IS ALWAYS THE SAME AS THE ANNUAL ROLL-UP RATE UNDER YOUR GIB. This rate is calculated using the Ten-Year Treasuries Rate Formula. See "Annual Roll-up Rate" under "Guaranteed income benefit" in Contract features and benefits for more information regarding this formula.

A different Roll-up rate is used to calculate amounts credited to your Roll-up to age 85 benefit base in the contract years prior to the first withdrawal from your Protection with Investment Performance account -- the Deferral bonus Roll-up rate, described below.

DEFERRAL BONUS ROLL-UP RATE

The Deferral bonus Roll-up rate is used to calculate amounts credited to your Roll-up to age 85 benefit base until a withdrawal is made from your Protection with Investment Performance account.

Beginning in the first contract year in which you fund your Protection with Investment Performance account, the Roll-up amount credited to your Roll-up to age 85 benefit base at the end of the contract year (the "Deferral bonus Roll-up amount") will be calculated using the Deferral bonus Roll-up rate. Once you take a withdrawal from your Protection with Investment Performance account, the Deferral bonus Roll-up rate will not be applied at the end of the contract year in which the withdrawal was taken and will terminate for the life of the contract. THE DEFERRAL BONUS ROLL-UP RATE USED FOR THE ROLL-UP TO AGE 85 COMPONENT OF THE "GREATER OF" DEATH BENEFIT IS ALWAYS THE SAME AS THE DEFERRAL BONUS ROLL-UP RATE UNDER YOUR GIB. This rate is calculated using the Deferral bonus Ten-Year Treasuries Rate Formula. See "Deferral bonus Roll-up Rate" under "Guaranteed income benefit" in "Contract features and benefits" for more information regarding this formula.

The Deferral bonus Roll-up rate is designed as an incentive to defer taking your first withdrawal from your Protection with Investment Performance account until later contract years while potentially building greater Guaranteed benefit bases.

NEW BUSINESS RATES. The new business Roll-up rates we set for the Roll-up to age 85 benefit base are the same as the new business rates we set for the GIB. See "New business rates" under Guaranteed income benefit in "Contract features and benefits" for more information.

75 DAY RATE LOCK-IN. When you select the "Greater of" death benefit with the GIB, the 75 day rate lock in applies to both the Annual Roll-up rate and Deferral bonus Roll-up under both Guaranteed benefits. For more information, including an example of how the 75 day rate lock-in works, see "Guaranteed income benefit" in "Contract features and benefits."

RENEWAL RATES. The renewal Roll-up rates we set for the Roll-up to age 85 benefit base are the same as the renewal rates we set for the GIB. For more information, see "Renewal rates" under "Guaranteed income benefit" in Contract features and benefits.

NOTIFICATION OF RENEWAL RATES. If you have the "Greater of" death benefit at issue, your contract will indicate the Annual Roll-up rate and Deferral bonus Roll-up rate for your first contract year. These rates may not be the same rates that were illustrated prior to your purchase of the contract. If you choose to fund your "Greater of" death benefit (and your GIB) after issue, you can contact a Customer Service Representative to find out the current Annual Roll-up rate and if applicable, Deferral bonus Roll-up rate for your contract. In addition, your annual statement of contract values will show your current Renewal rates as well as the previous year's Annual Roll-up rate and Deferral bonus Roll-up rate for your contract. The information can also be found online, through your Online Access Account.

ANNUAL ROLL-UP AMOUNT AND ANNUAL ROLL-UP TO AGE 85 BENEFIT BASE ADJUSTMENT

The Annual Roll-up amount is an amount credited to your Roll-up to age 85 benefit base on each contract date anniversary. This amount is calculated by taking into account your Roll-up to age 85 benefit base from the preceding contract date anniversary, the Annual Roll-up rate under your contract, contributions and transfers to the Protection with Investment Performance account during the contract year and any withdrawals up to the Annual withdrawal amount during the contract year. The Annual Roll-up amount adjustment to your Roll-up to age 85



68  Contract features and benefits



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benefit base is the primary way to increase the value of the Roll-up to age 85 component of your "Greater of" death benefit base.

Your Annual Roll-up amount is calculated as follows:

o Your Roll-up to age 85 benefit base on the preceding contract date anniversary, multiplied by:

o The Annual Roll-up rate that was in effect on the first day of the contract year; plus

o A pro-rated Roll-up amount for any transfer or contribution to the Protection with Investment Performance variable investment options, either directly or through the special money market dollar cost averaging program, during the contract year pro-rated based on the number of days in the contract year after the transfer or contribution; plus

o A pro-rated Roll-up amount for any contribution amounts in the account for special money market dollar cost averaging that are designated for future transfers to the Protection with Investment Performance variable investment options, during the contract year pro-rated based on the number of days in the contract year after the transfer or contribution; less

o Any withdrawals up to the Annual withdrawal amount resulting in a dollar-for-dollar reduction of the Annual Roll-up amount.

Withdrawals in excess of the Annual withdrawal amount may have a harmful effect on your Roll-up to age 85 benefit base and "Greater of" death benefit. A withdrawal in excess of your Annual withdrawal amount will always reduce your Roll-up to age 85 benefit base on a pro-rata basis. When the annuitant reaches age 85, withdrawals will reduce your Roll-up to age 85 benefit base on a dollar-for-dollar basis up to your Annual withdrawal amount. For more information, see "How withdrawals affect your Guaranteed benefits" later in this section.


DEFERRAL BONUS ROLL-UP AMOUNT AND ANNUAL ROLL-UP TO AGE 85 BENEFIT BASE
ADJUSTMENT

The Deferral bonus Roll-up amount is an amount credited to your Roll-up to age 85 benefit base on each contract date anniversary provided you have not taken a withdrawal from your Protection with Investment Performance account. This amount is calculated by taking into account your Roll-up to age 85 benefit base from the preceding contract date anniversary, the applicable Deferral bonus Roll-up rate under your contract, and contributions and transfers to the Protection with Investment Performance account during the contract year. The Deferral bonus Roll-up amount adjustment to your Roll-up to age 85 benefit base is the primary way to increase the value of the Roll-up to age 85 component of your "Greater of" death benefit base.

Your Deferral bonus Roll-up amount is calculated as follows:

o your Roll-up to age 85 benefit base on the preceding contract date anniversary, multiplied by:

o the Deferral bonus Roll-up rate that was in effect on the first day of the contract year; plus

o a pro-rated Deferral bonus Roll-up amount for any transfer or contribution to the Protection with Investment Performance variable investment options, either directly or through the special money market dollar cost averaging program, during the contract year pro-rated based on the number of days in the contract year after the transfer or contribution; plus

o a pro-rated Deferral bonus Roll-up amount for any contribution amounts in the account for special money market dollar cost averaging that are designated for future transfers to the Protection with Investment Performance variable investment options, during the contract year pro-rated based on the number of days in the contract year after the transfer or contribution.

                    --------------------------------------

IF YOU HAVE THE GIB AND THE "GREATER OF" DEATH BENEFIT, YOUR GIB BENEFIT BASE AND ROLL-UP TO AGE 85 BENEFIT BASE ARE CALCULATED THE SAME WAY. IN OTHER WORDS, BOTH YOUR GIB BENEFIT BASE AND ROLL-UP TO AGE 85 BENEFIT BASE ARE EQUAL UNTIL AGE 85. ON THE CONTRACT DATE ANNIVERSARY FOLLOWING THE OWNER'S (OR OLDER JOINT OWNER, IF APPLICABLE) 85TH BIRTHDAY, YOUR ROLL-UP TO AGE 85 BENEFIT BASE WILL
(I) NO LONGER ROLL UP; (II) NO LONGER BE ELIGIBLE FOR RESETS; AND (III) BE REDUCED DOLLAR-FOR DOLLAR BY WITHDRAWALS UP TO YOUR ANNUAL WITHDRAWAL AMOUNT.

IT IS IMPORTANT TO NOTE THAT WITHDRAWALS IN EXCESS OF YOUR ANNUAL WITHDRAWAL AMOUNT WILL HAVE A HARMFUL EFFECT ON YOUR ROLL-UP TO AGE 85 BENEFIT BASE AND YOUR "GREATER OF" DEATH BENEFIT. AN EXCESS WITHDRAWAL REDUCES YOUR ROLL-UP TO AGE 85 BENEFIT BASE ON A PRO-RATA BASIS. A WITHDRAWAL FROM YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IN THE FIRST CONTRACT YEAR IN WHICH THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT IS FUNDED IS TREATED JUST LIKE AN EXCESS WITHDRAWAL. A WITHDRAWAL THAT CAUSES YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE TO GO TO ZERO WILL TERMINATE YOUR "GREATER OF" DEATH BENEFIT.

Every three contract years from your contract issue date up to your 85th birthday, your Roll-up to age 85 benefit base will automatically reset to equal to your Protection with Investment Performance account value, if your Protection with Investment Performance account value is greater than the calculation described above. The Roll-up to age 85 benefit base reset is described in more detail below.


ROLL-UP TO AGE 85 BENEFIT BASE RESET

This section describes how the Roll-up to age 85 benefit base reset works in connection with the calculation of your "Greater of" death benefit.

Your Roll-up to age 85 benefit base will automatically "reset" to equal the Protection with Investment Performance account value, if higher, every three contract years from your contract date, up to the contract date anniversary following your 85th birthday. If you choose to fund your Protection with Investment Performance account after issue, the eligibility for resets every three years is still based on the contract date and not the date that you first funded the Protection with Investment Performance account.

If a reset is not applicable on any eligible contract date anniversary, the Roll-up to age 85 benefit base will not be eligible to be reset again until the next eligible contract date anniversary. For example, even if the Roll-up to age 85 benefit base did not reset on the third contract



                                              Contract features and benefits  69



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date anniversary, it will not be eligible again for a reset until the sixth contract date anniversary. For jointly-owned contracts, eligibility to reset the Roll-up to age 85 benefit base is based on the age of the older owner. For non-naturally owned contracts, eligibility is based on the age of the annuitant or older joint annuitant.

--------------------------------------------------------------------------------
Whether you fund your "Greater of" death benefit at contract issue or some later date, the contract date anniversaries on which your Roll-up to age 85 benefit base is eligible for a reset are the same.
--------------------------------------------------------------------------------

WE RESERVE THE RIGHT TO INCREASE THE FEE FOR THE "GREATER OF" DEATH BENEFIT IF THE ROLL-UP TO AGE 85 BENEFIT BASE RESETS. Please see the "Fee table" earlier in this Prospectus and "Charges and expenses" later in this Prospectus for more information about the charge. Your Roll-up to age 85 benefit base will reset automatically unless you opt out. We will notify you at least 45 days prior to your contract date anniversary if your Roll-up to age 85 benefit base is eligible for a reset and if a fee increase for the "Greater of" death benefit has been declared. If you do not want your fee to increase, you must notify us in writing at least 30 days prior to the contract date anniversary on which your Roll-up to age 85 benefit base could reset that you want to opt out of the reset. You can send us a written request to opt back in to automatic resets at a later date. The current fee for the "Greater of" death benefit will apply upon the next reset. Your Roll-up to age 85 benefit base would be eligible for resets based on the same schedule: every three contract years from the contract date.

If we do not increase the charge for the "Greater of" death benefit when the Roll-up to age 85 benefit base resets, the total dollar amount charged on future contract date anniversaries may still increase as a result of the reset since the charges may be applied to a higher "Greater of" death benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus for more information.

--------------------------------------------------------------------------------
If you have both the GIB and the "Greater of" death benefit, the GIB benefit base and the Roll-up to age 85 death benefit base are equal until age 85. Beginning on the contract date anniversary following age 85, your Roll-up to age 85 benefit base that is part of your "Greater of" Guaranteed minimum death benefit, will (i) no longer roll up; (ii) no longer be eligible for resets; and be reduced dollar-for dollar by withdrawals up to your Annual withdrawal amount.
--------------------------------------------------------------------------------

For contracts with non-natural owners, the Roll-up to age 85 benefit base will be based on the annuitant's (or older joint annuitant's) age.

Please see Appendix II later in this Prospectus for an example of how the Roll-up to age 85 benefit base that is part of the "Greater of" guaranteed minimum death benefit is calculated.

                    --------------------------------------


If you change ownership of the contract, generally the Guaranteed minimum death benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.


The Guaranteed minimum death benefits are subject to state availability and your age at contract issue. For a state-by-state description of all material variations of this contract, see Appendix V later in this Prospectus.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Please see both "Effect of your account values falling to zero" in "Determining your contract's value" and "How withdrawals affect your Guaranteed benefits" later in this section and the section entitled "Charges and expenses" later in this Prospectus for more information on these Guaranteed benefits.

See Appendix III later in this Prospectus for examples of how the benefit bases for the Guaranteed minimum death benefits work.


SERIES CP(SM) CREDITS AND YOUR GUARANTEED BENEFIT BASES

Any credit amounts attributable to your contributions are not included in your GIB and GMDB benefit bases. If you decide to transfer amounts from your Investment Performance account to your Protection with Investment Performance variable investment options, only amounts representing contributions and earnings will increase your benefit bases. Credits to your Investment Performance account are considered transferred first, though any amount of that transfer that represents a Credit will be excluded from your Guaranteed benefit bases. All transfers, however, will increase your Protection with Investment Performance account value by the total amount of the transfer.

For example:

On December 1st, you purchase a Series CP(SM) contract, make an initial contribution of $100,000. Your contract is issued with the GIB and the Return of Principal death benefit. You allocate the entire $100,000 contribution to the Investment Performance variable investment options and $0 to the Protection with Investment Performance variable investment options. In effect, you have not started to fund your Guaranteed benefits.

The Credit applied to your contract is $4,000 ($100,000 x 4%), resulting in an initial Investment Performance account value of $104,000.

On December 15th, you decide to fund your Guaranteed benefits by transferring $10,000 to the Protection with Investment Performance variable investment options. After that transfer, your Protection with Investment Performance account value would be $10,000, but your GIB benefit base and Return of Principal benefit base would both be $6,000. ($10,000 - $4,000). This is because Credits to your Investment Performance account are always considered transferred first.


HOW WITHDRAWALS AFFECT YOUR GUARANTEED BENEFITS

In general, withdrawals from your Protection with Investment Performance account will reduce your Guaranteed benefit bases on a pro-rata basis. Reduction on a pro-rata basis means that we calculate the percentage of your current Protection with Investment Performance account value that is being withdrawn and we reduce your current Guaranteed benefit bases by the same percentage.



70  Contract features and benefits



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For example, if your Protection with Investment Performance account value is
$30,000 and you withdraw $12,000, you have withdrawn 40% of your Protection with Investment Performance account value. If your Guaranteed benefit base was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new Guaranteed benefit base after the withdrawal would be $24,000 ($40,000 - $16,000). If your Protection with Investment Performance account value is greater than your Guaranteed benefit base, the amount of the Guaranteed benefit base reduction will be less than the withdrawal.

A pro-rata deduction means that if you take a withdrawal that reduces your Guaranteed benefit bases on a pro-rata basis and your Protection with Investment Performance account value is less than your Guaranteed benefit base, the amount of the Guaranteed benefit base reduction will exceed the amount of the withdrawal.

For purposes of calculating the adjustment to your Guaranteed benefit bases, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your Protection with Investment Performance account value. For more information on the calculation of the charge, see "Withdrawal charge" later in this Prospectus.

Withdrawals from your Protection with Investment Performance account always reduce your Highest Anniversary Value benefit base and Return of Principal benefit base on a pro-rata basis, as described above.

Withdrawals affect your GIB benefit base and Roll-up to age 85 benefit base, as follows:

o A withdrawal from your Protection with Investment Performance account in the first contract year will reduce your GIB benefit base and Roll-up to age 85 benefit base on a pro-rata basis.

o Beginning in the second contract year, if your Lifetime GIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your GIB benefit base.

o Beginning in the second contract year and until the contract date anniversary after age 85, if your Lifetime GIB payments have not begun, withdrawals up to your Annual withdrawal amount will not reduce your Roll-up to age 85 benefit base.

o Beginning on the contract date anniversary after age 85, withdrawals will reduce your Roll-up to age 85 benefit base on a dollar-for-dollar basis up to your Annual withdrawal amount.

o A withdrawal in excess of your Annual withdrawal amount ("Excess withdrawal") will always reduce your GIB benefit base and Roll-up to age 85 benefit base on a pro-rata basis. This means that once a withdrawal is taken that causes the sum of the withdrawals from your Protection with Investment Performance account to exceed the Annual withdrawal amount, that portion of the withdrawal that exceeds the Annual withdrawal amount and any subsequent withdrawals from your Protection with Investment Performance account in that contract year will reduce the GIB benefit base and Roll-up to age 85 benefit base on a pro-rata basis.

Please see Appendix VII later in this Prospectus for examples of how withdrawals affect your Guaranteed benefit bases.


DROPPING OR CHANGING YOUR GUARANTEED BENEFITS

You can drop or change your Guaranteed benefits, subject to our rules. Your ability to do so depends on whether you have funded your Protection with Investment Performance account. If you have not funded your Protection with Investment Performance account, we call this a "pre-funding" drop or change. If you have funded your Protection with Investment Performance account, we call this a "post-funding" drop. Also, in order to make a change to your Guaranteed minimum death benefit, you must meet the eligibility requirements for the new benefit. If you drop a Guaranteed benefit, you will not be permitted to add it back to your contract.


PRE-FUNDING DROP OR CHANGE

Prior to funding your Protection with Investment Performance account, you can drop your GIB or Guaranteed minimum death benefit, or change your Guaranteed minimum death benefit. For contracts with the GIB, the Guaranteed minimum death benefit cannot be changed without first dropping the GIB. In Appendix I, we provide a chart that lists the possible Guaranteed benefit combinations under the Retirement Cornerstone(SM) contract and our rules for dropping and changing benefits prior to funding your Protection with Investment Performance account.


POST-FUNDING DROP

If you funded your Protection with Investment Performance account at issue and your contract has been in force for four contract years, you have the option to drop both your GIB and Guaranteed minimum death benefit or in some cases, drop your GIB and retain your Guaranteed minimum death benefit. If you funded your Protection with Investment Performance account after issue, you cannot drop or change your Guaranteed benefit(s) until the later of: (i) the contract date anniversary following the funding of your Protection with Investment Performance account, and (ii) four years from contract issue.

If you decide to drop all Guaranteed benefits post-funding, we require that you complete the administrative form we provide for this purpose. You must either take a full withdrawal of your Protection with Investment Performance account or make a one-time transfer to the Investment Performance variable investment options and guaranteed interest option. The Guaranteed benefits and any applicable charges will be terminated as of the business day we receive the properly completed administrative form at our processing office. Please note that when a Guaranteed benefit (other than the Return of Principal death benefit) is dropped on any date other than a contract date anniversary, we will deduct a pro-rata portion of the charge for that year.

For contracts with the GIB, the Guaranteed minimum death benefit cannot be dropped without first dropping the GIB. In Appendix I, we provide a chart that lists the possible Guaranteed benefit combinations under the Retirement Cornerstone(SM) contract and our rules for dropping and changing benefits if you have already funded your Protection with Investment Performance account.



                                              Contract features and benefits  71



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INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

(Not available for Series CP(SM) contracts)

THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS INTENDED TO PROVIDE OPTIONS TO BENEFICIARIES IN COMPLYING WITH FEDERAL INCOME TAX RULES. THERE ARE A NUMBER OF LIMITATIONS ON WHO CAN PURCHASE THE CONTRACT, HOW THE CONTRACT IS PURCHASED, AND THE FEATURES THAT ARE AVAILABLE UNDER THE CONTRACT. A PROSPECTIVE PURCHASER SHOULD SEEK TAX ADVICE BEFORE MAKING A DECISION TO PURCHASE THE CONTRACT.


We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity was not issued by AXA Equitable. The beneficiary may want to change the investments of the "original IRA" inherited from the now-deceased IRA owner, but must take post-death required minimum distribution ("RMD") payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option ("BCO") restricted to eligible beneficiaries of contracts issued by AXA Equitable. See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the existing arrangement before making any purchase decision. Finally, the contract may not be available in all states. Please speak with your financial professional for further information.


WHO CAN PURCHASE AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

o beneficiaries of IRAs who are individuals ("IRA beneficiaries"); and

o eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Non-spousal Applicable Plan beneficiaries"). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules, which may not be offered under the Applicable Plan.

Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.


HOW AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS PURCHASED

IRA BENEFICIARY. A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original Roth IRA. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

Non-spousal Applicable Plan beneficiary. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."



LIMITATIONS ON CERTAIN FEATURES UNDER THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Since the contract is set up to make post-death RMD payments at least once a year, the contract is not suitable for beneficiaries who do not want to take payments from this contract every year. Beneficiaries who do not want to take scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract's focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

When the Inherited IRA beneficiary continuation contract is owned by an IRA beneficiary:

o The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

o The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "How you can purchase and contribute to your contract" earlier in this section.

o Any subsequent contribution must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

o The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined



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   on a term certain basis. If you maintain another IRA of the same type
   (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return.

When the Inherited IRA beneficiary continuation contract is owned by a Non-spousal Applicable Plan beneficiary:

o The initial contribution must be a direct rollover from the deceased plan participant's Applicable Plan and is subject to minimum contribution amounts. See "How you can purchase and contribute to your contract" earlier in this section.

o There are no subsequent contributions.

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

Features of the Inherited IRA beneficiary continuation contract which apply to either type of owner:

o The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

o An Inherited IRA beneficiary continuation contract is not available for owners over age 70.


o You may make transfers among the investment options, as permitted.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus.


o If you have the Return of Principal death benefit or the Highest Anniversary Value death benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit(s).

o The GIB, Spousal continuation, automatic investment program, automatic payment plans and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

o Upon your death, your beneficiary has the option to continue taking RMDs based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, withdrawal charges (if applicable) will no longer apply. If you have a Guaranteed minimum death benefit, it will no longer be in effect and any applicable charge for such benefit will stop.

o When you die, we will pay your beneficiary the Investment Performance account value and the greater of the Protection with Investment Performance account value or the applicable death benefit.



YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your contract, you may exercise your cancellation right under the contract to receive a refund. To exercise this cancellation right, you must notify us with a signed letter of instruction electing this right, to our processing office within 10 days after you receive your contract. If state law requires, this "free look" period may be longer. Other state variations may apply. For a state-by-state description of all material variations of this contract, including specific information on your "free look" period, see Appendix V later in this Prospectus.


Generally, your refund will equal your Total account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, and (iii) any interest in the account for special dollar cost averaging (if applicable), through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii) or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

For Series CP(SM) contract owners, please note that you will forfeit the Credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

o you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.


If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.


In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Sur-


                                              Contract features and benefits  73



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rendering your contract to receive its cash value" in "Accessing your money"
later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus.



74  Contract features and benefits




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2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE


Your "Total account value" is the total of: (i) the Protection with Investment Performance account value, and (ii) the Investment Performance account value. Your "Protection with Investment Performance account value" is the total value you have in: (i) the Protection with Investment Performance variable investment options, and (ii) amounts in a Special DCA program designated for the Protection with Investment Performance variable investment options. Your "Investment Performance account value" is the total value you have in: (i) the Investment Performance variable investment options, (ii) the guaranteed interest option, and (iii) amounts in a Special DCA program designated for the Investment Performance variable investment options and the guaranteed interest option. See "What are your investment options under the contract?" in "Contract features and benefits" for a detailed list of the Protection with Investment Performance variable investment options and Investment Performance variable investment options.

Your contract also has a "cash value." Your contract's cash value is equal to the Total account value, less: (i) the total amount or a pro-rata portion of the annual administrative charge, as well as any optional benefit charges; and
(ii) any applicable withdrawal charges. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.



YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:


(i)    operations expenses;

(ii)   administration expenses; and


(iii)  distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i) increased to reflect subsequent contributions (plus the Credit for Series CP(SM) contracts);

(ii) decreased to reflect withdrawals (plus withdrawal charges, if applicable); or


(iii) increased to reflect transfers into, or decreased to reflect a transfer out of, a variable investment option.


In addition, when we deduct any Guaranteed benefit charge, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated can be found in the SAI.


YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus transfers and withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(For Series B and Series L contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, minus any amounts that have been transferred to the variable investment options you have selected, and charges we deduct.


EFFECT OF YOUR ACCOUNT VALUES FALLING TO ZERO

In general, your contract will terminate without value if your Total account value falls to zero as the result of withdrawals, or the payment of any applicable charges when due, or a combination of two, as described below:


o If you have Investment Performance account value only and it falls to zero as the result of withdrawals or the payment of any applicable charges, your contract will terminate.

o Your Guaranteed minimum death benefit will terminate without value if your Protection with Investment Performance account value falls to zero as the result of withdrawals or the payment of any applicable charges. This will happen whether or not you also have the GIB or receive Lifetime GIB payments. Unless you have amounts allocated to your Investment Performance account, your contract will also terminate.

o If you have the GIB and your Protection with Investment Performance account value falls to zero as the result of the payment of any applicable charges or a withdrawal that is not an Excess withdrawal, you will receive
   Lifetime GIB payments in accordance with the terms of the GIB. Unless you have amounts allocated to your Investment Performance account, your contract will also terminate.

o If your Protection with Investment Performance account value falls to zero due to an Excess withdrawal, your GIB will terminate and you will not receive Lifetime GIB payments. Unless you have amounts allocated to your Investment Performance account, your contract will also terminate.



                                           Determining your contract's value  75
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Certain withdrawals, even one that does not cause your Total account value to fall to zero, will be treated as a request to surrender your contract and terminate your Guaranteed minimum death benefit. See "Withdrawals treated as surrenders" in "Accessing your money."


As discussed earlier in this Prospectus, we reserve the right to discontinue or limit your ability to make subsequent contributions to the contract or subsequent transfers or contributions to the Protection with Investment Performance variable investment options, either directly or through a Special DCA program. If we exercise this right, and your account values are at risk of falling to zero, you will not have the ability to fund the contract and any Guaranteed benefits in order to avoid contract and/or Guaranteed benefit termination.

Withdrawals and/or deductions of charges during or following a period of poor market performance in which your account values decrease, increases the possibility that such a withdrawal or deduction could cause your account values to fall to zero.

For a state-by-state description of all material variations of this contract, including information on the termination of your contract in your state, see Appendix V later in this Prospectus.



76  Determining your contract's value
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3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your Total account value among the investment options, subject to the following:

o  You may not transfer any amount to a Special DCA program.


o Amounts allocated to the Investment Performance variable investment options or guaranteed interest option can be transferred among the Investment Performance variable investment options. Also, amounts allocated to the Investment Performance variable investment options or the guaranteed interest option can be transferred to the Protection with Investment Performance variable investment options until the contract date anniversary following owner age 75, or if later, the first contract date anniversary. Transfers into your Protection with Investment Performance account will be allocated in accordance with your allocation instructions on file. See the limitations on amounts that may be transferred out of the guaranteed interest option below.

o Amounts invested in the Protection with Investment Performance variable investment options can only be transferred among the Protection with Investment Performance variable investment options. Transfers out of the Protection with Investment Performance variable investment options into the Investment Performance variable investment options or guaranteed interest option are not permitted. However, if the owner elects to drop all Guaranteed benefits, the entire Protection with Investment Performance account value must be withdrawn from the contract or transferred into the Investment Performance variable investment options or guaranteed interest option. See "Dropping or changing your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus. See the limitations on amounts that may be transferred into the guaranteed interest option below. ONCE A WITHDRAWAL IS TAKEN FROM YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT, YOU CANNOT MAKE ADDITIONAL CONTRIBUTIONS TO YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT. YOU CAN, HOWEVER, CONTINUE TO MAKE TRANSFERS FROM YOUR INVESTMENT PERFORMANCE ACCOUNT TO THE PROTECTION WITH INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS UNTIL SUCH TIME YOU MAKE A SUBSEQUENT CONTRIBUTION TO YOUR INVESTMENT PERFORMANCE ACCOUNT. A subsequent contribution received by us in the first 90 calendar days after your contract is issued will not be counted towards shutting down transfers to your protection with investment performance account. See "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.

o For amounts allocated to the Protection with Investment Performance variable investment options, you may make a transfer from one Protection with Investment Performance variable investment option to another Protection with Investment Performance variable investment option as follows:

   -- You may make a transfer within the same category provided the resulting allocation to the receiving Protection with Investment Performance variable investment option does not exceed the investment option maximum in place at the time of the transfer.

   -- You can make a transfer from a Protection with Investment Performance variable investment option in one category to a Protection with Investment Performance variable investment option in another category as long as any applicable minimum rule(s) for the transferring category, the minimum and maximum rule(s) for all categories and the maximum rule for the receiving Protection with Investment Performance variable investment option are met. For detailed information regarding these rules, see "Category and investment option limits" under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus.

   -- You may also request a transfer that would reallocate your account value in the Protection with Investment Performance variable investment options based on percentages, provided those percentages are consistent with the category and Protection with Investment Performance variable investment option limits in place at the time of the transfer.

   -- In calculating the limits for any transfers among the Protection with Investment Performance variable investment options, we use the Protection with Investment Performance account value percentages as of the date prior to the transfer.


   -- Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection Rules at the time of the request. In connection with any transfer, you should consider providing new allocation instructions, which would be used in connection with future rebalancing. A transfer must comply with the Custom Selection Rules described under "Allocating your contributions" earlier in the Prospectus.


o A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the Total account value being allocated to the guaranteed interest option, based on the Total account value as of the previous business day. This restriction is waived for amounts transferred from a dollar cost averaging program into the guaranteed interest option.


o We reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers.


o We may charge a transfer charge for any transfers in excess of 12 transfers in a contract year. For more information, see "Transfer charge" under "Charges that AXA Equitable deducts" in "Charges and expenses" later in this Prospectus.


o For transfer restrictions regarding disruptive transfer activity, see "Disruptive transfer activity" below.


                            Transferring your money among investment options  77
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o  The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

    (a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

    (b) the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

    (c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you by way of a supplement to this Prospectus. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

     (1)  the contract number;

     (2) the dollar amounts or percentages of your current applicable account value to be transferred; and

     (3)  the investment options to and from which you are transfer ring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY


You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying Portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying Portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate Portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying Portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying Portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying Portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or poten-


We offer investment options with underlying Portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying Portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us contract owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or poten-

78  Transferring your money among investment options


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tially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the trusts for more information.


When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



REBALANCING AMONG YOUR INVESTMENT PERFORMANCE VARIABLE INVESTMENT OPTIONS AND GUARANTEED INTEREST OPTION

We offer two rebalancing programs that you can use to automatically reallocate your Investment Performance account value among your Investment Performance variable investment options and the guaranteed interest option. Option I allows you to rebalance your Investment Performance account value among the Investment Performance variable investment options. Option II allows you to rebalance your Investment Performance account value among the Investment Performance variable investment options and the guaranteed interest option.


To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

   (a) the percentage you want invested in each investment option (whole percentages only), and

   (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)


Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract date. If you elect quarterly rebalancing, the rebalancing in the last quarter of the contract year will occur on the contract date anniversary.


Once it is available, you may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our processing office. Termination requests can be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------


While your rebalancing program is in effect, we will transfer amounts among the applicable investment options so that the percentage of your Investment Performance account value that you specify is invested in each option at the end of each rebalancing date.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the Investment Performance variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.


You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in special money market dollar cost averaging or general dollar cost averaging.


Our optional rebalancing programs are not available for amounts allocated to the Protection with Investment Performance variable investment options. For information about rebalancing among the Protection with Investment Performance variable investment options, see "Automatic quarterly rebalancing" under "Allocating your contributions" in "Contract features and benefits."


SYSTEMATIC TRANSFER PROGRAM

Under the systematic transfer program, you may elect to have amounts in the Investment Performance variable investment options and the guaranteed interest option automatically transferred to your Protection with Investment Performance variable investment options. This



                            Transferring your money among investment options  79
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can be done on a quarterly, semi-annual or annual basis. These amounts will be withdrawn on a pro-rata basis and allocated based on your allocation instructions on file. You can instruct us to either designate a: (i) dollar amount, or (ii) percentage of the Investment Performance variable investment options and the guaranteed interest option you want transferred. Also, you can specify: (i) a number of years you want the program to continue, or (ii) instruct us to continue to make transfers until all available amounts in your Investment Performance variable investment options and guaranteed interest option have been transferred out.

If you are participating in one of our Rebalancing programs while this program is in effect and the rebalancing and systematic transfer are scheduled for the same Business day, the systematic transfer will be processed first. The Investment Performance account will be rebalanced immediately after.

If you have taken a withdrawal from your Protection with Investment Performance account, the systematic transfer program will automatically terminate after you make a subsequent contribution to your Investment Performance account.

If we discontinue contributions and transfers to all Protection with Investment Performance variable investment options, we will terminate your systematic transfer program. See "How you can purchase and contribute to your contract" in "Contract features and benefits" earlier in this Prospectus.



80  Transferring your money among investment options
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4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your Total account value before payments begin. The table below shows the methods available under each type of contract.

Your account value could become insufficient due to withdrawals and/or poor market performance. For information on how withdrawals affect your Guaranteed benefits and potentially cause your contract to terminate, please see "Effect of your account values falling to zero" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.


If you take a withdrawal from the Protection with Investment Performance variable investment options, the withdrawal may impact your existing benefits and you will no longer be permitted to make subsequent contributions into the Protection with Investment Performance variable investment options. The first withdrawal from your Protection with Investment Performance account may also affect the applicable Roll-up rate used in calculating certain Guaranteed benefits. See "How you can purchase and contribute to your contract" and "Annual Roll-up rate" and "Deferral bonus Roll-up rate" under "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus for more information.



-----------------------------------------------------------------------------------
                                       METHOD OF WITHDRAWAL
                   ----------------------------------------------------------------
                                                                        LIFETIME
                                                           PRE-AGE     REQUIRED
                    AUTOMATIC                              59-1/2       MINIMUM
                     PAYMENT                  SYSTE-   SUBSTANTIALLY   DISTRIBU-
CONTRACT(1)          PLANS(2)      PARTIAL   MATIC(3)      EQUAL(4)       TION
-----------------------------------------------------------------------------------
NQ                     Yes           Yes        Yes          No           No
-----------------------------------------------------------------------------------
Traditional IRA        Yes           Yes        Yes          Yes          Yes
-----------------------------------------------------------------------------------
Roth IRA               Yes           Yes        Yes          Yes          No
-----------------------------------------------------------------------------------
Inherited IRA          No            Yes        No           No          Yes(5)
-----------------------------------------------------------------------------------
QP(6)                  Yes           Yes        No           No          Yes
-----------------------------------------------------------------------------------

(1) Please note that not all contract types are available under all contracts in the Retirement Cornerstone(SM) Series.


(2)  Available for contracts with GIB only.

(3) Available for withdrawals from your Investment Performance variable investment options and guaranteed interest option only.

(4)  Not available for contracts with GIB.


(5) The contract (whether traditional IRA or Roth IRA) pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.

(6) All payments are made to the trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.


AUTOMATIC PAYMENT PLANS
(For contracts with GIB)

You may take automatic withdrawals from your Protection with Investment Performance account under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary. All withdrawals from an Automatic payment plan count toward your free withdrawal amount.


You may elect either the Maximum payment plan or the Customized payment plan beginning after the fifth contract date anniversary. You must wait at least 28 days from enrollment in a plan before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.


If you take a partial withdrawal from your Protection with Investment Performance account while an automatic payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. A partial withdrawal taken during an automatic payment plan could result in an Excess withdrawal. See "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus and "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.



MAXIMUM PAYMENT PLAN


If you have funded the GIB, the Maximum payment plan is available beginning in the sixth or later contract year. Under the Maximum payment plan, you can request us to pay you the Annual withdrawal amount as scheduled payments. The payment amount may increase or decrease annually as the result of a change in the Annual Roll-up rate. Also, the payment amount may increase as the result of a reset of your GIB benefit base.


If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Annual withdrawal amount.


If you take a partial withdrawal from your Protection with Investment Performance account in the same contract year prior to enrollment in the Maximum payment plan, the partial withdrawal will be factored into the scheduled payments for that contract year, as follows: we will calculate the Annual withdrawal amount and subtract the partial withdrawal amount. The difference will be divided by the number of payments that remain for the rest of the contract year based on your election. This will be the amount paid out for the remaining periods for that contract year.



CUSTOMIZED PAYMENT PLAN


If you have funded the GIB, the Customized payment plan is available beginning in the sixth or later contract year. Currently, any of the following five Customized payment plan options can be elected. For options that are based on a withdrawal percentage, the specified per-



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centage is applied to your GIB benefit base as of the most recent contract date anniversary. See "Annual withdrawal amount" in "Guaranteed income benefit" under "Contract features and benefits" earlier in this Prospectus.

The following payment options can be elected under the Customized payment plan. For options (i)-(iii) and (v), your payment may increase or decrease annually as the result of a change in the Annual Roll-up rate. Also, the payment amount may increase as the result of a reset of your GIB benefit base.


    (i) Guaranteed minimum percentage: You can request us to pay you as scheduled payments a withdrawal amount based on a withdrawal percentage that is fixed at the lowest guaranteed Annual Roll-up rate of 4%.

    (ii) Fixed percentage below the Annual Roll-up rate: You can request us to pay you as scheduled payments a withdrawal amount based on the applicable Annual Roll-up rate MINUS a fixed percentage for each contract year. If in any contract year the calculation would result in a payment that is less than 4%, your withdrawal percentage for that contract year will be 4%. In other words, the withdrawal percentage can never be less than 4%. Your percentage requests must be in increments of 0.50%.

     (iii) Fixed percentage: You can request us to pay you as scheduled payments a withdrawal amount based on a fixed percentage. The percentage may not exceed the Annual Roll-up rate in any contract year. If in any contract year the fixed percentage is greater than your Annual Roll-up rate for that contract year, we will pay you only the Annual withdrawal amount as scheduled payments for that contract year.

     (iv) Fixed dollar amount: You can request us to pay you as scheduled payments a fixed dollar withdrawal amount each contract year. The fixed dollar amount may not exceed your Annual withdrawal amount in any contract year. If in any contract year the fixed dollar amount is greater than your Annual withdrawal amount, we will pay you as scheduled payments only your Annual withdrawal amount.


     (v) Fixed dollar amount or fixed percentage from both your Pro tection with Investment Performance account and your Investment Performance account: You can request us to pay you a fixed dollar amount or fixed percentage as scheduled payments that may be greater than your Annual withdrawal amount. The Annual withdrawal amount will be withdrawn from your Protection with Investment Performance account. We will pay you any requested amount that is in excess of your Annual withdrawal amount from your Investment Performance account. If in any contract year there is insufficient value in the Investment Performance account to satisfy your requested fixed dollar or fixed percentage withdrawal, we will pay you the maximum amount that can be withdrawn from your Annual withdrawal amount and your Investment Performance account as scheduled payments for that contract year even though this amount will be less than you requested.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. Excess withdrawals may significantly reduce the value of the GIB (and "Greater of" death benefit, if elected). See "How withdrawals affect your Guaranteed benefits" and "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus.

For examples on how the Automatic payment plans work, please see Appendix VI. For examples of how withdrawals affect your Guaranteed benefit bases, see Appendix VII later in this Prospectus.



PARTIAL WITHDRAWALS AND SURRENDERS
(All contracts)


You may take partial withdrawals from your contract at any time. Currently, the minimum withdrawal amount is $300. For discussion on how amounts can be withdrawn, see "How withdrawals are taken from your Total account value" below. You can also surrender your contract at any time.


Partial withdrawals will be subject to a withdrawal charge if they exceed the free withdrawal amount. For more information, see "Free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal will terminate your participation in either the Maximum payment plan or Customized payment plan.


SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP)


You may take systematic withdrawals of a particular dollar amount or a particular percentage of your Investment Performance variable investment options and guaranteed interest option.

If your contract is subject to withdrawal charges, you may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your Investment Performance account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired (not applicable to Series C which has no withdrawal charges), you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your Investment Performance account value. HOWEVER, IF YOU ELECT A SYSTEMATIC WITHDRAWAL OPTION IN EXCESS OF THESE LIMITS, AND MAKE A SUBSEQUENT CONTRIBUTION TO YOUR INVESTMENT PERFORMANCE ACCOUNT, THE SYSTEMATIC WITHDRAWAL OPTION WILL BE TERMINATED. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.



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We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. If you have also elected a GIB Automatic payment plan, unless you instruct us otherwise, your systematic withdrawal option withdrawals will be on the same date as your automatic payment plan. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.


You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

If the systematic withdrawal option is elected with an Automatic payment plan, the payment frequency will be the same as the Automatic payment plan.

You may change the payment frequency, or the amount or the percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal amount previously taken in the same contract year, the systematic withdrawal exceeds the free withdrawal amount.


SUBSTANTIALLY EQUAL WITHDRAWALS
(Traditional IRA and Roth IRA contracts only)


We offer our "substantially equal withdrawals option" to allow you to receive distributions from your Investment Performance variable investment options and guaranteed interest option without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply.

Once you begin to take substantially equal withdrawals, you should not do any of the following until after the later of age 59-1/2 or five full years after the first withdrawal: (i) stop them; (ii) change the pattern of your withdrawals (for example, by taking an additional partial withdrawal); or (iii) contribute any more to the contract. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

Making additional contributions to the contract is treated as changing the pattern of withdrawals. It does not matter whether the additional contributions are made by direct transfer or rollover; nor does it matter if they are made to the Investment Performance account or the Protection with Investment Performance account. Because the penalty exception method does not permit additional contributions or payment changes to restore any benefit base under the contract, you and your tax adviser should consider carefully whether you should elect the Substantially equal withdrawals option or any other method of penalty exception withdrawals if you have allocated, or intend to allocate, amounts to the Protection with Investment Performance account value after starting Substantially equal withdrawals.


In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one-time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

Substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "Free withdrawal amount" in "Charges and expenses" later in this Prospectus).


LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Traditional IRA and QP contracts only -- See "Tax information" later in this Prospectus)


We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute RMDs yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Before electing this account-based withdrawal option, you should consider whether annuitization might be better in your situation. If you have funded your Guaranteed benefit(s), amounts withdrawn from the contract to meet RMDs may reduce your benefit base(s) and may limit the utility of the benefit(s). Also, the actuarial present value of additional contract benefits must be added to the Total account value in calculating RMD payments from annuity contracts funding qualified plans and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.


This service is not available under defined benefit QP contracts.

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You may elect this service in the calendar year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, RMD payments will be made annually. See "Required minimum distributions" in "Traditional individual retirement annuities (traditional IRAs)" under "Tax information" later in this Prospectus for your specific type of retirement arrangement.


This service does not generate automatic RMD payments during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70-1/2, you must take any RMDs before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your RMDs may be subject to withdrawal charges, if applicable, if they exceed the free withdrawal amount.

--------------------------------------------------------------------------------
For traditional IRA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on RMD payments if you are enrolled in our automatic RMD service even if, when added to a partial withdrawal previously taken in the same contract year, the RMD payments exceed the free withdrawal amount.


RMDS FOR CONTRACTS WITH GIB. Generally, if you elect our Automatic RMD service, any lifetime RMD payment we make to you, starting in the first contract year, will not be treated as an Excess withdrawal for contracts with GIB or with GIB and the "Greater of" death benefit. Amounts from both your Protection with Investment Performance account and Investment Performance account values are used to determine your lifetime RMD payment each year.

If you elect either the Maximum payment plan or the Customized payment plan (together, "automatic payment plans") and our Automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime RMD amount less all payments made through November 30th and any scheduled December payment. The combined Automatic payment plan and RMD payment will not be treated as an Excess withdrawal if the RMD, together with any withdrawal taken under one of our automatic plans exceeds your Annual withdrawal amount. The additional payment will reduce your GIB benefit base and Roll-up to age 85 benefit base (for contracts with the "Greater of" death benefit) on a dollar-for-dollar basis. Your Highest Anniversary Value benefit base is always reduced on a pro-rata basis.

If you take any partial withdrawals in addition to your RMD and Automatic payment plan payments, your applicable Automatic payment plan will be terminated. Any partial withdrawal taken from your Protection with Investment Performance account may cause an Excess withdrawal and may be subject to a withdrawal charge. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GIB benefit base and Annual withdrawal amount will be reduced.

If you elect our Automatic RMD service and elect to take your Annual withdrawal amount in partial withdrawals without electing one of our available Automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your RMD payment less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Annual withdrawal amount, but not your RMD amount, any portion of that partial withdrawal taken from your Protection with Investment Performance account will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals taken from your Protection with Investment Performance account made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

Your RMD payment will be withdrawn on a pro-rata basis from your Investment Performance variable investment options and guaranteed interest option, excluding amounts in a Special DCA program. If there is insufficient value or no value in those options, we will withdraw amounts from your Special DCA program. If there is insufficient value in those options, any additional amount of the RMD payment or the total amount of the RMD payment will be withdrawn from your Protection with Investment Performance variable investment options. For information on how RMD payments are taken from your contract see "How withdrawals are taken from your Total account value" below.

If you do not elect our Automatic RMD service and if your Annual withdrawal amount is insufficient to satisfy the RMD payment, any additional withdrawal taken in the same contract year (even one to satisfy your RMD payment) from your Protection with Investment Performance account will be treated as an Excess withdrawal.



HOW WITHDRAWALS ARE TAKEN FROM YOUR TOTAL ACCOUNT VALUE


Unless you specify otherwise, all withdrawals (other than Automatic payment plan, Systematic withdrawals, Substantially equal withdrawals and lump sum withdrawals of your Annual withdrawal amount) will be taken on a pro-rata basis from your Investment Performance variable investment options and guaranteed interest option, excluding amounts in a Special DCA program. If there is insufficient value or no value in those options, we will subtract amounts from your Special DCA program. If there is insufficient value in those options, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from your Protection with Investment Performance variable investment options. Any amounts withdrawn from the Special DCA program that were designated for the Protection with Investment Performance variable investment options will reduce your Guaranteed benefit base(s).


You may choose to have withdrawals subtracted from your contract based on the following options:


     (1) Take the entire withdrawal on a pro-rata basis from the Protection with Investment Performance variable investment options; or

     (2) Take the entire withdrawal from the Investment Performance account, specifying which Investment Performance variable investment options and/or guaranteed interest option the withdrawal should be taken from; or

     (3) Request a certain portion of the withdrawal to be taken from the Protection with Investment Performance variable investment options and take the remaining part of the withdrawal



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           from the Investment Performance account variable investment options.
           Amounts withdrawn from your Investment Performance account will be taken pro-rata from the Investment Performance variable investment options and the guaranteed interest option. Similarly, the withdrawal from the Protection with Investment Performance variable investment options will be taken on a pro-rata basis.

You may choose to have your Customized payment plan scheduled payments withdrawn from specific investment options. If you choose specific investment options, and the value in the selected investment option(s) drops below the scheduled payment amount, the scheduled payment amount will be taken on a pro-rata basis from the Protection with Investment Performance variable investment options (for options (i)-(iv)) or all investment options (for option
(v)) on the business day after the withdrawal was scheduled to occur. See "Customized payment plan" earlier in this section for a description of the available Customized payment plan options. All subsequent scheduled payments will be processed on a pro-rata basis on the business day you initially elected.

You may choose to have your systematic withdrawals or your substantially equal withdrawals taken from specific Investment Performance variable investment options and/or the guaranteed interest option. If you choose specific Investment Performance variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro-rata basis from all Protection with Investment Performance variable investment options and the guaranteed interest option on the business day after the withdrawal was scheduled to occur. All subsequent scheduled withdrawals will be processed on a pro-rata basis on the business day you initially elected.


For how withdrawals affect your Guaranteed benefits, see "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus and Appendix VII later in this Prospectus.


WITHDRAWALS TREATED AS SURRENDERS

Certain withdrawals may cause your contract and certain Guaranteed benefits to terminate, as follows:


o Any fee deduction and/or withdrawal that causes your Total account value to fall to zero will terminate the contract and any applicable Guaranteed benefit, other than the GIB (unless the account value falls to zero due to an "Excess withdrawal"). See "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus for a discussion of what happens to your benefit if your Protection with Investment Performance account value falls to zero.

o   If you do not have the GIB or have not yet funded it, the following applies:


    -- a request to withdraw 90% or more of your cash value will terminate your contract and any applicable Guaranteed minimum death benefit;

    -- we reserve the right to terminate the contract and any applicable
       Guaranteed minimum death benefit if no contributions are made during the last three contract years and the cash value is less than $500; and

    -- we reserve the right to terminate your contract and any applicable
       Guaranteed minimum death benefit if any withdrawal would result in a remaining cash values of less than $500.


If your contract is terminated, we will pay you the contract's cash value. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.



SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE


You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while an annuitant is living) and before you begin to receive annuity payments (Lifetime GIB payments or otherwise). For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

Upon your request to surrender your contract for its cash value, all benefits under the contract, including the GIB, will terminate as of the date we receive the required information if your cash value in your Protection with Investment Performance account is greater than your Annual withdrawal amount remaining for that year. If your cash value is not greater than your Annual withdrawal amount remaining for that year, then you will receive your cash value and a supplementary life annuity contract under which we will pay you Lifetime GIB payments. For more information, please see "Effect of your account values falling to zero" in "Determining your contract's value" and "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus.


You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the business day the transaction request is received by us in good order. These transactions may include applying proceeds to a payout annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

     (1)   the New York Stock Exchange is closed or restricts trading,

     (2) the SEC determines that an emergency exists as a result of sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or


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     (3)   the SEC, by order, permits us to defer payment to protect
           people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option or a Special DCA program, (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS


Deferred annuity contracts such as those in the Retirement Cornerstone(SM) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called "annuitization." Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits terminate; and you receive a supplementary contract for the periodic payments ("payout option"). The supplementary contract does not have an account value or cash value. If you choose a variable payout option, you will receive a separate prospectus related to the contract you select.

We currently offer you several choices of annuity payout options. The options available directly under the contract entitle you to receive fixed annuity payments. Options available under separate contracts and described in separate prospectuses enable you to receive variable annuity payments. For a state-by-state description of all material variations of this contract, including information on your available annuity payout options, see Appendix V later in this Prospectus.

You may choose to annuitize your contract at any time, which generally is at least 13 months (five years for Series CP(SM) contracts) after the contract date. The contract's maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in "Annuity maturity date" later in this section. If you have the GIB or a Guaranteed minimum death benefit, your contract may have both a Protection with Investment Performance account value and an Investment Performance account value. If there is a Protection with Investment Performance account value and you choose to annuitize your contract before the maturity date, the GIB will terminate without value even if your GIB benefit base is greater than zero. The payments that you receive under the payout annuity option you select may be less than you would have received under GIB. See "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus for further information. Any Guaranteed minimum death benefit terminates upon annuitization. Please note that the contract is not treated as annuitized unless all amounts remaining under the contract have been converted to annuity payments; there is no partial annuitization until December 31, 2010. See "Annuity payments" and "Partial Annuitization" in "Taxation of nonqualified annuities" under "Tax information" later in this Prospectus. You may choose a partial withdrawal of cash value to purchase a life annuity at any time at or before the maturity date, but the guaranteed annuity purchased rates described below will not apply.

In general, your periodic payment amount upon annuitization is determined by your Total account value, the form of the annuity payout option you elect as described below, the timing of your purchase and the applicable annuity purchase rate to which that value is applied. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

In addition, you may apply your Total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity upon annuitization. If the annuity payment amount is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


We currently offer you several choices of annuity payout options. The options available directly under the contract entitle you to receive fixed annuity payments. Options available under separate contracts and described in separate prospectuses enable you to receive variable annuity payments. Please see Appendix V later in this Prospectus for variations that may apply in your state.


The payments that you receive upon annuitization of your Protection with Investment Performance account value may be less than your Annual withdrawal amount or your Lifetime GIB payments. If you are considering annuitization, you should ask your financial professional for information about the payment amounts that would be made under the various choices that are available to you. You may also obtain that information by contacting us. Annuitization of your Investment Performance account value after the date your Lifetime GIB payments begin will not affect those payments.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your GIB, your choice of payout options are those that are available under the GIB (see "Guaranteed income benefit" in "Contract features and benefits" earlier in this Prospectus).



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--------------------------------------------------------------------------------
Fixed annuity payout options       Life annuity
                                   Life annuity with period certain
                                   Life annuity with refund certain
                                   Period certain annuity
--------------------------------------------------------------------------------


o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.


The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.



SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin but it may not be earlier than thirteen months from your contract date or not earlier than five years from your Series CP(SM) contract date (in a limited number of jurisdictions this requirement may be more or less than five years). Where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.


For Series CP(SM) contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the Credit that applies to any contribution made within the prior three years. Please see Appendix V later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.


If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay your Total account value in a single sum rather than as payments under the payout option chosen. If you select an annuity payout option and payments have begun, no change can be made



ANNUITY MATURITY DATE


Your contract has a maturity date. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law, even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday (or older joint annuitant if your contract has joint annuitants). The maturity date may not be less than thirteen months from your contract date, unless otherwise stated in your contract. We will send a notice with the contract statement one year prior to the maturity date. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option, if you do not provide an election by the time of your contract maturity date.

If you have not funded the GIB, you may either take a lump sum payment or select an annuity payout option on the maturity date. If you do not make an election at maturity, we will apply your Investment Performance account value to a life-period certain fixed annuity with payments based on the greater of guaranteed or then current annuity purchase rates.

If you have funded the GIB, the following applies on the maturity date:

o For amounts allocated to your Investment Performance account, you may select an annuity payout option or take a lump sum payment.



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o   If you do not make an election for your Protection with Investment
    Performance account value on your maturity date, we will apply the Protection with Investment Performance account value to either (a) or (b) below, whichever provides a greater payment:


    (a) a fixed life annuity with a period certain with payments based on the greater of the guaranteed or then current annuity purchase rates, or

    (b) a supplementary contract with annual payments equal to your GIB benefit base applied to the applicable GIB payout factor.


If you elect payments on a joint life basis, the joint life must be your spouse and the joint life GIB payout factors will be reduced. See "Lifetime GIB payments" under "Guaranteed income benefit" in "Contract features and benefits." You may also elect to have your Protection with Investment Performance account value paid to you in a lump sum or applied to an annuity payout option we are offering at the time.

If Lifetime GIB payments have already begun, we will issue you one supplementary contract to continue receiving your Lifetime GIB payments. For amounts allocated to your Investment Performance account, you must select an annuity payout option or take a lump sum payment.



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5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS


We deduct the following charges each day from the net assets of each variable investment option. Together, they make up the daily "contract fee." These charges are reflected in the unit values of each variable investment option:

o   An operations charge

o   An administration charge


o   A distribution charge

We deduct the following charges as described later in this section. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (if applicable).


o On each contract date anniversary -- a charge for each optional benefit you elect: a Guaranteed minimum death benefit (other than the Return of Principal death benefit) and the Guaranteed income benefit.


o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

o At the time you request a transfer in excess of 12 transfers in a contract year -- a transfer charge (currently, there is no charge).

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. This does not mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.


SEPARATE ACCOUNT ANNUAL EXPENSES



OPERATIONS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for operations expenses, a portion of which compensates us for mortality and expense risks, described below. In connection with the Protection with Investment Performance variable investment options, a portion of this charge compensates us for our costs in providing the Return of Principal death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:


     Series B:                      0.80%

     Series CP(SM):                 0.95%

     Series L:                      1.10%

     Series C:                      1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Series CP(SM) contracts, a portion of this charge also compensates us for any Credits we apply to the contract. We expect to make a profit from this charge. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus.



ADMINISTRATION CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:


     Series B:                       0.30%

     Series CP(SM):                  0.35%

     Series L:                       0.30%

     Series C:                       0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option:


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     Series B:                       0.20%

     Series CP(SM):                  0.25%

     Series L:                       0.25%

     Series C:                       0.35%


ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE. We deduct an administrative charge from your Total account value on each contract date anniversary. We deduct the charge if your Total account value on the last business day of the contract year is less than $50,000. If your Total account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your Total account value. The charge is $30 for contract years three and later.


We will deduct this charge from your value in the Investment Performance variable investment options and the guaranteed interest option (see Appendix V later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro-rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from a Special DCA account. If those amounts are insufficient, we will deduct all or a portion of the charge from the Protection with Investment Performance variable investment options.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro- rata portion of the charge for that year.

If your Total account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable Guaranteed benefits except as noted under "Effect of your account values falling to zero" in "Determining your contract's value" earlier in this Prospectus.



TRANSFER CHARGE


Currently, we do not charge for transfers among investment options under the contract. However, we reserve the right to charge for any transfers in excess of 12 per contract year. We will provide you with advance notice if we decide to assess the transfer charge, which will never exceed $35 per transfer. The transfer charge (if applicable), will be assessed at the time that the transfer is processed. Each time you request a transfer from one investment option to another, we will assess the transfer charge (if applicable). Separate requests submitted on the same day will each be treated as separate transfers. Any transfer charge will be deducted from the investment options from which the transfer is made. We will not charge for transfers made in connection with one of our dollar cost averaging programs. Also, transfers from a dollar cost averaging program do not count toward your number of transfers in a contract year for the purposes of this charge.



WITHDRAWAL CHARGE

(For Series B, Series CP(SM) and Series L contracts only)

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or to apply your cash value to a non-life contingent annuity payout option. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options--The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Series CP(SM) contracts, a portion of this charge also compensates us for any Credits we apply to the contract. For a discussion of the Credit, see "Credits" in "Contracts features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn. For Series CP(SM) contracts, we do not consider Credits to be contributions. Therefore, there is no withdrawal charge associated with a Credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:



-----------------------------------------------------------------------------------
                               WITHDRAWAL CHARGE AS A % OF CONTRIBUTION
                                             CONTRACT YEAR
-----------------------------------------------------------------------------------
                       1     2     3     4     5     6     7     8     9    10
-----------------------------------------------------------------------------------
 Series B             7%     7%    6%    6%    5%    3%    1%   0%(a)  --   --
-----------------------------------------------------------------------------------
 Series L             8%     7%    6%    5%   0%(b)  --    --   --     --   --
-----------------------------------------------------------------------------------
 Series CP(SM)        8%     8%    7%    6%    5%    4%    3%   2%     1%   0%(c)
-----------------------------------------------------------------------------------
 Series C            --(d)   --    --    --    --    --    --   --     --   --
-----------------------------------------------------------------------------------

(a) Charge does not apply in the 8th and subsequent contract years following contribution.
(b) Charge does not apply in the 5th and subsequent contract years following contribution.
(c) Charge does not apply in the 10th and subsequent contract years following contribution.
(d)  Charge does not apply to Series C contracts.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1" and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix V later in this Prospectus for possible withdrawal charge schedule variations in your state.


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your Total account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. Any applicable withdrawal charge will be calculated on the portion of the withdrawal amount that is subject to withdrawal charges. The charge will be taken out of your Protection with Investment Performance and Investment Performance account values based on the proportion of the withdrawal amount that is subject to the charge from the respective account values. We deduct the charge in



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proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.


For purposes of calculating reductions in your Guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your Total account value. For more information, see "How withdrawals affect your Guaranteed benefits" in "Contract features and benefits" earlier in this Prospectus.


The withdrawal charge does not apply in the circumstances described below.


FREE WITHDRAWAL AMOUNT

Each contract year you can withdraw a certain amount from your contract without paying a withdrawal charge. In the first contract year, the free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. The free withdrawal amount does not apply if you surrender your contract except where required by law.


FOR CONTRACTS WITHOUT A GUARANTEED BENEFIT. If you do not have a Guaranteed benefit with your contract, your free withdrawal amount is equal to 10% of your Investment Performance account value at the beginning of the contract year.


FOR CONTRACTS WITH A GUARANTEED MINIMUM DEATH BENEFIT AND WITHOUT GIB. If you have Guaranteed minimum death benefit with your contract, but do not have the GIB, your free withdrawal amount is equal to 10% of your Investment Performance account value and 10% of your Protection with Investment Performance account value at the beginning of the contract year. If you do not fund your Guaranteed minimum death benefit until after issue, there is no free withdrawal amount in connection with the Protection with Investment Performance account value prior to the contract date anniversary following the date on which you funded your Guaranteed minimum death benefit. If you fund your Guaranteed minimum death benefit with a transfer, your free withdrawal amount from your Investment Performance account value in that contract year will not be reduced by the amount of the transfer. IF YOU FUND THE GUARANTEED MINIMUM DEATH BENEFIT AFTER ISSUE WITH A TRANSFER OF 100% OF YOUR INVESTMENT PERFORMANCE ACCOUNT VALUE, YOU WILL NOT HAVE A FREE WITHDRAWAL AMOUNT FOR THE REMAINDER OF THAT CONTRACT YEAR.


FOR CONTRACTS WITH GIB. With respect to the Investment Performance account, your free withdrawal amount is 10% of the Investment Performance account value at the beginning of the contract year.

With respect to the Protection with Investment Performance account, the free withdrawal amount is the GIB benefit base multiplied by the Annual Roll-up rate in effect on the first day of the contract year. The Deferral bonus Roll-up rate is never used to determine the free withdrawal amount.

If you do not fund your GIB until after issue, there is no free withdrawal amount in connection with the Protection with Investment Performance account prior to the contract date anniversary following the date on which you funded your GIB. If you fund your GIB with a transfer, your free withdrawal amount from your Investment Performance account in that contract year will not be reduced by the amount of the transfer. IF YOU FUND THE GIB AFTER ISSUE WITH A TRANSFER OF 100% OF YOUR INVESTMENT PERFORMANCE ACCOUNT VALUE, YOU WILL NOT HAVE A FREE WITHDRAWAL AMOUNT FOR THE REMAINDER OF THAT CONTRACT YEAR.

In general, the amount of any contribution or transfer into the Protection with Investment Performance account and a contribution into the Investment Performance account after the first day of the contract year will not be included in your free withdrawal amount for that contract year.

When a withdrawal is taken from both the Investment Performance account and the Protection with Investment Performance account, the free withdrawal amount is allocated based on the amounts withdrawn from each.


DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i) An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii) An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

      - its main function is to provide skilled, intermediate, or custodial nursing care;
      - it provides continuous room and board to three or more persons;
      - it is supervised by a registered nurse or licensed practical nurse;
      -  it keeps daily medical records of each patient;

      -  it controls and records all medications dispensed; and

      - its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


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GUARANTEED BENEFIT CHARGES


RETURN OF PRINCIPAL DEATH BENEFIT. There is no additional charge for this death benefit.


HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. If you elect the Highest Anniversary Value death benefit, we deduct a charge annually from your Protection with Investment Performance variable investment options on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Highest Anniversary Value benefit base. If you elect this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

"GREATER OF" DEATH BENEFIT. If you elect this death benefit, we deduct a charge annually from your Protection with Investment Performance variable investment options on each contract date anniversary for which it is in effect. The charge is equal to 0.95% of the "Greater of " death benefit base. If you elect this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

If your Roll-Up to age 85 benefit base resets on the third or later contract date anniversary, we reserve the right to increase the charge for this benefit up to 1.10%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter. You must notify us at least 30 days prior to your contract date anniversary on which a reset could cause a fee increase in order to cancel the reset on your upcoming contract date anniversary. If you elect this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

GUARANTEED INCOME BENEFIT CHARGE. If you have the GIB, we deduct a charge annually from your Protection with Investment Performance variable investment options on each contract date anniversary until such time that your Lifetime GIB payments begin or you elect another annuity payout option, whichever occurs first. The charge is equal to 0.95% of the GIB benefit base in effect on each contract date anniversary. If you have this benefit, but do not fund it until after your contract date, we will deduct the full charge on the contract date anniversary following the date on which you fund the benefit.

If your GIB benefit base resets on the third or later contract date anniversary, we reserve the right to increase the charge for this benefit up to 1.25%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter. You must notify us at least 30 days prior to your contract date anniversary on which a reset could cause a fee increase in order to cancel the reset on your upcoming contract date anniversary.

                      ----------------------------------

For the Highest Anniversary Value death benefit, "Greater of" death benefit and GIB, we will deduct each charge from your Protection with Investment Performance variable investment options on a pro-rata basis. If those amounts are insufficient to pay the charge and you have no amounts in the Special DCA program designated for the Protection with Investment Performance variable investment options, your benefit will terminate without value and you will lose any applicable Guaranteed benefits except as noted under "Effect of your account values falling to zero" in "Determining your contract's value" earlier in this Prospectus. Your contract will also terminate if you do not have any Investment Performance account value.

For the Highest Anniversary Value death benefit, the "Greater of" death benefit and the GIB, if any of the following occur on a date other than a contract date anniversary, we will deduct a pro-rata portion of the charge for that year:


o   A death benefit is paid;

o   you surrender the contract to receive its cash value;


o   you annuitize your Protection with Investment Performance account value;

o you transfer 100% of your Protection with Investment Performance account value to the Investment Performance account (following the dropping of your Guaranteed benefits); or

o you withdraw 100% of your Protection with Investment Performance account value (following the dropping of your Guaranteed benefits).



CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.



CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o   Management fees.

o   12b-1 fees (for certain variable investment options).

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o   Investment-related expenses, such as brokerage commissions.


These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of the Trusts and/or shares of unaffiliated Portfolios (collectively, the "underlying Portfolios"). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.



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GROUP OR SPONSORED ARRANGEMENTS


For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable) or the daily contract charge, or change the minimum initial contribution requirements. We also may change the Guaranteed benefits, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Series CP(SM) Credit feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and operations generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.


We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


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6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.


The death benefit in connection with your Investment Performance account is equal to your Investment Performance account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Series CP(SM) contracts, the Investment Performance account value used to determine the death benefit will first be reduced by the amount of any Credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death.

The death benefit in connection with any amount in your Protection with Investment Performance account is equal to your Protection with Investment Performance account value or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit), as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Series CP(SM) contracts, the Protection with Investment Performance account value used to determine the death benefit will first be reduced by the amount of any Credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.


--------------------------------------------------------------------------------

When we use the terms "owner" and "joint owner", we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable.

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Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. However, you should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.


EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract has a non-natural owner, the death benefit is payable upon the death of the annuitant.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner as discussed below, under "Spousal continuation" or under "Beneficiary continuation option."

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint


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owner continues the contract under the 5-year rule, in general, all Guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.


NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.


If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher. The surviving owner can elect to
(1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years and any GIB and charge will be terminated; or (4) continue the contract under the Beneficiary continuation option. For Series CP(SM) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any Credits applied to any such contributions.


If the contract continues, any Guaranteed minimum death benefit and associated charge will be discontinued. Withdrawal charges, if applicable, will no longer apply, and no subsequent contributions will be permitted.


If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues under the "5-year rule", the death benefit is not payable and the Guaranteed minimum death benefit, if applicable, will continue without change. In general, the GIB and charge will be discontinued. Withdrawal charges, if applicable, will continue to apply and no subsequent contributions will be permitted.



SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract), may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

o In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges if applicable will apply if subsequent contributions are made.

o The applicable Guaranteed minimum death benefit option may continue as follows:


       - If the surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

       - If the surviving spouse is age 75 or younger on the date of your death, and you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit under the contract. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.


       - If the surviving spouse is age 76 or over on the date of your death, any applicable Guaranteed minimum death benefit will be frozen (subject to adjustment for subsequent contributions and withdrawals) and the charge will be discontinued.


       - If the "Greater of" death benefit continues, the Roll-up to age 85 benefit base reset, if applicable, will be based on the surviving spouse's age. The next available reset will continue to be based on the contract date.


The GIB may continue, as follows:

o If the surviving spouse is the older spouse, the GIB (with its charge) continues with no change;

o If the surviving spouse is the younger spouse, and Lifetime GIB payments have not begun, the GIB (with its charge) continue, as follows:

    (i) The surviving spouse may contribute and/or transfer amounts to the Protection with Investment Performance variable investment options up until the contract date anniversary following age 75 (age 71 for contributions to Series CP(SM) contracts).

    (ii) The GIB benefit base will continue to roll up until the contract maturity date or the surviving spouse's age 95, whichever is earlier.


o If the surviving spouse is the younger spouse, and the Lifetime GIB payments have begun, payment will continue to the younger spouse only if the payments were being made on a joint life basis.


o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner


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of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

o The Guaranteed benefits continue to be based on the older spouse's age for the life of the contract.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

o   The withdrawal charge schedule, if applicable, remains in effect.

If you divorce, Spousal continuation does not apply.


BENEFICIARY CONTINUATION OPTION


This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional for further information. For a state-by-state description of all material variations of this contract, including information on the availability of the Beneficiary continuation option in your state, see Appendix V later in this Prospectus.


Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.


BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The Beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the Protection with Investment Performance account value to equal the applicable death benefit if such death benefit is greater than such account value, adjusted for any subsequent withdrawals. For Series CP(SM) contracts, the account value will first be reduced by any Credits applied in the one-year period prior to the owner's death.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The "5-year rule" is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.


Under the Beneficiary continuation option for IRA and Roth IRA contracts:


o The contract continues with your name on it for the benefit of your beneficiary.

o   The beneficiary replaces the deceased owner as annuitant.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.


o The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the Investment Performance variable investment options and the guaranteed interest option (subject to our rules) but no subsequent contributions will be permitted.

o The Protection with Investment Performance variable investment options will no longer be available and no value can be allocated to those investment options.


o If any Guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.


o The beneficiary may choose at any time to withdraw all or a portion of the Total account value and no withdrawal charges, if any, will apply.


o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not


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the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.


Under the Beneficiary continuation option for NQ contracts:


o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o   The beneficiary automatically replaces the existing annuitant.

o The contract continues with your name on it for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.


o The minimum amount that is required in order to elect the Beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the Investment Performance variable investment options but no subsequent contributions will be permitted.

o The Protection with Investment Performance variable investment options will no longer be available and no value can be allocated to those investment options.


o If any Guaranteed benefits are in effect under the contract, they will no longer be in effect and charges for such benefits will stop.

o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

o   Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:


o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the Protection with Investment Performance account value to equal the applicable death benefit if such death benefit is greater than such Protection with Investment Performance account value adjusted for any subsequent withdrawals. For Series CP(SM) contracts, the account value will first be reduced by any Credits applied in a one-year period prior to the owner's death.


o No withdrawal charges, if applicable, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

o   The account value will not be reset to the death benefit amount.

o The contract's withdrawal charge schedule, if applicable, will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders.

o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus, if applicable.

                      ----------------------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include, but are not limited to, the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.



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7.  Tax information

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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Retirement Cornerstone(SM) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and IRS interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to the various Guaranteed benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.


TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.


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Federal tax law requires that all nonqualified deferred annuity contracts that
AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS


The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial Annuitization" below.

Annuitization under a Retirement Cornerstone(SM) Series contract occurs when your interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).


Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one or more of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining account value or interest in the contract to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.



PARTIAL ANNUITIZATION

Beginning after December 31, 2010, a nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contigent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity payout, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.



WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your Total account value less your total investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued but before the end of the first contract year, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.



TAXATION OF LIFETIME WITHDRAWALS IF YOU HAVE THE GIB


We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Annual withdrawal amounts received before the entire contract is annutized as described above under "Annuity Payments.")


1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.


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The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of the owner.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax.
Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies) using an IRS-approved distribution method. We do not anticipate that GIB Annual withdrawal amount payments made before age 59-1/2 will qualify for this exception.


We will report a life-contingent partial annuitization made to an owner under age 59-1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59-1/2.



INVESTOR CONTROL ISSUES


Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying Portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying Portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.


Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.


INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o  Traditional IRAs, typically funded on a pre-tax basis; and

o  Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code.


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You may purchase the contract as a traditional IRA or Roth IRA. We also offer
Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel either type of the Retirement Cornerstone(SM) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel with a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing IRA:

o  "regular" contributions out of earned income or compensation; or

o  tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

Because the minimum initial contribution AXA Equitable requires to purchase the contract is larger than the maximum regular contribution you can make to an IRA for a taxable year, the following Retirement Cornerstone(SM) Series contracts must be purchased through a direct transfer contribution or rollover contribution: Series L, Series CP(SM), or Series C. Since the minimum initial contribution AXA Equitable requires to purchase the Retirement Cornerstone(SM) contract ("contract", not "Series") is $5,000, which is the same as the current maximum regular contribution you can make to an IRA for a taxable year, the Retirement Cornerstone(SM) Series contract ("contract", not "Series") may be purchased through a regular contribution as well as direct transfer or rollover contribution.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint Federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590,


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"Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 "catch-up" contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designated the year for which you are making the contribution.


ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o  qualified plans;

o  governmental employer 457(b) plans;

o  403(b) plans; and

o  other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an Inherited IRA contract with special rules and restrictions under certain circumstances.


There are two ways to do rollovers:

o  Do it yourself:
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover:
   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  hardship withdrawals; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable


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amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o  regular contributions to a traditional IRA made after you reach age 70-1/2;
   or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publication 590 for further details.


RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or


o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from "eligible retirement plans" other than traditional IRAs" in "Traditional individual retirement annuities" (traditional IRAs)" earlier in this section for more information.)


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

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REQUIRED MINIMUM DISTRIBUTIONS


BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS.


Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, Guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.


WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.


Also, if you are taking account-based withdrawals from all of your traditional IRAs, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.


WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that -you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expec-


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tancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.


SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:

o  made on or after your death; or

o  made because you are disabled (special federal income tax definition); or

o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect the substantially equal withdrawals option. We will calculate the substantially equal payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals for purposes of determining whether the penalty applies.

Making additional contributions to the contract is treated as changing the pattern of withdrawals. It does not matter whether the additional contributions are made by direct transfer or rollover; nor does it matter if they are made to the Investment Performance account or the Protection with Investment Performance account. Because the penalty



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exception method does not permit additional contributions or payment changes to restore any benefit base under the contract, you and your tax adviser should consider carefully whether you should elect the Substantially equal withdrawals option or any other method of penalty exception withdrawals if you have allocated, or intend to allocate, amounts to the Protection with Investment Performance account value after starting Substantially equal withdrawals.



ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."


The Retirement Cornerstone(SM) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS. Individuals may make four different types of contributions to a Roth IRA:

o   regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

For Retirement Cornerstone(SM) Series CP(SM), Series L and Series C Roth IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.


REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach age 70-1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS


WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o  another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");


o a "designated Roth contribution account" under a 401(k) plan, a 403(b) plan or a governmental employer Section 457(b) plan, beginning January 1, 2011 (direct or 60-day); or


o from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth


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IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.


Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro-rata portion of the distribution is tax-free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.


You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.


RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any


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Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o   rollovers from a Roth IRA to another Roth IRA;

o   direct transfers from a Roth IRA to another Roth IRA;

o   qualified distributions from a Roth IRA; and

o   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o   you are age 59-1/2 or older; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)  Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

     (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

     (b) Nontaxable portion.

(3)  Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)  All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding


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in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.


SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The trustee is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.


MANDATORY WITHHOLDING FROM QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information

--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in Class IA/A or Class IB/B shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account No. 49;
     and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.



ABOUT THE GENERAL ACCOUNT


Our general obligations and any Guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Series CP(SM) contracts, Credits allocated to your account value are funded from our general account.


The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an invest-


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ment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.


We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectuses.



ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS AND ELECTRONIC TRANSACTIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt Form. We may also require additional information. Until we receive the Acknowledgement of Receipt Form, (i.e. withdrawals and surrenders) financial transactions will not be permitted unless you request them in writing, sign the request and have it signature guaranteed. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, subsequent contributions may be transmitted by wire.


AUTOMATIC INVESTMENT PROGRAM


You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as a subsequent contribution into a contract on a monthly or quarterly basis. AIP is available for NQ traditional IRA and Roth IRA contracts, AIP is not available for QP or Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) contracts. For a state-by-state description of all material variations of this contract, including information regarding restrictions on AIP in your state, see Appendix V later in this Prospectus.

The minimum amounts we will deduct are $100 monthly and $300 quarterly. AIP subsequent contributions may be allocated to any of the variable investment options, but not to a Special DCA program. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month. For contracts with a Guaranteed benefit, AIP contributions with allocations to the Protection with Investment Performance variable investment options will be allocated to corresponding Investment Performance variable investment options that invest in the same Portfolios after the date the first withdrawal is taken from the Protection with Investment Performance account.


You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day;
         - after 4:00 p.m. Eastern Time on a business day; or
         - after an early close of regular trading on the NYSE on a business day.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your


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   broker-dealer receives your contribution and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.


CONTRIBUTIONS, CREDITS AND TRANSFERS

o Contributions (and Credits, for Series CP(SM) contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions (and Credits, for Series CP(SM) contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information or you can call our processing office.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

o   the election of trustees; or

o the formal approval of independent public accounting firms selected for each Trust; or

o any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


MISSTATEMENT OF AGE


If the age of any person upon whose life or age a benefit provided under a Guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that Guaranteed benefit at the correct age, (i) the benefit will be rescinded; (ii) any charges that were deducted for the benefit will be refunded and applied to the Total account value of the contract, and
(iii) only the death benefit provided by amounts allocated to the Investment Performance account will apply.



STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.


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ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office.

Any Guaranteed benefit in effect, will generally terminate if you change ownership of the contract. A Guaranteed benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. It will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; it will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.



For a state-by-state description of all material variations of this contract, including information regarding the termination of benefits under your contract, see Appendix V later in this Prospectus.


In general, you cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.


In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your Total account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary and any payment of the Lifetime GIB amount will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.


In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.



HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a Guaranteed benefit, we will not divide the benefit base(s) used to calculate the benefits as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the Protection with Investment Performance account to be paid an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract even if the withdrawal is made to fund an AXA Equitable contract owned by your ex-spouse. This means that your Guaranteed benefit will be reduced and a withdrawal charge may apply.



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DISTRIBUTION OF THE CONTRACTS

The Retirement Cornerstone(SM) Series contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 1.25% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.


The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or the Retirement Cornerstone(SM) Series contracts on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

AXA Equitable and its affiliates may directly or indirectly receive payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates thereof, for providing certain administrative, marketing, distribution and/or shareholder support services. AXA Equitable and its affiliates may receive the following types of payments:

   12B-1 FEES. AXA Equitable indirectly receives 12b-1 fees from certain unaffiliated Portfolios that range from 0.10% to 0.25% of the average daily assets of the Portfolios that are attributable to the contracts and certain other variable life and annuity contracts that our affiliates and we issue.

   ADMINISTRATIVE SERVICES FEES. AXA Equitable also receives administrative services fees from the adviser, sub-advisers, administrator or


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   distributor (or affiliates thereof) of certain unaffiliated Portfolios. The fees paid to AXA Equitable range from 0% to 0.35% of the assets of the unaffiliated Portfolios attributable to the contract and to certain other variable life and annuity contracts that our affiliates and we issue.


In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


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Appendix I: Dropping or changing your Guaranteed benefits


--------------------------------------------------------------------------------


PRE-FUNDING DROP OR CHANGE

The following table is designed to show your options if you decide to drop your Guaranteed benefit(s) prior to the funding of your Protection with Investment Performance account. In general, you can drop your GIB and change your Guaranteed minimum death benefit. However, your Guaranteed minimum death benefit cannot be dropped or changed without first dropping your GIB. All requests to drop or change a Guaranteed benefit must be submitted on an administrative form we provide for this specific purpose.



------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFIT
COMBINATION                     PRE-FUNDING DROP OF:        YOUR OPTION(S) OR RESULT           FOLLOWING THE DROP OR CHANGE
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                          GIB                       o  You can change your death       o  You can drop the Highest
                                                             benefit to the Highest             Anniversary Value death
o  Return of Principal                                       Anniversary Value death            benefit, either pre-funding or
   death benefit                                             benefit. If you do not make        post-funding.
                                                             this change, the Return of
                                                             Principal death benefit will    o  You can drop the Return of
                                                             remain.                            Principal death benefit
                                                                                                post-funding only.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                          GIB                       o  You can keep your Highest       o  You can drop the Highest
                                                             Anniversary Value death            Anniversary Value death
o  Highest Anniversary Value                                 benefit.                           benefit, either pre-funding or
   death benefit                                                                                post-funding.
                                                                       -or-
                                                                                             o  You can drop the Return of
                                                          o  You can change your death          Principal death benefit
                                                             benefit to the Return of           post-funding only.
                                                             Principal death benefit.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                                                    o  The Return of Principal death   o  You can drop the Return of
                                                             benefit will automatically         Principal death benefit
o  Highest Anniversary Value    Both benefits                become your new guaranteed         post-funding only.
   death benefit                                             minimum death benefit.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                          GIB                       o  By dropping your GIB, you       o  You can drop the Highest
                                                             are no longer eligible to have     Anniversary Value death
o  "Greater of" death benefit                                the "Greater of" death             benefit, either pre-funding or
                                                             benefit.                           post-funding.

                                                          o  You can change your death       o  You can drop the Return of
                                                             benefit to the Highest             Principal death benefit
                                                             Anniversary Value death            post-funding only.
                                                             benefit. If you do not make
                                                             this change, the Return of
                                                             Principal death benefit will
                                                             automatically become your
                                                             new guaranteed minimum
                                                             death benefit.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                                                    o  You can change your death       o  You can drop the Highest
                                                             benefit to the Highest             Anniversary Value death
o  "Greater of" death benefit   Both benefits                Anniversary Value death            benefit, either pre-funding or
                                                             benefit. If you do not make        post-funding.
                                                             this change, the Return of
                                                             Principal death benefit will    o  You can drop the Return of
                                                             automatically become your          Principal death benefit
                                                             new guaranteed minimum             post-funding only.
                                                             death benefit.
------------------------------------------------------------------------------------------------------------------------------------


A-1 Appendix I: Dropping or changing your Guaranteed benefits

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
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFIT
COMBINATION                       PRE-FUNDING DROP OF:              YOUR OPTION(S) OR RESULT          FOLLOWING THE DROP OR CHANGE
------------------------------------------------------------------------------------------------------------------------------------
o  Highest Anniversary           Highest Anniversary                o  The Return of Principal death  o  You can drop the Return of
   Value death benefit           Value death benefit                   benefit will automatically        Principal death benefit
                                                                       become your new guaranteed        post-funding only.
                                                                       minimum death benefit.
------------------------------------------------------------------------------------------------------------------------------------
o  Return of Principal death     Not Applicable: The Return of
   benefit                       Principal death benefit cannot
                                 be dropped prior to funding
                                 the Protection with Investment
                                 Performance account
------------------------------------------------------------------------------------------------------------------------------------



POST-FUNDING DROP

The following table is designed to show your options if you decide to drop your Guaranteed benefit(s) after you have funded your Protection with Investment Performance account. In general, you can drop both your GIB and Guaranteed minimum death benefit or, in some cases, drop your GIB and retain your Guaranteed minimum death benefit. However, your Guaranteed minimum death benefit cannot be dropped without first dropping your GIB. All requests to drop a Guaranteed benefit must be submitted on an administrative form we provide for this specific purpose. Please see "Dropping or changing your Guaranteed benefits" in "Contracts features and benefits" for information on when you are eligible to drop your Guaranteed benefits after having funded your Protection with Investment Performance account.



------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFIT
COMBINATION                       PRE-FUNDING DROP OF:(*)               YOUR OPTION(S) OR RESULT             FOLLOWING THE DROP
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                           GIB                                o  The Return of Principal death   o  You can drop the Return of
                                                                       benefit will remain in effect.     Principal death benefit by
o  Return of Principal                                                                                    notifying us and taking a
   death benefit                                                                                          full withdrawal of your
                                                                                                          Protection with Investment
                                                                                                          Performance account value
                                                                                                          or making a one-time
                                                                                                          transfer to the Investment
                                                                                                          Performance variable
                                                                                                          investment options and the
                                                                                                          guaranteed interest
                                                                                                          option.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                                                              o  Your Guaranteed benefits will      Not Applicable.
                                                                       terminate by notifying us and
o  Return of Principal           Both benefits                         taking a full withdrawal of
   death benefit                                                       your Protection with
                                                                       Investment Performance
                                                                       account value or making a
                                                                       one-time transfer to the
                                                                       Investment Performance
                                                                       variable investment options
                                                                       and the guaranteed interest
                                                                       option.
------------------------------------------------------------------------------------------------------------------------------------



                   Appendix I: Dropping or changing your Guaranteed benefits A-2

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
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFIT
COMBINATION                       PRE-FUNDING DROP OF:(*)         YOUR OPTION(S) OR RESULT          FOLLOWING THE DROP
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                            GIB                             o  Your Highest Anniversary        o You can drop the Highest
                                                                     Value death benefit remains       Anniversary Value death
o  Highest Anniversary                                               in effect.                        benefit by notifying us and
   Value death benefit                                                                                 taking a full withdrawal of
                                                                                                       your Protection with
                                                                                                       Investment Performance
                                                                                                       account value or making a
                                                                                                       one-time transfer to the
                                                                                                       Investment Performance
                                                                                                       variable investment options
                                                                                                       and the guaranteed interest
                                                                                                       option.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                                                            o  Your Guaranteed benefits will     Not Applicable.
                                                                     terminate by notifying us and
o  Highest Anniversary            Both benefits                      taking a full withdrawal of
   Value death benefit                                               your Protection with
                                                                     Investment Performance
                                                                     account value or making a
                                                                     one-time transfer to the
                                                                     Investment Performance
                                                                     variable investment options
                                                                     and the guaranteed interest
                                                                     option.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                            GIB                             o  By dropping your GIB, you         You can drop the Return of
                                                                     are no longer eligible to         Principal death benefit at a
                                                                     have the "Greater of" death       later date.
o  "Greater of" death benefit                                        benefit.

                                                                  o  The Return of Principal death
                                                                     benefit will become your new
                                                                     Guaranteed minimum death
                                                                     benefit. The Return of
                                                                     Principal benefit base will
                                                                     equal all contributions and
                                                                     transfers to your Protection
                                                                     with Investment Performance
                                                                     account, adjusted for
                                                                     withdrawals.
------------------------------------------------------------------------------------------------------------------------------------
o  GIB                                                            o  Your Guaranteed benefits will     Not Applicable.
                                                                     terminate by notifying us and
o  "Greater of" death benefit     Both benefits                      taking a full withdrawal of
                                                                     your Protection with
                                                                     Investment Performance
                                                                     account value or making a
                                                                     one-time transfer to the
                                                                     Investment Performance
                                                                     variable investment options
                                                                     and the guaranteed interest
                                                                     option.
------------------------------------------------------------------------------------------------------------------------------------


A-3 Appendix I: Dropping or changing your Guaranteed benefits
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
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED BENEFIT
COMBINATION                       PRE-FUNDING DROP OF:(*)         YOUR OPTION(S) OR RESULT             FOLLOWING THE DROP
------------------------------------------------------------------------------------------------------------------------------------
o  Highest Anniversary            Highest Anniversary           o  Your Guaranteed benefit will       Not Applicable.
   Value death benefit            Value death benefit              terminate by notifying us and
                                                                   taking a full withdrawal of
                                                                   your Protection with
                                                                   Investment Performance
                                                                   account value or making a
                                                                   one-time transfer to the
                                                                   Investment Performance
                                                                   variable investment options
                                                                   and the guaranteed interest
                                                                   option.
------------------------------------------------------------------------------------------------------------------------------------
o  Return of Principal            Return of Principal           o  Your Guaranteed benefit will       Not Applicable.
   death benefit                  death benefit                    terminate by notifying us and
                                                                   taking a full withdrawal of
                                                                   your Protection with
                                                                   Investment Performance
                                                                   account value or making a
                                                                   one-time transfer to the
                                                                   Investment Performance
                                                                   variable investment options
                                                                   and the guaranteed interest
                                                                   option.
------------------------------------------------------------------------------------------------------------------------------------



* When a Guaranteed benefit (other than the Return of Principal death benefit) is dropped on any date other than a contract date anniversary, we will deduct a pro-rata portion of the charge for that year.



                   Appendix I: Dropping or changing your Guaranteed benefits A-4
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Appendix II: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

Trustees who are considering the purchase of a Retirement Cornerstone(SM) Series contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant suitability issues in the purchase of a Retirement Cornerstone(SM) Series contract in a defined benefit plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Retirement Cornerstone(SM) Series QP contract or another annuity contract. Therefore, you should purchase a Retirement Cornerstone(SM) Series QP contract to fund a plan for the contract's features and benefits other than tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trustee will not be accepted. Only one additional transfer contribution may be made per contract year.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to a Guaranteed benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.


For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The Total account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the Total account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.


Also, for defined benefit plans, trustee owners will not be able to transfer ownership of the contract to an employee after the employee separates from service. All payments under the contract will be made to the trustee owner.

AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the trustee owner.


Given that required minimum distributions ("RMDs") must generally commence from the plan for annuitants after age 70-1/2, trustees should consider the following in connection with the GIB:


o whether RMDs the plan administrator must make under QP contracts would cause withdrawals to be treated as Excess withdrawals and reduce the value of the Guaranteed benefits;

o that provisions in the Treasury Regulations on RMDs require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating RMDs. This could increase the amounts required to be distributed; and


o that if the Protection with Investment Performance account value goes to zero as provided under the contract, resulting payments will be made to the trustee and that portion of the Retirement Cornerstone(SM) Series contract may not be rollover eligible .


Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.


B-1 Appendix II: Purchase considerations for QP contracts
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Appendix III: Guaranteed benefit base examples


--------------------------------------------------------------------------------


Assuming $100,000 is invested in the Protection with Investment Performance variable investment options, with no additional contributions, no transfers and no withdrawals, the Guaranteed minimum death benefit bases and Guaranteed income benefit base for an owner age 60 would be calculated as follows:




---------------------------------------------------------------------------------------------------------------------------
                                                           GUARANTEED MINIMUM DEATH BENEFIT                     GUARANTEED
                                                                                                                  INCOME
               PROTECTION                                                                                        BENEFIT
             WITH INVESTMENT                             HIGHEST
 END OF        PERFORMANCE         RETURN OF           ANNIVERSARY        ROLL-UP TO        "GREATER OF"
CONTRACT         ACCOUNT           PRINCIPAL              VALUE             AGE 85             BENEFIT         GIB BENEFIT
  YEAR            VALUE           BENEFIT BASE         BENEFIT BASE      BENEFIT BASE            BASE             BASE
---------------------------------------------------------------------------------------------------------------------------
   1            $103,000          $ 100,000(1)         $ 103,000(2)       $ 104,000          $ 104,000(5)      $ 104,000
   2            $107,120          $ 100,000(1)         $ 107,120(2)       $ 108,160          $ 108,160(5)      $ 108,160
   3            $113,547          $ 100,000(1)         $ 113,547(2)       $ 113,547(4)       $ 113,547(5)      $ 113,547
   4            $120,360          $ 100,000(1)         $ 120,360(2)       $ 118,089          $ 120,360(6)      $ 118,089
   5            $128,785          $ 100,000(1)         $ 128,785(2)       $ 122,813          $ 128,785(6)      $ 122,813
   6            $126,210          $ 100,000(1)         $ 128,785(3)       $ 127,725          $ 128,785(6)      $ 127,725
   7            $128,734          $ 100,000(1)         $ 128,785(3)       $ 132,834          $ 132,834(5)      $ 132,834
---------------------------------------------------------------------------------------------------------------------------



The Protection with Investment Performance account values for contract years 1 through 7 are based on hypothetical rates of return of 3.00%, 4.00%, 6.00%, 6.00%, 7.00%, (2.00)%, and 2.00%, respectively. We are using these rates solely to illustrate how the benefit is calculated. The rates of return bear no relationship to past or future investment results. For example, at the end of contract year 1, the Protection with Investment Performance account value = $103,000 = $100,000 x (1+3.00%).

Your applicable death benefit in connection with the Protection with Investment Performance variable investment options is equal to the Protection with Investment Performance account value or the Guaranteed minimum death benefit base, if greater.

GUARANTEED INCOME BENEFIT


GIB BENEFIT BASE

The example assumes no withdrawals under the contract, therefore the Deferral bonus Roll-up rate would apply. At the end of contract year 1, the GIB benefit base is equal to the initial contribution to the Protection with Investment Performance account, multiplied by [1 + the Deferral bonus Roll-up rate of 4.00%]. For contract years 2, and 4 through 7, the GIB benefit base is equal to the previous year's GIB benefit base multiplied by [1 + the Deferral bonus Roll-up rate of 4.00%]. At the end of contract year 3, the GIB benefit base is reset to the current Protection with Investment Performance account value. For contract year 6, the GIB benefit base is equal to the previous year's GIB benefit base, multiplied by [1 + the Deferral bonus Roll-up rate of 4.00%]. Please note that the GIB benefit base was eligible for a reset on the 6th contract date anniversary, but the Protection with Investment Performance account value was less than the GIB benefit base. As a result, there was no reset of the GIB benefit base.

For example:

    o  At the end of contract year 3, the GIB benefit base = $113,547
       The GIB benefit base is being "reset" to equal the Protection with Investment Performance account value of $113,547.

    o At the end of contract year 4, the GIB benefit base = $118,089 Calculated as follows: $113,547 x (1 + 4.00%) = $118,089

GUARANTEED MINIMUM DEATH BENEFIT


RETURN OF PRINCIPAL BENEFIT BASE

(1) At the end of contract years 1 through 7, the Return of Principal death benefit base is equal to the initial contribution to the Protection with Investment Performance account variable investment options.

HIGHEST ANNIVERSARY VALUE BENEFIT BASE

(2) At the end of contract years 1 through 5, the Highest Anniversary Value benefit base is equal to the current Protection with Investment Performance account value.



                              Appendix III: Guaranteed benefit base examples C-1
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    For example:

    o At the end of contract year 2, the Highest Anniversary Value benefit base = $107,120, or the Protection with Investment Performance account value.

(3) At the end of contract year 6 through 7, the benefit base is equal to the Highest Anniversary Value benefit base at the end of the prior year since it is higher than the current Protection with Investment Performance account value.

     For example:

     o At the end of contract year 6, the Highest Anniversary Value benefit base = $128,785, or the Highest Anniversary Value benefit base at the end of contract year 5.

ROLL-UP TO AGE 85 BENEFIT BASE

The example assumes no withdrawals under the contract, therefore the Deferral bonus Roll-up rate would apply. The Deferral bonus Roll-up rate for the Roll-up to age 85 benefit base is assumed to be the minimum Deferral bonus Roll-up rate, which is 4.00%. At the end of contract year 1, the Roll-up to age 85 benefit base is equal to the initial contribution to the Protection with Investment Performance account, multiplied by [1 + the Deferral Bonus Roll-up rate of 4.00%]. At the end of contract years 2, and 4 through 7, the Roll-up to age 85 benefit base is equal to the previous year's Roll-up to age 85 benefit base, multiplied by [1 + the Deferral bonus Roll-up rate of 4.00%]. At the end of contract year 3, the Roll-up to age 85 benefit base is reset to the current Protection with Investment Performance account value. For contract year 6, the Roll-up to age 85 benefit base is equal to the previous year's Roll-up to age 85 benefit base multiplied by [1 + the Deferral bonus Roll-up rate of 4.00%]. Please note that the Roll-up to age 85 benefit base was eligible for a reset on the 6th contract date anniversary but the Protection with Investment Performance account value was less than the Roll-up to age 85 benefit base. As a result, there was no reset of the Roll-up to age 85 benefit base.

     For example:

     o At the end of contract year 2, the Roll-up to age 85 benefit base = $108,160.

        Calculated as follows: $104,000 x (1 + 4.00%) = $108,160

(4) At the end of contract year 3, the Roll-up to age 85 benefit base is reset to the current account value.

     o At the end of contract year 3, the Roll-up to age 85 benefit base = $113,547.

        The GIB benefit base is being "reset" to equal the Protection with Investment Performance account value of $113,547.

"GREATER OF" DEATH BENEFIT BASE

The "Greater of" death benefit base is the greater of (i.) the Roll-up to age 85 benefit base, and (ii) the Highest Anniversary Value benefit base.

(5) At the end of contract years 1 through 3 and 7, the "Greater of" death benefit base is based on the Roll-up to age 85 benefit base.

     For example:

     o  At the end of contract year 2, the "Greater of" death benefit =
        $108,160.

(6) At the end of contract years 4 through 6, the "Greater of" death benefit base is based on the Highest Anniversary Value benefit base.

     For example:

     o  At the end of contract year 4, the "Greater of death benefit =
        $120,360.


C-2 Appendix III: Guaranteed benefit base examples
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Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                   BENEFITS

The following tables illustrate the changes in account values (Investment Performance account value and Protection with Investment Performance account value), cash value and the values of the "Greater of" death benefit, the Guaranteed income benefit ("GIB"), and the Annual withdrawal amount, under certain hypothetical circumstances for the Retirement Cornerstone(SM) Series contracts (Series B, Series L, Series CP(SM) and Series C). The tables illustrate the operation of the contract based on a male, issue age 65, who makes a single $100,000 contribution and takes no withdrawals. Also, the tables illustrate that $60,000 is allocated to the Protection with Investment Performance variable investment options, and $40,000 is allocated to the Investment Performance variable investment options. The amounts shown are for the beginning of each contract year and assume that all of the account values are invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying Portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (3.16)%, 2.84% for the Series B Protection with Investment Performance variable investment options and (2.46)%, 3.54% for the Series B Investment Performance variable investment options; (3.51)%, 2.49% for the Series L Protection with Investment Performance variable investment options and (2.81)%, 3.19% for the Series L Investment Performance variable investment options; (3.41)%, 2.59% for the Series CP(SM) Protection with Investment Performance variable investment options and (2.71)%, 3.29% for the Series CP(SM) Investment Performance variable investment options; (3.56)%, 2.44% for the Series C Protection with Investment Performance variable investment options and (2.86)%, 3.14% for the Series C Investment Performance variable investment options at the 0% and 6% gross annual rates, respectively.


These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your Protection with Investment Performance account value annually for the "Greater of" death benefit and GIB features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" death benefit and GIB and any applicable administrative charge and withdrawal charge.

The values shown under "Next Year's Annual withdrawal amount" for ages 70 through 95 reflect the Annual withdrawal amount available without reducing the "Greater of" death benefit base or GIB benefit base. A "0" under the Protection with Investment Performance account value column at age 95 indicates that the "Greater of" death benefit has terminated due to insufficient account value. However, the Lifetime GIB payments under the GIB have begun, and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.27% for the Protection with Investment Performance variable investment options (for each Series) and of 0.57% for the Investment Performance variable investment options (for each Series), (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 1.34% for the Protection with Investment Performance variable investment options (for each Series) and 0.44% for the Investment Performance variable investment options (for each Series) and (3) 12b-1 fees equivalent to an effective annual rate of 0.25% for the Protection with Investment Performance variable investment options (for each Series) and 0.14% for the Investment Performance variable investment options (for each Series). These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the Protection with Investment Performance variable investment options and Investment Performance variable investment options, respectively. The actual rates associated with any contract will vary depending upon the actual allocation of the Total account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the prospectuses for the underlying portfolios. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.


                                     Appendix IV: Hypothetical illustrations D-1
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ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED
                                   BENEFITS


VARIABLE DEFERRED ANNUITY
RETIREMENT CORNERSTONE(SM) - SERIES B
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 65
BENEFITS:
  "GREATER OF" DEATH BENEFIT
  GUARANTEED INCOME BENEFIT





                                     PROTECTION WITH
                     INVESTMENT        INVESTMENT
                    PERFORMANCE        PERFORMANCE
                   ACCOUNT VALUE      ACCOUNT VALUE       CASH VALUE
        CONTRACT ------------------ ----------------- ------------------
  AGE     YEAR      0%        6%       0%       6%       0%        6%
------ --------- -------- --------- -------- -------- -------- ---------
  65        0    40,000     40,000   60,000  60,000   93,000     93,000
  66        1    39,016     41,416   56,918  60,518   88,934     94,934
  67        2    38,056     42,882   53,887  61,004   84,943     96,886
  68        3    37,120     44,400   50,902  61,454   82,022     99,854
  69        4    36,207     45,972   47,959  61,866   78,166    101,838
  70        5    35,316     47,599   45,057  62,236   75,373    104,835
  71        6    34,447     49,284   42,191  62,561   73,638    108,845
  72        7    33,600     51,029   39,357  62,838   71,957    112,867
  73        8    32,773     52,835   36,553  63,062   69,327    115,897
  74        9    31,967     54,706   33,776  63,230   65,743    117,936
  75       10    31,181     56,642   31,021  63,339   62,202    119,981
  80       15    27,500     67,403   17,474  62,819   45,004    130,223
  85       20    24,276     80,209    3,998  60,047   28,304    140,256
  90       25    21,430     95,447        0  55,032   21,460    150,480
  95       30    18,917    113,581        0  47,654   18,947    161,235



             PROTECT                       GUARANTEE

                                                    NEXT YEAR'S
          "GREATER OF"         GIB BENEFIT       ANNUAL WITHDRAWAL
          DEATH BENEFIT           BASE                 AMOUNT
       ------------------- ------------------- ----------------------
  AGE      0%        6%        0%        6%        0%          6%
------ --------- --------- --------- --------- ---------- -----------
  65     60,000    60,000    60,000    60,000         0           0
  66     62,400    62,400    62,400    62,400     2,496       2,496
  67     64,896    64,896    64,896    64,896     2,596       2,596
  68     67,492    67,492    67,492    67,492     2,700       2,700
  69     70,192    70,192    70,192    70,192     2,808       2,808
  70     72,999    72,999    72,999    72,999     2,920       2,920
  71     75,919    75,919    75,919    75,919     3,037       3,037
  72     78,956    78,956    78,956    78,956     3,158       3,158
  73     82,114    82,114    82,114    82,114     3,285       3,285
  74     85,399    85,399    85,399    85,399     3,416       3,416
  75     88,815    88,815    88,815    88,815     3,553       3,553
  80    108,057   108,057   108,057   108,057     4,322       4,322
  85    131,467   131,467   131,467   131,467     5,259       5,259
  90          0   131,467         0   159,950    *7,110       6,398
  95          0   131,467         0   194,604     7,110     *11,676


----------

*    Payments of $7,110 will continue as lifetime payments
**   Payments of at least $11,676 will continue as lifetime payments

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE, INVESTMENT PERFORMANCE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.



D-2 Appendix IV: Hypothetical illustrations

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ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED
                                   BENEFITS


VARIABLE DEFERRED ANNUITY
RETIREMENT CORNERSTONE(SM) - SERIES L
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 65
BENEFITS:
  "GREATER OF" DEATH BENEFIT
  GUARANTEED INCOME BENEFIT





                                     PROTECTION WITH
                     INVESTMENT        INVESTMENT
                    PERFORMANCE        PERFORMANCE
                   ACCOUNT VALUE      ACCOUNT VALUE       CASH VALUE
        CONTRACT ------------------ ----------------- ------------------
  AGE     YEAR      0%        6%       0%       $6%      $0%       6%
------ --------- -------- --------- -------- -------- -------- ---------
  65        0    40,000     40,000   60,000  60,000   92,000     92,000
  66        1    38,876     41,276   56,708  60,308   87,584     93,584
  67        2    37,784     42,593   53,485  60,577   84,268     96,170
  68        3    36,722     43,951   50,325  60,803   81,047     98,754
  69        4    35,690     45,353   47,225  60,983   77,915    101,337
  70        5    34,687     46,800   44,181  61,115   78,868    107,915
  71        6    33,712     48,293   41,187  61,194   74,900    109,487
  72        7    32,765     49,834   38,242  61,218   71,007    111,052
  73        8    31,844     51,423   35,339  61,182   67,183    112,605
  74        9    30,950     53,064   32,476  61,083   63,426    114,147
  75       10    30,080     54,757   29,649  60,916   59,729    115,673
  80       15    26,055     64,065   15,912  58,916   41,997    122,982
  85       20    22,590     74,957    2,497  54,494   25,117    129,451
  90       25    19,586     87,700        0  47,681   19,616    135,381
  95       30    16,980    102,610        0  38,377   17,010    140,987



             PROTECT                       GUARANTEE

                                                    NEXT YEAR'S
          "GREATER OF"         GIB BENEFIT       ANNUAL WITHDRAWAL
          DEATH BENEFIT           BASE                 AMOUNT
       ------------------- ------------------- ----------------------
  AGE      0%        6%       $0%        6%        0%          6%
------ --------- --------- --------- --------- ---------- -----------
  65     60,000    60,000    60,000    60,000         0           0
  66     62,400    62,400    62,400    62,400     2,496       2,496
  67     64,896    64,896    64,896    64,896     2,596       2,596
  68     67,492    67,492    67,492    67,492     2,700       2,700
  69     70,192    70,192    70,192    70,192     2,808       2,808
  70     72,999    72,999    72,999    72,999     2,920       2,920
  71     75,919    75,919    75,919    75,919     3,037       3,037
  72     78,956    78,956    78,956    78,956     3,158       3,158
  73     82,114    82,114    82,114    82,114     3,285       3,285
  74     85,399    85,399    85,399    85,399     3,416       3,416
  75     88,815    88,815    88,815    88,815     3,553       3,553
  80    108,057   108,057   108,057   108,057     4,322       4,322
  85    131,467   131,467   131,467   131,467     5,259       5,259
  90          0   131,467         0   159,950    *6,836       6,398
  95          0   131,467         0   194,604     6,836     *11,676


----------

*   Payments of $6,836 will continue as lifetime payments
**  Payments of at least $11,676 will continue as lifetime payments

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE, INVESTMENT PERFORMANCE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.



                                     Appendix IV: Hypothetical illustrations D-3
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    ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED
                                   BENEFITS


VARIABLE DEFERRED ANNUITY
RETIREMENT CORNERSTONE() - SERIES CP(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 65
BENEFITS:
  "GREATER OF" DEATH BENEFIT
  GUARANTEED INCOME BENEFIT





                                     PROTECTION WITH
                     INVESTMENT        INVESTMENT
                    PERFORMANCE        PERFORMANCE
                   ACCOUNT VALUE      ACCOUNT VALUE       CASH VALUE
        CONTRACT ------------------ ----------------- ------------------
  AGE     YEAR      0%        6%       0%       $6%      0%        6%
------ --------- -------- --------- -------- -------- -------- ---------
  65        0    41,600     41,600   62,400  62,400   96,000     96,000
  66        1    40,473     42,969   59,087  62,827   91,559     97,795
  67        2    39,376     44,382   55,839  63,221   87,215     99,603
  68        3    38,309     45,842   52,652  63,576   83,961    102,418
  69        4    37,271     47,351   49,523  63,889   80,794    105,239
  70        5    36,261     48,909   46,447  64,157   77,708    108,065
  71        6    35,278     50,518   43,421  64,376   74,699    110,893
  72        7    34,322     52,180   40,440  64,543   71,762    113,723
  73        8    33,392     53,896   37,501  64,654   68,893    116,551
  74        9    32,487     55,670   34,600  64,706   66,087    119,376
  75       10    31,606     57,501   31,732  64,695   63,339    122,196
  80       15    27,520     67,603   17,776  63,527   45,325    131,131
  85       20    23,984     79,480    4,113  60,036   28,126    139,516
  90       25    20,901     93,444        0  54,253   20,931    147,697
  95       30    18,215    109,861        0  46,079   18,245    155,940



             PROTECT                       GUARANTEE

                                                    NEXT YEAR'S
          "GREATER OF"         GIB BENEFIT       ANNUAL WITHDRAWAL
          DEATH BENEFIT           BASE                 AMOUNT
       ------------------- ------------------- ----------------------
  AGE      0%        6%        0%        6%        0%          6%
------ --------- --------- --------- --------- ---------- -----------
  65     60,000    60,000    60,000    60,000         0           0
  66     62,400    62,823    62,400    62,400     2,496       2,496
  67     64,896    64,896    64,896    64,896     2,596       2,596
  68     67,492    67,492    67,492    67,492     2,700       2,700
  69     70,192    70,192    70,192    70,192     2,808       2,808
  70     72,999    72,999    72,999    72,999     2,920       2,920
  71     75,919    75,919    75,919    75,919     3,037       3,037
  72     78,956    78,956    78,956    78,956     3,158       3,158
  73     82,114    82,114    82,114    82,114     3,285       3,285
  74     85,399    85,399    85,399    85,399     3,416       3,416
  75     88,815    88,815    88,815    88,815     3,553       3,553
  80    108,057   108,057   108,057   108,057     4,322       4,322
  85    131,467   131,467   131,467   131,467     5,259       5,259
  90          0   131,467         0   159,950    *7,110       6,398
  95          0   131,467         0   194,604     7,110     *11,676


----------

*   Payments of $7,110 will continue as lifetime payments
**  Payments of at least $11,676 will continue as lifetime payments

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE, INVESTMENT PERFORMANCE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.



D-4 Appendix IV: Hypothetical illustrations
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ILLUSTRATION OF TOTAL ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED
                                   BENEFITS


VARIABLE DEFERRED ANNUITY
RETIREMENT CORNERSTONE(SM) - SERIES C
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 65
BENEFITS:
  "GREATER OF" DEATH BENEFIT
  GUARANTEED INCOME BENEFIT





                                     PROTECTION WITH
                     INVESTMENT        INVESTMENT
                    PERFORMANCE        PERFORMANCE
                   ACCOUNT VALUE      ACCOUNT VALUE       CASH VALUE
        CONTRACT ------------------ ----------------- -------------------
  AGE     YEAR      0%        6%       0%       6%        0%        6%
------ --------- -------- --------- -------- -------- --------- ---------
  65        0    40,000     40,000   60,000  60,000    100,000  100,000
  66        1    38,856     41,256   56,678  60,278     95,534  101,534
  67        2    37,745     42,551   53,428  60,516     91,172  103,068
  68        3    36,665     43,888   50,243  60,710     86,908  104,598
  69        4    35,617     45,266   47,121  60,858     82,738  106,124
  70        5    34,598     46,687   44,056  60,956     78,654  107,643
  71        6    33,608     48,153   41,046  61,001     74,654  109,154
  72        7    32,647     49,665   38,084  60,989     70,731  110,654
  73        8    31,714     51,224   35,168  60,917     66,882  112,142
  74        9    30,807     52,833   32,294  60,781     63,100  113,614
  75       10    29,925     54,492   29,457  60,577     59,382  115,068
  80       15    25,854     63,601   15,696  58,374     41,580  121,976
  85       20    22,358     74,234    2,293  53,732     24,682  127,966
  90       25    19,335     86,644        0  46,685     19,365  133,329
  95       30    16,720    101,129        0  37,138     16,750  138,266



             PROTECT                       GUARANTEE

                                                    NEXT YEAR'S
          "GREATER OF"         GIB BENEFIT       ANNUAL WITHDRAWAL
          DEATH BENEFIT           BASE                 AMOUNT
       ------------------- ------------------- ----------------------
  AGE      0%        6%        0%        6%        0%          6%
------ --------- --------- --------- --------- ---------- -----------
  65     60,000    60,000    60,000    60,000         0           0
  66     62,400    62,400    62,400    62,400     2,496       2,496
  67     64,896    64,896    64,896    64,896     2,596       2,596
  68     67,492    67,492    67,492    67,492     2,700       2,700
  69     70,192    70,192    70,192    70,192     2,808       2,808
  70     72,999    72,999    72,999    72,999     2,920       2,920
  71     75,919    75,919    75,919    75,919     3,037       3,037
  72     78,956    78,956    78,956    78,956     3,158       3,158
  73     82,114    82,114    82,114    82,114     3,285       3,285
  74     85,399    85,399    85,399    85,399     3,416       3,416
  75     88,815    88,815    88,815    88,815     3,553       3,553
  80    108,057   108,057   108,057   108,057     4,322       4,322
  85    131,467   131,467   131,467   131,467     5,259       5,259
  90          0   131,467         0   159,950    *6,836       6,398
  95          0   131,467         0   194,604     6,836     *11,676


----------

*   Payments of $6,836 will continue as lifetime payments
**  Payments of at least $11,676 will continue as lifetime payments

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT VALUE, INVESTMENT PERFORMANCE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                     Appendix IV: Hypothetical illustrations D-5

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Appendix V: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Retirement Cornerstone(SM) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state.


STATES WHERE CERTAIN RETIREMENT CORNERSTONE(SM) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

--------------------------------------------------------------------------------
                                                              AVAILABILITY OR
      STATE                  FEATURES AND BENEFITS               VARIATION
--------------------------------------------------------------------------------



















E-1 Appendix V: State contract availability and/or variations of certain features and benefits
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Appendix VI: Examples of Automatic payment plans


--------------------------------------------------------------------------------


The following examples illustrate the amount of the automatic withdrawals that would be taken under the various payment plans described in "Accessing your money" under "Automatic payment plans." The examples assume a $100,000 allocation to the Protection with Investment Performance variable investment options with assumed investment performance of 0%. (The last example assumes an allocation to the Investment Performance account.) The examples show how the different automatic payment plans can be used without reducing your GIB benefit base. The examples are based on the applicable Roll-up rate shown below and assumes that the GIB benefit base does not reset. Also, the examples reflect the effect on both the GIB benefit base and the Roll-up to age 85 benefit base (used in the calculation of the "Greater of" death benefit).


MAXIMUM PAYMENT

FULL ANNUAL WITHDRAWAL AMOUNT PAYMENT

Under this payment plan, you will receive the Annual withdrawal amounts as scheduled payments. In this example, the "Withdrawal" column reflects the Annual withdrawal amounts for the years shown. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GIB benefit base" by the "Annual Roll-up rate" in effect for each year.




---------------------------------------------------------------------------------------------------
            DEFERRAL BONUS
            ROLL-UP RATE/
                ANNUAL          BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR      ROLL-UP RATE       GIB BENEFIT BASE        WITHDRAWAL         BASE WITHDRAWN
---------------------------------------------------------------------------------------------------
    1          4.80%(a)             $100,000              $    0                0.00%
    2          4.30%(a)             $104,800              $    0                0.00%
    3          5.20%(a)             $109,306              $    0                0.00%
    4          5.40%(a)             $114,990              $    0                0.00%
    5          5.00%(a)             $121,200              $    0                0.00%
    6          5.40%(b)             $127,260              $6,872                5.40%
    7          5.20%(b)             $127,260              $6,618                5.20%
    8          4.70%(b)             $127,260              $5,981                4.70%
    9          6.00%(b)             $127,260              $7,636                6.00%
   10          7.30%(b)             $127,260              $9,290                7.30%
---------------------------------------------------------------------------------------------------



(a) the Deferral bonus Roll-up rate applies.

(b) the Annual Roll-up rate applies.


CUSTOMIZED PAYMENT PLANS

GUARANTEED MINIMUM PERCENTAGE

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on withdrawal percentage that is fixed at the lowest guaranteed Deferral bonus Roll-up rate or Annual Roll-up rate of 4.00%. In this example, amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GIB benefit base" by 4.00%.



---------------------------------------------------------------------------------------------------
             DEFERRAL BONUS
             ROLL-UP RATE/
                ANNUAL           BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR      ROLL-UP RATE        GIB BENEFIT BASE        WITHDRAWAL         BASE WITHDRAWN
---------------------------------------------------------------------------------------------------
    1          4.80%(a)             $100,000               $    0               0.00%
    2          4.30%(a)             $104,800               $    0               0.00%
    3          5.20%(a)             $109,306               $    0               0.00%
    4          5.40%(a)             $114,990               $    0               0.00%
    5          5.00%(a)             $121,200               $    0               0.00%
    6          4.70%(b)             $127,260               $5,090               4.00%
    7          5.20%(b)             $128,151               $5,126               4.00%
    8          5.40%(b)             $129,688               $5,188               4.00%
--------------------------------------------------------------------------------------------------


                            Appendix VI: Examples of Automatic payment plans F-1
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
--------------------------------------------------------------------------------------------------
             DEFERRAL BONUS
             ROLL-UP RATE/
                 ANNUAL           BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR       ROLL-UP RATE        GIB BENEFIT BASE        WITHDRAWAL         BASE WITHDRAWN
--------------------------------------------------------------------------------------------------
    9          6.00%(b)               $131,504              $5,260                4.00%
   10          7.30%(b)               $134,134              $5,365                4.00%
--------------------------------------------------------------------------------------------------



(a) the Deferral bonus Roll-up rate applies.

(b) the Annual Roll-up rate applies.


FIXED PERCENTAGE BELOW THE ANNUAL ROLL-UP RATE (1.00% BELOW)

Under this payment plan, you will receive as scheduled payments a withdrawal amount that is based on a fixed percentage that is less than the applicable Annual Roll-up rate in effect for each contract year. In this example, the contract owner has requested that we pay scheduled payments that are 1.00% below the Annual Roll-up rate in effect for each year. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GIB benefit base" by the "Percentage of GIB benefit base withdrawn."





--------------------------------------------------------------------------------------------------
             DEFERRAL BONUS
             ROLL-UP RATE/
                 ANNUAL           BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR       ROLL-UP RATE        GIB BENEFIT BASE        WITHDRAWAL         BASE WITHDRAWN
--------------------------------------------------------------------------------------------------
    1          4.80%(a)              $100,000              $     0              0.00%
    2          4.30%(a)              $104,800              $     0              0.00%
    3          5.20%(a)              $109,306              $     0              0.00%
    4          5.40%(a)              $114,990              $     0              0.00%
    5          5.00%(a)              $121,200              $     0              0.00%
    6          4.70%(b)              $127,260              $ 5,090(c)           4.00%(c)
    7          5.20%(b)              $128,151              $ 5,382              4.20%
    8          5.40%(b)              $129,432              $ 5,695              4.40%
    9          6.00%(b)              $130,726              $ 6,536              5.00%
   10          7.30%(b)              $132,034              $ 8,318              6.30%
--------------------------------------------------------------------------------------------------



(a) the Deferral bonus Roll-up rate applies.

(b) the Annual Roll-up rate applies.

(c) In contract year 6, the fixed percentage would have resulted in a payment less than 4.00%. In this case, the withdrawal percentage is 4.00%.


FIXED PERCENTAGE OF 5.50%

Under this payment plan, you will receive a withdrawal amount based on a fixed percentage that cannot exceed the Annual Roll-up rate in effect for each year. In this example, the contract owner has elected to receive withdrawals at a fixed percentage of 5.50%. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GIB benefit base" by the "Percentage of GIB benefit base withdrawn."




--------------------------------------------------------------------------------------------------
             DEFERRAL BONUS
             ROLL-UP RATE/
                 ANNUAL           BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR      ROLL-UP RATE         GIB BENEFIT BASE         WITHDRAWAL         BASE WITHDRAWN
--------------------------------------------------------------------------------------------------
    1          4.80%(a)               $100,000             $     0              0.00%
    2          4.30%(a)               $104,800             $     0              0.00%
    3          5.20%(a)               $109,306             $     0              0.00%
    4          5.40%(a)               $114,990             $     0              0.00%
    5          5.00%(a)               $121,200             $     0              0.00%
    6          4.70%(b)               $127,260             $ 5,981(c)           4.70%
    7          6.00%(b)               $127,260             $ 6,999(d)           5.50%
    8          5.40%(b)               $127,896             $ 6,906(c)           5.40%
    9          5.20%(b)               $127,896             $ 6,651(c)           5.20%
   10          7.30%(b)               $127,896             $ 7,034(d)           5.50%
--------------------------------------------------------------------------------------------------



F-2 Appendix VI: Examples of Automatic payment plans
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(a) the Deferral bonus Roll-up rate applies.

(b) the Annual Roll-up rate applies.

(c) In contract years 6, 8 and 9 the contract owner received withdrawal amounts based on the Annual Roll-up rate for each contract year. In each year, the Annual Roll-up rate was less than the withdrawal percentage selected.

(d) In contract years 7 and 10, the contract owner received withdrawal amounts of 5.50% even though the Annual Roll-up rates in effect in those years were greater.


FIXED DOLLAR OF $7,000

Under this payment plan, you will receive a withdrawal amount that is based on a fixed dollar amount. The fixed dollar amount may not exceed the Annual withdrawal amount in any contract year. In this example, the contract owner has elected to receive withdrawals of $7,000. Amounts in the "Withdrawal" column are calculated by multiplying the "Beginning of the year GIB benefit base" by the "Percentage of GIB benefit base withdrawn."




--------------------------------------------------------------------------------------------------
             DEFERRAL BONUS
            ROLL-UP RATE/
               ANNUAL           BEGINNING OF YEAR                     PERCENTAGE OF GIB BENEFIT
   YEAR     ROLL-UP RATE       GIB BENEFIT BASE        WITHDRAWAL         BASE WITHDRAWN
--------------------------------------------------------------------------------------------------
    1      4.80%(a)                $100,000           $      0                   0.00%
    2      4.30%(a)                $104,800           $      0                   0.00%
    3      5.20%(a)                $109,306           $      0                   0.00%
    4      5.40%(a)                $114,990           $      0                   0.00%
    5      5.00%(a)                $121,200           $      0                   0.00%
    6      4.70%(b)                $127,260           $  5,981(c)                4.70%
    7      5.20%(b)                $127,260           $  6,618(c)                5.20%
    8      5.40%(b)                $127,260           $  6,872(c)                5.40%
    9      6.00%(b)                $127,260           $  7,000                   5.50%
   10      7.30%(b)                $127,895           $  7,000                   5.50%
--------------------------------------------------------------------------------------------------



(a) the Deferral bonus Roll-up rate applies.

(b) the Annual Roll-up rate applies.

(c) In contract years 6 through 8, the contract owner received the Annual withdrawal amount for those years.

FIXED PERCENTAGE OF 5.50% FROM BOTH YOUR PROTECTION WITH INVESTMENT PERFORMANCE ACCOUNT AND YOUR INVESTMENT PERFORMANCE ACCOUNT

Under this payment plan, you can receive a fixed dollar amount or an amount based on a fixed percentage as scheduled payments that may be greater than your Annual withdrawal amount. Your Annual withdrawal amount will be withdrawn first. Any requested amount in excess of the Annual withdrawal amount will be withdrawn from your Investment Performance account. In this example, the contract owner has elected to receive withdrawals at a fixed percentage of 5.50%.



------------------------------------------------------------------------------------------------------------------------------------
              DEFERRAL BONUS                                 WITHDRAWAL FROM      ADDITIONAL WITHDRAWAL
              ROLL-UP RATE                                  PROTECTION WITH         FROM INVESTMENT
                 ANNUAL         BEGINNING OF YEAR GIB   INVESTMENT PERFORMANCE        PERFORMANCE         PERCENTAGE OF GIB BENEFIT
   YEAR       ROLL-UP RATE          BENEFIT BASE             ACCOUNT VALUE              ACCOUNT                BASE WITHDRAWN
------------------------------------------------------------------------------------------------------------------------------------
    1          4.80%(a)               $100,000                  $    0                   $    0                    0.00%
    2          4.30%(a)               $104,800                  $    0                   $    0                    0.00%
    3          5.20%(a)               $109,306                  $    0                   $    0                    0.00%
    4          5.40%(a)               $114,990                  $    0                   $    0                    0.00%
    5          5.00%(a)               $121,200                  $    0                   $    0                    0.00%
    6          4.70%(b)               $127,260                  $5,981                   $1,018                    5.50%
    7          5.20%(b)               $127,260                  $6,618                   $  382                    5.50%
    8          5.40%(b)               $127,260                  $6,872                   $  127                    5.50%
    9          6.00%(b)               $127,260                  $6,999                   $    0                    5.50%
   10          7.30%(b)               $127,896                  $7,034                   $    0                    5.50%
------------------------------------------------------------------------------------------------------------------------------------


                            Appendix VI: Examples of Automatic payment plans F-3
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Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases


--------------------------------------------------------------------------------


EXAMPLE #1

As described below, this example assumes the Protection with Investment Performance account value is less than the GIB benefit base at the time of the first withdrawal. Assuming $100,000 is invested in the Protection with Investment Performance variable investment options, with no additional contributions, no transfers, the GIB benefit base and the Guaranteed minimum death benefit base for an owner age 60 would be calculated as follows:



                                                               ASSUMED
                                                               DEFERRAL
                        PROTECTION WITH                         BONUS
                           INVESTMENT                       ROLL-UP RATE/
  END OF     ASSUMED      PERFORMANCE                           ANNUAL
 CONTRACT      NET          ACCOUNT                            ROLL-UP
   YEAR       RETURN         VALUE           WITHDRAWAL          RATE
---------- ----------- ----------------- ----------------- ---------------
  0                         $100,000
  1          3.0%           $103,000         $      0            4.0%
  2          4.0%           $107,120         $      0            4.0%
  3          6.0%           $113,547         $      0            4.0%
  4          6.0%           $120,360         $      0            4.0%
  5          7.0%           $128,785         $      0            4.0%

Alternative #1: Owner withdraws the Annual withdrawal amount, which equals
$4,913
--------------------------------------------------------------------------
Year 6      (5.0)%          $122,346         $  4,913            4.0%

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:             $  4,913(7)

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
------------------------------------------------------------------------
Year 6      (5.0)%          $122,346         $  7,000            4.0%

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:             $  4,829(11)


                GUARANTEED
                  INCOME
                 BENEFIT                         GUARANTEED MINIMUM DEATH BENEFITS
           ------------------- ---------------------------------------------------------------------
                                                      HIGHEST
                                   RETURN OF        ANNIVERSARY         ROLL-UP TO
  END OF           GIB             PRINCIPAL           VALUE              AGE 85        "GREATER OF"
 CONTRACT        BENEFIT            BENEFIT           BENEFIT            BENEFIT          BENEFIT
   YEAR            BASE               BASE              BASE               BASE             BASE
---------- ------------------- ----------------- ----------------- ------------------- -------------
  0            $  100,000(3)      $  100,000(1)     $  100,000(2)      $  100,000(3)    $  100,000
  1            $  104,000(3)      $  100,000(1)     $  103,000(2)      $  104,000(3)    $  104,000
  2            $  108,160(3)      $  100,000(1)     $  107,120(2)      $  108,160(3)    $  108,160
  3            $  113,547(3)      $  100,000(1)     $  113,547(2)      $  113,547(3)    $  113,547
  4            $  118,089(3)      $  100,000(1)     $  120,360(2)      $  118,089(3)    $  120,360
  5            $  122,813(3)      $  100,000(1)     $  128,785(2)      $  122,813(3)    $  128,785

Alternative #1: Owner withdraws the Annual withdrawal amount, which equals $4,913
----------------------------------------------------------------------------------------------------
Year 6         $  122,813(6)      $   95,985(4)     $  123,615(5)      $  122,813(6)    $  123,615

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
----------------------------------------------------------------------------------------------------
Year 6         $  120,717(10)     $   94,279(8)     $  121,417(9)      $  120,717(10)   $  121,417

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:



CONTRACT YEARS 1-5:

At the end of contract years 1-5, the Guaranteed benefit bases are as follows:

(1) The RETURN OF PRINCIPAL BENEFIT BASE is equal to the initial contribution to the Protection with Investment Performance variable investment options, or $100,000.

(2) The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is equal to the greater of the Protection with Investment Performance account value and the Highest Anniversary Value benefit base as of the last contract date anniversary.

For example:

    o At the end of contract year 3, the Highest Anniversary Value benefit base is $113,547. This is because the Protection with Investment Performance account value ($113,547) is greater than the Highest Anniversary Value benefit base as of the last contract date anniversary.

(3) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE (the "Roll-up benefit bases") are equal to the Roll-up benefit bases as of the last contract date anniversary plus the Deferral bonus Roll-up amount (the Roll-up benefit bases as of the last contract date anniversary multiplied by the assumed Deferral bonus Roll-up rate). On the third contract date anniversary, the Roll-up benefit bases will equal the Protection with Investment Performance account value, if higher than the prior Roll-up benefit bases as of the last contract date anniversary, plus the Deferral bonus Roll-up amount. It is important to note that withdrawals up to your Annual withdrawal amount will not reduce your GIB benefit base. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the GIB benefit base at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your GIB benefit base until the end of the contract year.

For example:

    o At the end of contract year 2, the Roll-up benefit bases are equal to $108,160. This is calculated by taking the Roll-up benefit bases as of the last contract date anniversary $104,000, and multiplying it by the assumed Deferral bonus Roll-up rate of 4%. ($104,000 x 1.04 = $108,160).


                                --------------


G-1 Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases
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For both Alternatives below, the Annual withdrawal amount in contract year 6 equals $4,913 (the assumed Annual Roll-up rate (4%) x $122,813 (the GIB benefit base)).


ALTERNATIVE #1: CONTRACT YEAR 6 (OWNER WITHDRAWS ANNUAL WITHDRAWAL AMOUNT)

The pro-rata calculation for the Return of Principal benefit base and the Highest Anniversary Value benefit base is as follows: Since the withdrawal amount of $4,913 equals 4.015% of the Protection with Investment Performance account value ($4,913 divided by $122,346 = 4.015%), each benefit base would be reduced by 4.015%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(4)  The RETURN OF PRINCIPAL BENEFIT BASE is reduced pro-rata, as follows:
     $100,000 (benefit base as of the last contract date anniversary) - $4,015 (4.015% x $100,000) = $95,985;

(5) The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is reduced pro-rata, as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $5,170 (4.015% x $128,785) = $123,615;

(6) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE are equal to $122,813, (the Roll-up benefit bases as of the last contract date anniversary). Since the full Annual withdrawal amount was taken, the Roll-up benefit bases neither decrease nor increase;

(7) As a result of the withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $4,913 [4% (the assumed Annual Roll-up rate) x $122,813 (the Roll-up benefit bases as of the sixth contract anniversary)].


ALTERNATIVE #2: CONTRACT YEAR 6 (OWNER TAKES AN "EXCESS WITHDRAWAL")

The pro-rata calculation for the reduction in the Return of Principal benefit base and the Highest Anniversary Value benefit base is as follows: Since the withdrawal amount of $7,000 equals 5.721% of the Protection with Investment Performance account value ($7,000 divided by $122,346 = 5.721%), each benefit base would be reduced by 5.721%.

The pro-rata calculation for the reduction in the Roll-up benefit bases is as follows: $7,000 (the amount of the withdrawal) - $4,913 (the Annual withdrawal amount) = $2,087 (the "Excess withdrawal" amount). Since the amount of the Excess withdrawal equals 1.706% of the Protection with Investment Performance account value ($2,087 divided by $122,346 = 1.706%), the Roll-up benefit bases would be reduced by 1.706%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(8)  The RETURN OF PRINCIPAL BENEFIT BASE is reduced pro-rata, as follows:
     $100,000 (benefit base as of the last contract date anniversary) - $5,721 (5.721% x $100,000) = $94,279;

(9) The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is reduced pro-rata, as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $7,368 (5.721% x $128,785) = $121,417;

(10) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE are reduced pro-rata, as follows: $122,813 (the Roll-up benefit bases as of the last contract date anniversary) - $2,095 (1.706% x $122,813) = $120,717.

(11) As a result of the Excess withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $4,829 [4% (the assumed Annual Roll-up rate) x $120,717 (the Roll-up benefit bases as of the sixth contract anniversary)].


Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases
                                                                           G-2
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EXAMPLE #2

This example assumes the the Protection with Investment Performance account value is greater than the GIB benefit base at the time of the first withdrawal. Assuming $100,000 is invested in the Protection with Investment Performance variable investment options, with no additional contributions, no transfers, the GIB benefit base and the Guaranteed minimum death benefit base for an owner age 60 would be calculated as follows:



                                                                                                      PROTECTION WITH
                                                                                                         INVESTMENT
                                          END OF                                            ASSUMED     PERFORMANCE
                                         CONTRACT                                             NET         ACCOUNT
                                           YEAR                                              RETURN        VALUE
------------------------------------------------------------------------------------------ --------- -----------------
     0                                                                                                    $100,000
     1                                                                                     3.0%           $103,000
     2                                                                                     4.0%           $107,120
     3                                                                                     6.0%           $113,547
     4                                                                                     6.0%           $120,360
     5                                                                                     7.0%           $128,785

Alternative #1: Owner withdraws Annual withdrawal amount, which equals $4,913
----------------------------------------------------------------------------------------------------------------------
  Year 6                                                                                   5.0%           $135,224

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
----------------------------------------------------------------------------------------------------------------------
  Year 6                                                                                   5.0%           $135,224

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:


                                                                                                                 ASSUMED
                                                                                                                  ANNUAL
                                                                                                                 DEFERRAL
                                                                                                                  BONUS
                                          END OF                                                              ROLL-UP RATE/
                                         CONTRACT                                                                ROLL-UP
                                           YEAR                                                WITHDRAWAL          RATE
------------------------------------------------------------------------------------------ ----------------- ---------------
     0
     1                                                                                         $      0            4.0%
     2                                                                                         $      0            4.0%
     3                                                                                         $      0            4.0%
     4                                                                                         $      0            4.0%
     5                                                                                         $      0            4.0%

Alternative #1: Owner withdraws Annual withdrawal amount, which equals $4,913
----------------------------------------------------------------------------------------------------------------------------
  Year 6                                                                                       $  4,913            4.0%

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:                                                               $  4,913(7)

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
----------------------------------------------------------------------------------------------------------------------------
  Year 6                                                                                       $  7,000            4.0%

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:                                                               $  4,837(11)


                                                                                                GUARANTEED        GUARANTEED
                                                                                                  INCOME         MINIMUM DEATH
                                                                                                 BENEFIT            BENEFIT
                                                                                           ------------------- -----------------
                                                                                                                   RETURN OF
                                          END OF                                                   GIB             PRINCIPAL
                                         CONTRACT                                                BENEFIT            BENEFIT
                                           YEAR                                                    BASE               BASE
------------------------------------------------------------------------------------------ ------------------- -----------------
     0                                                                                         $  100,000(3)      $  100,000(1)
     1                                                                                         $  104,000(3)      $  100,000(1)
     2                                                                                         $  108,160(3)      $  100,000(1)
     3                                                                                         $  113,547(3)      $  100,000(1)
     4                                                                                         $  118,089(3)      $  100,000(1)
     5                                                                                         $  122,813(3)      $  100,000(1)
Alternative #1: Owner withdraws Annual withdrawal amount, which equals $4,913
--------------------------------------------------------------------------------------------------------------
  Year 6                                                                                       $  122,813(6)      $   96,367(4)

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
--------------------------------------------------------------------------------------------------------------
  Year 6                                                                                       $  120,916(10)     $   94,823(8)

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:


                                                                                              GUARANTEED MINIMUM DEATH BENEFIT
                                                                                           --------------------------------------
                                                                                                HIGHEST
                                                                                              ANNIVERSARY         ROLL-UP TO
                                          END OF                                                 VALUE              AGE 85
                                         CONTRACT                                               BENEFIT            BENEFIT
                                           YEAR                                                   BASE               BASE
------------------------------------------------------------------------------------------ ----------------- -------------------
     0                                                                                        $  100,000(2)      $  100,000(3)
     1                                                                                        $  103,000(2)      $  104,000(3)
     2                                                                                        $  107,120(2)      $  108,160(3)
     3                                                                                        $  113,547(2)      $  113,547(3)
     4                                                                                        $  120,360(2)      $  118,089(3)
     5                                                                                        $  128,785(2)      $  122,813(3)

Alternative #1: Owner withdraws Annual withdrawal amount, which equals $4,913
------------------------------------------------------------------------------------------
  Year 6                                                                                      $  124,106(5)      $  122,813(6)

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
------------------------------------------------------------------------------------------
  Year 6                                                                                      $  122,118(9)      $  120,916(10)

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:


                                                                                            GUARANTEED
                                                                                            MINIMUM DEATH
                                                                                              BENEFIT
                                                                                           -------------
                                          END OF                                            "GREATER OF"
                                         CONTRACT                                             BENEFIT
                                           YEAR                                                 BASE
------------------------------------------------------------------------------------------ -------------
     0                                                                                        $100,000
     1                                                                                        $104,000
     2                                                                                        $108,160
     3                                                                                        $113,547
     4                                                                                        $120,360
     5                                                                                        $128,785

Alternative #1: Owner withdraws Annual withdrawal amount, which equals $4,913
------------------------------------------------------------------------------------------
  Year 6                                                                                      $124,106

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:

Alternative #2: Owner withdraws $7,000, which is in excess of the Annual withdrawal amount
------------------------------------------------------------------------------------------
  Year 6                                                                                      $122,118

YEAR 7 ANNUAL WITHDRAWAL AMOUNT:



CONTRACT YEARS 1-5:

At the end of contract years 1-5, the Guaranteed benefit bases are as follows:

(1) The RETURN OF PRINCIPAL BENEFIT BASE is equal to the initial contribution to the Protection with Investment Performance variable investment options, or $100,000.

(2) The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is equal to the greater of the Protection with Investment Performance account value and the Highest Anniversary Value benefit base as of the last contract date anniversary.

For example:

     o At the end of contract year 4 the Highest Anniversary Value benefit base is $120,360. This is because the Protection with Investment Performance account value ($120,360) is greater than the Highest Anniversary
        Value benefit base as of the last contract date anniversary ($113,547).

(3) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE (the "Roll-up benefit bases") are equal to the Roll-up benefit bases as of the last contract date anniversary plus the Deferral bonus Roll-up amount (the Roll-up benefit bases as of the last contract date anniversary multiplied by the assumed Deferral bonus Roll-up rate). On the third contract date anniversary, the Roll-up benefit bases will equal the Protection with Investment Performance account value, if higher than the Roll-up benefit bases as of the last contract date anniversary plus the Deferral bonus Roll-up amount. It is important to note that withdrawals up to your Annual withdrawal amount will not reduce your GIB benefit base. However, those same withdrawals will reduce the Annual Roll-up amount that would otherwise be applied to the GIB benefit base at the end of the contract year. Remember that the Roll-up amount applicable under your contract does not become part of your GIB benefit base until the end of the contract year.

For example:

     o At the end of contract year 3, the Roll-up benefit bases are equal to $113,547. This is because the Protection with Investment Performance account value ($113,547) is greater than the Roll-up benefit bases as the last contract date anniversary ($108,160) plus the Deferral bonus Roll-up amount ($4,326).

For both Alternatives below, the Annual withdrawal amount in contract year 6 equals $4,913 (the assumed Annual Roll-up rate (4%) x $122,813 (the GIB benefit base)).



G-3 Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

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                          www.axa-equitable.com/green


ALTERNATIVE #1: CONTRACT YEAR 6 (OWNER WITHDRAWS ANNUAL WITHDRAWAL AMOUNT)

The pro-rata calculation for the Return of Principal death benefit base and the Highest Anniversary Value benefit base is as follows: Since the withdrawal amount of $4,913 equals 3.633% of the Protection with Investment Performance account value ($4,913 divided by $135,224 = 3.633%), each benefit base would be reduced by 3.633%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(4)  The RETURN OF PRINCIPAL BENEFIT BASE is reduced pro-rata, as follows:
     $100,000 (benefit base as of the last contract date anniversary) - $3,633 (3.633% x $100,000) = $96,367;

(5) The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is reduced pro-rata, as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $4,679 (3.633% x $128,785) = $124,106;

(6) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE are equal to $122,813, (the Roll-up benefit bases as of the last contract date anniversary). Since the full Annual withdrawal amount was taken, the Roll-up benefit bases neither decrease nor increase;

(7) As a result of the withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $4,913 [4% (the assumed Annual Roll-up rate) x $122,813 (the Roll-up benefit bases as of the sixth contract anniversary)].


ALTERNATIVE #2: CONTRACT YEAR 6 (OWNER TAKES AN "EXCESS WITHDRAWAL")

The pro-rata calculation for the reduction in the Return of Principal benefit base and the Highest Anniversary Value benefit base is as follows: Since the withdrawal amount of $7,000 equals 5.177% of the Protection with Investment Performance account value ($7,000 divided by $135,224 = 5.177%), each benefit base would be reduced by 5.177%.

The pro-rata calculation for the reduction in the Roll-up benefit bases is as follows: $7,000 (the amount of the withdrawal) - $4,913 (the Annual withdrawal amount) = $2,087 (the "Excess withdrawal" amount). Since the amount of the Excess withdrawal equals 1.544% of the Protection with Investment Performance account value ($2,087 divided by $135,224 = 1.544%), the Roll-up benefit bases would be reduced by 1.544%.

At the end of contract year 6, the Guaranteed benefit bases are as follows:

(8)  The RETURN OF PRINCIPAL BENEFIT BASE is reduced pro-rata, as follows:
     $100,000 (benefit base as of the last contract date anniversary) - $5,177 (5.177% x $100,000) = $94,823;

(9) The HIGHEST ANNIVERSARY VALUE BENEFIT BASE is reduced pro-rata, as follows: $128,785 (Highest Anniversary Value benefit base as of the last contract date anniversary) - $6,667 (5.177% x $128,785) = $122,118;

(10) The ROLL-UP TO AGE 85 BENEFIT BASE AND THE GIB BENEFIT BASE are reduced pro-rata, as follows: $122,813 (the Roll-up benefit bases as of the last contract date anniversary) - $1,897 (1.544% x $122,813) = $120,916.

(11) As a result of the Excess withdrawal in contract year 6, the Annual withdrawal amount in contract year 7 is $4,837 [4% (the assumed Annual Roll-up rate) x $120,916 (the Roll-up benefit bases as of the sixth contract anniversary)].


Appendix VII: Examples of how withdrawals affect your Guaranteed benefit bases

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            Page

Who is AXA Equitable?                                                        2
Unit Values                                                                  2
Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Financial Statements                                                         2


HOW TO OBTAIN A RETIREMENT CORNERSTONE(SM) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
     Retirement Cornerstone(SM)
     P.O. Box 1547
     Secaucus, NJ 07096-1547

-----------------------------------------------------------------------------

Please send me a Retirement Cornerstone(SM) Series SAI for SEPARATE ACCOUNT NO. 49 dated January __, 2011.



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                   State       Zip










                                                                           x3230

Retirement Cornerstone(SM)

A combination variable and fixed deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION
JANUARY   , 2011

AXA Equitable Life Insurance Company
1290 Avenue of the Americas
New York, New York 10104


--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Retirement Cornerstone(SM) Prospectus,
dated January   , 2011. That Prospectus provides detailed information
concerning the contracts and the variable investment options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.

A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

TABLE OF CONTENTS

Who is AXA Equitable?                                                        2

Unit Values                                                                  2

Custodian and Independent Registered Public Accounting Firm                  2

Distribution of the Contracts                                                2

Financial Statements                                                         2





              Copyright 2011 AXA Equitable Life Insurance Company.
                              All rights reserved.
Retirement Cornerstone(SM) is a service mark of AXA Equitable Life Insurance
                                   Company.

                                            Retirement Cornerstone -- All Series


                                                                          x03230

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Retirement Cornerstone(SM) Series.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                     (a)
                                    (---) - c
                                     (b)

where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c) is the daily operations charge, administrative charge and distribution charge, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.70%. Your contract charges may be less.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.

The financial statements of the Separate Account at December 31, 2009 and for each of the two years in the period ended December 31, 2009, and the consolidated financial statements of AXA Equitable at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


DISTRIBUTION OF THE CONTRACTS

Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $429,091,474 in 2009, $750,235,874 in 2008 and $1,007,208,067 in 2007, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $40,223,293, $81,519,894 and $95,562,846, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2009, 2008 and 2007. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $557,277,070 in 2009, $677,871,467 in 2008 and
$731,920,627 in 2007. Of these amounts, AXA Advisors retained $306,063,542, $356,304,358 and $386,036,299, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm..................  FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2009...............  FSA-3
   Statements of Operations for the Year Ended December 31, 2009......... FSA-43
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2009 and 2008.......................................... FSA-60
   Notes to Financial Statements......................................... FSA-90


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008...............    F-2
   Consolidated Statements of (Loss) Earnings, Years Ended December 31,
     2009, 2008 and 2007 ................................................    F-3
   Consolidated Statements of Equity, Years Ended December 31, 2009,
     2008 and 2007 ......................................................    F-5
   Consolidated Statements of Comprehensive (Loss) Income, Years Ended
     December 31, 2009, 2008 and 2007 ...................................    F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2009,
     2008 and 2007 ......................................................    F-7
   Notes to Consolidated Financial Statements ...........................    F-9




                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49, as listed in Note 1 to such financial statements, at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009


                                                                                  AIM V.I. MID
                                                               AIM V.I. GLOBAL      CAP CORE      ALL ASSET
                                                              REAL ESTATE FUND*   EQUITY FUND*   ALLOCATION
                                                             ------------------- -------------- ------------
Assets:
Investments in shares of The Trusts, at fair value..........       $11,509            $634         $10,568
Receivable for The Trusts shares sold.......................            --              --              --
Receivable for policy-related transactions..................         9,999              --              --
                                                                   -------            ----         -------
  Total assets..............................................        21,508             634          10,568
                                                                   -------            ----         -------
Liabilities:
Payable for The Trusts shares purchased.....................         9,999              --              --
Payable for policy-related transactions.....................            --              --              58
                                                                   -------            ----         -------
  Total liabilities.........................................         9,999              --              58
                                                                   -------            ----         -------
Net Assets..................................................       $11,509            $634         $10,510
                                                                   =======            ====         =======
Net Assets:
Accumulation Units..........................................        11,509             634              --
Retained by AXA Equitable in Separate Account No. 49........            --              --          10,510
                                                                   -------            ----         -------
Total net assets............................................       $11,509            $634         $10,510
                                                                   =======            ====         =======
Investments in shares of The Trusts, at cost................       $11,499            $639         $10,372
The Trusts shares held
 Class A....................................................            --              --             632
 Class B....................................................           965              59              --



                                                              AMERICAN CENTURY
                                                                 VP MID CAP      AXA AGGRESSIVE   AXA BALANCED
                                                                 VALUE FUND*       ALLOCATION       STRATEGY
                                                             ------------------ ---------------- -------------
Assets:
Investments in shares of The Trusts, at fair value..........        $951         $2,913,764,706   $93,289,241
Receivable for The Trusts shares sold.......................          --                     --            --
Receivable for policy-related transactions..................          --                     --     1,155,022
                                                                    ----         --------------   -----------
  Total assets..............................................         951          2,913,764,706    94,444,263
                                                                    ----         --------------   -----------
Liabilities:
Payable for The Trusts shares purchased.....................          --                 38,485     1,155,022
Payable for policy-related transactions.....................          --                  8,162            --
                                                                    ----         --------------   -----------
  Total liabilities.........................................          --                 46,647     1,155,022
                                                                    ----         --------------   -----------
Net Assets..................................................        $951         $2,913,718,059   $93,289,241
                                                                    ====         ==============   ===========
Net Assets:
Accumulation Units..........................................         951          2,913,660,651    93,170,916
Retained by AXA Equitable in Separate Account No. 49........          --                 57,408       118,325
                                                                    ----         --------------   -----------
Total net assets............................................        $951         $2,913,718,059   $93,289,241
                                                                    ====         ==============   ===========
Investments in shares of The Trusts, at cost................        $962         $3,769,391,278   $92,534,713
The Trusts shares held
 Class A....................................................          --                  3,128           910
 Class B....................................................          78            316,499,642     8,236,873

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              AXA CONSERVATIVE  AXA CONSERVATIVE   AXA CONSERVATIVE
                                                                 ALLOCATION      GROWTH STRATEGY       STRATEGY
                                                             ----------------- ------------------ ------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,893,334,755       $53,902,902        $33,171,379
Receivable for The Trusts shares sold.......................         508,974                --                 --
Receivable for policy-related transactions..................              --           635,584            209,225
                                                              --------------       -----------        -----------
  Total assets..............................................   1,893,843,729        54,538,486         33,380,604
                                                              --------------       -----------        -----------
Liabilities:
Payable for The Trusts shares purchased.....................              --           635,584            209,225
Payable for policy-related transactions.....................         508,974                --                 --
                                                              --------------       -----------        -----------
  Total liabilities.........................................         508,974           635,584            209,225
                                                              --------------       -----------        -----------
Net Assets..................................................  $1,893,334,755       $53,902,902        $33,171,379
                                                              ==============       ===========        ===========
Net Assets:
Accumulation Units..........................................   1,893,018,412        53,791,426         33,064,507
Retained by AXA Equitable in Separate Account No. 49........         316,343           111,476            106,872
                                                              --------------       -----------        -----------
Total net assets............................................  $1,893,334,755       $53,902,902        $33,171,379
                                                              ==============       ===========        ===========
Investments in shares of The Trusts, at cost................  $1,902,589,011       $53,820,171        $33,470,829
The Trusts shares held
 Class A....................................................              --                --                 --
 Class B....................................................     198,956,472         4,827,471          3,124,763



                                                              AXA CONSERVATIVE-PLUS     AXA GROWTH      AXA MODERATE
                                                                    ALLOCATION           STRATEGY        ALLOCATION
                                                             ----------------------- --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........      $1,682,568,824      $196,249,190    $7,164,863,009
Receivable for The Trusts shares sold.......................                  --                --                --
Receivable for policy-related transactions..................             134,387         2,168,757           282,157
                                                                  --------------      ------------    --------------
  Total assets..............................................       1,682,703,211       198,417,947     7,165,145,166
                                                                  --------------      ------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................             134,387         2,168,757           282,157
Payable for policy-related transactions.....................                  --                --                --
                                                                  --------------      ------------    --------------
  Total liabilities.........................................             134,387         2,168,757           282,157
                                                                  --------------      ------------    --------------
Net Assets..................................................      $1,682,568,824      $196,249,190    $7,164,863,009
                                                                  ==============      ============    ==============
Net Assets:
Accumulation Units..........................................       1,682,551,495       196,220,464     7,164,814,347
Retained by AXA Equitable in Separate Account No. 49........              17,329            28,726            48,662
                                                                  --------------      ------------    --------------
Total net assets............................................      $1,682,568,824      $196,249,190    $7,164,863,009
                                                                  ==============      ============    ==============
Investments in shares of The Trusts, at cost................      $1,841,195,152      $192,353,996    $8,293,162,579
The Trusts shares held
 Class A....................................................                  --               876             1,847
 Class B....................................................         181,523,536        16,486,615       563,197,227

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                AXA MODERATE    AXA MODERATE-PLUS
                                                              GROWTH STRATEGY       ALLOCATION
                                                             ----------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value..........    $214,820,354     $10,483,331,634
Receivable for The Trusts shares sold.......................              --                  --
Receivable for policy-related transactions..................       2,153,473             170,233
                                                                ------------     ---------------
  Total assets..............................................     216,973,827      10,483,501,867
                                                                ------------     ---------------
Liabilities:
Payable for The Trusts shares purchased.....................       2,153,473             123,586
Payable for policy-related transactions.....................              --                  --
                                                                ------------     ---------------
  Total liabilities.........................................       2,153,473             123,586
                                                                ------------     ---------------
Net Assets..................................................    $214,820,354     $10,483,378,281
                                                                ============     ===============
Net Assets:
Accumulation Units..........................................     214,806,407      10,483,378,281
Retained by AXA Equitable in Separate Account No. 49........          13,947                  --
                                                                ------------     ---------------
Total net assets............................................    $214,820,354     $10,483,378,281
                                                                ============     ===============
Investments in shares of The Trusts, at cost................    $211,691,637     $13,136,872,396
The Trusts shares held
 Class A....................................................              --              34,464
 Class B....................................................      18,180,700       1,080,999,613



                                                                                                                AXA TACTICAL
                                                               AXA TACTICAL     AXA TACTICAL    AXA TACTICAL       MANAGER
                                                              MANAGER 2000 I   MANAGER 400 I   MANAGER 500 I   INTERNATIONAL I
                                                             ---------------- --------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value..........     $322,231         $321,523        $503,597        $316,781
Receivable for The Trusts shares sold.......................           --               --              --              --
Receivable for policy-related transactions..................       41,047           41,047         172,591           4,198
                                                                 --------         --------        --------        --------
  Total assets..............................................      363,278          362,570         676,188         320,979
                                                                 --------         --------        --------        --------
Liabilities:
Payable for The Trusts shares purchased.....................       41,047           41,047         172,591           4,198
Payable for policy-related transactions.....................           --               --              --              --
                                                                 --------         --------        --------        --------
  Total liabilities.........................................       41,047           41,047         172,591           4,198
                                                                 --------         --------        --------        --------
Net Assets..................................................     $322,231         $321,523        $503,597        $316,781
                                                                 ========         ========        ========        ========
Net Assets:
Accumulation Units..........................................       78,414           74,985         260,799          80,909
Retained by AXA Equitable in Separate Account No. 49........      243,817          246,538         242,798         235,872
                                                                 --------         --------        --------        --------
Total net assets............................................     $322,231         $321,523        $503,597        $316,781
                                                                 ========         ========        ========        ========
Investments in shares of The Trusts, at cost................     $288,164         $285,034        $470,712        $291,207
The Trusts shares held
 Class A....................................................       20,015           20,021          20,051          20,119
 Class B....................................................        7,016            6,674          21,700           7,426

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                             BLACKROCK GLOBAL     EQ/ALLIANCEBERNSTEIN
                                                          ALLOCATION V.I. FUND*       INTERNATIONAL
                                                         ----------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value......         $643,784            $  703,752,433
Receivable for The Trusts shares sold...................               --                        --
Receivable for policy-related transactions..............          245,001                   537,288
                                                                 --------            --------------
  Total assets..........................................          888,785               704,289,721
                                                                 --------            --------------
Liabilities:
Payable for The Trusts shares purchased.................          244,977                   537,288
Payable for policy-related transactions.................               --                        --
                                                                 --------            --------------
  Total liabilities.....................................          244,977                   537,288
                                                                 --------            --------------
Net Assets..............................................         $643,808            $  703,752,433
                                                                 ========            ==============
Net Assets:
Accumulation Units......................................          643,808               703,686,195
Retained by AXA Equitable in Separate Account No. 49....               --                    66,238
                                                                 --------            --------------
Total net assets........................................         $643,808            $  703,752,433
                                                                 ========            ==============
Investments in shares of The Trusts, at cost............         $646,052            $1,055,806,158
The Trusts shares held
 Class A................................................               --                        --
 Class B................................................           47,972                85,545,160



                                                                                 EQ/AXA FRANKLIN  EQ/BLACKROCK   EQ/BLACKROCK
                                                          EQ/ALLIANCEBERNSTEIN      SMALL CAP      BASIC VALUE   INTERNATIONAL
                                                            SMALL CAP GROWTH       VALUE CORE        EQUITY          VALUE
                                                         ---------------------- ---------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value......      $342,153,224        $102,007,181    $745,511,467   $743,302,875
Receivable for The Trusts shares sold...................           160,546                  --              --             --
Receivable for policy-related transactions..............                --              37,227         701,817        212,484
                                                              ------------        ------------    ------------   ------------
  Total assets..........................................       342,313,770         102,044,408     746,213,284    743,515,359
                                                              ------------        ------------    ------------   ------------
Liabilities:
Payable for The Trusts shares purchased.................                --              37,227         701,817        212,484
Payable for policy-related transactions.................           160,546                  --              --             --
                                                              ------------        ------------    ------------   ------------
  Total liabilities.....................................           160,546              37,227         701,817        212,484
                                                              ------------        ------------    ------------   ------------
Net Assets..............................................      $342,153,224        $102,007,181    $745,511,467   $743,302,875
                                                              ============        ============    ============   ============
Net Assets:
Accumulation Units......................................       342,140,976         101,917,016     745,367,482    743,273,902
Retained by AXA Equitable in Separate Account No. 49....            12,248              90,165         143,985         28,973
                                                              ------------        ------------    ------------   ------------
Total net assets........................................      $342,153,224        $102,007,181    $745,511,467   $743,302,875
                                                              ============        ============    ============   ============
Investments in shares of The Trusts, at cost............      $409,076,902        $ 93,492,061    $850,060,095   $934,373,753
The Trusts shares held
 Class A................................................               193                   0             243            713
 Class B................................................        28,792,092          12,374,549      60,438,205     66,859,618

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/BOSTON ADVISORS  EQ/CALVERT SOCIALLY
                                                                EQUITY INCOME         RESPONSIBLE
                                                             ------------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value..........     $182,135,061         $45,680,783
Receivable for The Trusts shares sold.......................           12,163                  --
Receivable for policy-related transactions..................               --               2,390
                                                                 ------------         -----------
  Total assets..............................................      182,147,224          45,683,173
                                                                 ------------         -----------
Liabilities:
Payable for The Trusts shares purchased.....................               --               2,390
Payable for policy-related transactions.....................           12,163                  --
                                                                 ------------         -----------
  Total liabilities.........................................           12,163               2,390
                                                                 ------------         -----------
Net Assets..................................................     $182,135,061         $45,680,783
                                                                 ============         ===========
Net Assets:
Accumulation Units..........................................      182,082,267          45,654,317
Retained by AXA Equitable in Separate Account No. 49........           52,794              26,466
                                                                 ------------         -----------
Total net assets............................................     $182,135,061         $45,680,783
                                                                 ============         ===========
Investments in shares of The Trusts, at cost................     $209,665,904         $54,987,023
The Trusts shares held
 Class A....................................................                0                  --
 Class B....................................................       39,108,317           7,142,334



                                                                 EQ/CAPITAL         EQ/CAPITAL        EQ/COMMON
                                                              GUARDIAN GROWTH   GUARDIAN RESEARCH    STOCK INDEX
                                                             ----------------- ------------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $327,490,730      $  882,287,500    $776,122,431
Receivable for The Trusts shares sold.......................         154,946                  --         241,113
Receivable for policy-related transactions..................              --              62,995              --
                                                                ------------      --------------    ------------
  Total assets..............................................     327,645,676         882,350,495     776,363,544
                                                                ------------      --------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --              62,995              --
Payable for policy-related transactions.....................         154,946                  --         241,113
                                                                ------------      --------------    ------------
  Total liabilities.........................................         154,946              62,995         241,113
                                                                ------------      --------------    ------------
Net Assets..................................................    $327,490,730      $  882,287,500    $776,122,431
                                                                ============      ==============    ============
Net Assets:
Accumulation Units..........................................     327,422,687         882,191,284     776,118,468
Retained by AXA Equitable in Separate Account No. 49........          68,043              96,216           3,963
                                                                ------------      --------------    ------------
Total net assets............................................    $327,490,730      $  882,287,500    $776,122,431
                                                                ============      ==============    ============
Investments in shares of The Trusts, at cost................    $373,373,793      $1,069,314,963    $950,789,224
The Trusts shares held
 Class A....................................................              --                  --              --
 Class B....................................................      28,019,485          83,454,855      55,580,600



                                                                  EQ/CORE
                                                                 BOND INDEX
                                                             -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,014,135,925
Receivable for The Trusts shares sold.......................         270,476
Receivable for policy-related transactions..................              --
                                                              --------------
  Total assets..............................................   1,014,406,401
                                                              --------------
Liabilities:
Payable for The Trusts shares purchased.....................              --
Payable for policy-related transactions.....................         274,052
                                                              --------------
  Total liabilities.........................................         274,052
                                                              --------------
Net Assets..................................................  $1,014,132,349
                                                              ==============
Net Assets:
Accumulation Units..........................................   1,013,961,707
Retained by AXA Equitable in Separate Account No. 49........         170,642
                                                              --------------
Total net assets............................................  $1,014,132,349
                                                              ==============
Investments in shares of The Trusts, at cost................  $1,137,476,744
The Trusts shares held
 Class A....................................................              --
 Class B....................................................     107,873,611

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/DAVIS NEW      EQ/EQUITY         EQ/EQUITY
                                                              YORK VENTURE      500 INDEX        GROWTH PLUS
                                                             -------------- ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $339,037,397   $1,151,672,634    $1,316,758,197
Receivable for The Trusts shares sold.......................            --               --           537,063
Receivable for policy-related transactions..................        21,250          263,138                --
                                                              ------------   --------------    --------------
  Total assets..............................................   339,058,647    1,151,935,772     1,317,295,260
                                                              ------------   --------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................        21,250          263,138                --
Payable for policy-related transactions.....................            --               --           544,510
                                                              ------------   --------------    --------------
  Total liabilities.........................................        21,250          263,138           544,510
                                                              ------------   --------------    --------------
Net Assets..................................................  $339,037,397   $1,151,672,634    $1,316,750,750
                                                              ============   ==============    ==============
Net Assets:
Accumulation Units..........................................   338,931,988    1,151,636,766     1,316,634,651
Retained by AXA Equitable in Separate Account No. 49........       105,409           35,868           116,099
                                                              ------------   --------------    --------------
Total net assets............................................  $339,037,397   $1,151,672,634    $1,316,750,750
                                                              ============   ==============    ==============
Investments in shares of The Trusts, at cost................  $364,246,628   $1,288,188,352    $1,529,572,398
The Trusts shares held
 Class A....................................................           777            1,764                --
 Class B....................................................    38,619,193       59,534,020       101,273,822



                                                              EQ/EVERGREEN    EQ/FRANKLIN        EQ/FRANKLIN
                                                                  OMEGA      CORE BALANCED   TEMPLETON ALLOCATION
                                                             -------------- --------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $295,445,709   $597,049,728       $1,341,357,512
Receivable for The Trusts shares sold.......................            --        177,920                   --
Receivable for policy-related transactions..................       504,123             --              460,522
                                                              ------------   ------------       --------------
  Total assets..............................................   295,949,832    597,227,648        1,341,818,034
                                                              ------------   ------------       --------------
Liabilities:
Payable for The Trusts shares purchased.....................       504,123             --              460,522
Payable for policy-related transactions.....................            --        177,920                   --
                                                              ------------   ------------       --------------
  Total liabilities.........................................       504,123        177,920              460,522
                                                              ------------   ------------       --------------
Net Assets..................................................  $295,445,709   $597,049,728       $1,341,357,512
                                                              ============   ============       ==============
Net Assets:
Accumulation Units..........................................   295,437,041    596,850,442        1,341,291,506
Retained by AXA Equitable in Separate Account No. 49........         8,668        199,286               66,006
                                                              ------------   ------------       --------------
Total net assets............................................  $295,445,709   $597,049,728       $1,341,357,512
                                                              ============   ============       ==============
Investments in shares of The Trusts, at cost................  $261,544,791   $682,286,594       $1,526,593,390
The Trusts shares held
 Class A....................................................            --             --               11,291
 Class B....................................................    32,828,916     75,229,153          186,407,574

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/GAMCO MERGERS   EQ/GAMCO SMALL     EQ/GLOBAL
                                                              AND ACQUISITIONS    COMPANY VALUE     BOND PLUS
                                                             ------------------ ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $138,089,880      $620,000,611    $414,232,053
Receivable for The Trusts shares sold.......................          59,855                --              --
Receivable for policy-related transactions..................              --           414,265         170,476
                                                                ------------      ------------    ------------
  Total assets..............................................     138,149,735       620,414,876     414,402,529
                                                                ------------      ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --           414,265         170,476
Payable for policy-related transactions.....................          59,855                --              --
                                                                ------------      ------------    ------------
  Total liabilities.........................................          59,855           414,265         170,476
                                                                ------------      ------------    ------------
Net Assets..................................................    $138,089,880      $620,000,611    $414,232,053
                                                                ============      ============    ============
Net Assets:
Accumulation Units..........................................     137,991,577       619,902,388     414,075,582
Retained by AXA Equitable in Separate Account No. 49........          98,303            98,223         156,471
                                                                ------------      ------------    ------------
Total net assets............................................    $138,089,880      $620,000,611    $414,232,053
                                                                ============      ============    ============
Investments in shares of The Trusts, at cost................    $137,962,431      $589,173,259    $447,800,225
The Trusts shares held
 Class A....................................................               3               778           1,550
 Class B....................................................      11,839,591        20,972,524      43,016,412



                                                                                    EQ/INTERMEDIATE
                                                                   EQ/GLOBAL          GOVERNMENT     EQ/INTERNATIONAL
                                                              MULTI-SECTOR EQUITY     BOND INDEX        CORE PLUS
                                                             --------------------- ---------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........     $1,130,853,172      $369,786,670      $769,320,511
Receivable for The Trusts shares sold.......................            475,883                --                --
Receivable for policy-related transactions..................                 --           177,977           352,138
                                                                 --------------      ------------      ------------
  Total assets..............................................      1,131,329,055       369,964,647       769,672,649
                                                                 --------------      ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................                 --           177,977           352,138
Payable for policy-related transactions.....................            475,883                --                --
                                                                 --------------      ------------      ------------
  Total liabilities.........................................            475,883           177,977           352,138
                                                                 --------------      ------------      ------------
Net Assets..................................................     $1,130,853,172      $369,786,670      $769,320,511
                                                                 ==============      ============      ============
Net Assets:
Accumulation Units..........................................      1,130,798,818       369,725,418       769,256,290
Retained by AXA Equitable in Separate Account No. 49........             54,354            61,252            64,221
                                                                 --------------      ------------      ------------
Total net assets............................................     $1,130,853,172      $369,786,670      $769,320,511
                                                                 ==============      ============      ============
Investments in shares of The Trusts, at cost................     $1,394,038,990      $382,050,192      $962,873,130
The Trusts shares held
 Class A....................................................              2,517                --                --
 Class B....................................................         99,976,993        38,765,358        85,878,485

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     EQ/INTERNATIONAL
                                                              EQ/INTERNATIONAL ETF        GROWTH
                                                             ---------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........       $1,984,837          $272,167,868
Receivable for The Trusts shares sold.......................               --               108,598
Receivable for policy-related transactions..................               --                    --
                                                                   ----------          ------------
  Total assets..............................................        1,984,837           272,276,466
                                                                   ----------          ------------
Liabilities:
Payable for The Trusts shares purchased.....................               --                    --
Payable for policy-related transactions.....................               --               108,598
                                                                   ----------          ------------
  Total liabilities.........................................               --               108,598
                                                                   ----------          ------------
Net Assets..................................................       $1,984,837          $272,167,868
                                                                   ==========          ============
Net Assets:
Accumulation Units..........................................               --           272,005,512
Retained by AXA Equitable in Separate Account No. 49........        1,984,837               162,356
                                                                   ----------          ------------
Total net assets............................................       $1,984,837          $272,167,868
                                                                   ==========          ============
Investments in shares of The Trusts, at cost................       $2,689,366          $276,205,311
The Trusts shares held
 Class A....................................................          144,044                19,024
 Class B....................................................          142,445            47,726,225



                                                                  EQ/JPMORGAN       EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                              VALUE OPPORTUNITIES     CORE PLUS    GROWTH INDEX    GROWTH PLUS
                                                             --------------------- -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........      $258,338,263      $153,789,501   $317,251,600   $252,675,000
Receivable for The Trusts shares sold.......................            52,448            34,682        165,115         17,169
Receivable for policy-related transactions..................                --                --             --             --
                                                                  ------------      ------------   ------------   ------------
  Total assets..............................................       258,390,711       153,824,183    317,416,715    252,692,169
                                                                  ------------      ------------   ------------   ------------
Liabilities:
Payable for The Trusts shares purchased.....................                --                --             --             --
Payable for policy-related transactions.....................            52,448            34,682        165,115         17,169
                                                                  ------------      ------------   ------------   ------------
  Total liabilities.........................................            52,448            34,682        165,115         17,169
                                                                  ------------      ------------   ------------   ------------
Net Assets..................................................      $258,338,263      $153,789,501   $317,251,600   $252,675,000
                                                                  ============      ============   ============   ============
Net Assets:
Accumulation Units..........................................       258,291,594       153,764,497    317,224,176    252,640,719
Retained by AXA Equitable in Separate Account No. 49........            46,669            25,004         27,424         34,281
                                                                  ------------      ------------   ------------   ------------
Total net assets............................................      $258,338,263      $153,789,501   $317,251,600   $252,675,000
                                                                  ============      ============   ============   ============
Investments in shares of The Trusts, at cost................      $329,203,727      $184,034,677   $299,417,712   $260,762,326
The Trusts shares held
 Class A....................................................                --                --             --             --
 Class B....................................................        29,255,599        22,339,404     42,603,547     17,316,634

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                               EQ/LARGE CAP     EQ/LARGE CAP
                                                               VALUE INDEX       VALUE PLUS
                                                             --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $104,203,662    $1,181,149,734
Receivable for The Trusts shares sold.......................            --           272,754
Receivable for policy-related transactions..................        45,372                --
                                                              ------------    --------------
  Total assets..............................................   104,249,034     1,181,422,488
                                                              ------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................        45,372                --
Payable for policy-related transactions.....................            --           272,754
                                                              ------------    --------------
  Total liabilities.........................................        45,372           272,754
                                                              ------------    --------------
Net Assets..................................................  $104,203,662    $1,181,149,734
                                                              ============    ==============
Net Assets:
Accumulation Units..........................................   102,573,267     1,181,002,811
Retained by AXA Equitable in Separate Account No. 49........     1,630,395           146,923
                                                              ------------    --------------
Total net assets............................................  $104,203,662    $1,181,149,734
                                                              ============    ==============
Investments in shares of The Trusts, at cost................  $158,917,701    $1,849,646,595
The Trusts shares held
 Class A....................................................        11,779                --
 Class B....................................................    22,418,211       129,457,171



                                                                EQ/LORD ABBETT    EQ/LORD ABBETT     EQ/MID CAP
                                                              GROWTH AND INCOME   LARGE CAP CORE       INDEX
                                                             ------------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........     $117,430,220      $155,168,017    $652,642,936
Receivable for The Trusts shares sold.......................               --                --              --
Receivable for policy-related transactions..................          172,719            72,751         133,985
                                                                 ------------      ------------    ------------
  Total assets..............................................      117,602,939       155,240,768     652,776,921
                                                                 ------------      ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................          172,719            72,751         126,538
Payable for policy-related transactions.....................               --                --              --
                                                                 ------------      ------------    ------------
  Total liabilities.........................................          172,719            72,751         126,538
                                                                 ------------      ------------    ------------
Net Assets..................................................     $117,430,220      $155,168,017    $652,650,383
                                                                 ============      ============    ============
Net Assets:
Accumulation Units..........................................      117,413,287       154,971,458     652,650,383
Retained by AXA Equitable in Separate Account No. 49........           16,933           196,559              --
                                                                 ------------      ------------    ------------
Total net assets............................................     $117,430,220      $155,168,017    $652,650,383
                                                                 ============      ============    ============
Investments in shares of The Trusts, at cost................     $137,010,259      $140,201,814    $919,683,710
The Trusts shares held
 Class A....................................................                0             1,853              --
 Class B....................................................       13,275,269        14,558,109      98,116,402



                                                                 EQ/MID CAP
                                                                 VALUE PLUS
                                                             -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,102,897,856
Receivable for The Trusts shares sold.......................         659,407
Receivable for policy-related transactions..................              --
                                                              --------------
  Total assets..............................................   1,103,557,263
                                                              --------------
Liabilities:
Payable for The Trusts shares purchased.....................              --
Payable for policy-related transactions.....................         659,407
                                                              --------------
  Total liabilities.........................................         659,407
                                                              --------------
Net Assets..................................................  $1,102,897,856
                                                              ==============
Net Assets:
Accumulation Units..........................................   1,102,629,801
Retained by AXA Equitable in Separate Account No. 49........         268,055
                                                              --------------
Total net assets............................................  $1,102,897,856
                                                              ==============
Investments in shares of The Trusts, at cost................  $1,479,762,744
The Trusts shares held
 Class A....................................................              --
 Class B....................................................     134,351,095

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                  EQ/MONTAG &
                                                              EQ/MONEY MARKET   CALDWELL GROWTH
                                                             ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........    $941,674,805      $172,791,858
Receivable for The Trusts shares sold.......................       1,244,195            87,046
Receivable for policy-related transactions..................         207,799                --
                                                                ------------      ------------
  Total assets..............................................     943,126,799       172,878,904
                                                                ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................         207,799                --
Payable for policy-related transactions.....................       1,244,195            87,046
                                                                ------------      ------------
  Total liabilities.........................................       1,451,994            87,046
                                                                ------------      ------------
Net Assets..................................................    $941,674,805      $172,791,858
                                                                ============      ============
Net Assets:
Accumulation Units..........................................     941,616,851       172,783,873
Retained by AXA Equitable in Separate Account No. 49........          57,954             7,985
                                                                ------------      ------------
Total net assets............................................    $941,674,805      $172,791,858
                                                                ============      ============
Investments in shares of The Trusts, at cost................    $941,743,569      $162,808,735
The Trusts shares held
 Class A....................................................         214,590               991
 Class B....................................................     941,430,325        30,375,524



                                                              EQ/MUTUAL LARGE   EQ/OPPENHEIMER   EQ/PIMCO ULTRA     EQ/QUALITY
                                                                 CAP EQUITY         GLOBAL         SHORT BOND       BOND PLUS
                                                             ----------------- ---------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
Receivable for The Trusts shares sold.......................              --               --                --             --
Receivable for policy-related transactions..................           7,963           19,015         1,525,054         30,294
                                                                ------------     ------------    --------------   ------------
  Total assets..............................................     238,563,252      163,079,288     1,416,780,373    558,373,457
                                                                ------------     ------------    --------------   ------------
Liabilities:
Payable for The Trusts shares purchased.....................           7,963           19,015         1,525,054         30,294
Payable for policy-related transactions.....................              --               --                --             --
                                                                ------------     ------------    --------------   ------------
  Total liabilities.........................................           7,963           19,015         1,525,054         30,294
                                                                ------------     ------------    --------------   ------------
Net Assets..................................................    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
                                                                ============     ============    ==============   ============
Net Assets:
Accumulation Units..........................................     238,329,995      162,906,515     1,414,970,769    558,181,614
Retained by AXA Equitable in Separate Account No. 49........         225,294          153,758           284,550        161,549
                                                                ------------     ------------    --------------   ------------
Total net assets............................................    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
                                                                ============     ============    ==============   ============
Investments in shares of The Trusts, at cost................    $295,050,039     $161,787,552    $1,469,899,069   $577,287,083
The Trusts shares held
 Class A....................................................          16,160            8,231            20,536             --
 Class B....................................................      29,762,489       17,687,315       142,829,862     62,192,049

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                 EQ/SMALL     EQ/T. ROWE PRICE
                                                              COMPANY INDEX     GROWTH STOCK
                                                             --------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $440,147,476      $313,082,416
Receivable for The Trusts shares sold.......................       227,206                --
Receivable for policy-related transactions..................            --           432,186
                                                              ------------      ------------
  Total assets..............................................   440,374,682       313,514,602
                                                              ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................            --           432,186
Payable for policy-related transactions.....................       227,206                --
                                                              ------------      ------------
  Total liabilities.........................................       227,206           432,186
                                                              ------------      ------------
Net Assets..................................................  $440,147,476      $313,082,416
                                                              ============      ============
Net Assets:
Accumulation Units..........................................   440,108,632       313,063,670
Retained by AXA Equitable in Separate Account No. 49........        38,844            18,746
                                                              ------------      ------------
Total net assets............................................  $440,147,476      $313,082,416
                                                              ============      ============
Investments in shares of The Trusts, at cost................  $498,175,299      $319,382,197
The Trusts shares held
 Class A....................................................         1,316             2,151
 Class B....................................................    52,186,408        17,712,656



                                                               EQ/TEMPLETON   EQ/UBS GROWTH   EQ/VAN KAMPEN   EQ/VAN KAMPEN
                                                              GLOBAL EQUITY     AND INCOME       COMSTOCK     MID CAP GROWTH
                                                             --------------- --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........  $183,702,369     $63,799,068    $219,391,530    $406,455,362
Receivable for The Trusts shares sold.......................            --              --         246,140              --
Receivable for policy-related transactions..................       128,053          49,022              --         431,310
                                                              ------------     -----------    ------------    ------------
  Total assets..............................................   183,830,422      63,848,090     219,637,670     406,886,672
                                                              ------------     -----------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................       128,053          49,022              --         431,310
Payable for policy-related transactions.....................            --              --         246,140              --
                                                              ------------     -----------    ------------    ------------
  Total liabilities.........................................       128,053          49,022         246,140         431,310
                                                              ------------     -----------    ------------    ------------
Net Assets..................................................  $183,702,369     $63,799,068    $219,391,530    $406,455,362
                                                              ============     ===========    ============    ============
Net Assets:
Accumulation Units..........................................   183,695,897      63,781,316     219,382,745     406,416,120
Retained by AXA Equitable in Separate Account No. 49........         6,472          17,752           8,785          39,242
                                                              ------------     -----------    ------------    ------------
Total net assets............................................  $183,702,369     $63,799,068    $219,391,530    $406,455,362
                                                              ============     ===========    ============    ============
Investments in shares of The Trusts, at cost................  $221,826,485     $68,953,515    $262,937,360    $398,825,987
The Trusts shares held
 Class A....................................................           311              --             224           1,783
 Class B....................................................    22,647,394      12,034,601      26,141,858      31,286,746

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                                CONTRAFUND         MID CAP           STRATEGIC
                                                                PORTFOLIO*        PORTFOLIO*     INCOME PORTFOLIO*
                                                             ---------------- ----------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value..........      $17,561          $ 5,881            $23,071
Receivable for The Trusts shares sold.......................           --               --                  1
Receivable for policy-related transactions..................       17,563            5,881                  1
                                                                  -------          -------            -------
  Total assets..............................................       35,124           11,762             23,073
                                                                  -------          -------            -------
Liabilities:
Payable for The Trusts shares purchased.....................       17,561            5,881                 --
Payable for policy-related transactions.....................           --               --                 --
                                                                  -------          -------            -------
  Total liabilities.........................................       17,561            5,881                 --
                                                                  -------          -------            -------
Net Assets..................................................      $17,563          $ 5,881            $23,073
                                                                  =======          =======            =======
Net Assets:
Accumulation Units..........................................       17,563            5,881             23,073
Retained by AXA Equitable in Separate Account No. 49........           --               --                 --
                                                                  -------          -------            -------
Total net assets............................................      $17,563          $ 5,881            $23,073
                                                                  =======          =======            =======
Investments in shares of The Trusts, at cost................      $17,561          $ 5,881            $23,050
The Trusts shares held
 Class A....................................................           --               --                 --
 Class B....................................................          866              234              2,077



                                                               FRANKLIN STRATEGIC   GOLDMAN SACHS   IVY FUNDS VIP
                                                                     INCOME          VIT MID CAP       DIVIDEND
                                                                SECURITIES FUND*     VALUE FUND*    OPPORTUNITIES*
                                                              -------------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........         $46,336            $2,505         $13,417
Receivable for The Trusts shares sold.......................              --                --              --
Receivable for policy-related transactions..................          10,924             1,875          10,001
                                                                     -------            ------         -------
  Total assets..............................................          57,260             4,380          23,418
                                                                     -------            ------         -------
Liabilities:
Payable for The Trusts shares purchased.....................          10,921             1,875           9,999
Payable for policy-related transactions.....................              --                --              --
                                                                     -------            ------         -------
  Total liabilities.........................................          10,921             1,875           9,999
                                                                     -------            ------         -------
Net Assets..................................................         $46,339            $2,505         $13,419
                                                                     =======            ======         =======
Net Assets:
Accumulation Units..........................................          46,339             2,505          13,419
Retained by AXA Equitable in Separate Account No. 49........              --                --              --
                                                                     -------            ------         -------
Total net assets............................................         $46,339            $2,505         $13,419
                                                                     =======            ======         =======
Investments in shares of The Trusts, at cost................         $46,278            $2,514         $13,452
The Trusts shares held
 Class A....................................................              --                --              --
 Class B....................................................           3,845               220           2,250

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                               IVY FUNDS VIP
                                                              IVY FUNDS VIP   GLOBAL NATURAL   IVY FUNDS VIP
                                                                 ENERGY*        RESOURCES*      HIGH INCOME*
                                                             --------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........       $471          $ 73,203         $25,055
Receivable for The Trusts shares sold.......................         --                --              --
Receivable for policy-related transactions..................         --            28,751           3,362
                                                                   ----          --------         -------
  Total assets..............................................        471           101,954          28,417
                                                                   ----          --------         -------
Liabilities:
Payable for The Trusts shares purchased.....................         --            28,747           3,360
Payable for policy-related transactions.....................         --                --              --
                                                                   ----          --------         -------
  Total liabilities.........................................         --            28,747           3,360
                                                                   ----          --------         -------
Net Assets..................................................       $471          $ 73,207         $25,057
                                                                   ====          ========         =======
Net Assets:
Accumulation Units..........................................        471            73,207          25,057
Retained by AXA Equitable in Separate Account No. 49........         --                --              --
                                                                   ----          --------         -------
Total net assets............................................       $471          $ 73,207         $25,057
                                                                   ====          ========         =======
Investments in shares of The Trusts, at cost................       $479          $ 73,573         $24,948
The Trusts shares held
 Class A....................................................         --                --              --
 Class B....................................................         90            12,736           7,593



                                                                                IVY FUNDS VIP   IVY FUNDS VIP
                                                               IVY FUNDS VIP     SCIENCE AND      SMALL CAP
                                                              MID CAP GROWTH*    TECHNOLOGY*       GROWTH*
                                                             ----------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........      $20,630           $1,984          $3,280
Receivable for The Trusts shares sold.......................           --               --              --
Receivable for policy-related transactions..................       20,001               --           2,520
                                                                  -------           ------          ------
  Total assets..............................................       40,631            1,984           5,800
                                                                  -------           ------          ------
Liabilities:
Payable for The Trusts shares purchased.....................       19,999               --           2,520
Payable for policy-related transactions.....................           --               --              --
                                                                  -------           ------          ------
  Total liabilities.........................................       19,999               --           2,520
                                                                  -------           ------          ------
Net Assets..................................................      $20,632           $1,984          $3,280
                                                                  =======           ======          ======
Net Assets:
Accumulation Units..........................................       20,632            1,984           3,280
Retained by AXA Equitable in Separate Account No. 49........           --               --              --
                                                                  -------           ------          ------
Total net assets............................................      $20,632           $1,984          $3,280
                                                                  =======           ======          ======
Investments in shares of The Trusts, at cost................      $20,638           $1,979          $3,288
The Trusts shares held
 Class A....................................................           --               --              --
 Class B....................................................        3,122              130             401

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              LAZARD RETIREMENT
                                                               EMERGING MARKETS   MFS(R) INTERNATIONAL
                                                              EQUITY PORTFOLIO*     VALUE PORTFOLIO*
                                                             ------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value..........       $22,520               $2,520
Receivable for The Trusts shares sold.......................            --                   --
Receivable for policy-related transactions..................        22,522                2,520
                                                                   -------               ------
  Total assets..............................................        45,042                5,040
                                                                   -------               ------
Liabilities:
Payable for The Trusts shares purchased.....................        22,520                2,520
Payable for policy-related transactions.....................            --                   --
                                                                   -------               ------
  Total liabilities.........................................        22,520                2,520
                                                                   -------               ------
Net Assets..................................................       $22,522               $2,520
                                                                   =======               ======
Net Assets:
Accumulation Units..........................................        22,522                2,520
Retained by AXA Equitable in Separate Account No. 49........            --                   --
                                                                   -------               ------
Total net assets............................................       $22,522               $2,520
                                                                   =======               ======
Investments in shares of The Trusts, at cost................       $22,520               $2,520
The Trusts shares held
 Class A....................................................            --                   --
 Class B....................................................         1,171                  175



                                                                                                     MULTIMANAGER   MULTIMANAGER
                                                                 MULTIMANAGER       MULTIMANAGER    INTERNATIONAL     LARGE CAP
                                                              AGGRESSIVE EQUITY      CORE BOND          EQUITY       CORE EQUITY
                                                             ------------------- ----------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........     $338,113,909     $1,038,133,642    $457,906,636    $132,963,324
Receivable for The Trusts shares sold.......................           81,293                 --              --              --
Receivable for policy-related transactions..................               --             80,399          77,374         187,341
                                                                 ------------     --------------    ------------    ------------
  Total assets..............................................      338,195,202      1,038,214,041     457,984,010     133,150,665
                                                                 ------------     --------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................               --             80,399          77,374         187,341
Payable for policy-related transactions.....................           86,599                 --              --              --
                                                                 ------------     --------------    ------------    ------------
  Total liabilities.........................................           86,599             80,399          77,374         187,341
                                                                 ------------     --------------    ------------    ------------
Net Assets..................................................     $338,108,603     $1,038,133,642    $457,906,636    $132,963,324
                                                                 ============     ==============    ============    ============
Net Assets:
Accumulation Units..........................................      337,967,959      1,038,055,939     457,904,925     132,944,046
Retained by AXA Equitable in Separate Account No. 49........          140,644             77,703           1,711          19,278
                                                                 ------------     --------------    ------------    ------------
Total net assets............................................     $338,108,603     $1,038,133,642    $457,906,636    $132,963,324
                                                                 ============     ==============    ============    ============
Investments in shares of The Trusts, at cost................     $363,827,073     $1,023,652,665    $575,492,385    $146,238,713
The Trusts shares held
 Class A....................................................               --                 --              --              --
 Class B....................................................       14,726,941        100,776,894      43,174,880      14,543,079

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                MULTIMANAGER       MULTIMANAGER     MULTIMANAGER
                                                              LARGE CAP GROWTH   LARGE CAP VALUE   MID CAP GROWTH
                                                             ------------------ ----------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value..........    $211,942,954       $386,803,234     $297,525,830
Receivable for The Trusts shares sold.......................         209,773            120,052          191,845
Receivable for policy-related transactions..................              --                 --               --
                                                                ------------       ------------     ------------
  Total assets..............................................     212,152,727        386,923,286      297,717,675
                                                                ------------       ------------     ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --                 --               --
Payable for policy-related transactions.....................         209,773            120,052          191,845
                                                                ------------       ------------     ------------
  Total liabilities.........................................         209,773            120,052          191,845
                                                                ------------       ------------     ------------
Net Assets..................................................    $211,942,954       $386,803,234     $297,525,830
                                                                ============       ============     ============
Net Assets:
Accumulation Units..........................................     211,938,143        386,794,503      297,479,995
Retained by AXA Equitable in Separate Account No. 49........           4,811              8,731           45,835
                                                                ------------       ------------     ------------
Total net assets............................................    $211,942,954       $386,803,234     $297,525,830
                                                                ============       ============     ============
Investments in shares of The Trusts, at cost................    $261,123,107       $483,726,748     $348,551,858
The Trusts shares held
 Class A....................................................              --                 --               --
 Class B....................................................      29,438,062         44,360,958       41,999,456



                                                                MULTIMANAGER      MULTIMANAGER       MULTIMANAGER
                                                               MID CAP VALUE   MULTI-SECTOR BOND   SMALL CAP GROWTH
                                                              --------------- ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........   $341,759,757       $578,486,196       $199,961,211
Receivable for The Trusts shares sold.......................         82,797                 --            413,241
Receivable for policy-related transactions..................             --            715,754                 --
                                                               ------------       ------------       ------------
  Total assets..............................................    341,842,554        579,201,950        200,374,452
                                                               ------------       ------------       ------------
Liabilities:
Payable for The Trusts shares purchased.....................             --            710,449                 --
Payable for policy-related transactions.....................         82,797                 --            413,241
                                                               ------------       ------------       ------------
  Total liabilities.........................................         82,797            710,449            413,241
                                                               ------------       ------------       ------------
Net Assets..................................................   $341,759,757       $578,491,501       $199,961,211
                                                               ============       ============       ============
Net Assets:
Accumulation Units..........................................    341,723,612        578,491,501        199,903,994
Retained by AXA Equitable in Separate Account No. 49........         36,145                 --             57,217
                                                               ------------       ------------       ------------
Total net assets............................................   $341,759,757       $578,491,501       $199,961,211
                                                               ============       ============       ============
Investments in shares of The Trusts, at cost................   $368,039,986       $756,202,010       $226,475,933
The Trusts shares held
 Class A....................................................             --                 --                 --
 Class B....................................................     42,948,688        155,392,819         28,915,433

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                MULTIMANAGER    MULTIMANAGER
                                                              SMALL CAP VALUE    TECHNOLOGY
                                                             ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........    $418,768,089    $365,032,119
Receivable for The Trusts shares sold.......................         341,963         294,289
Receivable for policy-related transactions..................              --              --
                                                                ------------    ------------
  Total assets..............................................     419,110,052     365,326,408
                                                                ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --              --
Payable for policy-related transactions.....................         338,387         294,289
                                                                ------------    ------------
  Total liabilities.........................................         338,387         294,289
                                                                ------------    ------------
Net Assets..................................................    $418,771,665    $365,032,119
                                                                ============    ============
Net Assets:
Accumulation Units..........................................     418,771,665     364,954,875
Retained by AXA Equitable in Separate Account No. 49........              --          77,244
                                                                ------------    ------------
Total net assets............................................    $418,771,665    $365,032,119
                                                                ============    ============
Investments in shares of The Trusts, at cost................    $607,263,553    $337,208,819
The Trusts shares held
 Class A....................................................               8              --
 Class B....................................................      48,234,742      33,543,787



                                                               PIMCO VARIABLE       PIMCO VARIABLE     PIMCO VARIABLE
                                                               INSURANCE TRUST     INSURANCE TRUST     INSURANCE TRUST
                                                              EMERGING MARKETS       REAL RETURN        TOTAL RETURN    PROFUND
                                                               BOND PORTFOLIO*   STRATEGY PORTFOLIO*     PORTFOLIO*     VP BEAR*
                                                             ------------------ --------------------- ---------------- ---------
Assets:
Investments in shares of The Trusts, at fair value..........      $ 95,938             $ 70,961           $ 78,127      $11,110
Receivable for The Trusts shares sold.......................            --                   --                 --           --
Receivable for policy-related transactions..................        22,501               33,751             30,001        4,201
                                                                  --------             --------           --------      -------
  Total assets..............................................       118,439              104,712            108,128       15,311
                                                                  --------             --------           --------      -------
Liabilities:
Payable for The Trusts shares purchased.....................        22,497               33,747             29,997        4,201
Payable for policy-related transactions.....................            --                   --                 --           --
                                                                  --------             --------           --------      -------
  Total liabilities.........................................        22,497               33,747             29,997        4,201
                                                                  --------             --------           --------      -------
Net Assets..................................................      $ 95,942             $ 70,965           $ 78,131      $11,110
                                                                  ========             ========           ========      =======
Net Assets:
Accumulation Units..........................................        95,942               70,965             78,131       11,110
Retained by AXA Equitable in Separate Account No. 49........            --                   --                 --           --
                                                                  --------             --------           --------      -------
Total net assets............................................      $ 95,942             $ 70,965           $ 78,131      $11,110
                                                                  ========             ========           ========      =======
Investments in shares of The Trusts, at cost................      $ 96,100             $ 70,982           $ 78,173      $11,045
The Trusts shares held
 Class A....................................................            --                   --                 --           --
 Class B....................................................         7,566                5,704              7,221          448

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                PROFUND VP     TARGET 2035   TARGET 2045
                                                              BIOTECHNOLOGY*    ALLOCATION    ALLOCATION
                                                             ---------------- ------------- -------------
Assets:
Investments in shares of The Trusts, at fair value..........      $3,604       $  917,932    $  893,207
Receivable for The Trusts shares sold.......................          --               --            --
Receivable for policy-related transactions..................          --               --            --
                                                                  ------       ----------    ----------
  Total assets..............................................       3,604          917,932       893,207
                                                                  ------       ----------    ----------
Liabilities:
Payable for The Trusts shares purchased.....................          --               --            --
Payable for policy-related transactions.....................          --               --            --
                                                                  ------       ----------    ----------
  Total liabilities.........................................          --               --            --
                                                                  ------       ----------    ----------
Net Assets..................................................      $3,604       $  917,932    $  893,207
                                                                  ======       ==========    ==========
Net Assets:
Accumulation Units..........................................       3,604               --            --
Retained by AXA Equitable in Separate Account No. 49........          --          917,932       893,207
                                                                  ------       ----------    ----------
Total net assets............................................      $3,604       $  917,932    $  893,207
                                                                  ======       ==========    ==========
Investments in shares of The Trusts, at cost................      $3,639       $1,129,510    $1,148,835
The Trusts shares held
 Class A....................................................          --           57,811        58,878
 Class B....................................................         166           57,315        58,377


                                                                   TEMPLETON
                                                              DEVELOPING MARKETS      TEMPLETON GOLBAL     VAN ECK WORLDWIDE
                                                               SECURITIES FUND*    BOND SECURITIES FUND*   HARD ASSETS FUND*
                                                             -------------------- ----------------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value..........        $28,111               $26,733               $ 9,797
Receivable for The Trusts shares sold.......................             --                    --                    --
Receivable for policy-related transactions..................          3,751                 3,362                    --
                                                                    -------               -------               -------
  Total assets..............................................         31,862                30,095                 9,797
                                                                    -------               -------               -------
Liabilities:
Payable for The Trusts shares purchased.....................          3,749                 3,360                    --
Payable for policy-related transactions.....................             --                    --                    --
                                                                    -------               -------               -------
  Total liabilities.........................................          3,749                 3,360                    --
                                                                    -------               -------               -------
Net Assets..................................................        $28,113               $26,735               $ 9,797
                                                                    =======               =======               =======
Net Assets:
Accumulation Units..........................................         28,113                26,735                 9,797
Retained by AXA Equitable in Separate Account No. 49........             --                    --                    --
                                                                    -------               -------               -------
Total net assets............................................        $28,113               $26,735               $ 9,797
                                                                    =======               =======               =======
Investments in shares of The Trusts, at cost................        $27,937               $26,688               $10,004
The Trusts shares held
 Class A....................................................             --                    --                    --
 Class B....................................................          2,874                 1,543                   340

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009



                                                                                           Units
                                                  Contract                              Outstanding
                                                   charges   Share Class   Unit Value     (000s)
                                                 ---------- ------------- ------------ ------------
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.30%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.55%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.65%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.70%       B          $ 10.22            1

AIM V.I. MID CAP CORE EQUITY FUND.............       1.30%       B          $ 10.39           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.55%       B          $ 10.39           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.65%       B          $ 10.38           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.70%       B          $ 10.38           --

ALL ASSET ALLOCATION..........................       1.30%       A          $ 10.18           --
ALL ASSET ALLOCATION..........................       1.55%       A          $ 10.17           --
ALL ASSET ALLOCATION..........................       1.65%       A          $ 10.17           --
ALL ASSET ALLOCATION..........................       1.70%       A          $ 10.17           --

AMERICAN CENTURY VP MID CAP VALUE FUND........       1.30%       B          $ 10.51           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.55%       B          $ 10.50           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.65%       B          $ 10.50           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.70%       B          $ 10.50           --

AXA AGGRESSIVE ALLOCATION.....................       1.30%       A          $ 10.23            3
AXA AGGRESSIVE ALLOCATION.....................       1.55%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       1.65%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       1.70%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       0.50%       B          $ 10.92           --
AXA AGGRESSIVE ALLOCATION.....................       0.95%       B          $ 10.63          118
AXA AGGRESSIVE ALLOCATION.....................       1.15%       B          $ 10.51          665
AXA AGGRESSIVE ALLOCATION.....................       1.20%       B          $ 10.48        3,887
AXA AGGRESSIVE ALLOCATION.....................       1.25%       B          $ 11.59       22,033
AXA AGGRESSIVE ALLOCATION.....................       1.30%       B          $ 10.99       58,442
AXA AGGRESSIVE ALLOCATION.....................       1.35%       B          $ 10.38        1,542
AXA AGGRESSIVE ALLOCATION.....................       1.40%       B          $ 10.35        4,748
AXA AGGRESSIVE ALLOCATION.....................       1.50%       B          $ 11.40       22,438
AXA AGGRESSIVE ALLOCATION.....................       1.55%       B          $ 10.26       47,988
AXA AGGRESSIVE ALLOCATION.....................       1.60%       B          $ 10.23        2,633
AXA AGGRESSIVE ALLOCATION.....................       1.65%       B          $ 11.29       91,369
AXA AGGRESSIVE ALLOCATION.....................       1.70%       B          $ 11.26        8,367
AXA AGGRESSIVE ALLOCATION.....................       1.80%       B          $ 10.11            3
AXA AGGRESSIVE ALLOCATION.....................       1.90%       B          $ 10.05           49

AXA BALANCED STRATEGY.........................       1.30%       B          $ 10.09            7
AXA BALANCED STRATEGY.........................       1.30%       B          $ 11.27        4,766
AXA BALANCED STRATEGY.........................       1.55%       B          $ 10.09           22
AXA BALANCED STRATEGY.........................       1.55%       B          $ 11.25        1,803
AXA BALANCED STRATEGY.........................       1.65%       B          $ 10.09           --
AXA BALANCED STRATEGY.........................       1.65%       B          $ 11.25        1,625
AXA BALANCED STRATEGY.........................       1.70%       B          $ 10.09           --
AXA BALANCED STRATEGY.........................       1.70%       B          $ 11.24           52

AXA CONSERVATIVE ALLOCATION...................       0.50%       B          $ 11.40           --
AXA CONSERVATIVE ALLOCATION...................       0.95%       B          $ 11.10           --
AXA CONSERVATIVE ALLOCATION...................       1.15%       B          $ 10.97          431
AXA CONSERVATIVE ALLOCATION...................       1.20%       B          $ 10.93        4,898
AXA CONSERVATIVE ALLOCATION...................       1.25%       B          $ 11.43       13,575
AXA CONSERVATIVE ALLOCATION...................       1.30%       B          $ 11.39       27,962
AXA CONSERVATIVE ALLOCATION...................       1.35%       B          $ 10.84        2,398
AXA CONSERVATIVE ALLOCATION...................       1.40%       B          $ 10.80        7,709
AXA CONSERVATIVE ALLOCATION...................       1.50%       B          $ 11.25       19,693
AXA CONSERVATIVE ALLOCATION...................       1.55%       B          $ 10.71       25,907
AXA CONSERVATIVE ALLOCATION...................       1.60%       B          $ 10.67        3,583
AXA CONSERVATIVE ALLOCATION...................       1.65%       B          $ 11.14       56,858
AXA CONSERVATIVE ALLOCATION...................       1.70%       B          $ 11.11        7,276

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
AXA CONSERVATIVE ALLOCATION.............       1.80%       B          $ 10.55            12
AXA CONSERVATIVE ALLOCATION.............       1.90%       B          $ 10.48             5

AXA CONSERVATIVE GROWTH STRATEGY........       1.30%       B          $ 10.06            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.30%       B          $ 11.14         2,471
AXA CONSERVATIVE GROWTH STRATEGY........       1.55%       B          $ 10.05            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.55%       B          $ 11.13         1,192
AXA CONSERVATIVE GROWTH STRATEGY........       1.65%       B          $ 10.05            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.65%       B          $ 11.12         1,085
AXA CONSERVATIVE GROWTH STRATEGY........       1.70%       B          $ 10.05            12
AXA CONSERVATIVE GROWTH STRATEGY........       1.70%       B          $ 11.12            73

AXA CONSERVATIVE STRATEGY...............       1.30%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.30%       B          $ 10.65         1,386
AXA CONSERVATIVE STRATEGY...............       1.55%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.55%       B          $ 10.63           457
AXA CONSERVATIVE STRATEGY...............       1.65%       B          $  9.98             3
AXA CONSERVATIVE STRATEGY...............       1.65%       B          $ 10.63         1,112
AXA CONSERVATIVE STRATEGY...............       1.70%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.70%       B          $ 10.62           151

AXA CONSERVATIVE-PLUS ALLOCATION........       0.50%       B          $ 11.16            --
AXA CONSERVATIVE-PLUS ALLOCATION........       0.95%       B          $ 10.86            --
AXA CONSERVATIVE-PLUS ALLOCATION........       1.15%       B          $ 10.73           460
AXA CONSERVATIVE-PLUS ALLOCATION........       1.20%       B          $ 10.70         3,293
AXA CONSERVATIVE-PLUS ALLOCATION........       1.25%       B          $ 11.37        16,395
AXA CONSERVATIVE-PLUS ALLOCATION........       1.30%       B          $ 11.34        27,256
AXA CONSERVATIVE-PLUS ALLOCATION........       1.35%       B          $ 10.61         1,190
AXA CONSERVATIVE-PLUS ALLOCATION........       1.40%       B          $ 10.57         5,065
AXA CONSERVATIVE-PLUS ALLOCATION........       1.50%       B          $ 11.19        21,464
AXA CONSERVATIVE-PLUS ALLOCATION........       1.55%       B          $ 10.48        20,920
AXA CONSERVATIVE-PLUS ALLOCATION........       1.60%       B          $ 10.45         2,907
AXA CONSERVATIVE-PLUS ALLOCATION........       1.65%       B          $ 11.08        48,383
AXA CONSERVATIVE-PLUS ALLOCATION........       1.70%       B          $ 11.05         4,925
AXA CONSERVATIVE-PLUS ALLOCATION........       1.80%       B          $ 10.32            --
AXA CONSERVATIVE-PLUS ALLOCATION........       1.90%       B          $ 10.26            22

AXA GROWTH STRATEGY.....................       1.30%       B          $ 10.16             4
AXA GROWTH STRATEGY.....................       1.30%       B          $ 11.76         9,085
AXA GROWTH STRATEGY.....................       1.55%       B          $ 10.16            --
AXA GROWTH STRATEGY.....................       1.55%       B          $ 11.74         3,580
AXA GROWTH STRATEGY.....................       1.65%       B          $ 10.16            --
AXA GROWTH STRATEGY.....................       1.65%       B          $ 11.74         3,815
AXA GROWTH STRATEGY.....................       1.70%       B          $ 10.16             6
AXA GROWTH STRATEGY.....................       1.70%       B          $ 11.73           200

AXA MODERATE ALLOCATION.................       1.30%       A          $ 10.10             2
AXA MODERATE ALLOCATION.................       1.55%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       1.65%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       1.70%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       0.50%       B          $ 55.12            --
AXA MODERATE ALLOCATION.................       0.95%       B          $ 49.45             3
AXA MODERATE ALLOCATION.................       1.15%       B          $ 47.11           450
AXA MODERATE ALLOCATION.................       1.20%       B          $ 46.54         4,129
AXA MODERATE ALLOCATION.................       1.25%       B          $ 11.52        66,947
AXA MODERATE ALLOCATION.................       1.30%       B          $ 11.42       127,613
AXA MODERATE ALLOCATION.................       1.35%       B          $ 44.88         1,234
AXA MODERATE ALLOCATION.................       1.40%       B          $ 44.34         7,003
AXA MODERATE ALLOCATION.................       1.50%       B          $ 11.34        83,661

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
AXA MODERATE ALLOCATION.....................       1.55%       B          $ 42.75        23,023
AXA MODERATE ALLOCATION.....................       1.60%       B          $ 42.24         3,090
AXA MODERATE ALLOCATION.....................       1.65%       B          $ 11.23       187,530
AXA MODERATE ALLOCATION.....................       1.70%       B          $ 41.22         4,527
AXA MODERATE ALLOCATION.....................       1.80%       B          $ 40.23            33
AXA MODERATE ALLOCATION.....................       1.90%       B          $ 39.26             3

AXA MODERATE GROWTH STRATEGY................       1.30%       B          $ 10.13           175
AXA MODERATE GROWTH STRATEGY................       1.30%       B          $ 11.73         9,521
AXA MODERATE GROWTH STRATEGY................       1.55%       B          $ 10.12           119
AXA MODERATE GROWTH STRATEGY................       1.55%       B          $ 11.71         4,999
AXA MODERATE GROWTH STRATEGY................       1.65%       B          $ 10.12            39
AXA MODERATE GROWTH STRATEGY................       1.65%       B          $ 11.70         3,014
AXA MODERATE GROWTH STRATEGY................       1.70%       B          $ 10.12            --
AXA MODERATE GROWTH STRATEGY................       1.70%       B          $ 11.70           504

AXA MODERATE-PLUS ALLOCATION................       1.30%       A          $ 10.17            32
AXA MODERATE-PLUS ALLOCATION................       1.55%       A          $ 10.16            --
AXA MODERATE-PLUS ALLOCATION................       1.65%       A          $ 10.16             1
AXA MODERATE-PLUS ALLOCATION................       1.70%       A          $ 10.16            --
AXA MODERATE-PLUS ALLOCATION................       0.50%       B          $ 11.30            --
AXA MODERATE-PLUS ALLOCATION................       0.95%       B          $ 11.00             7
AXA MODERATE-PLUS ALLOCATION................       1.15%       B          $ 10.87         2,184
AXA MODERATE-PLUS ALLOCATION................       1.20%       B          $ 10.84        11,520
AXA MODERATE-PLUS ALLOCATION................       1.25%       B          $ 11.96        92,197
AXA MODERATE-PLUS ALLOCATION................       1.30%       B          $ 11.92       175,685
AXA MODERATE-PLUS ALLOCATION................       1.35%       B          $ 10.74         5,278
AXA MODERATE-PLUS ALLOCATION................       1.40%       B          $ 10.71        18,681
AXA MODERATE-PLUS ALLOCATION................       1.50%       B          $ 11.77       100,690
AXA MODERATE-PLUS ALLOCATION................       1.55%       B          $ 10.61       147,651
AXA MODERATE-PLUS ALLOCATION................       1.60%       B          $ 10.58         8,360
AXA MODERATE-PLUS ALLOCATION................       1.65%       B          $ 11.66       319,013
AXA MODERATE-PLUS ALLOCATION................       1.70%       B          $ 11.62        27,631
AXA MODERATE-PLUS ALLOCATION................       1.80%       B          $ 10.46            47
AXA MODERATE-PLUS ALLOCATION................       1.90%       B          $ 10.39             1

AXA TACTICAL MANAGER 2000 I.................       1.30%       B          $ 10.75             7
AXA TACTICAL MANAGER 2000 I.................       1.55%       B          $ 10.74            --
AXA TACTICAL MANAGER 2000 I.................       1.65%       B          $ 10.74            --
AXA TACTICAL MANAGER 2000 I.................       1.70%       B          $ 10.74            --

AXA TACTICAL MANAGER 400 I..................       1.30%       B          $ 10.45             7
AXA TACTICAL MANAGER 400 I..................       1.55%       B          $ 10.44            --
AXA TACTICAL MANAGER 400 I..................       1.65%       B          $ 10.44            --
AXA TACTICAL MANAGER 400 I..................       1.70%       B          $ 10.44            --

AXA TACTICAL MANAGER 500 I..................       1.30%       B          $ 10.23            25
AXA TACTICAL MANAGER 500 I..................       1.55%       B          $ 10.23            --
AXA TACTICAL MANAGER 500 I..................       1.65%       B          $ 10.23            --
AXA TACTICAL MANAGER 500 I..................       1.70%       B          $ 10.23            --

AXA TACTICAL MANAGER INTERNATIONAL I........       1.30%       B          $ 10.00             8
AXA TACTICAL MANAGER INTERNATIONAL I........       1.55%       B          $  9.99            --
AXA TACTICAL MANAGER INTERNATIONAL I........       1.65%       B          $  9.99            --
AXA TACTICAL MANAGER INTERNATIONAL I........       1.70%       B          $  9.99            --

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.30%       B          $ 10.13           60
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.55%       B          $ 10.13            1
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.65%       B          $ 10.13           --
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.70%       B          $ 10.13            2

EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.30%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.55%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.65%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.70%       A          $  9.99           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       0.50%       B          $ 14.05           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       0.95%       B          $ 13.14            1
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.20%       B          $ 12.66        3,842
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.25%       B          $ 12.23        7,341
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.30%       B          $ 12.14        7,762
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.35%       B          $ 12.38        1,319
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.40%       B          $ 12.28        5,893
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.50%       B          $ 12.04        9,665
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.55%       B          $ 12.01        6,599
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.60%       B          $ 11.92        2,139
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.65%       B          $ 11.92       11,782
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.70%       B          $ 11.74        1,714
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.80%       B          $ 11.57           48
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.90%       B          $ 11.40            6

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.30%       A          $ 10.73           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.55%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.65%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.70%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       0.50%       B          $ 17.04           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       0.95%       B          $ 16.09           12
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.20%       B          $ 15.58        2,049
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.25%       B          $ 12.12        3,041
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.30%       B          $ 12.04        2,475
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.35%       B          $ 15.28        1,789
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.40%       B          $ 15.19        3,238
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.50%       B          $ 11.93        4,681
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.55%       B          $ 14.90        2,587
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.60%       B          $ 14.80        1,585
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.65%       B          $ 11.81        3,707
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.70%       B          $ 14.61          346
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.80%       B          $ 14.42            7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.90%       B          $ 14.24            2

EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.30%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.55%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.65%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.70%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       0.50%       B          $  8.34           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       0.95%       B          $  8.21           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.20%       B          $  8.15          341
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.25%       B          $  8.13          710
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.30%       B          $  8.12        3,612
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.35%       B          $  8.11           99
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.40%       B          $  8.09          384
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.50%       B          $  8.06          668
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.55%       B          $  8.05        2,073
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.60%       B          $  8.04          145

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.65%       B          $  8.02        4,217
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.70%       B          $  8.01          380
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.80%       B          $  7.98           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.90%       B          $  7.96           --

EQ/BLACKROCK BASIC VALUE EQUITY.............       1.30%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.55%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.65%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.70%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       0.50%       B          $ 21.64           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       0.95%       B          $ 20.43           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.20%       B          $ 19.79        3,557
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.25%       B          $ 11.67        7,160
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.30%       B          $ 11.59        7,088
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.35%       B          $ 19.41        1,562
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.40%       B          $ 19.29        5,417
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.50%       B          $ 11.48       10,304
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.55%       B          $ 18.92        4,776
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.60%       B          $ 18.80        2,050
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.65%       B          $ 11.37        9,718
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.70%       B          $ 18.56          880
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.80%       B          $ 18.32           19
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.90%       B          $ 18.09            3

EQ/BLACKROCK INTERNATIONAL VALUE............       1.30%       A          $  9.92            1
EQ/BLACKROCK INTERNATIONAL VALUE............       1.55%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       1.65%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       1.70%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       0.50%       B          $ 20.05           --
EQ/BLACKROCK INTERNATIONAL VALUE............       0.95%       B          $ 18.93           17
EQ/BLACKROCK INTERNATIONAL VALUE............       1.20%       B          $ 18.33        3,102
EQ/BLACKROCK INTERNATIONAL VALUE............       1.25%       B          $ 14.28        5,740
EQ/BLACKROCK INTERNATIONAL VALUE............       1.30%       B          $ 14.19        4,627
EQ/BLACKROCK INTERNATIONAL VALUE............       1.35%       B          $ 17.99        3,639
EQ/BLACKROCK INTERNATIONAL VALUE............       1.40%       B          $ 17.87        4,006
EQ/BLACKROCK INTERNATIONAL VALUE............       1.50%       B          $ 14.05        8,129
EQ/BLACKROCK INTERNATIONAL VALUE............       1.55%       B          $ 17.53        5,490
EQ/BLACKROCK INTERNATIONAL VALUE............       1.60%       B          $ 17.42        2,216
EQ/BLACKROCK INTERNATIONAL VALUE............       1.65%       B          $ 13.92        9,672
EQ/BLACKROCK INTERNATIONAL VALUE............       1.70%       B          $ 17.19          984
EQ/BLACKROCK INTERNATIONAL VALUE............       1.80%       B          $ 16.97           39
EQ/BLACKROCK INTERNATIONAL VALUE............       1.90%       B          $ 16.76            7

EQ/BOSTON ADVISORS EQUITY INCOME............       1.30%       A          $ 10.15           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.55%       A          $ 10.15           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.65%       A          $ 10.14           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.70%       A          $ 10.14           --
EQ/BOSTON ADVISORS EQUITY INCOME............       0.50%       B          $  5.60           --
EQ/BOSTON ADVISORS EQUITY INCOME............       0.95%       B          $  5.33            1
EQ/BOSTON ADVISORS EQUITY INCOME............       1.20%       B          $  5.18        1,513
EQ/BOSTON ADVISORS EQUITY INCOME............       1.25%       B          $  5.15        4,976
EQ/BOSTON ADVISORS EQUITY INCOME............       1.30%       B          $  2.09       12,019
EQ/BOSTON ADVISORS EQUITY INCOME............       1.35%       B          $  5.10          352
EQ/BOSTON ADVISORS EQUITY INCOME............       1.40%       B          $  5.07        2,152
EQ/BOSTON ADVISORS EQUITY INCOME............       1.50%       B          $  5.01        8,195
EQ/BOSTON ADVISORS EQUITY INCOME............       1.55%       B          $  4.98        5,308
EQ/BOSTON ADVISORS EQUITY INCOME............       1.60%       B          $  4.95          481
EQ/BOSTON ADVISORS EQUITY INCOME............       1.65%       B          $  4.93        7,687

                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/BOSTON ADVISORS EQUITY INCOME........       1.70%       B          $  4.90          611
EQ/BOSTON ADVISORS EQUITY INCOME........       1.80%       B          $  4.84            1
EQ/BOSTON ADVISORS EQUITY INCOME........       1.90%       B          $  4.79           24

EQ/CALVERT SOCIALLY RESPONSIBLE.........       0.50%       B          $  7.63           --
EQ/CALVERT SOCIALLY RESPONSIBLE.........       0.95%       B          $  7.28           --
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.20%       B          $  7.09          416
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.25%       B          $  9.28          771
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.30%       B          $  9.23          723
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.35%       B          $  6.98          113
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.40%       B          $  6.94          612
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.50%       B          $  9.13          829
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.55%       B          $  6.83          641
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.60%       B          $  6.80          187
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.65%       B          $  9.04          976
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.70%       B          $  6.72          265
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.80%       B          $  6.65            1
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.90%       B          $  6.58           --

EQ/CAPITAL GUARDIAN GROWTH..............       1.30%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.55%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.65%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.70%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       0.50%       B          $ 11.77           --
EQ/CAPITAL GUARDIAN GROWTH..............       0.95%       B          $ 11.11            2
EQ/CAPITAL GUARDIAN GROWTH..............       1.20%       B          $ 10.76        1,557
EQ/CAPITAL GUARDIAN GROWTH..............       1.25%       B          $  9.66        3,404
EQ/CAPITAL GUARDIAN GROWTH..............       1.30%       B          $  9.59        3,953
EQ/CAPITAL GUARDIAN GROWTH..............       1.35%       B          $ 10.56        3,755
EQ/CAPITAL GUARDIAN GROWTH..............       1.40%       B          $ 10.49        1,782
EQ/CAPITAL GUARDIAN GROWTH..............       1.50%       B          $  9.50        2,537
EQ/CAPITAL GUARDIAN GROWTH..............       1.55%       B          $ 10.29        2,912
EQ/CAPITAL GUARDIAN GROWTH..............       1.60%       B          $ 10.22        1,536
EQ/CAPITAL GUARDIAN GROWTH..............       1.65%       B          $  9.41       10,253
EQ/CAPITAL GUARDIAN GROWTH..............       1.70%       B          $ 10.09        1,490
EQ/CAPITAL GUARDIAN GROWTH..............       1.80%       B          $  9.96           10
EQ/CAPITAL GUARDIAN GROWTH..............       1.90%       B          $  9.84            8

EQ/CAPITAL GUARDIAN RESEARCH............       1.30%       A          $ 10.42           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.55%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.65%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.70%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       0.50%       B          $ 11.09           --
EQ/CAPITAL GUARDIAN RESEARCH............       0.95%       B          $ 10.57           52
EQ/CAPITAL GUARDIAN RESEARCH............       1.20%       B          $ 10.29       11,050
EQ/CAPITAL GUARDIAN RESEARCH............       1.25%       B          $ 10.58       10,220
EQ/CAPITAL GUARDIAN RESEARCH............       1.30%       B          $ 10.52        3,080
EQ/CAPITAL GUARDIAN RESEARCH............       1.35%       B          $ 10.12        7,935
EQ/CAPITAL GUARDIAN RESEARCH............       1.40%       B          $ 10.06       12,046
EQ/CAPITAL GUARDIAN RESEARCH............       1.50%       B          $ 10.41        8,530
EQ/CAPITAL GUARDIAN RESEARCH............       1.55%       B          $  9.90        5,543
EQ/CAPITAL GUARDIAN RESEARCH............       1.60%       B          $  9.85       11,353
EQ/CAPITAL GUARDIAN RESEARCH............       1.65%       B          $ 10.31       14,379
EQ/CAPITAL GUARDIAN RESEARCH............       1.70%       B          $  9.74        2,196
EQ/CAPITAL GUARDIAN RESEARCH............       1.80%       B          $  9.64           77
EQ/CAPITAL GUARDIAN RESEARCH............       1.90%       B          $  9.53           11

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                              Units
                                     Contract                              Outstanding
                                      charges   Share Class   Unit Value     (000s)
                                    ---------- ------------- ------------ ------------
EQ/COMMON STOCK INDEX............       1.30%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.55%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.65%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.70%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       0.50%       B          $ 256.03           --
EQ/COMMON STOCK INDEX............       0.95%       B          $ 219.55            1
EQ/COMMON STOCK INDEX............       1.20%       B          $ 201.51          301
EQ/COMMON STOCK INDEX............       1.25%       B          $   9.97        9,230
EQ/COMMON STOCK INDEX............       1.30%       B          $   9.79        6,300
EQ/COMMON STOCK INDEX............       1.35%       B          $ 191.39          486
EQ/COMMON STOCK INDEX............       1.40%       B          $ 188.13          462
EQ/COMMON STOCK INDEX............       1.50%       B          $   9.81       15,628
EQ/COMMON STOCK INDEX............       1.55%       B          $ 178.67          502
EQ/COMMON STOCK INDEX............       1.60%       B          $ 175.62          270
EQ/COMMON STOCK INDEX............       1.65%       B          $   9.72        8,285
EQ/COMMON STOCK INDEX............       1.70%       B          $ 169.68           60
EQ/COMMON STOCK INDEX............       1.80%       B          $ 163.92            2
EQ/COMMON STOCK INDEX............       1.90%       B          $ 158.35            1

EQ/CORE BOND INDEX...............       0.50%       B          $  14.70           --
EQ/CORE BOND INDEX...............       0.95%       B          $  13.92           11
EQ/CORE BOND INDEX...............       1.20%       B          $  13.51        7,161
EQ/CORE BOND INDEX...............       1.25%       B          $  10.11       11,826
EQ/CORE BOND INDEX...............       1.30%       B          $   9.92           32
EQ/CORE BOND INDEX...............       1.30%       B          $  10.05        9,215
EQ/CORE BOND INDEX...............       1.35%       B          $  13.26        3,654
EQ/CORE BOND INDEX...............       1.40%       B          $  13.18       10,278
EQ/CORE BOND INDEX...............       1.50%       B          $   9.95       14,762
EQ/CORE BOND INDEX...............       1.55%       B          $   9.91           --
EQ/CORE BOND INDEX...............       1.55%       B          $  12.94        8,565
EQ/CORE BOND INDEX...............       1.60%       B          $  12.87        6,863
EQ/CORE BOND INDEX...............       1.65%       B          $   9.85       15,630
EQ/CORE BOND INDEX...............       1.65%       B          $   9.91           --
EQ/CORE BOND INDEX...............       1.70%       B          $   9.91            6
EQ/CORE BOND INDEX...............       1.70%       B          $  12.71        1,504
EQ/CORE BOND INDEX...............       1.80%       B          $  12.56          108
EQ/CORE BOND INDEX...............       1.90%       B          $  12.40           15

EQ/DAVIS NEW YORK VENTURE........       1.30%       A          $  10.28           --
EQ/DAVIS NEW YORK VENTURE........       1.55%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       1.65%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       1.70%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       0.50%       B          $   8.96           --
EQ/DAVIS NEW YORK VENTURE........       0.95%       B          $   8.83           --
EQ/DAVIS NEW YORK VENTURE........       1.20%       B          $   8.76        1,352
EQ/DAVIS NEW YORK VENTURE........       1.25%       B          $   8.74        2,865
EQ/DAVIS NEW YORK VENTURE........       1.30%       B          $   8.73        8,363
EQ/DAVIS NEW YORK VENTURE........       1.35%       B          $   8.71          397
EQ/DAVIS NEW YORK VENTURE........       1.40%       B          $   8.70        1,529
EQ/DAVIS NEW YORK VENTURE........       1.50%       B          $   8.67        3,565
EQ/DAVIS NEW YORK VENTURE........       1.55%       B          $   8.65        6,031
EQ/DAVIS NEW YORK VENTURE........       1.60%       B          $   8.64          803
EQ/DAVIS NEW YORK VENTURE........       1.65%       B          $   8.63       12,570
EQ/DAVIS NEW YORK VENTURE........       1.70%       B          $   8.61        1,601
EQ/DAVIS NEW YORK VENTURE........       1.80%       B          $   8.58           --
EQ/DAVIS NEW YORK VENTURE........       1.90%       B          $   8.55            4

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                              Units
                                     Contract                              Outstanding
                                      charges   Share Class   Unit Value     (000s)
                                    ---------- ------------- ------------ ------------
EQ/EQUITY 500 INDEX..............       1.30%       A          $ 10.26            3
EQ/EQUITY 500 INDEX..............       1.55%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       1.65%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       1.70%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       0.50%       B          $ 27.29           --
EQ/EQUITY 500 INDEX..............       0.95%       B          $ 25.40            4
EQ/EQUITY 500 INDEX..............       1.20%       B          $ 24.40        4,963
EQ/EQUITY 500 INDEX..............       1.25%       B          $ 10.96       10,178
EQ/EQUITY 500 INDEX..............       1.30%       B          $ 10.87        8,430
EQ/EQUITY 500 INDEX..............       1.35%       B          $ 23.82        3,275
EQ/EQUITY 500 INDEX..............       1.40%       B          $ 23.63        7,232
EQ/EQUITY 500 INDEX..............       1.50%       B          $ 10.78       14,347
EQ/EQUITY 500 INDEX..............       1.55%       B          $ 23.07        4,766
EQ/EQUITY 500 INDEX..............       1.60%       B          $ 22.89        4,502
EQ/EQUITY 500 INDEX..............       1.65%       B          $ 10.68       16,494
EQ/EQUITY 500 INDEX..............       1.70%       B          $ 22.52        1,432
EQ/EQUITY 500 INDEX..............       1.80%       B          $ 22.16           94
EQ/EQUITY 500 INDEX..............       1.90%       B          $ 21.81            8

EQ/EQUITY GROWTH PLUS............       0.50%       B          $ 14.75           --
EQ/EQUITY GROWTH PLUS............       0.95%       B          $ 14.20            6
EQ/EQUITY GROWTH PLUS............       1.20%       B          $ 13.91        8,286
EQ/EQUITY GROWTH PLUS............       1.25%       B          $ 11.43       14,342
EQ/EQUITY GROWTH PLUS............       1.30%       B          $ 11.38       11,370
EQ/EQUITY GROWTH PLUS............       1.35%       B          $ 13.73        1,079
EQ/EQUITY GROWTH PLUS............       1.40%       B          $ 13.67       12,414
EQ/EQUITY GROWTH PLUS............       1.50%       B          $ 11.24       19,010
EQ/EQUITY GROWTH PLUS............       1.55%       B          $ 13.50        9,136
EQ/EQUITY GROWTH PLUS............       1.60%       B          $ 13.44        4,931
EQ/EQUITY GROWTH PLUS............       1.65%       B          $ 11.14       25,216
EQ/EQUITY GROWTH PLUS............       1.70%       B          $ 13.33        2,904
EQ/EQUITY GROWTH PLUS............       1.80%       B          $ 13.22           41
EQ/EQUITY GROWTH PLUS............       1.90%       B          $ 13.11            3

EQ/EVERGREEN OMEGA...............       0.50%       B          $ 10.64           --
EQ/EVERGREEN OMEGA...............       0.95%       B          $ 10.13           --
EQ/EVERGREEN OMEGA...............       1.20%       B          $  9.85        2,394
EQ/EVERGREEN OMEGA...............       1.25%       B          $ 13.22        2,715
EQ/EVERGREEN OMEGA...............       1.30%       B          $ 13.14        2,913
EQ/EVERGREEN OMEGA...............       1.35%       B          $  9.68          407
EQ/EVERGREEN OMEGA...............       1.40%       B          $  9.63        3,116
EQ/EVERGREEN OMEGA...............       1.50%       B          $ 13.01        3,275
EQ/EVERGREEN OMEGA...............       1.55%       B          $  9.47        3,886
EQ/EVERGREEN OMEGA...............       1.60%       B          $  9.42        1,281
EQ/EVERGREEN OMEGA...............       1.65%       B          $ 12.88        5,221
EQ/EVERGREEN OMEGA...............       1.70%       B          $  9.31          537
EQ/EVERGREEN OMEGA...............       1.80%       B          $  9.21           --
EQ/EVERGREEN OMEGA...............       1.90%       B          $  9.11            2

EQ/FRANKLIN CORE BALANCED........       1.30%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.55%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.65%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.70%       A          $ 10.28           --
EQ/FRANKLIN CORE BALANCED........       0.50%       B          $  9.36           --
EQ/FRANKLIN CORE BALANCED........       0.95%       B          $  9.22           15
EQ/FRANKLIN CORE BALANCED........       1.20%       B          $  9.14        2,199
EQ/FRANKLIN CORE BALANCED........       1.25%       B          $  9.13        5,541

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                      Units
                                             Contract                              Outstanding
                                              charges   Share Class   Unit Value     (000s)
                                            ---------- ------------- ------------ ------------
EQ/FRANKLIN CORE BALANCED................       1.30%       B          $  9.11        9,627
EQ/FRANKLIN CORE BALANCED................       1.35%       B          $  9.10          550
EQ/FRANKLIN CORE BALANCED................       1.40%       B          $  9.08        3,211
EQ/FRANKLIN CORE BALANCED................       1.50%       B          $  9.05        6,931
EQ/FRANKLIN CORE BALANCED................       1.55%       B          $  9.03        8,263
EQ/FRANKLIN CORE BALANCED................       1.60%       B          $  9.02        1,591
EQ/FRANKLIN CORE BALANCED................       1.65%       B          $  9.00       26,123
EQ/FRANKLIN CORE BALANCED................       1.70%       B          $  8.99        1,908
EQ/FRANKLIN CORE BALANCED................       1.80%       B          $  8.96           11
EQ/FRANKLIN CORE BALANCED................       1.90%       B          $  8.93           --

EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.30%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.55%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.65%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.70%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       0.50%       B          $  7.68           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       0.95%       B          $  7.59           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.15%       B          $  7.55          702
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.20%       B          $  7.54        1,026
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.25%       B          $  7.53        3,919
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.30%       B          $  7.52       53,600
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.35%       B          $  7.51          558
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.40%       B          $  7.50        2,091
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.50%       B          $  7.48        4,821
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.55%       B          $  7.47       29,210
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.60%       B          $  7.46        1,076
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.65%       B          $  7.45       77,428
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.70%       B          $  7.44        4,971
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.80%       B          $  7.42           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.90%       B          $  7.40           --

EQ/GAMCO MERGERS AND ACQUISITIONS........       1.30%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.55%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.65%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.70%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       0.50%       B          $ 12.08           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       0.95%       B          $ 11.82           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.20%       B          $ 11.68          338
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.25%       B          $ 11.66        1,452
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.30%       B          $ 11.42        2,024
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.35%       B          $ 11.60           84
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.40%       B          $ 11.57          966
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.50%       B          $ 11.52        2,090
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.55%       B          $ 11.49        1,717
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.60%       B          $ 11.47          175
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.65%       B          $ 11.44        2,904
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.70%       B          $ 11.41          248
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.80%       B          $ 11.36           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.90%       B          $ 11.30           --

EQ/GAMCO SMALL COMPANY VALUE.............       1.30%       A          $ 10.59            1
EQ/GAMCO SMALL COMPANY VALUE.............       1.55%       A          $ 10.58            1
EQ/GAMCO SMALL COMPANY VALUE.............       1.65%       A          $ 10.58           --
EQ/GAMCO SMALL COMPANY VALUE.............       1.70%       A          $ 10.58           --
EQ/GAMCO SMALL COMPANY VALUE.............       0.50%       B          $ 34.01           --
EQ/GAMCO SMALL COMPANY VALUE.............       0.95%       B          $ 30.86           --
EQ/GAMCO SMALL COMPANY VALUE.............       1.20%       B          $ 29.24          996
EQ/GAMCO SMALL COMPANY VALUE.............       1.25%       B          $ 28.92        2,481

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
EQ/GAMCO SMALL COMPANY VALUE.................       1.30%       B          $ 44.36        2,346
EQ/GAMCO SMALL COMPANY VALUE.................       1.35%       B          $ 28.30          281
EQ/GAMCO SMALL COMPANY VALUE.................       1.40%       B          $ 27.99        1,672
EQ/GAMCO SMALL COMPANY VALUE.................       1.50%       B          $ 27.39        4,025
EQ/GAMCO SMALL COMPANY VALUE.................       1.55%       B          $ 27.10        3,958
EQ/GAMCO SMALL COMPANY VALUE.................       1.60%       B          $ 26.80          352
EQ/GAMCO SMALL COMPANY VALUE.................       1.65%       B          $ 26.51        4,361
EQ/GAMCO SMALL COMPANY VALUE.................       1.70%       B          $ 26.23          666
EQ/GAMCO SMALL COMPANY VALUE.................       1.80%       B          $ 25.66            1
EQ/GAMCO SMALL COMPANY VALUE.................       1.90%       B          $ 25.11            6

EQ/GLOBAL BOND PLUS..........................       1.30%       A          $  9.85            2
EQ/GLOBAL BOND PLUS..........................       1.55%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       1.65%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       1.70%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       0.50%       B          $ 11.75           --
EQ/GLOBAL BOND PLUS..........................       0.95%       B          $ 11.53           --
EQ/GLOBAL BOND PLUS..........................       1.20%       B          $ 11.41        1,509
EQ/GLOBAL BOND PLUS..........................       1.25%       B          $ 11.38        3,352
EQ/GLOBAL BOND PLUS..........................       1.30%       B          $ 11.36        5,026
EQ/GLOBAL BOND PLUS..........................       1.35%       B          $ 11.41          463
EQ/GLOBAL BOND PLUS..........................       1.40%       B          $ 11.31        2,574
EQ/GLOBAL BOND PLUS..........................       1.50%       B          $ 11.26        6,162
EQ/GLOBAL BOND PLUS..........................       1.55%       B          $ 11.24        5,491
EQ/GLOBAL BOND PLUS..........................       1.60%       B          $ 11.21        1,156
EQ/GLOBAL BOND PLUS..........................       1.65%       B          $ 11.19        9,976
EQ/GLOBAL BOND PLUS..........................       1.70%       B          $ 11.16        1,037
EQ/GLOBAL BOND PLUS..........................       1.80%       B          $ 11.12           --
EQ/GLOBAL BOND PLUS..........................       1.90%       B          $ 11.07            1

EQ/GLOBAL MULTI-SECTOR EQUITY................       1.30%       A          $ 10.16            2
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.55%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.65%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.70%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       0.50%       B          $ 18.29           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       0.95%       B          $ 17.29           30
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.20%       B          $ 16.76        3,162
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.25%       B          $ 21.81        5,923
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.30%       B          $ 21.67        6,856
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.35%       B          $ 16.45        1,671
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.40%       B          $ 16.34        6,743
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.50%       B          $ 21.46       10,074
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.55%       B          $ 16.04        9,622
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.60%       B          $ 15.94        2,334
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.65%       B          $ 21.26       10,747
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.70%       B          $ 15.74        1,600
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.80%       B          $ 15.54           22
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.90%       B          $ 15.35            3

EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       0.50%       B          $ 23.11           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       0.95%       B          $ 21.23            1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.20%       B          $ 20.25        2,027
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.25%       B          $ 10.79        2,428
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.30%       B          $  9.89            3
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.30%       B          $ 10.68        4,131
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.35%       B          $ 19.68          524
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.40%       B          $ 19.49        3,150
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.50%       B          $ 10.62        3,441

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.55%       B          $  9.89           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.55%       B          $ 18.94        2,248
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.60%       B          $ 18.76        1,385
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.65%       B          $  9.89           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.65%       B          $ 10.51        6,213
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.70%       B          $  9.89            6
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.70%       B          $ 18.41          875
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.80%       B          $ 18.06            1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.90%       B          $ 17.72            1

EQ/INTERNATIONAL CORE PLUS...................       1.30%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.55%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.65%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.70%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       0.50%       B          $ 13.14           --
EQ/INTERNATIONAL CORE PLUS...................       0.95%       B          $ 12.52           37
EQ/INTERNATIONAL CORE PLUS...................       1.20%       B          $ 12.18        4,895
EQ/INTERNATIONAL CORE PLUS...................       1.25%       B          $ 14.15        6,923
EQ/INTERNATIONAL CORE PLUS...................       1.30%       B          $ 14.08        5,399
EQ/INTERNATIONAL CORE PLUS...................       1.35%       B          $ 11.99        1,671
EQ/INTERNATIONAL CORE PLUS...................       1.40%       B          $ 11.92        6,378
EQ/INTERNATIONAL CORE PLUS...................       1.50%       B          $ 13.93        7,101
EQ/INTERNATIONAL CORE PLUS...................       1.55%       B          $ 11.73        6,484
EQ/INTERNATIONAL CORE PLUS...................       1.60%       B          $ 11.67        5,230
EQ/INTERNATIONAL CORE PLUS...................       1.65%       B          $ 13.80       12,800
EQ/INTERNATIONAL CORE PLUS...................       1.70%       B          $ 11.54        2,278
EQ/INTERNATIONAL CORE PLUS...................       1.80%       B          $ 11.42           18
EQ/INTERNATIONAL CORE PLUS...................       1.90%       B          $ 11.29            2

EQ/INTERNATIONAL ETF.........................       1.30%       A          $ 10.00           --
EQ/INTERNATIONAL ETF.........................       1.55%       A          $  9.99           --
EQ/INTERNATIONAL ETF.........................       1.65%       A          $  9.99           --
EQ/INTERNATIONAL ETF.........................       1.70%       A          $  9.99           --

EQ/INTERNATIONAL GROWTH......................       1.30%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.55%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.65%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.70%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       0.50%       B          $ 13.56           --
EQ/INTERNATIONAL GROWTH......................       0.95%       B          $ 13.28           --
EQ/INTERNATIONAL GROWTH......................       1.20%       B          $ 13.12          939
EQ/INTERNATIONAL GROWTH......................       1.25%       B          $ 13.09        1,995
EQ/INTERNATIONAL GROWTH......................       1.30%       B          $  5.80        7,396
EQ/INTERNATIONAL GROWTH......................       1.35%       B          $ 13.03          214
EQ/INTERNATIONAL GROWTH......................       1.40%       B          $ 13.00        1,298
EQ/INTERNATIONAL GROWTH......................       1.50%       B          $ 12.94        2,941
EQ/INTERNATIONAL GROWTH......................       1.55%       B          $ 12.91        3,313
EQ/INTERNATIONAL GROWTH......................       1.60%       B          $ 12.88          458
EQ/INTERNATIONAL GROWTH......................       1.65%       B          $ 12.85        5,774
EQ/INTERNATIONAL GROWTH......................       1.70%       B          $ 12.82          777
EQ/INTERNATIONAL GROWTH......................       1.80%       B          $ 12.76           13
EQ/INTERNATIONAL GROWTH......................       1.90%       B          $ 12.70            1

EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.30%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.55%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.65%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.70%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       0.50%       B          $ 13.54           --

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                    Units
                                           Contract                              Outstanding
                                            charges   Share Class   Unit Value     (000s)
                                          ---------- ------------- ------------ ------------
EQ/JPMORGAN VALUE OPPORTUNITIES........       0.95%       B          $ 12.78            3
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.20%       B          $ 12.38        1,918
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.25%       B          $ 11.12        1,342
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.30%       B          $ 11.05        1,315
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.35%       B          $ 12.14        5,750
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.40%       B          $ 12.06        2,640
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.50%       B          $ 10.94        1,477
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.55%       B          $ 11.83        2,758
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.60%       B          $ 11.76        2,244
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.65%       B          $ 10.84        2,250
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.70%       B          $ 11.61          275
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.80%       B          $ 11.46           42
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.90%       B          $ 11.31           14

EQ/LARGE CAP CORE PLUS.................       0.50%       B          $  9.18           --
EQ/LARGE CAP CORE PLUS.................       0.95%       B          $  8.73            3
EQ/LARGE CAP CORE PLUS.................       1.20%       B          $  8.50        2,214
EQ/LARGE CAP CORE PLUS.................       1.25%       B          $ 10.89          933
EQ/LARGE CAP CORE PLUS.................       1.30%       B          $ 10.82          588
EQ/LARGE CAP CORE PLUS.................       1.35%       B          $  8.35        1,599
EQ/LARGE CAP CORE PLUS.................       1.40%       B          $  8.31        2,676
EQ/LARGE CAP CORE PLUS.................       1.50%       B          $ 10.71        1,069
EQ/LARGE CAP CORE PLUS.................       1.55%       B          $  8.17        2,683
EQ/LARGE CAP CORE PLUS.................       1.60%       B          $  8.12        3,499
EQ/LARGE CAP CORE PLUS.................       1.65%       B          $ 10.61        1,676
EQ/LARGE CAP CORE PLUS.................       1.70%       B          $  8.03          367
EQ/LARGE CAP CORE PLUS.................       1.80%       B          $  7.94           33
EQ/LARGE CAP CORE PLUS.................       1.90%       B          $  7.86            2

EQ/LARGE CAP GROWTH INDEX..............       1.30%       A          $ 10.39           --
EQ/LARGE CAP GROWTH INDEX..............       1.55%       A          $ 10.39           --
EQ/LARGE CAP GROWTH INDEX..............       1.65%       A          $ 10.38           --
EQ/LARGE CAP GROWTH INDEX..............       1.70%       A          $ 10.38           --
EQ/LARGE CAP GROWTH INDEX..............       0.50%       B          $  7.28           --
EQ/LARGE CAP GROWTH INDEX..............       0.95%       B          $  6.93           29
EQ/LARGE CAP GROWTH INDEX..............       1.20%       B          $  6.75        3,809
EQ/LARGE CAP GROWTH INDEX..............       1.25%       B          $ 11.77        2,408
EQ/LARGE CAP GROWTH INDEX..............       1.30%       B          $ 11.71        1,648
EQ/LARGE CAP GROWTH INDEX..............       1.35%       B          $  6.64        3,463
EQ/LARGE CAP GROWTH INDEX..............       1.40%       B          $  6.60        5,711
EQ/LARGE CAP GROWTH INDEX..............       1.50%       B          $ 11.58        3,111
EQ/LARGE CAP GROWTH INDEX..............       1.55%       B          $  6.50        7,663
EQ/LARGE CAP GROWTH INDEX..............       1.60%       B          $  6.46        6,521
EQ/LARGE CAP GROWTH INDEX..............       1.65%       B          $ 11.47        4,165
EQ/LARGE CAP GROWTH INDEX..............       1.70%       B          $  6.39        1,047
EQ/LARGE CAP GROWTH INDEX..............       1.80%       B          $  6.32           51
EQ/LARGE CAP GROWTH INDEX..............       1.90%       B          $  6.26           26

EQ/LARGE CAP GROWTH PLUS...............       1.30%       A          $ 10.28           --
EQ/LARGE CAP GROWTH PLUS...............       1.55%       A          $ 10.28           --
EQ/LARGE CAP GROWTH PLUS...............       1.65%       A          $ 10.27           --
EQ/LARGE CAP GROWTH PLUS...............       1.70%       A          $ 10.27           --
EQ/LARGE CAP GROWTH PLUS...............       0.50%       B          $ 15.55           --
EQ/LARGE CAP GROWTH PLUS...............       0.95%       B          $ 14.68           12
EQ/LARGE CAP GROWTH PLUS...............       1.20%       B          $ 14.22        1,109
EQ/LARGE CAP GROWTH PLUS...............       1.25%       B          $ 12.11        1,512
EQ/LARGE CAP GROWTH PLUS...............       1.30%       B          $ 12.04        1,863
EQ/LARGE CAP GROWTH PLUS...............       1.35%       B          $ 13.95        3,051

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/LARGE CAP GROWTH PLUS................       1.40%       B          $ 13.86        1,713
EQ/LARGE CAP GROWTH PLUS................       1.50%       B          $ 11.92        2,551
EQ/LARGE CAP GROWTH PLUS................       1.55%       B          $ 13.60        3,016
EQ/LARGE CAP GROWTH PLUS................       1.60%       B          $ 13.51        1,897
EQ/LARGE CAP GROWTH PLUS................       1.65%       B          $ 11.81        2,475
EQ/LARGE CAP GROWTH PLUS................       1.70%       B          $ 13.34          249
EQ/LARGE CAP GROWTH PLUS................       1.80%       B          $ 13.17            5
EQ/LARGE CAP GROWTH PLUS................       1.90%       B          $ 13.00            1

EQ/LARGE CAP VALUE INDEX................       1.30%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.55%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.65%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.70%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       0.50%       B          $  5.42           --
EQ/LARGE CAP VALUE INDEX................       0.95%       B          $  5.31           --
EQ/LARGE CAP VALUE INDEX................       1.20%       B          $  5.26          382
EQ/LARGE CAP VALUE INDEX................       1.25%       B          $  5.25        2,221
EQ/LARGE CAP VALUE INDEX................       1.30%       B          $  5.24        2,573
EQ/LARGE CAP VALUE INDEX................       1.35%       B          $  5.30          136
EQ/LARGE CAP VALUE INDEX................       1.40%       B          $  5.21          695
EQ/LARGE CAP VALUE INDEX................       1.50%       B          $  5.19        3,152
EQ/LARGE CAP VALUE INDEX................       1.55%       B          $  5.18        2,425
EQ/LARGE CAP VALUE INDEX................       1.60%       B          $  5.17          341
EQ/LARGE CAP VALUE INDEX................       1.65%       B          $  5.16        6,971
EQ/LARGE CAP VALUE INDEX................       1.70%       B          $  5.15          868
EQ/LARGE CAP VALUE INDEX................       1.80%       B          $  5.12           --
EQ/LARGE CAP VALUE INDEX................       1.90%       B          $  5.10           --

EQ/LARGE CAP VALUE PLUS.................       1.30%       A          $ 10.24           --
EQ/LARGE CAP VALUE PLUS.................       1.55%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       1.65%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       1.70%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       0.50%       B          $ 12.44           --
EQ/LARGE CAP VALUE PLUS.................       0.95%       B          $ 11.78           26
EQ/LARGE CAP VALUE PLUS.................       1.20%       B          $ 11.43       13,118
EQ/LARGE CAP VALUE PLUS.................       1.25%       B          $  9.60       15,428
EQ/LARGE CAP VALUE PLUS.................       1.30%       B          $  9.54        5,376
EQ/LARGE CAP VALUE PLUS.................       1.35%       B          $ 11.22        3,670
EQ/LARGE CAP VALUE PLUS.................       1.40%       B          $ 11.16       19,583
EQ/LARGE CAP VALUE PLUS.................       1.50%       B          $  9.45       22,628
EQ/LARGE CAP VALUE PLUS.................       1.55%       B          $ 10.95        7,574
EQ/LARGE CAP VALUE PLUS.................       1.60%       B          $ 10.89        9,238
EQ/LARGE CAP VALUE PLUS.................       1.65%       B          $  9.36       15,820
EQ/LARGE CAP VALUE PLUS.................       1.70%       B          $ 10.76        2,313
EQ/LARGE CAP VALUE PLUS.................       1.80%       B          $ 10.63          115
EQ/LARGE CAP VALUE PLUS.................       1.90%       B          $ 10.50           22

EQ/LORD ABBETT GROWTH AND INCOME........       0.50%       B          $  9.49           --
EQ/LORD ABBETT GROWTH AND INCOME........       0.95%       B          $  9.29           --
EQ/LORD ABBETT GROWTH AND INCOME........       1.20%       B          $  9.18          306
EQ/LORD ABBETT GROWTH AND INCOME........       1.25%       B          $  9.16        1,631
EQ/LORD ABBETT GROWTH AND INCOME........       1.30%       B          $  9.18        1,771
EQ/LORD ABBETT GROWTH AND INCOME........       1.35%       B          $  9.12          205
EQ/LORD ABBETT GROWTH AND INCOME........       1.40%       B          $  9.10          511
EQ/LORD ABBETT GROWTH AND INCOME........       1.50%       B          $  9.06        1,813
EQ/LORD ABBETT GROWTH AND INCOME........       1.55%       B          $  9.03        1,759
EQ/LORD ABBETT GROWTH AND INCOME........       1.60%       B          $  9.01          235
EQ/LORD ABBETT GROWTH AND INCOME........       1.65%       B          $  8.99        4,379

                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/LORD ABBETT GROWTH AND INCOME........       1.70%       B          $  8.97          344
EQ/LORD ABBETT GROWTH AND INCOME........       1.80%       B          $  8.93           --
EQ/LORD ABBETT GROWTH AND INCOME........       1.90%       B          $  8.89           --

EQ/LORD ABBETT LARGE CAP CORE...........       0.50%       B          $ 11.25           --
EQ/LORD ABBETT LARGE CAP CORE...........       0.95%       B          $ 11.01           --
EQ/LORD ABBETT LARGE CAP CORE...........       1.20%       B          $ 10.88          532
EQ/LORD ABBETT LARGE CAP CORE...........       1.25%       B          $ 10.86        1,427
EQ/LORD ABBETT LARGE CAP CORE...........       1.30%       B          $ 10.91        2,462
EQ/LORD ABBETT LARGE CAP CORE...........       1.35%       B          $ 10.81          265
EQ/LORD ABBETT LARGE CAP CORE...........       1.40%       B          $ 10.78        1,042
EQ/LORD ABBETT LARGE CAP CORE...........       1.50%       B          $ 10.73        1,881
EQ/LORD ABBETT LARGE CAP CORE...........       1.55%       B          $ 10.71        2,041
EQ/LORD ABBETT LARGE CAP CORE...........       1.60%       B          $ 10.68          241
EQ/LORD ABBETT LARGE CAP CORE...........       1.65%       B          $ 10.66        4,065
EQ/LORD ABBETT LARGE CAP CORE...........       1.70%       B          $ 10.63          455
EQ/LORD ABBETT LARGE CAP CORE...........       1.80%       B          $ 10.58           --
EQ/LORD ABBETT LARGE CAP CORE...........       1.90%       B          $ 10.53            1

EQ/MID CAP INDEX........................       1.30%       A          $ 10.51           --
EQ/MID CAP INDEX........................       1.55%       A          $ 10.50           --
EQ/MID CAP INDEX........................       1.65%       A          $ 10.50           --
EQ/MID CAP INDEX........................       1.70%       A          $ 10.50           --
EQ/MID CAP INDEX........................       0.50%       B          $  9.99           --
EQ/MID CAP INDEX........................       0.95%       B          $  9.57           24
EQ/MID CAP INDEX........................       1.20%       B          $  9.35        7,234
EQ/MID CAP INDEX........................       1.25%       B          $ 10.81        7,651
EQ/MID CAP INDEX........................       1.30%       B          $ 10.76        5,325
EQ/MID CAP INDEX........................       1.35%       B          $  9.22          861
EQ/MID CAP INDEX........................       1.40%       B          $  9.17        9,656
EQ/MID CAP INDEX........................       1.50%       B          $ 10.64       10,281
EQ/MID CAP INDEX........................       1.55%       B          $  9.04        7,799
EQ/MID CAP INDEX........................       1.60%       B          $  9.00        4,410
EQ/MID CAP INDEX........................       1.65%       B          $ 10.54       10,675
EQ/MID CAP INDEX........................       1.70%       B          $  8.92        1,781
EQ/MID CAP INDEX........................       1.80%       B          $  8.83           27
EQ/MID CAP INDEX........................       1.90%       B          $  8.75            3

EQ/MID CAP VALUE PLUS...................       1.30%       A          $ 10.51           --
EQ/MID CAP VALUE PLUS...................       1.55%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       1.65%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       1.70%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       0.50%       B          $ 15.18           --
EQ/MID CAP VALUE PLUS...................       0.95%       B          $ 14.33            8
EQ/MID CAP VALUE PLUS...................       1.20%       B          $ 13.88        5,762
EQ/MID CAP VALUE PLUS...................       1.25%       B          $ 12.22       12,503
EQ/MID CAP VALUE PLUS...................       1.30%       B          $ 12.15        9,184
EQ/MID CAP VALUE PLUS...................       1.35%       B          $ 13.61          838
EQ/MID CAP VALUE PLUS...................       1.40%       B          $ 13.53        8,652
EQ/MID CAP VALUE PLUS...................       1.50%       B          $ 12.03       17,862
EQ/MID CAP VALUE PLUS...................       1.55%       B          $ 13.27        8,258
EQ/MID CAP VALUE PLUS...................       1.60%       B          $ 13.18        3,462
EQ/MID CAP VALUE PLUS...................       1.65%       B          $ 11.92       19,394
EQ/MID CAP VALUE PLUS...................       1.70%       B          $ 13.01        2,158
EQ/MID CAP VALUE PLUS...................       1.80%       B          $ 12.85           31
EQ/MID CAP VALUE PLUS...................       1.90%       B          $ 12.68           10

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                Units
                                       Contract                              Outstanding
                                        charges   Share Class   Unit Value     (000s)
                                      ---------- ------------- ------------ ------------
EQ/MONEY MARKET....................       1.30%       A          $  9.99           11
EQ/MONEY MARKET....................       1.55%       A          $  9.98           11
EQ/MONEY MARKET....................       1.65%       A          $  9.98           --
EQ/MONEY MARKET....................       1.70%       A          $  9.98           --
EQ/MONEY MARKET....................       0.00%       B          $ 44.43           15
EQ/MONEY MARKET....................       0.50%       B          $ 38.52           --
EQ/MONEY MARKET....................       0.95%       B          $ 33.86            1
EQ/MONEY MARKET....................       1.15%       B          $ 11.20           50
EQ/MONEY MARKET....................       1.15%       B          $ 31.97           30
EQ/MONEY MARKET....................       1.20%       B          $ 31.51        1,674
EQ/MONEY MARKET....................       1.25%       B          $ 10.69        5,685
EQ/MONEY MARKET....................       1.30%       B          $ 10.53        8,092
EQ/MONEY MARKET....................       1.35%       B          $ 30.18        1,654
EQ/MONEY MARKET....................       1.40%       B          $ 29.75        2,902
EQ/MONEY MARKET....................       1.50%       B          $ 10.52       12,105
EQ/MONEY MARKET....................       1.55%       B          $ 28.48        3,955
EQ/MONEY MARKET....................       1.55%       B          $ 31.78        1,514
EQ/MONEY MARKET....................       1.60%       B          $ 28.08        2,814
EQ/MONEY MARKET....................       1.65%       B          $ 10.42       19,098
EQ/MONEY MARKET....................       1.70%       B          $ 27.28        1,227
EQ/MONEY MARKET....................       1.70%       B          $ 31.71          141
EQ/MONEY MARKET....................       1.80%       B          $ 26.50            6
EQ/MONEY MARKET....................       1.90%       B          $ 25.74            5

EQ/MONTAG & CALDWELL GROWTH........       1.30%       A          $ 10.28           --
EQ/MONTAG & CALDWELL GROWTH........       1.55%       A          $ 10.27           --
EQ/MONTAG & CALDWELL GROWTH........       1.65%       A          $ 10.27            1
EQ/MONTAG & CALDWELL GROWTH........       1.70%       A          $ 10.27           --
EQ/MONTAG & CALDWELL GROWTH........       0.50%       B          $  5.45           --
EQ/MONTAG & CALDWELL GROWTH........       0.95%       B          $  5.18           --
EQ/MONTAG & CALDWELL GROWTH........       1.20%       B          $  5.04        1,701
EQ/MONTAG & CALDWELL GROWTH........       1.25%       B          $  5.01        3,417
EQ/MONTAG & CALDWELL GROWTH........       1.30%       B          $  2.00        9,924
EQ/MONTAG & CALDWELL GROWTH........       1.35%       B          $  4.96          460
EQ/MONTAG & CALDWELL GROWTH........       1.40%       B          $  4.93        3,761
EQ/MONTAG & CALDWELL GROWTH........       1.50%       B          $  4.87        6,278
EQ/MONTAG & CALDWELL GROWTH........       1.55%       B          $  4.85        6,055
EQ/MONTAG & CALDWELL GROWTH........       1.60%       B          $  4.82        1,089
EQ/MONTAG & CALDWELL GROWTH........       1.65%       B          $  4.79        7,498
EQ/MONTAG & CALDWELL GROWTH........       1.70%       B          $  4.77        1,099
EQ/MONTAG & CALDWELL GROWTH........       1.80%       B          $  4.71           13
EQ/MONTAG & CALDWELL GROWTH........       1.90%       B          $  4.66            1

EQ/MUTUAL LARGE CAP EQUITY.........       1.30%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.55%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.65%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.70%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       0.50%       B          $  8.33           --
EQ/MUTUAL LARGE CAP EQUITY.........       0.95%       B          $  8.20            4
EQ/MUTUAL LARGE CAP EQUITY.........       1.20%       B          $  8.14          848
EQ/MUTUAL LARGE CAP EQUITY.........       1.25%       B          $  8.12        2,571
EQ/MUTUAL LARGE CAP EQUITY.........       1.30%       B          $  8.11        5,808
EQ/MUTUAL LARGE CAP EQUITY.........       1.35%       B          $  8.09          173
EQ/MUTUAL LARGE CAP EQUITY.........       1.40%       B          $  8.08        1,104
EQ/MUTUAL LARGE CAP EQUITY.........       1.50%       B          $  8.05        2,182
EQ/MUTUAL LARGE CAP EQUITY.........       1.55%       B          $  8.04        3,613
EQ/MUTUAL LARGE CAP EQUITY.........       1.60%       B          $  8.03          450

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                               Units
                                      Contract                              Outstanding
                                       charges   Share Class   Unit Value     (000s)
                                     ---------- ------------- ------------ ------------
EQ/MUTUAL LARGE CAP EQUITY........       1.65%       B          $  8.01       11,439
EQ/MUTUAL LARGE CAP EQUITY........       1.70%       B          $  8.00        1,402
EQ/MUTUAL LARGE CAP EQUITY........       1.80%       B          $  7.97            1
EQ/MUTUAL LARGE CAP EQUITY........       1.90%       B          $  7.95           --

EQ/OPPENHEIMER GLOBAL.............       1.30%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       1.55%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       1.65%       A          $ 10.18            1
EQ/OPPENHEIMER GLOBAL.............       1.70%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       0.50%       B          $  9.51           --
EQ/OPPENHEIMER GLOBAL.............       0.95%       B          $  9.37           --
EQ/OPPENHEIMER GLOBAL.............       1.20%       B          $  9.29          496
EQ/OPPENHEIMER GLOBAL.............       1.25%       B          $  9.28        1,377
EQ/OPPENHEIMER GLOBAL.............       1.30%       B          $  9.26        3,449
EQ/OPPENHEIMER GLOBAL.............       1.35%       B          $  9.25          187
EQ/OPPENHEIMER GLOBAL.............       1.40%       B          $  9.23          930
EQ/OPPENHEIMER GLOBAL.............       1.50%       B          $  9.20        1,615
EQ/OPPENHEIMER GLOBAL.............       1.55%       B          $  9.18        3,094
EQ/OPPENHEIMER GLOBAL.............       1.60%       B          $  9.17          301
EQ/OPPENHEIMER GLOBAL.............       1.65%       B          $  9.15        5,394
EQ/OPPENHEIMER GLOBAL.............       1.70%       B          $  9.14          860
EQ/OPPENHEIMER GLOBAL.............       1.80%       B          $  9.11           --
EQ/OPPENHEIMER GLOBAL.............       1.90%       B          $  9.08           --

EQ/PIMCO ULTRA SHORT BOND.........       1.30%       A          $  9.99            6
EQ/PIMCO ULTRA SHORT BOND.........       1.55%       A          $  9.98            3
EQ/PIMCO ULTRA SHORT BOND.........       1.65%       A          $  9.98           --
EQ/PIMCO ULTRA SHORT BOND.........       1.70%       A          $  9.98           --
EQ/PIMCO ULTRA SHORT BOND.........       0.50%       B          $ 11.36           --
EQ/PIMCO ULTRA SHORT BOND.........       0.95%       B          $ 11.12           --
EQ/PIMCO ULTRA SHORT BOND.........       1.20%       B          $ 10.99        4,278
EQ/PIMCO ULTRA SHORT BOND.........       1.25%       B          $ 10.96       12,957
EQ/PIMCO ULTRA SHORT BOND.........       1.30%       B          $  9.54       18,851
EQ/PIMCO ULTRA SHORT BOND.........       1.35%       B          $ 10.91        1,795
EQ/PIMCO ULTRA SHORT BOND.........       1.40%       B          $ 10.89        8,807
EQ/PIMCO ULTRA SHORT BOND.........       1.50%       B          $ 10.83       20,961
EQ/PIMCO ULTRA SHORT BOND.........       1.55%       B          $ 10.81       17,971
EQ/PIMCO ULTRA SHORT BOND.........       1.60%       B          $ 10.78        3,688
EQ/PIMCO ULTRA SHORT BOND.........       1.65%       B          $ 10.76       39,919
EQ/PIMCO ULTRA SHORT BOND.........       1.70%       B          $ 10.73        3,673
EQ/PIMCO ULTRA SHORT BOND.........       1.80%       B          $ 10.68           25
EQ/PIMCO ULTRA SHORT BOND.........       1.90%       B          $ 10.63           21

EQ/QUALITY BOND PLUS..............       0.50%       B          $ 18.73           --
EQ/QUALITY BOND PLUS..............       0.95%       B          $ 17.40            2
EQ/QUALITY BOND PLUS..............       1.20%       B          $ 16.70        2,934
EQ/QUALITY BOND PLUS..............       1.25%       B          $ 10.78        5,975
EQ/QUALITY BOND PLUS..............       1.30%       B          $ 10.69        4,912
EQ/QUALITY BOND PLUS..............       1.35%       B          $ 16.29          425
EQ/QUALITY BOND PLUS..............       1.40%       B          $ 16.16        5,096
EQ/QUALITY BOND PLUS..............       1.50%       B          $ 10.61        9,223
EQ/QUALITY BOND PLUS..............       1.55%       B          $ 15.77        3,756
EQ/QUALITY BOND PLUS..............       1.60%       B          $ 15.64        1,604
EQ/QUALITY BOND PLUS..............       1.65%       B          $ 10.51        9,834
EQ/QUALITY BOND PLUS..............       1.70%       B          $ 15.38        1,133
EQ/QUALITY BOND PLUS..............       1.80%       B          $ 15.13            4
EQ/QUALITY BOND PLUS..............       1.90%       B          $ 14.88            8

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                  Units
                                         Contract                              Outstanding
                                          charges   Share Class   Unit Value     (000s)
                                        ---------- ------------- ------------ ------------
EQ/SMALL COMPANY INDEX...............       1.30%       A          $ 10.76            1
EQ/SMALL COMPANY INDEX...............       1.55%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       1.65%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       1.70%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       0.50%       B          $ 14.88           --
EQ/SMALL COMPANY INDEX...............       0.95%       B          $ 14.09            6
EQ/SMALL COMPANY INDEX...............       1.20%       B          $ 13.67        2,399
EQ/SMALL COMPANY INDEX...............       1.25%       B          $ 11.72        3,897
EQ/SMALL COMPANY INDEX...............       1.30%       B          $ 11.64        4,873
EQ/SMALL COMPANY INDEX...............       1.35%       B          $ 13.42          864
EQ/SMALL COMPANY INDEX...............       1.40%       B          $ 13.34        3,860
EQ/SMALL COMPANY INDEX...............       1.50%       B          $ 11.53        5,543
EQ/SMALL COMPANY INDEX...............       1.55%       B          $ 13.10        4,503
EQ/SMALL COMPANY INDEX...............       1.60%       B          $ 13.02        1,522
EQ/SMALL COMPANY INDEX...............       1.65%       B          $ 11.42        7,505
EQ/SMALL COMPANY INDEX...............       1.70%       B          $ 12.86        1,024
EQ/SMALL COMPANY INDEX...............       1.80%       B          $ 12.70           12
EQ/SMALL COMPANY INDEX...............       1.90%       B          $ 12.55            3

EQ/T. ROWE PRICE GROWTH STOCK........       1.30%       A          $ 10.35            3
EQ/T. ROWE PRICE GROWTH STOCK........       1.55%       A          $ 10.35           --
EQ/T. ROWE PRICE GROWTH STOCK........       1.65%       A          $ 10.34           --
EQ/T. ROWE PRICE GROWTH STOCK........       1.70%       A          $ 10.34           --
EQ/T. ROWE PRICE GROWTH STOCK........       0.50%       B          $ 16.84           --
EQ/T. ROWE PRICE GROWTH STOCK........       0.95%       B          $ 15.28            4
EQ/T. ROWE PRICE GROWTH STOCK........       1.20%       B          $ 14.47        1,513
EQ/T. ROWE PRICE GROWTH STOCK........       1.25%       B          $ 14.32        2,034
EQ/T. ROWE PRICE GROWTH STOCK........       1.30%       B          $  5.42        7,194
EQ/T. ROWE PRICE GROWTH STOCK........       1.35%       B          $ 14.01          419
EQ/T. ROWE PRICE GROWTH STOCK........       1.40%       B          $ 13.86        2,357
EQ/T. ROWE PRICE GROWTH STOCK........       1.50%       B          $ 13.56        3,312
EQ/T. ROWE PRICE GROWTH STOCK........       1.55%       B          $ 13.41        3,402
EQ/T. ROWE PRICE GROWTH STOCK........       1.60%       B          $ 13.27        1,232
EQ/T. ROWE PRICE GROWTH STOCK........       1.65%       B          $ 13.12        5,286
EQ/T. ROWE PRICE GROWTH STOCK........       1.70%       B          $ 12.98          610
EQ/T. ROWE PRICE GROWTH STOCK........       1.80%       B          $ 12.70           12
EQ/T. ROWE PRICE GROWTH STOCK........       1.90%       B          $ 12.43           11

EQ/TEMPLETON GLOBAL EQUITY...........       1.30%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.55%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.65%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.70%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       0.50%       B          $  8.35           --
EQ/TEMPLETON GLOBAL EQUITY...........       0.95%       B          $  8.22            1
EQ/TEMPLETON GLOBAL EQUITY...........       1.20%       B          $  8.15          503
EQ/TEMPLETON GLOBAL EQUITY...........       1.25%       B          $  8.14        1,698
EQ/TEMPLETON GLOBAL EQUITY...........       1.30%       B          $  8.13        5,026
EQ/TEMPLETON GLOBAL EQUITY...........       1.35%       B          $  8.11          165
EQ/TEMPLETON GLOBAL EQUITY...........       1.40%       B          $  8.10          757
EQ/TEMPLETON GLOBAL EQUITY...........       1.50%       B          $  8.07        1,721
EQ/TEMPLETON GLOBAL EQUITY...........       1.55%       B          $  8.06        3,207
EQ/TEMPLETON GLOBAL EQUITY...........       1.60%       B          $  8.04          355
EQ/TEMPLETON GLOBAL EQUITY...........       1.65%       B          $  8.03        8,585
EQ/TEMPLETON GLOBAL EQUITY...........       1.70%       B          $  8.02          735
EQ/TEMPLETON GLOBAL EQUITY...........       1.80%       B          $  7.99            2
EQ/TEMPLETON GLOBAL EQUITY...........       1.90%       B          $  7.96           --

                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
EQ/UBS GROWTH AND INCOME....................       0.50%       B          $  5.30           --
EQ/UBS GROWTH AND INCOME....................       0.95%       B          $  5.04           --
EQ/UBS GROWTH AND INCOME....................       1.20%       B          $  4.90          340
EQ/UBS GROWTH AND INCOME....................       1.25%       B          $  4.88        1,716
EQ/UBS GROWTH AND INCOME....................       1.30%       B          $  1.90        4,312
EQ/UBS GROWTH AND INCOME....................       1.35%       B          $  4.82           80
EQ/UBS GROWTH AND INCOME....................       1.40%       B          $  4.79          639
EQ/UBS GROWTH AND INCOME....................       1.50%       B          $  4.74        3,231
EQ/UBS GROWTH AND INCOME....................       1.55%       B          $  4.71        2,496
EQ/UBS GROWTH AND INCOME....................       1.60%       B          $  4.69          166
EQ/UBS GROWTH AND INCOME....................       1.65%       B          $  4.66        2,887
EQ/UBS GROWTH AND INCOME....................       1.70%       B          $  4.63          166
EQ/UBS GROWTH AND INCOME....................       1.80%       B          $  4.58           --
EQ/UBS GROWTH AND INCOME....................       1.90%       B          $  4.53           --

EQ/VAN KAMPEN COMSTOCK......................       1.30%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.55%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.65%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.70%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       0.50%       B          $  9.41           --
EQ/VAN KAMPEN COMSTOCK......................       0.95%       B          $  9.21            1
EQ/VAN KAMPEN COMSTOCK......................       1.20%       B          $  9.10          361
EQ/VAN KAMPEN COMSTOCK......................       1.25%       B          $  9.08        3,717
EQ/VAN KAMPEN COMSTOCK......................       1.30%       B          $  9.06        2,994
EQ/VAN KAMPEN COMSTOCK......................       1.35%       B          $  9.04          202
EQ/VAN KAMPEN COMSTOCK......................       1.40%       B          $  9.01          694
EQ/VAN KAMPEN COMSTOCK......................       1.50%       B          $  8.97        3,068
EQ/VAN KAMPEN COMSTOCK......................       1.55%       B          $  8.95        2,153
EQ/VAN KAMPEN COMSTOCK......................       1.60%       B          $  8.93          427
EQ/VAN KAMPEN COMSTOCK......................       1.65%       B          $  8.91       10,345
EQ/VAN KAMPEN COMSTOCK......................       1.70%       B          $  8.89          490
EQ/VAN KAMPEN COMSTOCK......................       1.80%       B          $  8.85            2
EQ/VAN KAMPEN COMSTOCK......................       1.90%       B          $  8.80           --

EQ/VAN KAMPEN MID CAP GROWTH................       1.30%       A          $ 10.21            2
EQ/VAN KAMPEN MID CAP GROWTH................       1.55%       A          $ 10.21            1
EQ/VAN KAMPEN MID CAP GROWTH................       1.65%       A          $ 10.20           --
EQ/VAN KAMPEN MID CAP GROWTH................       1.70%       A          $ 10.20           --
EQ/VAN KAMPEN MID CAP GROWTH................       0.50%       B          $ 13.50           --
EQ/VAN KAMPEN MID CAP GROWTH................       0.95%       B          $ 13.21            4
EQ/VAN KAMPEN MID CAP GROWTH................       1.20%       B          $ 13.06        1,227
EQ/VAN KAMPEN MID CAP GROWTH................       1.25%       B          $ 13.03        3,700
EQ/VAN KAMPEN MID CAP GROWTH................       1.30%       B          $ 13.00        4,560
EQ/VAN KAMPEN MID CAP GROWTH................       1.35%       B          $ 12.97          470
EQ/VAN KAMPEN MID CAP GROWTH................       1.40%       B          $ 12.94        2,331
EQ/VAN KAMPEN MID CAP GROWTH................       1.50%       B          $ 12.87        4,827
EQ/VAN KAMPEN MID CAP GROWTH................       1.55%       B          $ 12.84        5,105
EQ/VAN KAMPEN MID CAP GROWTH................       1.60%       B          $ 12.81          511
EQ/VAN KAMPEN MID CAP GROWTH................       1.65%       B          $ 12.78        7,909
EQ/VAN KAMPEN MID CAP GROWTH................       1.70%       B          $ 12.75          885
EQ/VAN KAMPEN MID CAP GROWTH................       1.80%       B          $ 12.69           --
EQ/VAN KAMPEN MID CAP GROWTH................       1.90%       B          $ 12.63           --

FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.30%       B          $ 10.37            1
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.55%       B          $ 10.37           --
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.65%       B          $ 10.37           --
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.70%       B          $ 10.37            1

                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                                        Units
                                                               Contract                              Outstanding
                                                                charges   Share Class   Unit Value     (000s)
                                                              ---------- ------------- ------------ ------------
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.30%       B          $ 10.17          1
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.55%       B          $ 10.17         --
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.65%       B          $ 10.17         --
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.70%       B          $ 10.17         --

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.30%       B          $ 10.14          2
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.55%       B          $ 10.13         --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.65%       B          $ 10.13         --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.70%       B          $ 10.13         --

FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.30%       B          $ 10.15          5
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.55%       B          $ 10.15         --
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.65%       B          $ 10.15         --
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.70%       B          $ 10.15         --

GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.30%       B          $ 10.48         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.55%       B          $ 10.47         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.65%       B          $ 10.47         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.70%       B          $ 10.47         --

IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.30%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.55%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.65%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.70%       B          $ 10.15          1

IVY FUNDS VIP ENERGY.......................................       1.30%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.55%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.65%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.70%       B          $ 10.32         --

IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.30%       B          $ 10.35          6
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.55%       B          $ 10.35         --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.65%       B          $ 10.34         --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.70%       B          $ 10.34          1

IVY FUNDS VIP HIGH INCOME..................................       1.30%       B          $ 10.30          2
IVY FUNDS VIP HIGH INCOME..................................       1.55%       B          $ 10.29         --
IVY FUNDS VIP HIGH INCOME..................................       1.65%       B          $ 10.29         --
IVY FUNDS VIP HIGH INCOME..................................       1.70%       B          $ 10.29         --

IVY FUNDS VIP MID CAP GROWTH...............................       1.30%       B          $ 10.43         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.55%       B          $ 10.42         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.65%       B          $ 10.42         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.70%       B          $ 10.42          2

IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.30%       B          $ 10.62         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.55%       B          $ 10.62         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.65%       B          $ 10.61         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.70%       B          $ 10.61         --

IVY FUNDS VIP SMALL CAP GROWTH.............................       1.30%       B          $ 10.57         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.55%       B          $ 10.56         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.65%       B          $ 10.56         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.70%       B          $ 10.56         --

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.30%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.55%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.65%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.70%       B          $ 10.21          2

                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.30%       B          $ 10.09           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.55%       B          $ 10.08           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.65%       B          $ 10.08           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.70%       B          $ 10.08           --

MULTIMANAGER AGGRESSIVE EQUITY..............       0.50%       B          $ 57.33           --
MULTIMANAGER AGGRESSIVE EQUITY..............       0.95%       B          $ 51.43            1
MULTIMANAGER AGGRESSIVE EQUITY..............       1.20%       B          $ 48.41          665
MULTIMANAGER AGGRESSIVE EQUITY..............       1.25%       B          $ 10.29        3,811
MULTIMANAGER AGGRESSIVE EQUITY..............       1.30%       B          $ 10.16        2,900
MULTIMANAGER AGGRESSIVE EQUITY..............       1.35%       B          $ 46.68          317
MULTIMANAGER AGGRESSIVE EQUITY..............       1.40%       B          $ 46.12          984
MULTIMANAGER AGGRESSIVE EQUITY..............       1.50%       B          $ 10.13        6,121
MULTIMANAGER AGGRESSIVE EQUITY..............       1.55%       B          $ 44.47          764
MULTIMANAGER AGGRESSIVE EQUITY..............       1.60%       B          $ 43.93          370
MULTIMANAGER AGGRESSIVE EQUITY..............       1.65%       B          $ 10.03        5,825
MULTIMANAGER AGGRESSIVE EQUITY..............       1.70%       B          $ 42.88          144
MULTIMANAGER AGGRESSIVE EQUITY..............       1.80%       B          $ 41.84            3
MULTIMANAGER AGGRESSIVE EQUITY..............       1.90%       B          $ 40.84           --

MULTIMANAGER CORE BOND......................       0.50%       B          $ 13.95           --
MULTIMANAGER CORE BOND......................       0.95%       B          $ 13.45           --
MULTIMANAGER CORE BOND......................       1.20%       B          $ 13.18        7,850
MULTIMANAGER CORE BOND......................       1.25%       B          $ 12.21        7,470
MULTIMANAGER CORE BOND......................       1.30%       B          $ 12.20        8,726
MULTIMANAGER CORE BOND......................       1.35%       B          $ 13.02          834
MULTIMANAGER CORE BOND......................       1.40%       B          $ 12.97       13,028
MULTIMANAGER CORE BOND......................       1.50%       B          $ 12.01       11,182
MULTIMANAGER CORE BOND......................       1.55%       B          $ 12.81        7,487
MULTIMANAGER CORE BOND......................       1.60%       B          $ 12.76        4,407
MULTIMANAGER CORE BOND......................       1.65%       B          $ 11.90       19,288
MULTIMANAGER CORE BOND......................       1.70%       B          $ 12.66        3,238
MULTIMANAGER CORE BOND......................       1.80%       B          $ 12.55           15
MULTIMANAGER CORE BOND......................       1.90%       B          $ 12.45            3

MULTIMANAGER INTERNATIONAL EQUITY...........       0.50%       B          $ 13.43           --
MULTIMANAGER INTERNATIONAL EQUITY...........       0.95%       B          $ 12.95           --
MULTIMANAGER INTERNATIONAL EQUITY...........       1.20%       B          $ 12.69        2,645
MULTIMANAGER INTERNATIONAL EQUITY...........       1.25%       B          $ 13.71        3,660
MULTIMANAGER INTERNATIONAL EQUITY...........       1.30%       B          $ 13.65        3,873
MULTIMANAGER INTERNATIONAL EQUITY...........       1.35%       B          $ 12.53          439
MULTIMANAGER INTERNATIONAL EQUITY...........       1.40%       B          $ 12.48        4,149
MULTIMANAGER INTERNATIONAL EQUITY...........       1.50%       B          $ 13.49        5,445
MULTIMANAGER INTERNATIONAL EQUITY...........       1.55%       B          $ 12.33        4,312
MULTIMANAGER INTERNATIONAL EQUITY...........       1.60%       B          $ 12.28        1,474
MULTIMANAGER INTERNATIONAL EQUITY...........       1.65%       B          $ 13.36        8,035
MULTIMANAGER INTERNATIONAL EQUITY...........       1.70%       B          $ 12.18          967
MULTIMANAGER INTERNATIONAL EQUITY...........       1.80%       B          $ 12.08            9
MULTIMANAGER INTERNATIONAL EQUITY...........       1.90%       B          $ 11.99            1

MULTIMANAGER LARGE CAP CORE EQUITY..........       0.50%       B          $ 10.67           --
MULTIMANAGER LARGE CAP CORE EQUITY..........       0.95%       B          $ 10.29           --
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.20%       B          $ 10.08        1,573
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.25%       B          $ 10.99          905
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.30%       B          $ 10.94          759
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.35%       B          $  9.96          166
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.40%       B          $  9.92        2,854
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.50%       B          $ 10.81        1,611

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                       Units
                                              Contract                              Outstanding
                                               charges   Share Class   Unit Value     (000s)
                                             ---------- ------------- ------------ ------------
MULTIMANAGER LARGE CAP CORE EQUITY........       1.55%       B          $  9.80        1,086
MULTIMANAGER LARGE CAP CORE EQUITY........       1.60%       B          $  9.76          922
MULTIMANAGER LARGE CAP CORE EQUITY........       1.65%       B          $ 10.71        2,563
MULTIMANAGER LARGE CAP CORE EQUITY........       1.70%       B          $  9.68          452
MULTIMANAGER LARGE CAP CORE EQUITY........       1.80%       B          $  9.60            2
MULTIMANAGER LARGE CAP CORE EQUITY........       1.90%       B          $  9.52           --

MULTIMANAGER LARGE CAP GROWTH.............       0.50%       B          $  8.22           --
MULTIMANAGER LARGE CAP GROWTH.............       0.95%       B          $  7.93           --
MULTIMANAGER LARGE CAP GROWTH.............       1.20%       B          $  7.77        3,233
MULTIMANAGER LARGE CAP GROWTH.............       1.25%       B          $  9.24        2,381
MULTIMANAGER LARGE CAP GROWTH.............       1.30%       B          $  9.21        1,451
MULTIMANAGER LARGE CAP GROWTH.............       1.35%       B          $  7.68          357
MULTIMANAGER LARGE CAP GROWTH.............       1.40%       B          $  7.64        5,891
MULTIMANAGER LARGE CAP GROWTH.............       1.50%       B          $  9.10        3,437
MULTIMANAGER LARGE CAP GROWTH.............       1.55%       B          $  7.55        1,893
MULTIMANAGER LARGE CAP GROWTH.............       1.60%       B          $  7.52        2,237
MULTIMANAGER LARGE CAP GROWTH.............       1.65%       B          $  9.01        3,935
MULTIMANAGER LARGE CAP GROWTH.............       1.70%       B          $  7.46          747
MULTIMANAGER LARGE CAP GROWTH.............       1.80%       B          $  7.40           36
MULTIMANAGER LARGE CAP GROWTH.............       1.90%       B          $  7.34            3

MULTIMANAGER LARGE CAP VALUE..............       0.50%       B          $ 11.76           --
MULTIMANAGER LARGE CAP VALUE..............       0.95%       B          $ 11.34           16
MULTIMANAGER LARGE CAP VALUE..............       1.20%       B          $ 11.11        3,376
MULTIMANAGER LARGE CAP VALUE..............       1.25%       B          $ 11.97        3,372
MULTIMANAGER LARGE CAP VALUE..............       1.30%       B          $ 11.92        3,180
MULTIMANAGER LARGE CAP VALUE..............       1.35%       B          $ 10.98          384
MULTIMANAGER LARGE CAP VALUE..............       1.40%       B          $ 10.93        5,614
MULTIMANAGER LARGE CAP VALUE..............       1.50%       B          $ 11.78        5,400
MULTIMANAGER LARGE CAP VALUE..............       1.55%       B          $ 10.80        3,315
MULTIMANAGER LARGE CAP VALUE..............       1.60%       B          $ 10.76        2,160
MULTIMANAGER LARGE CAP VALUE..............       1.65%       B          $ 11.67        6,264
MULTIMANAGER LARGE CAP VALUE..............       1.70%       B          $ 10.67          860
MULTIMANAGER LARGE CAP VALUE..............       1.80%       B          $ 10.58           32
MULTIMANAGER LARGE CAP VALUE..............       1.90%       B          $ 10.50            3

MULTIMANAGER MID CAP GROWTH...............       0.50%       B          $ 10.06           --
MULTIMANAGER MID CAP GROWTH...............       0.95%       B          $  9.70            1
MULTIMANAGER MID CAP GROWTH...............       1.20%       B          $  9.51        4,099
MULTIMANAGER MID CAP GROWTH...............       1.25%       B          $ 11.61        2,493
MULTIMANAGER MID CAP GROWTH...............       1.30%       B          $ 11.57        1,900
MULTIMANAGER MID CAP GROWTH...............       1.35%       B          $  9.39          367
MULTIMANAGER MID CAP GROWTH...............       1.40%       B          $  9.35        6,425
MULTIMANAGER MID CAP GROWTH...............       1.50%       B          $ 11.43        3,637
MULTIMANAGER MID CAP GROWTH...............       1.55%       B          $  9.24        2,357
MULTIMANAGER MID CAP GROWTH...............       1.60%       B          $  9.20        2,263
MULTIMANAGER MID CAP GROWTH...............       1.65%       B          $ 11.32        4,627
MULTIMANAGER MID CAP GROWTH...............       1.70%       B          $  9.13          810
MULTIMANAGER MID CAP GROWTH...............       1.80%       B          $  9.05           10
MULTIMANAGER MID CAP GROWTH...............       1.90%       B          $  8.98            2

MULTIMANAGER MID CAP VALUE................       0.50%       B          $ 13.24           --
MULTIMANAGER MID CAP VALUE................       0.95%       B          $ 12.77            2
MULTIMANAGER MID CAP VALUE................       1.20%       B          $ 12.52        3,037
MULTIMANAGER MID CAP VALUE................       1.25%       B          $ 13.39        2,352
MULTIMANAGER MID CAP VALUE................       1.30%       B          $ 13.34        2,341
MULTIMANAGER MID CAP VALUE................       1.35%       B          $ 12.37          352

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                   Units
                                          Contract                              Outstanding
                                           charges   Share Class   Unit Value     (000s)
                                         ---------- ------------- ------------ ------------
MULTIMANAGER MID CAP VALUE............       1.40%       B          $ 12.32        5,142
MULTIMANAGER MID CAP VALUE............       1.50%       B          $ 13.18        3,723
MULTIMANAGER MID CAP VALUE............       1.55%       B          $ 12.17        2,667
MULTIMANAGER MID CAP VALUE............       1.60%       B          $ 12.12        1,844
MULTIMANAGER MID CAP VALUE............       1.65%       B          $ 13.06        4,569
MULTIMANAGER MID CAP VALUE............       1.70%       B          $ 12.02          803
MULTIMANAGER MID CAP VALUE............       1.80%       B          $ 11.92           10
MULTIMANAGER MID CAP VALUE............       1.90%       B          $ 11.82            1

MULTIMANAGER MULTI-SECTOR BOND........       0.50%       B          $ 32.86           --
MULTIMANAGER MULTI-SECTOR BOND........       0.95%       B          $ 29.61            3
MULTIMANAGER MULTI-SECTOR BOND........       1.20%       B          $ 27.94        2,255
MULTIMANAGER MULTI-SECTOR BOND........       1.25%       B          $ 10.47        5,696
MULTIMANAGER MULTI-SECTOR BOND........       1.30%       B          $ 10.34        3,205
MULTIMANAGER MULTI-SECTOR BOND........       1.35%       B          $ 26.98        1,101
MULTIMANAGER MULTI-SECTOR BOND........       1.40%       B          $ 26.67        3,644
MULTIMANAGER MULTI-SECTOR BOND........       1.50%       B          $ 10.30        9,334
MULTIMANAGER MULTI-SECTOR BOND........       1.55%       B          $ 25.75        1,890
MULTIMANAGER MULTI-SECTOR BOND........       1.60%       B          $ 25.45        1,854
MULTIMANAGER MULTI-SECTOR BOND........       1.65%       B          $ 10.21        8,522
MULTIMANAGER MULTI-SECTOR BOND........       1.70%       B          $ 24.86          663
MULTIMANAGER MULTI-SECTOR BOND........       1.80%       B          $ 24.29           10
MULTIMANAGER MULTI-SECTOR BOND........       1.90%       B          $ 23.72           --

MULTIMANAGER SMALL CAP GROWTH.........       0.50%       B          $  7.50           --
MULTIMANAGER SMALL CAP GROWTH.........       0.95%       B          $  7.13            1
MULTIMANAGER SMALL CAP GROWTH.........       1.20%       B          $  6.93          736
MULTIMANAGER SMALL CAP GROWTH.........       1.25%       B          $  6.89        3,951
MULTIMANAGER SMALL CAP GROWTH.........       1.30%       B          $  3.95        7,492
MULTIMANAGER SMALL CAP GROWTH.........       1.35%       B          $  6.82          366
MULTIMANAGER SMALL CAP GROWTH.........       1.40%       B          $  6.78        1,675
MULTIMANAGER SMALL CAP GROWTH.........       1.50%       B          $  6.70        5,666
MULTIMANAGER SMALL CAP GROWTH.........       1.55%       B          $  6.66        4,460
MULTIMANAGER SMALL CAP GROWTH.........       1.60%       B          $  6.63          322
MULTIMANAGER SMALL CAP GROWTH.........       1.65%       B          $  6.59        7,464
MULTIMANAGER SMALL CAP GROWTH.........       1.70%       B          $  6.55          786
MULTIMANAGER SMALL CAP GROWTH.........       1.80%       B          $  6.48            1
MULTIMANAGER SMALL CAP GROWTH.........       1.90%       B          $  6.41           --

MULTIMANAGER SMALL CAP VALUE..........       0.50%       B          $ 14.82           --
MULTIMANAGER SMALL CAP VALUE..........       0.95%       B          $ 14.04            5
MULTIMANAGER SMALL CAP VALUE..........       1.20%       B          $ 13.62        3,946
MULTIMANAGER SMALL CAP VALUE..........       1.25%       B          $ 10.23        5,478
MULTIMANAGER SMALL CAP VALUE..........       1.30%       B          $ 10.17        1,415
MULTIMANAGER SMALL CAP VALUE..........       1.35%       B          $ 13.37        1,914
MULTIMANAGER SMALL CAP VALUE..........       1.40%       B          $ 13.29        5,208
MULTIMANAGER SMALL CAP VALUE..........       1.50%       B          $ 10.07        7,062
MULTIMANAGER SMALL CAP VALUE..........       1.55%       B          $ 13.05        1,909
MULTIMANAGER SMALL CAP VALUE..........       1.60%       B          $ 12.97        2,646
MULTIMANAGER SMALL CAP VALUE..........       1.65%       B          $  9.97        6,164
MULTIMANAGER SMALL CAP VALUE..........       1.70%       B          $ 12.81          586
MULTIMANAGER SMALL CAP VALUE..........       1.80%       B          $ 12.66           29
MULTIMANAGER SMALL CAP VALUE..........       1.90%       B          $ 12.50            6

MULTIMANAGER TECHNOLOGY...............       0.50%       B          $ 10.80           --
MULTIMANAGER TECHNOLOGY...............       0.95%       B          $ 10.42           21
MULTIMANAGER TECHNOLOGY...............       1.20%       B          $ 10.21        2,254
MULTIMANAGER TECHNOLOGY...............       1.25%       B          $ 11.89        2,741

                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                                                                                                   Units
                                                                          Contract                              Outstanding
                                                                           charges   Share Class   Unit Value     (000s)
                                                                         ---------- ------------- ------------ ------------
MULTIMANAGER TECHNOLOGY...............................................       1.30%       B           $ 11.84        3,012
MULTIMANAGER TECHNOLOGY...............................................       1.35%       B           $ 10.08          657
MULTIMANAGER TECHNOLOGY...............................................       1.40%       B           $ 10.04        5,089
MULTIMANAGER TECHNOLOGY...............................................       1.50%       B           $ 11.70        5,807
MULTIMANAGER TECHNOLOGY...............................................       1.55%       B           $  9.92        5,240
MULTIMANAGER TECHNOLOGY...............................................       1.60%       B           $  9.88        2,062
MULTIMANAGER TECHNOLOGY...............................................       1.65%       B           $ 11.59        5,856
MULTIMANAGER TECHNOLOGY...............................................       1.70%       B           $  9.80          766
MULTIMANAGER TECHNOLOGY...............................................       1.80%       B           $  9.72            8
MULTIMANAGER TECHNOLOGY...............................................       1.90%       B           $  9.64           --

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.30%       B           $ 10.05           10
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.55%       B           $ 10.05           --
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.65%       B           $ 10.04           --
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.70%       B           $ 10.04           --

PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.30%       B           $  9.98            6
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.55%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.65%       B           $  9.97            1
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.70%       B           $  9.97           --

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.30%       B           $  9.98            8
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.55%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.65%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.70%       B           $  9.98           --

PROFUND VP BEAR.......................................................       1.30%       B           $  9.67            1
PROFUND VP BEAR.......................................................       1.55%       B           $  9.66           --
PROFUND VP BEAR.......................................................       1.65%       B           $  9.66           --
PROFUND VP BEAR.......................................................       1.70%       B           $  9.66           --

PROFUND VP BIOTECHNOLOGY..............................................       1.30%       B           $ 10.09           --
PROFUND VP BIOTECHNOLOGY..............................................       1.55%       B           $ 10.09           --
PROFUND VP BIOTECHNOLOGY..............................................       1.65%       B           $ 10.08           --
PROFUND VP BIOTECHNOLOGY..............................................       1.70%       B           $ 10.08           --

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.30%       B           $ 10.30            2
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.55%       B           $ 10.29           --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.65%       B           $ 10.29           --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.70%       B           $ 10.29           --

TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.30%       B           $ 10.05            3
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.55%       B           $ 10.05           --
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.65%       B           $ 10.05           --
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.70%       B           $ 10.05           --

VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.30%       B           $ 10.30            1
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.55%       B           $ 10.30           --
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.65%       B           $ 10.30           --
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.70%       B           $ 10.30           --

The accompanying notes are an integral part of these financial statements.

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          AIM V.I.          AIM V.I.
                                                        GLOBAL REAL       MID CAP CORE
                                                      ESTATE FUND (b)   EQUITY FUND (b)
                                                     ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $--               $--
 Expenses:
  Less: Asset-based charges.........................         1                --
                                                           ---               ---
Net Investment Income (Loss)........................        (1)               --
                                                           ---               ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        --                --
  Realized gain distribution from The Trusts........        --                --
                                                           ---               ---
 Net realized gain (loss)...........................        --                --
                                                           ---               ---
 Change in unrealized appreciation
  (depreciation) of investments.....................        10                (5)
                                                           ---               ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        10                (5)
                                                           ---               ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $ 9               $(5)
                                                           ===               ===



                                                                       AMERICAN CENTURY
                                                         ALL ASSET        VP MID CAP       AXA AGGRESSIVE   AXA BALANCED
                                                      ALLOCATION (b)    VALUE FUND (b)       ALLOCATION     STRATEGY (a)
                                                     ---------------- ------------------ ----------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $222             $  3          $    24,943,454   $  955,033
 Expenses:
  Less: Asset-based charges.........................         --               --               37,645,648      274,554
                                                           ----             ----          ---------------   ----------
Net Investment Income (Loss)........................        222                3              (12,702,194)     680,479
                                                           ----             ----          ---------------   ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         --               --             (240,538,810)     133,154
  Realized gain distribution from The Trusts........        150               --              302,440,732      402,748
                                                           ----             ----          ---------------   ----------
 Net realized gain (loss)...........................        150               --               61,901,922      535,902
                                                           ----             ----          ---------------   ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        196              (11)             553,620,619      754,528
                                                           ----             ----          ---------------   ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        346              (11)             615,522,541    1,290,430
                                                           ----             ----          ---------------   ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $568             $ (8)         $   602,820,347   $1,970,909
                                                           ====             ====          ===============   ==========

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      AXA CONSERVATIVE    AXA CONSERVATIVE
                                                         ALLOCATION     GROWTH STRATEGY (a)
                                                     ----------------- ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $  39,941,016          $674,279
 Expenses:
  Less: Asset-based charges.........................      25,302,597           158,101
                                                       -------------          --------
Net Investment Income (Loss)........................      14,638,419           516,178
                                                       -------------          --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (81,086,045)           53,032
  Realized gain distribution from The Trusts........      57,869,672           191,333
                                                       -------------          --------
 Net realized gain (loss)...........................     (23,216,373)          244,365
                                                       -------------          --------
 Change in unrealized appreciation
  (depreciation) of investments.....................     157,791,510            82,731
                                                       -------------          --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     134,575,137           327,096
                                                       -------------          --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $ 149,213,556          $843,274
                                                       =============          ========



                                                      AXA CONSERVATIVE   AXA CONSERVATIVE-PLUS    AXA GROWTH      AXA MODERATE
                                                        STRATEGY (a)           ALLOCATION        STRATEGY (a)      ALLOCATION
                                                     ------------------ ----------------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   508,923          $  29,240,776        $1,341,180    $    90,223,488
 Expenses:
  Less: Asset-based charges.........................         96,731             22,188,793           570,687         92,907,433
                                                        -----------          -------------        ----------    ---------------
Net Investment Income (Loss)........................        412,192              7,051,983           770,493         (2,683,945)
                                                        -----------          -------------        ----------    ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         29,126            (63,650,130)          112,546       (139,165,511)
  Realized gain distribution from The Trusts........         57,470             93,204,788           842,474        447,853,874
                                                        -----------          -------------        ----------    ---------------
 Net realized gain (loss)...........................         86,596             29,554,658           955,020        308,688,363
                                                        -----------          -------------        ----------    ---------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       (299,450)           156,537,422         3,895,194        647,151,022
                                                        -----------          -------------        ----------    ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       (212,854)           186,092,080         4,850,214        955,839,385
                                                        -----------          -------------        ----------    ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   199,338          $ 193,144,063        $5,620,707    $   953,155,440
                                                        ===========          =============        ==========    ===============

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        AXA MODERATE    AXA MODERATE-PLUS      AXA TACTICAL
                                                      GROWTH STRATEGY       ALLOCATION      MANAGER 2000 I (b)
                                                     ----------------- ------------------- --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $1,821,625      $  124,893,351           $   165
 Expenses:
  Less: Asset-based charges.........................        647,902         137,883,194                17
                                                         ----------      --------------           -------
Net Investment Income (Loss)........................      1,173,723         (12,989,843)              148
                                                         ----------      --------------           -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        121,596        (284,668,833)               --
  Realized gain distribution from The Trusts........      1,079,585         845,085,854                --
                                                         ----------      --------------           -------
 Net realized gain (loss)...........................      1,201,181         560,417,021                --
                                                         ----------      --------------           -------
 Change in unrealized appreciation
  (depreciation) of investments.....................      3,128,717       1,232,444,209            34,067
                                                         ----------      --------------           -------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      4,329,898       1,792,861,230            34,067
                                                         ----------      --------------           -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $5,503,621      $1,779,871,387           $34,215
                                                         ==========      ==============           =======



                                                                                                 AXA TACTICAL
                                                         AXA TACTICAL        AXA TACTICAL           MANAGER
                                                      MANAGER 400 I (b)   MANAGER 500 I (b)   INTERNATIONAL I (b)
                                                     ------------------- ------------------- --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $   217             $   580              $   811
 Expenses:
  Less: Asset-based charges.........................            16                  46                   33
                                                           -------             -------              -------
Net Investment Income (Loss)........................           201                 534                  778
                                                           -------             -------              -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............            --                  --                   --
  Realized gain distribution from The Trusts........            --                  --                  715
                                                           -------             -------              -------
 Net realized gain (loss)...........................            --                  --                  715
                                                           -------             -------              -------
 Change in unrealized appreciation
  (depreciation) of investments.....................        36,489              32,885               25,574
                                                           -------             -------              -------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        36,489              32,885               26,289
                                                           -------             -------              -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $36,690             $33,419              $27,067
                                                           =======             =======              =======

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          BLACKROCK GLOBAL       EQ/ALLIANCEBERNSTEIN
                                                      ALLOCATION V.I. FUND (b)       INTERNATIONAL
                                                     -------------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................          $  1,139              $  14,874,002
 Expenses:
  Less: Asset-based charges.........................                60                  9,183,006
                                                              --------              -------------
Net Investment Income (Loss)........................             1,079                  5,690,996
                                                              --------              -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............                --                (91,509,083)
  Realized gain distribution from The Trusts........                --                         --
                                                              --------              -------------
 Net realized gain (loss)...........................                --                (91,509,083)
                                                              --------              -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................            (2,268)               232,468,311
                                                              --------              -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................            (2,268)               140,959,228
                                                              --------              -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................          $ (1,189)             $ 146,650,224
                                                              ========              =============



                                                                             EQ/AXA FRANKLIN   EQ/BLACKROCK     EQ/BLACKROCK
                                                      EQ/ALLIANCEBERNSTEIN      SMALL CAP       BASIC VALUE     INTERNATIONAL
                                                        SMALL CAP GROWTH       VALUE CORE         EQUITY            VALUE
                                                     ---------------------- ---------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $       52,070      $      849,949   $  16,463,074    $  13,245,128
 Expenses:
  Less: Asset-based charges.........................          4,362,202           1,234,568       8,708,356        9,362,483
                                                         --------------      --------------   -------------    -------------
Net Investment Income (Loss)........................         (4,310,132)           (384,619)      7,754,718        3,882,645
                                                         --------------      --------------   -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (34,343,729)        (17,913,800)    (35,090,646)     (48,807,629)
  Realized gain distribution from The Trusts........                 --                  --              --               --
                                                         --------------      --------------   -------------    -------------
 Net realized gain (loss)...........................        (34,343,729)        (17,913,800)    (35,090,646)     (48,807,629)
                                                         --------------      --------------   -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        128,581,249          38,569,835     189,036,589      208,617,978
                                                         --------------      --------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         94,237,520          20,656,035     153,945,943      159,810,349
                                                         --------------      --------------   -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $   89,927,388      $   20,271,416   $ 161,700,661    $ 163,692,994
                                                         ==============      ==============   =============    =============

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/BOSTON ADVISORS       EQ/CALVERT
                                                        EQUITY INCOME     SOCIALLY RESPONSIBLE
                                                     ------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $    4,197,605         $     95,516
 Expenses:
  Less: Asset-based charges.........................        2,417,840              569,706
                                                       --------------         ------------
Net Investment Income (Loss)........................        1,779,765             (474,190)
                                                       --------------         ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (25,947,444)          (3,614,940)
  Realized gain distribution from The Trusts........               --                   --
                                                       --------------         ------------
 Net realized gain (loss)...........................      (25,947,444)          (3,614,940)
                                                       --------------         ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       43,864,420           14,488,579
                                                       --------------         ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       17,916,976           10,873,639
                                                       --------------         ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   19,696,741         $ 10,399,449
                                                       ==============         ============



                                                         EQ/CAPITAL         EQ/CAPITAL         EQ/COMMON         EQ/CORE
                                                      GUARDIAN GROWTH   GUARDIAN RESEARCH     STOCK INDEX      BOND INDEX
                                                     ----------------- ------------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      941,431      $   8,849,078     $  11,775,585    $   23,670,565
 Expenses:
  Less: Asset-based charges.........................       4,266,378         11,228,995         9,474,270        13,198,765
                                                      --------------      -------------     -------------    --------------
Net Investment Income (Loss)........................      (3,324,947)        (2,379,917)        2,301,315        10,471,800
                                                      --------------      -------------     -------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (17,504,333)       (36,538,854)      (47,722,505)      (41,741,742)
  Realized gain distribution from The Trusts........              --                 --                --                --
                                                      --------------      -------------     -------------    --------------
 Net realized gain (loss)...........................     (17,504,333)       (36,538,854)      (47,722,505)      (41,741,742)
                                                      --------------      -------------     -------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     101,412,213        244,976,815       205,511,015        36,863,152
                                                      --------------      -------------     -------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      83,907,880        208,437,961       157,788,510        (4,878,590)
                                                      --------------      -------------     -------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   80,582,933      $ 206,058,044     $ 160,089,825    $    5,593,210
                                                      ==============      =============     =============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       EQ/DAVIS NEW       EQ/EQUITY       EQ/EQUITY
                                                       YORK VENTURE       500 INDEX      GROWTH PLUS
                                                     ---------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    4,804,192   $  19,314,221    $  10,018,475
 Expenses:
  Less: Asset-based charges.........................       4,163,759      14,402,511       17,281,651
                                                      --------------   -------------    -------------
Net Investment Income (Loss)........................         640,433       4,911,710       (7,263,176)
                                                      --------------   -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (26,279,448)    (61,649,990)     (52,280,543)
  Realized gain distribution from The Trusts........              --       2,819,074               --
                                                      --------------   -------------    -------------
 Net realized gain (loss)...........................     (26,279,448)    (58,830,916)     (52,280,543)
                                                      --------------   -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     105,138,412     280,996,890      342,994,624
                                                      --------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      78,858,964     222,165,974      290,714,081
                                                      --------------   -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   79,499,397   $ 227,077,684    $ 283,450,905
                                                      ==============   =============    =============



                                                      EQ/EVERGREEN    EQ/FRANKLIN        EQ/FRANKLIN
                                                          OMEGA      CORE BALANCED   TEMPLETON ALLOCATION
                                                     -------------- --------------- ---------------------
Income and Expenses:
 nvestment Income:
  Dividends from The Trusts.........................  $    367,028   $  29,692,576      $  28,150,298
 Expenses:
  Less: Asset-based charges.........................     2,788,468       7,552,501         17,410,196
                                                      ------------   -------------      -------------
Net Investment Income (Loss)........................    (2,421,440)     22,140,075         10,740,102
                                                      ------------   -------------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (9,138,410)    (41,977,203)       (68,257,655)
  Realized gain distribution from The Trusts........            --              --                 --
                                                      ------------   -------------      -------------
 Net realized gain (loss)...........................    (9,138,410)    (41,977,203)       (68,257,655)
                                                      ------------   -------------      -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    77,956,029     149,692,792        343,049,903
                                                      ------------   -------------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    68,817,619     107,715,589        274,792,248
                                                      ------------   -------------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 66,396,179   $ 129,855,664      $ 285,532,350
                                                      ============   =============      =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/GAMCO        EQ/GAMCO
                                                       MERGERS AND   SMALL COMPANY      EQ/GLOBAL
                                                      ACQUISITIONS       VALUE          BOND PLUS
                                                     -------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $         --   $   2,150,947   $    3,158,091
 Expenses:
  Less: Asset-based charges.........................     1,793,681       7,200,981        5,863,255
                                                      ------------   -------------   --------------
Net Investment Income (Loss)........................    (1,793,681)     (5,050,034)      (2,705,164)
                                                      ------------   -------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (6,400,132)    (22,466,131)     (24,770,624)
  Realized gain distribution from The Trusts........       633,260              --        1,452,885
                                                      ------------   -------------   --------------
 Net realized gain (loss)...........................    (5,766,872)    (22,466,131)     (23,317,739)
                                                      ------------   -------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    24,311,739     198,092,476       26,152,690
                                                      ------------   -------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    18,544,867     175,626,345        2,834,951
                                                      ------------   -------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 16,751,186   $ 170,576,311   $      129,787
                                                      ============   =============   ==============



                                                         EQ/GLOBAL      EQ/INTERMEDIATE
                                                        MULTI-SECTOR       GOVERNMENT     EQ/INTERNATIONAL
                                                           EQUITY          BOND INDEX        CORE PLUS
                                                     ----------------- ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    11,860,644    $   3,890,176     $  19,900,816
 Expenses:
  Less: Asset-based charges.........................       13,199,182        5,727,293         9,391,428
                                                      ---------------    -------------     -------------
Net Investment Income (Loss)........................       (1,338,538)      (1,837,117)       10,509,388
                                                      ---------------    -------------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (134,958,138)      (5,818,927)      (46,621,982)
  Realized gain distribution from The Trusts........               --               --                --
                                                      ---------------    -------------     -------------
 Net realized gain (loss)...........................     (134,958,138)      (5,818,927)      (46,621,982)
                                                      ---------------    -------------     -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      486,494,355       (7,140,455)      225,338,883
                                                      ---------------    -------------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      351,536,217      (12,959,382)      178,716,901
                                                      ---------------    -------------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   350,197,679    $ (14,796,499)    $ 189,226,289
                                                      ===============    =============     =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                             EQ/INTERNATIONAL
                                                      EQ/INTERNATIONAL ETF        GROWTH
                                                     ---------------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $164,334         $    2,631,249
 Expenses:
  Less: Asset-based charges.........................             --               3,082,517
                                                            --------         --------------
Net Investment Income (Loss)........................         164,334               (451,268)
                                                            --------         --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............              (1)           (26,477,852)
  Realized gain distribution from The Trusts........          64,866                      --
                                                            --------         --------------
 Net realized gain (loss)...........................          64,865            (26,477,852)
                                                            --------         --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................         151,754             92,760,178
                                                            --------         --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         216,619             66,282,326
                                                            --------         --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $380,953         $   65,831,058
                                                            ========         ==============



                                                          EQ/JPMORGAN        EQ/LARGE CAP     EQ/LARGE CAP     EQ/LARGE CAP
                                                      VALUE OPPORTUNITIES      CORE PLUS      GROWTH INDEX      GROWTH PLUS
                                                     --------------------- ---------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $    3,232,082      $    5,940,298   $    5,727,643   $    2,794,843
 Expenses:
  Less: Asset-based charges.........................         3,134,261           1,993,377        3,961,684        3,117,800
                                                        --------------      --------------   --------------   --------------
Net Investment Income (Loss)........................            97,821           3,946,921        1,765,959         (322,957)
                                                        --------------      --------------   --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (29,711,065)        (15,412,420)     (13,310,399)     (12,614,811)
  Realized gain distribution from The Trusts........                --                  --               --               --
                                                        --------------      --------------   --------------   --------------
 Net realized gain (loss)...........................       (29,711,065)        (15,412,420)     (13,310,399)     (12,614,811)
                                                        --------------      --------------   --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        89,134,293          42,870,315      100,800,552       75,552,967
                                                        --------------      --------------   --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        59,423,228          27,457,895       87,490,153       62,938,156
                                                        --------------      --------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   59,521,049      $   31,404,816   $   89,256,112   $   62,615,199
                                                        ==============      ==============   ==============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       EQ/LARGE CAP      EQ/LARGE CAP
                                                        VALUE INDEX       VALUE PLUS
                                                     ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    8,096,912   $    22,859,653
 Expenses:
  Less: Asset-based charges.........................       1,323,688        15,381,569
                                                      --------------   ---------------
Net Investment Income (Loss)........................       6,773,224         7,478,084
                                                      --------------   ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (27,527,716)     (116,190,615)
  Realized gain distribution from The Trusts........              --                --
                                                      --------------   ---------------
 Net realized gain (loss)...........................     (27,527,716)     (116,190,615)
                                                      --------------   ---------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      38,402,053       296,761,284
                                                      --------------   ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      10,874,337       180,570,669
                                                      --------------   ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   17,647,561   $   188,048,753
                                                      ==============   ===============



                                                        EQ/LORD ABBETT    EQ/LORD ABBETT     EQ/MID CAP       EQ/MID CAP
                                                      GROWTH AND INCOME   LARGE CAP CORE       INDEX          VALUE PLUS
                                                     ------------------- ---------------- --------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      745,579     $      826,605   $   6,039,641   $   10,163,157
 Expenses:
  Less: Asset-based charges.........................        1,513,052          1,808,040       8,081,652        8,797,350
                                                       --------------     --------------   -------------   --------------
Net Investment Income (Loss)........................         (767,473)          (981,435)     (2,042,011)       1,365,807
                                                       --------------     --------------   -------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (12,823,244)       (10,046,237)    (76,754,441)    (124,353,745)
  Realized gain distribution from The Trusts........               --                 --              --               --
                                                       --------------     --------------   -------------   --------------
 Net realized gain (loss)...........................      (12,823,244)       (10,046,237)    (76,754,441)    (124,353,745)
                                                       --------------     --------------   -------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       31,280,658         41,151,180     249,782,270       36,575,607
                                                       --------------     --------------   -------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       18,457,414         31,104,943     173,027,829      (87,778,138)
                                                       --------------     --------------   -------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   17,689,941     $   30,123,508   $ 170,985,818   $  (86,412,331)
                                                       ==============     ==============   =============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/MONEY        EQ/MONTAG &
                                                          MARKET       CALDWELL GROWTH
                                                     ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $           8    $      591,270
 Expenses:
  Less: Asset-based charges.........................     18,440,074         2,302,593
                                                      -------------    --------------
Net Investment Income (Loss)........................    (18,440,066)       (1,711,323)
                                                      -------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (233,096)      (14,655,162)
  Realized gain distribution from The Trusts........             --                --
                                                      -------------    --------------
 Net realized gain (loss)...........................       (233,096)      (14,655,162)
                                                      -------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        156,107        55,673,036
                                                      -------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        (76,989)       41,017,874
                                                      -------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ (18,517,055)   $   39,306,551
                                                      =============    ==============



                                                          EQ/MUTUAL      EQ/OPPENHEIMER       EQ/PIMCO         EQ/QUALITY
                                                      LARGE CAP EQUITY       GLOBAL       ULTRA SHORT BOND      BOND PLUS
                                                     ------------------ ---------------- ------------------ ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      391,798    $      788,883    $   13,313,175    $   15,246,409
 Expenses:
  Less: Asset-based charges.........................        3,229,718         1,788,395        17,043,301         5,629,440
                                                       --------------    --------------    --------------    --------------
Net Investment Income (Loss)........................       (2,837,920)         (999,512)       (3,730,126)        9,616,969
                                                       --------------    --------------    --------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (25,424,474)      (12,845,925)      (38,359,983)      (16,834,854)
  Realized gain distribution from The Trusts........               --                --         2,829,582                --
                                                       --------------    --------------    --------------    --------------
 Net realized gain (loss)...........................      (25,424,474)      (12,845,925)      (35,530,401)      (16,834,854)
                                                       --------------    --------------    --------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       74,942,306        52,404,085        69,287,120        27,244,526
                                                       --------------    --------------    --------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       49,517,832        39,558,160        33,756,719        10,409,672
                                                       --------------    --------------    --------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   46,679,912    $   38,558,648    $   30,026,593    $   20,026,641
                                                       ==============    ==============    ==============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/SMALL      EQ/T. ROWE PRICE
                                                       COMPANY INDEX     GROWTH STOCK
                                                     ---------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    5,081,397    $           --
 Expenses:
  Less: Asset-based charges.........................       4,797,496         3,334,900
                                                      --------------    --------------
Net Investment Income (Loss)........................         283,901        (3,334,900)
                                                      --------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (47,942,631)      (11,405,129)
  Realized gain distribution from The Trusts........              --                --
                                                      --------------    --------------
 Net realized gain (loss)...........................     (47,942,631)      (11,405,129)
                                                      --------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     125,840,042        93,287,481
                                                      --------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      77,897,411        81,882,352
                                                      --------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   78,181,312    $   78,547,452
                                                      ==============    ==============



                                                       EQ/TEMPLETON          EQ/UBS         EQ/VAN KAMPEN   EQ/VAN KAMPEN
                                                       GLOBAL EQUITY   GROWTH AND INCOME      COMSTOCK      MID CAP GROWTH
                                                     ---------------- ------------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    2,398,888     $    448,409      $    2,724,014   $          --
 Expenses:
  Less: Asset-based charges.........................       2,416,588          784,997           2,854,892       4,344,315
                                                      --------------     ------------      --------------   -------------
Net Investment Income (Loss)........................         (17,700)        (336,588)           (130,878)     (4,344,315)
                                                      --------------     ------------      --------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (20,976,814)      (7,822,551)        (22,515,911)    (25,824,738)
  Realized gain distribution from The Trusts........              --               --                  --              --
                                                      --------------     ------------      --------------   -------------
 Net realized gain (loss)...........................     (20,976,814)      (7,822,551)        (22,515,911)    (25,824,738)
                                                      --------------     ------------      --------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      62,319,576       22,719,844          68,993,230     155,347,475
                                                      --------------     ------------      --------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      41,342,762       14,897,293          46,477,319     129,522,737
                                                      --------------     ------------      --------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   41,325,062     $ 14,560,705      $   46,346,441   $ 125,178,422
                                                      ==============     ============      ==============   =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                        CONTRAFUND         MID CAP       STRATEGIC INCOME
                                                       PORTFOLIO (b)    PORTFOLIO (b)      PORTFOLIO (b)
                                                     ---------------- ----------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $--               $--               $--
 Expenses:
  Less: Asset-based charges.........................         1                --                 2
                                                           ---               ---               ---
Net Investment Income (Loss)........................        (1)               --                (2)
                                                           ---               ---               ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        --                --                --
  Realized gain distribution from The Trusts........        --                --                --
                                                           ---               ---               ---
 Net realized gain (loss)...........................        --                --                --
                                                           ---               ---               ---
 Change in unrealized appreciation
  (depreciation) of investments.....................        --                --                21
                                                           ---               ---               ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        --                --                21
                                                           ---               ---               ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $(1)              $--               $19
                                                           ===               ===               ===



                                                      FRANKLIN STRATEGIC    GOLDMAN SACHS     IVY FUNDS VIP
                                                       INCOME SECURITIES     VIT MID CAP        DIVIDEND
                                                           FUND (b)        VALUE FUND (b)   OPPORTUNITIES (b)
                                                     -------------------- ---------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $   --              $--              $ --
 Expenses:
  Less: Asset-based charges.........................            12               --                 1
                                                            ------              ---              ----
Net Investment Income (Loss)........................           (12)              --                (1)
                                                            ------              ---              ----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............            --               --                --
  Realized gain distribution from The Trusts........            --               --                --
                                                            ------              ---              ----
 Net realized gain (loss)...........................            --               --                --
                                                            ------              ---              ----
 Change in unrealized appreciation
  (depreciation) of investments.....................            58               (9)              (35)
                                                            ------              ---              ----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................            58               (9)              (35)
                                                            ------              ---              ----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $   46              $(9)             $(36)
                                                            ======              ===              ====

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                       IVY FUNDS VIP
                                                      IVY FUNDS VIP   GLOBAL NATURAL
                                                        ENERGY (b)     RESOURCES (b)
                                                     --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $--             $  --
 Expenses:
  Less: Asset-based charges.........................       --                 9
                                                          ---             -----
Net Investment Income (Loss)........................       --                (9)
                                                          ---             -----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       --                --
  Realized gain distribution from The Trusts........       --                --
                                                          ---             -----
 Net realized gain (loss)...........................       --                --
                                                          ---             -----
 Change in unrealized appreciation
  (depreciation) of investments.....................       (8)             (370)
                                                          ---             -----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       (8)             (370)
                                                          ---             -----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $(8)            $(379)
                                                          ===             =====



                                                                        IVY FUNDS VIP   IVY FUNDS VIP
                                                       IVY FUNDS VIP       MID CAP       SCIENCE AND     IVY FUNDS VIP
                                                      HIGH INCOME (b)     GROWTH (b)      TECHNOLOGY    SMALL CAP GROWTH
                                                     ----------------- --------------- --------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $   --            $--             $--              $--
 Expenses:
  Less: Asset-based charges.........................          10              1               1               --
                                                          ------            ---             ---              ---
Net Investment Income (Loss)........................         (10)            (1)             (1)              --
                                                          ------            ---             ---              ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --             --              --               --
  Realized gain distribution from The Trusts........          --             --              --               --
                                                          ------            ---             ---              ---
 Net realized gain (loss)...........................          --             --              --               --
                                                          ------            ---             ---              ---
 Change in unrealized appreciation
  (depreciation) of investments.....................         107             (8)              5               (8)
                                                          ------            ---             ---              ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         107             (8)              5               (8)
                                                          ------            ---             ---              ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $   97            $(9)            $ 4              $(8)
                                                          ======            ===             ===              ===

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        LAZARD RETIREMENT
                                                        EMERGING MARKETS     MFS(R) INTERNATIONAL
                                                      EQUITY PORTFOLIO (b)      VALUE PORTFOLIO
                                                     ---------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................          $--                     $--
 Expenses:
  Less: Asset-based charges.........................            1                      --
                                                              ---                     ---
Net Investment Income (Loss)........................           (1)                     --
                                                              ---                     ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............           --                      --
  Realized gain distribution from The Trusts........           --                      --
                                                              ---                     ---
 Net realized gain (loss)...........................           --                      --
                                                              ---                     ---
 Change in unrealized appreciation
  (depreciation) of investments.....................           --                      --
                                                              ---                     ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................           --                      --
                                                              ---                     ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................          $(1)                    $--
                                                              ===                     ===



                                                                                          MULTIMANAGER   MULTIMANAGER
                                                         MULTIMANAGER     MULTIMANAGER   INTERNATIONAL     LARGE CAP
                                                      AGGRESSIVE EQUITY     CORE BOND        EQUITY       CORE EQUITY
                                                     ------------------- -------------- --------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      293,191     $ 32,241,641   $   6,317,243   $  1,610,653
 Expenses:
  Less: Asset-based charges.........................        2,083,221       13,183,060       5,787,849      1,586,744
                                                       --------------     ------------   -------------   ------------
Net Investment Income (Loss)........................       (1,790,030)      19,058,581         529,394         23,909
                                                       --------------     ------------   -------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (12,286,920)      (4,260,289)    (40,200,014)    (9,143,855)
  Realized gain distribution from The Trusts........               --        2,313,084              --             --
                                                       --------------     ------------   -------------   ------------
 Net realized gain (loss)...........................      (12,286,920)      (1,947,205)    (40,200,014)    (9,143,855)
                                                       --------------     ------------   -------------   ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       18,886,872       40,797,591     140,444,319     38,805,231
                                                       --------------     ------------   -------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        6,599,952       38,850,386     100,244,305     29,661,376
                                                       --------------     ------------   -------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $    4,809,922     $ 57,908,967   $ 100,773,699   $ 29,685,285
                                                       ==============     ============   =============   ============

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER     MULTIMANAGER
                                                         LARGE CAP        LARGE CAP
                                                          GROWTH            VALUE
                                                     ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      289,497   $    6,343,595
 Expenses:
  Less: Asset-based charges.........................       2,638,304        5,111,962
                                                      --------------   --------------
Net Investment Income (Loss)........................      (2,348,807)       1,231,633
                                                      --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (20,651,082)     (46,653,561)
  Realized gain distribution from The Trusts........              --               --
                                                      --------------   --------------
 Net realized gain (loss)...........................     (20,651,082)     (46,653,561)
                                                      --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      78,511,066      112,693,080
                                                      --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      57,859,984       66,039,519
                                                      --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   55,511,177   $   67,271,152
                                                      ==============   ==============



                                                       MULTIMANAGER                     MULTIMANAGER     MULTIMANAGER
                                                          MID CAP       MULTIMANAGER    MULTI-SECTOR       SMALL CAP
                                                          GROWTH       MID CAP VALUE        BOND            GROWTH
                                                     ---------------- --------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $           --   $   8,551,261   $   25,191,451   $           --
 Expenses:
  Less: Asset-based charges.........................       3,614,543       4,033,814        7,997,328        2,370,794
                                                      --------------   -------------   --------------   --------------
Net Investment Income (Loss)........................      (3,614,543)      4,517,447       17,194,123       (2,370,794)
                                                      --------------   -------------   --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (25,660,047)    (35,769,543)     (63,176,365)     (23,652,038)
  Realized gain distribution from The Trusts........              --              --               --               --
                                                      --------------   -------------   --------------   --------------
 Net realized gain (loss)...........................     (25,660,047)    (35,769,543)     (63,176,365)     (23,652,038)
                                                      --------------   -------------   --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     114,933,970     131,949,303       87,731,032       74,520,459
                                                      --------------   -------------   --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      89,273,923      96,179,760       24,554,667       50,868,421
                                                      --------------   -------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   85,659,380   $ 100,697,207   $   41,748,790   $   48,497,627
                                                      ==============   =============   ==============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER
                                                         SMALL CAP      MULTIMANAGER
                                                           VALUE         TECHNOLOGY
                                                     ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    3,758,557   $          --
 Expenses:
  Less: Asset-based charges.........................       5,303,818       3,925,576
                                                      --------------   -------------
Net Investment Income (Loss)........................      (1,545,261)     (3,925,576)
                                                      --------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (60,110,466)    (24,402,155)
  Realized gain distribution from The Trusts........              --              --
                                                      --------------   -------------
 Net realized gain (loss)...........................     (60,110,466)    (24,402,155)
                                                      --------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     145,403,986     146,694,797
                                                      --------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      85,293,520     122,292,642
                                                      --------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   83,748,259   $ 118,367,066
                                                      ==============   =============



                                                        PIMCO VARIABLE         PIMCO VARIABLE       PIMCO VARIABLE
                                                        INSURANCE TRUST        INSURANCE TRUST      INSURANCE TRUST
                                                       EMERGING MARKETS          REAL RETURN         TOTAL RETURN    PROFUND VP
                                                      BOND PORTFOLIO (b)   STRATEGY PORTFOLIO (b)    PORTFOLIO (b)    BEAR (b)
                                                     -------------------- ------------------------ ---------------- -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $  82                 $ --                   $ --           $--
 Expenses:
  Less: Asset-based charges.........................           18                    5                      6             2
                                                            -----                 ----                   ----           ---
Net Investment Income (Loss)........................           64                   (5)                    (6)           (2)
                                                            -----                 ----                   ----           ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............           --                   --                     --            --
  Realized gain distribution from The Trusts........           --                    6                     15            --
                                                            -----                 ----                   ----           ---
 Net realized gain (loss)...........................           --                    6                     15            --
                                                            -----                 ----                   ----           ---
 Change in unrealized appreciation
  (depreciation) of investments.....................         (162)                 (21)                   (46)           65
                                                            -----                 ----                   ----           ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         (162)                 (15)                   (31)           65
                                                            -----                 ----                   ----           ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $ (98)                $(20)                  $(37)          $63
                                                            =====                 ====                   ====           ===

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          PROFUND VP      TARGET 2035   TARGET 2045
                                                      BIOTECHNOLOGY (b)    ALLOCATION    ALLOCATION
                                                     ------------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $ --            $ 32,204      $ 31,332
 Expenses:
  Less: Asset-based charges.........................           1                  --            --
                                                            ----            --------      --------
Net Investment Income (Loss)........................          (1)             32,204        31,332
                                                            ----            --------      --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --                  --            --
  Realized gain distribution from The Trusts........          --               2,803         3,755
                                                            ----            --------      --------
 Net realized gain (loss)...........................          --               2,803         3,755
                                                            ----            --------      --------
 Change in unrealized appreciation
  (depreciation) of investments.....................         (35)            152,774       159,872
                                                            ----            --------      --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         (35)            155,577       163,627
                                                            ----            --------      --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $(36)           $187,781      $194,959
                                                            ====            ========      ========



                                                           TEMPLETON             TEMPLETON            VAN ECK
                                                       DEVELOPING MARKETS       GLOBAL BOND       WORLDWIDE HARD
                                                      SECURITIES FUND (b)   SECURITIES FUND (b)   ASSETS FUND (b)
                                                     --------------------- --------------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $ --                   $--                $  --
 Expenses:
  Less: Asset-based charges.........................           4                     3                    2
                                                            ----                   ---                -----
Net Investment Income (Loss)........................          (4)                   (3)                  (2)
                                                            ----                   ---                -----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --                    --                   --
  Realized gain distribution from The Trusts........          --                    --                   --
                                                            ----                   ---                -----
 Net realized gain (loss)...........................          --                    --                   --
                                                            ----                   ---                -----
 Change in unrealized appreciation
  (depreciation) of investments.....................         174                    45                 (207)
                                                            ----                   ---                -----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         174                    45                 (207)
                                                            ----                   ---                -----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $170                   $42                $(209)
                                                            ====                   ===                =====

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                      AIM V.I. GLOBAL         AIM V.I. MID CAP
                                                   REAL ESTATE FUND* (b)   CORE EQUITY FUND* (b)
                                                  ----------------------- -----------------------
                                                            2009                    2009
                                                  ----------------------- -----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................         $    (1)                 $ --
 Net realized gain (loss) on investments.........              --                    --
 Change in unrealized appreciation
  (depreciation) of investments..................              10                    (5)
                                                          -------                  ----
 Net Increase (decrease) in net assets from
  operations.....................................               9                    (5)
                                                          -------                  ----
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          11,500                   639
  Transfers between funds including
   guaranteed interest account, net..............              --                    --
  Transfers for contract benefits and
   terminations..................................              --                    --
  Contract maintenance charges...................              --                    --
                                                          -------                  ----
 Net increase (decrease) in net assets from
  contractowners transactions....................          11,500                   639
                                                          -------                  ----
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               --                    --
                                                          -------                  ----
Increase (Decrease) in Net Assets................          11,509                   634
Net Assets -- Beginning of Period................              --                    --
                                                          -------                  ----
Net Assets -- End of Period......................         $11,509                  $634
                                                          =======                  ====
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              --                    --
 Redeemed........................................              --                    --
                                                          -------                  ----
 Net Increase (Decrease).........................              --                    --
                                                          =======                  ====
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................               1                    --
 Redeemed........................................              --                    --
                                                          -------                  ----
 Net Increase (Decrease).........................               1                    --
                                                          =======                  ====



                                                      ALL ASSET       AMERICAN CENTURY VP      AXA AGGRESSIVE
                                                   ALLOCATION (b)   MID CAP VALUE FUND* (b)      ALLOCATION
                                                  ---------------- ------------------------- ------------------
                                                        2009                  2009                  2009
                                                  ---------------- ------------------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $   222               $  3              $  (12,702,194)
 Net realized gain (loss) on investments.........          150                 --                  61,901,922
 Change in unrealized appreciation
  (depreciation) of investments..................          196                (11)                553,620,619
                                                       -------               ----              --------------
 Net Increase (decrease) in net assets from
  operations.....................................          568                 (8)                602,820,347
                                                       -------               ----              --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           --                959                 223,542,346
  Transfers between funds including
   guaranteed interest account, net..............           --                 --                  13,000,917
  Transfers for contract benefits and
   terminations..................................           --                 --                 (85,123,342)
  Contract maintenance charges...................           --                 --                 (39,107,266)
                                                       -------               ----              --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................           --                959                 112,312,655
                                                       -------               ----              --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         9,942                 --                     (46,646)
                                                       -------               ----              --------------
Increase (Decrease) in Net Assets................       10,510                951                 715,086,356
Net Assets -- Beginning of Period................           --                 --               2,198,631,703
                                                       -------               ----              --------------
Net Assets -- End of Period......................      $10,510               $951              $2,913,718,059
                                                       =======               ====              ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................           --                 --                           3
 Redeemed........................................           --                 --                          --
                                                       -------               ----              --------------
 Net Increase (Decrease).........................           --                 --                           3
                                                       =======               ====              ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           --                 --                      56,105
 Redeemed........................................           --                 --                     (41,587)
                                                       -------               ----              --------------
 Net Increase (Decrease).........................           --                 --                      14,518
                                                       =======               ====              ==============



                                                    AXA AGGRESSIVE
                                                      ALLOCATION
                                                  -------------------
                                                          2008
                                                  -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $       3,936,104
 Net realized gain (loss) on investments.........        131,282,366
 Change in unrealized appreciation
  (depreciation) of investments..................     (1,449,797,143)
                                                   -----------------
 Net Increase (decrease) in net assets from
  operations.....................................     (1,314,578,673)
                                                   -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        779,016,877
  Transfers between funds including
   guaranteed interest account, net..............         75,436,777
  Transfers for contract benefits and
   terminations..................................        (99,788,750)
  Contract maintenance charges...................        (29,008,368)
                                                   -----------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        725,656,536
                                                   -----------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (405,768)
                                                   -----------------
Increase (Decrease) in Net Assets................       (589,327,905)
Net Assets -- Beginning of Period................      2,787,959,608
                                                   -----------------
Net Assets -- End of Period......................  $   2,198,631,703
                                                   =================
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                 --
 Redeemed........................................                 --
                                                   -----------------
 Net Increase (Decrease).........................                 --
                                                   =================
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................             87,524
 Redeemed........................................            (26,948)
                                                   -----------------
 Net Increase (Decrease).........................             60,576
                                                   =================

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                    AXA BALANCED            AXA CONSERVATIVE
                                                    STRATEGY (a)               ALLOCATION
                                                  --------------- -------------------------------------
                                                        2009             2009               2008
                                                  --------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   680,479     $   14,638,419     $   47,036,051
 Net realized gain (loss) on investments.........       535,902        (23,216,373)        (7,608,777)
 Change in unrealized appreciation
  (depreciation) of investments..................       754,528        157,791,510       (159,266,295)
                                                    -----------     --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................     1,970,909        149,213,556       (119,839,021)
                                                    -----------     --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........    79,291,653        152,514,419        224,125,509
  Transfers between funds including
   guaranteed interest account, net..............    12,046,790        377,779,118        820,180,316
  Transfers for contract benefits and
   terminations..................................      (130,041)      (104,850,458)       (87,145,892)
  Contract maintenance charges...................           (70)       (22,090,232)        (9,569,855)
                                                    -----------     --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    91,208,332        403,352,847        947,590,078
                                                    -----------     --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......        110,000                 --            327,000
                                                    -----------     --------------     --------------
Increase (Decrease) in Net Assets................    93,289,241        552,566,403        828,078,057
Net Assets -- Beginning of Period................            --      1,340,768,352        512,690,295
                                                    -----------     --------------     --------------
Net Assets -- End of Period......................   $93,289,241     $1,893,334,755     $1,340,768,352
                                                    ===========     ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --                 --                 --
 Redeemed........................................            --                 --                 --
                                                    -----------     --------------     --------------
 Net Increase (Decrease).........................            --                 --                 --
                                                    ===========     ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         8,389             93,356            113,047
 Redeemed........................................          (114)           (53,577)           (26,206)
                                                    -----------     --------------     --------------
 Net Increase (Decrease).........................         8,275             39,779             86,841
                                                    ===========     ==============     ==============



                                                     AXA CONSERVATIVE    AXA CONSERVATIVE
                                                   GROWTH STRATEGY (a)     STRATEGY (a)
                                                  --------------------- ------------------
                                                           2009                2009
                                                  --------------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $   516,178         $   412,192
 Net realized gain (loss) on investments.........          244,365              86,596
 Change in unrealized appreciation
  (depreciation) of investments..................           82,731            (299,450)
                                                       -----------         -----------
 Net Increase (decrease) in net assets from
  operations.....................................          843,274             199,338
                                                       -----------         -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       45,961,434          27,686,539
  Transfers between funds including
   guaranteed interest account, net..............        7,104,601           5,307,743
  Transfers for contract benefits and
   terminations..................................         (106,386)           (122,238)
  Contract maintenance charges...................              (21)                 (2)
                                                       -----------         -----------
 Net increase (decrease) in net assets from
  contractowners transactions....................       52,959,628          32,872,042
                                                       -----------         -----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           100,000              99,999
                                                       -----------         -----------
Increase (Decrease) in Net Assets................       53,902,902          33,171,379
Net Assets -- Beginning of Period................               --                  --
                                                       -----------         -----------
Net Assets -- End of Period......................      $53,902,902         $33,171,379
                                                       ===========         ===========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                       -----------         ----------
 Net Increase (Decrease).........................               --                 --
                                                       ===========         ==========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            4,880              3,191
 Redeemed........................................              (47)               (82)
                                                       -----------         ----------
 Net Increase (Decrease).........................            4,833              3,109
                                                       ===========         ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          AXA CONSERVATIVE-PLUS            AXA GROWTH
                                                               ALLOCATION                 STRATEGY (a)
                                                  ------------------------------------- ----------------
                                                         2009               2008              2009
                                                  ------------------ ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    7,051,983     $   29,928,322     $    770,493
 Net realized gain (loss) on investments.........       29,554,658          6,879,854          955,020
 Change in unrealized appreciation
  (depreciation) of investments..................      156,537,422       (315,384,042)       3,895,194
                                                    --------------     --------------     ------------
 Net Increase (decrease) in net assets from
  operations.....................................      193,144,063       (278,575,866)       5,620,707
                                                    --------------     --------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      144,801,364        292,413,908      169,843,492
  Transfers between funds including
   guaranteed interest account, net..............      205,477,444        309,105,532       21,199,210
  Transfers for contract benefits and
   terminations..................................      (84,418,936)       (97,480,974)        (523,922)
  Contract maintenance charges...................      (18,367,816)       (11,725,004)            (297)
                                                    --------------     --------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      247,492,056        492,313,462      190,518,483
                                                    --------------     --------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            14,000             17,098          110,000
                                                    --------------     --------------     ------------
Increase (Decrease) in Net Assets................      440,650,119        213,754,694      196,249,190
Net Assets -- Beginning of Period................    1,241,918,705      1,028,164,011               --
                                                    --------------     --------------     ------------
Net Assets -- End of Period......................   $1,682,568,824     $1,241,918,705     $196,249,190
                                                    ==============     ==============     ============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --               --
 Redeemed........................................               --                 --               --
                                                    --------------     --------------     ------------
 Net Increase (Decrease).........................               --                 --               --
                                                    ==============     ==============     ============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           49,081             66,914           16,746
 Redeemed........................................          (23,515)           (23,283)             (56)
                                                    --------------     --------------     ------------
 Net Increase (Decrease).........................           25,566             43,631           16,690
                                                    ==============     ==============     ============



                                                               AXA MODERATE                  AXA MODERATE
                                                                ALLOCATION                GROWTH STRATEGY (a)
                                                  -------------------------------------- --------------------
                                                         2009                2008                2009
                                                  ------------------ ------------------- --------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (2,683,945)   $     144,603,235      $  1,173,723
 Net realized gain (loss) on investments.........      308,688,363          240,684,807         1,201,181
 Change in unrealized appreciation
  (depreciation) of investments..................      647,151,022       (2,048,184,961)        3,128,717
                                                    --------------    -----------------      ------------
 Net Increase (decrease) in net assets from
  operations.....................................      953,155,440       (1,662,896,919)        5,503,621
                                                    --------------    -----------------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      659,910,353        1,414,673,639       189,621,506
  Transfers between funds including
   guaranteed interest account, net..............      593,807,303          452,134,313        19,930,669
  Transfers for contract benefits and
   terminations..................................     (325,164,385)        (367,318,946)         (335,398)
  Contract maintenance charges...................      (78,875,394)         (55,459,239)              (44)
                                                    --------------    -----------------      ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      849,677,877        1,444,029,767       209,216,733
                                                    --------------    -----------------      ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             9,500             (242,999)          100,000
                                                    --------------    -----------------      ------------
Increase (Decrease) in Net Assets................    1,802,842,817         (219,110,151)      214,820,354
Net Assets -- Beginning of Period................    5,362,020,192        5,581,130,343                --
                                                    --------------    -----------------      ------------
Net Assets -- End of Period......................   $7,164,863,009    $   5,362,020,192      $214,820,354
                                                    ==============    =================      ============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                2                   --                --
 Redeemed........................................               --                   --                --
                                                    --------------    -----------------      ------------
 Net Increase (Decrease).........................                2                   --                --
                                                    ==============    =================      ============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          104,723              125,254            18,446
 Redeemed........................................          (33,617)             (26,736)              (75)
                                                    --------------    -----------------      ------------
 Net Increase (Decrease).........................           71,106               98,518            18,371
                                                    ==============    =================      ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             AXA MODERATE-PLUS
                                                                ALLOCATION
                                                  ---------------------------------------
                                                          2009                2008
                                                  ------------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (12,989,843)   $      83,344,261
 Net realized gain (loss) on investments.........       560,417,021          454,578,706
 Change in unrealized appreciation
  (depreciation) of investments..................     1,232,444,209       (4,240,331,255)
                                                    ---------------    -----------------
 Net Increase (decrease) in net assets from
  operations.....................................     1,779,871,387       (3,702,408,288)
                                                    ---------------    -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       715,346,985        2,281,673,853
  Transfers between funds including
   guaranteed interest account, net..............       298,695,560          310,927,122
  Transfers for contract benefits and
   terminations..................................      (374,477,153)        (454,122,102)
  Contract maintenance charges...................      (134,003,544)        (102,426,627)
                                                    ---------------    -----------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       505,561,848        2,036,052,246
                                                    ---------------    -----------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            110,647              (30,197)
                                                    ---------------    -----------------
Increase (Decrease) in Net Assets................     2,285,543,882       (1,666,386,239)
Net Assets -- Beginning of Period................     8,197,834,399        9,864,220,638
                                                    ---------------    -----------------
Net Assets -- End of Period......................   $10,483,378,281    $   8,197,834,399
                                                    ===============    =================
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                33                   --
 Redeemed........................................                --                   --
                                                    ---------------    -----------------
 Net Increase (Decrease).........................                33                   --
                                                    ===============    =================
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           123,441              220,674
 Redeemed........................................           (68,006)             (56,396)
                                                    ---------------    -----------------
 Net Increase (Decrease).........................            55,435              164,278
                                                    ===============    =================



                                                      AXA TACTICAL         AXA TACTICAL        AXA TACTICAL
                                                   MANAGER 2000 I (a)   MANAGER 400 I (a)   MANAGER 500 I (a)
                                                  -------------------- ------------------- -------------------
                                                          2009                 2009                2009
                                                  -------------------- ------------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................       $    148             $    201            $    534
 Net realized gain (loss) on investments.........             --                   --                  --
 Change in unrealized appreciation
  (depreciation) of investments..................         34,067               36,489              32,885
                                                        --------             --------            --------
 Net Increase (decrease) in net assets from
  operations.....................................         34,215               36,690              33,419
                                                        --------             --------            --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         78,016               74,833             260,178
  Transfers between funds including
   guaranteed interest account, net..............             --                   --                  --
  Transfers for contract benefits and
   terminations..................................             --                   --                  --
  Contract maintenance charges...................             --                   --                  --
                                                        --------             --------            --------
 Net increase (decrease) in net assets from
  contractowners transactions....................         78,016               74,833             260,178
                                                        --------             --------            --------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         210,000              210,000             210,000
                                                        --------             --------            --------
Increase (Decrease) in Net Assets................        322,231              321,523             503,597
Net Assets -- Beginning of Period................             --                   --                  --
                                                        --------             --------            --------
Net Assets -- End of Period......................       $322,231             $321,523            $503,597
                                                        ========             ========            ========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                   --                  --
 Redeemed........................................             --                   --                  --
                                                        --------             --------            --------
 Net Increase (Decrease).........................             --                   --                  --
                                                        ========             ========            ========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              7                    7                  25
 Redeemed........................................             --                   --                  --
                                                        --------             --------            --------
 Net Increase (Decrease).........................              7                    7                  25
                                                        ========             ========            ========



                                                      AXA TACTICAL
                                                         MANAGER
                                                   INTERNATIONAL I (a)
                                                  --------------------
                                                          2009
                                                  --------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................       $    778
 Net realized gain (loss) on investments.........            715
 Change in unrealized appreciation
  (depreciation) of investments..................         25,574
                                                        --------
 Net Increase (decrease) in net assets from
  operations.....................................         27,067
                                                        --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         79,714
  Transfers between funds including
   guaranteed interest account, net..............             --
  Transfers for contract benefits and
   terminations..................................             --
  Contract maintenance charges...................             --
                                                        --------
 Net increase (decrease) in net assets from
  contractowners transactions....................         79,714
                                                        --------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         210,000
                                                        --------
Increase (Decrease) in Net Assets................        316,781
Net Assets -- Beginning of Period................             --
                                                        --------
Net Assets -- End of Period......................       $316,781
                                                        ========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --
 Redeemed........................................             --
                                                        --------
 Net Increase (Decrease).........................             --
                                                        ========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              8
 Redeemed........................................             --
                                                        --------
 Net Increase (Decrease).........................              8
                                                        ========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        BLACKROCK GLOBAL             EQ/ALLIANCEBERNSTEIN
                                                   ALLOCATION V.I. FUND* (b)            INTERNATIONAL
                                                  --------------------------- ----------------------------------
                                                              2009                  2009              2008
                                                  --------------------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $  1,079            $   5,690,996    $    12,477,227
 Net realized gain (loss) on investments.........                --              (91,509,083)        24,979,731
 Change in unrealized appreciation
  (depreciation) of investments..................            (2,268)             232,468,311       (689,165,353)
                                                           --------            -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................            (1,189)             146,650,224       (651,708,395)
                                                           --------            -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           644,972               25,408,173        115,436,752
  Transfers between funds including
   guaranteed interest account, net..............                --              (40,078,664)       (74,025,783)
  Transfers for contract benefits and
   terminations..................................                --              (26,744,869)       (55,977,050)
  Contract maintenance charges...................                --               (9,506,547)       (10,506,171)
                                                           --------            -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................           644,972              (50,921,907)       (25,072,252)
                                                           --------            -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                 25                   35,500           (150,998)
                                                           --------            -------------    ---------------
Increase (Decrease) in Net Assets................           643,808               95,763,817       (676,931,645)
Net Assets -- Beginning of Period................                --              607,988,616      1,284,920,261
                                                           --------            -------------    ---------------
Net Assets -- End of Period......................          $643,808            $ 703,752,433    $   607,988,616
                                                           ========            =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                --                       --                 --
 Redeemed........................................                --                       --                 --
                                                           --------            -------------    ---------------
 Net Increase (Decrease).........................                --                       --                 --
                                                           ========            =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                63                    6,780             10,714
 Redeemed........................................                --                  (11,521)           (12,308)
                                                           --------            -------------    ---------------
 Net Increase (Decrease).........................                63                   (4,741)            (1,594)
                                                           ========            =============    ===============



                                                         EQ/ALLIANCEBERNSTEIN
                                                           SMALL CAP GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (4,310,132)   $    (6,084,011)
 Net realized gain (loss) on investments.........    (34,343,729)        (8,309,262)
 Change in unrealized appreciation
  (depreciation) of investments..................    128,581,249       (222,476,523)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     89,927,388       (236,869,796)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,021,593         37,063,336
  Transfers between funds including
   guaranteed interest account, net..............    (19,645,959)       (12,427,376)
  Transfers for contract benefits and
   terminations..................................    (15,544,293)       (30,315,140)
  Contract maintenance charges...................     (4,041,448)        (3,982,954)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (28,210,107)        (9,662,134)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          14,000           (186,999)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     61,731,281       (246,718,929)
Net Assets -- Beginning of Period................    280,421,943        527,140,872
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 342,153,224    $   280,421,943
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,574              5,966
 Redeemed........................................         (5,924)            (6,343)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (2,350)              (377)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/AXA FRANKLIN                     EQ/BLACKROCK
                                                        SMALL CAP VALUE CORE                BASIC VALUE EQUITY
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (384,619)   $     (282,146)  $   7,754,718    $     1,906,849
 Net realized gain (loss) on investments.........    (17,913,800)       (8,686,880)    (35,090,646)        (6,807,761)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,569,835       (21,900,745)    189,036,589       (305,492,350)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     20,271,416       (30,869,771)    161,700,661       (310,393,262)
                                                   -------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,311,029        21,810,440      47,095,848         61,465,787
  Transfers between funds including
   guaranteed interest account, net..............     (1,956,707)       29,154,742      51,752,878         (1,458,766)
  Transfers for contract benefits and
   terminations..................................     (3,890,916)       (3,083,154)    (29,184,159)       (49,860,219)
  Contract maintenance charges...................     (1,258,682)         (794,269)     (8,147,908)        (6,975,396)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      7,204,724        47,087,759      61,516,659          3,171,406
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               3        (2,911,325)         28,000            109,003
                                                   -------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................     27,476,143        13,306,663     223,245,320       (307,112,853)
Net Assets -- Beginning of Period................     74,531,038        61,224,375     522,266,147        829,379,000
                                                   -------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 102,007,181    $   74,531,038   $ 745,511,467    $   522,266,147
                                                   =============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                --              --                 --
 Redeemed........................................             --                --              --                 --
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................             --                --              --                 --
                                                   =============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,410            10,493          12,385              9,070
 Redeemed........................................         (5,439)           (4,820)         (6,336)            (7,786)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................            971             5,673           6,049              1,284
                                                   =============    ==============   =============    ===============



                                                             EQ/BLACKROCK
                                                         INTERNATIONAL VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   3,882,645    $     6,280,675
 Net realized gain (loss) on investments.........    (48,807,629)        21,522,769
 Change in unrealized appreciation
  (depreciation) of investments..................    208,617,978       (506,344,124)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    163,692,994       (478,540,680)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     26,971,529         73,740,015
  Transfers between funds including
   guaranteed interest account, net..............     (1,068,641)       (81,316,769)
  Transfers for contract benefits and
   terminations..................................    (30,573,768)       (57,703,962)
  Contract maintenance charges...................     (8,607,247)        (8,272,098)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (13,278,127)       (73,552,814)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (299,000)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    150,414,867       (552,392,494)
Net Assets -- Beginning of Period................    592,888,008      1,145,280,502
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 743,302,875    $   592,888,008
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................              1                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,779              6,597
 Redeemed........................................         (7,696)           (10,323)
                                                   -------------    ---------------
 Net Increase (Decrease).........................           (917)            (3,726)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/BOSTON ADVISORS                    EQ/CALVERT
                                                            EQUITY INCOME                 SOCIALLY RESPONSIBLE
                                                  --------------------------------- --------------------------------
                                                        2009             2008             2009            2008
                                                  ---------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   1,779,765    $   1,709,506    $   (474,190)   $     (596,506)
 Net realized gain (loss) on investments.........    (25,947,444)      (5,007,006)     (3,614,940)         (675,783)
 Change in unrealized appreciation
  (depreciation) of investments..................     43,864,420      (66,805,964)     14,488,579       (28,608,826)
                                                   -------------    -------------    ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     19,696,741      (70,103,464)     10,399,449       (29,881,115)
                                                   -------------    -------------    ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,478,474       25,954,321       1,296,389         5,781,713
  Transfers between funds including
   guaranteed interest account, net..............     (4,971,161)      10,982,143          77,436         1,659,449
  Transfers for contract benefits and
   terminations..................................     (6,227,957)      (9,708,716)     (1,594,732)       (3,334,442)
  Contract maintenance charges...................     (2,312,153)      (1,874,063)       (592,183)         (526,541)
                                                   -------------    -------------    ------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      4,967,203       25,353,685        (813,090)        3,580,179
                                                   -------------    -------------    ------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (127,317)             --           (31,001)
                                                   -------------    -------------    ------------    --------------
Increase (Decrease) in Net Assets................     24,663,944      (44,877,096)      9,586,359       (26,331,937)
Net Assets -- Beginning of Period................    157,471,117      202,348,213      36,094,424        62,426,361
                                                   -------------    -------------    ------------    --------------
Net Assets -- End of Period......................  $ 182,135,061    $ 157,471,117    $ 45,680,783    $   36,094,424
                                                   =============    =============    ============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --              --                --
 Redeemed........................................             --               --              --                --
                                                   -------------    -------------    ------------    --------------
 Net Increase (Decrease).........................             --               --              --                --
                                                   =============    =============    ============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,993           15,282             760             1,822
 Redeemed........................................        (11,017)          (7,368)           (900)           (1,489)
                                                   -------------    -------------    ------------    --------------
 Net Increase (Decrease).........................          3,976            7,914            (140)              333
                                                   =============    =============    ============    ==============



                                                              EQ/CAPITAL
                                                           GUARDIAN GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (3,324,947)   $    (4,829,881)
 Net realized gain (loss) on investments.........    (17,504,333)        (3,137,954)
 Change in unrealized appreciation
  (depreciation) of investments..................    101,412,213       (175,765,854)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     80,582,933       (183,733,689)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     10,812,945         36,011,938
  Transfers between funds including
   guaranteed interest account, net..............     (9,163,405)           272,383
  Transfers for contract benefits and
   terminations..................................    (14,604,093)       (24,908,574)
  Contract maintenance charges...................     (4,076,869)        (3,683,428)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (17,031,422)         7,692,319
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (314,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     63,551,511       (176,356,368)
Net Assets -- Beginning of Period................    263,939,219        440,295,587
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 327,490,730    $   263,939,219
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,817              6,098
 Redeemed........................................         (5,720)            (5,209)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,903)               889
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/CAPITAL                          EQ/COMMON
                                                           GUARDIAN RESEARCH                    STOCK INDEX (k)
                                                  ------------------------------------ ----------------------------------
                                                         2009               2008             2009              2008
                                                  ------------------ ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (2,379,917)     $    (6,249,033)  $   2,301,315    $     1,660,456
 Net realized gain (loss) on investments.........    (36,538,854)          34,860,177     (47,722,505)        (9,877,898)
 Change in unrealized appreciation
  (depreciation) of investments..................    244,976,815         (581,110,378)    205,511,015       (509,119,672)
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    206,058,044         (552,499,234)    160,089,825       (517,337,114)
                                                    ------------      ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,307,833           25,369,585      27,411,518         56,901,214
  Transfers between funds including
   guaranteed interest account, net..............    (34,828,972)        (105,957,845)     16,577,675        (59,248,095)
  Transfers for contract benefits and
   terminations..................................    (50,856,646)         (95,335,590)    (36,812,734)       (75,547,301)
  Contract maintenance charges...................    (10,184,939)         (11,096,916)     (8,842,041)        (8,801,481)
                                                    ------------      ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (81,562,724)        (187,020,766)     (1,665,582)       (86,695,663)
                                                    ------------      ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              (3)           (58,999)         52,999             78,001
                                                    ------------      ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................    124,495,317         (739,578,999)    158,477,242       (603,954,776)
Net Assets -- Beginning of Period................    757,792,183        1,497,371,182     617,645,189      1,221,599,965
                                                    ------------      ---------------   -------------    ---------------
Net Assets -- End of Period......................   $882,287,500      $   757,792,183   $ 776,122,431    $   617,645,189
                                                    ============      ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                   --              --                 --
 Redeemed........................................             --                   --              --                 --
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                   --              --                 --
                                                    ============      ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,268                2,925          18,068              4,910
 Redeemed........................................        (13,083)             (19,878)        (16,682)            (6,642)
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (9,815)             (16,953)          1,386             (1,732)
                                                    ============      ===============   =============    ===============



                                                                EQ/CORE
                                                             BOND INDEX (i)
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   10,471,800    $    28,459,286
 Net realized gain (loss) on investments.........      (41,741,742)       (33,827,360)
 Change in unrealized appreciation
  (depreciation) of investments..................       36,863,152       (114,440,875)
                                                    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................        5,593,210       (119,808,949)
                                                    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       54,084,596         42,075,735
  Transfers between funds including
   guaranteed interest account, net..............      116,014,734       (172,293,479)
  Transfers for contract benefits and
   terminations..................................      (64,156,687)       (97,989,775)
  Contract maintenance charges...................      (10,743,977)       (10,044,167)
                                                    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       95,198,666       (238,251,686)
                                                    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (4,574)           (76,301)
                                                    --------------    ---------------
Increase (Decrease) in Net Assets................      100,787,302       (358,136,936)
Net Assets -- Beginning of Period................      913,345,047      1,271,481,983
                                                    --------------    ---------------
Net Assets -- End of Period......................   $1,014,132,349    $   913,345,047
                                                    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------    ---------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           45,162              6,426
 Redeemed........................................          (35,945)           (25,935)
                                                    --------------    ---------------
 Net Increase (Decrease).........................            9,217            (19,509)
                                                    ==============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/DAVIS NEW
                                                             YORK VENTURE                    EQ/EQUITY 500 INDEX
                                                  ---------------------------------- ------------------------------------
                                                        2009              2008              2009               2008
                                                  ---------------- ----------------- ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     640,433    $    (2,474,216)   $    4,911,710    $     3,267,677
 Net realized gain (loss) on investments.........    (26,279,448)       (11,064,766)      (58,830,916)        13,446,841
 Change in unrealized appreciation
  (depreciation) of investments..................    105,138,412       (130,689,555)      280,996,890       (588,331,784)
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     79,499,397       (144,228,537)      227,077,684       (571,617,266)
                                                   -------------    ---------------    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     20,370,499         75,415,343        71,573,078         68,657,789
  Transfers between funds including
   guaranteed interest account, net..............     10,733,646         51,212,766         5,751,524        (44,788,116)
  Transfers for contract benefits and
   terminations..................................    (10,072,230)       (10,623,100)      (53,397,314)      (104,782,497)
  Contract maintenance charges...................     (4,411,886)        (3,106,524)      (12,149,395)       (11,655,065)
                                                   -------------    ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     16,620,029        112,898,485        11,777,893        (92,567,889)
                                                   -------------    ---------------    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           8,002         (3,180,596)           39,999           (380,000)
                                                   -------------    ---------------    --------------    ---------------
Increase (Decrease) in Net Assets................     96,127,428        (34,510,648)      238,895,576       (664,565,155)
Net Assets -- Beginning of Period................    242,909,969        277,420,617       912,777,058      1,577,342,213
                                                   -------------    ---------------    --------------    ---------------
Net Assets -- End of Period......................  $ 339,037,397    $   242,909,969    $1,151,672,634    $   912,777,058
                                                   =============    ===============    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --                 3                 --
 Redeemed........................................             --                 --                --                 --
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (Decrease).........................             --                 --                 3                 --
                                                   =============    ===============    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          9,250             17,626            17,357             10,494
 Redeemed........................................         (6,767)            (5,762)          (13,473)           (12,666)
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (Decrease).........................          2,483             11,864             3,884             (2,172)
                                                   =============    ===============    ==============    ===============



                                                          EQ/EQUITY GROWTH PLUS
                                                  -------------------------------------
                                                         2009               2008
                                                  ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (7,263,176)    $   (8,227,112)
 Net realized gain (loss) on investments.........      (52,280,543)        39,820,399
 Change in unrealized appreciation
  (depreciation) of investments..................      342,994,624       (832,575,684)
                                                    --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................      283,450,905       (800,982,397)
                                                    --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       43,966,701        168,142,262
  Transfers between funds including
   guaranteed interest account, net..............      (83,152,124)       (23,278,056)
  Transfers for contract benefits and
   terminations..................................      (53,534,351)       (92,517,279)
  Contract maintenance charges...................      (17,627,653)       (17,082,652)
                                                    --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (110,347,427)        35,264,275
                                                    --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (7,448)          (487,000)
                                                    --------------     --------------
Increase (Decrease) in Net Assets................      173,096,030       (766,205,122)
Net Assets -- Beginning of Period................    1,143,654,720      1,909,859,842
                                                    --------------     --------------
Net Assets -- End of Period......................   $1,316,750,750     $1,143,654,720
                                                    ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------     --------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            7,641             18,185
 Redeemed........................................          (17,554)           (15,258)
                                                    --------------     --------------
 Net Increase (Decrease).........................           (9,913)             2,927
                                                    ==============     ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/EVERGREEN                        EQ/FRANKLIN
                                                                OMEGA                          CORE BALANCED
                                                  --------------------------------- ------------------------------------
                                                        2009             2008              2009               2008
                                                  ---------------- ---------------- ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (2,421,440)   $  (1,287,298)    $ 22,140,075      $    26,339,942
 Net realized gain (loss) on investments.........     (9,138,410)      (4,442,278)     (41,977,203)         (25,473,569)
 Change in unrealized appreciation
  (depreciation) of investments..................     77,956,029      (45,017,948)     149,692,792         (210,034,118)
                                                    ------------    -------------     ------------      ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     66,396,179      (50,747,524)     129,855,664         (209,167,745)
                                                    ------------    -------------     ------------      ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     27,940,701       10,409,823       20,356,133           76,510,415
  Transfers between funds including
   guaranteed interest account, net..............     83,688,347        5,139,584       54,640,839           (8,634,358)
  Transfers for contract benefits and
   terminations..................................     (9,008,466)     (10,628,166)     (25,586,167)         (28,787,766)
  Contract maintenance charges...................     (2,575,434)      (1,701,654)      (7,929,027)          (6,278,297)
                                                    ------------    -------------     ------------      ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    100,045,148        3,219,587       41,481,778           32,809,994
                                                    ------------    -------------     ------------      ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --          (12,300)              (3)        (3,000,828)
                                                    ------------    -------------     ------------      ---------------
Increase (Decrease) in Net Assets................    166,441,327      (47,540,237)     171,337,439         (179,358,579)
Net Assets -- Beginning of Period................    129,004,382      176,544,619      425,712,289          605,070,868
                                                    ------------    -------------     ------------      ---------------
Net Assets -- End of Period......................   $295,445,709    $ 129,004,382     $597,049,728      $   425,712,289
                                                    ============    =============     ============      ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                   --
 Redeemed........................................             --               --               --                   --
                                                    ------------    -------------     ------------      ---------------
 Net Increase (Decrease).........................             --               --               --                   --
                                                    ============    =============     ============      ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,711            6,380           15,593               17,101
 Redeemed........................................         (4,717)          (6,001)         (10,086)             (14,077)
                                                    ------------    -------------     ------------      ---------------
 Net Increase (Decrease).........................          9,994              379            5,507                3,024
                                                    ============    =============     ============      ===============



                                                               EQ/FRANKLIN
                                                           TEMPLETON ALLOCATION
                                                  --------------------------------------
                                                          2009                2008
                                                  -------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................    $   10,740,102      $    35,966,558
 Net realized gain (loss) on investments.........       (68,257,655)         (26,485,382)
 Change in unrealized appreciation
  (depreciation) of investments..................       343,049,903         (501,379,956)
                                                     --------------      ---------------
 Net Increase (decrease) in net assets from
  operations.....................................       285,532,350         (491,898,780)
                                                     --------------      ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        73,834,498          520,219,218
  Transfers between funds including
   guaranteed interest account, net..............        51,895,312          223,763,310
  Transfers for contract benefits and
   terminations..................................       (48,492,082)         (39,830,059)
  Contract maintenance charges...................       (17,534,193)          (9,501,659)
                                                     --------------      ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        59,703,535          694,650,810
                                                     --------------      ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                 (1)           (42,839)
                                                     --------------      ---------------
Increase (Decrease) in Net Assets................       345,235,884          202,709,191
Net Assets -- Beginning of Period................       996,121,628          793,412,437
                                                     --------------      ---------------
Net Assets -- End of Period......................    $1,341,357,512      $   996,121,628
                                                     ==============      ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                --                   --
 Redeemed........................................                --                   --
                                                     --------------      ---------------
 Net Increase (Decrease).........................                --                   --
                                                     ==============      ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            26,660               94,300
 Redeemed........................................           (15,841)              (9,168)
                                                     --------------      ---------------
 Net Increase (Decrease).........................            10,819               85,132
                                                     ==============      ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/GAMCO MERGERS                    EQ/GAMCO SMALL
                                                          AND ACQUISITIONS                    COMPANY VALUE
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (1,793,681)   $  (1,223,527)   $  (5,050,034)   $    (3,884,593)
 Net realized gain (loss) on investments.........     (5,766,872)       1,037,676      (22,466,131)         6,189,537
 Change in unrealized appreciation
  (depreciation) of investments..................     24,311,739      (20,056,018)     198,092,476       (172,866,113)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     16,751,186      (20,241,869)     170,576,311       (170,561,169)
                                                    ------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      6,583,314       16,641,524       32,344,187         87,585,184
  Transfers between funds including
   guaranteed interest account, net..............     10,433,400      (10,708,187)      49,285,762         28,597,473
  Transfers for contract benefits and
   terminations..................................     (4,763,059)      (5,144,520)     (17,447,466)       (18,342,653)
  Contract maintenance charges...................     (1,934,627)      (1,465,331)      (7,485,896)        (5,098,441)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     10,319,028         (676,514)      56,696,587         92,741,563
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           1,653          (33,346)          11,001            (45,513)
                                                    ------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     27,071,867      (20,951,729)     227,283,899        (77,865,119)
Net Assets -- Beginning of Period................    111,018,013      131,969,742      392,716,712        470,581,831
                                                    ------------    -------------    -------------    ---------------
Net Assets -- End of Period......................   $138,089,880    $ 111,018,013    $ 620,000,611    $   392,716,712
                                                    ============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --                2                 --
 Redeemed........................................             --               --               --                 --
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --                2                 --
                                                    ============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          4,139            3,900            5,849              6,224
 Redeemed........................................         (3,222)          (3,992)          (3,498)            (3,104)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................            917              (92)           2,351              3,120
                                                    ============    =============    =============    ===============



                                                              EQ/GLOBAL
                                                              BOND PLUS
                                                  ---------------------------------
                                                        2009             2008
                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (2,705,164)   $  65,495,492
 Net realized gain (loss) on investments.........    (23,317,739)       7,956,127
 Change in unrealized appreciation
  (depreciation) of investments..................     26,152,690      (67,209,876)
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................        129,787        6,241,743
                                                   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,603,211       73,793,425
  Transfers between funds including
   guaranteed interest account, net..............      5,029,126      162,751,963
  Transfers for contract benefits and
   terminations..................................    (17,427,569)     (20,102,077)
  Contract maintenance charges...................     (5,422,618)      (3,679,230)
                                                   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        782,150      212,764,081
                                                   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           1,000       (5,766,813)
                                                   -------------    -------------
Increase (Decrease) in Net Assets................        912,937      213,239,011
Net Assets -- Beginning of Period................    413,319,116      200,080,105
                                                   -------------    -------------
Net Assets -- End of Period......................  $ 414,232,053    $ 413,319,116
                                                   =============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              2               --
 Redeemed........................................             --               --
                                                   -------------    -------------
 Net Increase (Decrease).........................              2               --
                                                   =============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         11,490           34,200
 Redeemed........................................        (11,571)         (15,567)
                                                   -------------    -------------
 Net Increase (Decrease).........................            (81)          18,633
                                                   =============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/GLOBAL
                                                          MULTI-SECTOR EQUITY
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (1,338,538)   $  (15,752,805)
 Net realized gain (loss) on investments.........     (134,958,138)       65,154,201
 Change in unrealized appreciation
  (depreciation) of investments..................      486,494,355      (985,591,293)
                                                    --------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      350,197,679      (936,189,897)
                                                    --------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       38,055,350       174,385,806
  Transfers between funds including
   guaranteed interest account, net..............       97,751,626       (86,789,044)
  Transfers for contract benefits and
   terminations..................................      (37,615,341)      (70,211,440)
  Contract maintenance charges...................      (13,705,969)      (12,474,163)
                                                    --------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       84,485,666         4,911,159
                                                    --------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            52,000           (61,501)
                                                    --------------    --------------
Increase (Decrease) in Net Assets................      434,735,345      (931,340,239)
Net Assets -- Beginning of Period................      696,117,827     1,627,458,066
                                                    --------------    --------------
Net Assets -- End of Period......................   $1,130,853,172    $  696,117,827
                                                    ==============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                2                --
 Redeemed........................................               --                --
                                                    --------------    --------------
 Net Increase (Decrease).........................                2                --
                                                    ==============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           18,642            16,383
 Redeemed........................................          (13,429)          (15,994)
                                                    --------------    --------------
 Net Increase (Decrease).........................            5,213               389
                                                    ==============    ==============



                                                           EQ/INTERMEDIATE                   EQ/INTERNATIONAL
                                                        GOVERNMENT BOND INDEX                   CORE PLUS
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,837,117)   $   7,821,746    $  10,509,388    $        93,764
 Net realized gain (loss) on investments.........     (5,818,927)      (1,366,840)     (46,621,982)        23,751,257
 Change in unrealized appreciation
  (depreciation) of investments..................     (7,140,455)       1,364,716      225,338,883       (488,516,584)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    (14,796,499)       7,819,622      189,226,289       (464,671,563)
                                                   -------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     43,007,605       42,004,283       44,406,216         53,379,072
  Transfers between funds including
   guaranteed interest account, net..............    (27,226,727)      94,974,307       19,939,424          9,893,762
  Transfers for contract benefits and
   terminations..................................    (28,373,545)     (36,984,246)     (29,905,952)       (59,946,839)
  Contract maintenance charges...................     (4,494,560)      (3,042,890)      (8,681,146)        (8,694,364)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (17,087,227)      96,951,454       25,758,542         (5,368,369)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (120,000)          13,199                 --
                                                   -------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................    (31,883,726)     104,651,076      214,998,030       (470,039,932)
Net Assets -- Beginning of Period................    401,670,396      297,019,320      554,322,481      1,024,362,413
                                                   -------------    -------------    -------------    ---------------
Net Assets -- End of Period......................  $ 369,786,670    $ 401,670,396    $ 769,320,511    $   554,322,481
                                                   =============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --               --                 --
                                                   =============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,039           19,978           10,926             10,626
 Redeemed........................................        (14,458)         (11,686)          (8,760)           (11,142)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................           (419)           8,292            2,166               (516)
                                                   =============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         EQ/INTERNATIONAL
                                                      EQ/INTERNATIONAL ETF                    GROWTH
                                                  ----------------------------- ----------------------------------
                                                       2009           2008            2009              2008
                                                  ------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  164,334    $     152,463   $    (451,268)   $    (1,175,603)
 Net realized gain (loss) on investments.........      64,865         (319,534)    (26,477,852)        (9,610,248)
 Change in unrealized appreciation
  (depreciation) of investments..................     151,754       (1,432,902)     92,760,178       (105,847,924)
                                                   ----------    -------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     380,953       (1,599,973)     65,831,058       (116,633,775)
                                                   ----------    -------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          --               --      16,047,281         44,238,330
  Transfers between funds including
   guaranteed interest account, net..............          --               --      33,138,245         14,441,973
  Transfers for contract benefits and
   terminations..................................          --               --      (7,613,344)        (9,281,621)
  Contract maintenance charges...................          --               --      (3,283,507)        (2,559,727)
                                                   ----------    -------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................          --               --      38,288,675         46,838,955
                                                   ----------    -------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           --         (500,000)             --            103,999
                                                   ----------    -------------   -------------    ---------------
Increase (Decrease) in Net Assets................     380,953       (2,099,973)    104,119,733        (69,690,821)
Net Assets -- Beginning of Period................   1,603,884        3,703,857     168,048,135        237,738,956
                                                   ----------    -------------   -------------    ---------------
Net Assets -- End of Period......................  $1,984,837    $   1,603,884   $ 272,167,868    $   168,048,135
                                                   ==========    =============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................          --               --              --                 --
 Redeemed........................................          --               --              --                 --
                                                   ----------    -------------   -------------    ---------------
 Net Increase (Decrease).........................          --               --              --                 --
                                                   ==========    =============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          --               --          10,081             11,798
 Redeemed........................................          --               --          (5,593)            (7,568)
                                                   ----------    -------------   -------------    ---------------
 Net Increase (Decrease).........................          --               --           4,488              4,230
                                                   ==========    =============   =============    ===============



                                                             EQ/JPMORGAN
                                                         VALUE OPPORTUNITIES
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $      97,821    $     1,064,921
 Net realized gain (loss) on investments.........    (29,711,065)       (16,710,861)
 Change in unrealized appreciation
  (depreciation) of investments..................     89,134,293       (141,195,370)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     59,521,049       (156,841,310)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      6,531,889         10,736,796
  Transfers between funds including
   guaranteed interest account, net..............        180,925        (25,761,728)
  Transfers for contract benefits and
   terminations..................................    (16,280,971)       (35,229,962)
  Contract maintenance charges...................     (2,183,887)        (2,218,023)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (11,752,044)       (52,472,917)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (266,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     47,769,005       (209,581,225)
Net Assets -- Beginning of Period................    210,569,258        420,150,483
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 258,338,263    $   210,569,258
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,078              1,967
 Redeemed........................................         (4,372)            (6,183)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,294)            (4,216)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/LARGE CAP                       EQ/LARGE CAP
                                                              CORE PLUS                         GROWTH INDEX
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   3,946,921    $    (2,128,351)  $   1,765,959    $    (4,384,494)
 Net realized gain (loss) on investments.........    (15,412,420)        (8,730,231)    (13,310,399)          (753,175)
 Change in unrealized appreciation
  (depreciation) of investments..................     42,870,315        (75,404,584)    100,800,552       (145,142,612)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     31,404,816        (86,263,166)     89,256,112       (150,280,281)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      5,079,841          5,525,159       6,243,861         24,221,650
  Transfers between funds including
   guaranteed interest account, net..............       (335,448)       (10,481,074)      5,339,497         (6,728,431)
  Transfers for contract benefits and
   terminations..................................    (10,302,564)       (21,858,504)    (17,160,470)       (29,710,764)
  Contract maintenance charges...................     (1,417,449)        (1,432,614)     (3,258,354)        (2,752,474)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (6,975,620)       (28,247,033)     (8,835,466)       (14,970,019)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                 --      (9,101,306)            17,000
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     24,429,196       (114,510,199)     71,319,340       (165,233,300)
Net Assets -- Beginning of Period................    129,360,305        243,870,504     245,932,260        411,165,560
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 153,789,501    $   129,360,305   $ 317,251,600    $   245,932,260
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          2,386              1,617           6,245              6,807
 Redeemed........................................         (3,435)            (4,811)         (8,515)           (10,140)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (1,049)            (3,194)         (2,270)            (3,333)
                                                   =============    ===============   =============    ===============



                                                             EQ/LARGE CAP
                                                             GROWTH PLUS
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (322,957)   $    (3,847,420)
 Net realized gain (loss) on investments.........    (12,614,811)         3,819,000
 Change in unrealized appreciation
  (depreciation) of investments..................     75,552,967       (134,073,469)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     62,615,199       (134,101,889)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,839,377         23,776,388
  Transfers between funds including
   guaranteed interest account, net..............     (3,677,177)       (34,904,608)
  Transfers for contract benefits and
   terminations..................................    (11,850,074)       (22,544,757)
  Contract maintenance charges...................     (2,477,109)        (2,362,155)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (3,164,983)       (36,035,132)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (226,500)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     59,450,216       (170,363,521)
Net Assets -- Beginning of Period................    193,224,784        363,588,305
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 252,675,000    $   193,224,784
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,789              5,289
 Redeemed........................................         (4,054)            (8,073)
                                                   -------------    ---------------
 Net Increase (Decrease).........................           (265)            (2,784)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/LARGE CAP
                                                             VALUE INDEX
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   6,773,224    $      (173,543)
 Net realized gain (loss) on investments.........    (27,527,716)       (14,982,245)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,402,053        (88,532,502)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     17,647,561       (103,688,290)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      7,374,072         14,398,302
  Transfers between funds including
   guaranteed interest account, net..............      7,431,830         (9,927,410)
  Transfers for contract benefits and
   terminations..................................     (3,337,593)        (6,397,649)
  Contract maintenance charges...................     (1,422,213)        (1,535,834)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     10,046,096         (3,462,591)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                 --
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     27,693,657       (107,150,881)
Net Assets -- Beginning of Period................     76,510,005        183,660,886
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 104,203,662    $    76,510,005
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,169              4,886
 Redeemed........................................         (4,403)            (5,297)
                                                   -------------    ---------------
 Net Increase (Decrease).........................          2,766               (411)
                                                   =============    ===============



                                                               EQ/LARGE CAP                       EQ/LORD ABBETT
                                                                VALUE PLUS                       GROWTH AND INCOME
                                                  -------------------------------------- ---------------------------------
                                                         2009                2008              2009             2008
                                                  ------------------ ------------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    7,478,084    $      23,923,165   $    (767,473)   $       83,982
 Net realized gain (loss) on investments.........     (116,190,615)         (33,805,389)    (12,823,244)       (3,353,099)
 Change in unrealized appreciation
  (depreciation) of investments..................      296,761,284         (936,768,121)     31,280,658       (52,452,677)
                                                    --------------    -----------------   -------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      188,048,753         (946,650,345)     17,689,941       (55,721,794)
                                                    --------------    -----------------   -------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       12,883,006           55,111,908       9,687,585        14,924,350
  Transfers between funds including
   guaranteed interest account, net..............      (59,306,982)        (196,962,458)      2,488,722        (5,583,383)
  Transfers for contract benefits and
   terminations..................................      (60,484,252)        (129,154,256)     (4,487,121)       (6,293,266)
  Contract maintenance charges...................      (14,986,398)         (17,490,591)     (1,495,789)       (1,322,119)
                                                    --------------    -----------------   -------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (121,894,626)        (288,495,397)      6,193,397         1,725,582
                                                    --------------    -----------------   -------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --               64,001              --        (3,650,654)
                                                    --------------    -----------------   -------------    --------------
Increase (Decrease) in Net Assets................       66,154,127       (1,235,081,741)     23,883,338       (57,646,866)
Net Assets -- Beginning of Period................    1,114,995,607        2,350,077,348      93,546,882       151,193,748
                                                    --------------    -----------------   -------------    --------------
Net Assets -- End of Period......................   $1,181,149,734    $   1,114,995,607   $ 117,430,220    $   93,546,882
                                                    ==============    =================   =============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                   --              --                --
 Redeemed........................................               --                   --              --                --
                                                    --------------    -----------------   -------------    --------------
 Net Increase (Decrease).........................               --                   --              --                --
                                                    ==============    =================   =============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            2,747                5,339           3,916             2,682
 Redeemed........................................          (16,468)             (27,652)         (2,969)           (2,490)
                                                    --------------    -----------------   -------------    --------------
 Net Increase (Decrease).........................          (13,721)             (22,313)            947               192
                                                    ==============    =================   =============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/LORD ABBETT                       EQ/MID CAP
                                                           LARGE CAP CORE                         INDEX
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (981,435)   $     (262,527)  $  (2,042,011)   $    (4,537,675)
 Net realized gain (loss) on investments.........    (10,046,237)       (3,275,849)    (76,754,441)       (24,256,556)
 Change in unrealized appreciation
  (depreciation) of investments..................     41,151,180       (30,541,689)    249,782,270       (472,975,556)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     30,123,508       (34,080,065)    170,985,818       (501,769,787)
                                                   -------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,051,679        13,537,401      27,352,295         59,080,324
  Transfers between funds including
   guaranteed interest account, net..............     28,400,738        31,639,977     (11,457,023)       (32,303,620)
  Transfers for contract benefits and
   terminations..................................     (4,939,951)       (4,269,182)    (27,354,004)       (51,574,835)
  Contract maintenance charges...................     (1,712,105)       (1,052,344)     (7,924,887)        (8,240,422)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     39,800,361        39,855,852     (19,383,619)       (33,038,553)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --        (2,574,002)         31,447                 --
                                                   -------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................     69,923,869         3,201,785     151,633,646       (534,808,340)
Net Assets -- Beginning of Period................     85,244,148        82,042,363     501,016,737      1,035,825,077
                                                   -------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 155,168,017    $   85,244,148   $ 652,650,383    $   501,016,737
                                                   =============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                --              --                 --
 Redeemed........................................             --                --              --                 --
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................             --                --              --                 --
                                                   =============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          8,538             7,001           7,801              8,705
 Redeemed........................................         (3,920)           (3,312)        (10,020)           (11,260)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................          4,618             3,689          (2,219)            (2,555)
                                                   =============    ==============   =============    ===============



                                                               EQ/MID CAP
                                                         VALUE PLUS (c) (d) (e)
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    1,365,807    $      (382,625)
 Net realized gain (loss) on investments.........     (124,353,745)       (79,877,282)
 Change in unrealized appreciation
  (depreciation) of investments..................       36,575,607       (212,234,558)
                                                    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................      (86,412,331)      (292,494,465)
                                                    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       13,599,011         17,465,982
  Transfers between funds including
   guaranteed interest account, net..............      815,533,724        (86,089,191)
  Transfers for contract benefits and
   terminations..................................      (31,291,287)       (44,393,137)
  Contract maintenance charges...................       (8,625,499)        (6,313,342)
                                                    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      789,215,949       (119,329,688)
                                                    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            30,948           (122,000)
                                                    --------------    ---------------
Increase (Decrease) in Net Assets................      702,834,566       (411,946,153)
Net Assets -- Beginning of Period................      400,063,290        812,009,443
                                                    --------------    ---------------
Net Assets -- End of Period......................   $1,102,897,856    $   400,063,290
                                                    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------    ---------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           73,314              2,829
 Redeemed........................................          (27,132)           (11,484)
                                                    --------------    ---------------
 Net Increase (Decrease).........................           46,182             (8,655)
                                                    ==============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/MONEY MARKET
                                                  ------------------------------------
                                                         2009              2008
                                                  ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (18,440,066)    $    5,303,985
 Net realized gain (loss) on investments.........        (233,096)           (71,662)
 Change in unrealized appreciation
  (depreciation) of investments..................         156,107            (62,631)
                                                   --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................     (18,517,055)         5,169,692
                                                   --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     343,074,508        737,101,790
  Transfers between funds including
   guaranteed interest account, net..............    (565,003,528)       301,263,885
  Transfers for contract benefits and
   terminations..................................    (300,033,661)      (392,439,992)
  Contract maintenance charges...................     (12,094,117)        (8,372,217)
                                                   --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (534,056,798)       637,553,466
                                                   --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          273,686           (270,893)
                                                   --------------     --------------
Increase (Decrease) in Net Assets................    (552,300,167)       642,452,265
Net Assets -- Beginning of Period................   1,493,974,972        851,522,707
                                                   --------------     --------------
Net Assets -- End of Period......................  $  941,674,805     $1,493,974,972
                                                   ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              22                 --
 Redeemed........................................              --                 --
                                                   --------------     --------------
 Net Increase (Decrease).........................              22                 --
                                                   ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          69,086            101,142
 Redeemed........................................         (99,039)           (55,686)
                                                   --------------     --------------
 Net Increase (Decrease).........................         (29,953)            45,456
                                                   ==============     ==============



                                                             EQ/MONTAG &                        EQ/MUTUAL
                                                           CALDWELL GROWTH                   LARGE CAP EQUITY
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,711,323)   $  (1,730,976)   $  (2,837,920)   $     6,293,951
 Net realized gain (loss) on investments.........    (14,655,162)      (6,065,466)     (25,424,474)       (17,044,008)
 Change in unrealized appreciation
  (depreciation) of investments..................     55,673,036      (53,756,587)      74,942,306       (126,766,530)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     39,306,551      (61,553,029)      46,679,912       (137,516,587)
                                                   -------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      3,647,314       28,840,231        7,462,774         37,815,910
  Transfers between funds including
   guaranteed interest account, net..............     (5,293,632)      84,271,697       (7,433,583)       (35,013,356)
  Transfers for contract benefits and
   terminations..................................     (6,259,023)      (6,620,843)      (9,814,336)       (11,816,877)
  Contract maintenance charges...................     (2,508,072)      (1,581,869)      (3,691,375)        (3,499,476)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (10,413,413)     104,909,216      (13,476,520)       (12,513,799)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (138,933)              --        (18,384,000)
                                                   -------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     28,893,138       43,217,254       33,203,392       (168,414,386)
Net Assets -- Beginning of Period................    143,898,720      100,681,466      205,351,897        373,766,283
                                                   -------------    -------------    -------------    ---------------
Net Assets -- End of Period......................  $ 172,791,858    $ 143,898,720    $ 238,555,289    $   205,351,897
                                                   =============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................              1               --               --                 --
                                                   =============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         12,048           39,334            3,697              7,703
 Redeemed........................................        (14,313)         (14,430)          (5,500)            (9,140)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................         (2,265)          24,904           (1,803)            (1,437)
                                                   =============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/OPPENHEIMER GLOBAL
                                                  ---------------------------------
                                                        2009             2008
                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (999,512)   $     (171,937)
 Net realized gain (loss) on investments.........    (12,845,925)      (10,852,762)
 Change in unrealized appreciation
  (depreciation) of investments..................     52,404,085       (51,264,819)
                                                   -------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     38,558,648       (62,289,518)
                                                   -------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     10,985,091        27,145,149
  Transfers between funds including
   guaranteed interest account, net..............     30,120,961        16,514,971
  Transfers for contract benefits and
   terminations..................................     (4,037,850)       (4,909,832)
  Contract maintenance charges...................     (1,941,981)       (1,293,315)
                                                   -------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     35,126,221        37,456,973
                                                   -------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --        (6,490,003)
                                                   -------------    --------------
Increase (Decrease) in Net Assets................     73,684,869       (31,322,548)
Net Assets -- Beginning of Period................     89,375,404       120,697,952
                                                   -------------    --------------
Net Assets -- End of Period......................  $ 163,060,273    $   89,375,404
                                                   =============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                --
 Redeemed........................................             --                --
                                                   -------------    --------------
 Net Increase (Decrease).........................              1                --
                                                   =============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,976             7,529
 Redeemed........................................         (3,519)           (3,931)
                                                   -------------    --------------
 Net Increase (Decrease).........................          4,457             3,598
                                                   =============    ==============



                                                             EQ/PIMCO ULTRA
                                                           SHORT BOND (f) (g)              EQ/QUALITY BOND PLUS (j)
                                                  ------------------------------------ ---------------------------------
                                                         2009               2008             2009             2008
                                                  ------------------ ----------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (3,730,126)   $    13,950,836   $   9,616,969    $  13,394,151
 Net realized gain (loss) on investments.........      (35,530,401)        55,798,470     (16,834,854)      (7,378,896)
 Change in unrealized appreciation
  (depreciation) of investments..................       69,287,120       (139,568,977)     27,244,526      (36,321,748)
                                                    --------------    ---------------   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................       30,026,593        (69,819,671)     20,026,641      (30,306,493)
                                                    --------------    ---------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       60,395,456        141,377,956      21,240,787       29,785,877
  Transfers between funds including
   guaranteed interest account, net..............      483,246,609        420,851,015     224,180,167      (32,254,968)
  Transfers for contract benefits and
   terminations..................................      (60,125,729)       (52,885,920)    (28,209,097)     (30,268,685)
  Contract maintenance charges...................      (16,164,814)        (8,645,672)     (5,183,336)      (3,825,471)
                                                    --------------    ---------------   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      467,351,522        500,697,379     212,028,521      (36,563,247)
                                                    --------------    ---------------   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --             48,998             600           27,469
                                                    --------------    ---------------   -------------    -------------
Increase (Decrease) in Net Assets................      497,378,115        430,926,706     232,055,762      (66,842,271)
Net Assets -- Beginning of Period................      917,877,204        486,950,498     326,287,401      393,129,672
                                                    --------------    ---------------   -------------    -------------
Net Assets -- End of Period......................   $1,415,255,319    $   917,877,204   $ 558,343,163    $ 326,287,401
                                                    ==============    ===============   =============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A                                               --
 Issued..........................................                9                 --              --               --
 Redeemed........................................               --                 --              --               --
                                                    --------------    ---------------   -------------    -------------
 Net Increase (Decrease).........................                9                 --              --               --
                                                    ==============    ===============   =============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           97,475             78,030          50,229            6,787
 Redeemed........................................          (55,852)           (32,285)        (31,789)          (9,265)
                                                    --------------    ---------------   -------------    -------------
 Net Increase (Decrease).........................           41,623             45,745          18,440           (2,478)
                                                    ==============    ===============   =============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              EQ/T. ROWE PRICE
                                                      EQ/SMALL COMPANY INDEX (l)              GROWTH STOCK (d)
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     283,901    $    (2,243,783)  $  (3,334,900)   $    (3,532,364)
 Net realized gain (loss) on investments.........    (47,942,631)        18,489,387     (11,405,129)        (1,812,083)
 Change in unrealized appreciation
  (depreciation) of investments..................    125,840,042       (168,643,358)     93,287,481       (120,650,775)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     78,181,312       (152,397,754)     78,547,452       (125,995,222)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     26,470,813         25,484,049      25,605,098         23,208,023
  Transfers between funds including
   guaranteed interest account, net..............     70,678,527         (8,035,308)     56,036,557             73,817
  Transfers for contract benefits and
   terminations..................................    (14,249,210)       (23,331,058)    (11,344,415)       (18,802,621)
  Contract maintenance charges...................     (4,521,055)        (3,832,287)     (3,031,774)        (2,409,909)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     78,379,075         (9,714,604)     67,265,466          2,069,310
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......       1,020,132            (13,000)             --            123,317
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................    157,580,519       (162,125,358)    145,812,918       (123,802,595)
Net Assets -- Beginning of Period................    282,566,957        444,692,315     167,269,498        291,072,093
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 440,147,476    $   282,566,957   $ 313,082,416    $   167,269,498
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                 --               3                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................              1                 --               3                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         17,034              5,604          11,610              4,607
 Redeemed........................................         (9,500)            (6,112)         (3,248)            (3,534)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................          7,534               (508)          8,362              1,073
                                                   =============    ===============   =============    ===============



                                                             EQ/TEMPLETON
                                                            GLOBAL EQUITY
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     (17,700)   $       121,902
 Net realized gain (loss) on investments.........    (20,976,814)       (15,288,794)
 Change in unrealized appreciation
  (depreciation) of investments..................     62,319,576        (95,839,083)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     41,325,062       (111,005,975)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      7,979,308         26,301,609
  Transfers between funds including
   guaranteed interest account, net..............     (4,747,160)       (36,421,901)
  Transfers for contract benefits and
   terminations..................................     (7,902,832)        (9,571,998)
  Contract maintenance charges...................     (2,749,566)        (2,661,067)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (7,420,250)       (22,353,357)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (3,057,741)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     33,904,812       (136,417,073)
Net Assets -- Beginning of Period................    149,797,557        286,214,630
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 183,702,369    $   149,797,557
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,863              5,750
 Redeemed........................................         (4,876)            (8,149)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,013)            (2,399)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                      EQ/UBS GROWTH AND INCOME           EQ/VAN KAMPEN COMSTOCK
                                                  -------------------------------- ----------------------------------
                                                        2009            2008             2009              2008
                                                  --------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   (336,588)   $     (154,237)  $    (130,878)   $     1,146,291
 Net realized gain (loss) on investments.........    (7,822,551)       (2,709,534)    (22,515,911)        (6,783,819)
 Change in unrealized appreciation
  (depreciation) of investments..................    22,719,844       (30,779,777)     68,993,230       (103,659,127)
                                                   ------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    14,560,705       (33,643,548)     46,346,441       (109,296,655)
                                                   ------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     4,943,208         6,896,212       7,018,764         22,199,653
  Transfers between funds including
   guaranteed interest account, net..............      (973,192)       (5,415,471)     (7,191,990)          (286,039)
  Transfers for contract benefits and
   terminations..................................    (2,000,024)       (3,505,033)     (8,733,057)       (10,777,798)
  Contract maintenance charges...................      (801,991)         (759,129)     (3,102,049)        (2,816,201)
                                                   ------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     1,168,001        (2,783,421)    (12,008,332)         8,319,615
                                                   ------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             --                --              --         (3,318,600)
                                                   ------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................    15,728,706       (36,426,969)     34,338,109       (104,295,640)
Net Assets -- Beginning of Period................    48,070,362        84,497,331     185,053,421        289,349,061
                                                   ------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 63,799,068    $   48,070,362   $ 219,391,530    $   185,053,421
                                                   ============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --                --              --                 --
 Redeemed........................................            --                --              --                 --
                                                   ------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................            --                --              --                 --
                                                   ============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         5,464             5,139           3,249              5,848
 Redeemed........................................        (4,392)           (5,300)         (4,883)            (4,779)
                                                   ------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................         1,072              (161)         (1,634)             1,069
                                                   ============    ==============   =============    ===============



                                                            EQ/VAN KAMPEN
                                                            MID CAP GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (4,344,315)   $    (4,334,837)
 Net realized gain (loss) on investments.........    (25,824,738)       (10,432,354)
 Change in unrealized appreciation
  (depreciation) of investments..................    155,347,475       (166,657,947)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    125,178,422       (181,425,138)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     17,349,251         56,603,270
  Transfers between funds including
   guaranteed interest account, net..............     69,598,413         38,012,249
  Transfers for contract benefits and
   terminations..................................    (11,360,676)       (13,513,191)
  Contract maintenance charges...................     (4,662,732)        (3,275,653)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     70,924,256         77,826,675
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (4,880,466)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    196,102,678       (108,478,929)
Net Assets -- Beginning of Period................    210,352,684        318,831,613
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 406,455,362    $   210,352,684
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              3                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................              3                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         12,167             12,774
 Redeemed........................................         (5,895)            (7,072)
                                                   -------------    ---------------
 Net Increase (Decrease).........................          6,272              5,702
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                     CONTRAFUND         MID CAP       STRATEGIC INCOME
                                                   PORTFOLIO* (b)    PORTFOLIO* (b)    PORTFOLIO* (b)
                                                  ---------------- ----------------- ------------------
                                                        2009              2009              2009
                                                  ---------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................     $    (1)            $   --           $    (2)
 Net realized gain (loss) on investments.........          --                 --                --
 Change in unrealized appreciation
  (depreciation) of investments..................          --                 --                21
                                                      -------             ------           -------
 Net Increase (decrease) in net assets from
  operations.....................................          (1)                --                19
                                                      -------             ------           -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      17,564              5,881            23,054
  Transfers between funds including
   guaranteed interest account, net..............          --                 --                --
  Transfers for contract benefits and
   terminations..................................          --                 --                --
  Contract maintenance charges...................          --                 --                --
                                                      -------             ------           -------
 Net increase (decrease) in net assets from
  contractowners transactions....................      17,564              5,881            23,054
                                                      -------             ------           -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           --                 --                --
                                                      -------             ------           -------
Increase (Decrease) in Net Assets................      17,563              5,881            23,073
Net Assets -- Beginning of Period................          --                 --                --
                                                      -------             ------           -------
Net Assets -- End of Period......................     $17,563             $5,881           $23,073
                                                      =======             ======           =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................          --                 --                --
 Redeemed........................................          --                 --                --
                                                      -------             ------           -------
 Net Increase (Decrease).........................          --                 --                --
                                                      =======             ======           =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           2                  1                 2
 Redeemed........................................          --                 --                --
                                                      -------             ------           -------
 Net Increase (Decrease).........................           2                  1                 2
                                                      =======             ======           =======



                                                    FRANKLIN STRATEGIC     GOLDMAN SACHS      IVY FUNDS VIP
                                                          INCOME            VIT MID CAP          DIVIDEND
                                                   SECURITIES FUND* (b)   VALUE FUND* (b)   OPPORTUNITIES* (b)
                                                  ---------------------- ----------------- -------------------
                                                           2009                 2009               2009
                                                  ---------------------- ----------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $   (12)             $   --           $     (1)
 Net realized gain (loss) on investments.........             --                  --                 --
 Change in unrealized appreciation
  (depreciation) of investments..................             58                  (9)               (35)
                                                         -------              ------           --------
 Net Increase (decrease) in net assets from
  operations.....................................             46                  (9)               (36)
                                                         -------              ------           --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         46,293               2,514             13,455
  Transfers between funds including
   guaranteed interest account, net..............             --                  --                 --
  Transfers for contract benefits and
   terminations..................................             --                  --                 --
  Contract maintenance charges...................             --                  --                 --
                                                         -------              ------            -------
 Net increase (decrease) in net assets from
  contractowners transactions....................         46,293               2,514             13,455
                                                         -------              ------            -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                  --                 --
                                                         -------              ------            -------
Increase (Decrease) in Net Assets................         46,339               2,505             13,419
Net Assets -- Beginning of Period................             --                  --                 --
                                                         -------              ------            -------
Net Assets -- End of Period......................        $46,339              $2,505            $13,419
                                                         =======              ======            =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                  --                 --
 Redeemed........................................             --                  --                 --
                                                         -------              ------            -------
 Net Increase (Decrease).........................             --                  --                 --
                                                         =======              ======            =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              5                  --                  1
 Redeemed........................................             --                  --                 --
                                                         -------              ------            -------
 Net Increase (Decrease).........................              5                  --                  1
                                                         =======              ======            =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    IVY FUNDS VIP
                                                   IVY FUNDS VIP   GLOBAL NATURAL     IVY FUNDS VIP
                                                    ENERGY* (b)    RESOURCES* (b)   HIGH INCOME* (b)
                                                  --------------- ---------------- ------------------
                                                        2009            2009              2009
                                                  --------------- ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $ --            $    (9)          $   (10)
 Net realized gain (loss) on investments.........        --                 --                --
 Change in unrealized appreciation
  (depreciation) of investments..................        (8)              (370)              107
                                                       ----            -------           -------
 Net Increase (decrease) in net assets from
  operations.....................................        (8)              (379)               97
                                                       ----            -------           -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       479             73,586            24,960
  Transfers between funds including
   guaranteed interest account, net..............        --                 --                --
  Transfers for contract benefits and
   terminations..................................        --                 --                --
  Contract maintenance charges...................        --                 --                --
                                                       ----            -------           -------
 Net increase (decrease) in net assets from
  contractowners transactions....................       479             73,586            24,960
                                                       ----            -------           -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         --                 --                --
                                                       ----            -------           -------
Increase (Decrease) in Net Assets................       471             73,207            25,057
Net Assets -- Beginning of Period................        --                 --                --
                                                       ----            -------           -------
Net Assets -- End of Period......................      $471            $73,207           $25,057
                                                       ====            =======           =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................        --                 --                --
 Redeemed........................................        --                 --                --
                                                       ----            -------           -------
 Net Increase (Decrease).........................        --                 --                --
                                                       ====            =======           =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................        --                  7                 2
 Redeemed........................................        --                 --                --
                                                       ----            -------           -------
 Net Increase (Decrease).........................        --                  7                 2
                                                       ====            =======           =======



                                                                          IVY FUNDS VIP    IVY FUNDS VIP
                                                      IVY FUNDS VIP        SCIENCE AND       SMALL CAP
                                                   MID CAP GROWTH* (b)   TECHNOLOGY* (b)    GROWTH* (b)
                                                  --------------------- ----------------- ---------------
                                                           2009                2009             2009
                                                  --------------------- ----------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $    (1)          $   (1)          $   --
 Net realized gain (loss) on investments.........             --               --               --
 Change in unrealized appreciation
  (depreciation) of investments..................             (8)               5               (8)
                                                         -------           ------           ------
 Net Increase (decrease) in net assets from
  operations.....................................             (9)               4               (8)
                                                         -------           ------           ------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         20,641            1,980            3,288
  Transfers between funds including
   guaranteed interest account, net..............             --               --               --
  Transfers for contract benefits and
   terminations..................................             --               --               --
  Contract maintenance charges...................             --               --               --
                                                         -------           ------           ------
 Net increase (decrease) in net assets from
  contractowners transactions....................         20,641            1,980            3,288
                                                         -------           ------           ------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --               --               --
                                                         -------           ------           ------
Increase (Decrease) in Net Assets................         20,632            1,984            3,280
Net Assets -- Beginning of Period................             --               --               --
                                                         -------           ------           ------
Net Assets -- End of Period......................        $20,632           $1,984           $3,280
                                                         =======           ======           ======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --
 Redeemed........................................             --               --               --
                                                         -------           ------           ------
 Net Increase (Decrease).........................             --               --               --
                                                         =======           ======           ======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              2               --               --
 Redeemed........................................             --               --               --
                                                         -------           ------           ------
 Net Increase (Decrease).........................              2               --               --
                                                         =======           ======           ======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     LAZARD RETIREMENT
                                                      EMERGING MARKETS     MFS(R) INTERNATIONAL
                                                   EQUITY PORTFOLIO* (b)   VALUE PORTFOLIO* (b)
                                                  ----------------------- ----------------------
                                                            2009                   2009
                                                  ----------------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................         $    (1)                 $   --
 Net realized gain (loss) on investments.........              --                      --
 Change in unrealized appreciation
  (depreciation) of investments..................              --                      --
                                                          -------                  ------
 Net Increase (decrease) in net assets from
  operations.....................................              (1)                     --
                                                          -------                  ------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          22,523                   2,520
  Transfers between funds including
   guaranteed interest account, net..............              --                      --
  Transfers for contract benefits and
   terminations..................................              --                      --
  Contract maintenance charges...................              --                      --
                                                          -------                  ------
 Net increase (decrease) in net assets from
  contractowners transactions....................          22,523                   2,520
                                                          -------                  ------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               --                      --
                                                          -------                  ------
Increase (Decrease) in Net Assets................          22,522                   2,520
Net Assets -- Beginning of Period................              --                      --
                                                          -------                  ------
Net Assets -- End of Period......................         $22,522                  $2,520
                                                          =======                  ======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              --                      --
 Redeemed........................................              --                      --
                                                          -------                  ------
 Net Increase (Decrease).........................              --                      --
                                                          =======                  ======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................               2                      --
 Redeemed........................................              --                      --
                                                          -------                  ------
 Net Increase (Decrease).........................               2                      --
                                                          =======                  ======



                                                            MULTIMANAGER                       MULTIMANAGER
                                                        AGGRESSIVE EQUITY (h)                    CORE BOND
                                                  --------------------------------- -----------------------------------
                                                        2009             2008              2009              2008
                                                  ---------------- ---------------- ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,790,030)   $  (1,118,102)    $   19,058,581    $  23,798,189
 Net realized gain (loss) on investments.........    (12,286,920)      (1,624,330)        (1,947,205)      15,603,058
 Change in unrealized appreciation
  (depreciation) of investments..................     18,886,872      (58,474,374)        40,797,591      (31,731,111)
                                                   -------------    -------------     --------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................      4,809,922      (61,216,806)        57,908,967        7,670,136
                                                   -------------    -------------     --------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      3,248,390        9,564,526         85,620,629       41,424,004
  Transfers between funds including
   guaranteed interest account, net..............    271,330,555       (5,793,823)       225,583,404       97,217,901
  Transfers for contract benefits and
   terminations..................................     (6,664,007)      (8,692,522)       (54,135,987)     (58,488,580)
  Contract maintenance charges...................     (1,938,975)        (926,538)       (11,596,104)      (7,142,205)
                                                   -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    265,975,963       (5,848,357)       245,471,942       73,011,120
                                                   -------------    -------------     --------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......        (419,927)          (2,000)                --            7,001
                                                   -------------    -------------     --------------    -------------
Increase (Decrease) in Net Assets................    270,365,958      (67,067,163)       303,380,909       80,688,257
Net Assets -- Beginning of Period................     67,742,645      134,809,808        734,752,733      654,064,476
                                                   -------------    -------------     --------------    -------------
Net Assets -- End of Period......................  $ 338,108,603    $  67,742,645     $1,038,133,642    $ 734,752,733
                                                   =============    =============     ==============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --                 --               --
 Redeemed........................................             --               --                 --               --
                                                   -------------    -------------     --------------    -------------
 Net Increase (Decrease).........................             --               --                 --               --
                                                   =============    =============     ==============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         47,962            1,451             41,077           20,826
 Redeemed........................................        (31,144)          (1,314)           (20,178)         (14,144)
                                                   -------------    -------------     --------------    -------------
 Net Increase (Decrease).........................         16,818              137             20,899            6,682
                                                   =============    =============     ==============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER
                                                         INTERNATIONAL EQUITY
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     529,394    $       486,272
 Net realized gain (loss) on investments.........    (40,200,014)         8,237,064
 Change in unrealized appreciation
  (depreciation) of investments..................    140,444,319       (341,084,511)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    100,773,699       (332,361,175)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     31,467,106         56,365,595
  Transfers between funds including
   guaranteed interest account, net..............     (7,993,196)       (10,558,070)
  Transfers for contract benefits and
   terminations..................................    (16,720,684)       (31,963,390)
  Contract maintenance charges...................     (5,708,119)        (5,916,942)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      1,045,107          7,927,193
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          12,001             (9,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    101,830,807       (324,443,980)
Net Assets -- Beginning of Period................    356,075,829        680,519,809
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 457,906,636    $   356,075,829
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,015              8,713
 Redeemed........................................         (6,890)            (8,554)
                                                   -------------    ---------------
 Net Increase (Decrease).........................            125                159
                                                   =============    ===============



                                                            MULTIMANAGER
                                                              LARGE CAP                        MULTIMANAGER
                                                             CORE EQUITY                     LARGE CAP GROWTH
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $     23,909    $  (1,282,817)   $  (2,348,807)   $    (3,718,749)
 Net realized gain (loss) on investments.........     (9,143,855)      (3,053,168)     (20,651,082)        (9,797,892)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,805,231      (63,496,754)      78,511,066       (130,114,572)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     29,685,285      (67,832,739)      55,511,177       (143,631,213)
                                                    ------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      5,491,082        9,354,533        6,360,377         16,849,861
  Transfers between funds including
   guaranteed interest account, net..............      8,806,980       (9,332,214)      (3,640,831)        (8,336,400)
  Transfers for contract benefits and
   terminations..................................     (6,050,730)     (11,469,633)     (10,347,375)       (17,897,682)
  Contract maintenance charges...................     (1,542,848)      (1,476,378)      (2,619,849)        (2,756,466)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      6,704,484      (12,923,692)     (10,247,678)       (12,140,687)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --          (20,000)           7,503             17,799
                                                    ------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     36,389,769      (80,776,431)      45,271,002       (155,754,101)
Net Assets -- Beginning of Period................     96,573,555      177,349,986      166,671,952        322,426,053
                                                    ------------    -------------    -------------    ---------------
Net Assets -- End of Period......................   $132,963,324    $  96,573,555    $ 211,942,954    $   166,671,952
                                                    ============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --               --                 --
                                                    ============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,231            2,988            3,129              5,329
 Redeemed........................................         (2,617)          (4,180)          (4,693)            (6,618)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................            614           (1,192)          (1,564)            (1,289)
                                                    ============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER                       MULTIMANAGER
                                                           LARGE CAP VALUE                     MID CAP GROWTH
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   1,231,633    $      (319,364)  $  (3,614,543)   $    (4,650,103)
 Net realized gain (loss) on investments.........    (46,653,561)       (16,837,588)    (25,660,047)       (10,437,894)
 Change in unrealized appreciation
  (depreciation) of investments..................    112,693,080       (209,296,551)    114,933,970       (161,055,636)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     67,271,152       (226,453,503)     85,659,380       (176,143,633)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     19,030,078         49,428,992      14,960,375         19,078,584
  Transfers between funds including
   guaranteed interest account, net..............    (30,645,008)       (17,111,832)     (3,633,243)       (14,926,472)
  Transfers for contract benefits and
   terminations..................................    (17,195,237)       (30,886,054)    (12,645,095)       (22,102,169)
  Contract maintenance charges...................     (5,043,108)        (5,157,236)     (3,546,127)        (3,456,566)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (33,853,275)        (3,726,130)     (4,864,090)       (21,406,623)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           6,000            (22,001)         17,773             27,430
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     33,423,877       (230,201,634)     80,813,063       (197,522,826)
Net Assets -- Beginning of Period................    353,379,357        583,580,991     216,712,767        414,235,593
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 386,803,234    $   353,379,357   $ 297,525,830    $   216,712,767
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          4,234              8,703           4,409              4,150
 Redeemed........................................         (7,871)            (9,492)         (5,060)            (6,229)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (3,637)              (789)           (651)            (2,079)
                                                   =============    ===============   =============    ===============



                                                             MULTIMANAGER
                                                            MID CAP VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   4,517,447    $    (3,143,018)
 Net realized gain (loss) on investments.........    (35,769,543)       (27,146,095)
 Change in unrealized appreciation
  (depreciation) of investments..................    131,949,303       (107,537,998)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    100,697,207       (137,827,111)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     21,788,983         20,268,911
  Transfers between funds including
   guaranteed interest account, net..............      3,060,672        (14,425,378)
  Transfers for contract benefits and
   terminations..................................    (14,330,374)       (23,248,754)
  Contract maintenance charges...................     (3,901,407)        (3,408,946)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      6,617,874        (20,814,167)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          11,000            (39,702)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    107,326,081       (158,680,980)
Net Assets -- Beginning of Period................    234,433,676        393,114,656
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 341,759,757    $   234,433,676
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,361              5,114
 Redeemed........................................         (5,763)            (6,695)
                                                   -------------    ---------------
 Net Increase (Decrease).........................            598             (1,581)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER                       MULTIMANAGER
                                                          MULTI-SECTOR BOND                   SMALL CAP GROWTH
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  17,194,123    $    52,758,725   $  (2,370,794)   $    (2,723,714)
 Net realized gain (loss) on investments.........    (63,176,365)       (38,020,929)    (23,652,038)       (16,613,041)
 Change in unrealized appreciation
  (depreciation) of investments..................     87,731,032       (201,076,743)     74,520,459        (81,669,836)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     41,748,790       (186,338,947)     48,497,627       (101,006,591)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     20,333,762         29,911,093      16,716,400         19,629,713
  Transfers between funds including
   guaranteed interest account, net..............     28,501,019       (119,893,179)      7,922,857        (15,042,379)
  Transfers for contract benefits and
   terminations..................................    (37,010,611)       (64,454,973)     (6,276,872)        (8,451,130)
  Contract maintenance charges...................     (6,919,475)        (7,024,175)     (2,436,003)        (2,125,982)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      4,904,695       (161,461,234)     15,926,382         (5,989,778)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          31,305             78,000              --         (3,699,991)
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     46,684,790       (347,722,181)     64,424,009       (110,696,360)
Net Assets -- Beginning of Period................    531,806,711        879,528,892     135,537,202        246,233,562
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 578,491,501    $   531,806,711   $ 199,961,211    $   135,537,202
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          9,422              3,397          11,195              7,074
 Redeemed........................................         (7,909)           (11,958)         (7,055)            (6,975)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................          1,513             (8,561)          4,140                 99
                                                   =============    ===============   =============    ===============



                                                             MULTIMANAGER
                                                           SMALL CAP VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,545,261)   $    (6,670,841)
 Net realized gain (loss) on investments.........    (60,110,466)       (43,863,204)
 Change in unrealized appreciation
  (depreciation) of investments..................    145,403,986       (199,190,979)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     83,748,259       (249,725,024)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,015,985         13,780,041
  Transfers between funds including
   guaranteed interest account, net..............    (19,337,941)       (69,210,950)
  Transfers for contract benefits and
   terminations..................................    (20,673,166)       (44,406,413)
  Contract maintenance charges...................     (4,967,555)        (5,530,698)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (33,962,677)      (105,368,020)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          15,573            (89,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     49,801,155       (355,183,042)
Net Assets -- Beginning of Period................    368,970,510        724,153,552
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 418,771,665    $   368,970,510
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,265              2,332
 Redeemed........................................         (6,656)           (10,119)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (3,391)            (7,787)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         PIMCO VARIABLE
                                                                                        INSURANCE TRUST
                                                             MULTIMANAGER               EMERGING MARKETS
                                                              TECHNOLOGY              BOND PORTFOLIO* (b)
                                                  ---------------------------------- ---------------------
                                                        2009              2008                2009
                                                  ---------------- ----------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (3,925,576)   $    (4,289,714)        $    64
 Net realized gain (loss) on investments.........    (24,402,155)         4,441,497              --
 Change in unrealized appreciation
  (depreciation) of investments..................    146,694,797       (179,730,920)           (162)
                                                   -------------    ---------------         -------
 Net Increase (decrease) in net assets from
  operations.....................................    118,367,066       (179,579,137)            (98)
                                                   -------------    ---------------         -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,993,177         35,208,395          96,040
  Transfers between funds including
   guaranteed interest account, net..............     58,399,558        (15,171,707)             --
  Transfers for contract benefits and
   terminations..................................    (12,679,557)       (18,827,762)             --
  Contract maintenance charges...................     (3,816,883)        (2,908,072)             --
                                                   -------------    ---------------         -------
 Net increase (decrease) in net assets from
  contractowners transactions....................     53,896,295         (1,699,146)         96,040
                                                   -------------    ---------------         -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (131,500)             --
                                                   -------------    ---------------         -------
Increase (Decrease) in Net Assets................    172,263,361       (181,409,783)         95,942
Net Assets -- Beginning of Period................    192,768,758        374,178,541              --
                                                   -------------    ---------------         -------
Net Assets -- End of Period......................  $ 365,032,119    $   192,768,758         $95,942
                                                   =============    ===============         =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --
 Redeemed........................................             --                 --              --
                                                   -------------    ---------------         -------
 Net Increase (Decrease).........................             --                 --              --
                                                   =============    ===============         =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         15,683             10,081              10
 Redeemed........................................         (9,926)           (10,616)             --
                                                   -------------    ---------------         -------
 Net Increase (Decrease).........................          5,757               (535)             10
                                                   =============    ===============         =======



                                                        PIMCO VARIABLE       PIMCO VARIABLE
                                                       INSURANCE TRUST       INSURANCE TRUST
                                                         REAL RETURN          TOTAL RETURN
                                                   STRATEGY PORTFOLIO* (b)   PORTFOLIO* (b)   PROFUND VP BEAR* (b)
                                                  ------------------------- ---------------- ---------------------
                                                             2009                 2009                2009
                                                  ------------------------- ---------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $    (5)             $    (6)            $    (2)
 Net realized gain (loss) on investments.........                6                   15                  --
 Change in unrealized appreciation
  (depreciation) of investments..................              (21)                 (46)                 65
                                                           -------              -------             -------
 Net Increase (decrease) in net assets from
  operations.....................................              (20)                 (37)                 63
                                                           -------              -------             -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           70,985               78,168              11,047
  Transfers between funds including
   guaranteed interest account, net..............               --                   --                  --
  Transfers for contract benefits and
   terminations..................................               --                   --                  --
  Contract maintenance charges...................               --                   --                  --
                                                           -------              -------             -------
 Net increase (decrease) in net assets from
  contractowners transactions....................           70,985               78,168              11,047
                                                           -------              -------             -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --                   --                  --
                                                           -------              -------             -------
Increase (Decrease) in Net Assets................           70,965               78,131              11,110
Net Assets -- Beginning of Period................               --                   --                  --
                                                           -------              -------             -------
Net Assets -- End of Period......................          $70,965              $78,131             $11,110
                                                           =======              =======             =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                   --                  --
 Redeemed........................................               --                   --                  --
                                                           -------              -------             -------
 Net Increase (Decrease).........................               --                   --                  --
                                                           =======              =======             =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                7                    8                   1
 Redeemed........................................               --                   --                  --
                                                           -------              -------             -------
 Net Increase (Decrease).........................                7                    8                   1
                                                           =======              =======             =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       PROFUND VP            TARGET 2035
                                                   BIOTECHNOLOGY* (b)         ALLOCATION
                                                  -------------------- ------------------------
                                                          2009            2009         2008
                                                  -------------------- ---------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $   (1)        $ 32,204   $    24,776
 Net realized gain (loss) on investments.........            --            2,803        14,656
 Change in unrealized appreciation
  (depreciation) of investments..................           (35)         152,774      (486,172)
                                                         ------         --------   -----------
 Net Increase (decrease) in net assets from
  operations.....................................           (36)         187,781      (446,740)
                                                         ------         --------   -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         3,640               --            --
  Transfers between funds including
   guaranteed interest account, net..............            --               --            --
  Transfers for contract benefits and
   terminations..................................            --               --            --
  Contract maintenance charges...................            --               --            --
                                                         ------         --------   -----------
 Net increase (decrease) in net assets from
  contractowners transactions....................         3,640               --            --
                                                         ------         --------   -----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             --               --            --
                                                         ------         --------   -----------
Increase (Decrease) in Net Assets................         3,604          187,781      (446,740)
Net Assets -- Beginning of Period................            --          730,151     1,176,891
                                                         ------         --------   -----------
Net Assets -- End of Period......................        $3,604         $917,932   $   730,151
                                                         ======         ========   ===========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --               --            --
 Redeemed........................................            --               --            --
                                                         ------         --------   -----------
 Net Increase (Decrease).........................            --               --            --
                                                         ======         ========   ===========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            --               --            --
 Redeemed........................................            --               --            --
                                                         ------         --------   -----------
 Net Increase (Decrease).........................            --               --            --
                                                         ======         ========   ===========



                                                                            TEMPLETON DEVELOPING
                                                        TARGET 2045               MARKETS
                                                         ALLOCATION         SECURITIES FUND* (b)
                                                  ------------------------ ---------------------
                                                     2009         2008              2009
                                                  ---------- ------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $ 31,332   $    21,233         $    (4)
 Net realized gain (loss) on investments.........     3,755        20,734              --
 Change in unrealized appreciation
  (depreciation) of investments..................   159,872      (532,414)            174
                                                   --------   -----------         -------
 Net Increase (decrease) in net assets from
  operations.....................................   194,959      (490,447)            170
                                                   --------   -----------         -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        --            --          27,943
  Transfers between funds including
   guaranteed interest account, net..............        --            --              --
  Transfers for contract benefits and
   terminations..................................        --            --              --
  Contract maintenance charges...................        --            --              --
                                                   --------   -----------         -------
 Net increase (decrease) in net assets from
  contractowners transactions....................        --            --          27,943
                                                   --------   -----------         -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         --            --              --
                                                   --------   -----------         -------
Increase (Decrease) in Net Assets................   194,959      (490,447)         28,113
Net Assets -- Beginning of Period................   698,248     1,188,695              --
                                                   --------   -----------         -------
Net Assets -- End of Period......................  $893,207   $   698,248         $28,113
                                                   ========   ===========         =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................        --            --              --
 Redeemed........................................        --            --              --
                                                   --------   -----------         -------
 Net Increase (Decrease).........................        --            --              --
                                                   ========   ===========         =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................        --            --               2
 Redeemed........................................        --            --              --
                                                   --------   -----------         -------
 Net Increase (Decrease).........................        --            --               2
                                                   ========   ===========         =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                           TEMPLETON              VAN ECK
                                                          GLOBAL BOND          WORLDWIDE HARD
                                                     SECURITIES FUND* (b)     ASSETS FUND* (b)
                                                    ----------------------   -----------------
                                                             2009                   2009
                                                    ----------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $    (3)               $    (2)
 Net realized gain (loss) on investments.........               --                     --
 Change in unrealized appreciation
  (depreciation) of investments..................               45                   (207)
                                                           -------                -------
 Net Increase (decrease) in net assets from
  operations.....................................               42                   (209)
                                                           -------                -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           26,693                 10,006
  Transfers between funds including
   guaranteed interest account, net..............               --                     --
  Transfers for contract benefits and
   terminations..................................               --                     --
  Contract maintenance charges...................               --                     --
                                                           -------                -------
 Net increase (decrease) in net assets from
  contractowners transactions....................           26,693                 10,006
                                                           -------                -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --                     --
                                                           -------                -------
Increase (Decrease) in Net Assets................           26,735                  9,797
Net Assets -- Beginning of Period................               --                     --
                                                           -------                -------
Net Assets -- End of Period......................          $26,735                $ 9,797
                                                           =======                =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                     --
 Redeemed........................................               --                     --
                                                           -------                -------
 Net Increase (Decrease).........................               --                     --
                                                           =======                =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                3                      1
 Redeemed........................................               --                     --
                                                           -------                -------
 Net Increase (Decrease).........................                3                      1
                                                           =======                =======

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 08, 2009.
(b) Units were made available for sale on December 14, 2009.
(c) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(d) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(e) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(f) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.

                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

(g) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(h) Multimanager Aggressive Equity replaced Multimanger Health Care due to a fund merger on September 18, 2009.
(i) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(j) EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
(k) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(l) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B units. These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements

December 31, 2009


1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following separate Variable Investment Options:

     AIM Variable Insurance Funds
     ----------------------------
   o AIM V.I. Financial Services Fund**
   o AIM V.I. Global Real Estate Fund
   o AIM V.I. International Growth Fund**
   o AIM V.I. Leisure Fund**
   o AIM V.I. Mid Cap Core Equity Fund
   o AIM V.I. Small Cap Equity Fund**

     AllianceBernstein Variable Product
     ----------------------------------
     Series Fund, Inc.*
     ------------------
   o AllianceBernstein Balanced Wealth Strategy Portfolio**
   o AllianceBernstein International Growth Portfolio**

     American Century Variable Portfolios, Inc.
     ------------------------------------------
   o American Century VP Large Company Value Fund**
   o American Century VP Mid Cap Value Fund

     AXA Premier VIP Trust*
     ----------------------
   o AXA Aggressive Allocation
   o AXA Conservative Allocation
   o AXA Conservative-Plus Allocation
   o AXA Moderate Allocation
   o AXA Moderate-Plus Allocation
   o Multimanager Aggressive Equity
   o Multimanager Core Bond
   o Multimanager International Equity
   o Multimanager Large Cap Core Equity
   o Multimanager Large Cap Growth
   o Multimanager Large Cap Value
   o Multimanager Mid Cap Growth
   o Multimanager Mid Cap Value
   o Multimanager Multi-Sector Bond(13)
   o Multimanager Small Cap Growth
   o Multimanager Small Cap Value
   o Multimanager Technology
   o Target 2035 Allocation
   o Target 2045 Allocation

     BlackRock Variable Series Funds, Inc.
     -------------------------------------
   o BlackRock Global Allocation V.I. Fund
   o BlackRock Large Cap Growth V.I Fund**

     EQ Advisors Trust*
     ------------------
   o All Asset Allocation
   o AXA Balanced Strategy
   o AXA Conservative Growth Strategy
   o AXA Conservative Strategy
   o AXA Growth Strategy
   o AXA Moderate Growth Strategy
   o AXA Tactical Manager 2000 I
   o AXA Tactical Manager 400 I
   o AXA Tactical Manager 500 I
   o AXA Tactical Manager International I
   o EQ/AllianceBernstein International
   o EQ/AllianceBernstein Small Cap Growth
   o EQ/AXA Franklin Small Cap Value Core(2)
   o EQ/BlackRock Basic Value Equity
   o EQ/BlackRock International Value
   o EQ/Boston Advisors Equity Income
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth
   o EQ/Capital Guardian Research
   o EQ/Common Stock Index(3)
   o EQ/Core Bond Index(4)
   o EQ/Davis New York Venture
   o EQ/Equity 500 Index
   o EQ/Equity Growth PLUS(5)
   o EQ/Evergreen Omega
   o EQ/Franklin Core Balanced(1)
   o EQ/Franklin Templeton Allocation(6)
   o EQ/GAMCO Mergers and Acquisitions
   o EQ/GAMCO Small Company Value
   o EQ/Global Bond PLUS(7)
   o EQ/Global Multi-Sector Equity(8)
   o EQ/Intermediate Government Bond Index(9)
   o EQ/International Core PLUS

                                        FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


1. Organization (Continued)

   o EQ/International ETF
   o EQ/International Growth
   o EQ/JPMorgan Value Opportunities
   o EQ/Large Cap Core PLUS
   o EQ/Large Cap Growth Index
   o EQ/Large Cap Growth PLUS
   o EQ/Large Cap Value Index
   o EQ/Large Cap Value PLUS
   o EQ/Lord Abbett Growth and Income
   o EQ/Lord Abbett Large Cap Core
   o EQ/Mid Cap Index
   o EQ/Mid Cap Value PLUS
   o EQ/Money Market
   o EQ/Montag & Caldwell Growth
   o EQ/Mutual Large Cap Equity(10)
   o EQ/Oppenheimer Global
   o EQ/PIMCO Ultra Short Bond(11)
   o EQ/Quality Bond PLUS
   o EQ/Small Company Index
   o EQ/T. Rowe Price Growth Stock
   o EQ/Templeton Global Equity(12)
   o EQ/UBS Growth and Income
   o EQ/Van Kampen Comstock
   o EQ/Van Kampen Mid Cap Growth

     Fidelity(R) Variable Insurance Products Funds
     ---------------------------------------------
   o Fidelity(R) VIP Asset Manager: Growth Portfolio**
   o Fidelity(R) VIP Contrafund(R) Portfolio
   o Fidelity(R) VIP Mid Cap Portfolio
   o Fidelity(R) VIP Strategic Income Portfolio

     Franklin Templeton Variable Insurance Products Trust
     ----------------------------------------------------
   o Franklin Strategic Income Securities Fund
   o Templeton Developing Markets Securities Fund
   o Templeton Foreign Securities Fund**
   o Templeton Global Bond Securities Fund


     Goldman Sachs Variable Insurance Trust - Variable Insurance Portfolios
     ----------------------------------------------------------------------
   o Goldman Sachs VIT Mid Cap Value Fund

     Ivy Funds Variable Insurance Portfolios
     ---------------------------------------
   o Ivy Funds VIP Dividend Opportunities
   o Ivy Funds VIP Energy
   o Ivy Funds VIP Global Natural Resources
   o Ivy Funds VIP High Income
   o Ivy Funds VIP Mid Cap Growth
   o Ivy Funds VIP Science and Technology
   o Ivy Funds VIP Small Cap Growth

     Lazard Retirement Series, Inc.
     ------------------------------
   o Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) Variable Insurance Trust
     -------------------------------
   o MFS(R) International Value Portfolio
   o MFS(R) Investors Growth Stock Series**
   o MFS(R) Investors Trust Series**
   o MFS(R) Technology Portfolio**
   o MFS(R) Utilities Series**

     PIMCO Variable Insurance Trust
     ------------------------------
   o PIMCO Variable Insurance Trust CommodityRealReturn(R)
     Strategy Portfolio**
   o PIMCO Variable Insurance Trust Emerging Markets Bond
     Portfolio
   o PIMCO Variable Insurance Trust Real Return Strategy Portfolio
   o PIMCO Variable Insurance Trust Total Return Portfolio

     ProFunds
     --------
   o ProFund VP Bear
   o ProFund VP Biotechnology

     T. Rowe Price Equity Series, Inc.
     ---------------------------------
   o T. Rowe Price Health Sciences Portfolio II**

     Van Eck Worldwide Insurance Trust
     ---------------------------------
   o Van Eck Worldwide Hard Assets Fund


                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


1. Organization (Concluded)

   (1) Fund was renamed twice this year. EQ/Franklin Income was the former name, until 05/01/09 when name changed to EQ/AXA Franklin Income Core. On 09/18/09 the second change resulted in the current name.
   (2)  Formerly known as EQ/Franklin Small Cap Value
   (3)  Formerly known as EQ/AllianceBernstein Common Stock
   (4)  Formerly known as EQ/JPMorgan Core Bond
   (5) Fund was renamed twice this year. EQ/Marsico Focus was the former name, until 05/01/09 when name changed to EQ/Focus PLUS. On 09/11/09 the second change resulted in the current name.
   (6) Fund was renamed twice this year. EQ/Franklin Templeton Founding Strategy was the former name, until 05/01/09 when name changed to EQ/AXA Franklin Templeton Founding Strategy Core. On 09/18/09 the second name change resulted in the current name.
   (7)  Formerly known as EQ/Evergreen International Bond
   (8)  Formerly known as EQ/Van Kampen Emerging Markets Equity
   (9)  Formerly known as EQ/AllianceBernstein Intermediate Government
        Securities
   (10) Fund was renamed twice this year. EQ/Mutual Shares was the former name, until 05/01/09 when name changed to EQ/AXA Mutual Shares Core. On 09/18/09 the second name change resulted in the current name.
   (11) Formerly known as EQ/PIMCO Real Return
   (12) Fund was renamed twice this year. EQ/Templeton Growth was the former name, until 05/01/09 name changed to EQ/AXA Templeton Templeton Growth Core. On 09/18/09 the second name change resulted in the current name.
   (13) Formerly known as Multimanager High Yield

   * An affiliate of AXA Equitable provides advisory services to one or more Portfolios of this Trust.

   ** Fund is only included on the list of Variable Investment Options included in the Account. Although available for sale on 12/14/2009, there were no purchases for 2009. With zero balance and no activity to report, the fund is excluded from all other sections of the financial statements.


   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Retirement Cornerstone, including all contracts issued currently. These annuities in the Accumulator series and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense charges and asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


   Each of the Variable Investment Options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners.

   In the normal course of business, the Variable Investment Options of the Account enter into contracts that may include agreements to indemnify another party under given circumstances. The Variable Investment Options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly


                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


2. Significant Accounting Policies (Concluded)

   decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation of the revised guidance did not have an impact on the net assets of the Account.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders and death benefits.

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges (which represent deferred contingent withdrawal charges) are included in transfers, benefits and terminations to the extent that such charges apply to the contracts. Administrative charges are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


3. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to Contractholders of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the Portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

   As of December 31, 2009, the Account did not hold any investments with significant unobservable inputs (Level 3).


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:


                                                    Purchases         Sales
                                                ---------------- --------------
AIM V.I. Global Real Estate Fund.............    $       11,500   $          1
AIM V.I. Mid Cap Core Equity Fund............               639             --
All Asset Allocation.........................            10,372             --
American Century VP Mid Cap Value Fund.......               962             --
AXA Aggressive Allocation....................       827,633,849    425,582,655
AXA Balanced Strategy........................        93,934,204      1,532,645
AXA Conservative Allocation..................     1,068,101,425    592,240,487
AXA Conservative Growth Strategy.............        54,449,975        682,836
AXA Conservative Strategy....................        34,403,127        961,424
AXA Conservative-Plus Allocation.............       608,054,999    260,292,172
AXA Growth Strategy..........................       193,443,251      1,201,801
AXA Moderate Allocation......................     1,862,902,044    568,044,738
AXA Moderate Growth Strategy.................       213,049,789      1,479,748
AXA Moderate-Plus Allocation.................     2,156,059,258    818,337,399
AXA Tactical Manager 2000 I..................           288,181             17
AXA Tactical Manager 400 I...................           285,050             16
AXA Tactical Manager 500 I...................           470,758             46
AXA Tactical Manager International I.........           291,240             33
BlackRock Global Allocation V.I. Fund........           646,112             60
EQ/AllianceBernstein International...........        81,149,577    126,318,988
EQ/AllianceBernstein Small Cap Growth........        35,843,669     68,349,908
EQ/AXA Franklin Small Cap Value Core.........        42,646,092     35,825,984
EQ/BlackRock Basic Value Equity..............       154,382,959     85,083,582
EQ/BlackRock International Value.............       101,569,340    110,964,822
EQ/Boston Advisors Equity Income.............        50,841,010     44,094,042
EQ/Calvert Socially Responsible..............         5,297,639      6,584,919
EQ/Capital Guardian Growth...................        31,265,325     51,621,694
EQ/Capital Guardian Research.................        36,176,109    120,118,753
EQ/Common Stock Index........................       105,293,413    104,604,681
EQ/Core Bond Index...........................       316,236,169    210,557,701
EQ/Davis New York Venture....................        69,051,120     51,738,656
EQ/Equity 500 Index..........................       208,791,884    189,243,208
EQ/Equity Growth PLUS........................        80,464,522    198,075,126

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


4. Purchases and Sales of Investments (Continued)


                                                                         Purchases          Sales
                                                                      --------------- ----------------
EQ/Evergreen Omega.................................................    $140,479,865    $   42,856,157
EQ/Franklin Core Balanced..........................................     149,420,625        85,798,775
EQ/Franklin Templeton Allocation...................................     188,859,828       118,416,192
EQ/GAMCO Mergers and Acquisitions..................................      44,835,388        35,613,128
EQ/GAMCO Small Company Value.......................................     139,337,548        87,642,994
EQ/Global Bond PLUS................................................     132,136,069       132,560,198
EQ/Global Multi-Sector Equity......................................     288,986,049       205,759,921
EQ/Intermediate Government Bond Index..............................     192,123,547       211,047,891
EQ/International Core PLUS.........................................     137,831,904       101,550,775
EQ/International ETF...............................................         229,200                --
EQ/International Growth............................................      93,066,650        55,229,243
EQ/JPMorgan Value Opportunities....................................      33,617,574        45,271,797
EQ/Large Cap Core PLUS.............................................      24,916,207        27,944,906
EQ/Large Cap Growth Index..........................................      52,417,811        59,487,315
EQ/Large Cap Growth PLUS...........................................      42,057,750        45,545,690
EQ/Large Cap Value Index...........................................      37,886,637        21,067,317
EQ/Large Cap Value PLUS............................................      45,133,197       159,549,739
EQ/Lord Abbett Growth and Income...................................      30,018,610        24,592,686
EQ/Lord Abbett Large Cap Core......................................      77,043,305        38,224,379
EQ/Mid Cap Index...................................................      67,306,970        88,708,600
EQ/Mid Cap Value PLUS..............................................     927,976,673       137,363,969
EQ/Money Market....................................................     989,637,914     1,542,134,779
EQ/Montag & Caldwell Growth........................................      41,619,573        53,744,309
EQ/Mutual Large Cap Equity.........................................      24,306,265        40,620,705
EQ/Oppenheimer Global..............................................      63,333,943        29,207,234
EQ/Pimco Ultra Short Bond..........................................     871,177,721       404,726,743
EQ/Quality Bond PLUS...............................................     364,802,277       143,156,187
EQ/Small Company Index.............................................     163,555,307        83,872,199
EQ/T. Rowe Price Growth Stock......................................      98,917,590        34,987,024
EQ/Templeton Global Equity.........................................      27,604,276        35,042,226
EQ/UBS Growth and Income...........................................      15,925,260        15,093,847
EQ/Van Kampen Comstock.............................................      26,386,487        38,525,697
EQ/Van Kampen Mid Cap Growth.......................................     131,365,034        64,785,093
Fidelity(R) VIP Contrafund Portfolio...............................          17,562                 1
Fidelity(R) VIP Mid Cap Portfolio..................................           5,881                --
Fidelity(R) VIP Strategic Income Portfolio.........................          23,052                 2
Franklin Strategic Income Securities Fund..........................          46,290                12
Goldman Sachs VIT Mid Cap Value Fund...............................           2,514                --
Ivy Funds VIP Dividend Opportunities...............................          13,453                 1
Ivy Funds VIP Energy...............................................             479                --
Ivy Funds VIP Global Natural Resources.............................          73,582                 9
Ivy Funds VIP High Income..........................................          24,958                10
Ivy Funds VIP Mid Cap Growth.......................................          20,639                 1
Ivy Funds VIP Science and Technology...............................           1,980                 1
Ivy Funds VIP Small Cap Growth.....................................           3,288                --
Lazard Retirement Emerging Markets Equity Portfolio................          22,521                 1
MFS(R) International Value Portfolio...............................           2,520                --
Multimanager Aggressive Equity.....................................     300,922,995        36,737,063
Multimanager Core Bond.............................................     524,248,109       257,404,502
Multimanager International Equity..................................      82,428,471        80,841,969
Multimanager Large Cap Core Equity.................................      30,556,425        23,828,032
Multimanager Large Cap Growth......................................      21,282,231        33,871,213
Multimanager Large Cap Value.......................................      45,782,482        78,398,124
Multimanager Mid Cap Growth........................................      36,790,955        45,250,087
Multimanager Mid Cap Value.........................................      73,616,366        62,470,045
Multimanager Multi-Sector Bond.....................................     150,409,425       128,284,607
Multimanager Small Cap Growth......................................      52,462,052        38,906,464
Multimanager Small Cap Value.......................................      33,110,433        68,606,374
Multimanager Technology............................................     136,461,633        86,490,914
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio....           96,118                18

                                     FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


4. Purchases and Sales of Investments (Concluded)


                                                                         Purchases   Sales
                                                                        ----------- ------
PIMCO Variable Insurance Trust Real Return Strategy Portfolio........     $70,987    $ 5
PIMCO Variable Insurance Trust Total Return Portfolio................      78,179      6
ProFund VP Bear......................................................      11,047      2
ProFund VP Biotechnology.............................................       3,640      1
Target 2035 Allocation...............................................      35,007     --
Target 2045 Allocation...............................................      35,087     --
Templeton Developing Markets Securities Fund.........................      27,941      4
Templeton Global Bond Securities Fund................................      26,691      3
Van Eck Worldwide Hard Assets Fund...................................      10,006      2

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options.

   AXA Equitable and its affiliates serves as investment manager of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual Portfolios and range for EQAT and VIP from a low of 0.07% to high of 1.19% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of AXA Tactical Manager 500 I, AXA Tactical Manager 400 I, AXA Tactical Manager 2000 I, AXA Tactical Manager International I, EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.


                                     FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


6. Reorganizations

   In 2009, several fund reorganizations were made within EQ Advisors Trust, and corresponding reorganizations were made within the Variable Investment Options of the Account. In these reorganizations, certain Portfolios of EQ Advisors Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQ Advisors Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were merged with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). Contractholders of the Removed Investment Options received interests in the Surviving Investment Options with a value equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.


----------------------------------------------------------------------------------------------------------
September 11, 2009         Removed Portfolio                           Surviving Portfolio
----------------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
                           EQ/Lord Abbett Mid Cap Value
                           EQ/Van Kampen Real Estate                    EQ/Mid Cap Value PLUS
----------------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
Shares -- Class B             7,932,043
Value -- Class B           $       9.40
Net Assets Before Merger   $ 74,538,275
Net Assets After Merger    $         --
                           EQ/Lord Abbett Mid Cap Value
Shares -- Class B            26,391,753
Value -- Class B           $       7.93
Net Assets Before Merger   $209,180,481
Net Assets After Merger    $         --
                           EQ/Van Kampen Real Estate
Shares -- Class B            63,532,140                                    142,251,793
Value -- Class B           $       5.48                                 $         7.74
Net Assets Before Merger   $347,961,699                                 $  469,149,515
Net Assets After Merger    $         --                                 $1,100,829,970
----------------------------------------------------------------------------------------------------------
September 11, 2009         EQ/AXA Rosenberg Value Long/Short           EQ/PIMCO Ultra Short Bond
                           Equity
                           EQ/Short Duration Bond
----------------------------------------------------------------------------------------------------------
                           EQ/AXA Rosenberg Value Long/Short
                           Equity
Shares -- Class B            12,716,910
Value -- Class B           $       8.60
Net Assets Before Merger   $109,365,428
Net Assets After Merger    $         --
                           EQ/Short Duration Bond
Shares -- Class B            23,494,513                                   140,859,863
Value -- Class B           $       9.13                                $         9.95
Net Assets Before Merger   $214,412,117                                $1,077,407,382
Net Assets After Merger    $         --                                $1,401,184,927
----------------------------------------------------------------------------------------------------------
September 18, 2009         Multimanager Health Care                    Multimanager Aggressive Equity
----------------------------------------------------------------------------------------------------------
Shares -- Class B            28,056,156                                    15,487,843
Value -- Class B           $       9.02                                $        21.67
Net Assets Before Merger   $253,119,777                                $   82,475,855
Net Assets After Merger    $         --                                $  335,595,632
----------------------------------------------------------------------------------------------------------
September 18, 2009         EQ/Oppenheimer Main Street Opportunity      EQ/Common Stock Index
----------------------------------------------------------------------------------------------------------
Shares -- Class B             5,440,613                                    56,841,883
Value -- Class B           $       8.39                                $        13.55
Net Assets Before Merger   $ 45,659,985                                $  724,313,556
Net Assets After Merger    $         --                                $  769,973,541
----------------------------------------------------------------------------------------------------------


                                     FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


6. Reorganizations (Concluded)


----------------------------------------------------------------------------------------------------------
September 18, 2009         Removed Portfolio                       Surviving Portfolio
----------------------------------------------------------------------------------------------------------
                           EQ/Oppenheimer Main Street Small Cap
                           Index                                    EQ/Small Company Index
----------------------------------------------------------------------------------------------------------
Shares -- Class B             9,217,337                                53,685,152
Value -- Class B           $       8.91                            $         8.40
Net Assets Before Merger   $ 82,134,043                            $  368,998,628
Net Assets After Merger    $         --                            $  451,132,671
----------------------------------------------------------------------------------------------------------
September 25, 2009         EQ/Caywood Scholl High Yield Bond       EQ/Quality Bond PLUS
----------------------------------------------------------------------------------------------------------
Shares -- Class B            67,826,211                                64,244,370
Value -- Class B           $       3.99                            $         9.19
Net Assets Before Merger   $270,950,734                            $  319,272,226
Net Assets After Merger    $         --                            $  590,222,960
----------------------------------------------------------------------------------------------------------
September 25, 2009         EQ/Long Term Bond                       EQ/Core Bond Index
-------------------------- --------------------------------------- ------------------------
Shares -- Class B            11,533,864                               106,695,594
Value -- Class B           $      12.74                            $         9.62
Net Assets Before Merger   $146,995,303                            $  879,643,006
Net Assets After Merger    $         --                            $1,026,638,309
----------------------------------------------------------------------------------------------------------

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the account for the following:



                                                                               Asset-based                    Current     Maximum
                                                             Mortality and   Administration   Distribution   Aggregate   Aggregate
                                                             Expense Risks       Charge          Charge        Charge     Charge
                                                            --------------- ---------------- -------------- ----------- ----------
Accumulator and Rollover IRA issued before
  May 1, 1997............................................   0.90%           0.30%            --             1.20%       1.20%
Accumulator issued on or after May 1, 1997...............   1.10%           0.25%            --             1.35%       1.35%
Accumulator issued on or after March 1, 2000.............   1.10%           0.25%            0.20%          1.55%       1.55%
Accumulator issued on or after April 1, 2002.............   0.75%           0.25%            0.20%          1.20%       1.20%
Accumulator issued on or after
  September 15, 2003.....................................   0.75%           0.30%            0.20%          1.25%       1.25%
Accumulator 06, 07, 8.0, 9.0.............................   0.80%           0.30%            0.20%          1.30%       1.30%
Accumulator Elite, Plus, Select..........................   1.10%           0.25%            0.25%          1.60%       1.60%
Accumulator Select II....................................   1.10%           0.35%            0.45%          1.90%       1.90%
Accumulator Select issued on or after
  April 1, 2002..........................................   1.10%           0.25%            0.35%          1.70%       1.70%
Accumulator Plus issued on or after April 1, 2002........   0.90%           0.25%            0.25%          1.40%       1.40%
Accumulator Plus issued on or after
  September 15, 2003.....................................   0.90%           0.35%            0.25%          1.50%       1.50%
Accumulator Plus 06, 07, 8.0, 9.0........................   0.95%           0.35%            0.25%          1.55%       1.55%
Accumulator Elite issued on or after
  September 15, 2003.....................................   1.10%           0.30%            0.25%          1.65%       1.65%
Accumulator Elite II.....................................   1.10%           0.25%            0.45%          1.80%       1.80%
Accumulator Elite 06, 07, 8.0, 9.0.......................   1.10%           0.30%            0.25%          1.65%       1.65%
Stylus...................................................   0.80%           0.30%            0.05%          1.15%       1.15%

                                     FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Continued)


                                                             Asset-based                    Current     Maximum
                                           Mortality and   Administration   Distribution   Aggregate   Aggregate
                                           Expense Risks       Charge          Charge        Charge     Charge
                                          --------------- ---------------- -------------- ----------- ----------
Retirement Income for Life.............   0.75%           0.30%            0.20%          1.25%       1.25%
Retirement Income for Life (NY)........   0.80%           0.30%            0.20%          1.30%       1.30%
Accumulator Advisor (1)................   0.50%             --               --           0.50%       0.50%
Accumulator Express....................   0.70%           0.25%              --           0.95%       0.95%
Retirement Cornerstone Series CP.......   0.95%           0.35%            0.25%          1.55%       1.55%
Retirement Cornerstone Series B........   0.80%           0.30%            0.20%          1.30%       1.30%
Retirement Cornerstone Series L........   1.10%           0.30%            0.25%          1.65%       1.65%
Retirement Cornerstone Series C........   1.10%           0.25%            0.35%          1.70%       1.70%

----------
(1) The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.

Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value (unit liquidation from account value).

The table below lists the fees charged by the Separate Account assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowner's account value.



                                               When charge
               Charges                         is deducted
------------------------------------- ----------------------------
Charges for state premium and other   At time of transaction
applicable taxes
Charge for Trust expenses             Daily
Annual Administrative charge          Annually on each
                                      contract date anniversary.
Variable Immediate Annuity payout     At time of transaction
option administrative fee
Withdrawal charge                     At time of transaction
BaseBuilder benefit charge            Annually on each
                                      contract date anniversary.
Protection Plus                       Annually on each
                                      contract date anniversary.
Guaranteed minimum death benefit
options:
  Annual ratchet to age 85            Annually on each
                                      contract date anniversary.



               Charges                                    Amount deducted                          How deducted
------------------------------------- ------------------------------------------------------- ----------------------
Charges for state premium and other   Varies by state                                         Applied to an annuity
applicable taxes                                                                              payout option

Charge for Trust expenses             Varies by Portfolio                                     Unit value

Annual Administrative charge          Depending on account value, in Years 1 to 2 lesser      Unit liquidation from
                                      of $30 or 2% of account value, thereafter $30           account value

Variable Immediate Annuity payout     $350 annuity administrative fee                         Unit liquidation from
option administrative fee                                                                     account value

Withdrawal charge                     Low - 0% in contract year 10 and thereafter.            Unit liquidation from
                                                                                              account value
                                      High - 8% in contract years 1 and 2. The charge is
                                      7% in contract years 3 and 4, and declines 1%
                                      each contract year until it reaches 0% in contract
                                      year 10.

                                      *Note - Depending on the contract and/or certain
                                      elections made under the contract, the
                                      withdrawal charge may or may not apply.

BaseBuilder benefit charge            0.30%                                                   Unit liquidation from
                                                                                              account value

Protection Plus                       Low - 0.20%                                             Unit liquidation from
                                                                                              account value
                                      High - 0.35%.

Guaranteed minimum death benefit
options:

  Annual ratchet to age 85            Low - 0.20% of the Annual ratchet to age 85             Unit liquidation from
                                      benefit base                                            account value

                                      High - 0.30% of the Annual ratchet to age 85 benefit base

                                     FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Continued)


                                                  When charge
                 Charges                          is deducted
                 -------                          -----------
  Greater of 4% roll up to age 85 Or     Annually on each
  Annual ratchet to age 85               contract date anniversary

  Greater of 5% rollup to age 85 or      Annually on each
  annual ratchet to age 85               contract date anniversary.

  6% rollup to age 80 or 70
  6% rollup to age 85                    Annually on each
                                         contract date anniversary.
  Greater of 6.5%, 6% or 3% rollup to    Annually on each
  age 85 or annual ratchet to age 85     contract date anniversary.

  Greater of 5% rollup to owner's age
  80 or Annual ratchet to owner's age
  80

Guaranteed Withdrawal Benefit for Life   Annually on each
Enhanced Death Benefit                   contract date anniversary

Earnings Enhancement Benefit             Annually on each
(additional death benefit)               contract date anniversary

Guaranteed Minimum Income Benefit        Annually on each
                                         contract date anniversary.

Guaranteed Principal Benefit             Annually on first 10
                                         contract date
                                         anniversaries

Guaranteed Withdrawal Benefit            Annually on each
                                         contract date anniversary

Net Loan Interest charge for Rollover    Netted against loan
                                         repayment

Retirement Income for Life Benefit       Annually on contract date
charge                                   anniversary

Guaranteed Withdrawal Benefit for Life   Annually on each
  (GWBL)                                 contract date anniversary

Death benefit under converted GWBL       Annually on each
                                         contract anniversary date



                 Charges                                     Amount deducted                         How deducted
---------------------------------------- ------------------------------------------------------ ----------------------
  Greater of 4% roll up to age 85 Or     1.00% of the greater of 4% roll-up to age 85 or
  Annual ratchet to age 85               Annual ratchet to age 85 benefit base (max to
                                         1.15%)

  Greater of 5% rollup to age 85 or      Low - 0.50% of the greater of 5% roll-up to age        Unit liquidation from
  annual ratchet to age 85               85 or annual ratchet to age 85 benefit base            account value

                                         High - 1.00% of 5% roll-up to age 85 or Annual
                                         ratchet to age 85 benefit base

  6% rollup to age 80 or 70              0.20% of 6% roll-up to age 80 (or 70) benefit base
  6% rollup to age 85                    Low - 0.35% of the 6% roll-up to age 85 benefit        Unit liquidation from
                                         base                                                   account value

                                         High - 0.45% of the 6% roll-up to age 85 benefit
                                         base

  Greater of 6.5%, 6% or 3% rollup to    Low - 0.45% of the 6% roll-up to age 85 benefit        Unit liquidation from
  age 85 or annual ratchet to age 85     base or the Annual ratchet to age 85 benefit base,     account value
                                         as applicable

                                         High - 0.80% of the 6.5%, 6% or 3% roll-up to
                                         age 85 benefit base or the Annual ratchet to age
                                         85 benefit base, as applicable

  Greater of 5% rollup to owner's age    Low - 0.80% (max 0.95%)
  80 or Annual ratchet to owner's age
  80
                                         High - 1.00% (max 1.15%)

Guaranteed Withdrawal Benefit for Life   0.30%                                                  Unit liquidation from
Enhanced Death Benefit                                                                          account value

Earnings Enhancement Benefit             0.35%                                                  Unit liquidation from
(additional death benefit)                                                                      account value

Guaranteed Minimum Income Benefit        Low - 0.45%                                            Unit liquidation from
                                                                                                account value
                                         High - 1.00% (max to 1.30%)

Guaranteed Principal Benefit             Low - 100% Guaranteed Principal Benefit -              Unit liquidation from
                                         0.50%                                                  account value

                                         High - 125% Guaranteed Principal Benefit -
                                         0.75%

Guaranteed Withdrawal Benefit            Low - 5% Withdrawal Option is 0.30%                    Unit liquidation from

                                         High - 7% Withdrawal Option is 0.50%                   account value

Net Loan Interest charge for Rollover    2.00%                                                  Unit liquidation from
                                                                                                account value

Retirement Income for Life Benefit       Low - 0.60% for Single life                            Unit liquidation from
charge                                      0.80% for Joint life                                account value

                                         High - 0.75% for Single life
                                            0.90% for Joint life

Guaranteed Withdrawal Benefit for Life   Low - 0.60% for Single life;                           Unit liquidation from
  (GWBL)                                    0.80% for Joint life                                account value

                                         High - 0.75% for Single life;
                                            0.95% for Joint life

Death benefit under converted GWBL       The GMDB charge in effect prior to conversion will     Unit liquidation from
                                         be deducted. Note - Charge will vary depending on      account value
                                         combination GMDB elections.

                                     FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Concluded)


                                          When charge
             Charges                      is deducted
--------------------------------- ---------------------------
Converted Guaranteed withdrawal   Upon initial conversion
benefit for life charge           and annually on each
                                  contract date anniversary
                                  thereafter



             Charges                                Amount deducted                       How deducted
--------------------------------- --------------------------------------------------- --------------------
Converted Guaranteed withdrawal   Single and Joint life - charge is equal to the      Unit liquidation of
benefit for life charge           percentage of Guaranteed minimum income benefit     account value
                                  base charge deducted as the Guaranteed minimum
                                  income benefit charge on the conversion effective
                                  date. Annual ratchets may increase the charge to a
                                  percentage equal to the maximum charge for the
                                  Guaranteed minimum income benefit.

8. Accumulation Unit Values



   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AIM V.I. Global Real Estate Fund
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.22                --                --          --           0.39%
         Highest contract charge 1.70% Class B (t)      $ 10.22                --                --          --           0.49%
         All contract charges                                --                 1       $        12          --
AIM V.I. Mid Cap Core Equity Fund
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.39                --                --          --           0.87%
         Highest contract charge 1.70% Class B (t)      $ 10.38                --                --          --           0.78%
         All contract charges                                --                --       $         1          --
All Asset Allocation
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.18                --                --          --           0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.17                --                --          --           0.10%
         All contract charges                                --                --                --        0.75%
American Century VP Mid Cap Value Fund
--------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.51                --                --          --           1.55%
         Highest contract charge 1.70% Class B (t)      $ 10.50                --                --          --           1.45%
         All contract charges                                --                --       $         1        1.80%
AXA Aggressive Allocation
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.23                --                --          --           0.29%
         Highest contract charge 1.70% Class A (t)      $ 10.23                --                --          --           0.39%
         All contract charges                                --                 3       $        29          --
AXA Aggressive Allocation
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.92                --                --          --          26.71%
         Highest contract charge 1.90% Class B          $ 10.05                --                --          --          24.82%
         All contract charges                                --           264,282       $ 2,913,632        1.00%
  2008   Lowest contract charge 0.50% Class B           $  8.62                --                --          --        (39.51)%
         Highest contract charge 1.90% Class B          $  8.05                --                --          --        (40.33)%
         All contract charges                                --           249,764       $ 2,198,545        1.66%
  2007   Lowest contract charge 0.50% Class B           $ 14.25                --                --          --           5.63%
         Highest contract charge 1.90% Class B          $ 13.49                --                --          --           4.17%
         All contract charges                                             189,188       $ 2,787,372        3.04%
  2006   Lowest contract charge 0.50% Class B           $ 13.49                --                --          --          17.31%
         Highest contract charge 1.90% Class B          $ 12.95                --                --          --          15.46%
         All contract charges                                --           103,270       $ 1,472,607        3.07%            --
  2005   Lowest contract charge 0.50% Class B           $ 11.50                --                --          --           7.52%
         Highest contract charge 1.90% Class B          $ 11.22                --                --          --           6.01%
         All contract charges                                --            46,362       $   572,360        5.10%            --

                                     FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Balanced Strategy
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.09             --                 --           --       (0.30)%
         Highest contract charge 1.70% Class B (s)        $ 10.09             --                 --           --       (0.20)%
         All contract charges                                  --          8,275        $    93,171         2.87%
AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B             $ 11.40             --                 --           --         9.27%
         Highest contract charge 1.90% Class B            $ 10.48             --                 --           --         7.76%
         All contract charges                                  --        170,307        $ 1,893,018         2.38%
  2008   Lowest contract charge 0.50% Class B             $ 10.43             --                 --           --      (11.46)%
         Highest contract charge 1.90% Class B            $  9.73             --                 --           --      (12.74)%
         All contract charges                                  --        130,528        $ 1,340,728         6.68%
  2007   Lowest contract charge 0.50% Class B             $ 11.78             --                 --           --         5.27%
         Highest contract charge 1.90% Class B            $ 11.15             --                 --           --         3.82%
         All contract charges                                             43,687        $   512,686         4.38%
  2006   Lowest contract charge 0.50% Class B             $ 11.19             --                 --           --         5.84%
         Highest contract charge 1.90% Class B            $ 10.74             --                 --           --         4.35%
         All contract charges                                  --         27,021        $   304,681         4.30%          --
  2005   Lowest contract charge 0.50% Class B             $ 10.57             --                 --           --         1.93%
         Highest contract charge 1.90% Class B            $ 10.29             --                 --           --         0.50%
         All contract charges                                  --         18,040        $   194,239         4.02%          --
AXA Conservative Growth Strategy
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.06             --                 --           --       (0.40)%
         Highest contract charge 1.70% Class B (s)        $ 10.05             --                 --           --       (0.40)%
         All contract charges                                  --          4,833        $    53,791         3.54%
AXA Conservative Strategy
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $  9.98             --                 --           --       (0.70)%
         Highest contract charge 1.70% Class B (s)        $  9.98             --                 --           --       (0.70)%
         All contract charges                                  --          3,109        $    33,065         4.46%
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B             $ 11.16             --                 --           --        13.83%
         Highest contract charge 1.90% Class B            $ 10.26             --                 --           --        12.28%
         All contract charges                                  --        152,280        $ 1,682,551         1.98%
  2008   Lowest contract charge 0.50% Class B             $  9.80             --                 --           --      (19.80)%
         Highest contract charge 1.90% Class B            $  9.14             --                 --           --      (21.00)%
         All contract charges                                  --        126,714        $ 1,241,651         3.99%
  2007   Lowest contract charge 0.50% Class B             $ 12.22             --                 --           --         4.98%
         Highest contract charge 1.90% Class B            $ 11.57             --                 --           --         3.49%
         All contract charges                                             83,083        $ 1,028,164         3.70%
  2006   Lowest contract charge 0.50% Class B             $ 11.64             --                 --           --         8.22%
         Highest contract charge 1.90% Class B            $ 11.18             --                 --           --         6.70%
         All contract charges                                  --         62,323        $   744,035         3.65%          --
  2005   Lowest contract charge 0.50% Class B             $ 10.76             --                 --           --         2.73%
         Highest contract charge 1.90% Class B            $ 10.48             --                 --           --         1.29%
         All contract charges                                  --         40,493        $   451,307         4.68%          --
AXA Growth Strategy
-------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.16             --                 --           --         0.00%
         Highest contract charge 1.70% Class B (s)        $ 10.16             --                 --           --         0.00%
         All contract charges                                  --         16,690        $   196,220         1.94%

                                     FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Moderate Allocation
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.10               --                --           --          (0.20)%
         Highest contract charge 1.70% Class A (t)      $ 10.09               --                --           --          (0.20)%
         All contract charges                                --                2       $        24         1.45%
AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 55.12               --                --           --           16.43%
         Highest contract charge 1.90% Class B          $ 39.26               --                --           --           14.80%
         All contract charges                                --          509,246       $ 7,164,791         1.45%
  2008   Lowest contract charge 0.50% Class B           $ 47.34               --                --           --         (24.86)%
         Highest contract charge 1.90% Class B          $ 34.20               --                --           --         (25.91)%
         All contract charges                                --          438,140       $ 5,361,993         4.05%
  2007   Lowest contract charge 0.50% Class B           $ 63.00               --                --           --            5.74%
         Highest contract charge 1.90% Class B          $ 46.16               --                --           --            4.25%
         All contract charges                                            339,622       $ 5,580,780         3.49%
  2006   Lowest contract charge 0.50% Class B           $ 59.58               --                --           --            9.77%
         Highest contract charge 1.90% Class B          $ 44.28               --                --           --            8.23%
         All contract charges                                --          267,779       $ 4,210,726         3.03%             --
  2005   Lowest contract charge 0.50% Class B           $ 54.27               --                --           --            4.27%
         Highest contract charge 1.90% Class B          $ 40.92               --                --           --            2.81%
         All contract charges                                --          188,833       $ 2,886,531         2.93%             --
AXA Moderate Growth Strategy
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)       $ 10.13              --                --           --           (0.10)%
         Highest contract charge 1.70% Class B (s)      $ 10.12               --                --           --          (0.20)%
         All contract charges                                --           18,371       $   214,806         2.33%
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.17               --                --           --            0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.16               --                --           --            0.10%
         All contract charges                                --               33       $       334         1.36%
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 11.30               --                --           --           21.35%
         Highest contract charge 1.90% Class B          $ 10.39               --                --           --           19.61%
         All contract charges                                --          908,945       $10,483,044         1.36%
  2008   Lowest contract charge 0.50% Class B           $  9.31               --                --           --         (32.14)%
         Highest contract charge 1.90% Class B          $  8.69               --                --           --         (33.05)%
         All contract charges                                --          853,511       $ 8,197,686         2.40%
  2007   Lowest contract charge 0.50% Class B           $ 13.72               --                --           --            5.86%
         Highest contract charge 1.90% Class B          $ 12.98               --                --           --            4.34%
         All contract charges                                            689,233       $ 9,864,221         3.23%
  2006   Lowest contract charge 0.50% Class B           $ 12.96               --                --           --           13.93%
         Highest contract charge 1.90% Class B          $ 12.44               --                --           --           12.33%
         All contract charges                                --          450,637       $ 6,186,804         3.16%             --
  2005   Lowest contract charge 0.50% Class B           $ 11.37               --                --           --            6.14%
         Highest contract charge 1.90% Class B          $ 11.07               --                --           --            4.65%
         All contract charges                                --          231,245       $ 2,819,241         5.28%             --
AXA Tactical Manager 2000 I
---------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.75               --                --           --            2.67%
         Highest contract charge 1.70% Class B (t)      $ 10.74               --                --           --            2.58%
         All contract charges                                --                7       $        78         0.01%

                                     FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Tactical Manager 400 I
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.45              --                --           --           1.65%
         Highest contract charge 1.70% Class B (t)      $ 10.44              --                --           --           1.66%
         All contract charges                                --               7        $       75         0.01%
AXA Tactical Manager 500 I
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.23              --                --           --           0.00%
         Highest contract charge 1.70% Class B (t)      $ 10.23              --                --           --           0.00%
         All contract charges                                --              25        $      261         0.03%
AXA Tactical Manager International I
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.00              --                --           --         (0.20)%
         Highest contract charge 1.70% Class B (t)      $  9.99              --                --           --         (0.30)%
         All contract charges                                --               8        $       81         0.05%
BlackRock Global Allocation V.I. Fund
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.13              --                --           --         (0.49)%
         Highest contract charge 1.70% Class B (t)      $ 10.13              --                --           --         (0.39)%
         All contract charges                                --              63        $      644         1.59%
EQ/AllianceBernstein International
----------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.00              --                --           --         (0.10)%
         Highest contract charge 1.70% Class A (t)      $  9.99              --                --           --         (0.20)%
         All contract charges                                --              --                --         2.38%
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 14.05              --                --           --          26.42%
         Highest contract charge 1.90% Class B          $ 11.40              --                --           --          24.68%
         All contract charges                                --          58,111        $  703,686         2.38%
  2008   Lowest contract charge 0.50% Class B           $ 11.11              --                --           --        (50.95)%
         Highest contract charge 1.90% Class B          $  9.14              --                --           --        (51.67)%
         All contract charges                                --          62,852        $  607,988         2.73%
  2007   Lowest contract charge 0.50% Class B           $ 22.65              --                --           --          11.14%
         Highest contract charge 1.90% Class B          $ 18.91              --                --           --           9.62%
         All contract charges                                            64,446        $1,284,350         1.43%
  2006   Lowest contract charge 0.50% Class B           $ 20.38              --                --           --          22.90%
         Highest contract charge 1.90% Class B          $ 17.25              --                --           --          21.18%
         All contract charges                                --          50,659        $  919,120         1.53%            --
  2005   Lowest contract charge 0.50% Class B           $ 16.58              --                --           --          14.72%
         Highest contract charge 1.90% Class B          $ 14.24              --                --           --          13.11%
         All contract charges                                --          39,214        $  585,935         1.67%            --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.73              --                --           --           3.27%
         Highest contract charge 1.70% Class A (t)      $ 10.72              --                --           --           3.18%
         All contract charges                                --              --        $        2         0.02%
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 17.04              --                --           --          35.03%
         Highest contract charge 1.90% Class B          $ 14.24              --                --           --          33.07%
         All contract charges                                --          25,519        $  342,139         0.02%
  2008   Lowest contract charge 0.50% Class B           $ 12.62              --                --           --        (44.94)%
         Highest contract charge 1.90% Class B          $ 10.70              --                --           --        (45.71)%
         All contract charges                                --          27,869        $  280,414           --

                                     FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/AllianceBernstein Small Cap Growth (Continued)
-------------------------------------------------
  2007   Lowest contract charge 0.50% Class B           $ 22.92               --               --            --          16.11%
         Highest contract charge 1.90% Class B          $ 19.71               --               --            --          14.46%
         All contract charges                                             28,246        $ 526,859            --
  2006   Lowest contract charge 0.50% Class B           $ 19.74               --               --            --           8.46%
         Highest contract charge 1.90% Class B          $ 17.22               --               --            --           6.94%
         All contract charges                                --           29,035        $ 479,583            --             --
  2005   Lowest contract charge 0.50% Class B           $ 18.20               --               --            --          10.95%
         Highest contract charge 1.90% Class B          $ 16.10               --               --            --           9.40%
         All contract charges                                --           28,133        $ 443,581            --             --
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.57               --               --            --           1.44%
         Highest contract charge 1.70% Class A (t)      $ 10.57               --               --            --           1.54%
         All contract charges                                --               --               --          1.03%
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)       $  8.34               --               --            --          27.51%
         Highest contract charge 1.90% Class B (c)      $  7.96               --               --            --          25.69%
         All contract charges                                --           12,629        $ 101,917          1.03%
  2008   Lowest contract charge 0.50% Class B (c)       $  6.54                                                        (33.67)%
         Highest contract charge 1.90% Class B (c)      $  6.33                                                        (34.61)%
         All contract charges                                --           11,658        $  74,460          1.06%
  2007   Lowest contract charge 0.50% Class B (c)       $  9.86                                                         (9.12)%
         Highest contract charge 1.90% Class B (c)      $  9.68                                                        (10.37)%
         All contract charges                                              5,985        $  58,243          0.48%
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.85               --               --            --           8.50%
         Highest contract charge 1.90% Class B (c)      $ 10.80               --               --            --           8.03%
         All contract charges                                --            1,481        $  16,022          0.54%            --
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.36               --               --            --           0.68%
         Highest contract charge 1.70% Class A (t)      $ 10.36               --               --            --           0.68%
         All contract charges                                --               --        $       3          2.75%
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 21.64               --               --            --          29.60%
         Highest contract charge 1.90% Class B          $ 18.09               --               --            --          27.82%
         All contract charges                                --           52,534        $ 745,364          2.75%
  2008   Lowest contract charge 0.50% Class B           $ 16.70               --               --            --        (36.86)%
         Highest contract charge 1.90% Class B          $ 14.15               --               --            --        (37.77)%
         All contract charges                                --           46,485        $ 522,247          1.73%
  2007   Lowest contract charge 0.50% Class B           $ 26.45               --               --            --           0.69%
         Highest contract charge 1.90% Class B          $ 22.74               --               --            --         (0.74)%
         All contract charges                                             45,201        $ 829,334          1.08%
  2006   Lowest contract charge 0.50% Class B           $ 26.27               --               --            --          20.31%
         Highest contract charge 1.90% Class B          $ 22.91               --               --            --          18.62%
         All contract charges                                --           44,747        $ 846,668          2.90%            --
  2005   Lowest contract charge 0.50% Class B           $ 21.84               --               --            --           2.44%
         Highest contract charge 1.90% Class B          $ 19.32               --               --            --           1.00%
         All contract charges                                --           43,949        $ 723,084          1.38%            --

                                     FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/BlackRock International Value
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  9.92                --                --           --         (0.40)%
         Highest contract charge 1.70% Class A (t)     $  9.92                --                --           --         (0.30)%
         All contract charges                               --                 1        $        8         2.07%
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 20.05                --                --           --          29.61%
         Highest contract charge 1.90% Class B         $ 16.76                --                --           --          27.81%
         All contract charges                               --            47,668        $  743,266         2.07%
  2008   Lowest contract charge 0.50% Class B          $ 15.47                --                --           --        (43.29)%
         Highest contract charge 1.90% Class B         $ 13.11                --                --           --        (44.09)%
         All contract charges                               --            48,585        $  592,816         2.19%
  2007   Lowest contract charge 0.50% Class B          $ 27.28                --                --           --           9.65%
         Highest contract charge 1.90% Class B         $ 23.45                --                --           --           8.06%
         All contract charges                                             52,311        $1,144,877         1.85%
  2006   Lowest contract charge 0.50% Class B          $ 24.88                --                --           --          25.06%
         Highest contract charge 1.90% Class B         $ 21.70                --                --           --          23.30%
         All contract charges                               --            51,776        $1,057,795         3.58%            --
  2005   Lowest contract charge 0.50% Class B          $ 19.90                --                --           --          10.28%
         Highest contract charge 1.90% Class B         $ 17.60                --                --           --           8.74%
         All contract charges                               --            44,488        $  754,971         1.84%           --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.15                --                --           --         (0.39)%
         Highest contract charge 1.70% Class A (t)     $ 10.14                --                --           --         (0.39)%
         All contract charges                               --                --                --         2.55%
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  5.60                --                --           --          10.97%
         Highest contract charge 1.90% Class B         $  4.79                --                --           --           9.34%
         All contract charges                               --            43,320        $  182,082         2.55%
  2008   Lowest contract charge 0.50% Class B          $  5.05                --                --           --        (32.67)%
         Highest contract charge 1.90% Class B         $  4.38                --                --           --        (33.54)%
         All contract charges                               --            39,344        $  157,390         2.44%
  2007   Lowest contract charge 0.50% Class B          $  7.50                --                --           --           3.31%
         Highest contract charge 1.90% Class B         $  6.59                --                --           --           1.70%
         All contract charges                                             31,430        $  202,051         1.82%
  2006   Lowest contract charge 0.50% Class B          $  7.26                --                --           --          15.39%
         Highest contract charge 1.90% Class B         $  6.48                --                --           --          13.77%
         All contract charges                               --            30,079        $  198,213         2.39%            --
  2005   Lowest contract charge 0.50% Class B          $  6.30                --                --           --          5.62%
         Highest contract charge 1.90% Class B         $  5.69                --                --           --          4.14%
         All contract charges                               --            22,950        $  135,055         2.19%           --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  7.63                --                --           --         30.12%
         Highest contract charge 1.90% Class B         $  6.58                --                --           --         28.35%
         All contract charges                               --             5,534        $   45,654         0.24%
  2008   Lowest contract charge 0.50% Class B          $  5.86                --                --           --        (45.44)%
         Highest contract charge 1.90% Class B         $  5.13                --                --           --        (46.23)%
         All contract charges                               --             5,674        $   36,090         0.30%
  2007   Lowest contract charge 0.50% Class B          $ 10.74                --                --           --         11.53%
         Highest contract charge 1.90% Class B         $  9.54                --                --           --          9.91%
         All contract charges                                              5,341        $   62,358         0.23%

                                     FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Calvert Socially Responsible (Continued)
-------------------------------------------
  2006   Lowest contract charge 0.50% Class B          $  9.63                --                --           --          4.70%
         Highest contract charge 1.90% Class B         $  8.68                --                --           --          3.24%
         All contract charges                               --             5,169        $   54,129           --            --
  2005   Lowest contract charge 0.50% Class B          $  9.20                --                --           --          8.20%
         Highest contract charge 1.90% Class B         $  8.40                --                --           --          6.68%
         All contract charges                               --             4,883        $   47,467           --            --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.41                --                --           --          1.66%
         Highest contract charge 1.70% Class A (t)     $ 10.41                --                --           --          1.76%
         All contract charges                               --                --                --         0.33%
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 11.77                --                --           --         32.72%
         Highest contract charge 1.90% Class B         $  9.84                --                --           --         30.99%
         All contract charges                               --            33,199        $  327,423         0.33%
  2008   Lowest contract charge 0.50% Class B          $  8.87                --                --           --       (40.67)%
         Highest contract charge 1.90% Class B         $  7.51                --                --           --       (41.56)%
         All contract charges                               --            35,102        $  263,886         0.18%
  2007   Lowest contract charge 0.50% Class B          $ 14.95                --                --           --          4.91%
         Highest contract charge 1.90% Class B         $ 12.85                --                --           --          3.46%
         All contract charges                                             34,213        $  439,864           --
  2006   Lowest contract charge 0.50% Class B          $ 14.25                --                --           --          6.87%
         Highest contract charge 1.90% Class B         $ 12.42                --                --           --          5.37%
         All contract charges                               --            30,418        $  380,312         0.18%           --
  2005   Lowest contract charge 0.50% Class B          $ 13.33                --                --           --          4.58%
         Highest contract charge 1.90% Class B         $ 11.79                --                --           --          3.12%
         All contract charges                               --            23,591        $  283,809         0.21%           --
EQ/Capital Guardian Research
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.42                --                --           --          1.56%
         Highest contract charge 1.70% Class A (t)     $ 10.41                --                --           --          1.56%
         All contract charges                               --                --                --         1.14%
EQ/Capital Guardian Research (d)
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 11.09                --                --           --         30.79%
         Highest contract charge 1.90% Class B         $  9.53                --                --           --         29.02%
         All contract charges                               --            86,472        $  882,191         1.14%
  2008   Lowest contract charge 0.50% Class B          $  8.48                --                --           --       (39.94)%
         Highest contract charge 1.90% Class B         $  7.39                --                --           --       (40.83)%
         All contract charges                               --            96,287        $  757,787         0.91%
  2007   Lowest contract charge 0.50% Class B          $ 14.12                --                --           --          1.15%
         Highest contract charge 1.90% Class B         $ 12.49                --                --           --        (0.32)%
         All contract charges                                            113,240        $1,497,202         1.28%
  2006   Lowest contract charge 0.50% Class B          $ 13.96                --                --           --         11.50%
         Highest contract charge 1.90% Class B         $ 12.53                --                --           --          9.93%
         All contract charges                               --            56,224        $  739,096         0.56%           --
  2005   Lowest contract charge 0.50% Class B          $ 12.52                --                --           --          5.53%
         Highest contract charge 1.90% Class B         $ 11.40                --                --           --          4.05%
         All contract charges                               --            59,370        $  704,554         0.56%           --

                                     FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Common Stock Index
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  10.32               --                --           --           0.39%
         Highest contract charge 1.70% Class A (t)     $  10.32               --                --           --           0.39%
         All contract charges                                --               --                --         1.80%
EQ/Common Stock Index (q)
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 256.03               --                --           --          27.69%
         Highest contract charge 1.90% Class B         $ 158.35               --                --           --          25.90%
         All contract charges                                --           41,528        $  776,118         1.80%
  2008   Lowest contract charge 0.50% Class B          $ 200.52               --                --           --        (44.08)%
         Highest contract charge 1.90% Class B         $ 125.78               --                --           --        (44.87)%
         All contract charges                                --           40,142        $  617,520         1.63%
  2007   Lowest contract charge 0.50% Class B          $ 358.57               --                --           --           2.96%
         Highest contract charge 1.90% Class B         $ 228.16               --                --           --           1.51%
         All contract charges                                             41,874        $1,221,553         0.97%
  2006   Lowest contract charge 0.50% Class B          $ 348.26               --                --           --          10.14%
         Highest contract charge 1.90% Class B         $ 224.77               --                --           --           8.59%
         All contract charges                                --           44,440        $1,355,393         1.20%            --
  2005   Lowest contract charge 0.50% Class B          $ 316.20               --                --           --           3.78%
         Highest contract charge 1.90% Class B         $ 206.99               --                --           --           2.33%
         All contract charges                                --           36,983        $1,277,968         0.84%            --
EQ/Core Bond Index (o)
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  14.70               --                --           --           2.17%
         Highest contract charge 1.90% Class B         $  12.40               --                --           --           0.76%
         All contract charges                                --           89,630        $1,013,962         2.61%
  2008   Lowest contract charge 0.50% Class B          $  14.39               --                --           --         (9.38)%
         Highest contract charge 1.90% Class B         $  12.31               --                --           --        (10.67)%
         All contract charges                                --           80,413        $  913,345         4.06%
  2007   Lowest contract charge 0.50% Class B          $  15.88               --                --           --           2.58%
         Highest contract charge 1.90% Class B         $  13.78               --                --           --           1.10%
         All contract charges                                             99,922        $1,271,392         4.32%
  2006   Lowest contract charge 0.50% Class B          $  15.48               --                --           --           3.54%
         Highest contract charge 1.90% Class B         $  13.63               --                --           --           2.09%
         All contract charges                                --           99,116        $1,260,924         4.37%            --
  2005   Lowest contract charge 0.50% Class B          $  14.95               --                --           --           1.71%
         Highest contract charge 1.90% Class B         $  13.35               --                --           --           0.28%
         All contract charges                                --           93,448        $1,190,350         3.56%            --
EQ/Davis New York Venture
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  10.28               --                --           --           1.48%
         Highest contract charge 1.70% Class A (t)     $  10.27               --                --           --           1.48%
         All contract charges                                --               --        $        7         1.73%
EQ/Davis New York Venture
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $   8.96               --                --           --         32.03%
         Highest contract charge 1.90% Class B (c)     $   8.55               --                --           --         30.18%
         All contract charges                                --           39,080        $  338,925         1.73%
  2008   Lowest contract charge 0.50% Class B (c)      $   6.79               --                --           --       (39.54)%
         Highest contract charge 1.90% Class B (c)     $   6.57               --                --           --       (40.38)%
         All contract charges                                --           36,597        $  242,910         0.62%
  2007   Lowest contract charge 0.50% Class B (c)      $  11.23               --                --           --          3.22%
         Highest contract charge 1.90% Class B (c)     $  11.02               --                --           --          1.75%
         All contract charges                                             24,733        $  273,949         0.62%

                                     FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Davis New York Venture (Continued)
-------------------------------------
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.88               --                --         --             8.76%
         Highest contract charge 1.90% Class B (c)      $ 10.83               --                --         --             8.29%
         All contract charges                                --            5,631       $    61,054       0.75%              --
EQ/Equity 500 Index
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.26               --                --         --             0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.26               --                --         --             0.10%
         All contract charges                                --                3       $        34       1.96%
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 27.29               --                --         --            25.25%
         Highest contract charge 1.90% Class B          $ 21.81               --                --         --            23.48%
         All contract charges                                --           75,725       $ 1,151,603       1.96%
  2008   Lowest contract charge 0.50% Class B           $ 21.79               --                --         --          (37.64)%
         Highest contract charge 1.90% Class B          $ 17.66               --                --         --          (38.51)%
         All contract charges                                --           71,841       $   912,729       1.72%
  2007   Lowest contract charge 0.50% Class B           $ 34.94               --                --         --             4.42%
         Highest contract charge 1.90% Class B          $ 28.72               --                --         --             2.94%
         All contract charges                                             74,013       $ 1,576,822       1.31%
  2006   Lowest contract charge 0.50% Class B           $ 33.46               --                --         --            14.52%
         Highest contract charge 1.90% Class B          $ 27.90               --                --         --            12.91%
         All contract charges                                --           76,302       $ 1,640,567       1.54%              --
  2005   Lowest contract charge 0.50% Class B           $ 29.22               --                --         --             3.88%
         Highest contract charge 1.90% Class B          $ 24.71               --                --         --             2.42%
         All contract charges                                --           76,052       $ 1,537,157       1.35%              --
EQ/Equity Growth PLUS
---------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 14.75               --                --         --            27.15%
         Highest contract charge 1.90% Class B          $ 13.11               --                --         --            25.42%
         All contract charges                                --          108,738       $ 1,316,635       0.85%
  2008   Lowest contract charge 0.50% Class B           $ 11.60               --                --         --          (40.57)%
         Highest contract charge 1.90% Class B          $ 10.45               --                --         --          (41.46)%
         All contract charges                                --          118,651       $ 1,143,520       0.95%
  2007   Lowest contract charge 0.50% Class B           $ 19.52               --                --         --            13.49%
         Highest contract charge 1.90% Class B          $ 17.85               --                --         --            11.91%
         All contract charges                                            115,724       $ 1,909,092       0.18%
  2006   Lowest contract charge 0.50% Class B           $ 17.20               --                --         --             8.78%
         Highest contract charge 1.90% Class B          $ 15.95               --                --         --             7.25%
         All contract charges                                --          110,995       $ 1,644,626       0.73%              --
  2005   Lowest contract charge 0.50% Class B           $ 15.82               --                --         --            10.15%
         Highest contract charge 1.90% Class B          $ 14.88               --                --         --             8.61%
         All contract charges                                --           91,026       $ 1,281,504         --               --
EQ/Evergreen Omega
------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.64               --                --         --            39.68%
         Highest contract charge 1.90% Class B          $  9.11               --                --         --            37.57%
         All contract charges                                --           25,747       $   295,437       0.19%
  2008   Lowest contract charge 0.50% Class B           $  7.62               --                --         --          (27.98)%
         Highest contract charge 1.90% Class B          $  6.62               --                --         --          (28.97)%
         All contract charges                                --           15,753       $   128,962       0.60%
  2007   Lowest contract charge 0.50% Class B           $ 10.58               --                --         --            10.79%
         Highest contract charge 1.90% Class B          $  9.32               --                --         --             9.26%
         All contract charges                                             15,374       $   176,492       0.00%

                                     FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Evergreen Omega (Continued)
-------------------------------
  2006   Lowest contract charge 0.50% Class B          $  9.55                --                --           --          5.34%
         Highest contract charge 1.90% Class B         $  8.53                --                --           --          3.86%
         All contract charges                               --            13,748        $  141,667         2.13%           --
  2005   Lowest contract charge 0.50% Class B          $  9.07                --                --           --          3.44%
         Highest contract charge 1.90% Class B         $  8.21                --                --           --          1.99%
         All contract charges                               --            15,270        $  147,725         0.04%           --
EQ/Franklin Core Balanced
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.29                --                --           --          0.29%
         Highest contract charge 1.70% Class A (t)     $ 10.28                --                --           --          0.19%
         All contract charges                               --                --                --         5.95%
EQ/Franklin Core Balanced
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  9.36                --                --           --         29.97%
         Highest contract charge 1.90% Class B (c)     $  8.93                --                --           --         28.10%
         All contract charges                               --            65,970        $  596,850         5.95%
  2008   Lowest contract charge 0.50% Class B (c)      $  7.20                --                --           --       (32.20)%
         Highest contract charge 1.90% Class B (c)     $  6.97                --                --           --       (33.11)%
         All contract charges                               --            60,463        $  425,663         6.36%
  2007   Lowest contract charge 0.50% Class B (c)      $ 10.62                --                --           --          1.53%
         Highest contract charge 1.90% Class B (c)     $ 10.42                --                --           --          0.10%
         All contract charges                                             57,439        $  601,803         4.16%
  2006   Lowest contract charge 0.50% Class B (c)      $ 10.46                --                --           --          4.56%
         Highest contract charge 1.90% Class B (c)     $ 10.41                --                --           --          4.11%
         All contract charges                               --            12,757        $  132,983         2.34%           --
EQ/Franklin Templeton Allocation (h)
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.23                --                --           --          0.29%
         Highest contract charge 1.70% Class A (t)     $ 10.23                --                --           --          0.29%
         All contract charges                               --                --        $        2         2.46%
EQ/Franklin Templeton Allocation (h)
------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (h)      $  7.68                --                --           --         27.78%
         Highest contract charge 1.90% Class B (h)     $  7.40                --                --           --         26.04%
         All contract charges                               --           179,402        $1,341,290         2.46%
  2008   Lowest contract charge 0.50% Class B (h)      $  6.01                --                --           --       (37.20)%
         Highest contract charge 1.90% Class B (h)     $  5.87                --                --           --       (38.08)%
         All contract charges                               --           168,583        $  996,068         5.08%
  2007   Lowest contract charge 0.50% Class B (h)      $  9.57                --                --           --        (4.30)%
         Highest contract charge 1.90% Class B (h)     $  9.48                --                --           --        (5.20)%
         All contract charges                                             83,451        $  793,251         2.63%
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.18                --                --           --          0.69%
         Highest contract charge 1.70% Class A (t)     $ 10.18                --                --           --          0.69%
         All contract charges                               --                --                --         0.00%
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 12.08                --                --           --         16.01%
         Highest contract charge 1.90% Class B (a)     $ 11.30                --                --           --         14.41%
         All contract charges                               --            11,998        $  137,992         0.00%
  2008   Lowest contract charge 0.50% Class B (a)      $ 10.41                --                --           --       (14.25)%
         Highest contract charge 1.90% Class B (a)     $  9.88                --                --           --       (15.48)%
         All contract charges                               --            11,081        $  111,017         0.50%

                                     FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/GAMCO Mergers and Acquisitions (Continued)
--------------------------------------------
  2007   Lowest contract charge 0.50% Class B (a)       $ 12.14               --               --            --           2.97%
         Highest contract charge 1.90% Class B (a)      $ 11.69               --               --            --           1.48%
         All contract charges                                             11,173        $ 131,859          0.78%
  2006   Lowest contract charge 0.50% Class B (a)       $ 11.79               --               --            --          11.65%
         Highest contract charge 1.90% Class B (a)      $ 11.52               --               --            --          10.08%
         All contract charges                                --            7,462        $  86,530          6.34%            --
  2005   Lowest contract charge 0.50% Class B (a)       $ 10.56               --               --            --           5.64%
         Highest contract charge 1.90% Class B (a)      $ 10.46               --               --            --           4.65%
         All contract charges                                --            2,307        $  24,225          5.28%            --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.59               --               --            --           1.53%
         Highest contract charge 1.70% Class A (t)      $ 10.58               --               --            --           1.44%
         All contract charges                                --                2        $      23          0.44%
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 34.01               --               --            --          40.72%
         Highest contract charge 1.90% Class B          $ 25.11               --               --            --          38.78%
         All contract charges                                --           21,145        $ 619,879          0.44%
  2008   Lowest contract charge 0.50% Class B           $ 24.17               --               --            --        (30.98)%
         Highest contract charge 1.90% Class B          $ 18.09               --               --            --        (31.99)%
         All contract charges                                --           18,794        $ 392,717          0.61%
  2007   Lowest contract charge 0.50% Class B           $ 35.02               --               --            --           8.72%
         Highest contract charge 1.90% Class B          $ 26.60               --               --            --           7.21%
         All contract charges                                             15,674        $ 470,454          0.52%
  2006   Lowest contract charge 0.50% Class B           $ 32.21               --               --            --          18.24%
         Highest contract charge 1.90% Class B          $ 24.81               --               --            --          16.58%
         All contract charges                                --            8,969        $ 243,842          1.60%            --
  2005   Lowest contract charge 0.50% Class B           $ 27.24               --               --            --           3.80%
         Highest contract charge 1.90% Class B          $ 21.28               --               --            --           2.34%
         All contract charges                                --            5,611        $ 129,461          1.01%            --
EQ/Global Bond PLUS
-------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $  9.85               --               --            --        ( 1.70)%
         Highest contract charge 1.70% Class A (t)      $  9.85               --               --            --        ( 1.70)%
         All contract charges                                --                2        $      15          0.80%
EQ/Global Bond PLUS
-------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (b)       $ 11.75               --               --            --           1.49%
         Highest contract charge 1.90% Class B (b)      $ 11.07               --               --            --           0.07%
         All contract charges                                --           36,747        $ 414,061          0.80%
  2008   Lowest contract charge 0.50% Class B (b)       $ 11.58               --               --            --           5.95%
         Highest contract charge 1.90% Class B (b)      $ 11.06               --               --            --           4.44%
         All contract charges                                --           36,828        $ 413,319         19.53%
  2007   Lowest contract charge 0.50% Class B (b)       $ 10.93               --               --            --           8.76%
         Highest contract charge 1.90% Class B (b)      $ 10.59               --               --            --           7.19%
         All contract charges                                             18,195        $ 194,602          3.41%
  2006   Lowest contract charge 0.50% Class B (b)       $ 10.05               --               --            --           2.90%
         Highest contract charge 1.90% Class B (b)      $  9.88               --               --            --           1.46%
         All contract charges                                --            8,137        $  80,817          0.43%            --
  2005   Lowest contract charge 0.50% Class B (b)       $  9.77               --               --            --         (2.31)%
         Highest contract charge 1.90% Class B (b)      $  9.74               --               --            --         (2.63)%
         All contract charges                                --              659        $   6,422            --             --

                                     FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.16               --                --           --        (0.10)%
         Highest contract charge 1.70% Class A (t)      $ 10.16               --                --           --          0.00%
         All contract charges                                --                2        $       29         1.33%
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 18.29               --                --           --         49.30%
         Highest contract charge 1.90% Class B          $ 15.35               --                --           --         47.16%
         All contract charges                                --           58,787        $1,130,770         1.33%
  2008   Lowest contract charge 0.50% Class B           $ 12.25               --                --           --       (57.55)%
         Highest contract charge 1.90% Class B          $ 10.43               --                --           --       (58.15)%
         All contract charges                                --           53,574        $  696,118         0.15%
  2007   Lowest contract charge 0.50% Class B           $ 28.86               --                --           --         41.26%
         Highest contract charge 1.90% Class B          $ 24.92               --                --           --         39.30%
         All contract charges                                             53,185        $1,627,247         0.00%
  2006   Lowest contract charge 0.50% Class B           $ 20.43               --                --           --         36.37%
         Highest contract charge 1.90% Class B          $ 17.89               --                --           --         34.46%
         All contract charges                                --           47,631        $1,034,450         0.45%           --
  2005   Lowest contract charge 0.50% Class B           $ 14.98               --                --           --         32.12%
         Highest contract charge 1.90% Class B          $ 13.30               --                --           --         30.27%
         All contract charges                                --           38,941        $  606,208         0.63%           --
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 23.11               --                --           --        (2.76)%
         Highest contract charge 1.90% Class B          $ 17.72               --                --           --        (4.11)%
         All contract charges                                --           26,434        $  369,725         1.00%
  2008   Lowest contract charge 0.50% Class B           $ 23.77               --                --           --          3.08%
         Highest contract charge 1.90% Class B          $ 18.48               --                --           --          1.59%
         All contract charges                                --           26,853        $  401,655         3.71%
  2007   Lowest contract charge 0.50% Class B           $ 23.06               --                --           --          6.32%
         Highest contract charge 1.90% Class B          $ 18.19               --                --           --          4.84%
         All contract charges                                             18,561        $  296,887         4.29%
  2006   Lowest contract charge 0.50% Class B           $ 21.69               --                --           --          2.61%
         Highest contract charge 1.90% Class B          $ 17.35               --                --           --          1.17%
         All contract charges                                --           18,923        $  295,751         3.88%           --
  2005   Lowest contract charge 0.50% Class B           $ 21.14               --                --           --          0.73%
         Highest contract charge 1.90% Class B          $ 17.15               --                --           --        (0.68)%
         All contract charges                                --           20,170        $  320,909         3.41%           --
EQ/International Core PLUS
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.07               --                --           --          0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.07               --                --           --          0.10%
         All contract charges                                --               --                 -         3.14%
EQ/International Core PLUS
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.14               --                --           --         34.62%
         Highest contract charge 1.90% Class B          $ 11.29               --                --           --         32.72%
         All contract charges                                --           59,216        $  769,256         3.14%
  2008   Lowest contract charge 0.50% Class B           $  9.76               --                --           --       (45.11)%
         Highest contract charge 1.90% Class B          $  8.51               --                --           --       (45.90)%
         All contract charges                                --           57,050        $  554,312         1.49%
  2007   Lowest contract charge 0.50% Class B           $ 17.78               --                --           --         14.64%
         Highest contract charge 1.90% Class B          $ 15.73               --                --           --         13.08%
         All contract charges                                             57,566        $1,024,304         0.39%

                                     FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/International Core PLUS (Continued)
--------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 15.51               --               --            --          18.65%
         Highest contract charge 1.90% Class B          $ 13.91               --               --            --          16.99%
         All contract charges                                --           62,676        $ 973,881          1.38%            --
  2005   Lowest contract charge 0.50% Class B           $ 13.07               --               --            --          16.51%
         Highest contract charge 1.90% Class B          $ 11.89               --               --            --          14.91%
         All contract charges                                --           56,000        $ 728,289          1.54%            --
EQ/International Growth
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.18               --               --            --           0.30%
         Highest contract charge 1.70% Class A (t)      $ 10.18               --               --            --           0.39%
         All contract charges                                --               --        $       3          1.27%
EQ/International Growth
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)       $ 13.56               --               --            --          36.59%
         Highest contract charge 1.90% Class B (a)      $ 12.70               --               --            --          34.63%
         All contract charges                                --           25,119        $ 272,003          1.27%
  2008   Lowest contract charge 0.50% Class B (a)       $  9.93               --               --            --        (40.61)%
         Highest contract charge 1.90% Class B (a)      $  9.43               --               --            --        (41.43)%
         All contract charges                                --           20,631        $ 168,007          0.99%
  2007   Lowest contract charge 0.50% Class B (a)       $ 16.72               --               --            --          15.63%
         Highest contract charge 1.90% Class B (a)      $ 16.10               --               --            --          14.02%
         All contract charges                                             16,401        $ 237,725          0.72%
  2006   Lowest contract charge 0.50% Class B (a)       $ 14.46               --               --            --          25.01%
         Highest contract charge 1.90% Class B (a)      $ 14.12               --               --            --          23.26%
         All contract charges                                --            6,096        $  83,819          1.21%            --
  2005   Lowest contract charge 0.50% Class B (a)       $ 11.56               --               --            --          15.64%
         Highest contract charge 1.90% Class B (a)      $ 11.46               --               --            --          14.56%
         All contract charges                                --            1,394        $  16,015          2.07%            --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.26               --               --            --           0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.26               --               --            --           0.10%
         All contract charges                                --               --               --          1.48%
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.54               --               --            --          31.69%
         Highest contract charge 1.90% Class B          $ 11.31               --               --            --          29.73%
         All contract charges                                --           22,028        $ 258,292          1.48%
  2008   Lowest contract charge 0.50% Class B           $ 10.28               --               --            --        (40.09)%
         Highest contract charge 1.90% Class B          $  8.72               --               --            --        (40.88)%
         All contract charges                                --           23,322        $ 210,531          1.78%
  2007   Lowest contract charge 0.50% Class B           $ 17.16               --               --            --         (1.72)%
         Highest contract charge 1.90% Class B          $ 14.75               --               --            --         (3.09)%
         All contract charges                                             27,538        $ 419,788          1.32%
  2006   Lowest contract charge 0.50% Class B           $ 17.46               --               --            --          19.78%
         Highest contract charge 1.90% Class B          $ 15.22               --               --            --          18.10%
         All contract charges                                --           31,332        $ 492,862          4.27%            --
  2005   Lowest contract charge 0.50% Class B           $ 14.58               --               --            --           3.41%
         Highest contract charge 1.90% Class B          $ 12.89               --               --            --           1.95%
         All contract charges                                --           35,102        $ 468,128          1.50%            --

                                     FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Large Cap Core PLUS
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  9.18                --               --            --          25.95%
         Highest contract charge 1.90% Class B         $  7.86                --               --            --          24.11%
         All contract charges                               --            17,342        $ 153,764          4.38%
  2008   Lowest contract charge 0.50% Class B          $  7.29                --               --            --        (37.75)%
         Highest contract charge 1.90% Class B         $  6.33                --               --            --        (38.60)%
         All contract charges                               --            18,391        $ 129,337          0.34%
  2007   Lowest contract charge 0.50% Class B          $ 11.71                --               --            --           3.35%
         Highest contract charge 1.90% Class B         $ 10.31                --               --            --           1.88%
         All contract charges                                             21,585        $ 243,826          1.14%
  2006   Lowest contract charge 0.50% Class B          $ 11.33                --               --            --          12.38%
         Highest contract charge 1.90% Class B         $ 10.12                --               --            --          10.80%
         All contract charges                               --            26,152        $ 286,441          0.84%            --
  2005   Lowest contract charge 0.50% Class B          $ 10.08                --               --            --           6.66%
         Highest contract charge 1.90% Class B         $  9.13                --               --            --           5.16%
         All contract charges                               --            30,163        $ 294,159          0.49%            --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.39                --               --            --           0.97%
         Highest contract charge 1.70% Class A (t)     $ 10.38                --               --            --           0.97%
         All contract charges                               --                --               --          2.14%
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  7.28                --               --            --          35.53%
         Highest contract charge 1.90% Class B         $  6.26                --               --            --          33.67%
         All contract charges                               --            39,652        $ 317,224          2.14%
  2008   Lowest contract charge 0.50% Class B          $  5.37                --               --            --        (36.60)%
         Highest contract charge 1.90% Class B         $  4.68                --               --            --        (37.52)%
         All contract charges                               --            41,922        $ 248,887          0.14%
  2007   Lowest contract charge 0.50% Class B          $  8.47                --               --            --          13.39%
         Highest contract charge 1.90% Class B         $  7.49                --               --            --          11.79%
         All contract charges                                             45,255        $ 411,124            --
  2006   Lowest contract charge 0.50% Class B          $  7.47                --               --            --         (1.04)%
         Highest contract charge 1.90% Class B         $  6.70                --               --            --         (2.43)%
         All contract charges                               --            49,049        $ 384,363            --             --
  2005   Lowest contract charge 0.50% Class B          $  7.55                --               --            --          14.36%
         Highest contract charge 1.90% Class B         $  6.86                --               --            --          12.75%
         All contract charges                               --            53,599        $ 409,334            --             --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.28                --               --            --           0.69%
         Highest contract charge 1.70% Class A (t)     $ 10.27                --               --            --           0.59%
         All contract charges                               --                --               --          1.31%
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 15.55                --               --            --          34.19%
         Highest contract charge 1.90% Class B         $ 13.00                --               --            --          32.35%
         All contract charges                               --            19,454        $ 252,641          1.31%
  2008   Lowest contract charge 0.50% Class B          $ 11.59                --               --            --        (38.55)%
         Highest contract charge 1.90% Class B         $  9.82                --               --            --        (39.42)%
         All contract charges                               --            19,719        $ 193,193          0.11%
  2007   Lowest contract charge 0.50% Class B          $ 18.86                --               --            --          15.07%
         Highest contract charge 1.90% Class B         $ 16.21                --               --            --          13.36%
         All contract charges                                             22,503        $ 363,276          0.41%

                                     FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Large Cap Growth PLUS (Continued)
------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 16.39               --                 --         --            7.24%
         Highest contract charge 1.90% Class B          $ 14.30               --                 --         --            5.74%
         All contract charges                                --           18,659        $   269,728         --              --
  2005   Lowest contract charge 0.50% Class B           $ 15.29               --                 --         --            8.48%
         Highest contract charge 1.90% Class B          $ 13.52               --                 --         --            6.96%
         All contract charges                                --           19,808        $   272,973         --              --
EQ/Large Cap Value Index
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.24               --                 --         --          (0.10)%
         Highest contract charge 1.70% Class A (t)      $ 10.24               --                 --         --            0.00%
         All contract charges                                --               --                 --       9.15%
EQ/Large Cap Value Index
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (b)       $  5.42               --                 --         --           18.55%
         Highest contract charge 1.90% Class B (b)      $  5.10               --                 --         --           17.01%
         All contract charges                                --           19,764        $   102,573       9.15%
  2008   Lowest contract charge 0.50% Class B (b)       $  4.57               --                 --         --         (56.93)%
         Highest contract charge 1.90% Class B (b)      $  4.36               --                 --         --         (57.59)%
         All contract charges                                --           16,998        $    75,141       1.37%
  2007   Lowest contract charge 0.50% Class B (b)       $ 10.61                                                         (6.35)%
         Highest contract charge 1.90% Class B (b)      $ 10.28                                                         (7.72)%
         All contract charges                                             17,409        $   180,500       0.00%
  2006   Lowest contract charge 0.50% Class B (b)       $ 11.33               --                 --         --            6.30%
         Highest contract charge 1.90% Class B (b)      $ 11.14               --                 --         --            4.81%
         All contract charges                                --           15,831        $   177,206       0.05%             --
  2005   Lowest contract charge 0.50% Class B (b)       $ 10.66               --                 --         --            6.62%
         Highest contract charge 1.90% Class B (b)      $ 10.63               --                 --         --            6.26%
         All contract charges                                --            2,464        $    26,219       0.13%             --
EQ/Large Cap Value PLUS
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.24               --                 --         --            0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.23               --                 --         --          (0.10)%
         All contract charges                                --               --                  -       2.14%
EQ/Large Cap Value PLUS (g)
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 12.44               --                 --         --           19.87%
         Highest contract charge 1.90% Class B          $ 10.50               --                 --         --           18.20%
         All contract charges                                --          114,911        $ 1,181,003       2.14%
  2008   Lowest contract charge 0.50% Class B           $ 10.38               --                 --         --         (43.62)%
         Highest contract charge 1.90% Class B          $  8.88               --                 --         --         (44.43)%
         All contract charges                                --          128,632        $ 1,114,977       2.84%
  2007   Lowest contract charge 0.50% Class B           $ 18.41               --                 --         --          (5.05)%
         Highest contract charge 1.90% Class B          $ 15.98               --                 --         --          (6.39)%
         All contract charges                                            150,945        $ 2,349,958       1.61%
  2006   Lowest contract charge 0.50% Class B           $ 19.39               --                 --         --           20.78%
         Highest contract charge 1.90% Class B          $ 17.07               --                 --         --           19.09%
         All contract charges                                --          110,933        $ 1,850,638       1.64%             --
  2005   Lowest contract charge 0.50% Class B           $ 16.05               --                 --         --            4.91%
         Highest contract charge 1.90% Class B          $ 14.33               --                 --         --            3.44%
         All contract charges                                --          101,618        $ 1,439,640       1.18%             --

                                     FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $  9.49               --                --           --           17.49%
         Highest contract charge 1.90% Class B (a)     $  8.89               --                --           --           15.84%
         All contract charges                               --           12,954        $  117,413         0.74%
  2008   Lowest contract charge 0.50% Class B (a)      $  8.08               --                --           --         (36.88)%
         Highest contract charge 1.90% Class B (a)     $  7.67               --                --           --         (37.74)%
         All contract charges                               --           12,007        $   93,540         1.55%
  2007   Lowest contract charge 0.50% Class B (a)      $ 12.80               --                --           --            2.98%
         Highest contract charge 1.90% Class B (a)     $ 12.32               --                --           --            1.48%
         All contract charges                                            11,815        $  147,275         1.13%
  2006   Lowest contract charge 0.50% Class B (a)      $ 12.43               --                --           --           16.63%
         Highest contract charge 1.90% Class B (a)     $ 12.14               --                --           --           14.99%
         All contract charges                               --           11,071        $  135,386         1.21%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.66               --                --           --            6.59%
         Highest contract charge 1.90% Class B (a)     $ 10.56               --                --           --            5.59%
         All contract charges                               --            3,072        $   32,532         1.42%             --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 11.25               --                --           --           24.86%
         Highest contract charge 1.90% Class B (a)     $ 10.53               --                --           --           23.16%
         All contract charges                               --           14,412        $  154,971         0.68%
  2008   Lowest contract charge 0.50% Class B (a)      $  9.01               --                --           --         (31.27)%
         Highest contract charge 1.90% Class B (a)     $  8.55               --                --           --         (32.30)%
         All contract charges                               --            9,794        $   85,138         1.16%
  2007   Lowest contract charge 0.50% Class B (a)      $ 13.11               --                --           --           10.08%
         Highest contract charge 1.90% Class B (a)     $ 12.63               --                --           --            8.60%
         All contract charges                                             6,105        $   78,014         0.80%
  2006   Lowest contract charge 0.50% Class B (a)      $ 11.91               --                --           --           12.13%
         Highest contract charge 1.90% Class B (a)     $ 11.63               --                --           --           10.56%
         All contract charges                               --            4,229        $   49,544         1.21%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.62               --                --           --            6.21%
         Highest contract charge 1.90% Class B (a)     $ 10.52               --                --           --            5.22%
         All contract charges                               --            2,022        $   21,339         0.84%             --
EQ/Mid Cap Index
----------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.51               --                --           --            1.45%
         Highest contract charge 1.70% Class A (t)     $ 10.50               --                --           --            1.45%
         All contract charges                               --               --                --         1.09%
EQ/Mid Cap Index
----------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  9.99               --                --           --           35.67%
         Highest contract charge 1.90% Class B         $  8.75               --                --           --           33.76%
         All contract charges                               --           65,727        $  652,650         1.09%
  2008   Lowest contract charge 0.50% Class B          $  7.36               --                --           --         (49.55)%
         Highest contract charge 1.90% Class B         $  6.54               --                --           --         (50.27)%
         All contract charges                               --           67,946        $  500,886         0.89%
  2007   Lowest contract charge 0.50% Class B          $ 14.59               --                --           --            7.44%
         Highest contract charge 1.90% Class B         $ 13.15               --                --           --            5.96%
         All contract charges                                            70,501        $1,035,525         0.00%
  2006   Lowest contract charge 0.50% Class B          $ 13.58               --                --           --           10.97%
         Highest contract charge 1.90% Class B         $ 12.41               --                --           --            9.41%
         All contract charges                               --           72,246        $  989,519         3.28%             --

                                     FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Mid Cap Index (Continued)
----------------------------
  2005   Lowest contract charge 0.50% Class B           $ 12.23               --                 --         --            5.84%
         Highest contract charge 1.90% Class B          $ 11.35               --                 --         --            4.35%
         All contract charges                                --           70,729        $   867,602       7.65%             --
EQ/Mid Cap Value PLUS
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.51               --                 --         --            1.06%
         Highest contract charge 1.70% Class A (t)      $ 10.50               --                 --         --            1.06%
         All contract charges                                --               --                 --       1.69%
EQ/Mid Cap Value PLUS (i) (j) (k)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 15.18               --                 --         --           35.14%
         Highest contract charge 1.90% Class B          $ 12.68               --                 --         --           33.22%
         All contract charges                                --           88,122        $ 1,102,630       1.69%
  2008   Lowest contract charge 0.50% Class B           $ 11.23               --                 --         --         (39.85)%
         Highest contract charge 1.90% Class B          $  9.52               --                 --         --         (40.69)%
         All contract charges                                --           41,940        $   400,022       1.38%
  2007   Lowest contract charge 0.50% Class B           $ 18.67               --                 --         --          (2.10)%
         Highest contract charge 1.90% Class B          $ 16.05               --                 --         --          (3.49)%
         All contract charges                                             50,595        $   811,824       0.97%
  2006   Lowest contract charge 0.50% Class B           $ 19.07               --                 --         --           11.92%
         Highest contract charge 1.90% Class B          $ 16.63               --                 --         --           10.35%
         All contract charges                                --           57,023        $   948,678       0.31%             --
  2005   Lowest contract charge 0.50% Class B           $ 17.04               --                 --         --           10.77%
         Highest contract charge 1.90% Class B          $ 15.07               --                 --         --            9.21%
         All contract charges                                --           54,946        $   832,305       4.89%             --
EQ/Money Market
---------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $  9.99               --                 --         --            0.00%
         Highest contract charge 1.70% Class A (t)      $  9.98               --                 --         --          (0.10)%
         All contract charges                                --               22        $       215       0.00%
EQ/Money Market
---------------
         Unit Value 0.00% to 1.90%*
  2009   Lowest contract charge 0.00% Class B           $ 44.43               --                 --         --          (0.01)%
         Highest contract charge 1.90% Class B          $ 25.74               --                 --         --          (1.90)%
         All contract charges                                --           60,968        $   941,402         --
  2008   Lowest contract charge 0.00% Class B           $ 44.43               --                 --         --            2.11%
         Highest contract charge 1.90% Class B          $ 26.24               --                 --         --            0.15%
         All contract charges                                --           90,924        $ 1,493,712       1.93%
  2007   Lowest contract charge 0.00% Class B           $ 43.51               --                 --         --            4.72%
         Highest contract charge 1.90% Class B          $ 26.20               --                 --         --            2.70%
         All contract charges                                             45,468        $   851,459       4.59%
  2006   Lowest contract charge 0.00% Class B           $ 41.55               --                 --         --            4.48%
         Highest contract charge 1.90% Class B          $ 25.51               --                 --         --            2.51%
         All contract charges                                --           33,332        $   612,694       4.41%             --
  2005   Lowest contract charge 0.00% Class B           $ 39.77               --                 --         --            2.62%
         Highest contract charge 1.90% Class B          $ 24.88               --                 --         --            0.68%
         All contract charges                                --           24,414        $   483,274       2.57%             --
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.28               --                 --         --            0.98%
         Highest contract charge 1.70% Class A (t)      $ 10.27               --                 --         --            0.98%
         All contract charges                                --                1        $         6       0.38%

                                     FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  5.45                --               --           --           29.18%
         Highest contract charge 1.90% Class B         $  4.66                --               --           --           27.29%
         All contract charges                               --            41,296        $ 172,778         0.38%
  2008   Lowest contract charge 0.50% Class B          $  4.22                --               --           --         (33.23)%
         Highest contract charge 1.90% Class B         $  3.66                --               --           --         (34.17)%
         All contract charges                               --            43,561        $ 143,894         0.26%
  2007   Lowest contract charge 0.50% Class B          $  6.32                --               --           --           20.15%
         Highest contract charge 1.90% Class B         $  5.56                --               --           --           18.55%
         All contract charges                                             18,657        $ 100,498         0.37%
  2006   Lowest contract charge 0.50% Class B          $  5.26                --               --           --            7.41%
         Highest contract charge 1.90% Class B         $  4.69                --               --           --            5.90%
         All contract charges                               --             6,440        $  30,006         0.21%             --
  2005   Lowest contract charge 0.50% Class B          $  4.90                --               --           --            4.88%
         Highest contract charge 1.90% Class B         $  4.43                --               --           --            3.41%
         All contract charges                               --             4,693        $  21,467         0.44%             --
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.24                --               --           --            0.49%
         Highest contract charge 1.70% Class A (t)     $ 10.24                --               --           --            0.49%
         All contract charges                               --                --               --         0.18%
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  8.33                --               --           --           24.48%
         Highest contract charge 1.90% Class B (c)     $  7.95                --               --           --           22.81%
         All contract charges                               --            29,595        $ 238,330         0.18%
  2008   Lowest contract charge 0.50% Class B (c)      $  6.69                --               --           --         (38.40)%
         Highest contract charge 1.90% Class B (c)     $  6.47                --               --           --         (39.31)%
         All contract charges                               --            31,398        $ 205,168         3.61%
  2007   Lowest contract charge 0.50% Class B (c)      $ 10.86                --               --           --            1.12%
         Highest contract charge 1.90% Class B (c)     $ 10.66                --               --           --          (0.28)%
         All contract charges                                             32,835        $ 351,879         0.00%
  2006   Lowest contract charge 0.50% Class B (c)      $ 10.74                --               --           --            7.38%
         Highest contract charge 1.90% Class B (c)     $ 10.69                --               --           --            6.92%
         All contract charges                               --             7,714        $  82,586         0.39%             --
EQ/Oppenheimer Global
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.18                --               --           --            0.00%
         Highest contract charge 1.70% Class A (t)     $ 10.18                --               --           --            0.00%
         All contract charges                               --                 1        $       7         0.66%
EQ/Oppenheimer Global
---------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  9.51                --               --           --           37.88%
         Highest contract charge 1.90% Class B (c)     $  9.08                --               --           --           35.88%
         All contract charges                               --            17,703        $ 162,900         0.66%
  2008   Lowest contract charge 0.50% Class B (c)      $  6.90                --               --           --         (41.03)%
         Highest contract charge 1.90% Class B (c)     $  6.68                --               --           --         (41.81)%
         All contract charges                               --            13,246        $  89,280         1.29%
  2007   Lowest contract charge 0.50% Class B (c)      $ 11.70                --               --           --            5.22%
         Highest contract charge 1.90% Class B (c)     $ 11.48                --               --           --            3.70%
         All contract charges                                              9,648        $ 111,407         0.39%
  2006   Lowest contract charge 0.50% Class B (c)      $ 11.12                --               --           --           11.23%
         Highest contract charge 1.90% Class B (c)     $ 11.07                --               --           --           10.75%
         All contract charges                               --             1,756        $  19,483         0.07%             --

                                     FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/PIMCO Ultra Short Bond
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  9.99                --                --          --          (0.10)%
         Highest contract charge 1.70% Class A (t)     $  9.98                --                --          --          (0.10)%
         All contract charges                               --                 9                90        1.17%
EQ/PIMCO Ultra Short Bond (l) (m)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 11.36                --                --          --            7.45%
         Highest contract charge 1.90% Class B (a)     $ 10.63                --                --          --            5.99%
         All contract charges                               --           132,946       $ 1,414,881        1.17%
  2008   Lowest contract charge 0.50% Class B (a)      $ 10.57                --                --          --          (4.52)%
         Highest contract charge 1.90% Class B (a)     $ 10.03                --                --          --          (5.91)%
         All contract charges                               --            91,323       $   917,805        3.21%
  2007   Lowest contract charge 0.50% Class B (a)      $ 11.07                --                --          --           10.92%
         Highest contract charge 1.90% Class B (a)     $ 10.66                --                --          --            9.33%
         All contract charges                                             45,578       $   486,803        3.07%
  2006   Lowest contract charge 0.50% Class B (a)      $  9.98                --                --          --          (0.11)%
         Highest contract charge 1.90% Class B (a)     $  9.75                --                --          --          (1.51)%
         All contract charges                               --            31,108       $   304,380        4.98%             --
  2005   Lowest contract charge 0.50% Class B (a)      $  9.99                --                --          --          (0.09)%
         Highest contract charge 1.90% Class B (a)     $  9.90                --                --          --          (1.02)%
         All contract charges                               --            15,284       $   151,723        5.31%             --
EQ/Quality Bond PLUS (p)
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 18.73                --                --          --            5.54%
         Highest contract charge 1.90% Class B         $ 14.88                --                --          --            4.06%
         All contract charges                               --            44,906       $   558,182        3.96%
  2008   Lowest contract charge 0.50% Class B          $ 17.75                --                --          --          (7.02)%
         Highest contract charge 1.90% Class B         $ 14.30                --                --          --          (8.33)%
         All contract charges                               --            26,466       $   326,277        5.04%
  2007   Lowest contract charge 0.50% Class B          $ 19.09                --                --          --            4.03%
         Highest contract charge 1.90% Class B         $ 15.60                --                --          --            2.56%
         All contract charges                                             28,944       $   393,130        4.95%
  2006   Lowest contract charge 0.50% Class B          $ 18.35                --                --          --            3.30%
         Highest contract charge 1.90% Class B         $ 15.21                --                --          --            1.85%
         All contract charges                               --            27,600       $   371,451        4.04%             --
  2005   Lowest contract charge 0.50% Class B          $ 17.77                --                --          --            1.49%
         Highest contract charge 1.90% Class B         $ 14.94                --                --          --            0.07%
         All contract charges                               --            25,641       $   349,668        3.92%             --
EQ/Small Company Index
----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.76                --                --          --            2.57%
         Highest contract charge 1.70% Class A (t)     $ 10.76                --                --          --            2.57%
         All contract charges                               --                 1       $        11        1.55%
EQ/Small Company Index (r)
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 14.88                --                --          --           25.54%
         Highest contract charge 1.90% Class B         $ 12.55                --                --          --           23.76%
         All contract charges                               --            36,011       $   440,098        1.55%
  2008   Lowest contract charge 0.50% Class B          $ 11.85                --                --          --         (34.49)%
         Highest contract charge 1.90% Class B         $ 10.14                --                --          --         (35.41)%
         All contract charges                               --            28,477       $   282,432        0.85%
  2007   Lowest contract charge 0.50% Class B          $ 18.09                --                --          --          (2.32)%
         Highest contract charge 1.90% Class B         $ 15.70                --                --          --          (3.68)%
         All contract charges                                             28,985       $   444,440        1.31%

                                     FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Small Company Index (r) (Continued)
--------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 18.52               --               --           --           17.12%
         Highest contract charge 1.90% Class B          $ 16.30               --               --           --           15.48%
         All contract charges                                --           29,757        $ 475,296         1.32%             --
  2005   Lowest contract charge 0.50% Class B           $ 15.81               --               --           --            3.74%
         Highest contract charge 1.90% Class B          $ 14.12               --               --           --            2.28%
         All contract charges                                --           26,002        $ 364,087         1.15%             --
EQ/T. Rowe Price Growth Stock
-----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.35               --               --           --            1.67%
         Highest contract charge 1.70% Class A (t)      $ 10.34               --               --           --            1.57%
         All contract charges                                --                3        $      38           --
EQ/T. Rowe Price Growth Stock (e)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 16.84               --               --           --           41.96%
         Highest contract charge 1.90% Class B          $ 12.43               --               --           --           39.94%
         All contract charges                                --           27,386        $ 313,026           --
  2008   Lowest contract charge 0.50% Class B           $ 11.86               --               --           --         (42.51)%
         Highest contract charge 1.90% Class B          $  8.88               --               --           --         (43.33)%
         All contract charges                                --           19,024        $ 167,244           --
  2007   Lowest contract charge 0.50% Class B           $ 20.63               --               --           --            6.67%
         Highest contract charge 1.90% Class B          $ 15.67               --               --           --            5.24%
         All contract charges                                             17,951        $ 291,072         0.13%
  2006   Lowest contract charge 0.50% Class B           $ 19.34               --               --           --          (4.49)%
         Highest contract charge 1.90% Class B          $ 14.89               --               --           --          (5.83)%
         All contract charges                                --            3,277        $  51,291           --              --
  2005   Lowest contract charge 0.50% Class B           $ 20.25               --               --           --            3.47%
         Highest contract charge 1.90% Class B          $ 15.82               --               --           --            2.02%
         Unit Value 0.50% to 1.90%*                          --            2,742        $  47,015           --              --
EQ/Templeton Global Equity
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.17               --               --           --            0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.17               --               --           --            0.10%
         All contract charges                                --               --        $       3         1.50%
EQ/Templeton Global Equity
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)       $  8.35               --               --           --           29.41%
         Highest contract charge 1.90% Class B (c)      $  7.96               --               --           --           27.63%
         All contract charges                                --           22,755        $ 183,693         1.50%
  2008   Lowest contract charge 0.50% Class B (c)       $  6.45               --               --           --         (41.15)%
         Highest contract charge 1.90% Class B (c)      $  6.24               --               --           --         (41.95)%
         All contract charges                                --           23,768        $ 149,788         1.56%
  2007   Lowest contract charge 0.50% Class B (c)       $ 10.96               --               --           --            1.58%
         Highest contract charge 1.90% Class B (c)      $ 10.75               --               --           --            0.09%
         All contract charges                                             26,167        $ 282,910         0.63%
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.79               --               --           --            7.86%
         Highest contract charge 1.90% Class B (c)      $ 10.74               --               --           --            7.39%
         All contract charges                                --            6,220        $  66,882         0.46%             --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $  5.30               --               --           --           31.90%
         Highest contract charge 1.90% Class B          $  4.53               --               --           --           29.83%
         All contract charges                                --           16,033        $  63,781         0.85%

                                     FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/UBS Growth and Income (Continued)
------------------------------------
  2008   Lowest contract charge 0.50% Class B          $  4.02                --               --           --         (40.36)%
         Highest contract charge 1.90% Class B         $  3.49                --               --           --         (41.15)%
         All contract charges                               --            14,961        $  48,057         1.26%
  2007   Lowest contract charge 0.50% Class B          $  6.74                --               --           --            0.60%
         Highest contract charge 1.90% Class B         $  5.93                --               --           --          (0.67)%
         All contract charges                                             15,122        $  84,474         0.85%
  2006   Lowest contract charge 0.50% Class B          $  6.70                --               --           --           13.58%
         Highest contract charge 1.90% Class B         $  5.97                --               --           --           11.99%
         All contract charges                               --            11,683        $  70,569         0.90%             --
  2005   Lowest contract charge 0.50% Class B          $  5.90                --               --           --           8.46%
         Highest contract charge 1.90% Class B         $  5.33                --               --           --           6.94%
         All contract charges                               --             6,468        $  35,639         1.24%             --
EQ/Van Kampen Comstock
----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.21                --               --           --          (0.29)%
         Highest contract charge 1.70% Class A (t)     $ 10.21                --               --           --          (0.20)%
         All contract charges                               --                --        $       2         1.44%
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $  9.41                --               --           --           27.79%
         Highest contract charge 1.90% Class B (a)     $  8.80                --               --           --           25.94%
         All contract charges                               --            24,454        $ 219,381         1.44%
  2008   Lowest contract charge 0.50% Class B (a)      $  7.36                --               --           --         (37.25)%
         Highest contract charge 1.90% Class B (a)     $  6.99                --               --           --         (38.14)%
         All contract charges                               --            26,088        $ 185,024         1.98%
  2007   Lowest contract charge 0.50% Class B (a)      $ 11.73                --               --           --          (3.06)%
         Highest contract charge 1.90% Class B (a)     $ 11.30                --               --           --          (4.32)%
         All contract charges                                             25,019        $ 285,776         1.63%
  2006   Lowest contract charge 0.50% Class B (a)      $ 12.10                --               --           --           15.33%
         Highest contract charge 1.90% Class B (a)     $ 11.81                --               --           --           13.71%
         All contract charges                               --            21,516        $ 255,976         3.07%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.49                --               --           --            4.88%
         Highest contract charge 1.90% Class B (a)     $ 10.39                --               --           --            3.90%
         All contract charges                               --             9,231        $  96,174         2.07%             --
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.21                --               --           --            0.79%
         Highest contract charge 1.70% Class A (t)     $ 10.20                --               --           --            0.69%
         All contract charges                               --                 3        $      23         0.00%
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 13.50                --               --           --           56.21%
         Highest contract charge 1.90% Class B (a)     $ 12.63                --               --           --           54.06%
         All contract charges                               --            31,529        $ 406,393         0.00%
  2008   Lowest contract charge 0.50% Class B (a)      $  8.64                --               --           --         (47.57)%
         Highest contract charge 1.90% Class B (a)     $  8.20                --               --           --         (48.33)%
         All contract charges                               --            25,257        $ 210,339         0.00%
  2007   Lowest contract charge 0.50% Class B (a)      $ 16.48                --               --           --           21.80%
         Highest contract charge 1.90% Class B (a)     $ 15.87                --               --           --           20.14%
         All contract charges                                             19,555        $ 313,835         0.33%
  2006   Lowest contract charge 0.50% Class B (a)      $ 13.53                --               --           --            8.71%
         Highest contract charge 1.90% Class B (a)     $ 13.21                --               --           --            7.19%
         All contract charges                               --             8,738        $ 116,309         0.47%          `   --

                                     FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Van Kampen Mid Cap Growth (Continued)
----------------------------------------
  2005   Lowest contract charge 0.50% Class B (a)       $ 12.44             --               --              --          24.44%
         Highest contract charge 1.90% Class B (a)      $ 12.33             --               --              --          23.28%
Fidelity(R) VIP Contrafund Portfolio
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.37             --               --              --           0.78%
         Highest contract charge 1.70% Class B (t)      $ 10.37             --               --              --           0.78%
         All contract charges                                --              2             $ 18            0.00%
Fidelity(R) VIP Mid Cap Portfolio
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.17             --               --              --           0.59%
         Highest contract charge 1.70% Class B (t)      $ 10.17             --               --              --           0.59%
         All contract charges                                --              1             $  6            0.00%
Fidelity(R) VIP Strategic Income Portfolio
------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.14             --               --              --           0.10%
         Highest contract charge 1.70% Class B (t)      $ 10.13             --               --              --           0.00%
         All contract charges                                --              2             $ 23            0.00%
Franklin Strategic Income Securities Fund
-----------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.15             --               --              --           0.50%
         Highest contract charge 1.70% Class B (t)      $ 10.15             --               --              --           0.59%
         All contract charges                                --              5             $ 46              --
Goldman Sachs VIT Mid Cap Value Fund
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.48             --               --              --           0.87%
         Highest contract charge 1.70% Class B (t)      $ 10.47             --               --              --           0.77%
         All contract charges                                --             --             $  3              --
Ivy Funds VIP Dividend Opportunities
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.15             --               --              --           0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.15             --               --              --           0.30%
         All contract charges                                --              1             $ 13              --
Ivy Funds VIP Energy
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.32             --               --              --           3.41%
         Highest contract charge 1.70% Class B (t)      $ 10.32             --               --              --           3.51%
         All contract charges                                --             --               --              --
Ivy Funds VIP Global Natural Resources
--------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.35             --               --              --           2.07%
         Highest contract charge 1.70% Class B (t)      $ 10.34             --               --              --           1.97%
         All contract charges                                --              7             $ 73              --
Ivy Funds VIP High Income
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30             --               --              --           1.08%
         Highest contract charge 1.70% Class B (t)      $ 10.29             --               --              --           1.08%
         All contract charges                                --              2             $ 25            0.00%
Ivy Funds VIP Mid Cap Growth
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.43             --               --              --           1.16%
         Highest contract charge 1.70% Class B (t)      $ 10.42             --               --              --           1.17%
         All contract charges                                --              2             $ 21              --

                                     FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
Ivy Funds VIP Science and Technology
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.62               --                --          --            2.61%
         Highest contract charge 1.70% Class B (t)      $ 10.61               --                --          --            2.61%
         All contract charges                                --               --       $         2          --
Ivy Funds VIP Small Cap Growth
------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.57               --                --          --            3.02%
         Highest contract charge 1.70% Class B (t)      $ 10.56               --                --          --            3.02%
         All contract charges                                --               --       $         3          --
Lazard Retirement Emerging Markets Equity Portfolio
---------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.21               --                --          --            0.10%
         Highest contract charge 1.70% Class B (t)      $ 10.21               --                --          --            0.20%
         All contract charges                                --                2       $        23          --
MFS(R) International Value Portfolio
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.09               --                --          --          (0.79)%
         Highest contract charge 1.70% Class B (t)      $ 10.08               --                --          --          (0.88)%
         All contract charges                                --               --       $         3          --
Multimanager Aggressive Equity (n)
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 57.33               --                --          --           36.59%
         Highest contract charge 1.90% Class B          $ 40.84               --                --          --           34.68%
         All contract charges                                --           21,905       $   337,968        0.21%
  2008   Lowest contract charge 0.50% Class B           $ 41.97               --                --          --         (46.95)%
         Highest contract charge 1.90% Class B          $ 30.32               --                --          --         (47.70)%
         All contract charges                                --            5,087       $    67,727        0.36%
  2007   Lowest contract charge 0.50% Class B           $ 79.11               --                --          --           10.83%
         Highest contract charge 1.90% Class B          $ 57.97               --                --          --            9.25%
         All contract charges                                              4,950       $   134,774        0.00%
  2006   Lowest contract charge 0.50% Class B           $ 71.38               --                --          --            4.59%
         Highest contract charge 1.90% Class B          $ 53.06               --                --          --            3.12%
         All contract charges                                --            5,287       $   139,296          --              --
  2005   Lowest contract charge 0.50% Class B           $ 68.25               --                --          --            7.66%
         Highest contract charge 1.90% Class B          $ 51.46               --                --          --            6.15%
         All contract charges                                --            3,925       $   127,148          --              --
Multimanager Core Bond
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.95               --                --          --            7.78%
         Highest contract charge 1.90% Class B          $ 12.45               --                --          --            6.25%
         All contract charges                                --           83,528       $ 1,038,056        3.59%
  2008   Lowest contract charge 0.50% Class B           $ 12.94               --                --          --            1.97%
         Highest contract charge 1.90% Class B          $ 11.72               --                --          --            0.51%
         All contract charges                                --           62,629       $   734,371        4.89%
  2007   Lowest contract charge 0.50% Class B           $ 12.69               --                --          --            5.66%
         Highest contract charge 1.90% Class B          $ 11.66               --                --          --            4.20%
         All contract charges                                             55,947       $   653,841        4.09%
  2006   Lowest contract charge 0.50% Class B           $ 12.01               --                --          --            3.25%
         Highest contract charge 1.90% Class B          $ 11.19               --                --          --            1.80%
         All contract charges                                --           58,160       $   651,206        4.11%             --
  2005   Lowest contract charge 0.50% Class B           $ 11.63               --                --          --            1.20%
         Highest contract charge 1.90% Class B          $ 10.99               --                --          --          (0.18)%
         All contract charges                                --           57,425       $   631,231        3.47%             --

                                     FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager International Equity
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 13.43               --               --            --            29.22%
         Highest contract charge 1.90% Class B      $ 11.99               --               --            --            27.38%
         All contract charges                            --           35,009        $ 457,905          1.62%
  2008   Lowest contract charge 0.50% Class B       $ 10.39               --               --            --          (47.47)%
         Highest contract charge 1.90% Class B      $  9.41               --               --            --          (48.21)%
         All contract charges                            --           34,884        $ 355,985          1.57%
  2007   Lowest contract charge 0.50% Class B       $ 19.78               --               --            --            11.88%
         Highest contract charge 1.90% Class B      $ 18.17               --               --            --            10.25%
         All contract charges                                         34,725        $ 680,288          0.73%
  2006   Lowest contract charge 0.50% Class B       $ 17.68               --               --            --            24.69%
         Highest contract charge 1.90% Class B      $ 16.48               --               --            --            22.94%
         All contract charges                            --           32,231        $ 568,482          2.23%              --
  2005   Lowest contract charge 0.50% Class B       $ 14.18               --               --            --            14.87%
         Highest contract charge 1.90% Class B      $ 13.40               --               --            --            13.25%
         All contract charges                            --           23,219        $ 328,766          4.06%              --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 10.67               --               --            --            31.84%
         Highest contract charge 1.90% Class B      $  9.52               --               --            --            29.91%
         All contract charges                            --           12,893        $ 132,944          1.49%
  2008   Lowest contract charge 0.50% Class B       $  8.09               --               --            --          (39.85)%
         Highest contract charge 1.90% Class B      $  7.33               --               --            --          (40.65)%
         All contract charges                            --           12,279        $  96,551          0.52%
  2007   Lowest contract charge 0.50% Class B       $ 13.45               --               --            --             4.51%
         Highest contract charge 1.90% Class B      $ 12.35               --               --            --             3.00%
         All contract charges                                         13,471        $ 177,274          0.41%
  2006   Lowest contract charge 0.50% Class B       $ 12.87               --               --            --            13.01%
         Highest contract charge 1.90% Class B      $ 11.99               --               --            --            11.43%
         All contract charges                            --           13,690        $ 173,297          0.60%              --
  2005   Lowest contract charge 0.50% Class B       $ 11.39               --               --            --             6.20%
         Highest contract charge 1.90% Class B      $ 10.76               --               --            --             4.71%
         All contract charges                                         13,468        $ 151,342          0.79%              --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $  8.22               --               --            --            35.88%
         Highest contract charge 1.90% Class B      $  7.34               --               --            --            33.93%
         All contract charges                            --           25,601        $ 211,938          0.16%
  2008   Lowest contract charge 0.50% Class B       $  6.05               --               --            --          (45.64)%
         Highest contract charge 1.90% Class B      $  5.48               --               --            --          (46.43)%
         All contract charges                            --           27,165        $ 166,651            --
  2007   Lowest contract charge 0.50% Class B       $ 11.13               --               --            --            10.64%
         Highest contract charge 1.90% Class B      $ 10.23               --               --            --             9.18%
         All contract charges                                         28,454        $ 322,415            --
  2006   Lowest contract charge 0.50% Class B       $ 10.06               --               --            --           (0.39)%
         Highest contract charge 1.90% Class B      $  9.37               --               --            --           (1.79)%
         All contract charges                            --           30,036        $ 306,984            --               --
  2005   Lowest contract charge 0.50% Class B       $ 10.10               --               --            --             6.95%
         Highest contract charge 1.90% Class B      $  9.54               --               --            --             5.45%
         All contract charges                            --           28,903        $ 295,667            --               --

                                     FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Large Cap Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 11.76               --               --            --            22.21%
         Highest contract charge 1.90% Class B      $ 10.50               --               --            --            20.51%
         All contract charges                            --           33,976        $ 386,795          1.82%
  2008   Lowest contract charge 0.50% Class B       $  9.62               --               --            --          (37.73)%
         Highest contract charge 1.90% Class B      $  8.71               --               --            --          (38.62)%
         All contract charges                            --           37,613        $ 353,373          1.40%
  2007   Lowest contract charge 0.50% Class B       $ 15.45               --               --            --             3.07%
         Highest contract charge 1.90% Class B      $ 14.19               --               --            --             1.65%
         All contract charges                                         38,402        $ 583,473          1.08%
  2006   Lowest contract charge 0.50% Class B       $ 14.99               --               --            --            18.73%
         Highest contract charge 1.90% Class B      $ 13.96               --               --            --            17.06%
         All contract charges                            --           39,025        $ 577,966          2.82%              --
  2005   Lowest contract charge 0.50% Class B       $ 12.62               --               --            --             6.56%
         Highest contract charge 1.90% Class B      $ 11.93               --               --            --             5.07%
         All contract charges                            --           35,233        $ 440,121          3.02%              --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 10.06               --               --            --            41.09%
         Highest contract charge 1.90% Class B      $  8.98               --               --            --            39.02%
         All contract charges                            --           28,991        $ 297,480            --
  2008   Lowest contract charge 0.50% Class B       $  7.13               --               --            --          (43.86)%
         Highest contract charge 1.90% Class B      $  6.46               --               --            --          (44.64)%
         All contract charges                            --           29,642        $ 216,713            --
  2007   Lowest contract charge 0.50% Class B       $ 12.70               --               --            --            11.31%
         Highest contract charge 1.90% Class B      $ 11.67               --               --            --             9.78%
         All contract charges                                         31,721        $ 414,209            --
  2006   Lowest contract charge 0.50% Class B       $ 11.41               --               --            --             9.07%
         Highest contract charge 1.90% Class B      $ 10.63               --               --            --             7.54%
         All contract charges                            --           35,038        $ 410,676          0.51%              --
  2005   Lowest contract charge 0.50% Class B       $ 10.46               --               --            --             7.84%
         Highest contract charge 1.90% Class B      $  9.88               --               --            --             6.33%
         All contract charges                            --           35,078        $ 374,043          1.58%              --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 13.24               --               --            --            43.65%
         Highest contract charge 1.90% Class B      $ 11.82               --               --            --            41.61%
         All contract charges                            --           26,843        $ 341,724          3.10%
  2008   Lowest contract charge 0.50% Class B       $  9.22               --               --            --          (36.28)%
         Highest contract charge 1.90% Class B      $  8.35               --               --            --          (37.17)%
         All contract charges                            --           26,245        $ 234,379          0.46%
  2007   Lowest contract charge 0.50% Class B       $ 14.47               --               --            --           (0.41)%
         Highest contract charge 1.90% Class B      $ 13.29               --               --            --           (1.85)%
         All contract charges                                         27,826        $ 392,988          0.00%
  2006   Lowest contract charge 0.50% Class B       $ 14.53               --               --            --            14.16%
         Highest contract charge 1.90% Class B      $ 13.54               --               --            --            12.56%
         All contract charges                            --           30,733        $ 438,437          1.72%              --
  2005   Lowest contract charge 0.50% Class B       $ 12.73               --               --            --             6.81%
         Highest contract charge 1.90% Class B      $ 12.03               --               --            --             5.31%
         All contract charges                            --           29,548        $ 370,654          6.98%              --
         All contract charges                            --           30,025        $ 353,096          4.10%              --

                                     FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 32.86               --               --            --             9.11%
         Highest contract charge 1.90% Class B      $ 23.72               --               --            --             7.55%
         All contract charges                            --           38,177        $ 578,492          4.60%
  2008   Lowest contract charge 0.50% Class B       $ 30.12               --               --            --          (23.90)%
         Highest contract charge 1.90% Class B      $ 22.06               --               --            --          (24.94)%
         All contract charges                            --           36,664        $ 531,727          8.68%
  2007   Lowest contract charge 0.50% Class B       $ 39.58               --               --            --             2.62%
         Highest contract charge 1.90% Class B      $ 29.39               --               --            --             1.17%
         All contract charges                                         45,225        $ 879,446          7.17%
  2006   Lowest contract charge 0.50% Class B       $ 38.57               --               --            --             9.38%
         Highest contract charge 1.90% Class B      $ 29.05               --               --            --             7.85%
         All contract charges                            --           46,730        $ 935,762          6.95%              --
  2005   Lowest contract charge 0.50% Class B       $ 35.26               --               --            --             2.55%
         Highest contract charge 1.90% Class B      $ 26.94               --               --            --             1.11%
         All contract charges                            --           43,908        $ 877,332          7.68%              --
Multimanager Small Cap Growth (f)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $  7.50               --               --            --            33.85%
         Highest contract charge 1.90% Class B      $  6.41               --               --            --            32.08%
         All contract charges                            --           32,920        $ 199,904            --
  2008   Lowest contract charge 0.50% Class B       $  5.60               --               --            --          (42.39)%
         Highest contract charge 1.90% Class B      $  4.85               --               --            --          (43.27)%
         All contract charges                            --           28,780        $ 135,528            --
  2007   Lowest contract charge 0.50% Class B       $  9.72               --               --            --             3.18%
         Highest contract charge 1.90% Class B      $  8.55               --               --            --             1.79%
         All contract charges                                         28,681        $ 242,159            --
  2006   Lowest contract charge 0.50% Class B       $  9.42               --               --            --             9.66%
         Highest contract charge 1.90% Class B      $  8.40               --               --            --             8.12%
         All contract charges                            --           17,157        $ 147,393          1.40%                --
  2005   Lowest contract charge 0.50% Class B       $  8.59               --               --            --             6.95%
         Highest contract charge 1.90% Class B      $  7.77               --               --            --             5.45%
         All contract charges                            --            9,010        $  72,375          3.58%              --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 14.82               --               --            --            25.82%
         Highest contract charge 1.90% Class B      $ 12.50               --               --            --            24.04%
         All contract charges                            --           36,368        $ 418,772          1.03%
  2008   Lowest contract charge 0.50% Class B       $ 11.78               --               --            --          (38.20)%
         Highest contract charge 1.90% Class B      $ 10.08               --               --            --          (39.06)%
         All contract charges                            --           39,759        $ 368,923          0.24%
  2007   Lowest contract charge 0.50% Class B       $ 19.06               --               --            --          (10.31)%
         Highest contract charge 1.90% Class B      $ 16.54               --               --            --          (11.55)%
         All contract charges                                         47,546        $ 723,958          0.29%
  2006   Lowest contract charge 0.50% Class B       $ 21.25               --               --            --            15.53%
         Highest contract charge 1.90% Class B      $ 18.70               --               --            --            13.91%
         All contract charges                            --           57,348        $ 992,117          5.49%              --
  2005   Lowest contract charge 0.50% Class B       $ 18.39               --               --            --             4.16%
         Highest contract charge 1.90% Class B      $ 16.42               --               --            --             2.70%
         All contract charges                            --           56,358        $ 874,837          4.46%              --

                                     FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Technology
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.80               --             --         --            57.69%
         Highest contract charge 1.90% Class B          $  9.64               --             --         --            55.54%
         All contract charges                                --           33,513      $ 364,955         --
  2008   Lowest contract charge 0.50% Class B           $  6.85               --             --         --          (47.35)%
         Highest contract charge 1.90% Class B          $  6.20               --             --         --          (48.12)%
         All contract charges                                --           27,756      $ 192,697         --
  2007   Lowest contract charge 0.50% Class B           $ 13.01               --             --         --            17.63%
         Highest contract charge 1.90% Class B          $ 11.95               --             --         --            15.91%
         All contract charges                                             28,291      $ 373,990         --
  2006   Lowest contract charge 0.50% Class B           $ 11.06               --             --         --             6.76%
         Highest contract charge 1.90% Class B          $ 10.31               --             --         --             5.26%
         All contract charges                                --           24,173      $ 271,064         --               --
  2005   Lowest contract charge 0.50% Class B           $ 10.36               --             --         --            10.71%
         Highest contract charge 1.90% Class B          $  9.79               --             --         --             9.16%
         All contract charges                                --           24,317      $ 253,676         --               --
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio
--------------------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.05               --             --         --           (0.50)%
         Highest contract charge 1.70% Class B (t)      $ 10.04               --             --         --           (0.50)%
         All contract charges                                --               10      $      96       0.38%
PIMCO Variable Insurance Trust Real Return Strategy Portfolio
-------------------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.98               --             --         --           (0.40)%
         Highest contract charge 1.70% Class B (t)      $  9.97               --             --         --           (0.40)%
         All contract charges                                --                7      $      71         --
PIMCO Variable Insurance Trust Total Return Portfolio
-----------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.98               --             --         --           (0.60)%
         Highest contract charge 1.70% Class B (t)      $  9.98               --             --         --           (0.60)%
         All contract charges                                --                8      $      78         --
ProFund VP Bear
---------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.67               --             --         --           (0.31)%
         Highest contract charge 1.70% Class B (t)      $  9.66               --             --         --           (0.41)%
         All contract charges                                --                1      $      11         --
ProFund VP Biotechnology
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.09               --             --         --             0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.08               --             --         --             0.10%
         All contract charges                                --               --      $       4         --
Templeton Developing Markets Securities Fund
--------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30               --             --         --             1.58%
         Highest contract charge 1.70% Class B (t)      $ 10.29               --             --         --             1.58%
         All contract charges                                --                2      $      28         --
Templeton Global Bond Securities Fund
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.05               --             --         --             0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.05               --             --         --             0.20%
         All contract charges                                --                3      $      27         --

                                     FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
Van Eck Worldwide Hard Assets Fund
----------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30            --                --             --          1.88%
         Highest contract charge 1.70% Class B (t)      $ 10.30            --                --             --          1.88%
         All contract charges                                --             1              $ 10             --

----------
(a) Units were made available for sale on May 9, 2005.
(b) Units were made available for sale on October 17, 2005.
(c) Units were made available for sale on September 18, 2006.
(d) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(e) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(f) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(g) A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(h) Units were made available for sale on May 29, 2007.
(i) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(j) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(k) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(l) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(m) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(n) Multimanager Aggressive Equity replaced Multimanger Health Care due to a fund merger on September 18, 2009.
(o) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(p) EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
(q) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(r) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.

                                    FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Concluded)

December 31, 2009


8. Accumulation Unit Values (Continued)

(s) Units were made available for sale on June 08, 2009.
(t) Units were made available for sale on December 14, 2009.


* Expenses as a percentage of average net assets (0.00%, 0.50%, 1.30%, 1.70%, and 1.90% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in direct reduction to unit values. Charges made directly to Contractowner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.

** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of mutual fund fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                    FSA-129

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.................. F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-3
   Consolidated Statements of Equity, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-5
   Consolidated Statements of Comprehensive (Loss) Income,
     Years Ended December 31, 2009, 2008 and 2007........................... F-6
   Consolidated Statements of Cash Flows, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of (loss) earnings, of equity, of comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009, for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes of January 1, 2007.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value.......................  $     27,470.2       $     23,831.0
   Mortgage loans on real estate............................................         3,554.8              3,673.9
   Equity real estate, held for the production of income....................            98.5                 56.3
   Policy loans.............................................................         3,616.8              3,700.3
   Other equity investments.................................................         1,562.3              1,646.8
   Trading securities......................................................            484.6                322.7
   Other invested assets....................................................         1,482.6              1,500.9
                                                                              -----------------    -----------------
     Total investments......................................................        38,269.8             34,731.9
Cash and cash equivalents...................................................         1,791.7              2,403.2
Cash and securities segregated, at fair value...............................           985.7              2,572.6
Broker-dealer related receivables...........................................         1,087.6              1,020.4
Deferred policy acquisition costs...........................................         7,745.2              7,482.0
Goodwill and other intangible assets, net...................................         3,676.5              3,702.9
Amounts due from reinsurers.................................................         3,028.2              2,897.2
Loans to affiliates.........................................................         1,048.3                588.3
Other assets................................................................         8,254.9             13,240.8
Separate Accounts' assets...................................................        84,016.5             67,627.0
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,107.3       $     24,742.5
Future policy benefits and other policyholders liabilities..................        17,726.7             17,733.1
Broker-dealer related payables..............................................           279.4                485.5
Customers related payables..................................................         1,430.7              2,753.1
Amounts due to reinsurers...................................................            81.2                 64.2
Short-term and long-term debt...............................................           449.0                484.6
Loans from affiliates.......................................................         1,325.0              1,325.0
Income taxes payable........................................................         3,356.0              3,794.4
Noncontrolling interest subject to redemption rights........................             -                  135.0
Other liabilities...........................................................         3,002.2              2,861.4
Separate Accounts' liabilities..............................................        84,016.5             67,627.0
                                                                              -----------------    -----------------
     Total liabilities......................................................       135,774.0            122,005.8
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2.0 million shares authorized, issued and
     outstanding............................................................             2.5                  2.5
   Capital in excess of par value...........................................         5,582.3              5,184.1
   Retained earnings........................................................         6,311.8              8,412.6
   Accumulated other comprehensive loss.....................................        (1,035.7)            (2,235.6)
                                                                              -----------------    -----------------
   Total AXA Equitable's equity.............................................        10,860.9             11,363.6
                                                                              -----------------    -----------------
Noncontrolling interest.....................................................         3,269.5              2,896.9
                                                                              -----------------    -----------------
     Total equity...........................................................        14,130.4             14,260.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND EQUITY................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $     2,918.4      $      2,951.7     $      2,741.7
Premiums......................................................          431.1               758.6              804.9
Net investment (loss) income:
   Investment (loss) income from
     derivative instruments...................................       (3,079.4)            7,302.1               86.6
   Other investment income....................................        2,098.9             1,751.9            2,567.1
                                                                -----------------  -----------------  -----------------
       Total net investment (loss) income.....................         (980.5)            9,054.0            2,653.7
Investment gains (losses), net:
   Total other-than-temporary impairment losses...............         (169.2)             (285.9)             (77.8)
   Portion of loss recognized in other
     comprehensive income.....................................            5.9                 -                  -
                                                                -----------------  -----------------  -----------------
       Net impairment losses recognized.......................         (163.3)             (285.9)             (77.8)
   Other investment gains (losses), net.......................          217.0               (52.6)              70.6
                                                                -----------------  -----------------  -----------------
         Total investment gains (losses), net.................           53.7              (338.5)              (7.2)
Commissions, fees and other income............................        3,385.2             4,549.0            5,173.7
(Decrease) increase in fair value of
   reinsurance contracts......................................       (2,565.9)            1,566.8                6.9
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        3,242.0            18,541.6           11,373.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,298.1             4,702.6            1,998.5
Interest credited to policyholders' account balances..........        1,004.3             1,065.3            1,065.2
Compensation and benefits.....................................        1,858.7             1,989.1            2,453.2
Commissions...................................................        1,033.0             1,437.1            1,744.2
Distribution plan payments....................................          207.6               274.4              335.1
Amortization of deferred sales commissions....................           54.9                79.1               95.5
Interest expense..............................................          107.8                51.5               58.2
Amortization of deferred policy acquisition costs.............          115.0             3,484.7            1,099.2
Capitalization of deferred policy acquisition costs...........         (975.3)           (1,394.1)          (1,719.3)
Rent expense..................................................          258.2               246.6              224.3
Amortization of other intangible assets.......................           24.1                23.7               23.2
Other operating costs and expenses............................        1,334.3             1,196.0            1,317.9
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,320.7            13,156.0            8,695.2
                                                                -----------------  -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
(Loss) earnings from continuing operations
   before income taxes........................................  $    (3,078.7)     $      5,385.6     $      2,678.5
Income tax benefit (expense)..................................        1,272.1            (1,690.5)            (752.5)
                                                                -----------------  -----------------  -----------------

(Loss) earnings from continuing operations,
   net of income taxes........................................       (1,806.6)            3,695.1            1,926.0
Earnings (loss) from discontinued operations,
   net of income taxes........................................            2.7                (4.8)               7.7
Gains on disposal of discontinued operations,
   net of income taxes........................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------

Net (loss) earnings...........................................       (1,803.9)            3,696.6            1,936.5
   Less: net earnings attributable to noncontrolling interest.         (358.9)             (470.0)            (702.9)
                                                                -----------------  -----------------  -----------------

Net (Loss) Earnings Attributable to AXA Equitable.............  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


Amounts attributable to AXA Equitable:
   (Loss) earnings from continuing operations,
     net of income taxes......................................  $    (2,165.5)     $      3,225.1     $      1,223.1
   Earnings (loss) from discontinued operations,
     net of income taxes......................................            2.7                (4.8)               7.7
   Gain on disposal of discontinued operations,
     net of income taxes......................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------
Net (Loss) Earnings...........................................  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year.......... $          2.5      $         2.5      $         2.5
                                                                   -----------------   ----------------   ----------------

   Capital in excess of par value, beginning of year..............        5,184.1            5,265.4            5,139.6
   Issuance of AllianceBernstein Units to noncontrolling interest.          (54.5)               -                  -
   Changes in capital in excess of par value......................          452.7              (81.3)             125.8
                                                                   -----------------   ----------------   ----------------
   Capital in excess of par value, end of year....................        5,582.3            5,184.1            5,265.4
                                                                   -----------------   ----------------   ----------------

   Retained earnings, beginning of year...........................        8,412.6            5,186.0            4,507.6
   Net (loss) earnings attributable to AXA Equitable..............       (2,162.8)           3,226.6            1,233.6
   Impact of implementing new accounting guidance,
     net of taxes.................................................           62.0                -                 44.8
   Dividends on common stock......................................            -                  -               (600.0)
                                                                   -----------------   ----------------   ----------------
   Retained earnings, end of year.................................        6,311.8            8,412.6            5,186.0
                                                                   -----------------   ----------------   ----------------

   Accumulated other comprehensive loss, beginning of year........       (2,235.6)            (267.9)            (167.3)
   Impact of implementing new accounting guidance,
     net of taxes ................................................          (62.0)               -                  -
   Other comprehensive income (loss) attributable to
     AXA Equitable................................................        1,261.9           (1,967.7)            (100.6)
                                                                   -----------------   ----------------   ----------------
   Accumulated other comprehensive loss, end of year..............       (1,035.7)          (2,235.6)            (267.9)
                                                                   -----------------   ----------------   ----------------

     TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................       10,860.9           11,363.6           10,186.0
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, beginning of year.....................        2,896.9            2,478.9            2,289.9
   Net earnings attributable to noncontrolling interest...........          358.9              470.0              702.9
   Other comprehensive income (loss)
     attributable to noncontrolling interest......................           66.2              (69.9)               9.8
   Issuance of AllianceBernstein Units to
     noncontrolling interest......................................           65.2               32.5               48.5
   Exercise of AB Put.............................................          135.0              495.5                -
   Dividends paid to noncontrolling interest......................         (319.4)            (562.6)            (751.6)
   Capital contributions..........................................            -                 12.8                -
   Other changes in noncontrolling interest.......................           66.7               39.7              179.4
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, end of year...........................        3,269.5            2,896.9            2,478.9
                                                                   -----------------   ----------------   ----------------

TOTAL EQUITY, END OF YEAR......................................... $     14,130.4      $    14,260.5      $    12,664.9
                                                                   =================   ================   ================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net (loss) earnings............................................... $     (1,803.9)     $     3,696.6      $     1,936.5

Other comprehensive (loss) income, net of income taxes:
Change in unrealized gains (losses), net of
   reclassification adjustment....................................        1,331.2           (1,444.3)            (168.8)
Defined benefit plans:
   Net (loss) gain arising during year............................          (65.0)            (620.4)              38.8
   Prior service cost arising during year.........................            -                  -                  1.7
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost.....           64.6               30.8               41.2
     Amortization of net prior service credit
       included in net periodic cost..............................           (2.7)              (3.7)              (3.6)
     Amortization of net transition asset.........................            -                  -                  (.1)
                                                                   -----------------   ----------------   ----------------
       Other comprehensive (loss) income - defined benefit plans..           (3.1)            (593.3)              78.0
                                                                   -----------------   ----------------   ----------------

Comprehensive (loss) income.......................................         (475.8)           1,659.0            1,845.7
                                                                   -----------------   ----------------   ----------------

Comprehensive income attributable to noncontrolling interest......         (425.1)            (400.1)            (712.7)
                                                                   -----------------   ----------------   ----------------
Comprehensive (Loss) Income Attributable to AXA Equitable......... $       (900.9)     $     1,258.9      $     1,133.0
                                                                   =================   ================   ================






                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net (loss) earnings...........................................   $     (1,803.9)     $     3,696.6      $      1,936.5
Adjustments to reconcile net (loss) earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........          1,004.3            1,065.3             1,065.2
  Universal life and investment-type product
     policy fee income........................................         (2,918.4)          (2,951.7)           (2,741.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................         (1,353.0)             618.9                98.5
  Change in net investment income related to
     derivative instruments...................................          3,079.4           (7,302.1)              (86.6)
  Change in reinsurance recoverable with affiliate............          1,485.7           (6,351.5)                -
  Investment (gains) losses, net..............................            (53.7)             338.5                 7.2
  Change in segregated cash and securities, net...............          1,586.8             (202.6)             (360.3)
  Change in deferred policy acquisition costs.................           (860.3)           2,090.6              (620.1)
  Change in future policy benefits............................           (755.2)           2,398.0                95.4
  Change in income taxes payable..............................         (1,223.2)           1,135.0               532.9
  Change in fair value of guaranteed minimum income benefit
     reinsurance contracts....................................          2,565.9           (1,566.8)               (6.9)
  Amortization of deferred sales commissions..................             54.9               79.1                95.5
  Amortization of reinsurance cost............................            318.3               11.0                 -
  Other depreciation and amortization.........................            156.0              140.4               133.8
  Amortization of other intangible assets, net................             24.1               23.7                23.2
  Gains on disposal of discontinued operations................              -                 (6.3)               (2.8)
  Other, net..................................................            109.5             (123.4)              167.6
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) operating activities...........          1,417.2           (6,907.3)              337.4
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate............................          2,058.2            1,727.5             2,143.1
  Sales of investments........................................          6,737.3              796.2             2,356.5
  Sale of AXA Equitable Life and Annuity......................              -                 60.8                 -
  Purchases of investments....................................         (8,994.8)          (2,106.8)           (3,525.3)
  Cash settlements related to derivative instruments..........         (2,564.6)           5,337.0               (98.3)
  Change in short-term investments............................            140.3               29.3               107.0
  Decrease in loans to affiliates.............................              1.1                -                 400.0
  Increase in loans to affiliates.............................           (250.0)               -                (650.0)
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (120.7)            (163.1)             (205.0)
  Other, net..................................................              9.4              155.2               (91.2)
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by investing activities...........         (2,983.8)           5,836.1               436.8
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,394.9       $     4,384.5      $     4,102.1
    Withdrawals from and transfers to Separate Accounts.......       (2,160.9)           (2,602.8)          (3,831.7)
  Change in short-term financings.............................          (35.8)             (497.8)             199.0
  Increase in collateralized pledged liabilities..............          126.1               568.7                -
  Increase in collateralized pledged assets...................         (632.3)                -                  -
  Proceeds from loans from affiliates.........................            -               1,000.0                -
  Capital contribution........................................          438.9                 -                  -
  Shareholder dividends paid..................................            -                   -               (600.0)
  Other, net..................................................         (175.8)             (551.4)            (592.6)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........          955.1             2,301.2             (723.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (611.5)            1,230.0               51.0
Cash and cash equivalents, beginning of year..................        2,403.2             1,173.2            1,122.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,791.7       $     2,403.2      $     1,173.2
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $       16.6       $        34.4      $        52.6
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $       43.8       $       257.3      $       178.1
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs servicing private clients, sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) Bernstein research services by means of independent research, portfolio strategy, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc. (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private limited partnership interests in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put. As a result of this transaction, minority interest subject to redemption rights totaling $135.0 million were reclassified as noncontrolling interests in first quarter 2009.

        On March 30, 2009, AXA Bermuda sold 41.9 million AllianceBernstein Units to an affiliate of AXA. As a result of the sale, AXA Financial Group's consolidated economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

        In 2009, AllianceBernstein awarded 9.8 million restricted Holding Units in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding Units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding Units, AXA Financial Group and the Company's Capital in excess of par value decreased by $92.5 million and $65.2 million, respectively, net of applicable taxes with respective increases in noncontrolling interests of $92.5 million and $65.2 million. On March 1, 2010, AllianceBernstein management announced their intention to make open-market purchases of up to 3.0 million Holding Units, from time to time and at their discretion, to help fund their incentive compensation award program's obligations.

        At December 31, 2009 and 2008, the Company's beneficial ownership in AllianceBernstein was approximately 35.9% and 37.4%, respectively. At December 31, 2009, AXA and its subsidiaries' beneficial ownership in AllianceBernstein was approximately 62.1%.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2009 and 2008, respectively, the Insurance Group's General Account held $1.0 million and $1.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2009 and 2008, respectively, as reported in the consolidated balance sheet, these investments included zero and $0.8 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2009 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2009, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $60.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:
           o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to
           o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

        As a result, total equity at December 31, 2008 increased by $2,896.9 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,896.9 million as a result of the elimination of minority interest. Additionally, for the year 2008 and 2007 respectively, (loss) earnings from continuing operations, net of income taxes increased by $470.0 million and $702.9 million and net earnings attributable to the noncontrolling interest increased by $470.0 million and $702.9 million.

        On a prospective basis, beginning January 1, 2009, this guidance required that increases and decreases in noncontrolling interests be accounted for as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests recognized as a change to the controlling entity's equity instead of current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized. The Emerging Issues Task Force ("EITF") subsequently issued related guidance to clarify that insurers would not be required to include majority owned investments when the ownership is through a Separate Account in the insurance company's evaluation of whether to consolidated such investments. This consensus is expected to be considered for finalization during the March 2010 EITF meeting.

        Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;
          o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and
          o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

        Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

        The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

        As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62.0 million at that date with a corresponding decrease to Accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $115.5 equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

        (Loss) earnings from continuing operations, net of income taxes, and Net
        (loss) earnings attributable to AXA Equitable for 2009 reflected increases of $5.9 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

        Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $1,489.8 million and $1,674.7 million, respectively.

        Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

        Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

        Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

        On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

        Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,631.1 million and $1,154.9 million, respectively at December 31, 2009 and $1,616.8 million and $1,156.3, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

        On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on AXA Financial Group's consolidated results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

        Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010; earlier application is prohibited. At the date of initial adoption, all existing consolidation conclusions are required to be recalculated under the new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein has a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements, with corresponding offsets to noncontrolling interest. However, on December 4, 2009, in response to concerns raised by the asset management industry, the FASB issued an amendment deferring the effective date of this guidance as would be applied to certain investment funds and for which many of Alliance Bernstein's VIEs likely will be eligible. Management is currently evaluating the impact this new guidance may have on the Company. The adoption of this guidance may require that a significant amount of assets, liabilities, revenues and expenses of certain VIEs in which the Company has a minimal financial ownership interest be included in its consolidated financial statements, with corresponding offsets to noncontrolling interest.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

        If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

        Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock, and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with changes in fair value reported in comprehensive income (loss).

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $720.2 million and $687.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

        All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company has issued and continues to offer certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit For Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits, in the event of elections, being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

        A wide range of derivative contracts are used in these hedging programs, including exchange traded equity and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts and swaptions. For both GMDB and GMIB, the Company retains basis and most volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

        Reinsurance contracts covering GMIB exposure, as well as the GWBL features are considered derivatives for accounting purposes and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income in the consolidated statements of earnings except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

        In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB, and GWBL features, beginning in fourth quarter 2008 and continuing in 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities.

        Margins (or "spreads") on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. At December 31, 2009, the Company held $694.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

        At December 31, 2009, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $266.4 million. At December 31, 2009, the Company had open exchange-traded futures positions on the 10-year and 30-year U.S. Treasury Note, having initial margin requirements of $59.5 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $2.0 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2009 are exchange-traded and net settled daily in cash.

        Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

        Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2009, was $598.3 million, for which the Company had posted collateral of $632.3 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2009, the Company would not have been required to post any additional collateral to its counterparties.

        Net Investment (Loss) Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        ----------------------------------------------------------------

        Net investment income and realized investment (losses) gains, net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
          Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        At December 31, 2009, investments classified as Level 1 comprise approximately 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

        At December 31, 2009, investments classified as Level 2 comprise approximately 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

        Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $1,907.7 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

        As disclosed in Note 3, the net fair value of freestanding derivative positions is approximately $168.8 million at December 31, 2009, or approximately 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts is traded in the over-the-counter ("OTC") derivative market and is classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

        The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2.2 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at June 30, 2009.

        At December 31, 2009, investments classified as Level 3 comprise approximately 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $365.2 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,706.9 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

        Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $44.8 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2009.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2009 and 2008.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

        Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.9% net of product weighted average Separate Account fees) and 0% ((2.1%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after eight quarters.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition test.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans, was 6.23% grading to 5.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and Guaranteed Minimum Accumulation Benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 2.25% to 9.98% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 8.4% ($25.9 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008 and 2007, investment results of such Separate Accounts were gains (losses) of $15,464.7 million, $(33,912.8) million and $5,347.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2009 was not impaired.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2009. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2009 impairment testing performed as of December 31, 2009, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2009.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. At January 1, 2007, as a result of adopting guidance for accounting for uncertainty in income taxes, the Company recognized a $44.8 million positive cumulative-effect adjustment to the January 1, 2007 balance of Retained earnings to reflect a decrease in the amount of unrecognized tax benefits.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
           o Management having the authority to approve the action commits the organization to a plan to sell the property.
           o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
           o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
           o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
           o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
           o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2009 were not significant.

3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following table provides additional information for fixed maturities and equity securities classified as available for sale:

                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                              GROSS               GROSS
                                          AMORTIZED         UNREALIZED         UNREALIZED                             OTTI
                                            COST              GAINS              LOSSES          FAIR VALUE        IN AOCI (3)
                                      ------------------ -----------------  ------------------ ----------------  ---------------
                                                                              (IN MILLIONS)

DECEMBER 31, 2009:
------------------
Fixed Maturities:
    Corporate........................ $      19,437.7     $       991.5     $          235.1   $    20,194.1     $         .7
    U.S. Treasury, government
      and agency.....................         1,830.1              12.4                152.5         1,690.0              -
    States and political
      subdivisions...................           388.6               7.3                 14.2           381.7              -
    Foreign governments..............           270.4              32.0                   .1           302.3              -
    Commercial mortgage-backed.......         1,979.6               2.2                492.0         1,489.8              1.8
    Residential mortgage-backed(1)...         1,604.6              46.2                   .2         1,650.6              -
    Asset-backed(2)..................           278.2              10.9                 21.4           267.7              7.9
    Redeemable preferred stock.......         1,707.6               8.5                222.1         1,494.0              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------
      Total Fixed Maturities.........        27,496.8           1,111.0              1,137.6        27,470.2             10.4

Equity securities....................            43.9               9.7                  -              53.6              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------

Total at December 31, 2009........... $      27,540.7     $     1,120.7     $        1,137.6   $    27,523.8     $       10.4
                                      ================== =================  ================== ================  ===============

December 31, 2008
-----------------
Fixed Maturities:
    Corporate........................ $      18,696.8     $       232.2     $        1,713.9   $    17,215.1
    U.S. Treasury, government
      and agency.....................         1,054.7             279.5                  -           1,334.2
    States and political
      subdivisions...................           181.5              12.0                  9.1           184.4
    Foreign governments..............           214.3              37.3                  5.6           246.0
    Commercial mortgage-backed.......         2,215.5               4.0                544.8         1,674.7
    Residential mortgage-backed(1)...         1,679.0              60.5                   .4         1,739.1
    Asset-backed(2)..................           348.3              12.1                 34.7           325.7
    Redeemable preferred stock.......         1,820.9               1.0                710.1         1,111.8
                                      ------------------ -----------------  ------------------ ----------------
      Total Fixed Maturities.........        26,211.0             638.6              3,018.6        23,831.0

Equity securities....................            31.7               -                    4.9            26.8
                                      ------------------ -----------------  ------------------ ----------------

Total at December 31, 2008........... $      26,242.7     $       638.6     $        3,023.5   $    23,857.8
                                      ================== =================  ================== ================

        (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
        (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009.

        At December 31, 2009 and 2008, respectively, the Company had trading fixed maturities with an amortized cost of $114.6 million and $79.6 million and carrying values of $125.9 million and $76.2 million. Gross unrealized gains on trading fixed maturities were $12.3 million and $0.1 million and gross unrealized losses were $1.0 million and $3.5 million for 2009 and 2008, respectively.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AVAILABLE FOR SALE
                                                                ------------------------------------
                                                                   AMORTIZED
                                                                      COST            FAIR VALUE
                                                                -----------------  -----------------
                                                                           (IN MILLIONS)

Due in one year or less.......................................   $       874.9      $       898.9
Due in years two through five.................................         8,840.9            9,275.7
Due in years six through ten..................................         7,875.1            8,093.2
Due after ten years...........................................         4,335.9            4,300.3
                                                                -----------------  -----------------
     Subtotal.................................................        21,926.8           22,568.1
Commercial mortgage-backed bonds.............................          1,979.6            1,489.8
Residential mortgage-backed bonds.............................         1,604.6            1,650.6
Asset-backed bonds............................................           278.2              267.7
                                                                -----------------  -----------------
Total.........................................................   $    25,789.2      $    25,976.2
                                                                =================  =================

        During 2009, the Company recognized OTTI of $171.3 million on AFS fixed maturities, comprised of $165.4 million credit losses recognized in earnings and $5.9 million non-credit losses recognized in OCI. An additional $3.1 million OTTI was recognized in earnings related to AFS fixed maturities that the Company intended to sell or expected to be required to sell prior to recovering their amortized cost. No OTTI was recognized on equity securities.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

        Balance at March 31, 2009                                                                      $         -
        Cumulative adjustment related to implementing new guidance on April 1, 2009...............            (121.7)
        Impact of Consolidation of Wind-up Annuities business.....................................              (5.6)
        Previously recognized impairments on securities that matured, paid, prepaid or sold.......             147.2
        Previously recognized impairments on securities impaired to fair value this period (1)....               -
        Impairments recognized this period on securities not previously impaired..................            (143.3)
        Additional impairments this period on securities previously impaired......................             (22.1)
        Increases due to passage of time on previously recorded credit losses.....................               -
        Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                      -----------------
        Balance at December 31, 2009..............................................................     $      (145.5)
                                                                                                      =================

        (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                             DECEMBER 31,       December 31,
                                                 2009               2008
                                           -----------------  ------------------
                                                      (IN MILLIONS)

      AFS Securities:
        Fixed maturities:
          With OTTI loss.................   $        (10.9)    $          -
          All other......................            (15.7)          (2,380.0)
        Equity securities................              9.7               (4.9)
                                           -----------------  ------------------
      Net Unrealized Losses..............   $        (16.9)    $     (2,384.9)
                                           =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                          AOCI
                                               NET                                                  DEFERRED             (LOSS)
                                           UNREALIZED                                                INCOME          RELATED TO NET
                                              GAINS                                                    TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)

Balance, January 1, 2009..............   $         -        $          -      $           -      $          -       $           -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            (7.0)                 .8                -                 2.2                (4.0)
Net investment gains (losses)
  arising during the period...........           (21.4)                -                  -                 -                 (21.4)
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..            22.1                 -                  -                 -                  22.1
     Excluded from Net
       (loss) earnings (1)............            (4.6)                -                  -                 -                  (4.6)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                   4.8                -                 -                   4.8
     Deferred income taxes............             -                   -                  -                 (.3)                (.3)
     Policyholders liabilities........             -                   -                  -                 -                   -
Impact of consolidation of Wind-up
  Annuities business..................             -                   -                  -                 -                   -
                                         ----------------   ---------------   ----------------   ----------------   ----------------
Balance, December 31, 2009............   $       (10.9)     $          5.6    $           -      $          1.9     $          (3.4)
                                         ================   ===============   ================   ================   ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                        AOCI
                                               NET                                                DEFERRED             (LOSS)
                                           UNREALIZED                                              INCOME          RELATED TO NET
                                              GAINS                                                  TAX             UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS      (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES          ASSET          GAINS (LOSSES)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
                                                                               (IN MILLIONS)

Balance January 1, 2009...............   $    (2,384.9)     $        553.6   $           -     $        681.3     $      (1,150.0)
Cumulative impact of implementing
  new guidance on April 1, 2009.......          (108.5)               19.2               -               31.2               (58.1)
Net investment gains (losses)
  arising during the period...........         2,657.4                 -                 -                -               2,657.4
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..          (115.1)                -                 -                -                (115.1)
     Excluded from Net
       (loss) earnings (1)............             4.6                 -                 -                -                   4.6
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                (601.7)              -                -                (601.7)
     Deferred income taxes............             -                   -                 -             (715.0)             (715.0)
     Policyholders liabilities........             -                   -                 -                -                   -
Impact of consolidation of Wind-up
  Annuities business..................           (59.6)                -                 -                -                 (59.6)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
Balance, December 31, 2009............   $        (6.1)     $        (28.9)  $           -     $         (2.5)    $         (37.5)
                                         ================   ===============  ================  ================   =================

        (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 744 issues at December 31, 2009 and 1,373 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS (1)        12 MONTHS OR LONGER (1)                TOTAL
                            -----------------------------  ----------------------------  -------------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                   (IN MILLIONS)

  Fixed Maturities:
    Corporate.............. $     2,043.5  $      (53.9)   $    2,022.3   $     (181.2)  $     4,065.8   $     (235.1)
    U.S. Treasury,
      government and
      agency...............       1,591.7        (152.4)            -              -           1,591.7         (152.4)
    States and political
      subdivisions.........         209.7         (10.5)           23.5           (3.7)          233.2          (14.2)
    Foreign governments....          41.0           (.1)            5.1            -              46.1            (.1)
    Commercial
      mortgage-backed......          33.6         (15.7)        1,348.8         (476.2)        1,382.4         (491.9)
    Residential
      mortgage-backed......          54.1           (.1)            2.4            (.2)           56.5            (.3)
    Asset-backed...........          48.6          (8.5)           68.6          (12.9)          117.2          (21.4)
    Redeemable
      preferred stock......          51.2          (6.6)        1,283.3         (215.6)        1,334.5         (222.2)
                            -------------  --------------  ------------   -------------  -------------   ---------------
   Total                    $     4,073.4  $     (247.8)   $    4,754.0   $     (889.8)  $     8,827.4   $   (1,137.6)
                            =============  ==============  ============   =============  =============   ===============

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                December 31, 2008
                           --------------------------------------------------------------------------------------------
                                Less Than 12 Months            12 Months or Longer                  Total
                           ------------------------------ -----------------------------  ------------------------------
                                              Gross                          Gross                          Gross
                                            Unrealized                     Unrealized                     Unrealized
                             Fair Value       Losses        Fair Value       Losses       Fair Value        Losses
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                  (In Millions)

Fixed Maturities:
  Corporate..............   $     8,475.3  $     (985.0)   $    3,489.6   $     (728.9)  $   11,964.9    $   (1,713.9)
  U.S. Treasury,
    government and
    agency...............             -             -               -              -              -               -
  States and political
    subdivisions.........            52.2          (6.6)           17.7           (2.5)          69.9            (9.1)
  Foreign governments....            70.0          (5.6)            -              -             70.0            (5.6)
  Commercial mortgage-
     backed..............           308.7         (19.4)        1,342.5         (525.4)       1,651.2          (544.8)
  Residential mortgage-
     backed..............              .1           -               3.7            (.5)           3.8             (.5)
  Asset-backed...........            71.1          (6.7)           63.5          (28.0)         134.6           (34.7)
  Redeemable
    preferred stock......           510.0        (343.5)          521.8         (366.6)       1,031.8          (710.1)
                            -------------  --------------  ------------   -------------  -------------   ---------------

Total                       $     9,487.4  $   (1,366.8)   $    5,438.8   $   (1,651.9)  $   14,926.2    $   (3,018.7)
                            =============  ==============  ============   =============  =============  ================

        The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The

        Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.39% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $149.8 million and $207.9 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $2,211.7 million and $900.4 million, or 8.0% and 3.5%, of the $27,496.8 million and $26,211.0 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455.9 million and $214.2 million at December 31, 2009 and 2008, respectively.

        The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $37.0 million in RMBS backed by subprime residential mortgage loans, and $23.0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $20.6 million.

        For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $77.5 million, $101.3 million and $272.5 million.

        At December 31, 2009 and 2008, respectively, the Company's trading account securities had amortized costs of $331.7 million and $514.5 million and fair values of $484.6 million and $322.7 million. At December 31, 2009 and 2008, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $37.6 million and $38.5 million and costs of $34.9 million and $43.9 million as well as other equity securities with carrying values of $53.6 million and $26.8 million and costs of $43.9 million and $31.7 million.

        In 2009, 2008 and 2007, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $133.1 million, $(387.8) million and $35.6 million, respectively, were included in Net investment income in the consolidated statements of earnings.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero at December 31, 2009 and 2008, respectively. Gross interest income on these loans included in net investment income totaled zero, zero and $3.9 million in 2009, 2008 and 2007, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans was $3.3 million in 2007; there were no such amounts in 2009 and 2008.

        During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $0.1 million, $7.4 million and $49.1 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million and $4.5 million for 2008 and 2007, respectively; there was no such amount in 2009.

        At December 31, 2009 and 2008, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2009 and 2008, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2009, 2008 and 2007 no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was zero and $189.8 million at December 31, 2009 and 2008, respectively. Depreciation expense on real estate totaled $9.2 million, $12.8 million and $14.2 million for 2009, 2008 and 2007, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        There were no investment valuation allowances for mortgage loans and equity real estate at December 31, 2009. Investment valuation allowances for mortgage loans and equity real estate at December 31, 2008 and 2007 follows:

                                                     2008            2007
                                                -------------    -------------
                                                         (IN MILLIONS)

        Balances, beginning of year..........    $   1.4          $  21.0
        Additions charged to income..........        -               20.9
        Deductions for writedowns and
          asset dispositions.................       (1.4)           (40.5)
                                                -------------    -------------
        Balances, End of Year................    $   -            $   1.4
                                                =============    =============

        Balances, end of year comprise:
          Mortgage loans on real estate......    $   -            $   1.4
                                                -------------    -------------
        Total................................    $   -            $   1.4
                                                =============    =============

        Equity Method Investments
        -------------------------

        Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,308.4 million and $1,414.6 million, respectively, at December 31, 2009 and 2008. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $90.6 million and $48.3 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(77.6) million, $(58.1) million and $237.1 million, respectively, for 2009, 2008 and 2007.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (3 and 4 individual ventures at

        December 31, 2009 and 2008, respectively) and the Company's carrying value and equity in net (loss) earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost......................    $      546.6       $      318.2
        Investments in securities, generally at fair value...................            33.9               47.3
        Cash and cash equivalents............................................            20.6                7.8
        Other assets.........................................................              .8                8.7
                                                                                ----------------   -----------------
        Total Assets.........................................................    $      601.9       $      382.0
                                                                                ================   =================

        Borrowed funds - third party.........................................    $      309.5       $      190.3
        Other liabilities....................................................            15.1                3.1
                                                                                ----------------   -----------------
        Total liabilities....................................................           324.6              193.4
                                                                                ----------------   -----------------

        Partners' capital....................................................           277.3              188.6
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital..............................    $      601.9       $      382.0
                                                                                ================   =================

        The Company's Carrying Value in Those Entities Included Above........    $      155.4       $      110.6
                                                                                ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............. $        30.3       $       59.9       $       77.5
        Net revenues of other limited partnership interests.           (5.4)               -                 15.3
        Interest expense - third party......................          (6.8)             (14.1)             (18.2)
        Other expenses......................................         (17.4)             (37.3)             (43.8)
                                                            -----------------   ----------------   -----------------
        Net Earnings........................................ $          .7       $        8.5       $       30.8
                                                            =================   ================   =================

        The Company's Equity in Net (Loss) Earnings of
          Those Entities Included Above.....................$         (2.4)     $        12.3       $       24.6
                                                            =================   ================   =================

        Derivatives
        -----------

        The table below presents quantitative disclosures about the Company's derivative instruments at December 31, 2009, including those embedded in other contracts though required to be accounted for as derivative instruments.

                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              FAIR VALUE             GAINS (LOSSES)
                                                     -----------------------------    REPORTED IN
                                          NOTIONAL       ASSET         LIABILITY       NET (LOSS)
                                           AMOUNT      DERIVATIVES    DERIVATIVES       EARNINGS
                                         ----------  --------------  -------------   --------------
                                                     (IN MILLIONS)

FREESTANDING DERIVATIVES:
Equity contracts(1):
   Futures.........................      $  3,399.4  $       -         $     -       $  (1,141.5)
   Swaps...........................           801.0           .8            19.1          (270.7)
   Options.........................        11,650.0        920.1         1,138.6          (817.6)

Interest rate contracts (1):
   Floors..........................        15,000.0        299.6             -            (128.2)
   Swaps...........................         2,100.0         86.2            24.8          (178.4)
   Futures.........................         3,790.9          -               -            (526.1)
   Swaptions.......................         1,200.0         44.6             -             (16.9)

Other freestanding contracts (2):..             -            -               -               -
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (3,079.4)
                                                                                      ------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts(2)......             -        2,255.8             -          (2,565.9)

GWBL features (3)..................             -            -              54.9           217.7

                                         ----------  --------------  -------------   --------------
Balances, Dec. 31, 2009............      $ 37,941.3  $   3,607.1       $ 1,237.4     $  (5,427.9)
                                         ==========  ==============  =============   ==============

        (1) Reported in Other invested assets in the consolidated balance sheets.
        (2) Reported in Other assets in the consolidated balance sheets.
        (3) Reported in Future policy benefits and other policyholder liabilities.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,410.5 million and $3,413.8 million at December 31, 2009 and 2008, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2009 and 2008 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2009, the impairment test indicated that goodwill was not impaired.

        The gross carrying amount of AllianceBernstein related intangible assets were $555.4 million and $553.8 million at December 31, 2009 and 2008, respectively and the accumulated amortization of these intangible assets were $289.4 million and $265.3 million at December 31, 2009 and 2008, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24.1 million, $23.7 million and $23.5 million for 2009, 2008 and 2007, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22.0 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2009, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2009 and 2008, respectively, net deferred sales commissions totaled $90.2 million and $113.5 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2009 net asset balance for each of the next five years is $41.2 million, $24.7 million, $15.2 million, $7.9 million and $1.1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2009, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2009 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                    2009             2008
                                                                               -------------    -------------
                                                                                       (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $   8,411.7      $   8,544.8
        Other liabilities....................................................         69.8             71.3
                                                                               -------------    -------------
        Total Closed Block liabilities.......................................      8,481.5          8,616.1
                                                                               -------------    -------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
           cost of $5,575.5 and $5,517.6)....................................      5,631.2          5,041.5
        Mortgage loans on real estate........................................      1,028.5          1,107.1
        Policy loans.........................................................      1,157.5          1,180.3
        Cash and other invested assets.......................................         68.2            104.2
        Other assets.........................................................        264.1            472.4
                                                                               -------------    -------------
        Total assets designated to the Closed Block..........................      8,149.5          7,905.5
                                                                               -------------    -------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................        332.0            710.6

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains (losses), net of deferred
             income tax (expense) benefit of $(23.4) and $166.4..............         43.6           (309.2)
                                                                               -------------    -------------

        Maximum Future Earnings To Be Recognized From
           Closed Block Assets and Liabilities...............................  $     375.6      $     401.4
                                                                               =============    =============

        Closed Block revenues and expenses were as follows:

                                                                   2009           2008           2007
                                                              -------------  -------------  -------------
                                                                           (IN MILLIONS)

        REVENUES:
        Premiums and other income............................ $      381.9   $     392.6    $     409.6
        Investment income (net of investment
           expenses of $.1, $1.1, and $.2)...................        481.6         496.0          501.8
        Investment (losses) gains, net:
            Total OTTI losses................................        (10.0)        (45.8)          (3.0)
            Portion of loss recognized in
              other comprehensive income.....................           .2           -              -
                                                              -------------  -------------  -------------
            Net impairment losses recognized.................         (9.8)        (45.8)          (3.0)
            Other investment gains (losses), net.............           .4          (1.7)          10.9
                                                              -------------  -------------  -------------
                Total investment (losses) gains, net.........         (9.4)        (47.5)           7.9
                                                              -------------  -------------  -------------
        Total revenues.......................................        854.1         841.1          919.3
                                                              -------------  -------------  -------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        811.7         818.7          828.2
        Other operating costs and expenses...................          2.6           7.4            2.7
                                                              -------------  -------------  -------------
        Total benefits and other deductions..................        814.3         826.1          830.9
                                                              -------------  -------------  -------------

        Net revenues before income taxes.....................         39.8          15.0           88.4
        Income tax expense...................................        (14.0)         (5.2)         (31.0)
                                                              -------------  -------------  -------------
        Net Revenues......................................... $       25.8   $       9.8    $      57.4
                                                              =============  =============  =============

        The balance for policyholder dividend obligation for both December 31, 2009 and December 31, 2008 was zero.

        During 2009, 2008 and 2007, the Closed Block's average recorded investment in impaired mortgage loans were zero, $0.4 million and $36.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, zero and $3.9 million for 2009, 2008 and 2007, respectively.

        There were no valuation allowances on mortgage loans at December 31, 2009 and 2008. Writedowns of fixed maturities were $9.8 million, $45.8 million and $3.0 million for 2009, 2008 and 2007, respectively.


6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                               DECEMBER 31,
                                                          ----------------------
                                                              2009        2008
                                                          ----------- ----------
                                                               (IN MILLIONS)

        Balance, beginning of year....................... $   807.9   $ 754.2
        Contractholder bonus interest credits deferred ..      60.6     137.6
        Amortization charged to income ..................     (73.6)    (83.9)
                                                          ----------- ----------
        Balance, End of Year ............................ $   794.9   $ 807.9
                                                          =========== ==========

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                 LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
                                             -------------    -------------   -------------    -------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
    Corporate.........................       $       -        $   19,728.5    $      465.6     $  20,194.1
    U.S. Treasury, government
       and agency.....................               -             1,690.0             -           1,690.0
    States and political subdivisions.               -               334.3            47.4           381.7
    Foreign governments...............               -               281.6            20.7           302.3
    Commercial mortgage-backed(1).....               -                 -           1,489.8         1,489.8
    Residential mortgage-backed(1)....               -             1,650.6             -           1,650.6
    Asset-backed(2)...................               -                50.6           217.1           267.7
    Redeemable preferred stock........             190.6           1,291.0            12.4         1,494.0
                                             -------------    -------------   -------------    -------------
       Subtotal.......................             190.6          25,026.6         2,253.0        27,470.2
                                             -------------    -------------   -------------    -------------
 Other equity investments.............              90.3               -                .9            91.2
 Trading securities...................             423.0              60.9              .7           484.6
 Other invested assets................               -               (36.3)          299.6           263.3
Cash equivalents......................           1,366.5               -               -           1,366.5
Segregated securities.................               -               985.7             -             985.7
GMIB reinsurance contracts............               -                 -           2,255.8         2,255.8
Separate Accounts' assets.............          82,102.3           1,684.5           229.7        84,016.5
                                             -------------    -------------   -------------    -------------
    Total Assets......................       $  84,172.7      $   27,721.4    $    5,039.7     $ 116,933.8
                                             =============    =============   =============    =============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $       54.9     $      54.9
                                             -------------    -------------   -------------    -------------
    Total Liabilities.................       $       -        $        -      $       54.9     $      54.9
                                             =============    =============   =============    =============

        (1) Includes publicly traded agency pass-through securities and collateralized obligations.
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                Level 1          Level 2         Level 3            Total
                                             -------------    -------------   -------------    --------------
                                                                     (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale       $     149.9      $   21,256.7    $    2,424.4     $   23,831.0
  Other equity investments............              63.4               -               2.0             65.4
  Trading securities..................             322.6               -                .1            322.7
  Other invested assets...............              31.1             419.0           547.0            997.1
Loans to affiliates...................               -               588.3             -              588.3
Cash equivalents......................           1,832.3               -               -            1,832.3
Segregated securities.................               -             2,572.6             -            2,572.6
GMIB reinsurance contracts............               -                 -           4,821.7          4,821.7
Separate Accounts' assets.............          66,044.4           1,248.3           334.3         67,627.0
                                             -------------    -------------   -------------    --------------
    Total Assets......................       $  68,443.7      $   26,084.9    $    8,129.5     $  102,658.1
                                             =============    =============   =============    ==============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $      272.6     $      272.6
                                             -------------    -------------   -------------    --------------
    Total Liabilities.................       $       -        $        -      $      272.6     $      272.6
                                             =============    =============   =============    ==============

        The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                   STATE AND
                                                TREASURY,                 POLITICAL     COMMERCIAL     RESIDENTIAL
                                                GOVT AND     FOREIGN         SUB-        MORTGAGE-      MORTGAGE-       ASSET-
                                   CORPORATE     AGENCY       GOVTS       DIVISIONS       BACKED          BACKED        BACKED
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, January 1, 2009........   $   411.1    $   -        $   64.0     $   55.4      $  1,587.3     $       -      $ 304.1
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income.......         1.9        -             -            -               3.1             -         (1.7)
    Investment (losses), net....       (40.4)       -             -            -             (23.8)            -        (19.6)
    (Decrease) increase in
     the fair value of the
     reinsurance contracts......         -          -             -            -               -               -          -
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
      Subtotal..................       (38.5)       -             -            -             (20.7)            -        (21.3)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
   Other comprehensive
    income (loss)...............        13.9        -             2.5         (7.2)           49.1             -         20.3
Purchases/issuances.............       107.1        -             1.0          -               -               -          -
Sales/settlements...............       (41.5)       -             (.2)         (.8)         (127.3)            -        (47.9)
Transfers into/out of
 Level 3 (2)....................        13.5        -           (46.6)         -               1.4             -        (38.1)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, Dec. 31, 2009..........   $   465.6    $   -        $   20.7     $   47.4      $  1,489.8     $       -      $ 217.1
                                  ===========  ==========   ==========   ===========   ============   =============   ==========

        (1) Includes Trading Securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEMABLE        OTHER            OTHER             GMIB         SEPARATE          GWBL
                                     PREFERRED        EQUITY          INVESTED       REINSURANCE      ACCOUNTS        FEATURES
                                      STOCK        INVESTMENTS(1)      ASSETS           ASSET          ASSETS        LIABILITY
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, January 1, 2009......... $         2.5   $          2.1    $       547.0   $     4,821.7   $     334.3    $       272.6
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income....               -                -             (357.2)            -             -                -
    Investment (losses), net.             (45.1)             -                -               -           (94.8)             -
    (Decrease) increase in
     the fair value of the
     reinsurance contracts...               -                -                -          (2,746.3)          -                -
    Policyholders' benefits..               -                -                -               -             -             (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
      Subtotal...............             (45.1)             -             (357.2)       (2,746.3)        (94.8)          (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
   Other comprehensive
    income (loss)............              34.1              -                -               -             -                -
Purchases/issuances..........                                                 -             180.4           1.2             11.9
Sales/settlements............               -               (1.2)           109.8             -            (7.3)             -
Transfers into/out of
 Level 3 (2).................              20.9               .7              -               -            (3.7)             -
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, Dec. 31, 2009.......     $        12.4   $          1.6    $       299.6   $     2,255.8   $     229.7    $        54.9
                                  ==============  ================  =============   ==============  =============  ==============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                       Fixed
                                     Maturities        Other           Other           GMIB           Separate       GWBL
                                     Available         Equity         Invested      Reinsurance       Accounts      Features
                                      For Sale     Investments(1)      Assets          Asset           Assets      Liability
                                   ------------   ---------------    ----------    -------------    -----------   ----------

Balance, Dec. 31, 2007..........   $   2,503.4    $       3.0        $    160.9    $    124.7       $      40.8   $    -
 Impact of adopting fair value
   guidance, included in
   earnings .................              -              -                 -           210.6               -          -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Jan. 1, 2008........          2,503.4            3.0             160.9         335.3              40.8        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
 Total gains (losses), realized
  and unrealized, included in:
    Earnings as:
     Net investment income...              3.3            -               359.3           -                 -          -
     Investment (losses)
      gains, net.............           (144.5)          (1.1)              -             -               (17.4)       -
     Commissions, fees and
      other income...........              -              -                 -         3,571.2               -          -
     Policyholders' benefits.              -              -                 -             -                 -        265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
           Subtotal..........           (141.2)          (1.1)            359.3       3,571.2             (17.4)     265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
     Other comprehensive
       (loss) income.........           (384.6)            .6               -             -                 -          -
 Purchases/issuances and
  sales/settlements, net.....            (85.6)           (.4)             26.8         915.2             248.6        7.4
 Transfers into/out of
  Level 3(2).................            532.4            -                 -             -                62.3        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Dec. 31, 2008.......      $   2,424.4    $       2.1        $    547.0    $  4,821.7       $     334.3   $  272.6
                                   ============   ===============    ==========    =============    ===========   ==========


        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:

                                                              EARNINGS
                                         ----------------------------------------------------
                                                          INVESTMENT        CHANGE IN
                                              NET            GAINS        FAIR VALUE OF                         POLICY-
                                          INVESTMENT       (LOSSES),       REINSURANCE                          HOLDERS'
                                            INCOME            NET           CONTRACTS            OCI            BENEFITS
                                         ------------    ------------    --------------     -------------    --------------
                                                                          (IN MILLIONS)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized gains
   or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $      -        $      -        $       -          $      (2.2)     $       -
        U.S. Treasury, government
          and agency.................           -               -                -                  -                -
        State and political
          subdivisions...............           -               -                -                 (7.3)             -
        Foreign governments..........           -               -                -                  2.5              -
        Commercial
          mortgage-backed............           -               -                -                 36.8              -
        Residential
          mortgage-backed............           -               -                -                  -                -
        Asset-backed.................           -               -                -                  7.1              -
        Redeemable preferred stock...           -               -                -                 34.1              -
                                         ------------    ------------    --------------     -------------    --------------
            Subtotal.................           -               -                -                 71.0              -
     Equity securities,
        available for sale...........           -               -                -                  -                -
     Other equity investments........           -               -                -                  0.2              -
     Other invested assets...........        (247.4)            -                -                  -                -
     Cash equivalents................           -               -                -                  -                -
     Segregated securities...........           -               -                -                  -                -
     GMIB reinsurance contracts......           -               -           (2,565.9)               -                -
     Separate Accounts' assets.......           -             (95.5)             -                  -                -
     GWBL features' liability........           -               -                -                  -              217.7
                                         ------------    ------------    --------------     -------------    --------------
         Total.......................    $   (247.4)     $    (95.5)     $  (2,565.9)       $      71.2      $     217.7
                                         ============    ============    ==============     =============    ==============

                                                               Earnings
                                              -------------------------------------------
                                                                              Change in
                                                  Net         Investment    Fair Value of                    Policy-
                                              Investment        Gains        Reinsurance                     holders'
                                                Income      (Losses), Net     Contracts          OCI         Benefits
                                              ----------    -------------   -------------    -----------    -----------
                                                                            (In Millions)
Full Year 2008
Still Held at December 31, 2008:
   Change in unrealized gains or losses
     Fixed maturities, available
       for sale....................           $       -     $        -      $        -      $     (394.1)   $        -
     Other equity investments......                   -              -               -                .6             -
     Other invested assets.........                 386.1            -               -               -               -
     Cash equivalents..............                   -              -               -               -               -
     Segregated securities.........                   -              -               -               -               -
     GMIB reinsurance contracts....                   -              -           3,571.2             -               -
     Separate Accounts' assets.....                   -            (16.6)            -               -               -
     GWBL features' liability......                   -              -               -               -             265.2
                                              -----------   -------------   ------------    -------------   ------------
       Total.......................           $     386.1   $      (16.6)   $    3,571.2    $     (393.5)   $      265.2
                                              ===========   =============   ============    =============   ============

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

        The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING           FAIR            Carrying            Fair
                                                    VALUE             VALUE            Value             Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        -------------
          Mortgage loans on real estate......... $    3,554.8     $     3,547.4     $     3,673.9     $    3,624.5
          Other limited partnership interests...      1,308.4           1,308.4           1,414.6          1,414.6
          Policyholders liabilities:
            Investment contracts................      2,721.0           2,729.4           3,072.9          3,162.5
            Loans to Affiliates.................      1,048.3           1,077.2             588.3            588.3
          Long-term debt........................        199.9             226.0             199.9            190.8

        Closed Blocks:
        --------------
          Mortgage loans on real estate......... $    1,028.5     $     1,021.2     $     1,107.1     $    1,102.6
          Other equity investments..............          1.5               1.5               2.7              2.7
          SCNILC liability......................          7.6               7.6               8.6              8.6

        Wind-up Annuities(1):
        ---------------------
          Mortgage loans on real estate......... $        -       $         -       $         1.2     $        1.3
          Other equity investments..............          -                 -                 1.3              1.3
          Guaranteed interest contracts.........          -                 -                 5.5              6.2

        (1) At December 31, 2009, the remaining assets and liabilities of the group non-participating wind-up annuity line of business ("Wind-up Annuities") were consolidated into the Company's consolidated balance sheet on a line by line basis. At December 31, 2009 Wind-up Annuities had mortgage loans on real estate with a carrying value of $150.4 million and fair value of $156.4 million; other equity investment, with a carrying value and fair value of $1.3 million and guaranteed interest contracts with a carrying value of $5.4 million and a fair value of $5.6 million.

8)      GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL
           ------------------------------------------------

        The Company has certain variable annuity contracts with GMDB, GMIB, and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2007.........................  $       163.7      $         228.3    $         392.0
          Paid guarantee benefits..........................          (30.6)                (2.7)             (33.3)
          Other changes in reserve.........................          120.0                 84.3              204.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2007.......................          253.1                309.9              563.0
          Paid guarantee benefits..........................          (72.8)                (8.2)             (81.0)
          Other changes in reserve.........................          800.6              1,678.2            2,478.8
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2008.......................          980.9              1,979.9            2,960.8
          Paid guarantee benefits..........................         (249.1)               (57.6)            (306.7)
          Other changes in reserve.........................          354.7               (309.4)              45.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2009.......................  $     1,086.5      $       1,612.9    $       2,699.4
                                                            =================   ================   =================

        Related GMDB reinsurance ceded amounts were:

                                                                  GMDB
                                                            -----------------
                                                             (IN MILLIONS)

        Balance at January 1, 2007.........................  $        23.6
          Paid guarantee benefits ceded....................           (7.6)
          Other changes in reserve.........................           11.5
                                                            -----------------
        Balance at December 31, 2007.......................           27.5
          Paid guarantee benefits..........................           (7.1)
          Other changes in reserve.........................          306.9
                                                            -----------------
        Balance at December 31, 2008.......................          327.3
          Paid guarantee benefits..........................          (86.6)
          Other changes in reserve.........................          164.3
                                                            -----------------
        Balance at December 31, 2009.......................  $       405.0
                                                            =================

        The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

        The December 31, 2009 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                     RETURN
                                                       OF
                                                     PREMIUM        RATCHET        ROLL-UP         COMBO             TOTAL
                                                 --------------  ------------   -------------   --------------   --------------
                                                                             (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account..................   $    11,156     $     279      $      161      $       531      $    12,127
             Separate Accounts................   $    25,729     $   6,944      $    4,231      $    31,686      $    68,590
          Net amount at risk, gross...........   $     2,444     $   1,728      $    2,861      $    10,511      $    17,544
          Net amount at risk, net of
             amounts reinsured................   $     2,444     $     1,102    $    1,933      $     4,357      $     9,836
          Average attained age of
             contractholders..................            49.7          62.3            67.0             62.5             53.4
          Percentage of contractholders
             over age 70......................             7.6%         24.8%           41.8%            23.8%            12.9%
          Range of contractually specified
             interest rates..................           N/A             N/A            3%-6%         3%-6.5%          3%-6.5%

        GMIB:
        -----
          Account values invested in:
             General Account..................          N/A             N/A     $       36      $       775      $       811
             Separate Accounts................          N/A             N/A     $    2,836      $    43,484      $    46,320
          Net amount at risk, gross...........          N/A             N/A     $    1,318      $     1,027      $     2,345
          Net amount at risk, net of
             amounts reinsured................          N/A             N/A     $      386      $       253      $       639
          Weighted average years remaining
             until annuitization..............          N/A             N/A              1.1              7.0              6.5
          Range of contractually
             specified interest rates........           N/A             N/A          3%-6%           3%-6.5%          3%-6.5%

        The GWBL related liability was $54.9 million at December 31, 2009; which is accounted for as an embedded derivative. This liability reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature over a range of market consistent economic scenarios.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                 DECEMBER 31,
                                                        ---------------------------
                                                             2009           2008
                                                        ------------  -------------
                                                             (IN MILLIONS)

       GMDB:
          Equity......................................   $ 41,447      $ 30,428
          Fixed income................................      3,957         3,745
          Balanced....................................     20,940        17,469
          Other.......................................      2,246         2,410
                                                        ------------  -------------
          Total.......................................   $ 68,590      $ 54,052
                                                        ============  =============

       GMIB:
          Equity......................................   $ 27,837      $ 19,138
          Fixed income................................      2,514         2,219
          Balanced....................................     15,351        12,887
          Other.......................................        618         1,272
                                                        ------------  -------------
          Total.......................................   $ 46,320      $ 35,516
                                                        ============  =============


        C) Hedging Programs for GMDB, GWBL and GMIB Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes derivative instruments, such as exchange-traded futures contracts, options and interest rate swap and floor contracts as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2009, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $36.45 billion and $6.99 billion, respectively, with the GMDB feature and $17.98 billion and $260.0 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment. Therefore, gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            -------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT       REINSURANCE
                                                               LIABILITY         CEDED             NET
                                                            -------------   --------------  ------------
                                                                             (IN MILLIONS)

       Balance at January 1, 2007.........................   $     66.8      $     (47.9)    $     18.9
          Other changes in reserves.......................         68.2            (59.7)           8.5
                                                            -------------   --------------  ------------
       Balance at December 31, 2007.......................        135.0           (107.6)          27.4
          Other changes in reserves.......................         68.0            (45.0)          23.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2008.......................        203.0           (152.6)          50.4
          Other changes in reserves.......................         52.0            (21.0)          31.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2009.......................   $    255.0      $    (173.6)    $     81.4
                                                            =============   ==============  ============


9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25.0 million and on each second-to-die policy of $30.0 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        At December 31, 2009, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 37.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.8% of its current liability exposure resulting from the GMIB feature. See Note 8.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2009 and 2008 were $2,255.8 million and $4,821.7 million, respectively. The (decreases) increases in estimated fair value were $(2,565.9) million, $1,566.8 million and $6.9 million for 2009, 2008 and 2007, respectively.

        At December 31, 2009 and 2008, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $3,028.2 million and $2,897.2 million. Reinsurance payables related to insurance contracts totaling $79.7 million and $62.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2009 and 2008, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $207.0 million and $236.8 million at December 31, 2009 and 2008, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2009 and 2008 were $648.1 million and $732.3 million, respectively.

        The following table summarizes the effect of reinsurance:

                                                                2009             2008           2007
                                                            -------------  --------------   ------------
                                                                           (IN MILLIONS)

        Direct premiums....................................  $     838.2    $    848.3       $    855.1
        Reinsurance assumed................................        202.0         193.8            193.0
        Reinsurance ceded..................................       (609.1)       (283.5)          (243.2)
                                                            -------------  --------------   ------------
        Premiums                                             $     431.1    $    758.6       $    804.9
                                                            =============  ==============   ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $     197.1    $    169.1       $    153.9
                                                            =============  ==============   ============
        Policyholders' Benefits Ceded......................  $     485.2    $  1,221.8       $    510.7
                                                            =============  ==============   ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $       -      $     33.2       $     56.1
                                                            =============  ==============   ============

        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.0 million and $94.4 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $1,667.4 million and $1,680.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                 2009             2008             2007
                                                            --------------   --------------   --------------
                                                                              (IN MILLIONS)

        Incurred benefits related to current year..........  $       37.6     $      35.5      $       32.9
        Incurred benefits related to prior years...........           6.4             4.2              13.2
                                                            --------------   --------------   --------------
        Total Incurred Benefits............................  $       44.0     $      39.7      $       46.1
                                                            ==============   ==============   ==============

        Benefits paid related to current year..............  $       12.7     $      10.8      $       11.9
        Benefits paid related to prior years...............          34.1            28.8              32.8
                                                            --------------   --------------   --------------
        Total Benefits Paid................................  $       46.8     $      39.6      $       44.7
                                                            ==============   ==============   ==============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              ------------------------------
                                                                                    2009           2008
                                                                              --------------  --------------
                                                                                      (IN MILLIONS)
        Short-term debt:
        AllianceBernstein commercial paper
          (with interest rates of 0.2% and 1.8%).............................  $      249.1    $      284.8
                                                                              --------------  --------------
            Total short-term debt............................................         249.1           284.8
                                                                              --------------  --------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015.....................................         199.9           199.8
                                                                              --------------  --------------
            Total long-term debt.............................................         199.9           199.8
                                                                              --------------  --------------

        Total Short-term and Long-term Debt..................................  $      449.0    $      484.6
                                                                              ==============  ==============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12.9 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2009, SCB LLC maintained four separate uncommitted credit facilities with various banks totaling $525.0 million. In addition, SCB LLC has two lines of credit with a commercial bank as of December 31, 2009 and December 31, 2008, one for $75.0 million secured by U.S. Treasury Bills and a second for $50.0 million secured by pledges of equity securities.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders that expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. Amounts borrowed under the commercial paper program reduce amounts available for direct borrowing under the revolving credit facility on a dollar-for-dollar basis. AllianceBernstein was in compliance with the covenants as of December 31, 2009.

        Long-term Debt
        ---------------

        At December 31, 2009, the Company was not in breach of any long-term debt covenants.


11)     RELATED PARTY TRANSACTIONS

        Loans to Affiliates
        -------------------

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        Loans from Affiliates
        ---------------------

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        Other Transactions
        ------------------

        On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1.10 billion to a non-insurance subsidiary of AXA Financial in exchange for $700.0 million in cash and $400.0 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $438.9 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $56.3 million, $76.2 million and $63.1 million, respectively, for 2009, 2008 and 2007.

        In 2009, 2008 and 2007, respectively, the Company paid AXA Distribution and its subsidiaries $634.0 million, $754.2 million and $806.9 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $402.4 million, $320.5 million and $340.2 million, respectively, for their applicable share of operating expenses in 2009, 2008 and 2007, pursuant to the Agreements for Services.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2010 is expected to be approximately $348.0 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2009, 2008 and 2007 under this arrangement totaled approximately $0.6 million, zero and $1.7 million, respectively. Claims and expenses paid in 2009, 2008 and 2007 were $0.5 million, zero and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152.0 million, $157.8 million and $143.6 million in 2009, 2008 and 2007, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $50.3 million, $63.0 million and $58.4 million in 2009, 2008 and 2007, respectively. The net receivable related to these contracts was approximately $5.6 million and $3.4 million at December 31, 2009 and 2008, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                    2009               2008              2007
                                                              --------------      --------------    --------------
                                                                                  (IN MILLIONS)
        Investment advisory and services fees..............   $       658.5       $       870.5     $      1,027.6
        Distribution revenues..............................           277.3               378.4              473.4
        Other revenues - shareholder servicing fees........            90.1                99.0              103.6
        Other revenues - other.............................             7.0                 6.9                6.5
        Institutional research services....................             1.1                 1.2                1.6

12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

        For 2009, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $12.8 million and $19.0 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The Company's funding policy to its qualified pension plans (other than those of AllianceBernstein) is to make annual aggregate contributions of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, is greater. Cash contributions during 2010 are estimated to be approximately $215.0 million. AllianceBernstein's policy is to satisfy its funding obligation to its qualified retirement plan each year in an amount not less than the minimum required by ERISA, as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        38.3       $       41.6       $       39.0
        Interest cost......................................          136.2              134.1              128.8
        Expected return on assets..........................         (125.6)            (194.4)            (191.0)
        Curtailment gain...................................            -                 (3.5)               -
        Net amortization...................................           95.3               42.6               57.5
        Plan amendments....................................            1.8                -                  -
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $       146.0       $       20.4       $       34.3
                                                            =================   ================   =================

        Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Projected benefit obligation, beginning of year.......................   $    2,181.1       $    2,222.1
        Service cost..........................................................           30.3               33.6
        Interest cost.........................................................          136.2              134.1
        Actuarial losses (gains)..............................................           68.8              (27.6)
        Plan curtailment......................................................            -                (13.1)
        Benefits paid.........................................................         (177.0)            (168.0)
        Plan amendments.......................................................            1.8                -
                                                                                ----------------   -----------------
        Projected Benefit Obligation, End of Year..............................  $    2,241.2       $    2,181.1
                                                                                ================   =================

        The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)

        Pension plan assets at fair value, beginning of year....................   $    1,460.4      $     2,415.7
        Actual return on plan assets............................................          104.1             (813.6)
        Contributions...........................................................           31.8               35.6
        Benefits paid and fees..................................................         (190.3)            (177.3)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................        1,406.0            1,460.4
        PBO.....................................................................        2,241.2            2,181.1
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets..................................   $     (835.2)     $      (720.7)
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $835.2 million and $720.7 million at December 31, 2009 and 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,241.2 million and $1,406.0 million, respectively at December 31, 2009 and $2,181.1 million and $1,460.4 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,206.4 million and $1,406.0 million, respectively, at December 31, 2009 and $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008. The accumulated benefit obligation for all defined benefit pension plans were $2,206.4 million and $2,137.7 million at December 31, 2009 and 2008, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................... $      1,492.9       $      1,497.0
        Unrecognized prior service cost.....................................            7.5                  3.2
        Unrecognized net transition asset...................................            (.5)                 (.6)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.9       $      1,499.6
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $124.0 million, $(0.9) million, and (0.1) million, respectively.

        The following table discloses the allocation of the fair value of total plan assets for the qualified plans of the Company at December 31, 2009 and 2008:

                                                                                     DECEMBER 31,
                                                                            ------------------------
                                                                               2009         2008
                                                                            -----------  -----------
                                                                                  (IN MILLIONS)

       Fixed maturities..................................................        45.3%       27.9%
       Equity securities.................................................        37.0        54.1
       Equity real estate................................................        11.6        16.7
       Cash and short-term investments...................................         6.1         1.3
                                                                                -------     ------
                                                                                100.0%      100.0%
                                                                                =======     ======

        The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities, fixed maturities and real estate at 65%, 25% and 10%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

        During fourth quarter 2008, a short-term hedge program were executed by the AXA Equitable qualified pension plans to minimize further downside equity risk, which in 2009 was extended for a period of one year.

        The following table discloses the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2009.

                                                                       AT DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        ASSET CATEGORIES
        Fixed maturities:
          Corporate............................. $        -       $       414.8     $         -       $      414.8
          US Treasury, government
            and agency..........................          -               192.4               -              192.4
          States and political subdivisions.....          -                 9.2               -                9.2
          Foreign governments...................          -                 -                 -                -
          Commercial mortgage-backed............          -                 -                 -                -
          Asset-backed..........................          -                 -                 -                -
          Other structured debt.................          -                 -                 6.5              6.5
        Common and preferred equity.............        574.7               1.4               -              576.1
        Mutual funds............................          5.0               -                 -                5.0
        Hedge funds.............................          -                 6.5               -                6.5
        Derivatives, net........................        (95.9)              -                 -              (95.9)
        Private real estate investment funds....          -                 -                12.1             12.1
        Private investment trusts...............          -                44.4             146.7            191.1
        Commercial mortgages....................          -                 -                 1.8              1.8
        Cash and cash equivalents...............         32.0               1.4               -               33.4
        Short-term investments..................         29.2              23.8               -               53.0
                                                ---------------  ----------------  ---------------   ---------------
          Total................................. $      545.0     $       693.9     $       167.1     $    1,406.0
                                                ===============  ================  ===============   ===============

        At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprise approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $146.7 million in a private real estate investment trust through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified plan assets.

        The table below presents a reconciliation for all Level 3 qualified plan assets at December 31, 2009.

                                                           PRIVATE REAL
                                                              ESTATE         PRIVATE
                                             FIXED          INVESTMENT     INVESTMENT      COMMERCIAL
                                          MATURITIES(1)       FUNDS          TRUSTS        MORTGAGES       TOTAL
                                          -------------   -------------   ------------   -------------   ----------
                                                                    (IN MILLIONS)

       Balance at
        December 31, 2008.............    $        5.9    $       15.4    $      224.4   $        2.1    $   247.8
       Actual return on Plan assets:
          Relating to assets still
          held at December 31, 2009...              .6            (2.6)          (77.7)           (.1)       (79.8)
          Relating to assets sold
          during 2009.................             -               (.1)            -               .1          -
       Purchases, sales, issues
        and settlements, net..........             -               (.6)            -              (.3)         (.9)
       Transfers into/
        out of Level 3................             -               -               -              -            -
       Balance at                         ------------    ------------    ------------   ------------    ----------
        December 31, 2009.............    $        6.5    $       12.1    $      146.7   $        1.8    $   167.1
                                          =============   =============   ============   =============   ===========

        (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

        The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                   2009               2008
                                                                               -------------      -------------
       Discount rates:
         Benefit obligation...............................................         6.00%              6.50%
         Periodic cost....................................................         6.50%              6.25%(1)

       Rates of compensation increase:
         Benefit obligation and periodic cost.............................         6.00%              6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost).....................................         6.75%              8.50%

        (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflected the revised asset allocation strategy implemented in January 2009.

        Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $15.5 million, $17.3 million and $18.9 million for 2009, 2008 and 2007, respectively.

        The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.

                                                              PENSION
                                                              BENEFITS
                                                          ----------------
                                                            (IN MILLIONS)
                               2010...................... $       185.7
                               2011......................         194.1
                               2012......................         195.7
                               2013......................         194.7
                               2014......................         194.1
                               Years 2015-2019...........         947.9

        AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), a direct wholly owned subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding Units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding Units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding Units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $221.1 million, $133.1 million and $289.1 million for 2009, 2008 and 2007, respectively. As further described in Note 13, the cost of the 2009 awards made in the form of restricted Holding Units was measured, recognized, and disclosed as a share-based compensation program.


13)     SHARE-BASED COMPENSATION AND OTHER COMPENSATION PROGRAMS

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $78.4 million, $33.8 million and $81.2 million for share-based payment arrangements as further described herein.

        Performance Units. On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4.3 million and equity settlements of the remainder with approximately 46,615 restricted AXA ADRs for aggregate value of approximately $0.8 million.

        On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on the last day of the vesting period. For 2009, the Company recognized compensation expense of approximately $4.6 million in respect of the March 20, 2009 grant of performance units.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        For 2009, 2008 and 2007, the Company recognized compensation costs of $4.6 million, $5.5 million and $11.6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards are, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2009 and 2008 was $17.5 million and $17.3 million, respectively. Approximately 718,754 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing one-half of the award granted on March 31, 2009.

        Option Plans. On March 20, 2009, approximately 1.7 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 10.00 Euros. Approximately 1.4 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.3 million have a four-year cliff vesting term. In addition, approximately 0.2 million of the total options awarded on March 20, 2009 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between March 20, 2009 and March 20, 2013. All of the options granted on March 20, 2009 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $3.7 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2009, the expense associated with the March 20, 2009 grant of options was approximately $1.4 million.

        On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding Units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $22.9 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding Units generally vest ratably over a five year period.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). The aggregate number of AllianceBernstein Holding Units subject to options granted or otherwise awarded under its long-term incentive compensation plans, may not exceed 41.0 million. At December 31, 2009, approximately 19.6 million options to purchase AllianceBernstein Holding Units and 15.2 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum.

        A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2009 follows:

                                                                     Options Outstanding
                           ------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------   ------------------------------   ---------------------------------
                                                Weighted                          Weighted                           Weighted
                               Number           Average             Number         Average          Number            Average
                             Outstanding        Exercise         Outstanding       Exercise       Outstanding         Exercise
                            (In Millions)        Price          (In Millions)       Price        (In Millions)         Price
                           --------------    ---------------   --------------   -------------   ---------------  ----------------
Options outstanding at
   January 1, 2009........          13.8     (euro)    26.54           12.3      $     20.40             6.7     $        66.11
Options granted...........           2.1     (euro)    10.78             .2      $     12.00             6.6     $        17.06
Options exercised.........            .3     (euro)     -              (1.0)     $     16.01             -       $         -
Options forfeited, net....          (1.2)    (euro)    27.06            (.6)     $     26.74            (0.9)    $        45.09
Options expired...........           -                                  -                                (.3)    $        30.21
                           --------------                     ---------------                   ---------------
Options Outstanding at
   December 31, 2009......          15.0     (euro)    23.75           10.9      $     19.95            12.1     $        41.79
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -                        $     64.4                      $         -
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.92                               3.18                               -
                           ==============                     ===============                   ===============
Options Exercisable at
   December 31, 2009......           6.2     (euro)    24.85           10.9      $     19.4              2.8     $        51.91
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -(2)                     $     64.0                      $         -(2)
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           5.54                               3.16                             2.9
                           ==============                     ===============                   ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2009 of the respective underlying shares over the strike prices of the option awards.

        (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2009 was $15.8 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2009, 2008 and 2007 were $7.7 million, $43.5 million and $141.4 million, respectively, resulting in amounts currently deductible for tax purposes of $2.7 million, $14.6 million and $48.0 million, respectively, for the periods then ended. In 2009, 2008 and 2007, windfall tax benefits of approximately $2.3 million, $10.0 million and $34.3 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2009, AXA Financial held 1.3 million AXA ADRs in treasury at a weighted average cost of approximately $25.38 per ADR, of which approximately 1.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. These call options expired on November 23, 2009. During 2009, AXA Financial utilized approximately 1.0 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2009, 2008 and 2007, respectively.

                                                 AXA Ordinary Shares               AllianceBernstein Holding Units
                                           ---------------------------------   ----------------------------------------
                                             2009       2008        2007           2009          2008         2007
                                           --------   ---------   ----------   ------------   ----------   ------------

        Dividend yield....................  10.69%      7.12%       4.10%         5.2-6.1%        5.4%       5.6-5.7%

        Expected volatility...............   57.5%      34.7%       27.5%          0-44.6%       29.3%     27.7-30.8%

        Risk-free interest rates..........   2.74%      4.19%       4.40%         1.6-2.1%        3.2%       3.5-4.9%

        Expected life in years............    5.5        6.0         5.5          6.0-6.5         6.0        6.0-9.5

        Weighted average fair value per
          option at grant date............ $ 2.57     $ 5.70      $ 9.61       $     3.52     $ 10.85      $   15.96

        For 2009, 2008 and 2007, the Company recognized compensation costs for employee stock options of $20.2 million, $27.0 million, and $38.8 million, respectively. As of December 31, 2009, approximately $53.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

        Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding Units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding Units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

        In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding Units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding Units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding Unit awards was approximately $256.6 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Holding Unit. These Holding Units vest ratably over a 5-year period and are subject to accelerated vesting.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $44.6 million, $6.1 million and $8.6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2009, approximately 12.5 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2009, approximately $236.6 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.9 years.

        The following table summarizes unvested restricted AXA ADR activity for 2009.

                                                                  Weighted
                                                 Shares of        Average
                                                Restricted       Grant Date
                                                   Stock         Fair Value
                                              --------------   ---------------

        Unvested as of January 1, 2009.......      461,102      $      31.92
        Granted..............................       63,088      $      12.30
        Vested...............................      118,626      $      22.31
        Forfeited............................        1,079
                                              --------------
        Unvested as of December 31, 2009.....      404,485      $      31.74
                                              ==============

        Restricted AXA ADRs vested in 2009, 2008 and 2007 had aggregate vesting date fair values of approximately $1.5 million, $3.3 million and $7.0 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $5.6 million.

        Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(0.5) million, $(5.5) million and zero for 2009, 2008 and 2007, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2009 and 2008 was $0.7 million and $1.2 million, respectively. At December 31, 2009, 133,266 tandem SARs/NSOs were outstanding, for which the SARs component had maximum value of $2.0 million. Approximately 80% of these tandem SARs/NSOs expired on February 16, 2010, with the remainder to expire in third quarter 2010. During 2009, 2008 and 2007, respectively, approximately 11,368, 0.7 million and 0.4 million of these awards were exercised at an aggregate cash-settlement value of $0.1 million, $9.2 million and $7.2 million.

        SARs. On March 20, 2009, 129,722 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 10.00 Euros as of the date of exercise. At December 31, 2009, 731,959 million SARs were outstanding, having weighted average remaining contractual term of 8.0 years. The accrued value of SARs at December 31, 2009 and 2008 was $1.1 million and $0.4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2009, 2008 and 2007, the Company recorded compensation expense for SARs of $0.7 million, $(2.3) million and $1.0 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        AXA Shareplan. In 2009, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to reserve a subscription to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2009. Similar to the AXA Shareplan programs previously offered in 2001 through 2008, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price of $22.06 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at the same formula discounted price on a leveraged basis with a guaranteed return of initial investment plus a variable percentage of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $7.0 million in 2009, $1.1 million in 2008 and $27.7 million in 2007 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2009, 2008 and 2007 primarily invested under Investment Option B for the purchase of approximately 5.5 million, 6.5 million and
        5.3 million AXA ordinary shares, respectively.

        AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, 2008 and 2007, respectively, AXA Financial Group recognized compensation expense of approximately $1.8 million, $1.9 million and $5.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

14)     NET INVESTMENT (LOSS) INCOME AND INVESTMENT GAINS (LOSSES), NET

        The following table breaks out Net investment (loss) income by asset category:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,582.3        $    1,668.6       $    1,728.5
        Mortgage loans on real estate......................         231.3               251.7              233.5
        Equity real estate.................................           5.7                11.7               14.2
        Other equity investments...........................         (67.8)             (110.9)             236.6
        Policy loans.......................................         238.3               251.3              255.9
        Short-term investments.............................          20.5                30.8               55.1
        Derivative investments.............................      (3,079.4)            7,302.1               86.6
        Broker-dealer related receivables..................          14.8                65.5              234.6
        Trading securities.................................         137.2              (343.5)              29.5
        Other investment income............................          14.2                27.9               51.7
                                                            -----------------   ----------------   -----------------
          Gross investment (loss) income...................        (902.9)            9,155.2            2,926.2

        Investment expenses................................         (73.2)              (64.7)             (78.1)
        Interest expense...................................          (4.4)              (36.5)            (194.4)
                                                            -----------------   ----------------   -----------------

        Net Investment (Loss) Income.......................  $     (980.5)       $    9,054.0       $    2,653.7
                                                            =================   ================   =================

        For 2009, 2008 and 2007, respectively, Net investment (loss) income from derivatives included $(1,769.1) million, $6,622.6 million and $16.4 million of realized (losses) gains on contracts closed during those periods and $(1,310.3) million, $679.5 million and $70.2 million of unrealized (losses) gains on derivative positions at each respective year end.

        Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $        (2.5)      $     (367.3)      $      (55.6)
        Mortgage loans on real estate......................            -                  2.3                7.8
        Equity real estate.................................            (.1)              (1.6)               7.3
        Other equity investments...........................           53.3               11.5               16.9
        Other(1)...........................................            3.0               16.6               16.4
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $        53.7       $     (338.5)      $       (7.2)
                                                            =================   ================   =================

        (1) In 2008 and 2007, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million and $15.5 million for 2008 and 2007, respectively. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2009, no gain or loss was recorded on these transactions.

        Writedowns of fixed maturities were $163.4 million, $285.9 million and $79.0 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007. There were no writedowns of equity real estate in 2009, 2008 and 2007.

        For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $2,900.7 million, $324.4 million and $1,554.6 million. Gross gains of $319.5 million, $3.3 million and $12.6 million and gross losses of $127.8 million, $94.5 million and $20.3 million were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2009, 2008 and 2007 amounted to $2,353.4 million, $(2,525.8) million and $(376.4) million, respectively.

        For 2009, 2008 and 2007, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $39.5 million, $47.7 million and $52.7 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, Attributable to AXA Equitable,
          beginning of year................................ $     (1,270.8)     $       103.6      $       282.2
        Changes in unrealized investment gains
          (losses) on investments..........................        2,494.0           (2,608.8)            (380.5)
        Impact of unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................           58.2             (163.7)              24.8
            DAC............................................         (578.4)             582.0               83.5
            Deferred income tax (expense) benefit..........         (704.6)             746.2              103.4
                                                            -----------------   ----------------   -----------------
        Total..............................................           (1.6)          (1,340.7)             113.4
        Less: Changes in unrealized investment (gains)
          losses attributable to noncontrolling interest...          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $       (67.8)      $    (1,270.8)     $       103.6
                                                           =================   ================   =================

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities............................... $         33.0      $    (2,450.4)     $       155.5
            Other equity investments.......................            8.5               (2.1)               0.8
                                                            -----------------   ----------------   -----------------
              Total........................................           41.5           (2,452.5)             156.3
          Impact of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................          (70.4)            (128.6)              35.1
            DAC............................................          (23.3)             555.1              (26.9)
            Deferred income tax (expense) benefit .........           (0.6)             704.0              (42.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................          (52.8)          (1,322.0)             122.3
        Less: (Income) loss attributable to
          noncontrolling interest..........................          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $        (67.8)     $    (1,270.8)     $       103.6
                                                            =================   ================   =================

15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:
          Current (benefit) expense .......................  $       (81.1)      $     (319.7)      $      464.0
          Deferred (benefit) expense.......................       (1,191.0)           2,010.2              288.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax (benefit) expense..............  $    (1,077.5)      $    1,885.1       $      937.5
        Noncontrolling interest............................         (104.8)            (132.3)            (227.3)
        Separate Accounts investment activity..............          (71.6)             (66.5)             (52.0)
        Non-taxable investment (loss) income...............          (26.9)              26.1              (21.7)
        Adjustment of tax audit reserves...................           (7.4)               9.9               21.5
        State income taxes.................................           11.6               20.5               50.2
        AllianceBernstein Federal and foreign taxes........            6.3              (53.3)              40.2
        Other..............................................           (1.8)               1.0                4.1
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $     438.0      $        -        $      297.1      $       -
        Reserves and reinsurance...............          -               878.7               -            1,465.8
        DAC....................................          -             2,307.6               -            2,209.5
        Unrealized investment losses...........         40.2               -               683.6              -
        Investments............................          -               584.7               -              722.2
        Other..................................         67.0               -                 -               47.0
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     545.2      $    3,771.0      $      980.7      $   4,444.5
                                                ===============  ================  ===============   ===============

        The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2009, $534.4 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $88.1 million would need to be provided if such earnings were remitted.

        At December 31, 2009, the total amount of unrecognized tax benefits was $599.9 million, of which $425.5 million would affect the effective rate and $174.4 million was temporary in nature. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million, of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $81.0 million and $77.3 million, respectively. Tax (benefit) expense for 2009, 2008 and 2007, respectively, reflected $3.7 million, $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                    2009               2008               2007
                                                              ----------------   ----------------   ----------------
                                                                                   (IN MILLIONS)
       Balance at January 1...............................    $         428.6    $         343.6    $         325.2
       Additions for tax positions of prior years.........              146.2               81.3               19.2
       Reductions for tax positions of prior years........              (50.2)              (4.9)              (1.5)
       Additions for tax positions of current years.......                1.3                 .9                3.4
       Reductions for tax positions of current year.......                -                  -                 (0.3)
       Settlements with tax authorities...................               (5.8)               7.7               (2.4)
                                                              ----------------   ----------------   ----------------
       Balance, December 31...............................    $         520.1    $         428.6    $         343.6
                                                              ================   ================   ================

        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by state and local tax authorities. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

        In 2009, IRS examinations for years subsequent to 2003 for the Company have been initiated. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2009 and 2008. The following tables reconcile the Earnings (losses) from discontinued operations, net of income taxes and Gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years in the period ended December 31, 2009:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)

       EARNINGS (LOSSES) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $     (9.7)    $   (27.5)     $      (.1)
       Real estate held-for-sale.....................................        12.4          22.7             6.8
       Disposal of business - Enterprise.............................         -             -               1.0
                                                                      -------------  ------------   -------------
       Total.........................................................  $      2.7     $    (4.8)     $      7.7
                                                                      =============  ============   =============

       GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      -       $     6.3      $      3.2
       Disposal of business - Enterprise.............................         -             -               (.4)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      -       $     6.3      $      2.8
                                                                      =============  ============   =============

        During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $123.5 million. Proceeds on the sale that were received by Wind-up Annuities' were $319.6 million. In connection with the sale, Wind-up Annuities acquired a $150.0 million mortgage from the affiliate on the property sold and a $50.3 million interest in another equity real estate property from continuing operations.

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multi-manager Funds Trust, AXA Enterprise Funds Trust and The Enterprise

        Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007, $0.7 million pre-tax ($0.4 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007, on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2009 and 2008, there were no impairments recorded on intangible assets associated with AXA Enterprise Fund's investment management contracts based upon fair value. At December 31, 2009 and 2008, there were no assets or liabilities related to these operations.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, and which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established. Due to the significant decline in in-force business, at December 31, 2009 the remaining assets and liabilities of the Wind-up Annuities were consolidated into the Company's consolidated balance sheet on a line-by-line basis.

        The Company evaluates the need for an allowance for future losses quarterly; the process involved comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment was required. Investment and benefit cash flow projections were updated annually as part of the Company's annual planning process. If the Company's analysis in any given period indicates that an allowance for future losses was not necessary, any current period Wind-up Annuities' operating losses or earnings were recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2009, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involved numerous estimates and subjective judgments regarding the expected performance of invested assets held for the Wind-up Annuities' business and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, the establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                  2009(1)                2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $530.5 and $661.8)..............................  $      543.5         $      602.1
        Mortgage loans on real estate........................................         150.4                  1.2
        Equity real estate...................................................          92.2                162.2
        Other invested assets................................................          84.4                  1.3
                                                                              -----------------    -----------------
          Total investments..................................................         870.5                766.8
        Other assets.........................................................            .5                 77.1
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      871.0         $      843.9
                                                                              =================    =================

        Policyholders liabilities............................................  $      705.1         $      723.4
        Other liabilities....................................................         165.9                120.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      871.0         $      843.9
                                                                              =================    =================

        (1) Amounts are now included in the consolidated balance sheet at December 31, 2009 on a line-by-line basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $10.2, $19.3 and $19.6)..............  $        60.0       $       64.0       $       64.9
        Investment (losses) gains, net:
          Total OTTI losses................................           (5.1)              (5.6)              (8.6)
          Portion of loss recognized in other
             comprehensive income..........................            -                  -                  -
                                                            -----------------   ----------------   -----------------
               Net impairment losses recognized............           (5.1)              (5.6)              (8.6)
          Other investment (losses) gains, net.............           (1.3)                .8                7.8
                                                            -----------------   ----------------   -----------------
                 Total investment losses, net..............           (6.4)              (4.8)               (.8)
                                                            -----------------   ----------------   -----------------
        Policy fees, premiums and other income.............           (2.8)                .1                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           50.8               59.3               64.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           69.2              101.7               80.0
        Losses charged to the
          allowance for future losses......................            -                  -                (15.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (18.4)             (42.4)               (.1)

        Income tax benefit ................................            8.7               14.9                -
                                                            -----------------   ----------------   -----------------

        Losses from Wind-up Annuities......................  $        (9.7)      $      (27.5)      $        (.1)
                                                            =================   ================   =================

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments........... $          9.2      $    (1,322.0)     $       122.3
        Defined benefit pensions plans.....................         (967.9)            (964.8)            (371.5)
        Impact of implementing new accounting guidance,
          net of taxes.....................................          (62.0)               -                  -
                                                            -----------------   ----------------   -----------------
        Total accumulated other
          comprehensive loss...............................       (1,020.7)          (2,286.8)            (249.2)
        Accumulated other comprehensive (income) loss
          attributable to noncontrolling interest..........          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Accumulated Other Comprehensive Loss Attributable
          to AXA Equitable................................. $     (1,035.7)     $    (2,235.6)     $      (267.9)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period..................................... $      2,391.1      $    (2,533.5)     $      (357.8)
          (Gains) losses reclassified into net (loss)
            earnings during the period.....................         (164.9)              75.3               22.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......        2,556.0           (2,608.8)            (380.5)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................       (1,224.8)           1,164.5              211.7
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
          net of adjustments...............................        1,331.2           (1,444.3)            (168.8)
        Change in defined benefits pension plans...........           (3.1)            (593.3)              78.0
                                                            -----------------   ----------------   -----------------
        Total other comprehensive income (loss),
          net of income taxes..............................        1,328.1           (2,037.6)             (90.8)
        Other comprehensive (income) loss
          attributable to noncontrolling interest..........          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Other Comprehensive Income (Loss)
          Attributable to AXA Equitable.................... $      1,261.9      $    (1,967.7)     $      (100.6)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2009, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2010-2014 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2010 and the four successive years are $203.9 million, $205.2 million, $212.5 million, $218.8 million, $210.7 million and $2,243.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2010 and the four successive years is $8.4 million, $5.4 million, $4.0 million, $3.9 million, $3.6 million and $9.4 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2010 and the four successive years is $0.6 million, $0.5 million, $0.4 million, $0.2 million, $0.1 million and zero thereafter.

        Restructuring
        -------------

        As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009                2008               2007
                                                            ------------------  -----------------  ------------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.......................... $        59.6      $        30.7      $        18.3
        Additions  .........................................          79.1               67.9               24.9
        Cash payments ......................................        (111.5)             (33.8)             (10.8)
        Other reductions....................................          (6.9)              (5.2)              (1.7)
                                                            ------------------  -----------------  ------------------
        Balance, End of Year ............................... $        20.3      $        59.6      $        30.7
                                                            ==================  =================  ==================

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide equity financing of $615.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2009. AXA Equitable had $56.8 million of commitments under existing mortgage loan agreements at December 31, 2009.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2009, AllianceBernstein was not required to perform under the agreement and at December 31, 2009 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In April 2008, the plaintiffs filed a motion for class certification. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction, which was denied by the Court in February 2009. In March 2009, AXA Equitable stipulated to class certification relating to the imposition of a "cap" or "company contribution limit" on the amount it would contribute to retiree's health care costs. In June 2009, AXA Equitable filed an opposition to class certification of the claim in which plaintiffs allege that AXA Equitable improperly replaced certain health care options with purportedly inferior options. In December 2009, the Court denied the health care options class certification, allowing plaintiffs to replead. In January 2010, the plaintiffs filed a second amended complaint. The trial date is currently scheduled for June 2010.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. The resolution of the lawsuits alleging these and other claims in the past have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $311.6 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, the Insurance Group statutory net income (loss) totaled $1,782.9 million, $(1,074.8) million and $605.8 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,838.0 million and $3,588.1 million at December 31, 2009 and 2008, respectively. In 2007, AXA Equitable paid $600.0 million in shareholder dividends; no dividends were paid in 2009 and 2008.

        At December 31, 2009, AXA Equitable, in accordance with various government and state regulations, had $84.4 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2010 will approximate $71.0 million.

        At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings and equity on a U.S. GAAP basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock.................................... $        (39.1)     $    (3,414.3)     $        71.7
        Change in AVR......................................          288.9             (808.4)            (167.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          249.8           (4,222.7)             (95.5)
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (5,995.3)               3.2              415.1
          DAC..............................................          860.4           (2,089.9)             620.1
          Deferred income taxes............................        1,167.0           (4,116.6)            (677.8)
          Valuation of investments.........................         (659.3)           3,695.4                2.8
          Valuation of investment subsidiary...............         (578.9)           5,046.4              461.7
          Change in fair value of GMIB
             reinsurance contracts.........................       (2,565.9)           1,566.8                6.9
          Pension adjustment..............................            17.0            1,389.7                -
          Premiums and benefits ceded to AXA Bermuda......         5,540.8            2,846.7                -
          Issuance of surplus notes.......................             -             (1,000.0)               -
          Shareholder dividends paid......................             -                  -                600.0
          Changes in non-admitted assets...................           29.5              136.9               19.4
          Other, net.......................................          (32.4)             (12.6)            (150.3)
          U.S. GAAP adjustments for Wind-up Annuities .....         (195.5)             (16.7)              31.2
                                                            -----------------   ----------------   -----------------
        U.S. GAAP Net (Loss) Earnings ..................... $     (2,162.8)     $     3,226.6      $     1,233.6
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................ $      3,115.9      $     3,155.0      $     6,569.3
        AVR................................................          722.0              433.1            1,242.7
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,837.9            3,588.1            7,812.0
        Adjustments:
          Future policy benefits and policyholders'
             account balances..............................       (1,463.6)          (1,487.3)          (2,270.2)
          DAC..............................................        7,745.2            7,482.0            9,019.3
          Deferred income taxes............................       (3,704.9)          (4,585.1)          (1,089.3)
          Valuation of investments.........................          672.8           (2,312.5)             457.1
          Valuation of investment subsidiary...............       (1,018.9)             588.1           (4,458.3)
          Fair value of GMIB reinsurance contracts.........        2,255.8            4,821.7              124.7
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,177.5            3,495.8                -
          Non-admitted assets..............................        1,036.2            1,144.0            1,014.5
          Issuance of surplus notes........................       (1,524.9)          (1,524.9)            (524.8)
          Other, net.......................................         (152.2)             141.3               76.0
          U.S. GAAP adjustments for Wind-up Annuities......            -                 12.4                1.5
                                                            -----------------   ----------------   ------------------
        U.S. GAAP Total AXA Equitable Equity............... $     10,860.9      $    11,363.6      $    10,162.5
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2009               2008               2007
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $       336.3       $    15,075.4     $     6,903.3
       Investment Management (1)..........................         2,941.7             3,542.7           4,561.8
       Consolidation/elimination..........................           (36.0)              (76.5)            (91.4)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $     3,242.0       $    18,541.6     $    11,373.7
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $55.6 million, $93.3 million and $128.9 million for 2009, 2008 and 2007, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT (LOSS) EARNINGS FROM CONTINUING                    2009                2008               2007
          OPERATIONS BEFORE INCOME TAXES:                   -----------------   -----------------  -----------------
                                                                                   (IN MILLIONS)

       Insurance..........................................   $    (3,665.7)     $     4,453.8      $     1,278.0
       Investment Management..............................           588.7              932.2            1,400.5
       Consolidation/elimination..........................            (1.7)               (.4)               -
                                                            -----------------   -----------------  -----------------
       Total (Loss) Earnings from Continuing Operations
          before Income Taxes.............................   $    (3,078.7)     $     5,385.6      $     2,678.5
                                                            =================   =================  =================

                                                                                     DECEMBER 31,
                                                                    ------------------------------------------------
                                                                             2009                     2008
                                                                    -----------------------   ----------------------
                                                                                     (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................            $    139,202.3           $    123,757.3
       Investment Management..............................                  10,770.7                 12,520.2
       Consolidation/elimination..........................                     (68.6)                   (11.2)
                                                                    -----------------------   ----------------------
       Total Assets.......................................            $    149,904.4           $    136,266.3
                                                                    =======================   ======================

        In accordance with SEC regulations, securities with a fair value of $947.9 million and $2,547.9 million have been segregated in a special reserve bank custody account at December 31, 2009 and 2008, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2009 and 2008 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2009
        ----
        Total Revenues................ $      1,320.3     $     (1,033.8)     $     1,685.1        $     1,270.4
                                       =================  =================   ==================   ==================

        Loss from Continuing
          Operations, Net of Income
          Taxes....................... $       (315.4)    $     (1,347.4)     $      (140.6)       $      (362.1)
                                       =================  =================   ==================   ==================

        Net Loss, Attributable to
          AXA Equitable............... $       (310.3)    $     (1,343.9)     $      (145.1)       $      (363.5)
                                       =================  =================   ==================   ==================

        2008
        ----
        Total Revenues................ $      3,782.6     $      2,401.3      $     3,377.7        $     8,980.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations, Net of
          Income Taxes................ $        595.6     $        505.1      $        91.6        $     2,032.8
                                       =================  =================   ==================   ==================

        Net Earnings, Attributable to
          AXA Equitable............... $        607.4     $        510.6      $        96.6        $     2,012.0
                                       =================  =================   ==================   ==================

                                     PART C

                                OTHER INFORMATION
                                -----------------


Item 24. Financial Statements and Exhibits.

         (a) The following Financial Statements are included in Part B of the Registration Statement:

               The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 49.

         (b) Exhibits.

         The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

         2.   Not applicable.

         3. (a) Form of Distribution Agreement among Equitable Distributors, Inc., Separate Account Nos. 45 and 49 and The Equitable Life Assurance Society of the United States, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (b) Form of Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of certain separate accounts and Equitable Distributors, Inc., previously filed with this Registration Statement, File No. 333-05593 on May 1, 1998.

              (c) Form of Sales Agreement among Equitable Distributors, Inc., as Distributor, a Broker-Dealer (to be named) and a General Agent (to be named), previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (d) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

              (e) Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, previously filed with this Registration Statement, File No. 333-05593, on April 25, 2001.

              (f) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, File No. 2-30070, filed
                   April 19, 2004.

              (g) First Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

              (h) Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

              (i) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

              (j) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

              (k) First Amendment to Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life Separate Accounts more particularly described in the Distribution Agreement and Equitable Distributors, Inc. incorporated herein by reference to
                   Exhibit 3(j) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (l) Third Amendment to General Agent Sales Agreement dated as of
                   January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(k) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (m) Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to
                   Exhibit 3(l) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (n) Fifth Amendment, dated as of November 1, 2006, to General
                   Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 4(p), filed on April 24, 2007.

               (o) Sixth Amendment, dated as of February 15, 2008, to General
                   Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(q), filed on April 20, 2009.

               (p) Seventh Amendment, dated as of February 15, 2008, to General
                   Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

               (q) Eighth Amendment, dated as of November 1, 2008, to General
                   Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

          4. (a) Form of Endorsement Applicable to the Guaranteed Benefit Investment Options 7/16/09 (2010GOA), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (b) Form of Endorsement Applicable to the Defined Benefit
                   Qualified Plans (7/16/09) (2010QP-DB), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (c) Form of Endorsement Applicable to the Guaranteed Interest
                   Special Dollar Cost Averaging 7/16/09 (2010SDCA), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (d) Form of Endorsement Applicable to the Special Money Market
                   Dollar Cost Averaging 7/16/09 (2010MMDCA), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (e) Form of Guaranteed Income Benefit Rider (7/16/09)
                   (2010GMIB-H), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (f) Form of Return of Principal Death Benefit Rider (7/16/09)
                   (2010GMDBROP), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (g) Form of Annual Ratchet Death Benefit Rider Annual Ratchet to
                   Age [85] GMDB (7/16/09) (2010GMDAR), previously filed with this Regisration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (h) Form of "Greater of" Death Benefit Rider Greater of Annual
                   Rollup to Age [85] GMDB or Annual Ratchet to Age [85] GMDB (7/16/09) (2010GMDAR), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (i) Form of Data Page (7/16/09) (2010DP) (Base Data Page Part A),
                   previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (j) Form of Data Page (7/16/09) (2010DPBCO) (BCO Data Page Part
                   A), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (k) Form of Data Page (7/16/09) (2010DPBShr) (Base Data Page Part
                   C Withdrawal Charges), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (l) Form of Data Page (7/16/09) (2010DPCShr) (Base Data Page Part
                   C Withdrawal Charges), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (m) Form of Data Page (7/16/09) (2010DPLShr) (Base Data Page Part
                   C Withdrawal Charges), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (n) Form of Data Page (2010DPExC) (Part C Withdrawal Charges),
                   previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (o) Form of Data Page (2010DPWVR) (Part D Withdrawal Charge
                   Waivers For All Shares), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (p) Form of Flexible Premium Deferred Fixed and Variable Annuity
                   Contract (Form No. ICC10BASE1) is filed herewith.

               (q) Form of Endorsement Applicable to Traditional IRA Contracts
                   (Form No. ICC10IRA1) is filed herewith.

               (r) Form of Inherited Traditional IRA Beneficiary Continuation
                   Option (BCO) Endorsement (Form No. ICC10INHIRA1) is filed herewith.

               (s) Form of Endorsement Applicable to Roth IRA Contracts (Form
                   No. ICC10ROTH1) is filed herewith.

               (t) Form of Endorsement Applicable to Inherited Roth IRA
                   Beneficiary Continuation Option (BCO) (Form No. ICC10INHROTH1) is filed herewith.

               (u) Form of Endorsement Applicable to Custodial [Roth] IRA
                   Contracts (Form No. ICC10CSTDL1) is filed herewith.

               (v) Form of Endorsement Applicable to the Termination of an
                   Optional Guaranteed Income Benefit and/or the Termination or Change of an Optional Guaranteed Minimum Death Benefit Rider(s) (Form No. 2010PCSDP-B) is filed herewith.

               (w) Form of Endorsement Applicable to Protection Account
                   Investment Options (Form No. ICC10GOA1) is filed herewith.

               (x) Form of Endorsement Applicable to Special Money Market Dollar
                   Cost Averaging (Form No. ICC10SMMDCA1) is filed herewith.

               (y) Form of Endorsement Applicable to Non-Qualified Contracts
                   (Form No. ICC10NQ1) is filed herewith.

               (z) Form of Data Page (Part A - Personal Data and Part B -
                   Certain Provisions of the Contract) (Form No. ICC10DPADV) is filed herewith.

         5. (a) Form of Enrollment Form/Application 2010 App 01 B (AXA Advisors), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (b) Form of Enrollment Form/Application 2010 App 02 B (AXA
                   Distributors), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (c) Form of Enrollment Form/Application 2010 App 01 C (AXA
                   Advisors), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (d) Form of Enrollment Form/Application 2010 App 02 C (AXA
                   Distributors), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (e) Form of Enrollment Form/Application 2010 App 01 L (AXA
                   Advisors), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (f) Form of Enrollment Form/Application 2010 App 02 L (AXA
                   Distributors), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (g) Form of Enrollment Form/Application 2010 App 01 X (AXA
                   Advisors), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (h) Form of Enrollment Form/Application 2010 App 02 X (AXA
                   Distributors), previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 15, 2009.

               (i) Form of Enrollment Form/Application 2010 App 02 ADV (AXA
                   Distributors), is filed herewith.

         6. (a) Restated Charter of Equitable, as amended January 1, 1997, previously filed with this Registration Statement No. 333-05593 on March 6, 1997.

               (b) By-Laws of Equitable, as amended November 21, 1996,
                   previously filed with this Registration Statement No. 333-05593 on March 6, 1997.

               (c) By-Laws of AXA Equitable, as amended September 7, 2004, filed with this Registration Statement File No. 333-05593.

               (d) Restated Charter of AXA Equitable, as amended December 6,
                   2004, incorporated herein by reference to Exhibit No. 3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

         7.   Not applicable.

         8.    (a)      Form of Participation Agreement among EQ Advisors Trust
                        Equitable, Equitable Distributors, Inc. and EQ Financial
                        Consultants, Inc., (now AXA Advisors, LLC) incorporated by reference to the Registration Statement of EQ
                        Advisors Trust on Form N-1A. (File Nos. 333-17217 and
                        811-07953). Filed August 28, 1997.

               (b) Form of Participation Agreement among AXA Premier VIP Trust, Equitable Distributors, Inc., AXA Distributors, LLC, and AXA Advisors, LLC, incorporated by reference to this Registration Statement (File No. 333-60730) on December 5, 2001.

               (c) Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

               (d) Participation Agreement by and Among AIM Variable Insurance Funds, A I M Distributors, Inc., AXA Equitable Life Insurance Company, on behalf of itself and its Separate Accounts, AXA Advisors, LLC, and AXA Distributors, LLC, dated July 1, 2005, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (e) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, AllianceBernstein L.P., and AllianceBernstein Investments, Inc., previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (f) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, American Century Investment Management, Inc., and American Century Investment Services, Inc., previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (g) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, BlackRock Variable Series Funds, Inc., BlackRock Advisors, LLC, and Black Rock Investments, LLC, dated October 16, 2009, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (h) Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation, and The Equitable Life Assurance Society of the United States, dated May 1, 2003, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (i) Participation Agreement as of July 1, 2005 Franklin Templeton Variable Insurance Products Trust, Franklin/ Templeton Distributors, Inc., AXA Equitable Life Insurance Company, AXA Advisors, LLC, and AXA Distributors, LLC, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (j) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, L.P., and Goldman, Sachs & Co., dated October 20, 2009, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (k) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (l) Form of Fund Participation Agreement among AXA Equitable Life Insurance Company, Lazard Retirement Series, Inc., and Lazard Asset Management Securities LLC, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (m) Participation Agreement among MFS Variable Insurance Trust, Equitable Life Assurance Society of the United States, and Massachusetts Financial Service Company, dated July 18, 2002, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (n) Participation Agreement among T.Rowe Price Equity Series, Inc., T.Rowe Price Investment Services, Inc. and AXA Equitable Life Insurance Company, dated July 20, 2005, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (o)(i) Participation Agreement among MONY Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributions LLC, dated December 1, 2001, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (o)(ii) Form of Third Amendment to the Participation Agreement, (the "Agreement") dated December 1, 2001 by and among MONY Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (p)(i) Participation Agreement among MONY Life Insurance Company, ProFunds, and ProFunds Advisors LLC, dated May 1, 2002, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (p)(ii) Form of Amendment No. 1 to the Participation Agreement, (the "Agreement") dated May 1, 2002 by and among MONY Life Insurance Company, ProFunds and ProFunds Advisors LLC (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (q)(i) Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and MONY Life Insurance Company, dated August 7, 2000, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (q)(ii) Form of Amendment No. 1 to the Participation Agreement, (the "Agreement") dated August 7, 2000 by and among MONY Life Insurance Company, Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on November 16, 2009.

               (r) Form of Participation Agreement by and among AXA Equitable Life Insurance Company, on behalf of itself and its separate accounts, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC, is filed herewith.

               (s) Form of Participation Agreement by and between AXA Equitable Life Insurance Company, on behalf of itself and its separate accounts, and Rydex Distributors, LLC, is filed herewith.

          9. (a) Opinion and Consent of Counsel of AXA Equitable, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on October 23, 2009.

               (b) Opinion and Consent of Counsel of AXA Equitable, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on April 30, 2010.

               (c) Opinion and Consent of Counsel of AXA Equitable, previously filed with this Registration Statement on Form N-4 (File No. 333-160951) on July 26 , 2010.

               (d) Opinion and Consent of Counsel of AXA Equitable, is filed herewith.

         10.   (a) Consent of PricewaterhouseCoopers LLP is filed herewith.

               (b) Powers of Attorney are filed herewith.

         11.   Not applicable.

         12.   Not applicable.

         13.   Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Danny L. Hale                               Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Peter S. Kraus                              Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                             Director
SSA & Company
315 East Hopkins Avenue
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

Richard C. Vaughan                          Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Executive Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Chief Accounting Officer

*Jennifer Blevins                           Executive Vice President

*Mary Fernald                               Senior Vice President and
                                            Chief Underwriting Officer

*David Kam                                  Senior Vice President and Actuary


*Richard S. Dziadzio                        Senior Executive Vice President and
                                            Chief Financial Officer

*Andrew J. McMahon                          Senior Executive Vice President and
                                            President, Financial Protection and
                                            Wealth Management

*Andrew Raftis                              Senior Vice President and Auditor

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*Anne M. Katcher                            Senior Vice President and
                                            Senior Actuary

*Anthony F. Recine                          Senior Vice President,
                                            Chief Compliance Officer and
                                            Deputy General Counsel

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Dave S. Hattem                             Senior Vice President and
                                            General Counsel

*Richard V. Silver                          Senior Executive Vice President,
                                            Chief Administrative Officer and
                                            Chief Legal Officer

*Michel Perrin                              Senior Vice President and Actuary

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Senior Executive Vice President and
                                            President, Retirement Savings

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

          Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

          AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

          The AXA Group Organizational Charts January 1st, 2010, were previously filed with this Registration Statement (File No. 333-160951), on July 26, 2010.

Item 27. Number of Contractowners

         As of October 13, 2010, there were 9,235 Qualified Contract owners and 3,103 Non-Qualified Contract owners of contracts offered by the Registrant under this Registration Statement.

Item 28. Indemnification

     (a) Indemnification of Directors and Officers

         The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                 (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

               (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                      (b) To the extent permitted by the law of the State of New
                          York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

         The directors and officers of AXA Equitable are insured under policies issued by Lloyd's of London, X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

     (b) Indemnification of Principal Underwriters

         To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

     (c) Undertaking

         Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriters

     (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A and I, and MONY's MONY Variable Account S, MONY America Variable Account S and Keynote Series Account. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC. is 1290 Avenue of the Americas, NY, NY 10104.

     (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.


(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                  POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                    (AXA ADVISORS LLC)
----------------                    --------------------------------------
*Harvey E. Blitz                    Director and Senior Vice President

*Andrew J. McMahon                  Chairman of the Board, Chief Financial
                                    Protection and Wealth Management Officer and Director

*Christine Nigro                    President and Director

*Richard S. Dziadzio                Director

*Manish Agarwal                     Director

*James A. Shepherdson               Chief Retirement Savings Officer and
                                    Director

*Robert O. Wright, Jr.              Vice Chairman of the Board, Chief Sales
                                    Officer and Director

*William Degnan                     Senior Vice President and Divisional
                                    President

Jeffrey Green                       Senior Vice President
4251 Crums Mill Road
Harrisburg, PA 17112

*Vincent Parascandola               Senior Vice President

*Kevin R. Byrne                     Executive Vice President and Treasurer

*Patricia Roy                       Chief Compliance Officer

*Philip Pescatore                   Chief Risk Officer

*Maurya Keating                     Vice President and Associate
                                    General Counsel

*Marshall F. Ollia                  Vice President and Controller

*Francesca Divone                   Secretary

*Susan Vesey                        Assistant Secretary

*Denise Tedeschi                    Assistant Vice President and Assistant
                                    Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                  POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                    (AXA DISTRIBUTORS, LLC)
----------------                    --------------------------------------

*James A. Shepherdson               Director, Chairman of the Board,
                                    President, Chief Executive Officer and
                                    Chief Retirement Savings Officer

*Philip Meserve                     Director and Executive Vice President of
                                    Business Development

*Andrew J. McMahon                  Chief Financial Protection and Wealth
                                    Management Officer and Director

*Gary Hirschkron                    Executive Vice President

*Michael McCarthy                   Director, Senior Vice President and
                                    National Sales Manager

*Joanne Petrini-Smith               Executive Vice President

*Anthea Perkinson                   Senior Vice President and National
                                    Accounts Director, Financial Institutions

*Nelida Garcia                      Senior Vice President

*Peter Golden                       Senior Vice President

*David Kahal                        Senior Vice President

*Kevin Kennedy                      Senior Vice President

*Diana Keary                        Senior Vice President

*Harvey Fladeland                   Senior Vice President

*Andrew Marrone                     Senior Vice President

*Kevin Molloy                       Senior Vice President

*Marian Sole                        Senior Vice President

*Mark Teitelbaum                    Senior Vice President

*Ronald R. Quist                    Vice President and Treasurer

*Norman J. Abrams                   Vice President and General Counsel

*Nicholas Gismondi                  Vice President and Chief Financial Officer

*Gregory Lashinsky                  Assistant Vice President - Financial
                                    Operations Principal

*Francesca Divone                   Secretary

*Susan Vesey                        Assistant Secretary

         (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30.  Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, MO, 64105.


Item 31. Management Services

         Not applicable.


Item 32. Undertakings

The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          AXA Equitable represents that the fees and charges deducted under the Certificates described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Certificates.

          The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b)of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(a) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the day of December 2, 2010.


                               SEPARATE ACCOUNT No. 49 OF
                               AXA EQUITABLE LIFE INSURANCE COMPANY
                                           (Registrant)

                               By: AXA Equitable Life Insurance Company
                                           (Depositor)


                               By: /s/ Dodie Kent
                                  ---------------------
                               Dodie Kent
                               Vice President and Associate General Counsel
                               AXA Equitable Life Insurance Company

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the day of December 2, 2010.


                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                    (Depositor)


                                         By: /s/ Dodie Kent
                                            ---------------------------------
                                            Dodie Kent
                                            Vice President and
                                            Associate General Counsel
                                            AXA Equitable Life Insurance Company


     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard S. Dziadzio                       Senior Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and
                                           Chief Accounting Officer


*DIRECTORS:

Christopher M. Condron       Anthony J. Hamilton          Joseph H. Moglia
Henri de Castries            Mary R. (Nina) Henderson     Lorie A. Slutsky
Denis Duverne                James F. Higgins             Ezra Suleiman
Charlynn Goins               Peter S. Kraus               Peter J. Tobin
Danny L. Hale                Scott D. Miller              Richard C. Vaughan


*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

December 2, 2010

                                  EXHIBIT INDEX

EXHIBIT NO.                                                           TAG VALUE
----------                                                            ---------

 4.(p)        Form of Flexible Premium Deferred Fixed and
              Variable Annuity Contract (ICC10BASE1)                   EX-99.4p

 4.(q)        Form of Endorsement Applicable to Traditional
              IRA Contracts (ICC10IRA1)                                EX-99.4q

 4.(r)        Form of Inherited Traditional IRA Beneficiary
              Continuation Option (BCO) Endorsement (ICC10INHIRA1)     EX-99.4r

 4.(s)        Form of Endorsement Applicable to Roth IRA
              Contracts (ICC10ROTH1)                                   EX-99.4s

 4.(t)        Form of Endorsement Applicable to Inherited
              Roth IRA Beneficiary Continuation Option (BCO)
              (ICC10INHROTH1)                                          EX-99.4t

 4.(u)        Form of Endorsement Applicable to Custodial [Roth]
              IRA Contracts (ICC10CSTDL1)                              EX-99.4u

 4.(v)        Form of Endorsement Applicable to the Termination
              of an Optional Guaranteed  Income Benefit and/or
              the Termination or Change of an Optional Guaranteed
              Minimum Death Benefit Rider(s) (2010PSCDP-B)             EX-99.4v

 4.(w)        Form of Endorsement Applicable to Protection Account
              Investment Options (ICC10GOA1)                           EX-99.4w

 4.(x)        Form of Endorsement Applicable to Special Money Market
              Dollar Cost Averaging (ICC10SMMDCA1)                     EX-99.4x

 4.(y)        Form of Endorsement Applicable to Non-Qualified
              Contracts (ICC1ONQ1)                                     EX-99.4y

 4.(z)        Form  of  Data Page (Part A - Personal Data and
              Part B - Certain Provisions of the Contract)
              ICC10DPADV)                                              EX-99.4z

 5.(i)        Form of Enrollment Application 2010 App 02 ADV
              (AXA Distributors).                                      EX-99.5i

 8.(r)        Form of Participation Agreement by and among AXA
              Equitable Life Insurance Company, on behalf of itself
              and its separate accounts, Lord Abbett Series Fund,
              Inc., and Lord Abbett Distributor LLC.                   EX-99.8r

 8.(s)        Form of Participation Agreement by and between AXA
              Equitable Life Insurance Company, on behalf of itself
              and its separate accounts, and Rydex Distributors,
              LLC.                                                     EX-99.8s

 9.(d)        Opinion and Consent of Counsel                           EX-99.9d

10.(a)        Consent of PricewaterhouseCoopers LLP                    EX-99.10a

10.(b)        Powers of Attorney                                       EX-99.10b